                            Prospectus supplement dated June 29, 2006 (to prospectus dated March 28, 2006)
                                                            $5,084,484,000
                                                             (Approximate)
                                                    Bear Stearns ALT-A Trust 2006-4
                                                            Issuing Entity
                                                Wells Fargo Bank, National Association
                                             Master Servicer and Securities Administrator
                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor
                                                       EMC Mortgage Corporation
                                                          Sponsor and Seller
                              Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-4
------------------------------------------------------------------------------------------------------------------------
You should consider carefully the risk factors beginning on page S-30 in this prospectus supplement.
------------------------------------------------------------------------------------------------------------------------
The Trust
The trust will consist  primarily of a pool of adjustable  rate Alt-A type mortgage loans secured by first liens on one- to four-family residential properties.
The trust will issue these classes of certificates that are offered under this prospectus supplement:
         o    6 classes of group I senior certificates  designated Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1
              and Class I-3A-2 Certificates,
         o    14 classes of group II senior certificates  designated Class II-1A-1,  Class II-1A-2, Class II-1X-1, Class II-2A-1, Class
              II-2A-2,  Class II-2X-1,  Class II-2X-2, Class II-3A-1, Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class
              II-3X-1 and Class II-3X-2 Certificates,
         o    10 classes of group III senior certificates designated Class III-1A-1,  Class III-1A-2,  Class III-2A-1,  Class III-2A-2,
              Class III-3A-1, Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates,
         o    4 classes  of group I  subordinate  certificates  designated  Class  I-M-1,  Class  I-M-2,  Class  I-B-1 and Class  I-B-2
              Certificates,
         o    8 classes of group II subordinate  certificates  designated Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class
              II-B-5, Class II-B-6, Class II-B-7 and Class II-B-8 Certificates, and
         o    3 classes of group III subordinate  certificates  designated Class III-B-1, Class III-B-2 and Class III-B-3 Certificates,
              all as more fully described in the tables beginning on pages S-2 through S-5 of this prospectus supplement.

The  certificates  are  obligations  only of the trust,  as the issuing  entity.  Neither the  certificates  nor the mortgage loans are insured or guaranteed by any person,  except as described  herein.  Distributions on the  certificates  will be payable solely from the assets transferred to the trust for the benefit of certificateholders.

Credit Enhancement

Credit  enhancement  for the offered  certificates  related to loan group I will consist of excess  spread,  overcollateralization  and additional  classes of subordinated  certificates.  The offered  certificates  related to loan group I and the Class I-B-3 Certificates may receive additional distributions in respect of interest from payments under the related cap contracts, as described herein.
Credit  enhancement  for the offered  certificates  related to loan group II and loan group III will consist of  additional  classes of subordinated certificates.

Distributions on the  certificates  will be on the 25th of each month, or, if the 25th is not a business day, on the next business day, beginning in July 2006.

Neither the  Securities and Exchange  Commission nor any state  securities  commission has approved the  certificates  or determined if this prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.
The Attorney  General of the state of New York has not passed on or endorsed the merits of this  offering.  Any  representation  to the contrary is unlawful.

The price to investors  will vary from time to time and will be determined at the time of sale.  The proceeds to the depositor from the offering  are  expected to be  approximately  100.13% of the  aggregate  principal  amount of the offered  certificates,  plus  accrued interest thereon, less expenses.  See “Method of Distribution” in this prospectus supplement.

The  Underwriter  will deliver to  purchasers  the offered  certificates  in  book-entry  form through The  Depository  Trust  Company,
Clearstream Banking, société anonyme and the Euroclear System, in each case, on or about June 30, 2006.

                                                       Bear, Stearns & Co. Inc.
                                                              Underwriter

Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the  information  contained  in this  document.  We have not  authorized  anyone to provide you with  different information.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

o    the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

o    this prospectus supplement, which describes the specific terms of your certificates.

Annex I and Schedule A are incorporated into and comprise a part of this prospectus supplement as if fully set forth herein.

The description of your  certificates in this  prospectus  supplement is intended to enhance the related  description in the prospectus and you should rely on the information in this prospectus supplement as providing additional detail not available in the prospectus.

The  Depositor’s  principal  offices are located at 383 Madison  Avenue,  New York,  New York 10179 and its  telephone  number is (212)
272-2000.

NOTWITHSTANDING  ANY  OTHER  EXPRESS  OR  IMPLIED  AGREEMENT  TO THE  CONTRARY,  THE  SPONSOR,  THE  MASTER  SERVICER,  THE  SECURITIES
ADMINISTRATOR,  THE CAP CONTRACT PROVIDER,  EMC MORTGAGE CORPORATION,  THE TRUSTEE, EACH RECIPIENT OF THE RELATED PROSPECTUS SUPPLEMENT
AND, BY ITS ACCEPTANCE  THEREOF,  EACH HOLDER OF A CERTIFICATE,  AGREES AND ACKNOWLEDGES THAT EACH PARTY HERETO HAS AGREED THAT EACH OF
THEM AND THEIR EMPLOYEES,  REPRESENTATIVES AND OTHER AGENTS MAY DISCLOSE,  IMMEDIATELY UPON COMMENCEMENT OF DISCUSSIONS, TO ANY AND ALL
PERSONS THE TAX TREATMENT AND TAX STRUCTURE OF THE  CERTIFICATES AND THE REMICS,  THE  TRANSACTIONS  DESCRIBED HEREIN AND ALL MATERIALS
OF ANY KIND  (INCLUDING  OPINIONS OR OTHER TAX  ANALYSES)  THAT ARE  PROVIDED TO ANY OF THEM  RELATING  TO SUCH TAX  TREATMENT  AND TAX
STRUCTURE EXCEPT WHERE CONFIDENTIALITY IS REASONABLY NECESSARY TO COMPLY WITH THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTION.

                                                        European Economic Area

         In relation to each Member State of the European  Economic Area which has  implemented the Prospectus  Directive  (referred to herein as a Relevant  Member State),  the  Underwriter has represented and agreed that with effect from and including the date on which the Prospectus  Directive is implemented in that Relevant  Member State (referred to herein as a Relevant  Implementation  Date) it has not made and will not make an offer of notes to the public in that Relevant  Member State prior to the  publication  of a prospectus in relation to the notes which has been  approved  by the  competent  authority  in that  Relevant  Member  State or,  where  appropriate, approved in another  Relevant  Member State and notified to the competent  authority in that Relevant  Member State,  all in accordance with the Prospectus  Directive,  except that it may, with effect from and including the Relevant  Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

(a)      to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the
         Prospectus Directive.

         For the  purposes  of this  provision,  the  expression  an “offer of notes to the  public”  in  relation  to any notes in any
Relevant  Member State means the  communication  in any form and by any means of sufficient  information  on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase  or  subscribe  the notes,  as the same may be varied in that
Member  State by any measure  implementing  the  Prospectus  Directive in that Member  State and the  expression  referred to herein as
Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                                            United Kingdom

         The Underwriter has represented and agreed that:

(a)      it has only  communicated or caused to be communicated  and will only communicate or cause to be communicated an invitation or inducement to engage in investment  activity  (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

(b)      it has complied and will comply with all  applicable  provisions  of the FSMA with respect to anything  done by it in relation to the notes in, from or otherwise involving the United Kingdom.

                                                           TABLE OF CONTENTS

   ----------------------------------------------------------------------------------------- --------------------
   SUMMARY OF PROSPECTUS SUPPLEMENT                                                          S-1
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   RISK FACTORS                                                                              S-30
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE MORTGAGE POOL                                                                         S-45
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-45
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Billing and Payment Procedures                                                            S-49
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Prepayment Charges on the Mortgage Loans                                                  S-49
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Special Characteristics of the Mortgage Loans                                             S-50
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Indices on the Mortgage Loans                                                             S-50
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   STATIC POOL INFORMATION                                                                   S-51
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE ISSUING ENTITY                                                                        S-52
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE DEPOSITOR                                                                             S-52
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE SPONSOR                                                                               S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE MASTER SERVICER AND THE SERVICERS                                                     S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Master Servicer                                                                       S-54
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Servicers                                                                             S-55
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   MORTGAGE LOAN ORIGINATION                                                                 S-60
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-60
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Underwriting Standards                                                                    S-64
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   DESCRIPTION OF THE CERTIFICATES                                                           S-70
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-70
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Registration of the Book-Entry Certificates                                               S-72
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Definitive Certificates                                                                   S-73
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Calculation of One-Month LIBOR                                                            S-73
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group I Certificates                                                 S-74
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Excess Spread and Overcollateralization Provisions                                        S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Pass-Through Rates for the Group I Offered Certificates                                   S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group II Certificates                                                S-78
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Distributions on the Group III Certificates                                               S-82
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Interest Distributions on the Group II Certificates and the Group III                     S-85
   Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Principal Distributions on the Group II Senior Certificates and the Group III             S-89
   Senior Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Principal Distributions on the Group II Subordinate Certificates and Group III            S-91
   Subordinate Certificates
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Monthly Advances                                                                          S-93
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Allocation of Realized Losses; Subordination                                              S-93
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Cross-Collateralization                                                                   S-97
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   THE CAP CONTRACTS                                                                         S-97
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   YIELD ON THE CERTIFICATES                                                                 S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Prepayment Considerations                                                                 S-99
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Allocation of Principal Payments                                                          S-101
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Interest Shortfalls and Realized Losses                                                   S-102
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Excess Spread Available to the Group I Certificates                                       S-103
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Pass-Through Rates of the Group II Certificates and the Group III Certificates            S-104
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Assumed Final Distribution Date                                                           S-104
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Weighted Average Life                                                                     S-105
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Yield Sensitivity of the Interest Only Certificates                                       S-140
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   POOLING AND SERVICING AGREEMENT                                                           S-142
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-142
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Assignment of the Mortgage Loans                                                          S-143
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Representations and Warranties                                                            S-143
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Custodian                                                                             S-144
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Trustee                                                                               S-144
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Securities Administrator                                                              S-146
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Master Servicer and Servicers                                                         S-147
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Servicing and Other Compensation and Payment of Expenses                                  S-148
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Table of Fees                                                                             S-149
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Collection and Other Servicing Procedures                                                 S-149
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Modifications                                                                             S-150
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Evidence as to Compliance                                                                 S-150
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Realization Upon Defaulted Mortgage Loans                                                 S-151
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Transfer of Master Servicing                                                              S-151
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Optional Purchase of Defaulted Loans                                                      S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Protected Accounts                                                                    S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Distribution Account                                                                  S-152
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   The Reserve Fund                                                                          S-153
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Voting Rights                                                                             S-153
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Reports to Certificateholders                                                             S-154
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Termination                                                                               S-154
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   FEDERAL INCOME TAX CONSEQUENCES                                                           S-155
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   General                                                                                   S-155
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Characterization of the Group I Offered Certificates                                      S-156
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   Penalty Protection                                                                        S-157
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   METHOD OF DISTRIBUTION                                                                    S-157
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   SECONDARY MARKET                                                                          S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL OPINIONS                                                                            S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL PROCEEDINGS                                                                         S-158
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS                                      S-159
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   RATINGS                                                                                   S-159
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   LEGAL INVESTMENT                                                                          S-161
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ERISA CONSIDERATIONS                                                                      S-162
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   AVAILABLE INFORMATION                                                                     S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   REPORTS TO CERTIFICATEHOLDERS                                                             S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   INCORPORATION OF INFORMATION BY REFERENCE                                                 S-164
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   GLOSSARY                                                                                  S-166
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ANNEX I                                                                                   S-193
   ----------------------------------------------------------------------------------------- --------------------
   ----------------------------------------------------------------------------------------- --------------------
   ANNEX II                                                                                  S-196
   ----------------------------------------------------------------------------------------- --------------------

                                                         TRANSACTION STRUCTURE

                                                   SUMMARY OF PROSPECTUS SUPPLEMENT

         The  following  summary  provides a brief  description  of material  aspects of this  offering and does not contain all of the information that you should consider in making your investment  decision.  To understand all of the terms of the offered  certificates, read carefully this entire  prospectus  supplement and the entire  accompanying  prospectus.  A glossary is included at the end of this prospectus  supplement.  Capitalized  terms used but not defined in the  glossary at the end of this  prospectus  supplement  or in the following summary have the meanings assigned to them in the glossary at the end of the prospectus.

Issuing Entity..............................  Bear Stearns ALT-A Trust 2006-4.

Title of Series.............................  Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,
                                              Series 2006-4.

Cut-off Date................................  June 1, 2006.

Closing Date................................  On or about June 30, 2006.

Depositor...................................  Structured Asset Mortgage Investments II Inc.

Sponsor.....................................  EMC Mortgage Corporation, an affiliate of the depositor.

Master Servicer.............................  Wells Fargo Bank, National Association.

Servicers...................................  EMC Mortgage  Corporation,  Countrywide  Home Loans  Servicing  LP,
                                              IndyMac Bank,  F.S.B.  and various other  servicers,  none of which will  service  more than 10% of the  mortgage  loans in either loan group I or loan  group II.  Countrywide  Home  Loans  Servicing  LP will service all of the group III mortgage loans.

Originators................................  EMC Mortgage  Corporation,  Countrywide  Home Loans,  Inc.,  IndyMac
                                             Bank,  F.S.B.  and  various  other  originators,  none of which will originate  more than 10% of the mortgage  loans in either loan group
                                             I or loan group II.  Countrywide  Home Loans,  Inc.  will  originate all of the group III mortgage loans.

Cap Contract Provider......................  ABN AMRO Bank. N.V.

Trustee ....................................  Citibank, N.A.

Securities Administrator....................  Wells Fargo Bank, National Association.

Distribution Dates..........................  Distributions on the offered  certificates will be made on the 25th day of each  month,  or, if such day is not a business  day, on the next succeeding business day, beginning in July 2006.

                                              The classes of offered  certificates and their  pass-through  rates and initial  certificate  principal  balances  are set forth in the
Offered Certificates........................  table   below.   The   Issuing   Entity   will  also  issue   other
                                              certificates  designated as the Class I-B-3,  Class  II-B-9,  Class
                                              II-B-10,   Class  II-B-11,  Class  III-B-4,  Class  III-B-5,  Class
                                              III-B-6,  Class I-XP,  Class II-XP,  Class B-IO,  Class R and Class
                                              R-X  Certificates,  which classes are not offered  pursuant to this prospectus supplement.

                                     Group I Offered Certificates
                    Pass-Through        Initial Current         Initial Rating
Class                   Rate            Principal Amount         (S&P/Moody’s)                    Designation
I-1A-1            Adjustable Rate         $774,897,000              AAA/Aaa             Sub-Loan Group I-1 Super Senior
I-1A-2            Adjustable Rate          $95,962,000              AAA/Aaa            Sub-Loan Group I-1 Senior Support
I-2A-1            Adjustable Rate         $807,809,000              AAA/Aaa             Sub-Loan Group I-1 Super Senior
I-2A-2            Adjustable Rate         $100,038,000              AAA/Aaa            Sub-Loan Group I-2 Senior Support
I-3A-1            Adjustable Rate         $550,721,000              AAA/Aaa             Sub-Loan Group I-3 Super Senior
I-3A-2            Adjustable Rate          $68,201,000              AAA/Aaa            Sub-Loan Group I-3 Senior Support
I-M-1             Adjustable Rate          $89,828,000              AA/Aa2                    Group I Subordinate
I-M-2             Adjustable Rate          $55,482,000               A/A2                     Group I Subordinate
I-B-1             Adjustable Rate          $36,988,000             BBB/Baa2                   Group I Subordinate
I-B-2             Adjustable Rate          $13,210,000             BBB-/Baa3                  Group I Subordinate

Total Group I Offered
Certificates*:                            $2,593,136,000
*Approximate

---------------------------------------------------------------------------------------------------------------------------

                                             Group I Non-Offered Certificates
                     Pass-Through           Initial Current          Initial Rating
Class                    Rate              Principal Amount          (S&P/Moody’s)                  Designation
    I-B-3          Adjustable Rate           $15,852,000                 BB/Ba2                 Group I Subordinate
     I-XP                N/A                      N/A                     N/A                   Group I Subordinate
     B-IO                N/A                      $0                      N/A                   Group I Subordinate
      R                  N/A                      $0                      N/A                     Group I Residual
     R-X                 N/A                      $0                      N/A                     Group I Residual
Total Group I Non-Offered
Certificates*:                                $15,852,000
*Approximate

---------------------------------------------------------------------------------------------------------------------------------------

                                         Group II Offered Certificates
                         Pass-Through        Initial Current        Initial Rating
Class                        Rate           Principal Amount        (S&P/Moody’s)                  Designation
II-1A-1                 Variable Rate          $64,603,000             AAA/Aaa          Sub-Loan Group II-1 Super Senior
II-1A-2                 Variable Rate          $6,383,000              AAA/Aaa         Sub-Loan Group II-1 Senior Support
                                                                                       Sub-Loan Group II-1 Senior Interest
II-1X-1                   Fixed Rate            Notional               AAA/Aaa                        Only
II-2A-1                  Fixed Rate**         $514,821,000             AAA/Aaa          Sub-Loan Group II-2 Super Senior
II-2A-2                 Variable Rate          $50,866,000             AAA/Aaa         Sub-Loan Group II-2 Senior Support
                                                                                       Sub-Loan Group II-2 Senior Interest
II-2X-1                    Variable             Notional               AAA/Aaa                        Only
                                                                                       Sub-Loan Group II-2 Senior Interest
II-2X-2                   Fixed Rate            Notional               AAA/Aaa                        Only
II-3A-1                 Variable Rate         $156,922,000             AAA/Aaa          Sub-Loan Group II-3 Super Senior
II-3A-2                 Variable Rate         $173,855,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-3                 Variable Rate         $120,296,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-4                 Variable Rate         $128,097,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
II-3A-5                 Variable Rate          $57,223,000             AAA/Aaa         Sub-Loan Group II-3 Senior Support
                                                                                       Sub-Loan Group II-3 Senior Interest
II-3X-1                   Fixed Rate            Notional               AAA/Aaa                        Only
                                                                                       Sub-Loan Group II-3 Senior Interest
II-3X-2                   Fixed Rate            Notional               AAA/Aaa                        Only
II-B-1                  Variable Rate          $29,832,000             AA+/Aa1                 Group II Subordinate
II-B-2                  Variable Rate          $18,731,000              AA/Aa2                 Group II Subordinate
II-B-3                  Variable Rate          $7,632,000              AA-/Aa3                 Group II Subordinate
II-B-4                  Variable Rate          $8,325,000               A+/A1                  Group II Subordinate
II-B-5                  Variable Rate          $6,938,000                A/A2                  Group II Subordinate
II-B-6                  Variable Rate          $4,163,000               A-/A3                  Group II Subordinate
II-B-7                  Variable Rate          $4,162,000             BBB+/Baa1                Group II Subordinate
II-B-8                  Variable Rate          $4,162,000              BBB/Baa2                Group II Subordinate

Total Group II
Offered
Certificates*:                               $1,357,011,000

*Approximate
---------------------------------------

** Fixed Rate until April 25, 2011,
     after which they will bear
interest at a variable rate.

                                                   Group II Non-Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
II-B-9                  Variable Rate         $13,182,000                 BB/NA               Group II Subordinate
II-B-10                 Variable Rate         $10,406,000                 B/NA                Group II Subordinate
II-B-11                 Variable Rate          $6,941,063                  NA                 Group II Subordinate
II-XP                         NA                   NA                      NA                 Group II Subordinate

Total Group II
Non-Offered
Certificates*:                                $30,529,063
*Approximate

---------------------------------------------------------------------------------------------------------------------------------------

                                         Group III Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
                                                                                           Sub-Loan Group III-1 Super
III-1A-1                Variable Rate         $132,532,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-1 Senior
III-1A-2                Variable Rate         $11,420,000                AAA/Aa1                    Support
                                                                                           Sub-Loan Group III-2 Super
III-2A-1                Variable Rate         $352,710,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-2 Senior
III-2A-2                Variable Rate         $30,392,000                AAA/Aa1                    Support
                                                                                           Sub-Loan Group III-3 Super
III-3A-1                Variable Rate         $252,115,000               AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-3 Senior
III-3A-2                Variable Rate         $156,701,000               AAA/Aaa                    Support
                                                                                           Sub-Loan Group III-3 Super
III-3A-3                Variable Rate         $93,278,000                AAA/Aaa                     Senior
                                                                                          Sub-Loan Group III-3 Senior
III-3A-4                Variable Rate         $43,264,000                AAA/Aa1                    Support
                                                                                          Sub-Loan Group III-3 Senior
III-3X-1                  Fixed Rate            Notional                 AAA/Aaa                 Interest Only
                                                                                          Sub-Loan Group III-3 Senior
III-3X-2                  Fixed Rate            Notional                 AAA/Aaa                 Interest Only
III-B-1                 Variable Rate         $30,094,000                AA/Aa2               Group III Subordinate
III-B-2                 Variable Rate         $19,677,000                 A/A2                Group III Subordinate
III-B-3                 Variable Rate         $12,154,000               BBB/Baa2              Group III Subordinate

Total Group III
Offered
Certificates*:                               $1,134,337,000

*Approximate

---------------------------------------------------------------------------------------------------------------------------------------
                                                  Group III Non-Offered Certificates
                         Pass-Through        Initial Current         Initial Rating
Class                        Rate           Principal Amount          (S&P/Moody’s)               Designation
III-B-4                 Variable Rate         $10,996,000                 BB/NA               Group III Subordinate
III-B-5                 Variable Rate          $6,945,000                 B/NA                Group III Subordinate
III-B-6                 Variable Rate          $5,211,713                  NA                 Group III Subordinate

Total Group III
Non-Offered
Certificates*:                                $23,152,713

---------------------------------------
Total Certificates*:                         $5,154,017,776
*Approximate

Other Information:

The pass-through rates on the certificates are described in detail on pages S-18 through S-22 in this prospectus supplement.

Class II-1X-1 Certificates:

The Class II-1X-1  Certificates  do not have a principal  amount.  The Class II-1X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-1A-1  Certificates  and the Class II-1A-2  Certificates.  The Class II-1X-1
Certificates have an initial notional amount of $70,986,000.

Class II-2X-1 Certificates:

The Class II-2X-1  Certificates  do not have a principal  amount.  The Class II-2X-1  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-2A-1  Certificates.  The Class II-2X-1  Certificates have an initial notional amount of
$514,821,000.

Class II-2X-2 Certificates:

The Class II-2X-2  Certificates  do not have a principal  amount.  The Class II-2X-2  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-2A-2  Certificates.  The Class II-2X-2  Certificates have an initial notional amount of
$50,866,000.

Class II-3X-1 Certificates:

The Class II-3X-1  Certificates  do not have a principal  amount.  The Class II-3X-1  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-3A-1,  Class  II-3A-3 and Class  II-3A-4  Certificates.  The Class  II-3X-1
Certificates have an initial notional amount of $405,315,000.

Class II-3X-2 Certificates:

The Class II-3X-2  Certificates  do not have a principal  amount.  The Class II-3X-2  Certificates  have a notional amount equal to the aggregate  certificate  principal  balance of the Class  II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5
Certificates. The Class II-3X-2 Certificates have an initial notional amount of $636,393,000.

Class III-3X-1 Certificates:

The Class III-3X-1  Certificates do not have a principal  amount.  The Class III-3X-1  Certificates have a notional amount equal to the aggregate  certificate  principal balance of the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and the Class III-3A-4  Certificates.
The Class III-3X-1 Certificates have an initial notional amount of $545,358,000.

Class III-3X-2 Certificates:

The Class III-3X-2  Certificates do not have a principal  amount.  The Class III-3X-2  Certificates have a notional amount equal to the aggregate  certificate  principal balance of the Class III-3A-2 and the Class III-3A-3  Certificates.  The Class III-3X-2  Certificates
have an initial notional amount of $249,979,000.

The Issuing Entity

The depositor will establish a trust with respect to the Bear Stearns ALT-A Trust, Mortgage Pass-Through  Certificates,  Series 2006-4,
pursuant to a pooling and servicing  agreement  dated as of June 1, 2006,  among the  depositor,  the master  servicer,  the securities administrator, the trustee and the sponsor.

See “Description of the Certificates” in this prospectus supplement.

The certificates  represent in the aggregate the entire beneficial  ownership  interest in the trust.  Distributions of interest and/or principal on the offered certificates will be made only from payments received in connection with the mortgage loans described below.

The Sponsor

EMC Mortgage  Corporation,  in its capacity as mortgage loan seller, the Sponsor or EMC, a Delaware corporation and an affiliate of the depositor and the underwriter, will sell the mortgage loans to the depositor.

The Originators

Approximately  63.95%,  91.80%,  67.34%,  61.18%,  76.70% and 78.94% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1, sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  were originated by EMC.  Approximately
20.87% of the sub-loan  group I-1 mortgage  loans,  were  originated by Countrywide  Home Loans,  Inc., or  Countrywide.  Approximately
25.41%,  7.34%,  11.11% and 8.13% of the sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  were originated by IndyMac Bank,  F.S.B.,  or IndyMac.  All of the group III mortgage loans,  were originated by
Countrywide  Home Loans,  Inc., or  Countrywide.  The remainder of the mortgage loans were originated by various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate of any loan group.

The Servicers

Approximately  67.51%,  97.69%,  70.45%,  67.96%,  75.58% and 82.98% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan  group  II-1,  sub-loan  group  II-2  and  sub-loan  group  II-3  mortgage  loans,  respectively,  will  be  serviced  by EMC.
Approximately  20.89%,  of the  sub-loan  group I-1  mortgage  loans  will be  serviced  by  Countrywide  Home Loans  Servicing  LP, or
Countrywide  Servicing.  All of the group III mortgage loans, will be serviced by Countrywide  Servicing.  Approximately 25.41%, 7.34%,
11.11% and 8.13% of the  sub-loan  group I-3,  sub-loan  group  II-1,  sub-loan  group II-2 and  sub-loan  group II-3  mortgage  loans, respectively,  will be serviced by IndyMac.  The remainder of the mortgage loans will be serviced by various  servicers,  none of which will service more than 10% of the mortgage loans in the aggregate of any loan group.

The Mortgage Loans

The trust will  initially  contain  approximately  17,979 first lien  adjustable  rate mortgage  loans  secured by one- to  four-family residential real properties and individual condominium units.

The mortgage loans have an aggregate principal balance of approximately $5,187,044,367 as of the Cut-off Date.

Substantially  all of the mortgage loans have an initial  fixed-rate  period of two, three,  five, seven or ten years.  After the fixed rate period,  if any, the interest rate on each  mortgage loan will be adjusted  semi-annually  based on Six-Month  LIBOR,  or annually based on  One-Year  LIBOR or  One-Year  Treasury,  to equal the  related  index plus a fixed  percentage  set forth in or  computed  in accordance  with the related  note,  subject to rounding  and to certain  other  limitations,  including  an initial  cap, a subsequent periodic cap on each  adjustment  date and a maximum  lifetime  mortgage rate, all as more fully described under “The Mortgage Pool” in this  prospectus  supplement.  The related  index is as described  under “The  Mortgage  Pool-Indices  on the  Mortgage  Loans” in this prospectus  supplement.  As to each mortgage loan, the related servicer will be responsible for calculating and  implementing  interest rate adjustments.

The mortgage  loans have been divided into three  primary  loan groups,  designated  as group I,  group II and group III, as more fully described  below and in Schedule A to this  prospectus  supplement.  The mortgage loans in group I have been further divided into three sub-loan  groups,  designated as sub-loan  group I-1,  sub-loan  group I-2 and sub-loan  group I-3. The mortgage loans in group II have been further divided into three sub-loan  groups,  designated as sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3. The mortgage loans in group III have been further divided into three sub-loan  groups,  designated as sub-loan group III-1,  sub-loan group
III-2 and sub-loan  group III-3.  Except under the limited  circumstances  described in this  prospectus  supplement,  the Class I-1A-1
Certificates  and Class I-1A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group I-1 mortgage loans,  the Class I-2A-1  Certificates and Class I-2A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group I-2 mortgage loans, and the Class I-3A-1  Certificates and Class I-3A-2  Certificates will be entitled to receive  distributions solely with respect to the sub-loan group I-3 mortgage loans. Except under the limited  circumstances  described in this  prospectus  supplement,  the Class  II-1A-1,  Class  II-1A-2  and Class  II-1X-1  Certificates  will be  entitled  to  receive distributions  solely with respect to the sub-loan  group II-1 mortgage  loans,  the Class II-2A-1,  Class  II-2A-2,  Class II-2X-1 and
Class II-2X-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group II-2 mortgage loans, and the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates will be entitled  to receive  distributions  solely  with  respect to the  sub-loan  group II-3  mortgage  loans.  Except  under the limited circumstances  described in this prospectus  supplement,  the Class III-1A-1  Certificates and the Class III-1A-2  Certificates will be entitled to receive  distributions solely with respect to the sub-loan group III-1 mortgage loans, the Class III-2A-1  Certificates and the Class  III-2A-2  Certificates  will be entitled to receive  distributions  solely with respect to the sub-loan group III-2 mortgage loans and the Class III-3A-1,  Class III-3A-2,  Class III-3A-3,  Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates will be entitled to receive distributions solely with respect to the sub-loan group III-3 mortgage loans.

Approximately 84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%, 91.40% and 91.06% of the sub-loan group I-1, sub-loan group
I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage  loans,  respectively,  will require payment of interest only for the initial period set forth in the related mortgage note.

Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  are assumable in accordance with the terms of the related mortgage note.

Approximately  4.02% of the group I mortgage loans were acquired  through the exercise of the optional  termination  provisions of five securitizations.  These mortgage loans were sold to the Sponsor pursuant to optional  termination  provisions  contained in the related pooling and servicing  agreements.  The  respective  servicers of these  mortgage loans will continue to service such mortgage loans in accordance with the servicing agreements for the related securitization.

The Sub-Loan Group I-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-1 as of the cut-off date:

Number of mortgage loans:.................. 1,987
Aggregate stated principal
   balance:......................... $959,624,911
Range of stated principal
   balances:................ $4,605 to $4,600,000
Average stated principal
   balance:............................. $482,952
Range of mortgage rates
   (per annum):..................3.324% to 10.212%
Weighted average mortgage
   rate (per annum): ......................7.642%
Range of remaining terms to
   stated maturity (months):............55 to 360
Weighted average remaining
   term to stated maturity (months):..........352
Weighted average loan-to
   value ratio at origination:.............75.20%
Weighted average gross
   margin (per annum):.....................2.346%
Non-Zero Weighted average
   cap at first interest
   adjustment date (per annum):............4.919%
Non-Zero Weighted average
   periodic cap (per annum):...............1.368%
Weighted average maximum
   lifetime mortgage rate
   (per annum):...........................12.783%
Weighted average months
   to first interest adjustment
   date (months):............................. 54
Loan Index Type:
One Year LIBOR.............................21.16%
Six Month LIBOR............................74.60%
One Year Treasury...........................4.24%

The Sub-Loan Group I-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-2 as of the cut-off date:

Number of mortgage loans:.................. 5,172
Aggregate stated principal
   balance:....................... $1,000,382,723
Range of stated principal
   balances:................. $31,978 to $742,500
Average stated principal
   balance:............................. $193,423
Range of mortgage rates
   (per annum):................. 5.000% to 9.875%
Weighted average mortgage
   rate (per annum):...................... 7.942%
Range of remaining terms to
   stated maturity (months):...........173 to 360
Weighted average remaining
   term to stated maturity (months):......... 358
Weighted average loan-to-
   value ratio at origination:............ 78.09%
Weighted average gross
   margin (per annum):.................... 2.296%
Non-Zero Weighted average
   cap at first interest adjustment
   date (per annum):.......................4.980%
Non-Zero Weighted average
   periodic cap (per annum):.............. 1.096%
Weighted average maximum
   lifetime mortgage rate
   (per annum):.......................... 13.022%
Weighted average months to
   first interest adjustment
   date (months):............................. 57
Loan Index Type:
One Year LIBOR............................. 1.85%
Six Month LIBOR........................... 98.15%

The principal  balances of the sub-loan  group I-2 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group I-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group I-3 as of the cut-off date:

Number of mortgage loans:.................. 2,542
Aggregate stated principal
   balance:......................... $682,006,957
Range of stated principal
   balances:............... $38,500 to $2,000,000
Average stated principal
   balance:............................. $268,295
Range of mortgage rates
   (per annum):................. 5.000% to 9.625%
Weighted average mortgage
   rate (per annum):...................... 7.498%
Range of remaining terms to
   stated maturity (months):...........328 to 360
Weighted average remaining
   term to stated maturity (months):......... 358
Weighted average loan-to-
   value ratio at origination:............ 77.38%
Weighted average gross
   margin (per annum):.................... 2.685%
Non-Zero Weighted average
   cap at first interest adjustment
   date (per annum):...................... 5.053%
Non-Zero Weighted average
   periodic cap (per annum):.............. 1.380%
Weighted average maximum
   lifetime mortgage rate
   (per annum):.......................... 12.594%
Weighted average months to
   first interest adjustment
   date (months):............................. 58
Loan Index Type:
One Year LIBOR............................ 29.92%
Six Month LIBOR........................... 70.06%
One Year Treasury.......................... 0.02%

The Group I Mortgage Loans (Aggregate)

The following table describes certain characteristics of all of the group I mortgage loans as of the cut-off date:

Number of mortgage loans:.....................................9,701
Aggregate stated principal
   balance:..........................................$2,642,014,591
Range of stated principal
   balances:...................................$4,605 to $4,600,000
Average stated principal
    balance:...............................................$272,345
Range of mortgage rates (per annum):.............. 3.324% to 10.212%
Weighted average mortgage rate (per annum):...................7.718%
Range of remaining terms to stated maturity (months):.....55 to 360
Weighted average remaining term to stated maturity (months):....356
Weighted average loan-to-value ratio at origination:..........76.86%
Weighted average gross margin (per annum):....................2.415%
Non-Zero Weighted average cap at first interest
    adjustment date (per annum):..............................4.977%
Non-Zero Weighted average periodic cap (per annum):...........1.268%
Weighted average maximum lifetime mortgage rate (per annum):.12.825%
Weighted average months to first interest adjustment
    date (months):...............................................56
Loan Index Type:
One Year LIBOR................................................16.11%
Six Month LIBOR...............................................82.35%
One Year Treasury..............................................1.55%

The Sub-Loan Group II-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-1 as of the cut-off date:

Number of mortgage loans:.................... 287
Aggregate stated principal
   balance:...........................$77,369,635
Range of stated principal
   balances:................$50,100 to $1,000,000
Average stated principal
    balance:.............................$269,581
Range of mortgage rates (per annum): 5.000% to 9.000%
Weighted average mortgage rate (per annum): 6.714%
Range of remaining terms to stated maturity (months):         347 to 360
Weighted average remaining term to stated maturity (months):   357
Weighted average loan-to-value ratio at origination:  75.82%
Weighted average gross margin (per annum): 2.586%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     3.018%
Non-Zero Weighted average periodic cap (per annum):   1.640%
Weighted average maximum lifetime mortgage rate (per annum):   12.628%
Weighted average months to first interest adjustment date (months):     33
Loan Index Type:
One Year LIBOR............................ 37.95%
Six Month LIBOR........................... 62.05%

The Sub-Loan Group II-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-2 as of the cut-off date:

Number of mortgage loans:.................. 2,641
Aggregate stated principal
   balance:..........................$616,553,064
Range of stated principal
   balances:..................$35,969 to $800,000
Average stated principal
    balance:.............................$233,454
Range of mortgage rates (per annum): 5.500% to 7.000%
Weighted average mortgage rate (per annum): 6.753%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  76.85%
Weighted average gross margin (per annum): 2.434%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.218%
Non-Zero Weighted average periodic cap (per annum):   1.459%
Weighted average maximum lifetime mortgage rate (per annum):   11.979%
Weighted average months to first interest adjustment date (months):     58
Loan Index Type:
One Year LIBOR............................ 23.62%
Six Month LIBOR........................... 76.38%
The principal  balances of the sub-loan group II-2 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group II-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group II-3 as of the cut-off date:

Number of mortgage loans:.................. 1,998
Aggregate stated principal
   balance:..........................$693,617,364
Range of stated principal
   balances:................$20,737 to $2,030,000
Average stated principal
    balance:.............................$347,156
Range of mortgage rates (per annum): 4.875% to 7.350%
Weighted average mortgage rate (per annum): 6.908%
Range of remaining terms to stated maturity (months):         313 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  75.02%
Weighted average gross margin (per annum): 2.391%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     5.186%
Non-Zero Weighted average periodic cap (per annum):   1.351%
Weighted average maximum lifetime mortgage rate (per annum):   12.101%
Weighted average months to first interest adjustment date (months):     58
Loan Index Type:
One Year LIBOR............................ 16.08%
Six Month LIBOR........................... 83.92%

The Group II Mortgage Loans (Aggregate)

The following table describes  certain  characteristics  of the group II mortgage loans in all four sub-loan groups of loan group II as of the cut-off date:

Number of mortgage loans:.................. 4,926
Aggregate stated principal
   balance:........................$1,387,540,063
Range of stated principal
   balances:................$20,737 to $2,030,000
Average stated principal
    balance:.............................$281,677
Range of mortgage rates (per annum): 4.875% to 9.000%
Weighted average mortgage rate (per annum): 6.828%
Range of remaining terms to stated maturity (months):         313 to 360
Weighted average remaining term to stated maturity (months):   358
Weighted average loan-to-value ratio at origination:  75.88%
Weighted average gross margin (per annum): 2.421%
Non-Zero Weighted average cap at first interest adjustment date (per annum):     5.079%
Non-Zero Weighted average periodic cap (per annum):   1.415%
Weighted average maximum lifetime mortgage rate (per annum):   12.076%
Weighted average months to first interest adjustment date (months):     56
Loan Index Type:
One Year LIBOR............................ 20.65%
Six Month LIBOR........................... 79.35%

The Sub-Loan Group III-1 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-1 as of the cut-off date:

Number of mortgage loans:.................... 638
Aggregate stated principal
   balance:..........................$155,372,731
Range of stated principal
   balances:..................$50,000 to $601,128
Average stated principal
    balance:.............................$243,531
Range of mortgage rates (per annum): 3.375% to 6.625%
Weighted average mortgage rate (per annum):5.934%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 76.47%
Weighted average gross margin (per annum):.2.335%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    4.846%
Non-Zero Weighted average periodic cap (per annum):  1.986%
Weighted average maximum lifetime mortgage rate (per annum):  11.151%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................85.21%
Six Month LIBOR............................14.08%
One Year Treasury...........................0.71%

The principal  balance of the sub-loan group III-1  mortgage loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group III-2 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-2 as of the cut-off date:

Number of mortgage loans:...................1,782

Aggregate stated principal
   balance:..........................$413,494,551

Range of stated principal
   balances:..................$24,958 to $736,500
Average stated principal
    balance:.............................$232,040
Range of mortgage rates (per annum): 6.250% to 9.000%
Weighted average mortgage rate (per annum):6.763%
Range of remaining terms to stated maturity (months):         349 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 77.90%
Weighted average gross margin (per annum):.2.307%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.094%
Non-Zero Weighted average periodic cap (per annum):  1.975%
Weighted average maximum lifetime mortgage rate (per annum):  11.929%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................82.21%

Six Month LIBOR...........................17.42%
One Year Treasury...........................0.37%
The principal  balance of the sub-loan group III-2  mortgage loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac’s mortgage loan purchase program.

The Sub-Loan Group III-3 Mortgage Loans

The following table describes certain characteristics of all of the mortgage loans in sub-loan group III-3 as of the cut-off date:

Number of mortgage loans:.....................932

Aggregate stated principal
   balance:..........................$588,622,431

Range of stated principal
   balances:................$85,115 to $5,961,500
Average stated principal
    balance:.............................$631,569
Range of mortgage rates (per annum): 4.500% to 9.000%
Weighted average mortgage rate (per annum):6.672%
Range of remaining terms to stated maturity (months):         351 to 360
Weighted average remaining term to stated maturity (months):  359
Weighted average loan-to-value ratio at origination: 74.29%
Weighted average gross margin (per annum):.2.268%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.060%
Non-Zero Weighted average periodic cap (per annum):  1.986%
Weighted average maximum lifetime mortgage rate (per annum):  11.766%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................90.09%
Six Month LIBOR............................9.86%
One Year Treasury...........................0.05%

The Group III Mortgage Loans (Aggregate)

The following table describes certain  characteristics  of the group III mortgage loans in all six sub-loan groups of loan group III as of the cut-off date:

Number of mortgage loans:...................3,352

Aggregate stated principal
   balance:.......................$1,157,489,713

Range of stated principal
   balances:................$24,958 to $5,961,500
Average stated principal
    balance:.............................$345,313
Range of mortgage rates (per annum): 3.375% to 9.000%
Weighted average mortgage rate (per annum):6.606%
Range of remaining terms to stated maturity (months):         341 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 75.87%
Weighted average gross margin (per annum):.2.291%
Non-Zero Weighted average cap at first interest adjustment date (per annum):    5.044%
Non-Zero Weighted average periodic cap (per annum):  1.982%
Weighted average maximum lifetime mortgage rate (per annum):  11.741%
Weighted average months to first interest adjustment date (months):    58
Loan Index Type:
One Year LIBOR.............................86.62%
Six Month LIBOR............................13.13%
One Year Treasury...........................0.25%

Removal and Substitution of a Mortgage Loan

The trustee will  acknowledge the sale,  transfer and assignment to it (or the custodian on its behalf) by the depositor and receipt of the mortgage  loans,  subject to further  review and the  exceptions  which may be noted  pursuant to the  procedures  described in the pooling and servicing  agreement.  If the trustee (or the custodian as its agent) finds that any mortgage loan appears defective on its face,  appears to have not been executed or received,  or appears to be unrelated to the mortgage loans identified in the mortgage loan schedule  (determined on the basis of the mortgagor name,  original  principal balance and loan number),  the trustee (or the custodian as its agent) shall  promptly  notify the sponsor.  The sponsor must then correct or cure any such defect  within 90 days from the date of notice  from the  trustee  (or the  custodian  as its agent) of the defect and if the  sponsor  fails to correct or cure such defect within such period and such defect  materially and adversely  affects the interests of the  certificateholders  in the related mortgage loan, the sponsor will, in accordance with the terms of the pooling and servicing  agreement and the mortgage loan purchase  agreement, within 90 days of the date of notice,  provide the trustee with a substitute  mortgage  loan (if within two years of the closing  date)
or repurchase  the mortgage loan;  provided that, if such defect would cause the mortgage loan to be other than a “qualified  mortgage”
as defined in Section  860G(a)(3)(a)  of the Internal  Revenue Code, any such cure or  substitution  must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General
The Class I-1A-1  Certificates and the Class I-1A-2  Certificates  will represent  interests  principally in sub-loan group I-1 and are sometimes  referred to herein as the Class I-1A  Certificates.  The Class I-2A-1  Certificates and the Class I-2A-2  Certificates  will represent  interests  principally in sub-loan group I-2 and are sometimes referred to herein as the Class I-2A Certificates.  The Class
I-3A-1  Certificates and the Class I-3A-2  Certificates  will represent  interests  principally in sub-loan group I-3 and are sometimes referred to herein as the Class I-3A  Certificates.  The Class I-1A, Class I-2A and Class I-3A  Certificates are sometimes  referred to herein as the group I senior  certificates or the Class I-A  Certificates.  Payments of interest and principal on each class of group I senior  certificates,  as applicable,  will be made first from mortgage loans in the related sub-loan group and thereafter,  in limited circumstances as further described herein, from mortgage loans in the other sub-loan groups in loan group I.

The Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates will each represent  subordinated  interests in the group I mortgage loans and are sometimes referred to herein as the group I subordinate certificates.

The Class I-A,  Class I-M-1,  Class I-M-2,  Class I-B-1 and Class I-B-2  Certificates  are sometimes  referred to herein as the group I offered certificates.

The Class I-B-3, Class I-XP, Class B-IO, Class R and Class R-X Certificates,  which are not offered by this prospectus supplement,  and are sometimes  referred to herein as the non-offered group I certificates,  will each represent  subordinated  interests in the group I mortgage loans.

The group I offered  senior  certificates  and the group I non-offered  certificates  are  sometimes  referred to herein as the group I certificates.

Payments of interest and principal on each class of group I certificates will be made from the group I mortgage loans.

The Class II-1A-1,  Class II-1A-2 and Class II-1X-1  Certificates will represent  interests  principally in sub-loan group II-1 and the
Class II-1A-1  Certificates and the Class II-1A-2  Certificates are sometimes referred to herein as the Class II-1A  Certificates.  The
Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2  Certificates  will represent  interests  principally in sub-loan group
II-2 and the Class  II-2A-1  Certificates  and the Class  II-2A-2  Certificates  are  sometimes  referred  to herein as the Class II-2A
Certificates.  The Class  II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4,  Class  II-3A-5,  Class II-3X-1 and Class II-3X-2
Certificates will represent interests  principally in sub-loan group II-3 and the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class
II-3A-4 and Class II-3A-5  Certificates  are sometimes  referred to herein as the Class II-3A  Certificates.  The Class II-1X-1,  Class
II-2X-1,  Class II-2X-2,  Class II-3X-1 and Class II-3X-2  Certificates are sometimes  referred to herein as the group II interest only certificates.  The Class II-1A,  Class II-2A and Class II-3A  Certificates  and the group II interest only  certificates  are sometimes referred  to  herein  as the  group II senior  certificates.  Payments  of  interest  and  principal  on each  class of group II senior certificates,  as  applicable,  will be made first  from  mortgage  loans in the  related  sub-loan  group and  thereafter,  in limited circumstances as further described herein, from mortgage loans in the other sub-loan groups in loan group II.

The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6, Class II-B-7 and Class II-B-8 Certificates
will each represent  subordinated  interests in the loan group II mortgage  loans and are sometimes  referred to herein as the group II offered subordinate certificates.

The group II senior  certificates and the group II offered  subordinate  certificates are sometimes  referred to herein as the group II offered certificates.

The trust will also issue Class  II-B-9,  Class  II-B-10,  Class  II-B-11 and Class II-XP  Certificates,  which are not offered by this prospectus  supplement,  and are sometimes  referred to herein as the  non-offered  group II  certificates.  The  non-offered  group II certificates will each represent  subordinated  interests in the group II mortgage loans. The non-offered group II certificates  (other than the Class II-XP Certificates) have an initial principal balance of approximately $30,529,063.

The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7 and Class II-B-8, Class II-B-9,
Class II-B-10 and Class II-B-11 Certificates are sometimes referred to herein as the Class II-B Certificates.

The group II offered  subordinate  certificates,  together with the non-offered group II certificates are sometimes  referred to herein as the group II subordinate certificates.

The Class III-1A-1  Certificates and the Class III-1A-2  Certificates will represent interests  principally in sub-loan group III-1 and are  sometimes  referred  to  herein  as the  Class  III-1A  Certificates.  The Class  III-2A-1  Certificates  and the  Class  III-2A-2
Certificates  will represent  interests  principally  in sub-loan group III-2 and are sometimes  referred to herein as the Class III-2A
Certificates.  The Class III-3A-1,  Class  III-3A-2,  Class III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2  Certificates
will  represent  interests  principally  in sub-loan  group III-3 and the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3 and Class
III-3A-4  Certificates  are sometimes  referred to herein as the Class III-3A  Certificates.  The Class III-3X-1  Certificates  and the
Class III-3X-2  Certificates  are sometimes  referred to herein as the group III interest only  certificates.  The Class III-1A,  Class
III-2A and Class III-3A  Certificates and the group III interest only  certificates  are sometimes  referred to herein as the group III senior  certificates.  Payments of interest and principal on each class of group III senior certificates,  as applicable,  will be made first from mortgage loans in the related sub-loan group and thereafter,  in limited  circumstances as further  described  herein,  from mortgage loans in the other sub-loan groups in loan group III.

The Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates  will each  represent  subordinated  interests in the loan group III mortgage loans and are sometimes referred to herein as the group III offered subordinate certificates.

The group III senior  certificates and the group III offered  subordinate  certificates  are sometimes  referred to herein as the group
III offered certificates.

The trust will also issue  Class  III-B-4,  Class  III-B-5 and Class  III-B-6  Certificates,  which are not offered by this  prospectus supplement,  and are sometimes  referred to herein as the non-offered  group III  certificates.  The non-offered group III certificates will each represent  subordinated  interests in the group III mortgage loans. The non-offered  group III  certificates  have an initial principal balance of approximately $23,152,713.

The Class III-B-1,  Class III-B-2,  Class III-B-3,  Class III-B-4,  Class III-B-5 and Class III-B-6 Certificates are sometimes referred to herein as the Class III-B Certificates.

The group III subordinate  certificates,  together with the group III senior certificates are sometimes referred to herein as the group
III certificates.

The group I offered  certificates,  the group II offered  certificates and the group III offered certificates are sometimes referred to herein as the offered certificates.

The group I senior  certificates,  group II senior  certificates and the group III senior certificates are sometimes referred to herein as the senior certificates.

The group II interest only certificates and the group III interest only  certificates are sometimes  referred to herein as the interest only certificates.

The group III offered subordinate  certificates,  together with the non-offered group III certificates are sometimes referred to herein as the group III subordinate certificates.  The group I subordinate  certificates,  the group II subordinate certificates and the group
III subordinate certificates are sometimes referred to herein as the subordinate certificates.

The non-offered  group I certificates,  non-offered  group II certificates  and non-offered  group III  certificates  together with the offered certificates, are sometimes referred to herein as the certificates.

The Class I-XP  Certificates and the Class II-XP  Certificates,  which are not offered pursuant to this prospectus,  will represent the right of the holder to prepayment  charges on the group I mortgage loans or the group II mortgage loans,  as applicable,  to the extent such prepayment charges are not retained by the related servicer in accordance with the terms of the related servicing  agreement.  The
Class I-XP Certificates and the Class II-XP Certificates are sometimes referred to herein as the Class XP Certificates.

The Class R Certificates and the Class R-X Certificates (also referred to herein as the residual  certificates),  which are not offered pursuant to this prospectus,  will represent the residual interests in the real estate mortgage investment conduits  established by the trust.

The assumed final distribution date for the group I offered certificates is the distribution date occurring in August 2036.

The assumed final distribution date for the group II offered certificates is the distribution date occurring in August 2036.

The assumed final distribution date for the group III offered certificates is the distribution date occurring in July 2036.

Record Date
For each class of group I offered  certificates and for any distribution  date, the business day preceding the applicable  distribution date so long as the group I offered  certificates  remain in book-entry  form; and otherwise the record date shall be the last business day of the month  preceding  the month in which such  distribution  date occurs.  For each class of group II offered  certificates  and group III offered  certificates  and for any  distribution  date, the close of business on the last business day of the month preceding the month in which such distribution date occurs.

Denominations
For each class of offered certificates, $25,000, and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The trust  will  issue the  offered  certificates,  initially,  in  book-entry  form.  Persons  acquiring  interests  in these  offered certificates will hold their beneficial  interests through The Depository Trust Company, in the United States, or Clearstream  Banking,
société anonyme or the Euroclear System,  in Europe.  The trust will issue the residual  certificates in certificated  fully-registered form.

We refer you to “Description of the Certificates-Registration of the Book-Entry Certificates” in this prospectus supplement.

Pass Through Rates

The  pass-through  rate  for each  class  of  offered  certificates  may  change  from  distribution  date to  distribution  date.  The pass-through  rate will  therefore  be adjusted on a monthly  basis.  Investors  will be notified  of a  pass-through  rate  adjustment through the monthly distribution reports.

Group I Certificates

The pass-through rates on each class of group I certificates are as follows:

The Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class
I-B-2 and Class  I-B-3  Certificates  will bear  interest at a  pass-through  rate equal to the least of (i)  one-month  LIBOR plus the related  margin,  (ii) 11.50% per annum and (iii) the  weighted  average of the net rates of the group I mortgage  loans in the related sub-loan group as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

One-month  LIBOR for the first  interest  accrual  period and for all  subsequent  accrual  periods shall be determined as described in
“Description of the Certificates-Calculation of One-Month LIBOR” in this prospectus supplement.

The related margin for the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2,  Class I-M-1, Class
I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates will be 0.160%,  0.230%,  0.170%,  0.230%, 0.160%, 0.220%, 0.330%, 0.430%,
1.250%,  2.150% and 2.150% per annum,  respectively,  provided that, after the first possible optional termination date for the group I offered  certificates,  the related margin for the Class I-1A-1,  Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2,
Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  will be 0.320%,  0.460%,  0.340%,  0.460%,  0.320%
0.440%, 0.495%, 0.645%, 1.875%, 3.225% and 3.225% per annum, respectively.

If on any distribution  date, the pass-through rate for a class of the group I offered  certificates or the Class I-B-3 Certificates is based on the net rate cap as described in this prospectus  supplement,  the holders of the related  certificates will receive a smaller amount of interest than such holders would have received on such  distribution  date had the pass-through rate been calculated based on the lesser of (a)  one-month  LIBOR plus the  related  margin and (b) 11.50% per  annum.  However,  the  shortfalls  described  in this paragraph may be covered by excess cashflow or the cap contracts, as described in the prospectus supplement.

Group II Certificates

The pass-through rates on each class of group II certificates are as follows:

On or prior to the distribution  date in March 2009, the Class II-1A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans minus  approximately  0.586% per annum.  After the  distribution  date in March 2009, the Class II-1A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans.

On or prior to the distribution  date in March 2009, the Class II-1X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately  0.586% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class
II-1A-1  Certificates and the Class II-1A-2  Certificates.  After the distribution  date in March 2009, the Class II-1X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution  date in April 2011, the Class II-2A-1  Certificates  will bear interest at a fixed  pass-through  rate equal to the lesser of (i) 5.650% per annum and (ii) the net rates of the sub-loan group II-2 mortgage  loans.  After the  distribution date in April 2011, the Class II-2A-1  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

On or prior to the distribution date in April 2011, the Class II-2X-1  Certificates will bear interest at a variable  pass-through rate equal to the excess,  if any,  of (i)  weighted  average of the net rates of the  sub-loan  group II-2  mortgage  loans,  over (ii) the pass-through  rate of the Class II-2A-1  Certificates  based on a notional  amount equal to the  certificate  principal  balance of the
Class II-2A-1  Certificates.  After the distribution date in April 2011, the Class II-2X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution date in April 2011, the Class II-2A-2  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans minus  approximately  0.394% per annum.  After the distribution  date in April 2011, the Class II-2A-2  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

On or prior to the distribution  date in April 2011, the Class II-2X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to  approximately  0.394% per annum based on a notional  amount equal to the certificate  principal  balance of the Class II-2A-2
Certificates.  After  the  distribution  date in April  2011,  the  Class  II-2X-2  Certificates  will not  bear any  interest  and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution date in April 2011, the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5
Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group
II-3 mortgage loans minus approximately  0.543%,  0.293%,  0.543%, 0.543% and 0.293%,  respectively,  per annum. After the distribution date in April 2011, the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

On or prior to the distribution  date in April 2011, the Class II-3X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.250% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class,
II-3A-1,  Class II-3A-3 and Class II-3A-4 Certificates.  After the distribution date in April 2011, the Class II-3X-1 Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the distribution  date in April 2011, the Class II-3X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.293% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class,
II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5 Certificates.  After the distribution date in April 2011, the
Class II-3X-2 Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

The Class II-B  Certificates  will each bear  interest at a variable  pass-through  rate equal to the weighted  average of the weighted average net rate of the mortgage  loans in each  sub-loan  group in loan group II weighted in proportion to the excess of the aggregate stated  principal  balance of each such sub-loan  group over the aggregate  certificate  principal  balance of the senior  certificates related to such sub-loan group.

Group III Certificates

The pass-through rates on each class of group III certificates are as follows:

The Class III-1A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan group III-1 mortgage loans.

The Class III-2A  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan group III-2 mortgage loans.

On or prior to the distribution date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class III-3A-4  Certificates
will bear  interest  at a  variable  pass-through  rate equal to the  weighted  average of the net rates of the  sub-loan  group  III-3 mortgage loans minus  approximately  0.217%,  0.420%,  0.420% and 0.217%,  respectively,  per annum. After the distribution date in May
2011,  the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3  and  Class  III-3A-4  Certificates  will bear  interest  at a  variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

On or prior to the  distribution  date in May 2011, the Class III-3X-1  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately  0.217% per annum based on a notional amount equal to the aggregate  certificate  principal balance of the Class
III-3A-1, Class III-3A-2,  Class III-3A-3 and Class III-3A-4 Certificates.  After the distribution date in May 2011, the Class III-3X-1
Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the  distribution  date in May 2011, the Class III-3X-2  Certificates  will bear interest at a fixed  pass-through  rate equal to approximately 0.203% per annum based on an notional amount equal to the aggregate  certificate  principal balance of the Class
III-3A-2 and Class III-3A-3  Certificates.  After the distribution date in May 2011, the Class III-3X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

The Class III-B  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the weighted average net rate of the mortgage  loans in each sub-loan  group in loan group III weighted in proportion to the excess of the aggregate  stated
principal balance of each such sub-loan group over the aggregate  certificate  principal balance of the senior certificates  related to such sub-loan group.

The residual certificates and the Class XP Certificates do not have a pass-through rate and will not bear interest.

Distributions on the Certificates

General.  The issuing entity will make  distributions  with respect to each class of  certificates  primarily from certain  collections and other recoveries on the mortgage loans.

Interest  Payments:  On each distribution date holders of the offered  certificates and the Class I-B-3,  Class II-B-9,  Class II-B-10,
Class II-B-11, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates will be entitled to receive:

     o   the interest that has accrued on the  certificate  principal  balance or notional  amount of the related  certificates  at the applicable pass-through rate during the related interest accrual period, and

     o   any interest due on a prior distribution date that was not paid, less

     o   interest shortfalls allocated to the related certificates.

The  interest  accrual  period for the group I offered  certificates  and the Class  I-B-3  Certificates  will be the  period  from and including the preceding  distribution date (or from the closing date, in the case of the first  distribution date) to and including the day prior to the current distribution date.

Interest on the group I offered  certificates,  the Class I-B-3  Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.

Each class of group I offered  certificates  and the Class  I-B-3  Certificates  may receive  additional  interest  distributions  from payments under the related cap contracts, as described below under “The Cap Contracts”.

The interest  accrual period for the group II offered  certificates and the group III offered  certificates  will be the calendar month immediately preceding the calendar month in which a distribution date occurs.

Calculations of interest on the group II offered  certificates and the group III offered  certificates  will be based on a 360-day year that consists of twelve 30-day months.

The  notional  amount of the Class  II-1X-1  Certificates  for purposes of  calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal balance of the Class II-1A  Certificates.  The notional amount of the Class II-2X-1  Certificates for purposes  of  calculating  accrued  certificate  interest  is  equal  to  the  certificate  principal  balance  of  the  Class  II-2A-1
Certificates.  The notional amount of the Class II-2X-2  Certificates for purposes of calculating accrued certificate interest is equal to the certificate  principal  balance of the Class II-2A-2  Certificates.  The notional amount of the Class II-3X-1  Certificates  for purposes of calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal balance of the Class II-3A-1,
Class  II-3A-3 and Class  II-3A-4  Certificates.  The notional  amount of the Class II-3X-2  Certificates  for purposes of  calculating accrued  certificate  interest is equal to the aggregate  certificate  principal  balance of the Class II-3A-1,  Class  II-3A-2,  Class
II-3A-3,  Class  II-3A-4 and Class  II-3A-5  Certificates.  The  notional  amount of the Class  III-3X-1  Certificates  for purposes of calculating  accrued  certificate  interest  is equal to the  aggregate  certificate  principal  balance of the Class  III-3A-1,  Class
III-3A-2,  Class  III-3A-3 and Class II-3A-4  Certificates.  The notional  amount of the Class  III-3X-2  Certificates  for purposes of calculating  accrued  certificate  interest is equal to the aggregate  certificate  principal  balance of the Class  III-3A-2 and Class
III-3A-3 Certificates.

Payments on Group I Certificates

On each distribution  date,  holders of the group I offered  certificates and the Class I-B-3  Certificates will receive a distribution of interest and  principal on their  certificates  if there is cash  available on that date subject to the  priorities  for payment set forth in this prospectus supplement.

Distributions to the holders of the group I offered certificates and the Class I-B-3 Certificates will be made as follows:

First,  distributions  of  interest  to the group I offered  certificates  and the Class  I-B-3  Certificates,  and payment of interest shortfalls from previous  distribution dates in the case of the Class I-A Certificates,  will be made from interest collections derived from the group I mortgage loans in the following order of priority:

     o   First,  (a) from interest  collections  derived from the sub-loan group I-1 mortgage loans,  to the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  on a pro rata basis,  (b) from interest  collections  derived from the sub-loan group I-2 mortgage  loans,  to the Class  I-2A-1  Certificates  and the Class  I-2A-2  Certificates,  on a pro rata basis,  and (c) from interest  collections  derived from the sub-loan  group I-3 mortgage  loans,  to the Class I-3A-1  Certificates  and the Class
         I-3A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Second,  distributions of principal to the group I offered  certificates and the Class I-B-3  Certificates  will be made primarily from principal  collections,  advances  and  excess  interest  derived  from  the  group I  mortgage  loans  until  the  required  level  of overcollateralization is reached, in the following order of priority:

     o   First,  (a) from  collections on the sub-loan group I-1 mortgage loans, to the Class I-1A-1  Certificates and the Class I-1A-2
         Certificates,  on a pro rata basis,  (b) from  collections  on the sub-loan  group I-2  mortgage  loans,  to the  Class I-2A-1
         Certificates  and the  Class I-2A-2  Certificates,  on a pro rata basis,  and (c) from  collections  on the sub-loan group I-3 mortgage loans, to the Class I-3A-1 Certificates and the Class I-3A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Third,  distributions  of any  remaining  excess  interest  will be made  to the  group I  offered  certificates  and the  Class  I-B-3
Certificates for payment of unpaid interest shortfalls and unpaid realized losses in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions to the group I offered  certificates and the Class I-B-3  Certificates will be made from any remaining excess interest to cover basis risk shortfalls, to the extent not covered by the related cap contracts, in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions of any remaining excess cashflow will be made to certain non-offered group I certificates.

If on any  distribution  date the  certificates  in a sub-loan  group of loan  group I are no longer  outstanding,  the  portion of the applicable  sub-loan group's principal  distribution  amount otherwise  allocable to such sub-loan group will be allocated to the other sub-loan groups with  outstanding  certificates,  on a pro rata basis, in accordance with such sub-loan group's  aggregate  certificate principal  balance,  and will be  distributed  between the  certificates  in the sub-loan group in the manner set forth above until the certificate principal balance of each such class is reduced to zero.
You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions on the Group I Certificates” in this prospectus supplement.

Payments on Group II Certificates

On each  distribution  date,  holders of the group II  certificates  will receive a  distribution  of interest  and  principal on their certificates  (other than the group II interest only  certificates in the case of principal  distributions)  to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the group II certificates will be made as follows:

First,  distributions  of interest to the group II certificates  and payment of interest  shortfalls from previous  distribution  dates will be made from interest collections derived from group II mortgage loans in the related sub-loan group.

Second, any remaining  available funds for that sub-loan group will then be distributed to the related group II senior  certificates in payment of principal  (other than the group II interest only  certificates)  up to the amount of principal  distributions  to which the related group II senior certificates are entitled on that distribution date.

Monthly principal  distributions on the Class II-1A  Certificates will generally include principal  payments on the sub-loan group II-1 mortgage loans.  Monthly principal  distributions on the Class II-2A  Certificates  will generally  include  principal  payments on the sub-loan group II-2 mortgage loans.  Monthly principal  distributions on the Class II-3A  Certificates will generally include principal payments on the sub-loan group II-3 mortgage loans.

After payment in full of principal to the group II senior  certificates  (other than the group II  interest-only  certificates)  in any certificate  group,  payments of principal and interest will be made from remaining  available funds for the related  sub-loan group to the group II subordinate  certificates,  sequentially,  in the order of their  numerical  class  designations  to the extent  described herein.

You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions   on  the  Group  II  Certificates”   in  this  prospectus   supplement.   See  also   “Description  of  the
Certificates-Principal  Distributions on the Group II Senior  Certificates”  and “-Principal  Distributions on the Group II Subordinate
Certificates and Group III Subordinate Certificates” in this prospectus supplement.

Payments on Group III Certificates

On each  distribution  date,  holders of the group III  certificates  will receive a  distribution  of interest and  principal on their certificates  (other than the group III interest only  certificates in the case of principal  distributions) to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the group III certificates will be made as follows:

First,  distributions  of interest to the group III certificates and payment of interest  shortfalls from previous  distribution  dates will be made from interest collections derived from group III mortgage loans in the related sub-loan group.

Second,  any remaining  available  funds for that sub-loan group will then be distributed to the related group III senior  certificates in payment of principal  (other than the group III interest only  certificates)  up to the amount of principal  distributions  to which the related group III senior certificates are entitled on that distribution date.

Monthly  principal  distributions on the Class III-1A  Certificates  will generally  include  principal  payments on the sub-loan group
III-1 mortgage loans.  Monthly principal  distributions on the Class III-2A  Certificates will generally include principal  payments on the sub-loan group III-2 mortgage loans.  Monthly  principal  distributions  on the Class III-3A  Certificates  will generally  include principal payments on the sub-loan group III-3 mortgage loans.

After payment in full of principal to the group III senior  certificates  (other than the group III interest-only  certificates) in any certificate  group,  payments of principal and interest will be made from remaining  available funds for the related  sub-loan group to the group III  subordinate  certificates,  sequentially,  in the order of their numerical  class  designations to the extent  described herein.

You   should   review   the   priority   of   payments   for  the   offered   certificates   described   under   “Description   of  the
Certificates-Distributions   on  the  Group  III   Certificates”  in  this  prospectus   supplement.   See  also  “Description  of  the
Certificates-Principal  Distributions  on the Group II Senior  Certificates  and the Group III Senior  Certificates” in this prospectus supplement.

Credit  enhancement  provides limited  protection to holders of specified  certificates  against shortfalls in payments received on the mortgage loans.

Group I Offered Certificates

Excess  Spread and  Overcollateralization.  The group I mortgage  loans are expected to generate  more  interest  than is needed to pay interest on the group I offered  certificates  and the Class I-B-3  Certificates  because we expect the  weighted  average net interest rate of the group I mortgage loans to be higher than the weighted  average  pass-through  rate on the group I offered  certificates and the Class I-B-3  Certificates.  Interest  payments  received  in respect of the group I mortgage  loans in excess of the amount that is needed to pay interest on the group I offered  certificates  and the Class I-B-3  Certificates  and related trust expenses will be used to reduce the total principal balance of the group I offered  certificates and the Class I-B-3  Certificates  until a required level of overcollateralization has been achieved.

See “Description of the Certificates-Excess Spread and Overcollateralization Provisions” in this prospectus supplement.

Subordination;  Allocation  of Losses.  By issuing group I senior  certificates  and group I  subordinate  certificates,  the trust has increased the likelihood that the group I senior certificateholders will receive regular payments of interest and principal.

The group I senior  certificates  will have payment  priority over the group I subordinate  certificates.  Among the classes of group I subordinate  certificates,  the Class I-M-1  Certificates  will have payment  priority over the Class I-M-2, the Class I-B-1, the Class
I-B-2 and the Class I-B-3  Certificates,  the Class I-M-2 Certificates will have payment priority over the Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates,  the Class I-B-1  Certificates will have payment priority over the Class I-B-2  Certificates and the
Class I-B-3 Certificates and the Class I-B-2 Certificates will have payment priority over the Class I-B-3 Certificates.

In general,  this loss  protection  is  accomplished  by  allocating  any  realized  losses on the group I mortgage  loans in excess of available  excess spread and any current  overcollateralization  for the group I certificates to the group I subordinate  certificates, beginning with the group I subordinate  certificates with the lowest payment priority,  until the certificate principal balance of that class of group I  subordinate  certificates  has been  reduced to zero and then  allocating  any loss to the next most junior  class of group I subordinate  certificates,  until the certificate principal balance of each class of group I subordinate  certificates has been reduced to zero. If no group I subordinate  certificates  remain  outstanding,  the principal portion of realized losses on the group I mortgage loans will be allocated,  in the case of realized losses on the sub-loan group I-1 mortgage  loans,  first to the Class I-1A-2
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and then to the Class I-1A-1  Certificates until the  certificate  principal  balance  thereof has been reduced to zero, in the case of realized  losses on the sub-loan group I-2 mortgage loans,  first to the Class I-2A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class I-2A-1  Certificates  until the  certificate  principal  balance thereof has been reduced to zero, and in the case of realized  losses on the sub-loan group I-3 mortgage  loans,  first to the Class I-3A-2  Certificates  until the  certificate  principal balance thereof has been reduced to zero, and then to the Class I-3A-1  Certificates  until the certificate  principal  balance thereof has been reduced to zero.

See “Description of the Certificates-Allocation of Realized Losses; Subordination” in this prospectus supplement.

Group II Offered Certificates

Subordination;  Allocation  of  Losses.  The  credit  enhancement  provided  for the  benefit  of the  holders  of the group II offered certificates consists of subordination.  By issuing group II senior certificates and group II subordinate  certificates,  the trust has increased the  likelihood  that the holders of the group II senior  certificates  and the group II  subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal.

The group II senior  certificates will have a payment priority over the group II subordinate  certificates.  Among the classes of group
II  subordinate  certificates,  each class of Class II-B  Certificates  with a lower  numerical  class  designation  will have  payment priority over each class of Class II-B Certificates with a higher numerical class designation.

As with the group I  certificates,  loss  protection for the group II certificates is accomplished by allocating any realized losses on the group II mortgage loans to the group II subordinate  certificates,  beginning with the group II subordinate  certificates  with the lowest payment priority,  until the certificate  principal balance of that class of group II subordinate  certificates has been reduced to zero and then  allocating  any loss to the next most  junior  class of group II  subordinate  certificates,  until  the  certificate principal  balance  of each  class  of  group  II  subordinate  certificates  has been  reduced  to  zero.  If no group II  subordinate certificates  remain  outstanding,  the principal  portion of realized losses on the group II mortgage loans will be allocated,  in the case of realized  losses on the sub-loan  group II-1 mortgage  loans,  first to the Class II-1A-2  Certificates  until the  certificate principal  balance  thereof has been  reduced to zero,  and then to the Class  II-1A-1  Certificates  until the  certificate  principal balance  thereof has been reduced to zero,  in the case of realized  losses on the sub-loan  group II-2  mortgage  loans,  first to the
Class II-2A-2  Certificates  until the  certificate  principal  balance  thereof has been reduced to zero and then to the Class II-2A-1
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and in the case of realized  losses on the sub-loan group II-3 mortgage loans, first to the Class II-3A-5  Certificates  until the certificate  principal balance thereof has been reduced to zero, and then to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3 and the Class II-3A-4 Certificates,  pro rata, until the certificate principal balances thereof has been reduced to zero.

Subordination  provides  the holders of the group II senior  certificates  and the group II  subordinate  certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining unpaid principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.

As of the closing date, the aggregate  certificate  principal balance of the Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,
Class  II-B-5,  Class II-B-6,  Class  II-B-7,  Class II-B-8,  Class  II-B-9,  Class II-B-10 and Class II-B-11  Certificates  will equal approximately  8.25% of the aggregate  certificate  principal  balance of all classes of the group II  certificates.  As of the closing date,  the aggregate  certificate  principal  balance of the Class II-B-9,  Class  II-B-10 and Class  II-B-11  Certificates  will equal approximately  2.20% of the aggregate  certificate  principal balance of all classes of the group II certificates (other than the group
II interest only certificates).

In addition,  to extend the period during which the group II subordinate  certificates  remain  available as credit  enhancement to the group II senior certificates,  the entire amount of any prepayments and certain other unscheduled  recoveries of principal with respect to the group II mortgage  loans in the related loan group will be allocated to the group II senior  certificates  (other than the group
II interest  only  certificates)  of the related  certificate  group to the extent  described  in this  prospectus  supplement  on each distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction  over an  additional  four year period  thereafter as described in this  prospectus  supplement),  unless  certain  subordination  levels are achieved and certain loss and delinquency  tests are satisfied.  This structure will accelerate the amortization of the group II senior certificates  (other than the group II interest only  certificates)  relating to each sub-loan  group as a whole while,  in the absence of realized losses in respect of the group II mortgage loans in the related sub-loan group,  increasing the percentage  interest in the principal balance of the group II mortgage loans in such sub-loan group the group II subordinate certificates evidence.

See “Description of the Certificates-Allocation of Losses; Subordination” in this prospectus supplement.

Group III Offered Certificates

Subordination;  Allocation  of  Losses.  The credit  enhancement  provided  for the  benefit  of the  holders of the group III  offered certificates  consists of subordination.  By issuing group III senior  certificates and group III subordinate  certificates,  the trust has increased the likelihood that the holders of the group III senior  certificates and the group III subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal.

The group III senior  certificates  will have a payment  priority  over the group III  subordinate  certificates.  Among the classes of group III subordinate  certificates,  each class of Class III-B Certificates with a lower numerical class designation will have payment priority over each class of Class III-B Certificates with a higher numerical class designation.

As with the group I certificates  and the group II  certificates,  loss  protection for the group III  certificates  is accomplished by allocating any realized  losses on the group III mortgage  loans to the group III  subordinate  certificates,  beginning with the group
III subordinate  certificates  with the lowest payment  priority,  until the certificate  principal  balance of that class of group III subordinate  certificates  has been reduced to zero and then allocating any loss to the next most junior class of group III subordinate certificates,  until the certificate  principal  balance of each class of group III subordinate  certificates has been reduced to zero.
If no group III subordinate  certificates remain outstanding,  the principal portion of realized losses on the group III mortgage loans will be  allocated,  in the  case of  realized  losses  on the  sub-loan  group  III-1  mortgage  loans,  first to the  Class  III-1A-2
Certificates  until the certificate  principal  balance  thereof has been reduced to zero, and then to the Class III-1A-1  Certificates until the  certificate  principal  balance thereof has been reduced to zero, in the case of realized losses on the sub-loan group III-2 mortgage loans, first to the Class III-2A-2  Certificates until the certificate  principal balance thereof has been reduced to zero and then to the Class  III-2A-1  Certificates  until the  certificate  principal  balance  thereof has been reduced to zero, in the case of realized losses on the sub-loan group III-3 mortgage loans, first to the Class III-3A-4  Certificates  until the certificate  principal balance  thereof has been reduced to zero and then to the Class  III-3A-1,  Class III-3A-2 and Class III-3A-3  Certificates,  pro rata, until the certificate principal balances thereof have been reduced to zero.

Subordination  provides the holders of the group III senior  certificates  and the group III subordinate  certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining unpaid principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.

As of the closing date,  the aggregate  certificate  principal  balance of the Class  III-B-1,  Class  III-B-2,  Class  III-B-3,  Class
III-B-4,  Class III-B-5 and Class III-B-6  Certificates will equal approximately 7.35% of the aggregate  certificate  principal balance of all  classes of the group III  certificates.  As of the closing  date,  the  aggregate  certificate  principal  balance of the Class
III-B-4,  Class III-B-5 and Class III-B-6  Certificates will equal approximately 2.00% of the aggregate  certificate  principal balance of all classes of the group III certificates (other than the group III interest only certificates).

In addition,  to extend the period during which the group III subordinate  certificates  remain available as credit  enhancement to the group III senior  certificates,  the entire amount of any  prepayments  and certain  other  unscheduled  recoveries  of principal  with respect to the group III mortgage  loans in the related loan group will be allocated to the group III senior  certificates  (other than the group III interest only  certificates) of the related  certificate  group to the extent described in this prospectus  supplement on each  distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction over an additional four year period thereafter as described in this prospectus  supplement),  unless certain  subordination  levels are achieved and certain loss and  delinquency  tests are  satisfied.  This structure will  accelerate  the  amortization  of the group III senior  certificates  relating to each sub-loan group as a whole while,  in the absence of realized  losses in respect of the group III mortgage loans in the related sub loan group,  increasing the  percentage  interest in the principal  balance of the group III mortgage loans in such sub-loan group the group III subordinate certificates evidence.

See “Description of the Certificates-Allocation of Losses; Subordination” in this prospectus supplement.

Advances

Each  servicer will make cash  advances  with respect to  delinquent  payments of scheduled  interest and principal due (if any) on the mortgage  loans for which it acts as  servicer,  in  general,  to the extent  that such  servicer  reasonably  believes  that such cash advances  can be repaid from future  payments  on the related  mortgage  loans.  If the  related  servicer  fails to make any  required advances,  the master  servicer may be obligated to do so, as described in this  prospectus  supplement.  These cash  advances are only intended  to  maintain a regular  flow of  scheduled  interest  and  principal  payments on the  certificates  and are not  intended to guarantee or insure against losses.

The Cap Contracts

Each class of group I offered  certificates and the Class I-B-3  Certificates  will be entitled to the benefits provided by the related cap contract.  There can be no assurance as to the extent of benefits,  if any, that may be realized by the group I  certificateholders as a result of the cap contracts.

The  certificates  in a loan group will only be entitled to the benefit of the related cap  contracts,  and will have no entitlement to the benefits of the cap contracts for any other loan group.

See “The Cap Contracts” in this prospectus supplement.

Servicing and Master Servicing Fee

The master servicer will be entitled to receive,  as compensation  for its activities  under the pooling and servicing  agreement,  the investment  income  received  on  amounts  in the  distribution  account  for a certain  period of days as  further  described  in this prospectus  supplement.  Each of the servicers will be entitled to receive a servicing fee, as  compensation  for its activities  under the  related  Servicing  Agreement,  equal to 1/12th of the  servicing  fee rate  multiplied  by the stated  principal  balance of each mortgage  loan  serviced  by it as of the due date in the month  preceding  the  month in which  such  distribution  date  occurs.  The servicing fee rates will be 0.250% through 0.500% per annum.

Optional Termination

At its option,  the sponsor or its  designee  may  purchase  from the trust all of (i) the group I mortgage  loans,  together  with any properties in respect  thereof  acquired on behalf of the trust,  and thereby effect  termination  and early  retirement of the group I certificates after the stated principal balance of the group I mortgage loans (and properties  acquired in respect thereof),  remaining in the trust has been reduced to less than 20% of the stated  principal  balance of the group I mortgage  loans as of the cut-off date,
(ii) the group II mortgage loans,  together with any properties in respect thereof  acquired on behalf of the trust, and thereby effect termination and early retirement of the group II certificates  after the stated  principal  balance of the group II mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the group II mortgage  loans as of the cut-off date and (iii) the group III mortgage  loans,  together  with any  properties in respect thereof  acquired on behalf of the trust, and thereby effect  termination and early retirement of the group III certificates  after the stated  principal  balance of the group III mortgage loans (and  properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the group III mortgage loans as of the cut-off date.

See “Pooling and Servicing Agreement-Termination” in this prospectus supplement.

Federal Income Tax Consequences

One or more  elections  will be made to treat the  mortgage  loans and  certain  related  assets  as one or more real  estate  mortgage investment conduits for federal income tax purposes.

See “Federal Income Tax Consequences” in this prospectus supplement.

Ratings

It is a condition to the issuance of the  certificates  that the offered  certificates  receive the  following  ratings from Standard &
Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc.,  which is referred to herein as S&P, and Moody’s  Investors
Service, Inc., which is referred to herein as Moody’s:

Offered Certificates            S&P       Moody’s
Class I-1A-1                     AAA         Aaa
Class I-1A-2                     AAA         Aaa
Class I-2A-1                     AAA         Aaa
Class I-2A-2                     AAA         Aaa
Class I-3A-1                     AAA         Aaa
Class I-3A-2                     AAA         Aaa
Class II-1A-1                    AAA         Aaa
Class II-1A-2                    AAA         Aaa
Class II-1X-1                    AAA         Aaa
Class II-2A-1                    AAA         Aaa
Class II-2A-2                    AAA         Aaa
Class II-2X-1                    AAA         Aaa
Class II-2X-2                    AAA         Aaa
Class II-3A-1                    AAA         Aaa
Class II-3A-2                    AAA         Aaa
Class II-3A-3                    AAA         Aaa
Class II-3A-4                    AAA         Aaa
Class II-3A-5                    AAA         Aaa
Class II-3X-1                    AAA         Aaa
Class II-3X-2                    AAA         Aaa
Class III-1A-1                   AAA         Aaa
Class III-1A-2                   AAA         Aa1
Class III-2A-1                   AAA         Aaa
Class III-2A-2                   AAA         Aa1
Class III-3A-1                   AAA         Aaa
Class III-3A-2                   AAA         Aaa
Class III-3A-3                   AAA         Aaa
Class III-3A-4                   AAA         Aa1
Class III-3X-1                   AAA         Aaa
Class III-3X-2                   AAA         Aaa
Class I-M-1                      AA          Aa2
Class I-M-2                       A          A2
Class I-B-1                      BBB        Baa2
Class I-B-2                     BBB-        Baa3
Class II-B-1                     AA+         Aa1
Class II-B-2                     AA          Aa2
Class II-B-3                     AA-         Aa3
Class II-B-4                     A+          A1
Class II-B-5                      A          A2
Class II-B-6                     A-          A3
Class II-B-7                    BBB+        Baa1
Class II-B-8                     BBB        Baa2
Class III-B-1                    AA          Aa2
Class III-B-2                     A          A2
Class III-B-3                    BBB        Baa2
A rating is not a  recommendation  to buy, sell or hold  securities and either rating agency can revise or withdraw such ratings at any time. In general, ratings address credit risk and do not address the likelihood of prepayments.
---------------------------------------------------------------------------------------------------------------------------------------

See “Yield on the Certificates” and “Ratings” in this prospectus supplement and “Yield Considerations” in the prospectus.

Legal Investment

The offered  certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class
II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8,  Class III-B-2 and Class III-B-3  Certificates) will constitute  “mortgage related securities”  for purposes of SMMEA,  so long as they are rated in one of the two highest rating  categories by a nationally  recognized statistical rating  organization.  The Class I-M-2, Class I-B-1, Class I-B-2, Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5,
Class  II-B-6,  Class  II-B-7,  Class  II-B-8,  Class III-B-2 and Class III-B-3  Certificates  will not  constitute  “mortgage  related securities” for purposes of SMMEA.

See “Legal Investment” in this prospectus supplement and “Legal Investment Matters” in the prospectus.

ERISA Considerations

The offered  certificates may be purchased by persons  investing assets of employee  benefit plans or individual  retirement  accounts, subject to important considerations. Plans should consult with their legal advisors before investing in the offered certificates.

See “ERISA Considerations” in this prospectus supplement.

                                                             RISK FACTORS

         You are  encouraged  to  carefully  consider  the  following  risk  factors in  connection  with the  purchase  of the offered certificates:

The Offered  Certificates Will Have Limited Liquidity,  So You May Be Unable to Sell Your Securities or May Be Forced to Sell Them at a
Discount from Their Fair Market Value.

         The  underwriter  intends  to make a  secondary  market in the  offered  certificates,  however  the  underwriter  will not be obligated  to do so.  There can be no  assurance  that a secondary  market for the  offered  certificates  will  develop or, if it does develop,  that it will provide holders of the offered  certificates  with liquidity of investment or that it will continue for the life of the offered  certificates.  As a result, any resale prices that may be available for any offered  certificate in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered  certificates  will not be listed on any securities exchange.

Credit  Enhancement  Is  Limited;  the  Failure of Credit  Enhancement  to Cover  Losses on the Trust Fund  Assets May Result in Losses
Allocated to the Offered Certificates.

         The  subordination  of (i) each class of group I subordinate  certificates to the group I senior  certificates and the classes of group I subordinate  certificates with a higher payment priority, (ii) each class of group II subordinate  certificates to the group
II senior  certificates  and the classes of group II subordinate  certificates  with a higher payment  priority and (iii) each class of group III subordinate  certificates to the group III senior  certificates and the classes of group III subordinate  certificates with a higher payment priority, in each case, as described in this prospectus  supplement,  is intended to enhance the likelihood that holders of the applicable senior  certificates,  and to a more limited extent, that holders of the applicable  subordinate  certificates with a higher payment  priority,  will receive regular payments of interest and principal and to provide the holders of the applicable  senior certificates,  and to a more  limited  extent,  holders  of related  subordinate  certificates  with a higher  payment  priority,  with protection  against losses realized when the remaining  unpaid  principal  balance on a mortgage loan in the related loan group or loan groups  exceeds the amount of proceeds  recovered  upon the  liquidation  of that mortgage  loan. In general,  this loss  protection is accomplished  by  allocating  the  principal  portion  of any  realized  losses,  to  the  extent  not  covered  by  excess  spread  or overcollateralization  in the case of the  group I  certificates,  among  the  certificates,  beginning  with the  related  subordinate certificates  with the lowest payment priority,  until the certificate  principal balance of that subordinate class has been reduced to zero. The principal  portion of realized losses are then allocated to the next most junior class of related  subordinate  certificates, until the  certificate  principal  balance  of each  class of  related  subordinate  certificates  is  reduced  to zero.  If no group I subordinate  certificates  remain  outstanding,  the  principal  portion  of  realized  losses on the group I  mortgage  loans  will be allocated,  in the case of realized losses on the sub-loan group I-1 mortgage loans,  first to the Class I-1A-2  Certificates until the certificate  principal  balance  thereof has been reduced to zero,  and then to the Class  I-1A-1  Certificates  until the  certificate principal  balance thereof has been reduced to zero, in the case of realized losses on the sub-loan group I-2 mortgage loans,  first to the Class I-2A-2  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class I-2A-1
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero,  and in the case of realized  losses on the sub-loan group I-3 mortgage loans,  first to the Class I-3A-2  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class I-3A-1  Certificates  until the certificate  principal  balance thereof has been reduced to zero.
If no group II subordinate  certificates  remain  outstanding,  the principal portion of realized losses on the group II mortgage loans will be allocated,  in the case of realized losses on the sub-loan group II-1 mortgage loans,  first to the Class II-1A-2  Certificates until the  certificate  principal  balance  thereof has been  reduced to zero,  and then to the Class  II-1A-1  Certificates  until the certificate  principal  balance  thereof has been reduced to zero, in the case of realized  losses on the sub-loan  group II-2 mortgage loans,  first to the Class II-2A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class II-2A-1  Certificates  until the certificate  principal balance thereof has been reduced to zero, and in the case of realized losses on the sub-loan group II-3 mortgage  loans,  first to the Class II-3A-5  Certificates  until the certificate  principal  balance thereof has been reduced to zero, then to the Class II-3A-4,  Class II-3A-3,  Class II-3A-2 and Class II-3A-1  Certificates,  pro rata, until  the  certificate  principal  balances  thereof  has been  reduced  to zero.  If no group  III  subordinate  certificates  remain outstanding,  the  principal  portion of realized  losses on the group III mortgage  loans will be  allocated,  in the case of realized losses on the sub-loan group III-1 mortgage loans,  first to the Class III-1A-2  Certificates  until the certificate  principal balance thereof has been reduced to zero, and then to the Class III-1A-1  Certificates  until the  certificate  principal  balance  thereof has been  reduced to zero,  in the case of  realized  losses on the  sub-loan  group  III-2  mortgage  loans,  first to the Class  III-2A-2
Certificates  until the  certificate  principal  balance  thereof has been reduced to zero and then to the Class III-2A-1  Certificates until the  certificate  principal  balance  thereof has been reduced to zero, and in the case of realized  losses on the sub-loan group
III-3 mortgage loans,  first to the Class III-3A-4  Certificates  until the certificate  principal  balance thereof has been reduced to zero and then to the Class  III-3A-1,  Class  III-3A-2 and Class  III-3A-3  Certificates,  pro rata,  until the  certificate  principal balances  thereof have been reduced to zero.  Accordingly,  if the aggregate  certificate  principal  balance of the related classes of subordinate  certificates  with a lower payment priority were to be reduced to zero,  delinquencies  and defaults on the mortgage loans in the related loan groups would reduce the amount of funds  available for monthly  distributions  to the holders of the classes of the related  subordinate  certificates  with a higher  payment  priority.  If the aggregate  certificate  principal  balance of the related classes of subordinate  certificates  were to be reduced to zero,  delinquencies and defaults on the mortgage loans in the related loan group would reduce the amount of funds available for monthly  distributions to the holders of the related senior  certificates.  In the case of  realized  losses on group I mortgage  loans  only,  realized  losses  will be  covered  first by excess  interest  and then by overcollateralization  on the group I certificates  provided by the group I mortgage loans before any allocation of realized  losses to the group I subordinate certificates.

         The ratings of the offered  certificates by the rating  agencies may be lowered  following the initial  issuance  thereof as a result of losses on the mortgage  loans in the related loan group in excess of the levels  contemplated  by the rating  agencies at the time of their initial rating analysis.  Neither the depositor,  the master servicer,  any servicer, the securities  administrator,  the trustee nor any of their  respective  affiliates will have any obligation to replace or supplement any credit  enhancement,  or to take any other  action  to  maintain  the  ratings  of the  offered  certificates.  See  “Description  of  Credit  Enhancement-Reduction  or
Substitution of Credit Enhancement” in the prospectus.

The Rate and Timing of Principal Distributions on the Offered Certificates Will Be Affected by Prepayment Speeds.

         The rate and timing of distributions  allocable to principal on the offered  certificates will depend, in general, on the rate and timing of principal payments  (including  prepayments and collections upon defaults,  liquidations and repurchases) on the mortgage loans in the related loan group and the  allocation  thereof to pay  principal  on these  certificates  as provided in this  prospectus supplement.  As is the case with mortgage  pass-through  certificates  generally,  the offered  certificates are subject to substantial inherent  cash-flow  uncertainties  because the  mortgage  loans may be prepaid at any time.  However,  approximately  38.71%,  48.21%,
47.99%,  29.04%,  41.66%,  39.79%,  23.67%,  38.05% and 40.84% of the sub-group I-1,  sub-loan group I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan  group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  provide for payment by the mortgagor of a prepayment charge in connection with some  prepayments,  which may act as a deterrent to prepayment of the mortgage loan during the applicable  period. For a detailed  description of the  characteristics of the prepayment  charges on the mortgage  loans,  and the standards  under which the prepayment  charges may be waived by the applicable servicer, see “The Mortgage Pool - Prepayment Charges on the Mortgage Loans” in this prospectus  supplement.  There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

         Generally,  when prevailing interest rates are increasing,  prepayment rates on mortgage loans tend to decrease. A decrease in the  prepayment  rates on the  mortgage  loans  will  result in a reduced  rate of return of  principal  to  investors  in the  offered certificates at a time when reinvestment at higher prevailing rates would be desirable.

         Conversely,  when prevailing  interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater  rate of return of  principal  to  investors  in the offered certificates, at time when reinvestment at comparable yields may not be possible.

         Unless  the  certificate  principal  balances  of the group I senior  certificates  have  been  reduced  to zero,  the group I subordinate  certificates  will not be entitled to any principal  distributions  until at least the distribution date occurring in July
2009 or during any period in which  delinquencies  or losses on the mortgage  loans exceed  certain  levels.  This will  accelerate the amortization  of the group I senior  certificates  as a whole while,  in the absence of losses in respect of the mortgage  loans in the related  loan group,  increasing  the  percentage  interest in the  principal  balance of the  mortgage  loans the group I  subordinate certificates evidence.

         On each  distribution  date during the first seven years after the closing  date,  the entire  amount of any  prepayments  and certain  other  unscheduled  recoveries  of  principal  with respect to (i) the group II mortgage  loans in any sub-loan  group will be allocated to the related  group II senior  certificates  (other than the group II interest  only  certificates)  and (ii) the group III mortgage  loans in any  sub-loan  group will be  allocated  to the  related  group III senior  certificates  (other  than the group III interest only  certificates),  with such allocation to be subject to further reduction over an additional four year period  thereafter, as described in this prospectus  supplement,  unless the amount of  subordination  provided to the group II senior  certificates by the group II subordinate  certificates or the group III senior  certificates by the group III subordinate  certificates,  respectively,  is twice the amount as of the cut-off date, and certain loss and delinquency  tests are satisfied.  This will accelerate the  amortization of the group II senior certificates and the group III senior  certificates in each certificate group, as applicable,  as a whole while, in the absence of losses in respect of the group II mortgage  loans in the related  sub-loan  group and the group III mortgage loans in the related  sub-loan  group,  in each case,  increasing  the  percentage  interest in the principal  balance of the mortgage loans the related subordinate certificates evidence.

         For  further  information  regarding  the  effect of  principal  prepayments  on the  weighted  average  lives of the  offered certificates,  see “Yield on the  Certificates”  in this  prospectus  supplement,  including  the tables  entitled  “Percent of Initial
Principal Amount Outstanding at the Following CPR Percentage” in this prospectus supplement.

The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

         The yield to maturity on the offered certificates will depend, in general, on:

                  o   the applicable purchase price; and

                  o   the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) on the related mortgage loans and the allocation thereof to reduce the certificate principal balance of the offered certificates, as well as other factors.

         The yield to  investors  on the  offered  certificates  will be  adversely  affected  by any  allocation  thereto of  interest shortfalls on the related mortgage loans.

         In general, if the offered  certificates are purchased at a premium and principal  distributions on the related mortgage loans occur at a rate faster than  anticipated  at the time of purchase,  the  investor’s  actual  yield to maturity  will be lower than that assumed at the time of purchase.  Conversely,  if the offered  certificates are purchased at a discount and principal  distributions on the related  mortgage  loans occur at a rate slower than that  anticipated  at the time of  purchase,  the  investor’s  actual yield to maturity will be lower than that originally assumed.

         The proceeds to the depositor from the sale of the group I offered  certificates,  the group II offered  certificates  and the group III offered certificates were determined based on a number of assumptions,  including a 30%, 25% and 25%, respectively,  constant rate of  prepayment  each  month,  or CPR,  relative  to the then  outstanding  principal  balance of the related  mortgage  loans.  No representation  is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage  loans will prepay at the same rate. The yield  assumptions  for the offered  certificates  will vary as determined at the time of sale. See “Yield on the
Certificates” in this prospectus supplement.

         The sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced  origination  fees or  closing  costs,  or other  financial  incentives.  Targeted  solicitations  may be based on a variety of factors,  including  the credit of the borrower or the location of the  mortgaged  property.  In  addition,  the sponsor may  encourage assumptions  of mortgage  loans,  including  defaulted  mortgage  loans,  under which  creditworthy  borrowers  assume the  outstanding indebtedness  of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of principal  prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

A Transfer of Servicing May Result in an Increased Risk of Delinquency and Loss on the Mortgage Loans.

         The  primary  servicing  for a majority  of the  mortgage  loans was  transferred  to EMC within  the last three  months.  Any servicing transfer involves notifying  mortgagors to remit payments to a new servicer,  transferring  physical possession of loan files and records to the new servicer  and entering  loan and  mortgagor  data on the  management  information  systems of the new  servicer.
Accordingly,  such transfers could result in misdirected  notices,  misapplied  payments,  data input problems and other  problems.  In addition,  investors  should  note that when the  servicing  of  mortgage  loans is  transferred,  there is  generally  an  increase in delinquencies  associated with such transfer.  Such increase in delinquencies  may result in losses,  which, to the extent they are not absorbed by credit  enhancement,  will cause  losses or  shortfalls  to be incurred  by the  holders of the  offered  certificates.  In addition, any higher default rate resulting from such transfer may result in an acceleration of prepayments on those mortgage loans.

A Transfer of Master  Servicing in an Event of a Master Servicer  Default May Increase the Risk of Delinquency and Loss on the Mortgage
Loans.

         If the master servicer  defaults in its obligations  under the pooling and servicing  agreement,  the master  servicing of the mortgage loans may be transferred to the trustee,  in its capacity as successor  master servicer,  or an alternate master servicer.  In the event of such a transfer of master  servicing  there may be an increased risk of errors in  transmitting  information  and funds to the successor master servicer.

The  Underwriting  Standards  of Some of the  Mortgage  Loans Do Not Conform to the  Standards  of Fannie Mae or Freddie  Mac,  And May
Present a Greater Risk of Loss with Respect to those Mortgage Loans.

         Some of the mortgage  loans were  underwritten  in accordance  with  underwriting  standards  which are primarily  intended to provide for single family  “non-conforming”  mortgage loans. A “non-conforming”  mortgage loan means a mortgage loan that is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit  characteristics of the related mortgagor or documentation  standards in connection with the underwriting of the related  mortgage loan that do not meet the Fannie Mae or Freddie Mac  underwriting  guidelines for “A” credit  mortgagors.  These credit  characteristics  include  mortgagors  whose  creditworthiness  and repayment  ability do not satisfy such Fannie Mae or Freddie Mac underwriting  guidelines and mortgagors who may have a record of credit write-offs,  outstanding judgments,  prior  bankruptcies  and other  credit items that do not satisfy  such Fannie Mae or Freddie Mac  underwriting  guidelines.
These  documentation  standards may include  mortgagors who provide limited or no  documentation in connection with the underwriting of the related mortgage loan. Accordingly,  mortgage loans underwritten under the related originator’s  non-conforming credit underwriting standards are likely to experience rates of delinquency,  foreclosure and loss that are higher, and may be substantially  higher,  than mortgage loans  originated in accordance  with the Fannie Mae or Freddie Mac  underwriting  guidelines.  Any resulting  losses,  to the extent not covered by credit enhancement, may affect the yield to maturity of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

         If the trust fund issues  certificates in book-entry  form,  certificateholders  may experience  delays in receipt of payments and/or  reports  since  payments and reports will  initially be made to the  book-entry  depository  or its nominee.  In addition,  the issuance of certificates  in book-entry  form may reduce the liquidity of certificates so issued in the secondary  trading market since some investors may be unwilling to purchase certificates for which they cannot receive physical certificates.

The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

         When certain classes of  certificates  provide credit  enhancement for other classes of certificates it is sometimes  referred to as  “subordination.”  For  purposes  of this  prospectus  supplement,  subordination  with  respect to the offered  certificates  or
“subordinated classes” means:

                  o   with respect to the Class I-1A-1  Certificates:  the Class I-1A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-2A-1  Certificates:  the Class I-2A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-3A-1  Certificates:  the Class I-3A-2,  the Class I-M-1,  the Class I-M-2,  the Class
                      I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with  respect to each of the Class  I-1A-2,  Class  I-2A-2 and Class I-3A-2  Certificates:  the Class I-M-1,  the
                      Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-M-1  Certificates:  the Class I-M-2,  the Class I-B-1,  the Class I-B-2 and the Class
                      I-B-3 Certificates;

                  o   with respect to the Class I-M-2 Certificates: the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-B-1 Certificates: the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-B-2 Certificates: the Class I-B-3 Certificates;

                  o   with respect to the Class  II-1A-1  Certificates:  the Class  II-1A-2,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class  II-2A-1  Certificates:  the Class  II-2A-2,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-3A-1  Certificates:  the Class II-3A-2,  the Class II-3A-3,  the Class II-3A-4,  the
                      Class II-3A-5,  the Class II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5, the
                      Class II-B-6,  the Class  II-B-7,  the Class  II-B-8,  the Class II-B-9,  the Class II-B-10 and the Class II-B-11
                      Certificates;

                  o   with respect to the Class II-3A-2  Certificates:  the Class II-3A-3,  the Class II-3A-4,  the Class II-3A-5,  the
                      Class II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the
                      Class II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-3A-3  Certificates:  the Class  II-3A-4,  the Class II-3A-5,  the Class II-B-1,  the
                      Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the
                      Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class  II-3A-4  Certificates:  the Class  II-3A-5,  the Class II-B-1,  the Class II-B-2,  the
                      Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class II-B-7,  the Class II-B-8,  the
                      Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with  respect to each of the Class  II-1A-2,  the Class  II-2A-2 and the Class  II-3A-5  Certificates:  the Class
                      II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class
                      II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-1  Certificates:  the Class II-B-2,  the Class II-B-3, the Class II-B-4, the Class
                      II-B-5,  the Class II-B-6,  the Class II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class
                      II-B-11 Certificates;

                  o   with respect to the Class II-B-2  Certificates:  the Class II-B-3,  the Class II-B-4, the Class II-B-5, the Class
                      II-B-6,  the Class  II-B-7,  the Class  II-B-8,  the  Class  II-B-9,  the  Class  II-B-10  and the Class  II-B-11
                      Certificates;

                  o   with respect to the Class II-B-3  Certificates:  the Class II-B-4,  the Class II-B-5, the Class II-B-6, the Class
                      II-B-7, the Class II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-4  Certificates:  the Class II-B-5,  the Class II-B-6, the Class II-B-7, the Class
                      II-B-8, the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-5  Certificates:  the Class II-B-6,  the Class II-B-7, the Class II-B-8, the Class
                      II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-6  Certificates:  the Class II-B-7,  the Class II-B-8, the Class II-B-9, the Class
                      II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-7  Certificates:  the Class II-B-8,  the Class II-B-9,  the Class II-B-10 and the Class II-B-11
                      Certificates;

                  o   with respect to the Class II-B-8 Certificates: the Class II-B-9, the Class II-B-10 and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-9 Certificates: the Class II-B-10 Certificates and the Class II-B-11 Certificates;

                  o   with respect to the Class II-B-10 Certificates: the Class II-B-11 Certificates;

                  o   with respect to the Class III-1A-1  Certificates:  the Class III-1A-2,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-2A-1  Certificates:  the Class III-2A-2,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-3A-1  Certificates:  the Class III-3A-2,  the Class  III-3A-3,  the Class III-3A-4,
                      the Class III-B-1,  the Class  III-B-2,  the Class  III-B-3,  the Class III-B-4,  the Class III-B-5 and the Class
                      III-B-6 Certificates;

                  o   with respect to the Class III-3A-2  Certificates:  the Class III-3A-3, the Class III-3A-4, the Class III-B-1, the
                      Class III-B-2, the Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-3A-3  Certificates:  the Class III-3A-4,  the Class III-B-1, the Class III-B-2, the
                      Class III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to each of the Class  III-1A-2,  the Class III-2A-2 and the Class III-3A-4  Certificates:  the Class
                      III-B-1,  the Class  III-B-2,  the Class  III-B-3,  the Class  III-B-4,  the Class  III-B-5 and the Class III-B-6
                      Certificates;

                  o   with respect to the Class III-B-1  Certificates:  the Class III-B-2,  the Class III-B-3,  the Class III-B-4,  the
                      Class III-B-5 and the Class III-B-6 Certificates;

                  o   with respect to the Class III-B-2  Certificates:  the Class III-B-3, the Class III-B-4, the Class III-B-5 and the
                      Class III-B-6 Certificates;

                  o   with respect to the Class  III-B-3  Certificates:  the Class  III-B-4,  the Class  III-B-5 and the Class  III-B-6
                      Certificates;

                  o   with  respect  to the  Class  III-B-4  Certificates:  the  Class  III-B-5  Certificates  and  the  Class  III-B-6
                      Certificates; and

                  o   with respect to the Class III-B-5 Certificates: the Class III-B-6 Certificates.

         Credit  enhancement  for the  senior  certificates  will be  provided,  first,  by the  right  of the  holders  of the  senior certificates  to receive  certain  payments of interest  and  principal  prior to the related  subordinated  classes  and,  then by the allocation of realized losses to the related  outstanding  subordinated  class with the lowest payment priority and, in the case of the group I offered certificates or the Class I-B-3 Certificates,  any available excess spread and overcollateralization.  Accordingly,  if the aggregate  certificate  principal  balance of a subordinated  class were to be reduced to zero,  delinquencies  and defaults on the mortgage  loans in the related loan group(s)  would reduce the amount of funds  available for monthly  distributions  to holders of the remaining related outstanding  subordinated class with the lowest payment priority and, if the aggregate  certificate principal balance of all the group I, all the group II or all the group III subordinate  certificates  were to be reduced to zero and, in the case of the group I senior certificates,  excess interest and  overcollateralization  was insufficient,  delinquencies and defaults on the mortgage loans from the related loan groups  would  reduce the amount of funds  available  for monthly  distributions  to holders of the related senior  certificates.  You should fully consider the risks of investing in a subordinate  certificate,  including the risk that you may not fully recover your initial  investment as a result of realized  losses.  See  “Description of the  Certificates” in this prospectus supplement.

         The weighted average lives of, and the yields to maturity on the (i) Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and
Class I-B-3  Certificates  will be progressively  more sensitive,  in that order, to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the group I mortgage loans, (ii) Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5,
Class II-B-6,  Class II-B-7,  Class II-B-8,  Class II-B-9,  Class II-B-10 and Class II-B-11  Certificates  will be  progressively  more sensitive,  in that order,  to the rate and timing of mortgagor  defaults  and the severity of ensuing  losses on the group II mortgage loans and (iii) Class III-B-1,  Class III-B-2,  Class III-B-3,  Class  III-B-4,  Class III-B-5 and Class III-B-6  Certificates  will be progressively  more sensitive,  in that order,  to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the group III mortgage  loans.  If the actual rate and severity of losses on the related  mortgage loans is higher than those assumed by an investor in such  certificates,  the actual  yield to maturity of such  certificates  may be lower than the yield  anticipated  by such holder based on such  assumption.  The timing of losses on the related  mortgage  loans will also affect an investor’s  actual yield to maturity,  even if the rate of defaults and severity of losses over the life of such mortgage loans are  consistent  with an investor’s expectations.  In general,  the earlier a loss  occurs,  the greater the effect on an  investor’s  yield to maturity.  Realized  losses allocated  to a class of  certificates  will result in less  interest  accruing on such class of  subordinate  certificates  than would otherwise be the case. Once a realized loss is allocated to a subordinate  certificate,  no interest will be distributable with respect to such written down amount.  However,  the amount of any realized  losses  allocated to the group I  subordinate  certificates  may be reimbursed  to the  holders of the group I  subordinate  certificates  from excess  cash flow or money  remaining  from the related cap contracts according to the priorities set forth under “Description of the  Certificates-Distributions  on the Group I Certificates” and
“The Cap Contracts” in this prospectus supplement.

         It is not expected that the group I subordinated  certificates will be entitled to any principal  distributions until at least
July 2009 or during any  period in which  delinquencies  or losses on the  mortgage  loans  exceed  certain  levels.  As a result,  the weighted  average  of the group I  subordinated  certificates  will be longer  than would  otherwise  be the case if  distributions  of principal were allocated among all of the related  certificates  at the same time. As a result of the longer weighted  average lives of the related subordinated  certificates,  the holders of such certificates have a greater risk of suffering a loss on their investments.
Further,  because such  certificates  might not receive any principal if certain  delinquency or loss levels occur,  it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage pool.

         In  addition,  the  multiple  class  structure  of the  subordinated  certificates  causes  the  yield of such  classes  to be particularly  sensitive to changes in the rates of prepayment of the related  mortgage loans.  Because  distributions of principal will
be  made  to  the   holders   of  such   certificates   according   to  the   priorities   set   forth   under   “Description   of  the
Certificates-Distributions  on the Group I Certificates,”  “-Distributions  on the Group II Certificates”  “-Distributions on the Group
III Certificates” and “The Cap Contracts” in this prospectus supplement,  in this prospectus supplement,  the yield to maturity on such classes of certificates  will be sensitive to the rates of prepayment on the related  mortgage loans  experienced both before and after the  commencement  of principal  distributions  on such  classes.  The yield to maturity on such classes of  certificates  will also be extremely  sensitive to losses due to defaults on the related mortgage loans and the timing thereof,  to the extent such losses are not covered by  overcollateralization  with  respect to such loan  group,  excess  spread with  respect to such loan  group,  or a class of related subordinated  certificates with a lower payment priority.  Furthermore,  the timing of receipt of principal and interest by the related  subordinated  certificates  may be adversely  affected by losses even if such classes of  certificates  do not ultimately bear such loss.

Excess Spread May be Inadequate to Cover Losses on the Group I Mortgage Loans and/or to Build Overcollateralization.

         The group I mortgage  loans are  expected  to generate  more  interest  than is needed to pay  interest on the group I offered certificates  and the Class I-B-3  Certificates  because we expect the weighted average net interest rate on the group I mortgage loans to be higher than the weighted average pass-through rate on the group I offered  certificates and the Class I-B-3 Certificates.  If the group I mortgage  loans generate more interest than is needed to pay interest on the group I offered  certificates  and the Class I-B-3
Certificates and related trust fund expenses,  such “excess spread” will be used to make additional  principal  payments on the group I offered  certificates  and the Class  I-B-3  Certificates,  which  will  reduce  the  total  principal  balance  of the group I offered certificates or the Class I-B-3  Certificates  below the aggregate  principal  balance of the group I mortgage loans,  thereby creating
“overcollateralization.”  Overcollateralization  is  intended  to  provide  limited  protection  to the  holders of the group I offered certificates and the Class I-B-3  Certificates by absorbing losses from liquidated  group I mortgage loans.  However,  we cannot assure you that enough  excess  spread  will be  generated  on the group I mortgage  loans to  establish  or maintain  the  required  level of overcollateralization.  On the closing date, the required  level of  overcollateralization  will be met. If the protection  afforded by overcollateralization is insufficient, then an investor in group I certificates could experience a loss on its investment.

         The excess spread available on any distribution date will be affected by the actual amount of interest  received,  advanced or recovered  in respect of the group I mortgage  loans  during the  preceding  month.  Such  amount may be  influenced  by changes in the weighted  average of the rates on the group I mortgage  loans  resulting  from  prepayments,  defaults  and  liquidations  of the those mortgage loans.

         The overcollateralization  provisions,  whenever overcollateralization is at a level below the required level, are intended to result in an accelerated rate of principal  distributions to holders of the classes of group I offered  certificates or the Class I-B-3
Certificates  then  entitled to  distributions  of  principal.  An earlier  return of  principal  to the holders of the group I offered certificates  or the Class I-B-3  Certificates  as a result of the  overcollateralization  provisions  will  influence the yield on the group I offered  certificates and the Class I-B-3 Certificates in a manner similar to the manner in which principal  prepayments on the group I mortgage loans will influence the yield on the related group I offered certificates and the Class I-B-3 Certificates.

The Group I Offered Certificates May Not Always Receive Interest Based on One-Month LIBOR Plus the Related Margin.

         The group I offered  certificates  may not always  receive  interest  at a rate  equal to  One-Month  LIBOR  plus the  related margin.  The  pass-through  rates on the group I offered  certificates are each subject to a net rate cap equal to the weighted average of the net mortgage rates on the group I mortgage loans in the related  sub-loan group, as further  described  herein.  If the net rate cap on a class of the group I offered  certificates  is less than the lesser of (a) One-Month LIBOR plus the related margin and (b) the
11.50% cap, the interest  rate on such class of group I offered  certificates  will be reduced to the related net rate cap.  Thus,  the yield to investors in such  certificates  will be sensitive  both to  fluctuations  in the level of One-Month  LIBOR and to the adverse effects of the  application of the related net rate cap. The  prepayment or default of mortgage  loans in loan group I with  relatively higher net mortgage  rates,  particularly  during a period of  increased  One-Month  LIBOR rates,  may result in the net rate cap being lower than  otherwise  would be the case.  If on any  distribution  date the  application  of the  related  net rate cap  results in an interest  payment  lower than  One-Month  LIBOR plus the related  margin on the  applicable  class of  certificates  during the related interest accrual period, the value of such class of certificates may be temporarily or permanently reduced.

         To the extent  interest on the group I offered  certificates  is limited to the related net rate cap, the  difference  between
(i) the lesser of (a)  One-Month  LIBOR plus the related  margin and (b) the 11.50% cap and (ii) the related net rate cap will create a shortfall.  This  shortfall will be covered to the extent of excess cash flow available for that purpose and to the extent of available payments  under  the  related  cap  contracts.  However,  payments  under the cap  contracts  are  based on the  lesser  of the  actual certificate  principal  balance of the related class of certificates  and an assumed  principal  amount of such  certificates  based on certain  prepayment  assumptions  regarding the group I mortgage loans. If the group I mortgage loans do not prepay  according to those assumptions,  it may  result in the cap  contracts  providing  insufficient  funds to cover  such  shortfalls.  In  addition,  each cap contract  provides for payment of the excess of One-Month LIBOR over a specified per annum rate, which also may not provide  sufficient funds to cover such shortfalls.  Such shortfalls may remain unpaid on the final distribution date,  including the optional  termination date.

         In  addition,  although  the group I offered  certificates  are entitled to payments  under the related cap  contracts  during periods of increased  One-Month  LIBOR rates,  the  counterparty  thereunder will only be obligated to make such payments under certain circumstances.

         To the extent that  payments  on the group I offered  certificates  depend in part on  payments  to be received  under the cap contracts,  the ability of the trust to make payments on those classes of  certificates  will be subject to the credit risk of ABN AMRO
Bank N.V.

         The cap  contracts  terminate in  accordance  with their terms on the dates set forth in the related  contract.  This date was selected based on certain prepayment  assumptions  regarding the group I mortgage loans and that the optional termination right becomes exercisable and is exercisable at that time. These prepayment  assumptions  were used to determine the projected  principal  balance of the applicable class of certificates  under the contracts.  If prepayments on the group I mortgage loans occur at rates that are slower than those  assumptions,  or even if such group I mortgage loans prepay  according to those  assumptions,  if the optional  termination right is not exercised,  the contracts will terminate prior to the repayment in full of the related classes of  certificates.  See “The
Cap Contracts” in this prospectus supplement.

The Securities Are Not Suitable Investments for All Investors.

         The  certificates  are  complex  investments  that are not  appropriate  for all  investors.  The  interaction  of the factors described above is difficult to analyze and may change from time to time while the certificates  are  outstanding.  It is impossible to predict with any  certainty  the amount or timing of  distributions  on the  certificates  or the likely return on an investment in any such  securities.  As a result,  only  sophisticated  investors  with the  resources to analyze the  potential  risks and rewards of an investment in the certificates should consider such an investment.

Some of the Mortgage Loans Have an Initial Interest Only Period, Which May Result in Increased Delinquencies and Losses.

         As of the cut-off date,  approximately  84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%, 91.40% and 91.06% of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan  group III-2 and sub-loan  group III-3  mortgage  loans,  respectively,  have an initial  interest  only period.
During this  period,  the payment  made by the related  mortgagor  will be less than it would be if the  mortgage  loan  amortized.  In addition,  the mortgage  loan balance will not be reduced by the  principal  portion of  scheduled  payments  during this period.  As a result,  no principal  payments will be made to the certificates  from these mortgage loans during their interest only period except in the case of a prepayment.

         After the initial  interest only period,  the scheduled  monthly  payment on these  mortgage  loans will  increase,  which may result in increased  delinquencies  by the related  mortgagors,  particularly  if interest  rates have  increased  and the mortgagor is unable to  refinance.  In  addition,  losses may be greater on these  mortgage  loans as a result of the mortgage  loan not  amortizing during the early years of these  mortgage  loans.  Although the amount of principal  included in each scheduled  monthly  payment for a traditional  mortgage loan is relatively  small during the first few years after the  origination  of a mortgage loan, in the aggregate the amount can be  significant.  Any  resulting  delinquencies  and losses,  to the extent not covered by credit  enhancement,  will be allocated to the certificates.

         Mortgage loans with an initial interest only period are relatively new in the mortgage  marketplace.  The performance of these mortgage  loans may be  significantly  different  than  mortgage  loans  that  fully  amortize.  In  particular,  there may be a higher expectation  by these  mortgagors of  refinancing  their  mortgage  loans with a new mortgage  loan, in particular  one with an initial interest  only  period,  which may result in higher or lower  prepayment  speeds than would  otherwise be the case.  In  addition,  the failure to build equity in the property by the related mortgagor may affect the delinquency and prepayment of these mortgage loans.

The Mortgage Loans Are Concentrated in the State of California, Which May Result in Losses with Respect to These Mortgage Loans.

         As of the cut-off date,  approximately 32.29%,  13.66%,  25.36%,  28.61%,  25.86%,  33.85%,  32.45%, 29.79% and 60.77%, of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan  group III-2 and sub-loan  group III-3  mortgage  loans,  respectively,  are secured by property in the State of
California.  Investors  should  note that some  geographic  regions  of the  United  States  from time to time will  experience  weaker regional economic  conditions and housing markets,  and,  consequently,  will experience higher rates of loss and delinquency than will be  experienced  on mortgage  loans  generally.  For example,  a region’s  economic  condition and housing  market may be directly,  or indirectly,  adversely  affected by natural  disasters or civil  disturbances  such as earthquakes,  hurricanes,  floods,  eruptions or riots.  The  economic  impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster or  disturbance.  The  mortgage  loans  securing  the offered  certificates  may be  concentrated  in these  regions,  and any concentration may present risk  considerations in addition to those generally present for similar  mortgage-backed  securities  without this  concentration.  Any risks  associated  with  mortgage  loan  concentration  may  affect  the  yield to  maturity  of the  offered certificates to the extent losses caused by these risks are not covered by the  subordination  provided by the non-offered  subordinate certificates.

Statutory and Judicial  Limitations  on Foreclosure  Procedures  May Delay  Recovery in Respect of the Mortgaged  Property and, in Some
Instances,  Limit the Amount that May Be Recovered by the Foreclosing  Lender,  Resulting in Losses on the Mortgage Loans That Might be
Allocated to the Offered Certificates.

         Foreclosure  procedures may vary from state to state.  Two primary  methods of foreclosing a mortgage  instrument are judicial foreclosure,  involving  court  proceedings,  and  non-judicial  foreclosure  pursuant  to a power  of  sale  granted  in the  mortgage instrument.  A  foreclosure  action is  subject  to most of the  delays  and  expenses  of other  lawsuits  if  defenses  are raised or counterclaims are asserted.  Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and, in some states, notice to any party  having an  interest of record in the real  property,  including  junior  lienholders.  Some  states  have  adopted
“anti-deficiency”  statutes  that limit the  ability of a lender to collect the full  amount  owed on a loan if the  property  sells at foreclosure  for less than the full amount owed.  In addition,  United  States  courts have  traditionally  imposed  general  equitable principles to limit the remedies  available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these statutes and judicial  principles may be to delay and/or reduce  distributions in respect of the offered  certificates.
See “Legal Aspects of Mortgage Loans-Foreclosure on Mortgages and Some Contracts” in the prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate  Values,  Which May Result in Losses
on the Offered Certificates.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related  mortgage loans. If the residential  real estate market should  experience an overall decline in property values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the  mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the mortgaged  properties,  the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally  experienced in the mortgage lending industry.  In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In  particular,  mortgage  loans with high  principal balances or high  loan-to-value  ratios will be affected by any decline in real estate  values.  Real estate  values in any area of the country may be affected by several factors,  including population trends,  mortgage interest rates, and the economic well-being of that area.  Any  decrease  in the value of the  mortgage  loans may  result in the  allocation  of losses  which are not  covered  by credit enhancement to the offered certificates.

The Ratings on the Offered  Certificates  are Not a  Recommendation  to Buy, Sell or Hold the Offered  Certificates  and are Subject to
Withdrawal at any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates.

         It is a  condition  to the  issuance  of the  offered  certificates  that each class of offered  certificates  be rated in the categories  shown on pages S-2 through S-5 of this prospectus  supplement.  A security rating is not a  recommendation  to buy, sell or hold  securities  and may be subject to  revision or  withdrawal  at any time.  No person is  obligated  to maintain  the rating on any offered certificate,  and,  accordingly,  there can be no assurance that the ratings assigned to any offered certificate on the date on which the offered  certificates  are initially  issued will not be lowered or withdrawn by a rating agency at any time  thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered  certificates  may be adversely affected.  See “Ratings” in this prospectus supplement and “Rating” in the prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

         Some or all of the mortgage  loans  included in the trust fund will be  nonrecourse  loans or loans for which  recourse may be restricted or  unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real property and other assets,  if any, that were pledged to secure the mortgage  loan.  However,  even with respect to those mortgage loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse  provisions will be practicable,  or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  to the extent  losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

         To the extent that a servicer or the master  servicer (in its capacity as successor  servicer)  for a mortgage  loan  acquires title to any related  mortgaged  property which is contaminated  with or affected by hazardous  wastes or hazardous  substances,  these mortgage loans may incur additional  losses.  See “Servicing of Mortgage  Loans-Realization  Upon or Sale of Defaulted  Mortgage Loans”
and “Legal Aspects of Mortgage  Loans-Environmental  Legislation” in the prospectus.  To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates,  to the extent not covered by credit enhancement,  may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other  charges,  require  specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public policy and general principles of equity relating to the protection of consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

         Depending on the  provisions of the  applicable law and the specific  facts and  circumstances  involved,  violations of these federal or state  laws,  policies  and  principles  may limit the ability of the trust to collect  all or part of the  principal  of or interest on the mortgage loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could subject the trust to damages and administrative enforcement.  See “Legal Aspects of Mortgage Loans” in the prospectus.

         Under the  anti-predatory  lending laws of some  states,  the  borrower is required to meet a net  tangible  benefits  test in connection  with the  origination of the related  mortgage loan. This test may be highly  subjective and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the  originator  reasonably  believed that the test was satisfied at the time of  origination.  Any  determination  by a court that a mortgage loan does not meet the test will result in a violation of the state  anti-predatory  lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust.

         On the closing  date,  the sponsor will  represent  that each  mortgage  loan at the time it was made complied in all material respects with all applicable laws and regulations,  including,  without  limitation,  usury, equal credit  opportunity,  disclosure and recording  laws and all predatory  lending laws; and each mortgage loan has been serviced in all material  respects in accordance  with all applicable laws and regulations,  including,  without limitation,  usury, equal credit  opportunity,  disclosure and recording laws and all predatory  lending laws and the terms of the related  mortgage note, the mortgage and other loan  documents.  In the event of a breach of this  representation,  the sponsor will be obligated to cure the breach or repurchase  or replace the affected  mortgage loan in the manner described in the prospectus.

The Return on the Offered Certificates Could be Reduced by Shortfalls Due to The Application of the Servicemembers Civil Relief Act
and Similar State Laws.

         The  Servicemembers’  Civil Relief Act or the Relief Act, and similar  state or local laws provide  relief to  mortgagors  who enter active military  service and to mortgagors in reserve status who are called to active  military  service after the origination of their mortgage  loans.  The military  operations by the United States in Iraq and  Afghanistan  has caused an increase in the number of citizens in active  military  duty,  including  those  citizens  previously in reserve  status.  Under the Relief Act the interest rate applicable  to a  mortgage  loan for which  the  related  mortgagor  is called to active  military  service  will be  reduced  from the percentage  stated in the related mortgage note to 6.00%.  This interest rate reduction and any reduction  provided under similar state or local laws will  result in an interest  shortfall  because  neither the master  servicer  nor the related  servicer  will be able to collect the amount of interest which  otherwise  would be payable with respect to such mortgage loan if the Relief Act or similar state law was not  applicable  thereto.  This  shortfall  will not be paid by the  mortgagor  on future due dates or  advanced  by the master servicer or the related  servicer  and,  therefore,  will reduce the amount  available  to pay  interest to the  certificateholders  on subsequent  distribution  dates.  We do not know how many  mortgage  loans in the  mortgage  pool have been or may be  affected  by the application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single family loan during the  mortgagor’s  period of active duty status, and, under some  circumstances,  during an additional three month period thereafter.  Thus, in the event that the Relief Act or similar legislation  or  regulations  applies to any mortgage  loan which goes into  default,  there may be delays in payment and losses on the certificates  in connection  therewith.  Any other  interest  shortfalls,  deferrals or  forgiveness  of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates.

Hurricane Katrina, Hurricane Rita and Hurricane Wilma May Adversely Affect the Mortgage Loans

         Hurricane  Katrina struck  Louisiana,  Mississippi,  Alabama and surrounding  areas on August 29, 2005,  Hurricane Rita struck
Texas and Louisiana and surrounding  areas on September 23, 2005 and Hurricane  Wilma struck Florida and  surrounding  areas on October
24, 2005.  Damage from these  hurricanes  was extensive as a result of high winds,  tornados,  and flooding as a result of storm surge, broken  levees and  torrential  rainfall.  An unknown  number of the mortgage  loans may be located in counties or parishes  which were affected by these hurricanes.  The sponsor will make a representation  and warranty that mortgaged  property is free of material damage and waste.  In the event that a  mortgaged  property  is  materially  damaged as of the closing  date and such  damage  materially  and adversely  affects the value or the interests of the  certificateholders  in the related mortgage loan, the sponsor will be required to repurchase the related mortgage loan from the trust.  Damage to mortgaged  properties as a result of Hurricane Katrina,  Hurricane Rita and Hurricane Wilma may or may not be covered by the related hazard insurance  policies.  As of the cut-off date,  approximately  2.31%
of the  mortgage  loans are located in the state of Texas.  As of the  cut-off  date,  approximately  0.16% of the  mortgage  loans are located in the state of  Louisiana.  As of the cut-off  date,  approximately  12.51% of the mortgage  loans are located in the state of
Florida.

         No  assurance  can be  given  as to the  effect  of  Hurricane  Katrina,  Hurricane  Rita or  Hurricane  Wilma  on the rate of delinquencies  and losses on the mortgage  loans  secured by mortgaged  properties  that were or may be affected by these  events.  Any adverse impact as a result of these events may be borne by the holders of the related  certificates,  particularly if the sponsor fails to repurchase any mortgage loan that breaches this  representation  and warranty.  In addition,  even if the mortgaged property is free of material damage,  property values in these states may be adversely  affected by these  hurricanes.  Also, even if a property is free of  material  damage,  receding  floodwaters  may leave the  property  uninhabitable  for some period of time or  adversely  affect the borrower's  ability to return to the related  property,  or the related borrower may have no desire to return to the related  property.
Mortgagors in areas  affected by these  hurricanes may also be affected by any decline in the economic  environment.  Any losses on the affected mortgage loans may result in losses on the offered certificates.

         With respect to mortgage loans affected by Hurricane  Katrina,  if the mortgaged  property is located in public and individual assistance  counties  as  designated  by FEMA (as set forth on its  website  www.fema.gov),  EMC ceased  charging  late fees and credit reporting  activity for  mortgagors in certain  counties until May 1, 2006,  and if reasonably  prudent,  extend such period as long as necessary.  In addition,  EMC suspend  foreclosure  and bankruptcy  activity  relating to such mortgage loans until May 1, 2006, and if reasonably prudent, extend such period as long as necessary.

                                                           THE MORTGAGE POOL

General

         References  to  percentages  of the  mortgage  loans unless  otherwise  noted are  calculated  based on the  aggregate  unpaid principal balance of the mortgage loans as of the Cut-off Date.

         All of the  mortgage  loans will be acquired by the  Depositor  on the date of issuance of the Offered  Certificates  from the
Sponsor,  an affiliate of the Depositor and the  underwriter,  pursuant to the Mortgage Loan Purchase  Agreement.  The Sponsor acquired the  mortgage  loans  directly in privately  negotiated  transactions.  See  “Mortgage  Loan  Origination-General”  in this  prospectus supplement.

         We have provided below and in Schedule A to this prospectus  supplement  information with respect to the conventional mortgage loans that we expect to include in the pool of mortgage  loans in the trust fund as of the Closing  Date.  Prior to the closing date of
June 30, 2006, we may remove  mortgage loans from the mortgage pool and we may  substitute  other mortgage loans for the mortgage loans we remove.  The  Depositor  believes  that the  information  set forth in this  prospectus  supplement  will be  representative  of the characteristics  of the  mortgage  pool as it will be  constituted  at the time the  Certificates  are  issued,  although  the range of mortgage  rates and  maturities and other  characteristics  of the mortgage  loans may vary. The actual  mortgage loans included in the trust fund as of the Closing Date may vary from the mortgage  loans as described in this  prospectus  supplement by up to plus or minus
5% as to any material  characteristics  described herein. If, as of the Closing Date, any material pool characteristic differs by 5% or more from the description in this  prospectus  supplement,  revised  disclosure will be provided either in a supplement or in a Current
Report on Form 8-K.

         The mortgage pool will initially  consist of 17,979 first lien  adjustable-rate  mortgage loans secured by one- to four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$5,187,044,367.  The mortgage loans have original terms to maturity of not greater than 30 years.

         The mortgage  loans will be selected for  inclusion in the mortgage  pool based on rating  agency  criteria,  compliance  with representations and warranties,  and conformity to criteria relating to the  characterization of securities for tax, ERISA, SMMEA, Form
S-3 eligibility and other legal purposes.

         The mortgage  pool has been divided into three  primary loan groups,  designated as Loan Group I, Loan Group II and Loan Group
III. The mortgage  loans in Loan Group I, Loan Group II and Loan Group III are  referred to herein as the group I mortgage  loans,  the group II mortgage  loans and the group III mortgage  loans,  respectively.  Loan Group I has been further  divided into three  sub-loan groups,  designated as Sub-Loan  Group I-1,  Sub-Loan  Group I-2 and Sub-Loan  Group I-3.  Loan Group II has been further  divided into three  sub-loan  groups,  designated  as Sub-Loan  Group II-1,  Sub-Loan  Group II-2 and Sub-Loan  Group II-3.  Loan Group III has been further  divided into three sub-loan  groups,  designated as Sub-Loan Group III-1,  Sub-Loan Group III-2 and Sub-Loan Group III-3.  The
mortgage  loans in Sub-Loan Group I-1,  Sub-Loan  Group I-2 and Sub-Loan  Group I-3 are designated as the sub-loan group I-1,  sub-loan group I-2 and sub-loan group I-3 mortgage  loans,  respectively.  The mortgage  loans in Sub-Loan  Group II-1,  Sub-Loan Group II-2 and
Sub-Loan  Group II-3 are  designated  as the  sub-loan  group  II-1,  sub-loan  group II-2 and  sub-loan  group  II-3  mortgage  loans, respectively.  Sub-Loan  Group  III-1,  Sub-Loan  Group III-2 and Sub-Loan  Group III-3 are  designated  as the  sub-loan  group III-1, sub-loan  group III-2 and  sub-loan  group III-3  mortgage  loans,  respectively.  The  mortgage  pool and the  characteristics  of the mortgage loans consisting of each Loan Group are more fully described below and in Schedule A to this prospectus supplement.

         Some of the group I mortgage  loans were  acquired  through  the  exercise  of the  optional  termination  provisions  of five securitizations,  referred  to herein as the called  loans.  These  mortgage  loans were  included  in the  Structured  Asset  Mortgage
Investments Trust 2000-1,  Mortgage  Pass-Through  Certificates,  Series 2000-1, Bear Stearns ARM Trust 2002-5,  Mortgage  Pass-Through
Certificates,  Series 2002-5, Bear Stearns ARM Trust 2002-10,  Mortgage  Pass-Through  Certificates,  Series 2002-10,  Bear Stearns ARM
Trust  2002-11,  Mortgage  Pass-Through  Certificates,  Series 2002-11 and the Bear Stearns Alt-A Trust 2002-2,  Mortgage  Pass-Through
Certificates,  Series  2002-2  transactions.  These  mortgage  loans were sold to the  Sponsor  by the  respective  trustees  for these transactions,  pursuant to the  optional  termination  provisions  contained  in the related  pooling and  servicing  agreements.  Such provisions  allowed the related  seller  thereunder  or its  designee to  repurchase  the  remaining  mortgage  loans and REO  property contained in the related mortgage trusts once the outstanding  principal  balance of such mortgage loans and REO property was less than a certain  percentage of the related  original  principal  balance of such  mortgage  loans on the related  cut-off  date.  The related servicers of these  mortgage  loans will continue to service such mortgage  loans in accordance  with the servicing  agreements for the related securitization.

         Loan Group I will consist of 9,701 first lien  adjustable-rate  mortgage loans secured by one- to  four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $2,642,014,591, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group I-1 will consist of 1,987 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $959,624,911, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group I-2 will consist of 5,172 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences
and  individual   condominium  units,  having  an  aggregate  unpaid  principal  balance  as  of  the  Cut-off  Date  of  approximately
$1,000,382,723,  after  application  of scheduled  payments due on or before the Cut-off Date whether or not  received.  The  principal balance of each mortgage loan in Sub-Loan Group I-2 will not exceed the limits  established  by Freddie Mac in connection  with Freddie
Mac's mortgage loan purchase program.

         Sub-Loan Group I-3 will consist of 2,542 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $682,006,957, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Loan Group II will consist of 4,926 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $1,387,540,063, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group II-1 will consist of 287 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $77,369,635, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan  Group  II-2 will  consist  of 2,641  first  lien  adjustable-rate  mortgage  loans  secured  by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$616,553,064,  after  application  of  scheduled  payments due on or before the Cut-off Date  whether or not  received.  The  principal balance of each mortgage loan in Sub-Loan Group II-2 will not exceed the limits  established by Freddie Mac in connection  with Freddie
Mac’s mortgage loan purchase program.

         Sub-Loan  Group  II-3 will  consist  of 1,998  first  lien  adjustable-rate  mortgage  loans  secured  by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$693,617,364, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Loan Group III will consist of 3,352 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $1,157,489,713, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         Sub-Loan Group III-1 will consist of 638 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $155,372,731, after  application  of scheduled  payments due on or before the Cut-off Date whether or not  received.  The  principal  balance of each mortgage loan in Sub-Loan Group III-1 will not exceed the limits  established by Freddie Mac in connection  with Freddie Mac’s mortgage loan purchase program.

         Sub-Loan  Group  III-2 will  consist  of 1,782  first  lien  adjustable-rate  mortgage  loans  secured by one- to  four-family residences and individual  condominium  units,  having an aggregate  unpaid  principal  balance as of the Cut-off Date of approximately
$413,494,551,  after  application  of  scheduled  payments due on or before the Cut-off Date  whether or not  received.  The  principal balance of each  mortgage  loan in  Sub-Loan  Group III-2 will not exceed the limits  established  by Freddie  Mac in  connection  with
Freddie Mac’s mortgage loan purchase program.

         Sub-Loan Group III-3 will consist of 932 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units,  having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $588,622,431, after application of scheduled payments due on or before the Cut-off Date whether or not received.

         The mortgage loans are being serviced as described  below under “The Master  Servicer and the  Servicers.”  The mortgage loans were originated in accordance with the guidelines  described in “Mortgage Loan  Origination”  below.  The following  paragraphs and the tables set forth in Schedule A set forth additional information with respect to the mortgage pool.(1)

         All of the mortgage loans are adjustable  rate mortgage loans.  After an initial  fixed-rate  period,  the interest rate borne by the  mortgage  loans  will be  adjusted  based on various  indices.  The  mortgage  loans will be  adjusted  semi-annually  based on
Six-Month LIBOR or annually based on One-Year LIBOR or One-Year Treasury,  each referred to herein as an Index,  computed in accordance with the related  note,  plus (or minus) the related  gross margin,  generally  subject to rounding and to certain  other  limitations, including  generally a maximum  lifetime  mortgage  rate and in certain cases a minimum  lifetime  mortgage rate and in certain cases a maximum upward or downward adjustment on each interest adjustment date.

         For any mortgage  loan,  the  Loan-to-Value  Ratio is the principal  balance at  origination  divided by the lesser of (i) the sales price and (ii) the original  appraised  value of the related  mortgaged  property,  except in the case of a  refinanced  mortgage loan,  in which case the  appraised  value is used.  The mortgage  loans with  Loan-to-Value  Ratios at  origination  exceeding 80% are covered by  Primary  Insurance  Policies  (as  defined in the  prospectus),  except in the case of  approximately  0.13% of the group I mortgage loans. See  “Description of Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims  Thereunder-Primary  Mortgage  Insurance
Policies” in the prospectus.

         All of the mortgage  loans that are not assumable  have  scheduled  monthly  payments due on the Due Date.  Each such mortgage loan will contain a customary “due-on-sale” clause.

         The following table describes the delinquency history of the called loans:

                           No.  of                Current Stated                      Percent   of  Group
                        Mortgage Loans          Principal  Balance ($)              I   Mortgage Loans (%)
Call Loans
0 x 30(1)                    345                  104,098,744.89                          3.94
1 x 30(2)                     4                    1,056,608.28                           0.04
3 x 30(3)                     2                     435,002.95                            0.02
1 x 60(4)                     1                     499,807.08                            0.02
TOTAL                        352                  106,090,163.20                          4.02

     (1)Loans not reported delinquent more than 30 days in the last 12 months
     (2)Loans reported delinquent more than 30 days once over the last 12 months
     (3)Loans reported delinquent more than 30 days three over the last 12 months
     (4)Loans reported delinquent more than 60 days once over the last 12 months

Billing and Payment Procedures

         The  majority  of the  mortgage  loans  require  monthly  payments to be made no later than either the 1st or 15th day of each month, with a grace period.  The applicable  servicer sends monthly billing  statements to borrowers that are  automatically  generated after  payments  are  received.  If no  payment  is  received  by the day that the late  charge is  assessed,  a billing  statement  is automatically  generated.  Borrowers may elect for monthly  payments to be deducted  automatically  from deposit  accounts and may make payments by various means,  including online  transfers and phone payment,  although an additional fee may be charged for these payment methods.

Prepayment Charges on the Mortgage Loans

         Approximately 38.71%,  48.21%,  47.99%, 29.04%, 41.66%, 39.79%, 23.67%, 38.05% and 40.84%, of the sub-loan group I-1, sub-loan group I-2,  sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group
III-2 and  sub-loan  group III-3  mortgage  loans,  respectively,  provide  for  payment by the  mortgagor  of a  prepayment  charge in connection  with  some  prepayments.  The  amount of the  prepayment  charge is as  provided  in the  related  mortgage  note,  and the prepayment  charge will  generally  apply if, in any  twelve-month  period during the first year,  first three years or other period as provided in the related  mortgage note from the date of origination of the mortgage  loan,  the mortgagor  prepays an aggregate  amount exceeding 20% of the original  principal  balance of the mortgage  loan or another  amount  permitted by applicable  law. The amount of the prepayment  charge will, for the majority of the mortgage loans, be equal to 6 months’ advance interest  calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original  principal  balance of the mortgage  loan,  but it may be a lesser or greater  amount as provided in the related  mortgage  note. A prepayment  charge may not apply with respect to a sale of the related mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

         The holders of the Class XP  Certificates  will be entitled to all the  prepayment  charges  received on the related  mortgage loans to the extent such  prepayment  charges are not  retained by the  related  servicer in  accordance  with the terms of the related servicing  agreement.  No  prepayment  charges will be available for  distribution  on any other  classes of  Certificates.  The Master
Servicer shall not waive (or permit a servicer to waive) any prepayment charge unless: (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors’ rights generally, (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency has  threatened  legal  action if the  prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated  in connection  with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar mortgage loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such prepayment  charge and the related  mortgage loan.  Accordingly,  there can be no assurance  that the prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

         Certain  prepayment  charges  are  classified  as “hard”  prepayment  charges,  meaning  that the  mortgagor  has to cover the prepayment  charge  regardless of the reason for  prepayment,  while others are classified as “soft,” meaning that the mortgagor has to cover the prepayment  charge unless the mortgagor has conveyed the related  mortgaged  property to a third-party.  The sponsor does not have information with respect to the percentage of each type of prepayment charge included in the pool of mortgage loans.

Special Characteristics of the Mortgage Loans

         Interest Only Loans.  Approximately  84.21%,  85.39%,  87.32%,  79.36%,  89.86%,  91.30%,  85.90%,  91.40% and 91.06%,  of the
sub-loan group I-1,  sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will require  payments of interest only for the initial period set forth in the related mortgage note.

         Assumable  Mortgage  Loans.  Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48%,  of the sub-loan group I-1, sub-loan  group  I-2,  sub-loan  group I-3,  sub-loan  group  II-1,  sub-loan  group  II-2 and  sub-loan  group  II-3  mortgage  loans, respectively,  are  assumable in  accordance  with the terms of the related  mortgage  note.  See “Yield on the  Certificates”  in this prospectus supplement and “Maturity and Prepayment Considerations” in the prospectus.

         Lender-Paid  PMI Loans.  1.17%,  1.01%,  0.02%,  11.33%,  2.94% and 0.45%,  of the sub-loan  group I-1,  sub-loan  group II-1, sub-loan group II-3, sub-loan group III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  are covered by a lender-paid primary mortgage insurance policy.

Indices on the Mortgage Loans

         Six-Month LIBOR.  Approximately 74.60%,  98.15%,  70.06%,  62.05%,  76.38%,  83.92%, 14.08%, 17.42% and 9.86%, of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will adjust semiannually based on Six-Month LIBOR.
Six-Month  LIBOR  will be a per annum rate equal to the  average of  interbank  offered  rates for  six-month  U.S.  dollar-denominated deposits in the London  market  based on  quotations  of major banks as  published  in The Wall  Street  Journal and are most  recently available as of the time specified in the related mortgage note.

         The following does not purport to be  representative  of future levels of Six-Month LIBOR. No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan with an Index of Six-Month LIBOR.

                                                                   Six-Month LIBOR

Date                                    2001            2002         2003        2004        2005         2006
January 1.....................          6.20%           2.03%        1.38%       1.22%       2.78%        4.71%
February 1....................          5.26            2.08         1.35        1.21        2.97         4.82
March 1.......................          4.91            2.04         1.34        1.17        3.19         5.26
April 1.......................          4.71            2.36         1.23        1.16        3.39         5.14
May 1.........................          4.30            2.12         1.29        1.38        3.41         5.22
June 1........................          3.98            2.08         1.21        1.60        3.54
July 1........................          3.91            1.95         1.12        1.89        3.73
August 1......................          3.69            1.87         1.21        1.99        3.95
September 1...................          3.45            1.80         1.20        1.98        4.00
October 1.....................          2.52            1.71         1.14        2.20        4.27
November 1....................          2.15            1.60         1.23        2.32        4.47
December 1....................          2.03            1.47         1.27        2.63        4.63

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         One-Year LIBOR.  Approximately  21.16%,  1.85%, 29.92%,  37.95%,  23.62%,  16.08%,  85.21%, 82.21% and 90.09%, of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  and all of the sub-loan group III-2 mortgage loans and sub-loan group III-3 mortgage loans,  will adjust  annually based on One-Year LIBOR.  One-Year LIBOR will be a per annum rate equal to the average of interbank  offered  rates for one-year U.S.  dollar-denominated  deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently  available as of the time  specified in the related  mortgage note.

         The following does not purport to be  representative  of future levels of One-Year  LIBOR. No assurance can be given as to the level of One-Year LIBOR on any adjustment date or during the life of any mortgage loan with an Index of One-Year LIBOR.

                                                                    One-Year LIBOR

Date                                   2001          2002          2003         2004         2005          2006
January 1.....................         5.17%         2.49%         1.45%        1.48%        3.10%         4.85%
February 1....................         4.88          2.43          1.38         1.37         2.98          5.15
March 1.......................         4.67          3.00          1.28         1.34         2.55          5.38
April 1.......................         4.44          2.63          1.36         1.81         3.81          5.29
May 1.........................         4.24          2.59          1.21         2.08         3.78          5.38
June 1........................         4.18          2.28          1.19         2.11         3.76
July 1........................         3.82          2.09          1.16         2.38         3.90
August 1......................         3.56          1.90          1.44         2.30         4.22
September 1...................         2.64          1.73          1.45         2.46         4.13
October 1.....................         2.27          1.64          1.24         2.49         4.68
November 1....................         2.39          1.73          1.48         2.54         4.74
December 1....................         2.44          1.45          1.60         2.96         4.82

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         One-Year U.S.  Treasury.  Approximately  4.24%,  0.02%,  0.71%, 0.37% and 0.05%, of the sub-loan group I-1 sub-loan group I-3, sub-loan group III-1, sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  will be based on the weekly average yield on U.S. Treasury  securities  adjusted to a constant maturity of one year, or One-Year U.S. Treasury,  as reported by the Federal
Reserve Board in  statistical  Release No.  H.15(519),  or the Release,  as most  recently  available as of the date  forty-five  days, thirty-five  days or thirty days prior to the  adjustment  date or on the  adjustment  date as published in the place  specified in the related  mortgage  note and as made  available  as of the date  specified  in the related  mortgage  note.  In the event that the Index specified in a mortgage note is no longer  available,  an index that is based on comparable  information will be selected by the Master
Servicer, to the extent that it is permissible under the terms of the related mortgage note and mortgage.

                                                        STATIC POOL INFORMATION

         The depositor will provide static pool information,  material to this offering,  with respect to the experience of the sponsor in  securitizing  asset pools of the same type and, with respect to loan group III, with respect to the  experience of  Countrywide  in securitizing  asset pools of the same type at  http://www.bearstearns.com/transactions/sami_ii/balta2006-4/index.html.  With respect to the Countrywide  information  provided therein,  investors are directed to: Issue Year Filter/As  Applicable,  Payment Type Filter/ARM,
NegAm Flag Filter/NO and AltDeal Flag Filter/YES.

         Information  provided through the internet address above will not be deemed to be a part of this prospectus  supplement or the registration  statement for the securities  offered hereby if it relates to any prior  securities pool formed before January 1, 2006 or vintage data related to periods  before  January 1, 2006,  or with respect to the mortgage pool (if  applicable)  for any period before
January 1, 2006.

                                                          THE ISSUING ENTITY

         Bear  Stearns  ALT-A  Trust  2006-4 is a common  law trust  formed  under  the laws of the State of New York  pursuant  to the
Agreement.  The Agreement  constitutes the “governing  instrument”  under the laws of the State of New York. After its formation,  Bear
Stearns  ALT-A Trust  2006-4 will not engage in any activity  other than (i)  acquiring  and holding the  mortgage  loans and the other assets of the trust and  proceeds  therefrom,  (ii)  issuing the  certificates,  (iii)  making  payments on the  certificates  and (iv)
engaging in other  activities  that are  necessary,  suitable or convenient to accomplish  the foregoing or are  incidental  thereto or connected  therewith.  The foregoing  restrictions are contained in the Agreement.  For a description of other  provisions  relating to amending the Pooling and Servicing Agreement, please see “The Agreements- Amendment” in the prospectus.

         The assets of Bear Stearns ALT-A Trust 2006-4 will consist of the mortgage loans and certain related assets.

         Bear Stearns ALT-A Trust 2006-4’s fiscal year end is December 31.

                                                             THE DEPOSITOR

         Structured  Asset Mortgage  Investments II Inc.,  referred to herein as the Depositor,  was formed in the state of Delaware on
June 10, 2003,  and is a  wholly-owned  subsidiary of The Bear Stearns  Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary  mortgage market conduit.  The Depositor does not have, nor is it expected in the future to have, any significant assets.

         The Depositor has been serving as a private  secondary  mortgage market conduit for residential  mortgage loans since 2003. As of December  31,  2005,  the  Depositor  has been  involved in the  issuance of  securities  backed by  residential  mortgage  loans of approximately  $94,502,237,657.  In  conjunction  with the Sponsor’s  acquisition of the mortgage  loans,  the Depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

         After issuance and registration of the securities  contemplated in this prospectus  supplement and any supplement  hereto, the
Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

         The  Depositor’s  principal  executive  offices are located at 383 Madison  Avenue,  New York,  New York 10179.  Its telephone number is (212) 272-2000.

                                                              THE SPONSOR

         The sponsor,  EMC Mortgage  Corporation,  referred to herein as EMC or the Sponsor,  was incorporated in the State of Delaware on September  26, 1990,  as a wholly owned  subsidiary  corporation  of The Bear  Stearns  Companies  Inc.,  and is an affiliate of the
Depositor and the  Underwriter.  The Sponsor was established as a mortgage  banking company to facilitate the purchase and servicing of whole loan portfolios  containing various levels of quality from “investment  quality” to varying degrees of  “non-investment  quality”
up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains its principal office at 2780 Lake Vista Drive,  Lewisville,  Texas 75067. Its telephone number is (214)
626-3800.

         Since its inception in 1990,  the sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights, which include the purchase of newly  originated  alternative  A, jumbo (prime) and sub-prime  loans.  Loans are purchased on a bulk and flow basis. The Sponsor is one of the United States’ largest  purchasers of scratch and dent and sub-performing  residential  mortgages and REO from  various  institutions,  including  banks,  mortgage  companies,  thrifts  and the U.S.  government.  Loans are  generally purchased  with the ultimate  strategy of  securitization  into an array of Bear Stearns’  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first lien fixed rate and ARMs,  as well as closed end fixed rate second liens and lines of credit
(“HELOCs”).  Performing  loans  acquired by the Sponsor are subject to varying  levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit, data integrity,  appraisal valuation,  documentation,  as well as compliance with certain laws.  Performing loans  purchased  will have been  originated  pursuant  to the  Sponsor’s  underwriting  guidelines  or the  originator’s  underwriting guidelines that are acceptable to the Sponsor.

         Subsequent  to  purchase by the  Sponsor,  performing  loans are pooled  together by product  type and credit  parameters  and structured into RMBS, with the assistance of Bear Stearns’  Financial  Analytics and Structured  Transactions  Group,  for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999. The following table  describes  size,  composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

                                                         December 31,2003                                  December 31, 2004                                             October 31, 2005
           Loan Type                  Number                  Total Portfolio of Loans               Number                Total Portfolio of Loans                Number               Total Portfolio of Loans

Alt-A ARM                             12,268                   $   3,779,319,393.84                   44,821               $  11,002,497,283.49                     62,603               $  16,389,481,833.81
Alt-A Fixed                           15,907                   $   3,638,653,583.24                   11,011               $   2,478,381,379.40                     15,444               $   3,370,889,688.07
HELOC                                      -                   $                  -                    -                   $                  -                      9,309               $     509,391,438.93
Neg-Am ARM                                 -                   $                  -                    -                   $                  -                     20,804               $   7,515,084,661.26
Prime ARM                             16,279                   $   7,179,048,567.39                   30,311               $  11,852,710,960.78                     23,962               $  11,960,110,456.13
Prime Fixed                            2,388                   $   1,087,197,396.83                    1,035               $     509,991,605.86                      1,346               $     426,879,747.26
Prime Short Duration ARM               7,089                   $   2,054,140,083.91                   23,326               $   7,033,626,375.35                     12,707               $   4,687,378,638.50
Reperforming                           2,800                   $     247,101,330.36                    2,802               $     311,862,677.46                      1,610               $     143,455,015.55
Seconds                                    -                   $                  -                   14,842               $     659,832,093.32                     92,104               $   4,493,592,921.53
SubPrime                              29,303                   $   2,898,565,285.44                  102,759               $  14,578,747,677.08                     84,042               $  13,400,254,946.87
Totals                                86,034                   $  20,884,025,641.01                  230,907               $  48,427,650,052.74                    323,931               $  62,896,519,347.91

         With respect to some of the  securitizations  organized by the sponsor, a “step-down” trigger has occurred with respect to the loss and  delinquency  experience  of the mortgage  loans  included in those  securitizations,  resulting  in a  sequential  payment of principal  to the  related  offered  certificates,  from the  certificates  with the highest  credit  rating to the one with the lowest rating.  In  addition,  with  respect to one  securitization  organized by the  sponsor,  a servicing  trigger  required by the related financial  guaranty insurer has occurred;  however,  the insurer has granted  extensions  enabling the normal  servicing  activities to continue.
---------------------------------------------------------------------------------------------------------------------------------------

         The Sponsor has received a civil  investigative  demand (CID), from the Federal Trade Commission (FTC),  seeking documents and data relating to the Sponsor’s  business and servicing  practices.  The CID was issued pursuant to a December 8, 2005 resolution of the
FTC authorizing  non-public  investigations of various unnamed subprime  lenders,  loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

                                                 THE MASTER SERVICER AND THE SERVICERS

General

         Wells Fargo Bank,  National  Association,  referred to in this  prospectus  supplement as Wells Fargo or the Master  Servicer, will act as the  Master  Servicer  of the  mortgage  loans and as  securities  administrator  pursuant  to the  Pooling  and  Servicing
Agreement,  referred to herein as the Agreement,  dated as of the Cut-off Date, among the Depositor,  the Sponsor, the Master Servicer, the Securities Administrator and the Trustee.  Wells Fargo will also act as the Custodian pursuant to the Custodial Agreement.

         Primary  servicing of the mortgage loans will be provided by the Sponsor,  Countrywide  Servicing,  IndyMac Bank,  F.S.B.  and
various  other  servicers,  none of which will  service  more than 10% of the  mortgage  loans in the  aggregate  of each loan group in accordance with their respective servicing agreements which are collectively  referred to herein as the Servicing  Agreements.  Each of the Servicing  Agreements will require,  among other things,  that each Servicer  accurately and fully report its borrower credit files to credit  repositories in a timely manner.  Each of the Servicing  Agreements will be assigned to the trust pursuant to an assignment, assumption and recognition  agreements among the related mortgage loan originator,  the related  Servicer,  the Sponsor and the Trustee on behalf of the  certificateholders;  provided,  however,  that the Sponsor will retain the right to enforce the  representations  and warranties  made to it by each  Servicer  with  respect to the related  mortgage  loans.  The  Servicers  will be  responsible  for the servicing of the mortgage  loans  pursuant to the related  Servicing  Agreement,  and the Master  Servicer  will be required to monitor their  performance.  In the event of a default by a Servicer  under the  related  Servicing  Agreement,  the  Master  Servicer  will be required to enforce any remedies  against the related  Servicer and shall either find a successor  servicer or shall assume the primary servicing  obligations  for the related  mortgage loans itself.  Countrywide  Home Loans Servicing LP will service all of the Group III mortgage loans.

         The  information  set forth in the  following  paragraph  with respect to the Master  Servicer has been provided by the Master
Servicer.

The Master Servicer

         Wells  Fargo is a  national  banking  association  and a  wholly-owned  subsidiary  of Wells  Fargo & Company.  A  diversified financial  services company with  approximately  $482 billion in assets,  23 million customers and 153,000 employees as of December 31,
2005,  Wells Fargo & Company is a U.S.  bank holding  company  providing  banking,  insurance,  trust,  mortgage  and consumer  finance services  throughout the United States and  internationally.  Wells Fargo provides retail and commercial banking services and corporate trust,  custody,  securities lending,  securities transfer,  cash management,  investment  management and other financial and fiduciary services.  The  Depositor,  the Sponsor and the  servicers may maintain  banking and other  commercial  relationships  with Wells Fargo and its affiliates.  Wells Fargo maintains  principal  corporate trust offices located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045-1951  (among other locations) and its office for certificate  transfer  services is located at Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479.

         Wells Fargo acts as Master  Servicer  pursuant to the Agreement.  The Master  Servicer is responsible  for the  aggregation of monthly  servicer  reports  and  remittances  and for the  oversight  of the  performance  of the  servicers  under  the terms of their respective servicing agreements.  In particular,  the Master Servicer independently  calculates monthly loan balances based on servicer data,  compares its results to servicer  loan-level  reports and reconciles any discrepancies  with the servicers.  The Master Servicer also reviews the servicing of defaulted  loans for  compliance  with the terms of the  Agreement.  In addition,  upon the occurrence of certain Servicer events of default under the terms of any servicing  agreement,  the Master Servicer may be required to enforce certain remedies on behalf of the Trust and at the  direction of the Trustee  against such  defaulting  servicer.  Wells Fargo has been engaged in the  business  of master  servicing  since June 30,  1995.  As of March 31,  2006,  Wells  Fargo was acting as master  servicer  for approximately 1155 series of residential  mortgage-backed  securities with an aggregate  outstanding principal balance of approximately
$593,256,087,420.

         Wells Fargo serves or has served within the past two years as warehouse  master  servicer for various  mortgage loans owned by the Sponsor or an  affiliate  of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.
The terms of the warehouse  master  servicing  agreement  under which those  services are provided by Wells Fargo are customary for the mortgage-backed securitization industry.

         Wells Fargo serves or may have served  within the past two years as loan file  custodian for various  mortgage  loans owned by the Sponsor or an  affiliate  of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.
The terms of any custodial  agreement  under which those  services are provided by Wells Fargo are  customary  for the  mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

The Servicers

         EMC,  Countrywide Home Loans Servicing LP, IndyMac Bank,  F.S.B. and various other servicers,  none of which will service more than 10% of the mortgage  loans in the  aggregate of either loan group I or loan group II, will service the related  mortgage  loans in accordance  with their  respective  Servicing  Agreements,  which will be assigned to the trust on the Closing Date.  Countrywide  Home
Loans  Servicing LP will service all of the group III mortgage  loans in accordance  with the terms of its servicing  agreement,  which will be assigned to the trust on the Closing Date.

EMC  Mortgage Corporation

         For a further  description  of EMC,  please see “The  Sponsor” in this  prospectus  supplement.  EMC will service the mortgage loans in  accordance  with the  description  of the  applicable  servicing  procedures  contained  in this  section  of the  prospectus supplement.  EMC has been  servicing  residential  mortgage  loans  since  1990.  From year end 2004 to year end 2005  EMC’s  servicing portfolio grew by 113%.

         The  principal  business of EMC since  inception  has been  specializing  in the  acquisition,  securitization,  servicing and disposition of mortgage loans.  EMC’s servicing portfolio consists primarily of two categories:

              o   “performing  loans,” or performing  investment  quality loans serviced for EMC’s own account or the account of Fannie
                  Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

              o   “non-performing  loans,” or  non-investment  grade,  sub-performing  loans,  non-performing  loans and REO properties serviced  for EMC’s own  account  and for the account of  investors  in  securitized  performing  and  non-performing collateral transactions.

         As of October 31, 2005,  EMC was acting as servicer for  approximately  213 series of residential  mortgage-backed  securities and other mortgage loans with an aggregate outstanding principal balance of approximately $55.6 billion.

         The following table describes size,  composition and growth of EMC’s total  residential  mortgage loan servicing  portfolio as of the dates indicated.

                                                                                   As of DecemberAs1of2December 31, 2004                                                  As of October 31,2005
-------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------ ----------------------------------------------------------------------
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
         Loan Type           No. of Loans       Dollar Amount          Percent       Percent by     No. of Loans       Dollar Amount       Percent by No.     Percent by    No. of Loans       Dollar Amount         Percent by      Percent by
                                                                       by No.
                                                                         of                                                                      of
                                                                        Loans      Dollar Amount                                                Loans       Dollar Amount                                           No. of Loans   Dollar Amount
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
---------------------------- -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
Alt-A Arm.........             2,439          $653,967,869                  1.40%           4.75%          19,498          $4,427,820,708            7.96%          15.94%         50,528         $11,821,548,094          11.65%          21.25%
Alt-A Fixed.......            19,396        $3,651,416,057                 11.14%          26.51%          25,539          $4,578,725,473           10.43%          16.48%         34,038          $6,268,800,717           7.85%          11.27%
Prime Arm.........             7,978          $868,798,347                  4.58%           6.31%           8,311          $1,045,610,015            3.39%           3.76%          8,910          $1,267,784,249           2.05%           2.28%
Prime Fixed.......            16,377        $1,601,411,491                  9.40%          11.63%          14,560          $1,573,271,574            5.95%           5.66%         16,929          $2,343,126,437           3.90%           4.21%
Seconds...........            25,290          $690,059,169                 14.52%           5.01%          39,486          $1,381,961,155           16.13%           4.98%        136,562          $6,239,175,080          31.48%          11.21%
Subprime..........            76,166        $5,058,932,126                 43.73%          36.73%         114,436         $13,706,363,250           46.74%          49.34%        138,609         $19,037,928,201          31.95%          34.22%
Other.............            26,523        $1,249,014,373                 15.23%           9.07%          23,010          $1,063,682,459            9.40%           3.83%         48,256          $8,655,251,712          11.12%          15.56%
                             -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
                             -------------- ----------------------- -------------- --------------- --------------- ----------------------- ---------------- --------------- -------------- ----------------------- --------------- ---------------
Total.............           174,169        $13,773,599,432               100.00%         100.00%         244,840         $27,777,434,635          100.00%         100.00%        433,832         $55,633,614,489         100.00%         100.00%

Countrywide Home Loans Servicing LP

         The  principal  executive  offices of  Countrywide  Home Loans  Servicing  LP  (“Countrywide  Servicing”)  are located at 7105
Corporate Drive, Plano, Texas 75024.  Countrywide  Servicing is a Texas limited partnership  directly owned by Countrywide GP, Inc. and
Countrywide LP, Inc., each a Nevada  corporation and a direct wholly owned subsidiary of Countrywide  Home Loans.  Countrywide GP, Inc.
owns a 0.1% interest in Countrywide  Servicing and is the general  partner.  Countrywide  LP, Inc. owns a 99.9% interest in Countrywide
Servicing and is a limited partner.

         Countrywide  Home  Loans  established  Countrywide  Servicing  in  February  2000 to  service  mortgage  loans  originated  by
Countrywide  Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February,  2001,  Countrywide
Home Loans  transferred to  Countrywide  Servicing all of its rights and  obligations  relating to mortgage loans serviced on behalf of
Freddie Mac and Fannie Mae,  respectively.  In October 2001,  Countrywide  Home Loans  transferred to Countrywide  Servicing all of its rights and obligations  relating to the bulk of its non-agency loan servicing  portfolio (other than the servicing of home equity lines of credit),  including with respect to those mortgage loans (other than home equity lines of credit)  formerly  serviced by Countrywide
Home Loans and  securitized  by certain of its  affiliates.  While  Countrywide  Home Loans  expects to continue to directly  service a portion of its loan  portfolio,  it is expected that the servicing  rights for most newly  originated  Countrywide  Home Loans mortgage loans will be transferred to Countrywide  Servicing upon sale or  securitization of the related mortgage loans.  Countrywide  Servicing is engaged in the business of servicing  mortgage loans and will not originate or acquire  loans,  an activity that will continue to be performed by Countrywide  Home Loans. In addition to acquiring  mortgage  servicing  rights from Countrywide Home Loans, it is expected that  Countrywide  Servicing  will service  mortgage  loans for  non-Countrywide  Home Loans  affiliated  parties as well as subservice mortgage loans on behalf of other master servicers.

         In connection with the  establishment of Countrywide  Servicing,  certain employees of Countrywide Home Loans became employees of Countrywide  Servicing.  Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

         Countrywide  Servicing  is an approved  mortgage  loan  servicer for Fannie Mae,  Freddie  Mac,  Ginnie Mae, HUD and VA and is
licensed to service  mortgage  loans in each state  where a license is  required.  Its loan  servicing  activities  are  guaranteed  by
Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

Countrywide Home Loans

         Countrywide Home Loans is a New York corporation and a direct wholly owned  subsidiary of Countrywide  Financial  Corporation, a Delaware corporation  (“Countrywide  Financial”).  The principal executive offices of Countrywide Home Loans are located at 4500 Park
Granada,  Calabasas,  California 91302.  Countrywide Home Loans is engaged  primarily in the mortgage banking business,  and as part of that business,  originates,  purchases,  sells and services mortgage loans.  Countrywide Home Loans originates mortgage loans through a retail branch system and through  mortgage loan brokers and  correspondents  nationwide.  Mortgage loans originated by Countrywide Home
Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

         Except as otherwise  indicated,  reference in the remainder of this prospectus  supplement to “Countrywide  Home Loans” should be read to include Countrywide Home Loans and its consolidated  subsidiaries,  including Countrywide Servicing.  Countrywide Home Loans services  substantially  all of the mortgage  loans it originates  or acquires.  In addition,  Countrywide  Home Loans has purchased in bulk the rights to service  mortgage loans  originated by other lenders.  Countrywide  Home Loans has in the past and may in the future sell to mortgage  bankers and other  institutions  a portion of its  portfolio  of loan  servicing  rights.  As of December  31,  2002,
December 31, 2003,  December 31, 2004,  December 31, 2005 and March 31, 2006,  Countrywide  Home Loans provided  servicing for mortgage loans with an aggregate principal balance of approximately  $452.405 billion,  $644.855 billion,  $838.322 billion,  $1,111.090 billion and  $1,152.651 billion, respectively, substantially all of which were being serviced for unaffiliated persons.

Mortgage Loan Production

         The following table sets forth, by number and dollar amount of mortgage loans,  Countrywide Home Loans’  residential  mortgage loan production for the periods indicated.

                                                                                            Consolidated Mortgage Loan Production
                                                                                                                            Years Ended
                                                                                            ----------------------------------------------------------------------------  Three Months
                                                                                                                                                                         Ended March 31,
                                                                            Ten Months
                                                          Year Ended           Ended
                                                         February 28,      December 31,                                   December 31,
                                                            2001               2001              2002              2003                2004                  2005                 2006
                                                                                              (Dollars in millions, except average loan amount)
Conventional Conforming Loans
  Number of Loans......................................      240,608             504,975           999,448          1,517,743           846,395             809,630              164,665
  Volume of Loans....................................$.       34,434     $        76,432   $       150,110    $       235,868   $       138,845     $       167,675     $         32,068
     Percent of Total Dollar Volume....................       50.0%               61.7%             59.6%              54.2%             38.2%                34.1%                31.0%
Conventional Non-conforming Loans
  Number of Loans......................................       86,600             137,593           277,626            554,571           509,711             826,178              155,746
  Volume of Loans....................................$.       11,394     $        22,209   $        61,627    $       136,664   $       140,580     $       225,217     $         48,204
     Percent of Total Dollar Volume....................       16.5%               17.9%             24.5%              31.4%             38.7%               45.9%                 46.6%
FHA/VA Loans
  Number of Loans......................................      118,673             118,734           157,626            196,063           105,562              80,528               20,487
  Volume of Loans....................................$.       13,075     $        14,109   $        19,093    $        24,402   $        13,247     $        10,712     $          2,878
     Percent of Total Dollar Volume....................       18.9%               11.4%              7.6%               5.6%              3.6%                 2.2%                2.8%
Prime Home Equity Loans
  Number of Loans......................................      119,045             164,503           316,049            453,817           587,046             683,887              165,076
  Volume of Loans....................................$.        4,660     $         5,639   $        11,650    $        18,103   $        30,893     $        42,706     $         11,063
     Percent of Total Dollar Volume....................        6.8%                4.5%              4.6%               4.2%              8.5%                 8.7%                   10.7%
Nonprime Mortgage Loans
  Number of Loans......................................       51,706              43,359            63,195            124,205           250,030             278,112               59,226
  Volume of Loans....................................$.        5,360     $         5,580   $         9,421    $        19,827   $        39,441     $        44,637     $          9,205
     Percent of Total Dollar Volume....................        7.8%                4.5%              3.7%               4.6%             11.0%                 9.1%                    8.9%
Total Loans
  Number of Loans......................................      616,632             969,164         1,813,944          2,846,399         2,298,744           2,678,335              565,200
  Volume of Loans....................................$.       68,923     $       123,969   $       251,901    $       434,864   $       363,006     $       490,947     $        103,418
  Average Loan Amount................................$.      112,000     $       128,000   $       139,000    $       153,000   $       158,000     $       183,000     $        183,000
  Non-Purchase Transactions(1).........................        33%                 63%               66%                72%               51%                 53%                     55%
  Adjustable-Rate Loans(1).............................        14%                 12%               14%                21%               52%                 52%                     50%

         _________
(1)  Percentage of total mortgage loan production (excluding commercial real estate loans) based on dollar volume.

Loan Servicing

         Countrywide  Servicing has established  standard policies for the servicing and collection of mortgages.  Servicing  includes, but is not limited to:

         (a)      collecting, aggregating and remitting mortgage loan payments;

         (b)      accounting for principal and interest;

         (c)      holding escrow (impound) funds for payment of taxes and insurance;

         (d)      making inspections as required of the mortgaged properties;

         (e)      preparation of tax related information in connection with the mortgage loans;

         (f)      supervision of delinquent mortgage loans;

         (g)      loss mitigation efforts;

         (h)      foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

         (i)      generally administering the mortgage loans, for which it receives servicing fees.

         Billing  statements  with respect to mortgage  loans are mailed monthly by Countrywide  Servicing.  The statement  details all debits and credits and specifies the payment due. Notice of changes in the applicable  loan rate are provided by Countrywide  Servicing to the mortgagor with these statements.

Collection Procedures

         When a mortgagor  fails to make a payment on a mortgage  loan,  Countrywide  Servicing  attempts to cause the deficiency to be cured by  corresponding  with the mortgagor.  In most cases,  deficiencies  are cured  promptly.  Pursuant to  Countrywide  Servicing’s servicing  procedures,  Countrywide  Servicing  generally mails to the mortgagor a notice of intent to foreclose after the loan becomes
61 days past due (three  payments due but not received)  and,  generally  within 59 days  thereafter,  if the loan remains  delinquent, institutes  appropriate  legal action to  foreclose  on the  mortgaged  property.  Foreclosure  proceedings  may be  terminated  if the delinquency is cured.  Mortgage loans to borrowers in bankruptcy  proceedings  may be  restructured  in accordance  with law and with a view to maximizing recovery of the loans, including any deficiencies.

         Once foreclosure is initiated by Countrywide  Servicing,  a foreclosure tracking system is used to monitor the progress of the proceedings.  The system  includes state specific  parameters to monitor  whether  proceedings  are  progressing  within the time frame typical for the state in which the mortgaged property is located. During the foreclosure  proceeding,  Countrywide Servicing determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

         If  foreclosed,  the  mortgaged  property is sold at a public or private sale and may be purchased by  Countrywide  Servicing.
After foreclosure,  Countrywide  Servicing may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

Servicing and  charge-off  policies and collection  practices  with respect to mortgage loans may change over time in accordance  with, among other things, Countrywide Servicing’s business judgment, changes in the servicing portfolio and applicable laws and regulations.

Static Pool Data

         Certain static pool data with respect to the delinquency, cumulative loss and prepayment data for Countrywide Home Loans is available online at: http://www.countrywidedealsdata.com/?CWDD=01200606.

                                                       MORTGAGE LOAN ORIGINATION

General

         Approximately  63.95%,  91.80%,  67.34%,  61.18%,  76.70% and 78.94% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  were  originated by EMC.
Approximately  20.87%, of the sub-loan group I-1 mortgage loans were originated by Countrywide Home Loans, Inc.  Approximately  25.41%,
7.34%,  11.11% and 8.13% of the sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans, respectively,  were  originated by IndyMac Bank,  F.S.B.  The remainder of the group I mortgage  loans and the group II mortgage  loans were  originated by various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate of either loan group I or loan group II.  All of the group III mortgage loans were originated by Countrywide Home Loans, Inc.

EMC

         Approximately  58.98% of the mortgage loans in the aggregate  have been acquired by the Sponsor from various  sellers and were originated generally in accordance with the following underwriting guidelines established by the Sponsor.

         Bear Stearns Residential  Mortgage  Corporation,  an affiliate of the Sponsor,  the Depositor and the Underwriter,  originated approximately  3.32%,  4.18%, 5.26%, 6.13%, 6.20% and 6.54% of the sub-loan group I-1, sub-loan group I-2, sub-loan group I-3, sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage loans,  respectively,  and approximately  3.81% of the mortgage loans in the aggregate by aggregate  principal  balance as of the Cut-Off Date.  Subsequently,  these mortgage loans were  transferred to the
Sponsor.

EMC Underwriting Guidelines

         The  following is a description  of the  underwriting  policies  customarily  employed by EMC with respect to the  residential mortgage loans that EMC originated  during the period of origination of the mortgage  loans.  EMC has represented to the depositor that the mortgage loans were originated generally in accordance with such policies.

         The mortgage loans originated by EMC, or EMC mortgage loans, are  “conventional  non-conforming  mortgage loans” (i.e.,  loans that are not insured by the Federal Housing Authority,  or FHA, or partially guaranteed by the Veterans  Administration or which do not qualify for sale to Fannie Mae or Freddie  Mac) and are  secured by first liens on one-to  four-family  residential  properties.  These loans typically  differ from those  underwritten to the guidelines  established by Fannie Mae and Freddie Mac primarily with respect to the original principal balances,  loan-to-value ratios, borrower income, required documentation,  interest rates, borrower occupancy of the mortgaged  property,  property types and/or  mortgage loans with  loan-to-value  ratios over 80% that do not have primary  mortgage insurance.  The EMC mortgage  loans have either been  originated  or purchased by an  originator  and were  generally  underwritten  in accordance  with  the  standards  described  herein.  Exceptions  to the  underwriting  guidelines  are  permitted  when  the  seller’s performance supports such action and the variance request is approved by credit management.

         Such underwriting  standards are applied to evaluate the prospective  borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged  property as collateral.  These standards are applied in accordance with the applicable federal and state laws and  regulations.  Exceptions to the  underwriting  standards are permitted where  compensating  factors are present and are managed through a formal exception process.

         Generally,  each  mortgagor  will have been required to complete an  application  designed to provide to the lender  pertinent credit  information  concerning  the  mortgagor.  The mortgagor will have given  information  with respect to its assets,  liabilities, income (except as described below),  credit history,  employment history and personal  information,  and will have furnished the lender with  authorization to obtain a credit report which  summarizes the mortgagor’s  credit history.  In the case of investment  properties and two- to four-unit  dwellings,  income derived from the mortgaged  property may have been considered for underwriting  purposes,  in addition to the income of the mortgagor  from other  sources.  With respect to second homes or vacation  properties,  no income derived from the property will have been considered for underwriting purposes.

         With respect to purchase money or rate/term  refinance loans secured by single family  residences the following  loan-to-value ratios and original  principal  balances are allowed:  loan-to-value  ratios at  origination  of up to 97% for EMC mortgage  loans with original principal  balances of up to $375,000 if the loan is secured by the borrower’s  primary residence,  up to 95% for EMC mortgage loans secured by  one-to-four  family,  primary  residences  and single family second homes with original  principal  balances of up to
$650,000,  up to 90% for EMC mortgage  loans  secured by  one-to-four  family,  primary  residences,  single  family  second homes with original  principal  balances of up to $1,000,000  and up to 70% for mortgage  loans secured by  one-to-four,  primary  residences  and single family second homes with original  principal  balances of up to $2,000,000,  or super jumbos.  For cash out refinance loans, the maximum  loan-to-value  ratio  generally is 95% and the maximum “cash out” amount  permitted is based in part on the original amount of the related EMC mortgage loan.

         With  respect to mortgage  loans  secured by  investment  properties,  loan-to-value  ratios at  origination  of up to 90% for mortgage  loans with original  principal  balances up to $500,000 are permitted.  Mortgage  loans secured by investment  properties may have higher original  principal  balances if they have lower  loan-to-value  ratios at origination.  For cash out refinance  loans, the maximum  loan-to-value  ratio  generally is 90% and the maximum “cash out” amount  permitted is based in part on the original amount of the related mortgage loan.

         All other EMC mortgage  loans  included in the mortgage pool with a  loan-to-value  ratio at  origination  exceeding 80%, have primary  mortgage  insurance  policies  insuring a portion of the balance of the EMC Loan at least equal to the product of the original principal balance of the mortgage loan and a fraction,  the numerator of which is the excess of the original  principal balance of such mortgage  loan  over 75% of the  lesser  of the  appraised  value and the  selling  price of the  related  mortgaged  property  and the denominator  of which is the  original  principal  balance of the related  mortgage  loan,  plus accrued  interest  thereon and related foreclosure  expenses is generally  required.  No such primary mortgage  insurance policy will be required with respect to any such EMC
Loan after the date on which the related  loan-to-value  ratio  decreases to 80% or less or, based upon new  appraisal,  the  principal balance of such  mortgage  loan  represents  80% or less of the new  appraised  value.  All of the  insurers  that have issued  primary mortgage  insurance  policies with respect to the EMC mortgage  loans meet Fannie Mae’s or Freddie Mac’s  standard or are acceptable to the Rating Agencies.

         In determining  whether a prospective  borrower has sufficient  monthly  income  available (i) to meet the borrower’s  monthly obligation on their  proposed  mortgage  loan and (ii) to meet the monthly  housing  expenses and other  financial  obligations  on the proposed  mortgage loan, each lender generally  considers,  when required by the applicable  documentation  program,  the ratio of such amounts to the proposed  borrower’s  acceptable  stable monthly gross income.  Such ratios vary  depending on a number of  underwriting criteria, including loan-to-value ratios, and are determined on a loan-by-loan basis.

         Each lender also examines a prospective  borrower’s credit report.  Generally,  each credit report provides a credit score for the borrower.  Credit scores generally range from 350 to 840 and are available from three major credit bureaus:  Experian (formerly TRW
Information  Systems and Services),  Equifax and Trans Union.  If three credit scores are obtained,  the originator  applies the middle score of the primary wage earner. If a primary wage earner cannot be determined  because of the  documentation  type, the lowest middle score of all borrowers is used.  Credit scores are  empirically  derived from  historical  credit bureau data and represent a numerical weighing of a borrower’s credit  characteristics  over a two-year period. A credit score is generated through the statistical  analysis of a number of credit-related  characteristics or variables.  Common characteristics  include the number of credit lines (trade lines), payment history, past delinquencies,  severity of delinquencies,  current levels of indebtedness,  types of credit and length of credit history.  Attributes  are the  specific  values of each  characteristic.  A  scorecard  (the model) is created  with  weights or points assigned to each attribute.  An individual loan applicant’s  credit score is derived by summing together the attribute weights for that applicant.

         The mortgage loans have been underwritten under one of the following documentation programs:  full/alternative  documentation, stated income documentation, no ratio documentation, and no income/no asset documentation.

         Under full/alternative  documentation,  the prospective borrower’s employment,  income and assets are verified through written and telephonic communications.

         Under a stated  income/verified  asset  documentation  program,  more  emphasis  is placed on the  value and  adequacy  of the mortgaged property as collateral,  credit history and other assets of the borrower than on a verified income of the borrower.  Although the income is not verified,  the  originators  obtain a telephonic  verification  of the  borrower’s  employment  without  reference to income. Borrower’s assets are verified.

         Under the no ratio  documentation  program the  borrower’s  income is not stated and no ratios are  calculated.  Although  the income is not stated nor verified,  lenders obtain a telephonic  verification of the borrower’s employment without reference to income.
Borrower’s assets are verified.

         Under the stated  income/stated  asset  documentation  program,  the borrower’s income and assets are stated but not verified.
The  underwriting  of such  mortgage  loans may be based  entirely on the adequacy of the mortgaged  property as collateral  and on the credit history of the borrower.

         Under the no income/no asset  documentation  program,  the borrower’s  income and assets are neither stated nor verified.  The underwriting  of such mortgage  loans may be based  entirely on the adequacy of the mortgaged  property as collateral and on the credit history of the borrower.

         Each  mortgaged  property  relating to an EMC mortgage  loan has been  appraised by a qualified  independent  appraiser who is approved by each lender.  All appraisals are required to conform to the Uniform  Standards of Professional  Appraisal  Practice adopted by the Appraisal Standard Board of the Appraisal  Foundation.  Each appraisal must meet the requirements of Fannie Mae and Freddie Mac.
Fannie Mae and  Freddie Mac  require,  among other  things,  that the  appraiser,  or its agent on its behalf,  personally  inspect the property  inside  and out,  verify  whether  the  property  was in good  condition  and  verify  that  construction,  if new,  had been substantially  completed.  The appraisal  generally will have been based on prices  obtained on recent sales of comparable  properties, determined in accordance  with Fannie Mae and Freddie Mac guidelines.  In certain cases an analysis based on income  generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property may be used.

Countrywide Home Loans, Inc.

         Note: Loan-to-Value Ratio as used in “Underwriting Standards” below has the following meaning:

         The  “Loan-to-Value  Ratio” of a mortgage loan at any given time is a fraction,  expressed as a  percentage,  the numerator of which is the principal balance of the related mortgage loan at the date of determination and the denominator of which is

              o   in the case of a purchase,  the lesser of the selling price of the mortgaged  property or its appraised  value at the time of sale or

              o   in the case of a refinance,  the appraised  value of the mortgaged  property at the time of the refinance,  except in the case of a mortgage loan underwritten  pursuant to Countrywide Home Loans’  Streamlined  Documentation  Program as
                  described under “-Underwriting Standards-General”.

With respect to mortgage loans originated pursuant to Countrywide Home Loans’ Streamlined Documentation Program,

              o   if the  loan-to-value  ratio at the time of the origination of the mortgage loan being refinanced was 80% or less and the loan amount of the new loan being  originated  is $650,000 or less,  then the  “Loan-to-Value  Ratio” will be the ratio of the  principal  amount of the new  mortgage  loan being  originated  divided by the  appraised  value of the related mortgaged  property at the time of the origination of the Mortgage Loan being  refinanced,  as reconfirmed by
                  Countrywide Home Loans using an automated property valuation system; or

              o   if the  loan-to-value  ratio at the time of the origination of the mortgage loan being  refinanced was greater than 80% or the loan amount of the new loan being  originated is greater than $650,000,  then the  “Loan-to-Value  Ratio” will be the ratio of the principal  amount of the new mortgage loan being  originated  divided by the appraised  value of the related  mortgaged  property as determined by an appraisal  obtained by Countrywide Home Loans at the time of the origination of the new mortgage loan. See “-Underwriting Standards-General” in this prospectus supplement.

No  assurance  can be given that the value of any  mortgaged  property  has  remained or will  remain at the level that  existed on the appraisal or sales date. If residential  real estate values  generally or in a particular  geographic area decline,  the  Loan-to-Value
Ratios might not be a reliable  indicator of the rates of  delinquencies,  foreclosures and losses that could occur with respect to the mortgage loans.

Underwriting Standards

General

         Countrywide Home Loans,  Inc., a New York corporation  (“Countrywide Home Loans”),  has been originating  mortgage loans since
1969.  Countrywide  Home  Loans’  underwriting  standards  are  applied  in  accordance  with  applicable  federal  and state  laws and regulations.

         As part of its evaluation of potential  borrowers,  Countrywide  Home Loans  generally  requires a description  of income.  If required by its  underwriting  guidelines,  Countrywide Home Loans obtains  employment  verification  providing  current and historical income  information  and/or a  telephonic  employment  confirmation.  Such  employment  verification  may be obtained,  either  through analysis of the prospective  borrower’s  recent pay stub and/or W-2 forms for the most recent two years,  relevant portions of the most recent two years’ tax returns, or from the prospective  borrower’s employer,  wherein the employer reports the length of employment and current salary with that  organization.  Self-employed  prospective  borrowers  generally are required to submit  relevant  portions of their federal tax returns for the past two years.

         In assessing a  prospective  borrower’s  creditworthiness,  Countrywide  Home Loans may use FICO Credit  Scores.  “FICO Credit
Scores” are  statistical  credit  scores  designed to assess a  borrower’s  creditworthiness  and  likelihood  to default on a consumer obligation  over a two-year  period  based on a  borrower’s  credit  history.  FICO  Credit  Scores were not  developed  to predict the likelihood  of default on mortgage  loans and,  accordingly,  may not be  indicative of the ability of a borrower to repay its mortgage loan. FICO Credit Scores range from  approximately  250 to approximately  900, with higher scores  indicating an individual with a more favorable  credit  history  compared to an  individual  with a lower score.  Under  Countrywide  Home Loans’  underwriting  guidelines, borrowers  possessing  higher FICO Credit Scores,  which indicate a more favorable  credit history and who give  Countrywide Home Loans the right to obtain the tax returns they filed for the  preceding two years,  may be eligible for  Countrywide  Home Loans’  processing program (the “Preferred Processing Program”).

         Periodically the data used by Countrywide  Home Loans to complete the underwriting  analysis may be obtained by a third party, particularly  for  mortgage  loans  originated  through a loan  correspondent  or  mortgage  broker.  In those  instances,  the initial determination  as to  whether a  mortgage  loan  complies  with  Countrywide  Home  Loans’  underwriting  guidelines  may be made by an independent  company hired to perform  underwriting  services on behalf of Countrywide Home Loans,  the loan  correspondent or mortgage broker.  In addition,  Countrywide Home Loans may acquire mortgage loans from approved  correspondent  lenders under a program pursuant to which  Countrywide  Home Loans delegates to the  correspondent  the obligation to underwrite the mortgage loans to Countrywide  Home
Loans’ standards.  Under these circumstances,  the underwriting of a mortgage loan may not have been reviewed by Countrywide Home Loans before  acquisition of the mortgage loan and the  correspondent  represents that  Countrywide Home Loans’  underwriting  standards have been met. After  purchasing  mortgage loans under those  circumstances,  Countrywide  Home Loans conducts a quality control review of a sample of the  mortgage  loans.  The number of loans  reviewed in the quality  control  process  varies  based on a variety of factors, including  Countrywide  Home Loans’  prior  experience  with the  correspondent  lender and the results of the quality  control  review process itself.

         Countrywide  Home  Loans’  underwriting  standards  are  applied by or on behalf of  Countrywide  Home Loans to  evaluate  the prospective  borrower’s  credit  standing and  repayment  ability and the value and adequacy of the mortgaged  property as  collateral.
Under those standards,  a prospective  borrower must generally  demonstrate  that the ratio of the borrower’s  monthly housing expenses
(including  principal and interest on the proposed  mortgage loan and, as applicable,  the related  monthly  portion of property taxes, hazard  insurance  and mortgage  insurance) to the  borrower’s  monthly gross income and the ratio of total monthly debt to the monthly gross  income  (the  “debt-to-income”  ratios)  are  within  acceptable  limits.  If  the  prospective  borrower  has  applied  for  an interest-only  Six-Month  LIBOR Loan,  the interest  component of the monthly  mortgage  expense is  calculated  based upon the initial interest rate plus 2%. If the  prospective  borrower has applied for a 3/1 Mortgage  Loan or 3/27  Mortgage Loan and the  Loan-to-Value
Ratio is less than or equal to 75%, the interest  component of the monthly  mortgage  expense is  calculated  based on the initial loan interest rate; if the Loan-to-Value  Ratio exceeds 75%, the interest component of the monthly mortgage expense  calculation is based on the initial loan interest rate plus 2%. If the  prospective  borrower has applied for a 5/1 Mortgage  Loan, a 5/25 Mortgage Loan, a 7/1
Mortgage Loan, a 7/23 Mortgage Loan, a 10/1 Mortgage Loan or a 10/20  Mortgage  Loan,  the interest  component of the monthly  mortgage expense is calculated  based on the initial loan interest  rate. If the  prospective  borrower has applied for a Negative  Amortization
Loan,  the interest  component of the monthly  housing  expense  calculation  is based upon the greater of 4.25% and the fully  indexed mortgage  note  rate at the  time  of loan  application.  The  maximum  acceptable  debt-to-income  ratio,  which  is  determined  on a loan-by-loan  basis varies  depending on a number of underwriting  criteria,  including the  Loan-to-Value  Ratio,  loan purpose,  loan amount and credit history of the borrower.  In addition to meeting the debt-to-income  ratio guidelines,  each prospective  borrower is required  to have  sufficient  cash  resources  to pay the down  payment and  closing  costs.  Exceptions  to  Countrywide  Home Loans’
underwriting  guidelines may be made if compensating  factors are  demonstrated by a prospective  borrower.  Additionally,  Countrywide
Home Loans does permit its adjustable rate mortgage loans,  hybrid  adjustable rate mortgage loans and negative  amortization  mortgage loans to be assumed by a purchaser of the related  mortgaged  property,  so long as the mortgage loan is in its adjustable  rate period
(except for a 3/1 Mortgage Loan,  which may be assumed during the fixed rate period) and the related  purchaser meets  Countrywide Home
Loans’ underwriting standards that are then in effect.

         Countrywide  Home Loans may provide  secondary  financing to a borrower  contemporaneously  with the origination of a mortgage loan,  subject to the  following  limitations:  the  Loan-to-Value  Ratio of the senior  (i.e.,  first) lien may not exceed 80% and the combined  Loan-to-Value  Ratio may not exceed  100%.  Countrywide  Home Loans’  underwriting  guidelines  do not  prohibit or otherwise restrict a borrower from obtaining  secondary  financing from lenders other than Countrywide Home Loans,  whether at origination of the mortgage loan or thereafter.

         The nature of the  information  that a borrower is required to disclose and whether the  information is verified  depends,  in part, on the documentation  program used in the origination  process.  In general under the Full  Documentation Loan Program (the “Full
Documentation  Program”),  each prospective  borrower is required to complete an application which includes information with respect to the  applicant’s  assets,  liabilities,  income,  credit  history,  employment  history and other personal  information.  Self-employed individuals are generally required to submit their two most recent federal income tax returns.  Under the Full  Documentation  Program, the underwriter verifies the information contained in the application relating to employment, income, assets and mortgages.

         A  prospective  borrower  may be eligible  for a loan  approval  process  that limits or  eliminates  Countrywide  Home Loans’
standard  disclosure or  verification  requirements  or both.  Countrywide  Home Loans offers the following  documentation  programs as alternatives to its Full Documentation Program: an Alternative  Documentation Loan Program (the “Alternative  Documentation  Program”),
a Reduced Documentation Loan Program (the “Reduced  Documentation  Program”),  a CLUES Plus Documentation Loan Program (the “CLUES Plus
Documentation  Program”),  a No Income/No Asset Documentation Loan Program (the “No Income/No Asset Documentation  Program”),  a Stated
Income/Stated  Asset  Documentation  Loan  Program  (the  “Stated  Income/Stated  Asset  Documentation   Program”)  and  a  Streamlined
Documentation Loan Program (the “Streamlined Documentation Program”).

         For all mortgage  loans  originated  or acquired by  Countrywide  Home Loans,  Countrywide  Home Loans obtains a credit report relating to the applicant from a credit reporting company.  The credit report typically contains  information  relating to such matters as credit  history with local and national  merchants and lenders,  installment  debt payments and any record of defaults,  bankruptcy, dispossession,  suits or  judgments.  All adverse  information  in the credit  report is required to be  explained  by the  prospective borrower to the satisfaction of the lending officer.

         Except with respect to the mortgage loans  originated  pursuant to its Streamlined  Documentation  Program,  whose values were confirmed  with a Fannie Mae  proprietary  automated  valuation  model,  Countrywide  Home Loans obtains  appraisals  from  independent appraisers or appraisal  services for properties that are to secure mortgage  loans.  The appraisers  inspect and appraise the proposed mortgaged property and verify that the property is in acceptable condition.  Following each appraisal,  the appraiser prepares a report which  includes  a market  data  analysis  based on recent  sales of  comparable  homes in the area and,  when  deemed  appropriate,  a replacement  cost analysis  based on the current cost of  constructing a similar home. All appraisals are required to conform to Fannie
Mae or Freddie Mac appraisal standards then in effect.

         Countrywide  Home Loans  requires  title  insurance  on all of its  mortgage  loans  secured by first liens on real  property.
Countrywide Home Loans also requires that fire and extended coverage casualty  insurance be maintained on the mortgaged  property in an amount at least equal to the principal  balance of the related  single-family  mortgage loan or the  replacement  cost of the mortgaged property, whichever is less.

         In addition to Countrywide Home Loans’ standard underwriting  guidelines (the “Standard Underwriting  Guidelines”),  which are consistent in many respects with the guidelines  applied to mortgage loans  purchased by Fannie Mae and Freddie Mac,  Countrywide  Home
Loans uses underwriting  guidelines featuring expanded criteria (the “Expanded  Underwriting  Guidelines”).  The Standard  Underwriting
Guidelines and the Expanded Underwriting Guidelines are described further under the next two headings.

Standard Underwriting Guidelines

         Countrywide Home Loans’ Standard  Underwriting  Guidelines for mortgage loans with non-conforming  original principal balances generally  allow  Loan-to-Value  Ratios at origination  of up to 95% for purchase money or rate and term refinance  mortgage loans with original principal balances of up to $400,000,  up to 90% for mortgage loans with original principal balances of up to $650,000,  up to
75% for mortgage  loans with original  principal  balances of up to $1,000,000,  up to 65% for mortgage  loans with original  principal balances of up to $1,500,000, and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans’ Standard  Underwriting  Guidelines for mortgage loans with non-conforming  original  principal balances  generally allow  Loan-to-Value  Ratios at origination of up to 75% and original principal balances  ranging  up to  $650,000.  The  maximum  “cash-out”  amount  permitted  is  $200,000  and is  based  in part on the  original
Loan-to-Value Ratio of the related mortgage loan. As used in this prospectus  supplement,  a refinance mortgage loan is classified as a cash-out  refinance  mortgage loan by  Countrywide  Home Loans if the borrower  retains an amount  greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

         Countrywide Home Loans’ Standard  Underwriting  Guidelines for conforming balance mortgage loans generally allow Loan-to-Value
Ratios at origination on owner occupied  properties of up to 95% on 1 unit properties with principal  balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 80% on 3
unit  properties  with  principal  balances of up to $645,300  ($967,950  in Alaska and Hawaii) and 4 unit  properties  with  principal balances of up to  $801,950  ($1,202,925  in Alaska and  Hawaii).  On second  homes,  Countrywide  Home  Loans’  Standard  Underwriting
Guidelines  for  conforming  balance  mortgage  loans  generally  allow  Loan-to-Value  Ratios  at  origination  of up to 95% on 1 unit properties  with principal  balances up to $417,000  ($625,500 in Alaska and Hawaii).  Countrywide  Home Loans’  Standard  Underwriting
Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination on investment  properties of up to 90% on 1 unit  properties  with  principal  balances up to $417,000  ($625,500  in Alaska and  Hawaii)  and 2 unit  properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 75% on 3 unit properties with principal balances of up to
$645,300  ($967,950 in Alaska and Hawaii) and 4 unit  properties  with principal  balances of up to $801,950  ($1,202,925 in Alaska and
Hawaii).

         Under its Standard  Underwriting  Guidelines,  Countrywide Home Loans generally  permits a  debt-to-income  ratio based on the borrower’s monthly housing expenses of up to 33% and a debt-to-income ratio based on the borrower’s total monthly debt of up to 38%.

         In connection with the Standard  Underwriting  Guidelines,  Countrywide Home Loans originates or acquires mortgage loans under
the  Full  Documentation  Program,  the  Alternative   Documentation  Program,  the  Reduced  Documentation  Program,  the  CLUES  Plus
Documentation Program or the Streamlined Documentation Program.

         The  Alternative  Documentation  Program  permits a borrower to provide W-2 forms  instead of tax  returns  covering  the most recent two years,  permits  bank  statements  in lieu of  verification  of  deposits  and  permits  alternative  methods of  employment verification.

         Under  the  Reduced  Documentation  Program,  some  underwriting   documentation  concerning  income,   employment  and  asset
verification  is  waived.  Countrywide  Home  Loans  obtains  from a  prospective  borrower  either a  verification  of deposit or bank statements  for the  two-month  period  immediately  before  the date of the  mortgage  loan  application  or  verbal  verification  of employment.  Since  information  relating  to  a  prospective  borrower’s  income  and  employment  is  not  verified,  the  borrower’s debt-to-income  ratios are calculated based on the information  provided by the borrower in the mortgage loan application.  The maximum
Loan-to-Value Ratio ranges up to 95%.

         The CLUES Plus  Documentation  Program permits the  verification of employment by alternative  means, if necessary,  including verbal  verification of employment or reviewing  paycheck stubs covering the pay period  immediately  prior to the date of the mortgage loan  application.  To verify the borrower’s  assets and the sufficiency of the borrower’s  funds for closing,  Countrywide  Home Loans obtains deposit or bank account  statements from each prospective  borrower for the month immediately prior to the date of the mortgage loan application.  Under the CLUES Plus Documentation  Program, the maximum Loan-to-Value Ratio is 75% and property values may be based on appraisals  comprising only interior and exterior  inspections.  Cash-out refinances and investor properties are not permitted under the CLUES Plus Documentation Program.

         The  Streamlined  Documentation  Program is available  for borrowers who are  refinancing  an existing  mortgage loan that was originated or acquired by Countrywide  Home Loans provided that,  among other things,  the mortgage loan has not been more than 30 days delinquent in payment during the previous  twelve-month period. Under the Streamlined  Documentation  Program,  appraisals are obtained only if the loan amount of the loan being  refinanced had a  Loan-to-Value  Ratio at the time of origination in excess of 80% or if the loan amount of the new loan being originated is greater than $650,000.  In addition,  under the Streamlined  Documentation  Program,  a credit report is obtained but only a limited credit review is conducted,  no income or asset  verification is required,  and telephonic verification of employment is permitted. The maximum Loan-to-Value Ratio under the Streamlined Documentation Program ranges up to 95%.

Expanded Underwriting Guidelines

         Mortgage loans which are underwritten pursuant to the Expanded  Underwriting  Guidelines may have higher Loan-to-Value Ratios, higher loan amounts and different  documentation  requirements  than those associated with the Standard  Underwriting  Guidelines.  The
Expanded  Underwriting  Guidelines also permit higher  debt-to-income  ratios than mortgage loans underwritten pursuant to the Standard
Underwriting Guidelines.

         Countrywide Home Loans’ Expanded  Underwriting  Guidelines for mortgage loans with non-conforming  original principal balances generally  allow  Loan-to-Value  Ratios at origination  of up to 95% for purchase money or rate and term refinance  mortgage loans with original principal balances of up to $400,000,  up to 90% for mortgage loans with original principal balances of up to $650,000,  up to
80% for mortgage  loans with original  principal  balances of up to $1,000,000,  up to 75% for mortgage  loans with original  principal balances of up to $1,500,000  and up to 70% for mortgage  loans with original  principal  balances of up to  $3,000,000.  Under certain circumstances,  however,  Countrywide Home Loans’ Expanded  Underwriting  Guidelines allow for  Loan-to-Value  Ratios of up to 100% for purchase money mortgage loans with original principal balances of up to $375,000.

         For cash-out  refinance  mortgage  loans,  Countrywide  Home Loans’ Expanded  Underwriting  Guidelines for mortgage loans with non-conforming  original  principal balances  generally allow  Loan-to-Value  Ratios at origination of up to 90% and original principal balances  ranging  up to  $1,500,000.  The  maximum  “cash-out”  amount  permitted  is  $400,000  and is based in part on the  original
Loan-to-Value Ratio of the related mortgage loan.

         Countrywide Home Loans’ Expanded  Underwriting  Guidelines for conforming balance mortgage loans generally allow Loan-to-Value
Ratios at  origination  on owner  occupied  properties  of up to 100% on 1 unit  properties  with  principal  balances  up to  $417,000
($625,500 in Alaska and Hawaii) and 2 unit  properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up
to 85% on 3 unit  properties  with  principal  balances of up to $645,300  ($967,950 in Alaska and Hawaii) and 4 unit  properties  with principal  balances  of up to  $801,950  ($1,202,925  in Alaska  and  Hawaii).  On  second  homes,  Countrywide  Home  Loans’  Expanded
Underwriting  Guidelines for conforming  balance mortgage loans generally allow  Loan-to-Value  Ratios at origination of up to 95% on 1 unit  properties  with  principal  balances  up to  $417,000  ($625,500  in  Alaska  and  Hawaii).  Countrywide  Home  Loans’  Expanded
Underwriting  Guidelines for  conforming  balance  mortgage loans  generally  allow  Loan-to-Value  Ratios at origination on investment properties  of up to 90% on 1 unit  properties  with  principal  balances  up to  $417,000  ($625,500  in Alaska and Hawaii) and 2 unit properties  with principal  balances up to $533,850  ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit  properties with principal balances  of up to  $645,300  ($967,950  in Alaska  and  Hawaii)  and 4 unit  properties  with  principal  balances  of up to  $801,950
($1,202,925 in Alaska and Hawaii).

         Under its Expanded  Underwriting  Guidelines,  Countrywide Home Loans generally  permits a  debt-to-income  ratio based on the borrower’s  monthly housing expenses of up to 36% and a  debt-to-income  ratio based on the borrower’s total monthly debt of up to 40%;
provided,  however,  that if the  Loan-to-Value  Ratio  exceeds  80%,  the  maximum  permitted  debt-to-income  ratios are 33% and 38%, respectively.

         In connection with the Expanded  Underwriting  Guidelines,  Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation  Program, the Alternative  Documentation Program, the Reduced Documentation Loan Program, the No Income/No Asset
Documentation  Program and the Stated Income/Stated Asset Documentation  Program.  Neither the No Income/No Asset Documentation Program
nor the Stated Income/Stated Asset Documentation Program is available under the Standard Underwriting Guidelines.

         The same documentation and verification  requirements  apply to mortgage loans documented under the Alternative  Documentation
Program regardless of whether the loan has been underwritten under the Expanded  Underwriting  Guidelines or the Standard  Underwriting
Guidelines.  However, under the Alternative  Documentation Program, mortgage loans that have been underwritten pursuant to the Expanded
Underwriting  Guidelines may have higher loan balances and  Loan-to-Value  Ratios than those permitted under the Standard  Underwriting
Guidelines.

         Similarly,  the same  documentation  and  verification  requirements  apply to  mortgage  loans  documented  under the Reduced
Documentation Program regardless of whether the loan has been underwritten under the Expanded  Underwriting  Guidelines or the Standard
Underwriting  Guidelines.  However,  under the  Reduced  Documentation  Program,  higher loan  balances  and  Loan-to-Value  Ratios are permitted for mortgage loans  underwritten  pursuant to the Expanded  Underwriting  Guidelines  than those permitted under the Standard
Underwriting  Guidelines.  The maximum  Loan-to-Value  Ratio,  including  secondary  financing,  ranges up to 90%.  The borrower is not required  to  disclose  any income  information  for some  mortgage  loans  originated  under the Reduced  Documentation  Program,  and accordingly  debt-to-income  ratios are not  calculated or included in the  underwriting  analysis.  The maximum  Loan-to-Value  Ratio, including secondary financing, for those mortgage loans ranges up to 85%.

         Under the No Income/No Asset Documentation Program, no documentation  relating to a prospective borrower’s income,  employment or assets is required and therefore  debt-to-income  ratios are not  calculated  or included in the  underwriting  analysis,  or if the documentation  or calculations  are included in a mortgage loan file, they are not taken into account for purposes of the  underwriting analysis.  This program is limited to borrowers with excellent credit histories.  Under the No Income/No Asset  Documentation  Program,
the maximum  Loan-to-Value  Ratio,  including secondary  financing,  ranges up to 95%. Mortgage loans originated under the No Income/No
Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

         Under the Stated  Income/Stated Asset Documentation  Program,  the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s  employment and that the stated assets are consistent  with the borrower’s  income.  The
Stated  Income/Stated Asset Documentation  Program permits maximum  Loan-to-Value Ratios up to 90%. Mortgage loans originated under the
Stated Income/Stated Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

                                                    DESCRIPTION OF THE CERTIFICATES

         The trust will issue the  Certificates  pursuant to the Agreement.  The  Certificates  consist of the classes of  Certificates reflected on pages S-2 through S-5 of this prospectus supplement,  which we refer to collectively as the Offered Certificates,  and one or more classes of  Class B-IO,  Class R, Class R-X,  Class I-XP,  Class II-XP and such other  non-offered  certificates  which are not offered  publicly.  The various classes of Class I-A  Certificates,  which are further divided into sub-loan  groups,  are collectively referred to as the Group I Senior  Certificates;  and the various  classes of Class I-M  Certificates  and Class I-B  Certificates  are
referred to herein as the Class I-M Certificates or Class I-B Certificates,  respectively,  or,  collectively,  the Group I Subordinate
Certificates.  The various classes of Class II-A  Certificates and the group II interest-only  certificates,  which are further divided into sub-loan  groups,  are  collectively  referred to as the Group II Senior  Certificates;  and the various classes of the Class II-B
Certificates  are referred to herein as the Class II-B  Certificates or the Group II Subordinate  Certificates.  The various classes of
Class III-A  Certificates and group III interest-only  certificates,  which are further divided into sub-loan groups,  are collectively referred to as the Group III Senior  Certificates;  and the various classes of the Class III-B  Certificates  are referred to herein as the Class III-B Certificates or the Group III Subordinate  Certificates.  The Certificates offered are collectively  referred to herein as the Offered Certificates.

         Holders of the Class R Certificates  will be entitled to receive any residual cash flow from the mortgage  pool,  which is not expected to be  significant.  A holder of a Class R Certificate  will not have a right to alter the structure of the  transaction.  The initial owner of the Class R Certificates is expected to be Bear, Stearns Securities Corp.

General

         The Bear Stearns ALT-A Trust Mortgage  Pass-Through  Certificates,  Series 2006-4 will consist of the Offered Certificates and
Non-offered Certificates. Only the Offered Certificates are offered by this prospectus supplement.

         The  Certificates  represent in the  aggregate  the entire  beneficial  ownership  interest in a trust fund  consisting of the following:

              o   all of the Depositor’s right, title and interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related  documents,  including all interest and principal due with respect to the mortgage  loans after the
                  Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date,

              o   any mortgaged properties acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon,

              o   the rights of the Trustee under all insurance policies required to be maintained pursuant to the Agreement,

              o   the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Sponsor,

              o   such  assets  relating  to the  mortgage  loans as from time to time may be held in the  Protected  Accounts  and the
                  Distribution Account,

              o   the rights of the Depositor with respect to the Servicing Agreements, to the extent assigned to the Trustee,

              o   the rights of the Depositor with respect to the Cap Contracts, and

              o   any proceeds of the foregoing.

         Each class of the  Certificates  will have the approximate  initial  Certificate  Principal  Balance or Notional Amount as set
forth on pages S-2  through  S-5 hereof and will have the  Pass-Through  Rate  determined  as provided  under  “Summary  of  Prospectus
Supplement-Description  of the  Certificates-Pass  Through  Rates” and  “Description  of  Certificates-Interest  Distribution”  in this prospectus  supplement.  The Class R Certificates also represent the right to receive additional  distributions in respect of the trust fund on any  distribution  date after all  required  payments of principal  and interest  have been made on such date in respect of the other classes of  Certificates,  although it is not  anticipated  that funds will be available  for any  additional  distribution.  The
Class I-B-3,  Class B-IO, Class I-XP, Class II-B-9,  Class II-B-10,  Class II-B-11,  Class II-XP, Class III-B-4,  Class III-B-5,  Class
III-B-6 and Residual Certificates are not being offered by this prospectus supplement.

         The Offered Certificates (other than the Residual  Certificates) will be issued,  maintained and transferred on the book-entry records of DTC, Clearstream Banking,  société anonyme and the Euroclear System and each of their participants in minimum  denominations of $25,000 and integral  multiples  of $1 in excess  thereof.  One  certificate  of each of these  classes may be issued in a different principal  amount to  accommodate  the  remainder  of the initial  principal  amount of the  certificates  of such class.  The Residual
Certificates will be offered in registered,  certificated  form, in a single certificate of $100. The Residual  Certificates  (together with any Book-entry  Certificates  re-issued as definitive  certificates)  will be transferable  and exchangeable at the offices of the
Securities  Administrator.  The Offered  Certificates will be issued as global securities.  See Annex II to this prospectus  supplement and “Description of the Securities-Form of Securities” and “-Global Securities” in the prospectus.

         The  Book-entry  Certificates  will  initially be  represented  by one or more Global  Securities  registered in the name of a nominee of DTC. The Depositor  has been  informed by DTC that DTC’s  nominee will be Cede & Co. No person  acquiring an interest in any class of the Book-entry  Certificates  will be entitled to receive a certificate  representing  such person’s  interest,  except as set forth below under  “-Definitive  Certificates”.  Unless and until definitive  certificates  are issued under the limited  circumstances described in this prospectus supplement,  all references to actions by certificateholders  with respect to the Book-entry  Certificates shall refer to actions  taken by DTC upon  instructions  from its  participants  and all  references in this  prospectus  supplement to distributions,  notices,  reports and  statements to  certificateholders  with respect to the  Book-entry  Certificates  shall refer to distributions,  notices,  reports and statements to DTC or Cede & Co., as the registered  holder of the  Book-entry  Certificates,  for distribution  to  Certificate  Owners in accordance  with DTC  procedures.  See  “-Registration  of the  Book-Entry  Certificates”  and
“-Definitive Certificates” in this prospectus supplement.

         All  distributions  to  holders  of the  Offered  Certificates,  other  than the final  distribution  on any class of  Offered
Certificates,  will be made on each  distribution  date by or on behalf of the Securities  Administrator  to the persons in whose names the Offered  Certificates  are  registered at the close of business on the related Record Date.  Distributions  will be made either (a)
by check mailed to the address of each  certificateholder  as it appears in the certificate register or (b) upon written request to the
Securities  Administrator at least five business days prior to the relevant Record Date by any holder of Offered  Certificate,  by wire transfer in immediately  available funds to the account of the  certificateholders  specified in the request. The final distribution on any class of Offered  Certificates  will be made in a like manner,  but only upon presentment and surrender of the related  Certificate at the corporate  trust office of the  Securities  Administrator,  for these  purposes  located at Sixth Street and  Marquette  Avenue,
Minneapolis,  Minnesota  55479,  Attention:  Corporate  Trust Group,  BSALTA 2006-4,  or any other location  specified in the notice to certificateholders of the final distribution.

         The Certificates will not be listed on any securities  exchange or quoted in the automated  quotation system of any registered securities  association.  As a result,  investors in the Certificates may experience limited liquidity.  See “Risk Factors-The  Offered
Certificates  Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be Forced to Sell Them at a Discount
from Their Fair Market Value.” in this prospectus supplement.

Registration of the Book-Entry Certificates

         DTC is a  limited-purpose  trust company  organized  under the laws of the State of New York, a member of the Federal  Reserve
System,  a “clearing  corporation”  within the meaning of the New York Uniform  Commercial  Code,  and a “clearing  agency”  registered pursuant  to the  provisions  of Section 17A of the  Exchange  Act.  DTC was created to hold  securities  for its  participants  and to facilitate the clearance and settlement of securities  transactions  between  participants  through  electronic  book entries,  thereby eliminating the need for physical movement of certificates.

         Certificate  Owners that are not  participants or indirect  participants  but desire to purchase,  sell or otherwise  transfer ownership of, or other interests in, the Book-entry  Certificates  may do so only through  participants and indirect  participants.  In addition,  Certificate  Owners will receive all  distributions  of principal of and interest on the  Book-entry  Certificates  from the
Securities  Administrator  through DTC and DTC  participants.  The Securities  Administrator  will forward  payments to DTC in same day funds and DTC will forward  payments to participants in next day funds settled  through the New York Clearing House.  Each  participant will be responsible for disbursing the payments.  Unless and until definitive  certificates are issued, it is anticipated that the only certificateholders  of the Book-entry  Certificates  will be Cede & Co., as nominee of DTC.  Certificate  Owners will not be recognized by the Securities  Administrator as certificateholders,  as such term is used in the Agreement and Certificate Owners will be permitted to exercise the rights of certificateholders only indirectly through DTC and its participants.

         Under the Rules, DTC is required to make book-entry  transfers of Book-entry  Certificates  among  participants and to receive and transmit distributions of principal of, and interest on, the Book-entry  Certificates.  Participants and indirect participants with which  Certificate  Owners have  accounts  with  respect to the  Book-entry  Certificates  similarly  are  required to make  book-entry transfers and receive and transmit these payments on behalf of their respective Certificate Owners.  Accordingly,  although Certificate
Owners will not possess definitive  certificates,  the Rules provide a mechanism by which Certificate Owners through their participants and indirect participants will receive payments and will be able to transfer their interest.

         Because  DTC can only act on behalf of  participants,  who in turn act on behalf  of  indirect  participants  and on behalf of certain banks, the ability of a Certificate Owner to pledge  Book-entry  Certificates to persons or entities that do not participate in the DTC  system,  or to  otherwise  act with  respect to  Book-entry  Certificates,  may be  limited  due to the  absence  of  physical certificates for the Book-entry  Certificates.  In addition,  under a book-entry  format,  Certificate  Owners may experience delays in their receipt of payments since distribution will be made by the Securities Administrator to Cede & Co., as nominee for DTC.

         Under the  Rules,  DTC will  take  action  permitted  to be taken by a  certificateholders  under  the  Agreement  only at the direction of one or more  participants to whose DTC account the Book-entry  Certificates are credited.  Additionally,  under the Rules,
DTC will take actions with respect to specified  voting rights only at the direction of and on behalf of  participants  whose  holdings of Book-entry  Certificates  evidence these specified voting rights. DTC may take conflicting actions with respect to voting rights, to the extent that participants whose holdings of Book-entry Certificates evidence voting rights, authorize divergent action.

         The Depositor,  the Master Servicer,  the Securities  Administrator,  the Servicers and the Trustee will have no liability for any aspect of the records  relating to or payments made on account of beneficial  ownership  interests in the  Book-entry  Certificates held by Cede & Co., as nominee for DTC, or for  maintaining,  supervising  or reviewing any records  relating to  beneficial  ownership interests or transfers thereof.

Definitive Certificates

         Definitive  certificates  will be issued to  Certificate  Owners or their  nominees,  respectively,  rather than to DTC or its nominee,  only if (1) the Depositor  advises the Securities  Administrator in writing that DTC is no longer willing or able to properly discharge its  responsibilities as clearing agency with respect to the Book-entry  Certificates and the Depositor is unable to locate a qualified  successor  within 30 days or (2) the  Depositor  notifies DTC of its intent to terminate  the  book-entry  system and,  upon receipt of a notice of intent  from DTC,  the  participants  holding  beneficial  interests  in the  Book-entry  Certificates  agree to initiate a  termination.  Additionally,  after the  occurrence  of an event of  default  under the  Agreement,  any  Certificate  Owner materially  and adversely  affected  thereby may, at its option,  request and,  subject to the  procedures  set forth in the Agreement, receive  a  definitive  certificate  evidencing  such  Certificate  Owner’s  fractional  undivided  interest  in the  related  class of
Certificates.

         Upon its receipt of notice of the occurrence of any event described in the  immediately  preceding  paragraph,  the Securities
Administrator  is  required  to request  that DTC notify all  Certificate  Owners  through  its  participants  of the  availability  of definitive certificates.  Upon surrender by DTC of the definitive certificates  representing the Book-entry Certificates and receipt of instructions for  re-registration,  the Securities  Administrator will reissue the Book-entry  Certificates as definitive  certificates issued in the respective  principal amounts owned by individual  Certificate  Owners, and thereafter the Securities  Administrator will recognize the holders of definitive certificates as certificateholders under the Agreement.

Calculation of One-Month LIBOR

         On the  second  LIBOR  business  day  preceding  the  commencement  of each  Interest  Accrual  Period for the Group I Offered
Certificates,  which date we refer to as an interest  determination  date, the Securities  Administrator will determine One-Month LIBOR for such Interest  Accrual  Period on the basis of such rate as it appears on Telerate  Screen Page 3750, as of 11:00 a.m.  London time on such  interest  determination  date.  If such rate does not appear on such page, or such other page as may replace that page on that service,  or if such service is no longer  offered,  such other service for displaying  LIBOR or comparable  rates as may be reasonably selected by the securities  administrator,  One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate.
If no such quotations can be obtained and no Reference Bank Rate is available,  One-Month LIBOR will be the One-Month LIBOR  applicable to the immediately preceding Interest Accrual Period.

         The  Reference  Bank Rate with  respect to any Interest  Accrual  Period,  means the  arithmetic  mean,  rounded  upwards,  if necessary,  to the nearest whole  multiple of 0.03125%,  of the offered rates for United States dollar  deposits for one month that are quoted by the Reference  Banks, as described below, as of 11:00 a.m., New York City time, on the related  interest  determination  date to prime banks in the London interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate
Principal  Balance of all Classes of Group I Offered  Certificates  and Group II Offered  Subordinate  Certificates  for such  Interest
Accrual  Period,  provided that at least two such  Reference  Banks  provide such rate.  If fewer than two offered  rates  appear,  the
Reference Bank Rate will be the arithmetic  mean,  rounded  upwards,  if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City,  selected by the  Securities  Administrator,  as of 11:00 a.m., New York City
time, on such date for loans in U.S.  dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the  aggregate  Certificate  Principal  Balance  of all  Classes  of Group I  Offered  Certificates  and Group II  Offered  Subordinate
Certificates.  As used in this  section,  LIBOR  business  day means a day on which banks are open for dealing in foreign  currency and exchange in London and New York City; and Reference Banks means leading banks selected by the Securities  Administrator  and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

                  1.  with an established place of business in London,

                  2.  which have been designated as such by the Securities Administrator, and

                  3.  which are not controlling, controlled by, or under common control with, the Depositor, the Sponsor or the
                      Master Servicer.

         The establishment of One-Month LIBOR on each interest  determination  date by the Securities  Administrator and the Securities
Administrator’s  calculation  of the rate of  interest  applicable  to the  Classes  of Group I Offered  Certificates  for the  related
Interest Accrual Period shall, in the absence of manifest error, be final and binding.

Distributions on the Group I Certificates

         On each distribution  date, the Securities  Administrator  will withdraw the available funds with respect to Loan Group I from the Distribution Account for such distribution date and apply such amounts as follows:

         First,  to pay any accrued and unpaid  interest on the Group I Offered  Certificates  and the Class I-B-3  Certificates in the
following order of priority:

                  1.  (a)  From Interest Funds in respect of the sub-loan group I-1 mortgage  loans,  to the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  the Current  Interest and then any  Interest  Carry-forward  Amount for each such class,  on a pro rata basis based on the Current  Interest  and Interest  Carry-forward  Amount owed to each such class,  (b) from Interest  Funds in respect of the sub-loan  group I-2 mortgage  loans,  to the Class I-2A-1
                      Certificates and the Class I-2A-2 Certificates,  the Current Interest and then any Interest  Carry-forward Amount for each such class,  on a pro rata basis based on the Current  Interest and Interest  Carry-forward  Amount owed to each such class,  and (c) from  Interest  Funds in respect of the sub-loan  group I-3 mortgage  loans,  to the
                      Class  I-3A-1  Certificates  and the Class  I-3A-2  Certificates,  the  Current  Interest  and then any  Interest
                      Carry-forward  Amount for each such  class,  on a pro rata  basis  based on the  Current  Interest  and  Interest
                      Carry-forward Amount owed to each such class;

                  2.  From remaining  Interest Funds in respect of the group I mortgage loans, to the Class I-M-1,  Class I-M-2,  Class
                      I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  sequentially,  in that order,  the Current  Interest for each such class;

                  3.  Any  Excess  Spread  to  the  extent   necessary  to  meet  a  level  of   overcollateralization   equal  to  the
                      Overcollateralization  Target  Amount  will be the Extra  Principal  Distribution  Amount and will be included as part of the  Principal  Distribution  Amount  and  distributed  in  accordance  with  Second (A) or (B) below (as applicable); and

                  4.  Any Remaining Excess Spread will be applied as Excess Cashflow pursuant to clauses Third through Twelfth below.

         On any  distribution  date, any  shortfalls  resulting  from the  application  of the Relief Act and any  Prepayment  Interest
Shortfalls to the extent not covered by Compensating  Interest  Payments will be allocated,  first,  in reduction of amounts  otherwise distributable to the Class B-IO Certificates and Residual  Certificates and thereafter,  to the Current Interest payable to the Group I
Offered  Certificates  and the Class I-B-3  Certificates,  on a pro rata basis,  on such  distribution  date,  based on the  respective amounts of interest accrued on such  Certificates for such distribution  date. The holders of the Group I Offered  Certificates and the
Class I-B-3 Certificates will not be entitled to reimbursement for any such interest shortfalls.

         Second,  to pay as  principal on the Group I Offered  Certificates  and the Class I-B-3  Certificates  entitled to payments of principal, in the following order of priority:

         (A)      For each  distribution  date (i) prior to the Stepdown Date or (ii) on which a Trigger  Event is in effect,  from the
                  Principal Distribution Amount for such distribution date:

                  1.  (a)   With  respect to the sub-loan  group I-1 mortgage  loans,  to the Class I-1A-1  Certificates  and the Class
                      I-1A-2 Certificates,  on a pro rata basis in accordance with their respective  Certificate Principal Balances, an amount equal to the Sub-Group I-1A Principal  Distribution  Amount until the  Certificate  Principal  Balances of each such class thereof are reduced to zero,  (b) with respect to the sub-loan group I-2 mortgage  loans,  to the
                      Class  I-2A-1  Certificates  and the Class  I-2A-2  Certificates,  on a pro rata basis in  accordance  with their respective  Certificate Principal Balances,  an amount equal to the Sub-Group I-2A Principal  Distribution Amount until the  Certificate  Principal  Balances of each such class thereof are reduced to zero,  and (c) with respect to the sub-loan group I-3 mortgage loans,  to the Class I-3A-1  Certificates  and the Class I-3A-2  Certificates,
                      on a pro rata basis in accordance with their respective  Certificate  Principal Balances,  an amount equal to the
                      Sub-Group  I-3A  Principal  Distribution  Amount  until the  Certificate  Principal  Balances  of each such class thereof are reduced to zero;

                  2.  To the Class I-M-1  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  3.  To the Class I-M-2  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  4.  To the Class I-B-1  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero;

                  5.  To the Class I-B-2  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3  Certificates,  any remaining Principal  Distribution  Amount until the Certificate  Principal
                      Balance thereof is reduced to zero.

         (B)      For each  distribution  date on or after the Stepdown  Date,  so long as a Trigger  Event is not in effect,  from the
                  Principal Distribution Amount for such distribution date:

                  1.  (a)   With  respect to the sub-loan  group I-1 mortgage  loans,  to the Class I-1A-1  Certificates  and the Class
                      I-1A-2 Certificates,  on a pro rata basis in accordance with their respective  Certificate Principal Balances, an amount equal to the Class I-1A Principal  Distribution  Amount until the Certificate  Principal  Balances of each such class thereof are reduced to zero, (b) with respect to the sub-loan group I-2 mortgage  loans,  to the Class
                      I-2A-1  Certificates and the Class I-2A-2  Certificates,  on a pro rata basis in accordance with their respective
                      Certificate  Principal  Balances,  an amount  equal to the Class I-2A  Principal  Distribution  Amount  until the
                      Certificate  Principal  Balances  of each such class  thereof are  reduced to zero,  and (c) with  respect to the sub-loan group I-3 mortgage loans, to the Class I-3A-1 Certificates and the Class I-3A-2  Certificates,  on a pro
                      rata basis in accordance  with their  respective  Certificate  Principal  Balances,  an amount equal to the Class
                      I-3A  Principal  Distribution  Amount until the  Certificate  Principal  Balances of each such class  thereof are reduced to zero;

                  2.  To the Class I-M-1  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-M-1 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  3.  To the Class I-M-2  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-M-2 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  4.  To the Class I-B-1  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-1 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                  5.  To the Class I-B-2  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-2 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3  Certificates,  from any remaining  Principal  Distribution  Amount, the Class I-B-3 Principal
                      Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero.

         (C)      Notwithstanding  the provisions of clauses Second (A) and (B) above, if on any Distribution  Date the Certificates in a Sub-Loan Group of Loan Group I are no longer outstanding,  the portion of the Sub-Group I-1A Principal Distribution
                  Amount,  Sub-Group I-2A Principal  Distribution  Amount,  Sub-Group I-3A Principal  Distribution  Amount,  Class I-1A
                  Principal  Distribution  Amount,  Class I-2A Principal  Distribution  Amount,  or Class I-3A  Principal  Distribution
                  Amount,  as applicable,  otherwise  allocable to such Sub-Loan  Group will be allocated to the other Sub-Loan  Groups with outstanding  certificates,  on a pro rata basis, in accordance with such Sub-Loan Group's aggregate  Certificate
                  Principal Balance,  and will be distributed between the Certificates in the Sub-Loan Group in the manner set forth in
                  Second (A) or (B) above,  as applicable,  until the  Certificate  Principal  Balance of each such class is reduced to zero.

         Third,  from any Excess Cashflow,  to the Class I-A Certificates,  pro rata in accordance with the respective  amounts owed to each such Class,  (i) any Interest  Carry-forward  Amount for each such Class to the extent not fully paid pursuant to subclauses First
1 above and (ii) any Unpaid Realized Loss Amount for each such Class for such distribution date;

         Fourth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-M-1  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Fifth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-M-2  Certificates,  an  amount  equal  to (a)  any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Sixth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-B-1  Certificates,  an  amount  equal  to (a)  any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Seventh,  from any  remaining  Excess  Cashflow,  to the  Class  I-B-2  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Eighth,  from  any  remaining  Excess  Cashflow,  to the  Class  I-B-3  Certificates,  an  amount  equal  to (a) any  Interest
Carry-forward Amount, and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

         Ninth, from any remaining Excess Cashflow,  to the Class I-A Certificates,  any Basis Risk Shortfall  Carry-forward Amount for each such Class for such distribution date, pro rata, based on the Basis Risk Shortfall and Basis Risk Shortfall  Carry-forward  Amount owed to each such Class;

         Tenth,  from any  remaining  Excess  Cashflow,  to the Class  I-M-1,  Class I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates, in that order, any Basis Risk Shortfall Carry-forward Amount, in each case for such Class for such distribution date;

         Eleventh, from any remaining Excess Cashflow, to the Class B-IO certificates an amount specified in the Agreement; and

         Twelfth, any remaining amounts to the Class R Certificates.

         On each distribution  date, all amounts  representing  prepayment charges in respect of the group I mortgage loans received by the Trust  during the related  Prepayment  Period will be  withdrawn  from the  Distribution  Account  and shall not be  available  for distribution to the holders of the Group I Offered  Certificates and the Class I-B-3  Certificates.  Prepayment charges received by the
Trust with respect to the group I mortgage loans will be distributed to the Class I-XP Certificates as set forth in the Agreement.

         When a borrower  prepays all or a portion of a mortgage  loan  between Due Dates,  the  borrower  pays  interest on the amount prepaid only to the date of prepayment.  Accordingly,  an interest  shortfall will result equal to the difference between the amount of interest  collected and the amount of interest that would have been due absent such prepayment.  We refer to this interest shortfall as a Prepayment  Interest Shortfall.  Any Prepayment  Interest  Shortfalls  resulting from a prepayment in full or in part are required to be paid by the  applicable  Servicer,  but only to the extent that such amount does not exceed the aggregate of the  Servicing  Fees on the mortgage loans serviced by it on the applicable  distribution date. Any Prepayment  Interest  Shortfalls  required to be funded but not funded by the  applicable  Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate Master Servicing  Compensation  for the related mortgage loans for the applicable  distribution  date. None of the Servicers or the Master  Servicer are obligated to fund interest  shortfalls  resulting from the application of the Relief Act. The amount of the Master  Servicing  Compensation  and Servicing  Fees used to offset such  Prepayment  Interest  Shortfalls is referred to herein as Compensating Interest Payments.

Excess Spread and Overcollateralization Provisions

         Excess  Spread will be required to be applied as an Extra  Principal  Distribution  Amount with respect to the Group I Offered
Certificates and the Class I-B-3 Certificates whenever the Overcollateralization  Amount is less than the Overcollateralization  Target
Amount. If on any distribution date, after giving effect to allocations of the related Principal  Distribution  Amounts,  the aggregate
Certificate  Principal  Balance of the Group I Offered  Certificates  and the Class I-B-3  Certificates  exceeds the  aggregate  Stated
Principal  Balance  of the group I mortgage  loans for such  distribution  date,  the  Certificate  Principal  Balances  of the Group I
Subordinate  Certificates will be reduced, in inverse order of seniority  (beginning with the Class I-B-3  Certificates),  by an amount equal to such excess. If no Group I Subordinate  Certificates  remain  outstanding,  the Certificate  Principal Balances of the Group I
Senior  Certificates  will be  reduced,  with  respect to the  sub-loan  group I-1  mortgage  loans,  beginning  with the Class  I-1A-2
Certificates and then the Class I-1A-1  Certificates,  with respect to the sub-loan group I-2 mortgage loans,  beginning with the Class
I-2A-2 Certificates and then the Class I-2A-1 Certificates,  and with respect to the sub-loan group I-3 mortgage loans,  beginning with the Class  I-3A-2  Certificates  and then the Class I-3A-1  Certificates,  in each case by an amount equal to such excess and until the
Certificate Principal Balance of such class has been reduced to zero.  Any such reduction is an Applied Realized Loss Amount.

Pass-Through Rates for the Group I Offered Certificates

         The pass-through  rate per annum for the Group I Offered  Certificates and the Class I-B-3  Certificates  will be equal to the least of:

                  (i)      the  London  interbank  offered  rate for one month  United  States  dollar  deposits,  which we refer to as
         One-Month LIBOR, calculated as described below under “-Calculation of One-Month LIBOR” plus the related Margin,

                  (ii)     11.50% per annum, and

                  (iii)    the related Net Rate Cap.

Distributions on the Group II Certificates

         On each  distribution  date,  the  Available  Funds with  respect to each  Sub-Loan  Group  included  in Loan Group II will be distributed as follows:....

         (A)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-1 will be distributed to the Class II-1A-1,
Class II-1A-2 and Class II-1X-1 Certificates as follows:

                  first, to the Class II-1A-1,  Class II-1A-2 and Class II-1X-1 Certificates,  the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued  Certificate  Interest owed to each such class.  Accrued
         Certificate  Interest on the Class  II-1A-1,  Class  II-1A-2 and Class  II-1X-1  Certificates  is subject to  reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II
         Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-1A-1, Class II-1A-2 and Class II-1X-1 Certificates,  any Accrued Certificate Interest thereon remaining  undistributed from previous  distribution dates, pro rata, based on the undistributed  Accrued Certificate Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-1; and

                  third,  to the Class II-1A-1  Certificates  and the Class  II-1A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in  Sub-Loan  Group II-1 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group II-1, until each such Certificate Principal Balance has been reduced to zero.
         (B)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-2 will be distributed to the Class II-2A-1,
Class II-2A-2, Class II-2X-1 and Class II-2X-2 Certificates as follows:

                  first, to the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2  Certificates,  the Accrued Certificate
         Interest on each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.  Accrued Certificate  Interest on the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates
         is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described  under  “-Interest
         Distributions on the Group II Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates,  any Accrued Certificate
         Interest thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the  undistributed  Accrued
         Certificate Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-2; and

                  third,  to the Class II-2A-1  Certificates  and the Class  II-2A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in  Sub-Loan  Group II-2 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group II-2, until each such Certificate Principal Balance has been reduced to zero.

         (C)      On each  distribution  date,  the Available  Funds for Sub-Loan  Group II-3 will be distributed to the Class II-3A-1,
Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates as follows:

                  first, to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class
         II-3X-2  Certificates,  the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the
         Accrued  Certificate  Interest owed to each such class.  Accrued  Certificate  Interest on the Class  II-3A-1,  Class II-3A-2,
         Class II-3A-3,  Class  II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class II-3X-2  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II
         Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A-4,  Class II-3A-5, Class II-3X-1 and Class
         II-3X-2 Certificates,  any Accrued Certificate Interest thereon remaining  undistributed from previous distribution dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group II-3; and

                  third, concurrently and pro rata (i) first to the Class II-3A-1 Certificates,  the Class II-3A-2 Certificates,  Class
         II-3A-3  Certificates  and the  Class  II-3A-4  Certificates  sequentially,  in that  order,  and  (ii) to the  Class  II-3A-5
         Certificates,  in each case in  reduction  of their  Certificate  Principal  Balances,  based on each  respective  Certificate
         Principal  Balance,  as applicable,  the Senior Optimal  Principal Amount with respect to the Senior  Certificates in Sub-Loan
         Group II-3 for such  distribution  date, to the extent of remaining  Available Funds for Sub-Loan Group II-3,  until each such
         Certificate Principal Balance has been reduced to zero.

          (D)     Except as provided in paragraphs (E) and (F) below, on each  distribution  date on or prior to the distribution  date on which the Certificate  Principal Balances of the Group II Subordinate  Certificates are reduced to zero, such date being referred to herein as the Group II Cross-Over  Date, an amount equal to the sum of the remaining  Available  Funds for all Sub-Loan  Groups in Loan
Group II after the  distributions  set forth in paragraphs  (A) through (C) above,  will be distributed  sequentially  in the following order to the Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6, Class II-B-7, Class II-B-8, Class
II-B-9,  Class  II-B-10 and Class  II-B-11  Certificates,  in that order,  in each case up to an amount  equal to and in the  following order:  (a) the Accrued  Certificate  Interest  thereon  for such  distribution  date,  (b) any Accrued  Certificate  Interest  thereon remaining  undistributed  from previous  distribution  dates and (c) such class’s Allocable Share for such  distribution  date, in each case, to the extent of the remaining Available Funds for all Sub-Loan Groups in Loan Group II.

         (E)      On each distribution date prior to the Group II Cross-Over Date but after the reduction of the aggregate  Certificate
Principal  Balance of the Group II Senior  Certificates  in any  Certificate  Group or Groups of Loan Group II to zero,  the  remaining
Certificate  Groups in such Loan Group will be entitled to receive in  reduction of their  Certificate  Principal  Balances,  pro rata, based upon the aggregate  Certificate  Principal Balance of the Senior Certificates in each Certificate Group immediately prior to such distribution date, in addition to any Principal  Prepayments related to such remaining Senior  Certificates’  respective Sub-Loan Group allocated to such Senior  Certificates,  100% of the  Principal  Prepayments  on any group II mortgage  loan in the  Sub-Loan  Group or
Groups  relating to the fully paid  Certificate  Group or Groups.  Such  amounts  allocated  to Group II Senior  Certificates  shall be treated as part of the Available Funds for the related  Sub-Loan Group and distributed as part of the related Senior Optimal  Principal
Amount in accordance  with the priorities  set forth in clause third in each of paragraphs  (A) through (C) above,  in reduction of the
Certificate  Principal  Balances  thereof.  Notwithstanding  the  foregoing,  if (i) the weighted  average of the Group II  Subordinate
Percentages  on such  distribution  date  equals  or  exceeds  two times  the  initial  weighted  average  of the Group II  Subordinate
Percentages and (ii) the aggregate  Stated Principal  Balance of the group II mortgage loans in all Sub-Loan Groups  delinquent 60 days or more  (including  for this purpose any such  mortgage  loans in  foreclosure  and  mortgage  loans with respect to which the related mortgaged  property has been  acquired by the Trust),  averaged  over the last six months,  as a percentage of the sum of the aggregate
Certificate  Principal  Balance of the Group II  Subordinate  Certificates  does not exceed 100%,  then the  additional  allocation  of
Principal  Prepayments  to the Group II Senior  Certificates  in  accordance  with this  paragraph (E) will not be made and 100% of the
Principal  Prepayments  on any group II  mortgage  loan in the  Sub-Loan  Group  relating to the fully paid  Certificate  Group will be allocated to the Group II Subordinate Certificates.

         (F)      If on any distribution date on which the aggregate  Certificate Principal Balance of the Group II Senior Certificates
in a  Certificate  Group would be greater than the aggregate  Stated  Principal  Balance of the group II mortgage  loans in its related
Sub-Loan Group and any Group II Subordinate  Certificates are still outstanding,  in each case, after giving effect to distributions to be made on such  distribution  date, (i) 100% of amounts  otherwise  allocable to the Group II Subordinate  Certificates  in respect of principal will be distributed to such Group II Senior  Certificates in reduction of the Certificate  Principal Balances thereof,  until the aggregate  Certificate  Principal  Balance of such Group II Senior  Certificates is equal to the aggregate Stated Principal Balance of the mortgage loans in its related  Sub-Loan Group, and (ii) the Accrued  Certificate  Interest  otherwise  allocable to the Group II
Subordinate  Certificates  on such  distribution  date will be reduced and  distributed  to such Group II Senior  Certificates,  to the extent of any amount due and unpaid on such Group II Senior  Certificates,  in an amount equal to the Accrued Certificate  Interest for such distribution date on the excess of (x) the aggregate  Certificate  Principal Balance of such Group II Senior Certificates over (y)
the  aggregate  Stated  Principal  Balance of the group II mortgage  loans in the related  Sub-Loan  Group.  Any such  reduction in the
Accrued  Certificate  Interest  on the  Group  II  Subordinate  Certificates  will be  allocated  first  to the  Group  II  Subordinate
Certificates in reverse order of their respective  numerical  designations,  commencing with the Class II-B-11  Certificates.  If there exists more than one  undercollateralized  Certificate Group on a distribution date, amounts distributable to such  undercollateralized
Certificate Groups pursuant to this paragraph will be allocated between such  undercollateralized  Certificate  Groups, pro rata, based upon the amount by which their respective  aggregate  Certificate  Principal  Balances exceed the aggregate Stated Principal Balance of the group II mortgage loans in their respective Sub-Loan Groups.

         (G)      If, after  distributions  have been made pursuant to priorities  first and second of paragraphs (A) through (C) above on any  distribution  date,  the  remaining  Available  Funds for any Sub-Loan  Group of Loan Group II is less than the Senior  Optimal
Principal  Amount for that  Sub-Loan  Group,  the Senior  Optimal  Principal  Amount for that  Sub-Loan  Group shall be reduced by that amount,  and the remaining  Available  Funds for that Sub-Loan  Group will be  distributed  as principal  among the related  classes of
Senior Certificates in Loan Group II, pro rata, based on their respective Certificate Principal Balances.

         Payments made on a class of Certificates  with Available Funds from another  Sub-Loan Group are a type of credit  enhancement, which has the effect of providing limited cross-collateralization among the Sub-Loan Groups.

         On each  distribution  date,  any  Available  Funds  remaining  after  payment of  interest  and  principal  to the classes of
Certificates  entitled  thereto,  as  described  above,  will be  distributed  to the Class R  Certificates;  provided,  that if on any distribution  date there are any Available  Funds for any Sub-Loan Group included in Loan Group II remaining  after payment of interest and principal to the Group II Certificates  entitled thereto,  such amounts will be distributed to the other classes of Group II Senior
Certificates,  pro rata, based upon their respective  Certificate Principal Balances,  until all amounts due to all classes of Group II
Senior  Certificates  have been paid in full and then to any Group II Subordinate  Certificates  (unless otherwise  described  herein), before any  remaining  Available  Funds are  distributed  in  accordance  with this  paragraph to the Class R  Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution date, all amounts  representing  prepayment charges in respect of the group II mortgage loans received by the Trust  during the related  Prepayment  Period will be  withdrawn  from the  Distribution  Account  and shall not be  available  for distribution  to the  holders  of the Group II  Senior  Certificates  and the Group II  Subordinate  Certificates.  Prepayment  charges received by the Trust with respect to the group II mortgage loans will be distributed to the Class II-XP  Certificates  as set forth in the Agreement.

Distributions on the Group III Certificates

         On each  distribution  date,  the  Available  Funds with  respect to each  Sub-Loan  Group  included in Loan Group III will be distributed as follows:

         (A)      On each  distribution  date,  the Available  Funds for Sub-Loan Group III-1 will be distributed to the Class III-1A-1
Certificates and the Class III-1A-2 Certificates as follows:

                  first, to the Class III-1A-1  Certificates and the Class III-1A-2  Certificates,  the Accrued Certificate Interest on
         each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.
         Accrued Certificate  Interest on the Class III-1A-1  Certificates and the Class III-1A-2  Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto,  as described under “-Interest  Distributions on the Group
         II Certificate and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class III-1A-1  Certificates and the Class III-1A-2  Certificates,  any Accrued  Certificate  Interest
         thereon remaining  undistributed from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate
         Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group III-1; and

                  third, to the Class III-1A-1  Certificates  and the Class III-1A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in Sub-Loan  Group III-1 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group III-1, until each such Certificate Principal Balance has been reduced to zero.

         (B)      On each  distribution  date,  the Available  Funds for Sub-Loan Group III-2 will be distributed to the Class III-2A-1
Certificates and the Class III-2A-2 Certificates as follows:

                  first, to the Class III-2A-1  Certificates and the Class III-2A-2  Certificates,  the Accrued Certificate Interest on
         each such class for such  distribution  date,  pro rata,  based on the Accrued  Certificate  Interest owed to each such class.
         Accrued Certificate  Interest on the Class III-2A-1  Certificates and the Class III-2A-2  Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto,  as described under “-Interest  Distributions on the Group
         II Certificates and the Group III Certificates” below in this prospectus supplement;

                  second, to the Class III-2A-1  Certificates and the Class III-2A-2  Certificates,  any Accrued  Certificate  Interest
         thereon remaining  undistributed from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate
         Interest owed to each class, to the extent of remaining Available Funds for Sub-Loan Group III-2; and

                  third, to the Class III-2A-1  Certificates  and the Class III-2A-2  Certificates,  in reduction of their  Certificate
         Principal  Balances,  pro rata, based on each respective  Certificate  Principal Balance,  the Senior Optimal Principal Amount
         with  respect to the Senior  Certificates  in Sub-Loan  Group III-2 for such  distribution  date,  to the extent of  remaining
         Available Funds for Sub-Loan Group III-2, until each such Certificate Principal Balance has been reduced to zero.

         (C)      On each  distribution  date, the Available  Funds for Sub-Loan Group III-3 will be distributed to the Class III-3A-1,
Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates as follows:

                  first, to the Class  III-3A-1,  Class III-3A-2,  Class  III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2
         Certificates,  the Accrued Certificate  Interest on each such class for such distribution date, pro rata, based on the Accrued
         Certificate  Interest owed to each such class.  Accrued  Certificate  Interest on the Class III-3A-1,  Class  III-3A-2,  Class
         III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2 Certificates is subject to reduction in the event of certain Net
         Interest  Shortfalls  allocable  thereto,  as described under  “-Interest  Distributions  on the Group II Certificates and the
         Group III Certificates” below in this prospectus supplement;

                  second,  to the Class III-3A-1,  Class III-3A-2,  Class III-3A-3,  Class III-3A-4,  Class III-3X-1 and Class III-3X-2
         Certificates,  any Accrued Certificate  Interest thereon remaining  undistributed from previous  distribution dates, pro rata, based on the undistributed  Accrued  Certificate  Interest owed to each class, to the extent of remaining  Available Funds for
         Sub-Loan Group III-3; and

                  third,  concurrently  and pro  rata (i) to the  Class  III-3A-1,  Class  III-3A-2  and  Class  III-3A-3  Certificates
         sequentially,  in that order,  and (ii) to the Class  III-3A-4  Certificate,  in each case in reduction  of their  Certificate
         Principal Balances,  and based on each respective  Certificate Principal Balance, as applicable,  the Senior Optimal Principal
         Amount  with  respect  to the Senior  Certificates  in  Sub-Loan  Group  III-3 for such  distribution  date,  to the extent of remaining Available Funds for Sub-Loan Group III-3, until each such Certificate Principal Balance has been reduced to zero.

         (D)      Except as provided in paragraphs (E) and (F) below, on each  distribution  date on or prior to the distribution  date on which the Certificate  Principal  Balances of the Group III Subordinate  Certificates  are reduced to zero, such date being referred to herein as the Group III  Cross-Over  Date, an amount equal to the sum of the remaining  Available  Funds for all Sub-Loan  Groups in
Loan Group III after the  distributions  set forth in paragraphs  (A) through (C) above under the heading  “Distributions  of the Group
III Certificates”,  will be distributed  sequentially in the following order, to the Class III-B-1, Class III-B-2, Class III-B-3, Class
III-B-4,  Class  III-B-5 and Class III-B-6  Certificates,  in each case up to an amount equal to and in the  following  order:  (a) the
Accrued Certificate Interest thereon for such distribution date, (b) any Accrued Certificate  Interest thereon remaining  undistributed from previous  distribution  dates and (c) such class’s Allocable Share for such distribution  date, in each case, to the extent of the remaining Available Funds for all Sub-Loan Groups in Loan Group III.

         (E)      On each  distribution  date  prior to the  Group  III  Cross-Over  Date but  after  the  reduction  of the  aggregate
Certificate  Principal  Balance  of the Group III  Senior  Certificates  in any  Certificate  Group or  Groups to zero,  the  remaining
Certificate  Groups in such Loan Group will be entitled to receive in  reduction of their  Certificate  Principal  Balances,  pro rata, based upon the aggregate  Certificate  Principal Balance of the Senior Certificates in each Certificate Group immediately prior to such distribution date, in addition to any Principal  Prepayments related to such remaining Senior  Certificates’  respective Sub-Loan Group allocated to such Senior  Certificates,  100% of the  Principal  Prepayments  on any group III mortgage  loan in the Sub-Loan  Group or
Groups  relating to the fully paid  Certificate  Group or Groups.  Such  amounts  allocated to Group III Senior  Certificates  shall be treated as part of the Available Funds for the related  Sub-Loan Group and distributed as part of the related Senior Optimal  Principal
Amount in  accordance  with the  priorities  set forth in clause  third in each of  paragraphs  (A) through (C) above under the heading
“Distributions  on the Group III  Certificates,”  in reduction of the  Certificate  Principal  Balances  thereof.  Notwithstanding  the foregoing,  if (i) the weighted average of the Group III Subordinate  Percentages on such distribution date equals or exceeds two times the initial  weighted average of the Group III Subordinate  Percentages and (ii) the aggregate  Stated  Principal  Balance of the group
III  mortgage  loans in all  Sub-Loan  Groups  delinquent  60 days or more  (including  for this  purpose  any such  mortgage  loans in foreclosure  and mortgage  loans with respect to which the related  mortgaged  property has been acquired by the Trust),  averaged over the last six  months,  as a  percentage  of the sum of the  aggregate  Certificate  Principal  Balance  of the  Group  III  Subordinate
Certificates  does not exceed 100%,  then the additional  allocation of Principal  Prepayments to the Group III Senior  Certificates in
accordance  with this  paragraph  (E) will not be made and 100% of the  Principal  Prepayments  on any group III  mortgage  loan in the
Sub-Loan Group relating to the fully paid Certificate Group will be allocated to the Group III Subordinate Certificates.

         (F)      If on any  distribution  date  on  which  the  aggregate  Certificate  Principal  Balance  of the  Group  III  Senior
Certificates in a Certificate  Group would be greater than the aggregate  Stated  Principal  Balance of the group III mortgage loans in its related  Sub-Loan Group and any Group III Subordinate  Certificates  are still  outstanding,  in each case,  after giving effect to distributions to be made on such distribution date, (i) 100% of amounts otherwise  allocable to the Group III Subordinate  Certificates in respect of principal will be distributed to such Group III Senior  Certificates in reduction of the Certificate  Principal  Balances thereof,  until the aggregate  Certificate  Principal  Balance of such Group III Senior  Certificates is equal to the aggregate  Stated
Principal Balance of the mortgage loans in its related Sub-Loan Group, and (ii) the Accrued  Certificate  Interest otherwise  allocable to the Group III  Subordinate  Certificates  on such  distribution  date will be  reduced  and  distributed  to such  Group III  Senior
Certificates,  to the extent of any amount due and unpaid on such  Group III Senior  Certificates,  in an amount  equal to the  Accrued
Certificate  Interest for such  distribution  date on the excess of (x) the aggregate  Certificate  Principal Balance of such Group III
Senior  Certificates  over (y) the aggregate  Stated  Principal  Balance of the group III mortgage loans in the related Sub-Loan Group.
Any such reduction in the Accrued Certificate  Interest on the Group III Subordinate  Certificates will be allocated first to the Group
III  Subordinate  Certificates  in  reverse  order of their  respective  numerical  designations,  commencing  with the  Class  III-B-6
Certificates.  If there exists more than one  undercollateralized  Certificate Group on a distribution date,  amounts  distributable to such undercollateralized  Certificate Groups pursuant to this paragraph will be allocated between such undercollateralized  Certificate
Groups,  pro rata,  based upon the amount by which their  respective  aggregate  Certificate  Principal  Balances  exceed the aggregate
Stated Principal Balance of the group III mortgage loans in their respective Sub-Loan Groups.

         (G)      If, after  distributions  have been made pursuant to priorities  first and second of paragraphs (A) through (C) above under the heading  “Distributions  on the Group III  Certificates”  on any  distribution  date, the remaining  Available  Funds for any
Sub-Loan  Group in Loan  Group III is less than the Senior  Optimal  Principal  Amount  for that  Sub-Loan  Group,  the Senior  Optimal
Principal  Amount for that Sub-Loan Group shall be reduced by that amount,  and the remaining  Available  Funds for that Sub-Loan Group will be  distributed  as  principal  among the  related  classes of Senior  Certificates  in Loan Group III,  pro rata,  based on their respective Certificate Principal Balances.

         Payments made on a class of Certificates  with Available Funds from another  Sub-Loan Group are a type of credit  enhancement, which has the effect of providing limited cross-collateralization among the Sub-Loan Groups.

         On each  distribution  date,  any  Available  Funds  remaining  after  payment of  interest  and  principal  to the classes of
Certificates  entitled  thereto,  as  described  above,  will be  distributed  to the Class R  Certificates;  provided,  that if on any distribution  date there are any Available  Funds for any Sub-Loan Group included in Loan Group III remaining after payment of interest and  principal to the Group III  Certificates  entitled  thereto,  such amounts will be  distributed  to the other classes of Group III
Senior  Certificates,  pro rata, based upon their respective  Certificate  Principal Balances,  until all amounts due to all classes of
Group III Senior  Certificates have been paid in full based upon their respective  Certificate  Principal  Balances,  until all amounts due to all classes of Group II Senior  Certificates have been paid in full and then to any Group III Subordinate  Certificates  (unless otherwise  described  herein),  before any remaining  Available  Funds are distributed in accordance with this paragraph to the Class R
Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution  date, all amounts  representing  prepayment  charges in respect of the group III mortgage loans received by the Trust  during the related  Prepayment  Period will be withdrawn  from the  Distribution  Account and shall not be available  for distribution to the holders of the Group III Senior Certificates and the Group III Subordinate Certificates.

Interest Distributions on the Group II Certificates and the Group III Certificates

         Holders of each class of Group II Senior  Certificates and Group III Senior  Certificates will be entitled to receive interest distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date, to the extent of the
Available Funds for the related Sub-Loan Group for that distribution date.

         Holders of the Group II Subordinate  Certificates  will be entitled to receive  interest  distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date,  to the extent of the Available  Funds  remaining for all
Sub-Loan  Groups  included in Loan Group II on that  distribution  date after  distributions  of interest and principal to the Group II
Senior  Certificates  and  distributions  of interest and principal to any class of Group II Subordinate  Certificates  having a higher payment priority.

         Holders of the Group III Subordinate  Certificates  will be entitled to receive  interest  distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution  date,  to the extent of the Available  Funds  remaining for all
Sub-Loan Groups included in Loan Group III on that  distribution  date after  distributions  of interest and principal to the Group III
Senior  Certificates  and  distributions of interest and principal to any class of Group III Subordinate  Certificates  having a higher payment priority.

         As described in the definition of “Accrued  Certificate  Interest,” Accrued Certificate Interest on each class of certificates is subject to reduction in the event of specified interest shortfalls allocable thereto.

         When a Principal  Prepayment in full is made on a group II mortgage loan or group III mortgage  loan, the mortgagor is charged interest only for the period from the Due Date of the preceding  monthly  payment up to the date of the Principal  Prepayment,  instead of for a full  month.  When a partial  Principal  Prepayment  is made on a group II mortgage  loan or a group III  mortgage  loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made.  Interest  shortfalls resulting from Principal Prepayments in full or in part are referred to herein as “Prepayment Interest Shortfalls”.

         Any  Prepayment  Interest  Shortfalls  resulting  from  prepayments  in full or  prepayments in part made during the preceding calendar month that are being  distributed  to the holders of Group II  Certificates  or Group III  Certificates  on that  distribution date will be offset by the  related  Servicer,  but only to the extent  that those  Prepayment  Interest  Shortfalls  do not exceed the aggregate of the Servicing Fees on the group II mortgage loans or group III mortgage  loans,  as applicable,  serviced by such Servicer for the applicable  distribution date. Any Prepayment  Interest Shortfalls required to be funded but not funded by the related Servicer are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate Master Servicer compensation  for the  applicable  distribution  date. No assurance can be given that the Master  Servicing  compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.  Any Prepayment  Interest  Shortfalls which are not covered by the related  Servicer  or the Master  Servicer  on any  distribution  date will not be  reimbursed  on any future  distribution  date.  See
“Pooling and Servicing Agreement-Servicing and Other Compensation and Payment of Expenses” in this prospectus supplement.

         Accrued  Certificate  Interest may be further  reduced on each  distribution  date by application of the Relief Act or similar state  laws.  The Relief Act and  similar  state laws limit,  in certain  circumstances,  the  interest  rate  required to be paid by a mortgagor  in the  military  service to 6% per annum.  Neither the related  Servicer  nor the Master  Servicer  are  obligated  to fund interest shortfalls resulting from the Relief Act or similar state laws.

         Prepayment  Interest  Shortfalls,  to the extent not covered by the related  Servicer or the Master  Servicer  from  servicing compensation,  together with interest  shortfalls  due to the  application  of the Relief Act or similar state laws,  are  collectively referred to herein as “Net Interest Shortfalls”.

         Realized Losses on the group II mortgage loans will further reduce the Accrued  Certificate  Interest  payable to the Group II
Certificates on a distribution date; provided,  however,  that prior to the date on which the aggregate  Certificate Principal Balances of the Group II  Subordinate  Certificates  have been  reduced to zero,  the  interest  portion of Realized  Losses  will be  allocated sequentially to the Group II Subordinate  Certificates,  beginning with the class of Group II Subordinate  Certificates with the lowest payment  priority,  and will not reduce the  Accrued  Certificate  Interest  on the Group II Senior  Certificates.  Once the  aggregate
Certificate  Principal  Balances of the Group II Subordinate  Certificates  have been reduced to zero the interest  portion of Realized
Losses will be allocated to the Group II Senior Certificates related to the mortgage loans on which such Realized Losses occurred.

         Realized  Losses on the group III mortgage loans will further  reduce the Accrued  Certificate  Interest  payable to the Group
III  Certificates  on a distribution  date;  provided,  however,  that prior to the date on which the aggregate  Certificate  Principal
Balances  of the Group III  Subordinate  Certificates  have been  reduced to zero,  the  interest  portion of  Realized  Losses will be allocated sequentially to the Group III Subordinate  Certificates,  beginning with the class of Group III Subordinate Certificates with the lowest  payment  priority,  and will not reduce the Accrued  Certificate  Interest on the Group III Senior  Certificates.  Once the
aggregate  Certificate  Principal Balances of the Group III Subordinate  Certificates have been reduced to zero the interest portion of
Realized  Losses will be allocated to the Group III Senior  Certificates  related to the mortgage  loans on which such Realized  Losses occurred.

         If on any  distribution  date the  Available  Funds for any Sub-Loan  Group is less than Accrued  Certificate  Interest on the related Senior  Certificates for that  distribution  date,  prior to reduction for Net Interest  Shortfalls and the interest portion of
Realized  Losses on the related  mortgage  loans,  the shortfall  will be allocated  among the holders of each class of related  Senior
Certificates in proportion to the respective  amounts of Accrued  Certificate  Interest for that distribution date that would have been allocated thereto in the absence of such Net Interest  Shortfalls and/or Realized Losses for such distribution  date. In addition,  the amount of any such  interest  shortfalls  with respect to the  mortgage  loans in the related  Sub-Loan  Group will  constitute  unpaid
Accrued Certificate  Interest and will be distributable to holders of the related  Certificates  entitled to such amounts on subsequent distribution  dates,  to the  extent  of the  Available  Funds  for  the  related  Sub-Loan  Group  remaining  after  current  interest distributions  as described in this prospectus  supplement.  Any such amounts so carried  forward will not bear interest.  Any interest shortfalls  will not be offset by a reduction  in the  servicing  compensation  of the  Servicers or  otherwise,  except to the limited extent described in the fourth preceding paragraph with respect to Prepayment Interest Shortfalls.

         The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate  Interest  for the  Group  II  Offered
Certificates are as follows:

                  o   On or prior to the  distribution  date in March  2009,  the Class  II-1A  Certificates  will bear  interest  at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group II-1 mortgage loans  minus  approximately  0.586%  per  annum.  After the  distribution  date in March  2009,  the Class  II-1A
                      Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-1 mortgage loans.

                  o   On or prior to the  distribution  date in March 2009,  the Class  II-1X-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.586%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal Balance of the Class II-1A  Certificates.  After the distribution date in March
                      2009, the Class II-1X-1  Certificates  will not bear any interest and the pass-through  rate on the Class II-1X-1
                      Certificates will be equal to 0.00% per annum.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2A-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to the  lesser of (i)  5.650%  per annum and (ii) the net rates of the  sub-loan group II-2 mortgage loans.  After the distribution  date in April 2011, the Class II-2A-1  Certificates will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group
                      II-2 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2X-1  Certificates  will bear  interest at a variable  pass-through  rate  equal to the  excess,  if any,  of (i)  weighted  average  of the net  rates of the sub-loan group II-2 mortgage loans,  over (ii) the pass-through rate of the Class II-2A-1  Certificates  based on a notional  amount  equal to the  certificate  principal  balance of the Class  II-2A-1  Certificates.  After the distribution  date in April 2011, the Class II-2X-1  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2A-2  Certificates  will bear  interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the sub-loan  group II-2 mortgage loans  minus  approximately  0.394% per annum.  After the  distribution  date in April  2011,  the Class  II-2A-2
                      Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-2 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-2X-2  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.394%  per annum  based on a  notional  amount  equal to the
                      Certificate Principal Balance of the Class II-2A-2  Certificates.  After the distribution date in April 2011, the
                      Class  II-2X-2  Certificates  will not bear any  interest  and the  pass-through  rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011, the Class  II-3A-1,  Class  II-3A-2,  Class II-3A-3,  Class
                      II-3A-4 and Class II-3A-5  Certificates will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans minus approximately  0.543%,  0.293%,  0.293%,
                      0.293% and 0.293%,  respectively,  per annum. After the distribution date in April 2011, the Class II-3A-1, Class
                      II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5  Certificates  will  bear  interest  at a  variable pass-through rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-3X-1  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.250%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class II-3A-4  Certificates.
                      After the  distribution  date in April 2011,  the Class II-3X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in April 2011,  the Class  II-3X-2  Certificates  will bear  interest at a fixed  pass-through  rate  equal to  approximately  0.293%  per annum  based on a  notional  amount  equal to the aggregate  Certificate  Principal  Balance of the Class II-3A-1,  Class II-3A-2,  Class II-3A-3,  Class II-3A and
                      Class II-3A-4  Certificates.  After the distribution date in April 2011, the Class II-3X-2  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   The Class II-B  Certificates  will each bear  interest  at a  variable  pass-through  rate equal to the  weighted average of the weighted  average net rates for all the  Sub-Loan  Groups  included in Loan Group II,  weighted in proportion  to the  excess of the  aggregate  Stated  Principal  Balance  of each such  Sub-Loan  Group  over the aggregate Certificate Principal Balance of the Senior Certificates related to such Sub-Loan Group.

         The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate  Interest  for the Group  III  Offered
Certificates are as follows:

                  o   The Class III-1A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group III-1 mortgage loans.

                  o   The Class III-2A  Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the sub-loan group III-2 mortgage loans.

                  o   On or prior to the distribution  date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class
                      III-3A-4  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group III-3  mortgage  loans minus  approximately  0.217%,  0.420%,  0.420% and 0.217%, respectively,  per annum.  After the  distribution  date in May 2011, the Class III-3A-1,  Class III-3A-2,  Class
                      III-3A-3  and Class  III-3A-4  Certificates  will bear  interest  at a  variable  pass-through  rate equal to the weighted average of the net rates of the sub-loan group II-3 mortgage loans.

                  o   On or prior to the distribution  date in May 2011, the Class III-3X-1  Certificates will bear interest at a fixed pass-through  rate equal to  approximately  0.217% per annum based on a notional  amount  equal to the  aggregate
                      Certificate  Principal  Balance  of the Class  III-3A-1,  Class  III-3A-2,  Class  III-3A-3  and  Class  III-3A-4
                      Certificates.  After  the  distribution  date in May  2011,  the Class  III-3X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the distribution  date in May 2011, the Class III-3X-2  Certificates will bear interest at a fixed pass-through  rate equal to  approximately  0.203% per annum based on a notional  amount  equal to the  aggregate
                      Certificate Principal Balance of the Class III-3A-2 and Class III-3A-3 Certificates.  After the distribution date in May 2011, the Class III-3X-2  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   The Class III-B  Certificates  will each bear  interest  at a variable  pass-through  rate equal to the  weighted average of the weighted  average net rates for all the Sub-Loan  Groups  included in Loan Group III,  weighted in proportion  to the  excess of the  aggregate  Stated  Principal  Balance  of each such  Sub-Loan  Group  over the aggregate Certificate Principal Balance of the Senior Certificates related to such Sub-Loan Group.

         As described in this  prospectus  supplement,  the Accrued  Certificate  Interest  allocable to each class of  Certificates is based on the Certificate  Principal  Balance or Notional Amount of that class of  Certificates.  All  distributions  of interest on the
Group I Offered  Certificates  will be based on a 360-day  year and the  actual  number of days  elapsed  during the  related  Interest
Accrual Period.  All  distributions of interest on the Group II Certificates and the Group III Certificates  will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Group II Senior Certificates and the Group III Senior Certificates

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-1A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (A) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority third,  the Available Funds for Sub-Loan Group II-1 remaining after the  distribution of interest on the Class II-1A
Certificates  and the Class  II-1X-1  Certificates  will be allocated  to such  Certificates  in an aggregate  amount not to exceed the
Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-2A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (B) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan  Group II-2  remaining  after the  distribution  of interest on the Class
II-2A, Class II-2X-1  Certificates and Class II-2X-2  Certificates will be allocated to such Certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance  of the Class  II-3A  Certificates  will be made on each distribution  date pursuant to priority third above of clause (C) under  “-Distributions  on the Group II  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan  Group II-3  remaining  after the  distribution  of interest on the Class
II-3A,  Class II-3X-1 and Class II-3X-2  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the
Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         In addition,  if on any  distribution  date the aggregate  Certificate  Principal  Balance of any class or classes of Group II
Senior  Certificates  would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related Sub-Loan Group, amounts  otherwise  allocable to the Group II Subordinate  Certificates  (other than the  subordinated  interest only  certificates) in respect of principal  will be  distributed  to such class or classes of Group II Senior  Certificates  in reduction of the  Certificate
Principal Balances thereof in accordance with paragraph (F) under “-Distributions on the Group II Certificates.”

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-1A  Certificates  will be made on each distribution date pursuant to priority third above of clause (A) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-1  remaining  after the  distribution  of interest on the Class
III-1A  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior Optimal  Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-2A  Certificates  will be made on each distribution date pursuant to priority third above of clause (B) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-2  remaining  after the  distribution  of interest on the Class
III-2A  Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior Optimal  Principal Amount for the related Sub-Loan Group for such distribution date.

         Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class  III-3A  Certificates  will be made on each distribution date pursuant to priority third above of clause (C) under  “-Distributions  on the Group III  Certificates.” In accordance with such priority  third,  the Available  Funds for Sub-Loan Group III-3  remaining  after the  distribution  of interest on the Class
III-3A  Certificates and the Class III-3X-1  Certificates and Class III-3X-2  Certificates will be allocated to such Certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related Sub-Loan Group for such distribution date.

         In addition,  if on any distribution  date the aggregate  Certificate  Principal  Balance of any class or classes of Group III
Senior  Certificates  would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related Sub-Loan Group, amounts  otherwise  allocable to the Group III  Subordinate  Certificates  in respect of principal will be distributed to such class or classes of Group III Senior  Certificates in reduction of the Certificate  Principal  Balances thereof in accordance with paragraph (F)
under “-Distributions on the Group III Certificates.”

         The definition of Senior Optimal  Principal  Amount  allocates the entire amount of prepayments and certain other  unscheduled recoveries  of principal  with respect to the  mortgage  loans in the related  Sub-Loan  Group based on the related  Senior  Prepayment
Percentage,  rather than the related  Senior  Percentage,  which is the  allocation  concept used for scheduled  payments of principal.
While the related Senior Percentage  allocates  scheduled payments of principal between the Senior  Certificates  related to a Sub-Loan
Group and the  percentage  interest of such Loan Group  evidenced  by the related  Subordinate  Certificates  on a pro rata basis,  the
Senior  Prepayment  Percentage  allocates  100% of the  unscheduled  principal  collections to the Senior  Certificates  of the related
Sub-Loan  Group on each  distribution  date for the first seven years after the Closing Date with a reduced but still  disproportionate percentage of unscheduled  principal  collections  being  allocated to the Senior  Certificates  of a Sub-Loan Group over an additional four year period (subject to certain  subordination  levels being attained and certain loss and delinquency test being met);  provided, however,  that if on any distribution  date the current  weighted  average of the Subordinate  Percentages of the related Loan Group is equal to or greater than two times the weighted  average of the initial  Subordinate  Percentages of the related Loan Group and certain loss and delinquency tests described in the definition of Senior Prepayment  Percentage are met, the related  Subordinate  Certificates will receive,  on or prior to the  distribution  date  occurring in June 2009, 50% (and after the  distribution  date occurring in June
2009,  100%) of the related  Subordinate  Percentage of  prepayments  on the mortgage  loans in the related  Sub-Loan  Group during the related  Prepayment  Period;  provided,  further,  that if on any distribution date the Senior  Percentage for the related  Certificate
Group  exceeds the related  Senior  Percentage  as of the Cut-off  Date,  then all  prepayments  received on the mortgage  loans in the related Sub-Loan Group during the related  Prepayment  Period will be allocated to the Senior  Certificates in such Certificate  Group.
The  disproportionate  allocation of unscheduled  principal  collections  will have the effect of accelerating  the amortization of the related Senior  Certificates while, in the absence of Realized Losses,  increasing the respective  percentage interest in the principal balance of the mortgage loans in each Sub-Loan Group evidenced by the Subordinate  Certificates.  Increasing the respective  percentage interest in a Sub-Loan Group of the related  Subordinate  Certificates  relative to that of the related Senior Certificates is intended to preserve the availability of the subordination provided by the related Subordinate Certificates.

         The initial Senior  Percentage for each  Certificate  Group with respect to the group II mortgage loans will be  approximately
91.75%.  The initial Senior  Percentage for each  Certificate  Group with respect to the group III mortgage loans will be approximately
92.65%.  For purposes of all principal  distributions  described  above and for  calculating  the applicable  Senior Optimal  Principal
Amount,  Senior Percentage and Senior Prepayment  Percentage,  the applicable  Certificate  Principal Balance for any distribution date shall be determined  before the  allocation of losses on the mortgage loans in the mortgage pool to be made on such  distribution  date as described under “-Allocation of Losses; Subordination” below.

Principal Distributions on the Group II Subordinate Certificates and Group III Subordinate Certificates

         All unscheduled  principal  collections on the mortgage loans not otherwise  distributable to the Group II Senior Certificates will be allocated on a pro rata basis among the class of Group II  Subordinate  Certificates  with the highest  payment  priority  then outstanding and each other class of Group II Subordinate  Certificates for which certain loss levels  established for such class in the
Agreement  have not been exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class II-B-1,  Class
II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8, Class II-B-9, Class II-B-10 and Class
II-B-11  Certificates,  respectively,  only if the sum of the current percentage  interests in the group II mortgage loans evidenced by such class and each class,  if any,  subordinate  thereto  were at least equal to the sum of the initial  percentage  interests  in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under  “-Principal  Distributions on the Group II Senior  Certificates and Group III Senior  Certificates,”
unless the amount of subordination  provided to the Group II Senior Certificates by the Group II Subordinate  Certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency  tests are satisfied,  on each distribution date during the first seven years after the Closing Date, the entire amount of any prepayments and certain other  unscheduled  recoveries of principal with respect to the group II mortgage loans in a Sub-Loan  Group will be allocated to the Group II Senior  Certificates  in the related  Certificate
Group,  with such allocation to be subject to further  reduction over an additional four year period  thereafter,  as described in this prospectus supplement.

         All unscheduled principal  collections on the mortgage loans not otherwise  distributable to the Group III Senior Certificates will be allocated on a pro rata basis among the class of Group III  Subordinate  Certificates  with the highest  payment  priority then outstanding  and each other class of Group III  Subordinate  Certificates  for which certain loss levels  established for such class in the Agreement  have not been  exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class  III-B-1,
Class  III-B-2,  Class  III-B-3,  Class  III-B-4,  Class III-B-5 or Class III-B-6  Certificates,  respectively,  only if the sum of the current percentage  interests in the group III mortgage loans evidenced by such class and each class, if any,  subordinate thereto were at least equal to the sum of the initial  percentage  interests in the group III mortgage loans evidenced by such class and each class, if any, subordinate thereto.

         As described above under  “-Principal  Distributions on the Group II Senior  Certificates and Group III Senior  Certificates,”
unless the amount of  subordination  provided to the Group III Senior  Certificates by the Group III Subordinate  Certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency  tests are satisfied,  on each  distribution  date during the first seven years after the Closing Date, the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the group III  mortgage  loans in a Sub-Loan  Group will be allocated  to the Group III Senior  Certificates  in the related
Certificate  Group,  with such  allocation  to be subject to further  reduction  over an  additional  four year period  thereafter,  as described in this prospectus supplement.

         The initial  Subordinate  Percentages  for each Sub-Loan  Group  included in Loan Group II will be  approximately  8.25%.  The initial Subordinate Percentages for each Sub-Loan Group included in Loan Group III will be approximately 7.35%.

         For purposes of all principal  distributions  described above and for calculating the applicable Subordinate Optimal Principal
Amount,  Subordinate  Percentage and  Subordinate  Prepayment  Percentage for each Loan Group,  the  applicable  Certificate  Principal
Balance for any  distribution  date shall be determined  before the allocation of losses on the related  mortgage loans in the mortgage pool to be made on such distribution date as described under “-Allocation of Losses; Subordination” in this prospectus supplement.

Monthly Advances

         If the  scheduled  payment on a  mortgage  loan which was due on a related  Due Date is  delinquent  other than as a result of application of the Relief Act or similar state law, the related  Servicer will be required to remit to the Securities  Administrator on the date specified in the applicable  Servicing  Agreement an amount equal to such delinquency,  net of the Servicing Fee except to the extent the related Servicer  determines any such advance to be nonrecoverable  from Liquidation  Proceeds,  Insurance  Proceeds or from future  payments on the mortgage  loan for which such advance was made.  Subject to the  foregoing,  such  advances will be made by the
Servicers or subservicers,  if applicable,  through final disposition or liquidation of the related mortgaged  property,  or until such time as specified in the applicable Servicing Agreement.  Failure by the related Servicer to remit any required advance,  which failure goes  unremedied for the number of days  specified in the applicable  Servicing  Agreement,  will  constitute an event of default under such Servicing  Agreement.  Such event of default shall then obligate the Master Servicer as successor servicer (or the Trustee, in the case that Wells Fargo is the defaulting  Servicer) to advance such amounts to the  Distribution  Account to the extent  provided in the
Agreement.  Any failure of the Master  Servicer to make such  advances  would  constitute  an Event of Default as discussed  under “The
Agreements-Events  of Default and Rights Upon Event of  Default”  in the  prospectus.  The  Trustee,  as  successor  servicer or master servicer,  as applicable,  will be required to make an advance which Wells Fargo,  as Servicer,  or the Master Servicer was required to make but failed to do so, as provided in the Agreement.

         All Monthly Advances will be reimbursable to the party making such Monthly Advance from late collections,  Insurance  Proceeds and  Liquidation  Proceeds  from the mortgage loan as to which the  unreimbursed  Monthly  Advance was made.  In addition,  any Monthly
Advances  previously  made in respect of any mortgage loan that are deemed by the related  Servicer,  subservicer or Master Servicer to be nonrecoverable  from related late  collections,  Insurance  Proceeds or Liquidation  Proceeds may be reimbursed to such party out of any funds in the Distribution Account prior to the distributions on the Certificates.

Allocation of Realized Losses; Subordination

General

         Subordination  provides the holders of Certificates  having a higher payment priority with protection  against Realized Losses on the  mortgage  loans.  In general,  this loss  protection  is  accomplished  by  allocating  any  Realized  Losses among the related
Subordinate  Certificates,  beginning  with the  Subordinate  Certificates  with the  lowest  payment  priority  until the  Certificate
Principal  Balance of that class of Subordinate  Certificates  has been reduced to zero. In the case of the Group I Certificates  only, only those Realized Losses in excess of available Excess Spread and the current  Overcollateralization  Amount will be allocated to the
Group I Subordinate Certificates.

         With respect to any defaulted mortgage loan that is finally liquidated  through  foreclosure sale,  disposition of the related mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu  of foreclosure or otherwise,  the amount of loss realized,  if any, will equal the portion of the unpaid  principal  balance  remaining,  if any, plus interest thereon through the last day of the month in which such  mortgage  loan was finally  liquidated,  after  application  of all amounts  recovered  (net of amounts reimbursable to the related  Servicer or Master Servicer for Monthly  Advances,  Servicing Fees,  servicing  advances and certain other amounts  specified in the applicable  Servicing  Agreement)  towards  interest and principal  owing on the mortgage loan. The amount of such loss  realized on a mortgage  loan,  together  with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage  loan is referred to in this prospectus supplement as a Realized Loss.

         There are two types of Bankruptcy  Losses that can occur with respect to a mortgage loan.  The first type of Bankruptcy  Loss, referred to in this prospectus  supplement as a Deficient Valuation,  results if a court, in connection with a personal bankruptcy of a mortgagor,  establishes  the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage  loan secured by such  mortgaged  property.  In such a case,  the holder of such  mortgage  loan would  become an  unsecured  creditor to the extent of the difference  between the unpaid principal  balance of such mortgage loan and such reduced  unsecured debt. The second type of Bankruptcy Loss,  referred to in this prospectus  supplement as a Debt Service  Reduction,  results from a court reducing the amount of the monthly payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

         The principal  portion of Debt Service  Reductions will not be allocated in reduction of the Certificate  Principal Balance of any class of  Certificates.  As a result of the  subordination  of the  Subordinate  Certificates in right of distribution of available funds to the related  Senior  Certificates,  any Debt  Service  Reductions  relating to mortgage  loans in the related  Loan Group will generally be borne by the  Subordinate  Certificates  (to the extent then  outstanding) in inverse order of priority.  However,  in the case of the group II  certificates,  after the Group II Cross-Over Date, the amounts  distributable  under clause (1) of the definition of Senior  Optimal  Principal  Amount  for each  Sub-Loan  Group  included  in Loan  Group II will be reduced by the amount of any Debt
Service  Reductions  applicable  to the  group II  mortgage  loans of the  related  Sub-Loan  Group,  and in the case of the  group III certificates,  after the Group III  Cross-Over  Date,  the amounts  distributable  under clause (1) of the definition of Senior Optimal
Principal  Amount for each  Sub-Loan  Group  included  in Loan Group III will be reduced by the amount of any Debt  Service  Reductions available to the group III mortgage loans of the related  Sub-Loan Group.  Regardless of when they occur,  Debt Service  Reductions may reduce the amount of available funds for a Sub-Loan Group that would otherwise be available for distribution on a distribution date.

         In the event  that the  related  Servicer,  the  Master  Servicer  or any  sub-servicer  recovers  any  amount in respect of a
Liquidated  Mortgage Loan with respect to which a Realized Loss has been incurred after  liquidation  and  disposition of such mortgage loan, any such amount,  which is referred to in this  prospectus  supplement as a Subsequent  Recovery,  will be distributed as part of available  funds in accordance  with the priorities  described  under  “Description  of the  Certificates-Distributions  on the Group I
Certificates,”  “Distributions  on the Certificates on the Group II Certificates”  and  “Distributions on the Certificates on the Group
III  Certificates”  in this  prospectus  supplement.  Additionally,  the  Certificate  Principal  Balance of each class of  Subordinate
Certificates  that has been reduced by the allocation of a Realized Loss to such Certificate will be increased,  in order of seniority, by the amount of such Subsequent  Recovery,  but not in excess of the amount of any Realized Losses previously  allocated to such class of Certificates and not previously  offset by Subsequent  Recoveries.  Holders of such Certificates will not be entitled to any payment in respect of interest on the amount of such increases for an Interest  Accrual Period  preceding the  distribution  date on which such increase occurs.

         Any allocation of a principal  portion of a Realized Loss to a Certificate will be made by reducing the Certificate  Principal
Balance  thereof by the amount so  allocated  as of the  distribution  date in the month  following  the  calendar  month in which such
Realized Loss was incurred.

         An  allocation of a Realized  Loss on a pro rata basis among two or more classes of  Certificates  means an allocation to each such class of Certificates on the basis of its then outstanding  Certificate  Principal Balance prior to giving effect to distributions to be made on such distribution date.

Allocation of Realized Losses on the Group I Certificates

         The  Applied  Realized  Loss  Amount  for the  group I  mortgage  loans,  to the  extent  not  covered  by Excess  Spread  and
Overcollateralization,  shall be  allocated  first to the  Class  I-B-3,  Class  I-B-2,  Class  I-B-1,  Class  I-M-2  and  Class  I-M-1
certificates,  in that order (so long as their respective  Certificate Principal Balances have not been reduced to zero) and thereafter
Realized  Losses on the group I mortgage  loans will be allocated,  in the case of realized  losses on the sub-loan  group I-1 mortgage loans,  first to the Class I-1A-2  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero, and then to the Class I-1A-1  Certificates  until the  Certificate  Principal  Balance  thereof has been  reduced to zero,  in the case of realized losses on the sub-loan  group I-2 mortgage  loans,  first to the Class I-2A-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and then to the Class I-2A-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero, and, in the case of realized losses on the sub-loan group I-3 mortgage loans,  first to the Class I-3A-2  Certificates until the  Certificate  Principal  Balance  thereof  has been  reduced to zero,  and then to the Class  I-3A-1  Certificates  until the
Certificate  Principal Balance thereof has been reduced to zero. Such  subordination  will increase the likelihood of timely receipt by the holders of the Group I Certificates  with higher relative  payment priority of the maximum amount to which they are entitled on any distribution  date and will provide such holders  protection  against  losses  resulting from defaults on group I mortgage loans to the extent  described in this prospectus  supplement.  The Depositor will allocate a loss to a certificate by reducing its principal amount by the amount of the loss.

Allocation of Realized Losses on the Group II Certificates

         The  principal  portion of Realized  Losses on the group II  mortgage  loans will be  allocated  on any  distribution  date as follows:  first,  to the  Class  II-B-11  Certificates;  second,  to the  Class  II-B-10  Certificates;  third,  to  the  Class  II-B-9
Certificates;  fourth,  to the Class  II-B-8  Certificates;  fifth,  to the  Class  II-B-7  Certificates;  sixth,  to the Class  II-B-5
Certificates;  seventh,  to the Class  II-B-4  Certificates;  eighth,  to the Class  II-B-3  Certificates;  ninth,  to the Class II-B-2
Certificates;  and tenth,  to the Class II-B-1  Certificates;  in each case until the Certificate  Principal  Balance of such class has been reduced to zero.  Thereafter,  the principal  portion of Realized Losses on the group II mortgage loans in each Loan Group will be allocated on any  distribution  date to the Senior  Certificates  (other than the related group II interest only  certificates)  in the related  Certificate  Group.  The principal  portion of any Realized  Losses that are allocated to the  Certificates  in Sub-Loan Group
II-1 will be allocated  first to the Class II-1A-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero,  and then to the Class  II-1A-1  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero.  The principal  portion of any Realized Losses that are allocated to the  Certificates in Sub-Loan Group II-2 will be allocated first to the
Class II-2A-2  Certificates  until the  Certificate  Principal  Balance  thereof has been reduced to zero and then to the Class II-2A-1
Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero. The principal  portion of any Realized Losses that are allocated to the  Certificates  in Sub-Loan  Group II-3 will be allocated  first to the Class II-3A-5  Certificates  until the
Certificate Principal Balance thereof has been reduced to zero, and then to the Class II-3A-4,  Class II-3A-3,  Class II-3A-2 and Class
II-3A-1  Certificates,  on a pro rata  basis,  in each  case  based on their  respective  Certificate  Principal  Balances,  until  the
Certificate  Principal  Balances  thereof have been  reduced to zero.  Once any of the Class  II-1A-1  Certificates  and Class  II-1A-2
Certificates,  in the aggregate,  Class II-2A-1 Certificates and Class II-2A-2 Certificates,  in the aggregate, or Class II-3A-1, Class
II-3A-2,  Class  II-3A-3,  Class II-3A-4 and Class II-3A-5  Certificates,  in the  aggregate,  have been reduced to zero, the principal portion  of  Realized  Losses  on the  mortgage  loans in the  related  Sub-Loan  Group  (if any) will be  allocated  to the  remaining outstanding  Senior  Certificates  of the other  Certificate  Groups,  pro rata,  based upon  their  respective  Certificate  Principal
Balances.

         No  reduction  of the  Certificate  Principal  Balance  on a  distribution  date of any  class  of (i)  Group  II  Subordinate
Certificates  will be made on any  distribution  date on account of Realized  Losses on the group II mortgage  loans to the extent that such allocation would result in the reduction of the aggregate  Certificate  Principal Balances of all Group II Certificates as of such distribution  date, after giving effect to all  distributions  and prior  allocations of Realized Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group II mortgage loans as of the first day of the month of such distribution  date and (ii) Group II Senior  Certificates of a Certificate Group shall be made on any distribution date on account of Realized  Losses in the related  Sub-Loan Group to the extent that such reduction  would have the effect of reducing the Certificate  Principal  Balance of such Certificate  Group as of such distribution date to an amount less than the Stated Principal
Balances of the group II mortgage loans in the related  Sub-Loan Group as of the related Due Date. The limitation  described in clauses
(i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group II.

Allocation of Realized Losses on the Group III Certificates

         The  principal  portion of Realized  Losses on the group III  mortgage  loans will be allocated  on any  distribution  date as follows:  first,  to the  Class  III-B-6  Certificates;  second,  to the  Class  III-B-5  Certificates;  third,  to the  Class  III-B-4
Certificates;  fourth, to the Class III-B-3  Certificates;  fifth, to the Class III-B-2  Certificates;  and sixth, to the Class III-B-1
Certificates;  in each case until the Certificate Principal Balance of such class has been reduced to zero.  Thereafter,  the principal portion of Realized Losses on the group III mortgage loans in each related  sub-Loan Group will be allocated on any  distribution  date to the Senior  Certificates  (other than the group III interest only  certificates)  in the related  Certificate  Group.  The principal portion of any Realized  Losses that are allocated to the  Certificates  in Sub-Loan  Group III-1 will be allocated  first to the Class
III-1A-2  Certificates  until the  Certificate  Principal  Balance  thereof has been  reduced to zero,  and then to the Class  III-1A-1
Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero. The principal  portion of any Realized Losses that are allocated to the  Certificates  in Sub-Loan Group III-2 will be allocated first to the Class III-2A-2  Certificates  until the
Certificate  Principal  Balance  thereof has been reduced to zero and then to the Class  III-2A-1  Certificates  until the  Certificate
Principal  Balance  thereof  has been  reduced to zero.  The  principal  portion  of any  Realized  Losses  that are  allocated  to the
Certificates  in Sub-Loan  Group III-3 will be allocated  first to the Class  III-3A-4  Certificates  until the  Certificate  Principal
Balance  thereof has been reduced to zero and then to the Class  III-3A-1,  Class  III-3A-2 and Class III-3A-3  Certificates,  on a pro
rata basis, in each case based on their respective  Certificate  Principal Balances,  until the Certificate  Principal Balances thereof have been reduced to zero.  Once any of the Class III-1A-1  Certificates  and Class  III-1A-2  Certificates,  in the  aggregate,  Class
III-2A-1 Certificates and Class III-2A-2 Certificates,  in the aggregate, or Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class
III-3A-4 Certificates,  in the aggregate,  have been reduced to zero, the principal portion of Realized Losses on the mortgage loans in the related  Sub-Loan  Group (if any) will be allocated to the  remaining  outstanding  Senior  Certificates  of the other  Certificate
Groups, pro rata, based upon their respective Certificate Principal Balances.

         No  reduction  of the  Certificate  Principal  Balance  on a  distribution  date of any  class of (i)  Group  III  Subordinate
Certificates  will be made on any  distribution  date on account of Realized  Losses on the group III mortgage loans to the extent that such  allocation  would result in the reduction of the aggregate  Certificate  Principal  Balances of all Group III  Certificates as of
such  distribution  date, after giving effect to all  distributions  and prior allocations of Realized Losses on the group III mortgage loans on such date,  to an amount less than the aggregate  Stated  Principal  Balance of all of the group III mortgage  loans as of the first day of the month of such  distribution  date and (ii) Group III Senior  Certificates of a Certificate  Group shall be made on any distribution  date on account of Realized Losses in the related  Sub-Loan Group to the extent that such reduction would have the effect of reducing  the  Certificate  Principal  Balance of such  Certificate  Group as of such  distribution  date to an amount less than the
Stated  Principal  Balances of the group III mortgage  loans in the related  Sub-Loan  Group as of the related Due Date. The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group III.

Cross-Collateralization

         Notwithstanding  the  foregoing,  on any  distribution  date  on  which  the  Certificate  Principal  Balance  of the  Group I
Subordinate  Certificates,  the Group II Subordinate  Certificates or the Group III Subordinate  Certificates have been reduced to zero and a Realized Loss that is a Special  Hazard Loss is to be allocated to the related Senior  Certificates,  such loss will be allocated among such Senior  Certificates  and the most  subordinate  outstanding  class of non-related  Subordinate  Certificates  on a pro rata basis,  based on the Certificate  Principal Balances thereof.  In such event, the Senior  Certificates in a Loan Group may be allocated a portion of Special Hazard Losses on the mortgage loans from the other non-related loan group.

                                                           THE CAP CONTRACTS

         The Trustee,  on behalf of the Trust,  will enter into one or more cap contracts  that provide for payments to the  Securities
Administrator with respect to the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2, Class I-M-1,
Class  I-M-2,  Class  I-B-1,  Class  I-B-2 and  Class  I-B-3  Certificates,  or Cap  Contracts,  with ABN AMRO  Bank  N.V.,  or the Cap
Counterparty,  for the benefit of the holders of the Class I-1A-1,  Class  I-1A-2,  Class I-2A-1,  Class  I-2A-2,  Class I-3A-1,  Class
I-3A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates.  Each of the Class I-1A-1,  Class I-1A-2,
Class  I-2A-1,  Class  I-2A-2,  Class  I-3A-1,  Class  I-3A-2,  Class  I-M-1,  Class I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates  will receive the benefit of payments from the related Cap  Contract,  except that the Class I-M-1,  the Class I-M-2,  the
Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates  also may receive  payments from the Cap Contracts  related to the Class
I-A  Certificates.  The Cap Contracts are intended to provide  partial  protection  to the Class  I-1A-1,  Class I-1A-2,  Class I-2A-1,
Class I-2A-2,  Class I-3A-1,  Class I-3A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates in the
event that the  pass-through  rate  applicable  to such  classes of  Certificates  is limited by the  related Net Rate Cap and to cover certain interest shortfalls.

         ABN AMRO Bank N.V., or ABN AMRO, a public limited  liability  company  incorporated  under the laws of The Netherlands,  is an international  banking group  offering a wide range of banking  products and financial  services on a global basis through a network of
3,557 offices and branches in 58 countries and  territories as of year-end  2005. ABN AMRO is one of the largest  banking groups in the world,  with total  consolidated  assets of € 880.8 billion at December 31, 2005.  As of the date of this  prospectus  supplement,  ABN
AMRO’s senior unsecured debt obligations are rated “AA-“ by Standard & Poor’s and ”Aa3” by Moody’s.

         Additional  information,  including  the most recent form 20-F for the year ended  December 31, 2005 of ABN AMRO Holding N.V., the parent company of ABN AMRO, and additional  quarterly and current reports filed with the Securities and Exchange  Commission by ABN
AMRO Holding N.V., may be obtained upon written request to ABN ARMO Bank N.V., ABN AMRO Investor  Relations  Department,  Hoogoorddreef
66-68,  P.O.  Box  283,  1101 BE  Amsterdam,  The  Netherlands.  Except  for the  information  provided  in this  paragraph  and in the immediately  preceding paragraph,  neither the Cap Counterparty nor ABN AMRO Holding N.V. have been involved in the preparation of, and do not accept responsibility for, this prospectus supplement or the accompanying prospectus.

         On or prior to each  distribution  date through and  including  the  distribution  date set forth in the related Cap Contract, payments under the related Cap Contract will be made to the Securities  Administrator,  under an account  established and maintained by the  Securities  Administrator,  for the benefit of the holders of the related  Certificates.  The Class I-M-1,  the Class  I-M-2,  the
Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates  also may receive  payments  under the Cap  Contracts for the Class I-A
Certificates.  The payment to be made by the Cap  Counterparty  under each Cap Contract  will be equal to the interest  accrued  during the  Interest  Accrual  Period on the related  notional  balance at a rate equal to the excess of (i)  One-Month  LIBOR,  over (ii) the strike rate set forth in Annex I. The notional  balance will be equal to the lesser of (i) the  Certificate  Principal  Balance of such class of Certificates for the related distribution date and (ii) the related certificate notional amount set forth in Annex I.

         On each  distribution  date,  amounts  received  under each Cap  Contract  with respect to the Group I  Certificates  and with respect to such distribution date will be allocated in the following order of priority:

                  first,  to the holders of the related class of  Certificates,  the payment of any Basis Risk Shortfall  Carry-forward
         Amount for such distribution date;

                  second, from any remaining amounts,  to the holders of the related class of Certificates,  the payment of any Current
         Interest and Interest  Carry-forward  Amount for such class to the extent not covered by Interest Funds or Excess  Cashflow on such distribution date;

                  third, from any excess amounts  available from the Cap Contract relating to the Class I-A Certificates,  to the Class
         I-M-1, the Class I-M-2, the Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates,  in that order, to the extent not paid pursuant to clauses first or second above; and

                  fourth, from any remaining amounts, for deposit into the Reserve Fund, allocated as further described herein.

         On each  distribution  date,  amounts on deposit in the Reserve Fund for the benefit of the related Group I Certificates  will be allocated first to the Class I-A  Certificates,  pro rata,  based on the current Realized Losses and any Unpaid Realized Loss Amount for each such class for such  distribution  date,  and then to the Class  I-M-1,  Class I-M-2,  Class I-B-1,  the Class I-B-2 and Class
I-B-3  Certificates,  in that order, to pay any current  Realized  Losses and any Unpaid  Realized Loss Amount,  in each case, for such class and for such  distribution  date.  Any  remaining  amounts on  deposit  in the  Reserve  Fund on such  Distribution  Date will be distributed as described in the Agreement.

         The Cap Contracts with respect to the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1,  Class I-3A-2,
Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  terminate after the distribution date occurring in
April 25, 2011.

         The  Depositor  has  determined  that the  significance  percentage  of payments  under the Cap  Contracts,  as  calculated in accordance with Regulation AB under the Securities Act of 1933, is less than 10%.

                                                       YIELD ON THE CERTIFICATES
General

         The yield to maturity and the weighted average life on each class of Offered  Certificates  will be primarily  affected by the rate and timing of principal  payments on the mortgage  loans in the related  Loan Group,  including  prepayments,  the  allocation  of principal  payments on the mortgage loans among the related classes of Offered  Certificates,  Realized Losses and interest  shortfalls on the mortgage loans in the related Loan Group,  the  Pass-Through  Rates on such  Certificates,  and the purchase price paid for such
Certificates.  In  addition,  the  effective  yield to holders of the Offered  Certificates  of each class will be less than the yields otherwise  produced by their  respective  Pass-Through  Rates and purchase  prices  because  interest  will not be  distributed  to the certificateholders  until the 25th day, or if such day is not a business  day, the following  business day, of the month  following the month in which interest accrues on the related mortgage loans,  without any additional  distribution of interest or earnings thereon in respect of such delay.

Prepayment Considerations

         The rate of principal payments on each class of Offered  Certificates,  the aggregate amount of distributions on each class of
Offered  Certificates  and the yield to  maturity  of each  class of  Offered  Certificates  will be  related to the rate and timing of payments of principal on the mortgage  loans in the related Loan Group.  The rate of principal  payments on the mortgage  loans will in turn be affected by the  amortization  schedules  of the  mortgage  loans and by the rate and timing of  Principal  Prepayments  on the mortgage loans (including for this purpose payments  resulting from  refinancings,  liquidations of the mortgage loans due to defaults, casualties,  condemnations  and  repurchases,  whether  optional or  required).  The  mortgage  loans  generally  may be prepaid by the mortgagors at any time;  however,  as described under “The Mortgage Pool - Prepayment Charges on the Mortgage Loans” in this prospectus supplement,  with respect to approximately 38.71%,  48.21%,  47.99%,  29.04%, 41.66%, 39.79%, 23.67%, 38.05% and 40.84% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan  group I-3,  sub-loan group II-1,  sub-loan group II-2,  sub-loan group II-3,  sub-loan group
III-1,  sub-loan group III-2 and sub-loan group III-3 mortgage loans,  respectively,  a prepayment may subject the related mortgagor to a prepayment charge,  which may discourage  prepayments  during the applicable period.  Prepayment charges may be restricted under some state laws as described under “Legal Aspects of Mortgage Loans - Enforceability  of Certain  Provisions” in the prospectus.  Prepayment charges with respect to the group I mortgage loans will be paid to the holders of the Class I-XP  Certificates  and with respect to the group II mortgage  loans will be paid to the holders of the Class II-XP  Certificates  and will not be part of the Available  Funds for such  distribution  date. There can be no assurance that the prepayment  charges will have any effect on the prepayment  performance of the mortgage loans.

         Principal  Prepayments,  liquidations  and repurchases of the mortgage loans in a Loan Group will result in  distributions  in respect of principal to the holders of the related class or classes of Offered  Certificates  then entitled to receive these  principal distributions  that  otherwise  would be  distributed  over the remaining  terms of the mortgage  loans.  See “Maturity and  Prepayment
Considerations”  in the  prospectus.  Since the rate and timing of payments of principal  on the  mortgage  loans will depend on future events  and a  variety  of  factors  (as  described  more  fully in this  prospectus  supplement  and in the  prospectus  under  “Yield
Considerations”  and  “Maturity and  Prepayment  Considerations”),  no assurance can be given as to the rate of Principal  Prepayments.
The extent to which the yield to maturity of any class of Offered  Certificates  may vary from the  anticipated  yield will depend upon the degree to which  they are  purchased  at a discount  or premium  and the  degree to which the  timing of  payments  on the  Offered
Certificates  is sensitive to prepayments on the mortgage loans in the related Loan Group.  Further,  an investor should  consider,  in the case of any Offered Certificate  purchased at a discount,  the risk that a slower than anticipated rate of Principal Prepayments on the related  mortgage  loans could result in an actual yield to an investor that is lower than the  anticipated  yield and, in the case of any Offered  Certificate  purchased  at a premium,  the risk that a faster than  anticipated  rate of Principal  Prepayments  on the related  mortgage  loans could result in an actual yield to the investor  that is lower than the  anticipated  yield.  In general,  the earlier a prepayment  of principal on the mortgage  loans in the related Loan Group,  the greater will be the effect on the  investor’s yield to maturity.  As a result,  the effect on an investor’s  yield of principal  payments  occurring at a rate higher (or lower) than the rate  anticipated by the investor during the period  immediately  following the issuance of the Offered  Certificates  would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         Because  the  mortgage  loans in a Loan Group may be  prepaid at any time,  it is not  possible  to predict  the rate at which distributions on the related  Certificates will be received.  Since prevailing interest rates are subject to fluctuation,  there can be no assurance that investors in the  Certificates  will be able to reinvest the  distributions  thereon at yields  equaling or exceeding the yields on the  Certificates.  Yields on any such  reinvestments  may be lower, and may even be significantly  lower, than yields on the Certificates.  Generally, when prevailing interest rates increase,  prepayment rates on mortgage loans tend to decrease,  resulting in a reduced rate of return of principal to investors at a time when  reinvestment at such higher  prevailing rates would be desirable.
Conversely,  when prevailing interest rates decline,  prepayment rates on mortgage loans tend to increase,  resulting in a greater rate of return of principal to investors at a time when  reinvestment at comparable  yields may not be possible.  It is highly unlikely that the mortgage  loans will prepay at any  constant  rate until  maturity or that all of the mortgage  loans will prepay at the same rate.
Moreover,  the timing of  prepayments on the mortgage  loans in a Loan Group may  significantly  affect the actual yield to maturity on the related  Offered  Certificates,  even if the  average  rate of  principal  payments  experienced  over time is  consistent  with an investor’s expectation.

         Because principal  distributions are paid to some classes of Offered Certificates before other classes,  holders of classes of
Offered  Certificates  having a later  priority  of payment  bear a greater  risk of losses  than  holders of  classes  having  earlier priorities for distribution of principal.

         The rate of payments  (including  prepayments) on pools of mortgage loans is influenced by a variety of economic,  geographic, social and other factors.  If prevailing  mortgage rates fall significantly below the mortgage rates on the mortgage loans, the rate of prepayment (and refinancing)  would be expected to increase.  Conversely,  if prevailing  mortgage rates rise  significantly  above the mortgage  rates on the mortgage  loans,  the rate of  prepayment  on the mortgage  loans would be expected to decrease.  Other  factors affecting  prepayment of mortgage loans include  changes in mortgagors’  housing needs,  job transfers,  unemployment,  mortgagors’ net equity in the mortgaged  properties and servicing  decisions.  In addition,  the existence of the applicable periodic rate cap, maximum mortgage  rate and minimum  mortgage  rate may effect the  likelihood  of  prepayments  resulting  from  refinancings.  There can be no certainty as to the rate of  prepayments  on the  mortgage  loans  during any period or over the life of the  Certificates.  See “Yield
Considerations” and “Maturity and Prepayment Considerations” in the prospectus.

         Approximately  53.74%,  73.49%,  54.44%,  54.44%,  64.46% and 64.48% of the sub-loan group I-1,  sub-loan group I-2,  sub-loan group I-3,  sub-loan group II-1,  sub-loan group II-2 and sub-loan group II-3 mortgage  loans,  respectively,  are assumable under some circumstances  if, in the sole  judgment of the Master  Servicer or Servicer,  the  prospective  purchaser  of a mortgaged  property is creditworthy  and the  security  for the  mortgage  loan is not impaired by the  assumption.  The  remainder of the mortgage  loans are subject to customary  due-on-sale  provisions.  The Servicers  shall enforce any due-on-sale  clause  contained in any mortgage note or mortgage,  to the extent permitted under the related Servicing  Agreement,  applicable law and governmental  regulations.  However,  if the Servicer  determines  that  enforcement  of the  due-on-sale  clause would impair or threaten to impair  recovery under the related primary mortgage  insurance policy, if any, the Servicer shall not be required to enforce the due-on-sale  clause.  The extent to which some of the mortgage  loans are assumed by  purchasers  of the mortgaged  properties  rather than prepaid by the related  mortgagors in connection  with the sales of the  mortgaged  properties  will affect the weighted  average lives of the Offered  Certificates  and may result in a prepayment experience on the mortgage loans that differs from that on other mortgage loans.

         In general,  defaults on mortgage  loans are  expected to occur with  greater  frequency  in their early  years.  In addition, default  rates  generally  are higher for mortgage  loans used to refinance an existing  mortgage  loan.  In the event of a mortgagor’s default on a mortgage loan,  there can be no assurance that recourse  beyond the specific  mortgaged  property  pledged as security for repayment will be available.

         The Sponsor  may,  from time to time,  implement  programs  designed to  encourage  refinancing.  These  programs may include, without limitation,  modifications of existing loans,  general or targeted  solicitations,  the offering of pre-approved  applications, reduced  origination  fees or  closing  costs,  or other  financial  incentives.  Targeted  solicitations  may be based on a variety of factors,  including  the credit of the borrower or the location of the  mortgaged  property.  In  addition,  the Sponsor may  encourage assumptions  of mortgage  loans,  including  defaulted  mortgage  loans,  under which  creditworthy  borrowers  assume the  outstanding indebtedness  of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool underlying any trust,  the rate of Principal  Prepayments of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

Allocation of Principal Payments

Group I Certificates

         Subject  to  the  circumstances  described  under  “Description  of  the  Certificates-Distributions  on the  Group  I  Senior
Certificates”  in this  prospectus  supplement,  on each  distribution  date during the first  three  years after the Closing  Date and thereafter,  on any  distribution  date that a Trigger Event is in effect,  all principal  payments on the group I mortgage  loans will generally be allocated to the Group I Senior Certificates.

Group II Certificates and Group III Certificates

         Subject to the circumstances described under “Description of the  Certificates-Principal  Distributions on the Group II Senior
Certificates and the Group III Senior  Certificates” in this prospectus  supplement,  on each  distribution date during the first seven years after the Closing Date,  all principal  prepayments  on the mortgage loans in a Sub-Loan Group will generally be allocated to the related Senior  Certificates  (other than any interest only  certificates) of the related  Certificate  Group.  Thereafter,  as further described in this prospectus  supplement,  during some periods,  subject to loss and delinquency  criteria described in this prospectus supplement,  the related Senior  Prepayment  Percentage  may continue to be  disproportionately  large  (relative to the related Senior
Percentage)  and the  percentage  of  Principal  Prepayments  payable  to the  related  Subordinate  Certificates  may  continue  to be disproportionately  small. In addition to the foregoing,  if on any  distribution  date, the  subordination  level  established for the
Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5, Class II-B-6, Class II-B-7, Class II-B-8, Class II-B-9, Class
II-B-10, Class II-B-11,  Class III-B-1,  Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates,  as
applicable,  is exceeded and that class of Offered  Subordinate  Certificates is then outstanding,  that class of Certificates will not receive  distributions  relating to  principal  prepayments  on that  distribution  date unless that class is the class of  Subordinate
Certificates in such Loan Group with the highest payment priority.

Interest Shortfalls and Realized Losses

         When a principal  prepayment in full is made on a mortgage  loan,  the mortgagor is charged  interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal  Prepayment,  instead of for a full month. When a partial
Principal  Prepayment is made on a mortgage loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the  prepayment  is made.  In addition,  the  application  of the Relief Act or similar  state law to any  mortgage  loan will adversely affect,  for an indeterminate  period of time, the ability of the related Servicer to collect full amounts of interest on the mortgage loan. See “Legal Aspects of Mortgage Loans-The  Servicemembers  Civil Relief Act” in the prospectus.  Any interest  shortfalls resulting from a Principal  Prepayment in full or a partial Principal  Prepayment are required to be paid by the related Servicer,  but only to the extent that such  amount  does not exceed the  aggregate  of the  Servicing  Fees on the  mortgage  loans  serviced by that
Servicer  for the  related Due Period.  Any  interest  shortfalls  required  to be funded but not funded by the  related  Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the  aggregate  Master  Servicing
Compensation  for the  applicable  distribution  date.  None of the  Servicers  nor the Master  Servicer are obligated to fund interest shortfalls  resulting from the application of the Relief Act or similar state law. See “Pooling and Servicing  Agreement-Servicing  and
Other  Compensation  and Payment of Expenses” in this  prospectus  supplement and “Legal Aspects of Mortgage  Loans-The  Servicemembers
Civil Relief Act” in the  prospectus.  Accordingly,  the effect of (1) any Principal  Prepayments on the mortgage  loans, to the extent that any resulting  interest  shortfall due to such  Principal  Prepayments  exceeds any  Compensating  Interest or (2) any  shortfalls resulting  from the  application of the Relief Act or similar state law, will be to reduce the aggregate  amount of interest  collected that is available for  distribution  to holders of the related  Certificates.  Any  resulting  shortfalls  will be allocated  among the
Certificates as provided in this prospectus supplement.

         The yields to maturity and the aggregate amount of distributions  on the Offered  Certificates  will be affected by the timing of  mortgagor  defaults  resulting in Realized  Losses.  The timing of Realized  Losses on the  mortgage  loans in a Loan Group and the allocation of Realized Losses to the Offered  Certificates could  significantly  affect the yield to an investor in the related Offered
Certificates.  In addition,  Realized  Losses on the mortgage  loans may affect the market value of the Offered  Certificates,  even if these losses are not allocated to the Offered Certificates.

         If the Certificate  Principal  Balance of a class of Subordinate  Certificates has been reduced to zero, the yield to maturity on the class of related  Subordinate  Certificates  then outstanding  with the lowest payment  priority will be extremely  sensitive to losses on the  mortgage  loans in the related Loan Group and the timing of those  losses  because the entire  amount of losses that are covered by subordination  will be allocated to that class of Subordinate  Certificates.  If the Certificate  Principal  Balances of all
classes of Subordinate  Certificates  related to a Loan Group have been reduced to zero,  the yield to maturity on the related  classes of Senior  Certificates then outstanding will be extremely  sensitive to losses on the mortgage loans in the related Loan Group and the timing of those losses  because the entire  amount of losses that are covered by  subordination  will be allocated to those  classes of
Senior Certificates.

         As  described  under  “Description  of the  Certificates-Allocation  of Realized  Losses;  Subordination”  in this  prospectus supplement,  amounts  otherwise  distributable to holders of the Subordinate  Certificates may be made available to protect the holders of the related Senior Certificates  against  interruptions in distributions due to mortgagor  delinquencies,  to the extent not covered by Monthly Advances, and amounts otherwise  distributable to holders of the Subordinate  Certificates with a lower priority may be made available to protect the holders of related  Subordinate  Certificates  with a higher priority against  interruptions in distributions.
Delinquencies  on the mortgage loans in a Loan Group may affect the yield to investors on the related  Subordinate  Certificates,  and, even if subsequently  cured, will affect the timing of the receipt of distributions by the holders of those  Subordinate  Certificates.
If a Trigger Event exists due to larger than  expected  rate of  delinquencies  or losses on the group I mortgage  loans,  no principal payments  will be made to the Group I  Subordinate  Certificates  as long as such  Trigger  Event  exists as long as any of the Group I
Senior  Certificates  are still  outstanding.  Similarly,  a larger than expected rate of delinquencies or losses on the mortgage loans in Loan Group II or Loan Group III will affect the rate of principal  payments on each class of Group II  Subordinate  Certificates  or
Group III Subordinate Certificates,  respectively,  if it delays the scheduled reduction of the Senior Prepayment Percentage,  triggers an increase of the related  Senior  Prepayment  Percentage to 100% or triggers a lockout of one or more classes of Group II Subordinate
Certificates or Group III Subordinate  Certificates,  respectively,  from distributions of portions of the related  Subordinate Optimal
Principal Amount. See “Description of the  Certificates-Principal  Distributions on the Group II Senior  Certificates and the Group III
Senior Certificates” and “-Principal  Distributions on the Group II Subordinate  Certificates and the Group III Senior Certificates” in
this prospectus supplement.

         In some cases,  Special Hazard Losses  allocable to a class of Senior  Certificates  in a Loan Group will instead be allocated to the  Subordinate  Certificates  in  another  Loan  Group.  See  “Description  of the  Certificates-Cross-Collateralization”  in this prospectus supplement. This limited cross-collateralization is intended as credit enhancement for each Loan Group.

Excess Spread Available to the Group I Certificates

         The weighted average life and yield to maturity of each class of Group I Offered  Certificates  will also be influenced by the amount of Excess Spread generated by the group I mortgage loans and applied in reduction of the Certificate  Principal  Balances of the
Group I Offered  Certificates.  The level of Excess  Spread  available  on any  distribution  date to be  applied in  reduction  of the
Certificate  Principal  Balances of the Group I Offered  Certificates and the Class I-B-3 Certificates and will be influenced by, among other factors,

                  o   the  overcollateralization  level of the group I mortgage loans at such time,  i.e., the extent to which interest on the group I mortgage  loans is accruing on a higher stated  principal  balance than the aggregate  Certificate
                      Principal Balance of the Group I Offered Certificates and the Class I-B-3 Certificates;

                  o   the delinquency and default experience of the group I mortgage loans;

                  o   the level of One-Month LIBOR; and

                  o   the  provisions  of the  Agreement  that  permit  principal  collections  to be  distributed  to the  Class  B-IO
                      Certificates  and  the  Residual   Certificates  in  each  case  as  provided  in  the  Agreement  when  required overcollateralization levels have been met.

         To the extent that greater  amounts of Excess Spread are distributed in reduction of the  Certificate  Principal  Balance of a class of Group I Offered  Certificates and the Class I-B-3 Certificates,  the weighted average life thereof can be expected to shorten.
No assurance, however, can be given as to the amount of Excess Spread to be distributed at any time or in the aggregate.

         The yields to maturity of the Group I Offered  Certificates  and, in particular the Group I Subordinate  Certificates,  in the order of payment  priority,  will be  progressively  more sensitive to the rate,  timing and severity of Realized Losses on the group I mortgage  loans.  If an  Applied  Realized  Loss  Amount is  allocated  to a class of Group I Offered  Certificates,  that  class  will thereafter accrue interest on a reduced  Certificate  Principal Balance.  Although the Applied Realized Loss Amount so allocated may be recovered on future  distribution  dates to the extent Excess  Cashflow is available for that purpose,  there can be no assurance  that those amounts will be available or sufficient.

         To the extent that the pass-through  rate on the group I offered  certificates and the Class I-B-3  Certificates is limited by the Net Rate Cap, the difference  between (x) the interest  amount payable to such class at the  applicable  pass-through  rate without regard to the related Net Rate Cap, and (y) the Current Interest payable to such class on an applicable  distribution  date will create a shortfall.  Such shortfall will be payable to the extent of Excess Cashflow,  with respect to the Class I-1A-1,  Class I-1A-2,  Class
I-2A-1, Class I-2A-2,  Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates,  to
the extent of payments made under the Cap Contracts on the  applicable  distribution  date.  Payments under the Cap Contracts are based on the lesser of the Certificate  Principal  Balance of the related class of Certificates and the principal balance of such class based on certain prepayment  assumptions.  If the group I mortgage loans do not prepay according to those  assumptions,  it may result in the
Cap  Contracts  providing  insufficient  funds to cover such  shortfalls.  In addition,  each Cap Contract  provides for payment of the excess of One-Month LIBOR over a specified per annum rate, which also may not provide  sufficient  funds to cover such shortfalls.  The
Cap Contracts related to the Group I Certificates terminate after the distribution date occurring in April 2011.

Pass-Through Rates of the Group II Certificates and the Group III Certificates

         The yields to maturity on the Group II Offered  Certificates and the Group III Offered  Certificates will be affected by their
Pass-Through  Rates.  The  Pass-Through  Rates on the Group II Offered  Certificates  and the Group III  Offered  Certificates  will be sensitive to the adjustable  mortgage rates on the related mortgage loans. As a result,  these  Pass-Through Rates will be sensitive to the indices on the related mortgage loans, any periodic caps, maximum and minimum rates, and the related gross margins.

Assumed Final Distribution Date

         The assumed final  distribution date for distributions on the Group I Offered  Certificates is the distribution date occurring in August 2036, on the Group II Offered  Certificates  is the  distribution  date occurring in August 2036 and on the Group III Offered
Certificates is the  distribution  date occurring in July 2036. The assumed final  distribution  date is the  distribution  date in the month  following  the month of the latest  scheduled  maturity  date of any of the related 30 year  mortgage  loans.  Since the rate of payment  (including  prepayments)  of principal on the mortgage loans in the related Loan Group can be expected to exceed the scheduled rate of payments,  and could exceed the scheduled rate by a substantial  amount,  the  disposition of the last remaining  mortgage loan may be earlier,  and could be  substantially  earlier,  than the assumed final  distribution  date.  Furthermore,  the  application  of principal  collections and, in the case of the Group I Offered  Certificates,  excess spread, could cause the actual final distribution date for the  Offered  Certificates  in a Loan Group to occur  significantly  earlier  than the assumed  final  distribution  date.  In addition,  the Sponsor or its designee  may, at its option,  repurchase  from the trust all the (i) group I mortgage  loans on or after any distribution  date on which the aggregate stated principal  balances of the group I mortgage loans are less than 20% of the Cut-off
Date Stated Principal  Balance of the group I mortgage loans,  (ii) group II mortgage loans on or after any distribution  date on which the aggregate  Stated Principal  Balance of the group II mortgage loans is less than 10% of the Cut-off Date Stated  Principal  Balance of the group II mortgage  loans and (iii) group III mortgage  loans on or after any  distribution  date on which the  aggregate  Stated
Principal  Balance of the group III  mortgage  loans is less than 10% of the  Cut-off  Date Stated  Principal  Balance of the group III mortgage  loans.  See “The  Pooling  and  Servicing  Agreement-Termination”  herein  and  “The  Agreements-Termination;  Retirement  of
Securities” in the prospectus.

Weighted Average Life

         The weighted  average life of a security  refers to the average  amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be  distributed  to the investor.  The weighted  average life of a Certificate  is determined by (a) multiplying the amount of the reduction,  if any, of the Certificate  Principal  Balance of such Certificate from one distribution  date to the next  distribution  date by the number of years from the date of  issuance  to the second  such  distribution date, (b) adding the results and (c) dividing the sum by the aggregate  amount of the reductions in the Certificate  Principal  Balance of such Certificate  referred to in clause (a). The weighted average life of the Offered  Certificates of each class will be influenced by the rate at which  principal  on the  mortgage  loans  is paid,  which  may be in the  form of  scheduled  payments  or  prepayments
(including  prepayments of principal by the mortgagor as well as amounts received by virtue of  condemnation,  insurance or foreclosure with respect to the mortgage  loans),  and the timing thereof.  The actual weighted  average life and term to maturity of each class of
Certificates, in general, will be shortened if the level of such prepayments of principal on the related mortgage loans increases.

         Prepayments on mortgage loans are commonly  measured  relative to a prepayment  standard or model.  The prepayment  model used in this prospectus  supplement with respect to the mortgage loans,  assumes a constant rate of prepayment each month, or CPR,  relative to the then  outstanding  principal  balance of a pool of mortgage loans similar to the mortgage loans in each Loan Group.  To assume a
25% CPR or any other CPR is to assume that the stated  percentage of the outstanding  principal balance of the related mortgage pool is prepaid over the course of a year. No representation is made that the mortgage loans will prepay at these or any other rates.

         The Group I Certificates,  Group II Certificates and Group III Certificates  were structured  assuming,  among other things, a
30% CPR for the group I mortgage  loans,  a 25% CPR for the group II  mortgage  loans and a 25% CPR for the group III  mortgage  loans, respectively.  The  prepayment  assumption  to be used for pricing  purposes for the  respective  classes may vary as determined at the time of sale. The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

         The tables following the next paragraph  indicate the percentages of the initial  principal amount of the indicated classes of
Offered  Certificates that would be outstanding  after each of the dates shown at various  percentages of the CPR and the corresponding weighted average life of the indicated class of Offered Certificates. The table is based on the following modeling assumptions:

                  (1)      the mortgage pool consists of 447 mortgage loans with the characteristics set forth in the table below,

                  (2)      the mortgage loans prepay at the specified percentages of the CPR,

                  (3)      no defaults or  delinquencies  occur in the payment by  mortgagors of principal and interest on the mortgage loans,

                  (4)      scheduled payments on the mortgage loans are received,  in cash, on the first day of each month,  commencing in July 2006, and are computed  prior to giving effect to prepayments  received on the last day of the prior month,

                  (5)      prepayments are allocated as described herein assuming the loss and delinquency tests are satisfied,

                  (6)      there are no interest  shortfalls  caused by (a) the  application  of the Relief Act or similar state law or
                           (b)  prepayments  on the  mortgage  loans,  which in the case of (b) have not been  covered by  Compensating
                           Interest,  and prepayments  represent  prepayments in full of individual  mortgage loans and are received on the last day of each month, commencing in June 2006,

                  (7)      scheduled  Monthly  Payments  of  principal  and  interest on the  mortgage  loans are  calculated  on their respective  principal balances (prior to giving effect to prepayments  received thereon during the preceding calendar  month),  mortgage rate and remaining  terms to stated  maturity such that the mortgage  loans will fully amortize by their stated maturities (after taking into account any interest only period),

                  (8)      with  respect to the Group I  Certificates,  the levels of  Six-Month  LIBOR,  One-Year  LIBOR and  One-Year
                           Treasury remain constant at 5.26%, 5.74% and 5.28%, respectively,

                  (9)      with respect to the Group II Certificates,  the levels of Six-Month LIBOR and One-Year LIBOR remain constant at 5.51% and 5.51630%, respectively,

                  (10)     with respect to the Group III  Certificates,  the levels of  Six-Month  LIBOR,  One-Year  LIBOR and One-Year
                           Treasury remain constant at 5.51630%, 5.61750% and 5.16970%, respectively,

                  (11)     the mortgage rate on each mortgage loan will be adjusted on each interest  adjustment date (as necessary) to a rate equal to the applicable  Index (as described in (8) through (10) above),  plus the  applicable  gross margin,  subject to maximum lifetime  mortgage rates,  minimum lifetime mortgage rates and periodic caps (as applicable),

                  (12)     scheduled  Monthly  Payments of principal  and interest on each  mortgage loan will be adjusted in the month immediately  following  each interest  adjustment  date (as  necessary)  for such mortgage loan to equal the fully amortizing payment described in (7) above,

                  (13)     the  initial  principal  amounts of the  Certificates  are as set forth on pages S-2  through S-5 hereof and under “Summary of Terms-Description of the Certificates,”

                  (14)     distributions  in respect of the Offered  Certificates  are  received in cash on the 25th day of each month, commencing in July 2006,

                  (15)     the Offered Certificates are purchased on June 30, 2006, and

                  (16)     neither the Sponsor nor its designee  exercises  the option to  repurchase  the  mortgage  loans in any Loan
                           Group  described  under the caption “The Pooling and  Servicing  Agreement-Termination”  in this  prospectus supplement.

                                                         [remainder of page intentionally blank]

                                                      MORTGAGE LOAN ASSUMPTIONS

                       Current                                           Original      Remaining
                   ----------------     Current                           Term to       Term to
                       Balances      Mortgage Rate      Current Net      Maturity      Maturity      Gross Margin
Loan No.   Group         ($)              (%)        Mortgage Rate (%)  (in months)   (in months)        (%)
   1        I-1      $   605,406.43   6.4926121871     6.1587269780        360           173        2.1605576881
   2        I-1      $   367,357.52   6.3750000000     6.0000000000        169           111        2.7500000000
   3        I-1      $    24,023.37   5.8750000000     5.5000000000        306           55         2.2500000000
   4        I-1      $   374,251.83   7.1250000000     6.7500000000        330           219        2.7500000000
   5        I-1      $   442,581.68   7.1250000000     6.7500000000        338           237        2.7500000000
   6        I-1      $   109,520.99   7.3750000000     7.0000000000        348           178        2.7500000000
   7        I-1      $ 2,081,100.17   6.3956823003     6.0206823003        349           296        2.7500000000
   8        I-1      $ 1,603,818.10   6.4782861481     6.1032861481        360           224        2.6355624665
   9        I-1      $   846,842.27   7.0000000000     6.6250000000        300           240        2.0000000000
   10       I-1      $ 1,319,154.08   6.4540436920     6.1627669927        360           332        2.7500000000
   11       I-1      $   499,807.08   6.5000000000     6.2500000000        360           307        2.7500000000
   12       I-1      $ 1,456,297.12   6.5453147517     6.2104241140        360           323        2.5895625509
   13       I-1      $   958,382.34   6.8750000000     6.5000000000        360           358        2.2500000000
   14       I-1      $ 1,277,600.00   7.6250000000     7.2500000000        360           358        2.2500000000
   15       I-1      $   314,846.90   6.3750000000     6.0000000000        360           307        2.7500000000
   16       I-1      $ 4,678,649.48   7.4873388212     7.1123388212        360           358        2.2500000000
   17       I-1      $    55,294.52   7.3750000000     7.0000000000        264           202        2.7500000000
   18       I-1      $   108,858.26   7.1250000000     6.7500000000        348           237        2.7500000000
   19       I-1      $ 1,209,384.43   6.6167683257     6.2417683257        360           292        2.7500000000
   20       I-1      $   119,285.45   8.7500000000     8.3750000000        360           350        7.7500000000
   21       I-1      $ 1,147,731.74   7.1940436121     6.8190436121        360           355        3.7515799554
   22       I-1      $ 1,928,191.68   8.3750000000     8.0000000000        360           358        3.8750000000
   23       I-1      $ 2,948,946.20   7.1027089524     6.7277089524        360           355        2.7873409025
   24       I-1      $   442,959.58   8.2000000000     7.8250000000        480           478        6.2000000000
   25       I-1      $   960,000.00   7.3750000000     7.0000000000        360           351        2.7500000000
   26       I-1      $ 1,284,000.00   7.2791277259     6.9041277259        360           356        3.6955607477
   27       I-1      $   344,060.12   6.7475876745     6.3725876745        360           351        5.7475876745
   28       I-1      $ 3,253,200.00   6.3963943194     6.0213943194        360           358        2.4130394688
   29       I-1      $16,509,905.50   6.7928640809     6.4221452530        360           357        2.5132781124
   30       I-1      $ 1,593,750.00   8.1129411765     7.7379411765        360           358        2.3750000000
   31       I-1      $    22,813.10   4.6600000000     4.2850000000        360           91         1.5800000000
   32       I-1      $   163,737.27   6.1250000000     5.7500000000        180           133        2.7500000000
   33       I-1      $    23,942.87   6.5000000000     6.1250000000        240           137        2.5000000000
   34       I-1      $ 3,191,864.56   6.8214009490     6.4464009490        360           286        2.7500000000
   35       I-1      $    37,958.26   9.5268265721     9.1518265721        360           63         1.2276826572
   36       I-1      $ 7,445,594.17   6.4286678757     6.0681025024        360           315        2.3737464971
   37       I-1      $    25,242.36   6.3750000000     6.0000000000        357           242        2.7500000000
   38       I-1      $    51,040.38   5.6250000000     5.2500000000        360           199        2.5000000000
   39       I-1      $   845,579.15   6.6594219063     6.1594219063        360           312        3.3097832149
   40       I-1      $   918,750.61   6.2162515517     5.8412515517        180           126        2.7500000000
   41       I-1      $    25,309.36   5.0000000000     4.6250000000        240           157        2.7500000000
   42       I-1      $15,384,125.29   6.3078947341     5.9802642227        360           306        2.7500000000
 43(7)      I-1      $ 2,196,580.42   7.4581253324     7.1247976276        360           358        2.3762540982
44((6))     I-1      $   303,301.77   7.3750000000     6.5050000000        360           357        3.1250000000
45((8))     I-1      $ 1,873,534.86   7.6638822322     7.2294811760        360           359        2.4713193274
 46(8)      I-1      $   292,311.40   7.2500000000     7.0000000000        360           359        2.2500000000
   47       I-1      $   475,800.96   5.5000000000     5.2500000000        180           136        2.9405724507
   48       I-1      $   102,001.67   8.1250000000     7.6250000000        359           313        5.3750000000
   49       I-1      $22,025,331.39   5.9882315333     5.7067077626        360           320        2.6008125219
50((8))     I-1      $ 4,141,862.96   7.6327575786     7.3588511680        360           359        2.2806492444
51((8))     I-1      $ 2,678,196.34   7.4556398132     7.2056398132        360           359        2.2500000000
52((8))     I-1      $11,438,725.08   7.4191330097     7.1172602008        360           359        2.2888834854
   53       I-1      $ 1,260,000.00   7.5000000000     7.2500000000        360           358        2.2500000000
   54       I-1      $   496,000.00   7.5000000000     7.2500000000        360           358        2.2500000000
55((8))     I-1      $ 8,002,974.61   7.6195137482     7.3190968758        360           359        2.3182929662
   56       I-1      $   993,800.00   8.1038186758     7.7288186758        360           359        2.2500000000
57((8))     I-1      $   340,840.00   8.1155820913     7.3757020890        360           359        2.8897686597
58((9))     I-1      $    69,900.00   7.2500000000     7.0000000000        360           360        2.2500000000
59((8))     I-1      $14,734,125.33   7.4547456030     7.1936183052        360           359        2.2656838289
   60       I-1      $   437,300.00   8.3750000000     8.0000000000        360           358        2.2500000000
61((8))     I-1      $ 4,830,015.42   7.4495502045     7.1328540344        360           359        2.3310681936
   62       I-1      $ 9,511,828.76   7.1398533162     6.8837030793        360           346        2.2500000000
63((8))     I-1      $102,172,062.97  7.5370703660     7.2641285547        360           359        2.2765962423
64((6))     I-1      $ 1,503,101.81   8.1412000412     7.4208025106        360           357        2.9159774862
   65       I-1      $   763,460.30   8.4313387350     8.0563387350        360           359        2.2500000000
 66(6)      I-1      $ 4,956,137.69   7.8748486883     7.2820472120        360           357        2.8658721275
   67       I-1      $14,830,188.58   8.0900379774     7.7150379774        360           359        2.2849820784
   68       I-1      $   594,590.53   7.8750000000     7.5000000000        360           359        2.2500000000
   69       I-1      $    69,312.79   7.3750000000     7.0000000000        360           317        4.7500000000
   70       I-1      $ 3,830,757.09   8.1239649099     7.7489649099        360           358        2.2500000000
   71       I-1      $27,209,162.05   7.6874599270     7.2920682346        360           350        2.4807094925
72((6))     I-1      $ 1,074,264.83   7.5955473638     7.3455473638        360           357        2.7239431454
   73       I-1      $   143,471.23   7.8750000000     7.5000000000        480           477        2.2500000000
   74       I-1      $   232,755.00   7.5000000000     7.1250000000        480           479        2.2500000000
   75       I-1      $   599,690.70   8.3750000000     8.0000000000        480           478        2.2500000000
76((6))     I-1      $ 3,222,010.00   7.5050822312     7.1970811698        360           357        2.9643025626
   77       I-1      $12,957,260.00   7.9473097514     7.5723097514        360           359        2.2500000000
   78       I-1      $ 1,008,800.00   8.3522006344     7.9772006344        360           359        2.2500000000
79((5))     I-1      $   876,300.00   7.8206236449     7.5706236449        360           356        3.3780954011
   80       I-1      $   665,000.00   7.6851503759     7.3101503759        360           356        3.5930451128
   81       I-1      $ 1,410,050.00   8.0442980745     7.6692980745        360           358        2.2500000000
   82       I-1      $   483,750.00   8.0000000000     7.6250000000        360           358        2.2500000000
   83       I-1      $ 1,237,500.00   8.1250000000     7.7500000000        360           357        2.2500000000
84((7))     I-1      $ 6,147,780.72   7.6223968513     7.3642670883        360           358        2.5570294934
   85       I-1      $136,092,169.29  7.9650375472     7.5900375472        360           358        2.2922275545
   86       I-1      $31,222,017.85   8.0368914710     7.6618914710        360           359        2.3589615673
   87       I-1      $ 2,268,000.00   7.7590388007     7.3840388007        360           359        2.2500000000
   88       I-1      $ 1,933,000.00   7.9520175892     7.5770175892        360           358        2.2500000000
89((6))     I-1      $   292,720.00   7.5481347363     7.2981347363        360           357        3.0186526373
90((5))     I-1      $   240,000.00   8.1250000000     7.8750000000        360           356        2.2500000000
   91       I-1      $ 1,534,499.98   8.2166422283     7.8416422283        360           356        2.9171554339
   92       I-1      $56,827,895.89   8.0632943061     7.6882943061        360           358        2.2555430523
   93       I-1      $ 5,993,265.00   8.0653497092     7.6903497092        360           359        2.2500000000
   94       I-1      $15,861,665.33   8.0183641290     7.6433641290        360           359        2.2500000000
   95       I-1      $   650,000.00   7.8750000000     7.5000000000        360           357        2.7500000000
   96       I-1      $ 1,040,000.00   7.8750000000     7.5000000000        360           358        2.2500000000
   97       I-1      $258,251,294.45  7.9860193477     7.6110193477        360           358        2.2610219247
98((6))     I-1      $15,319,522.66   7.7037417879     7.4510102406        360           357        2.5393310382
   99       I-1      $ 3,283,032.35   6.5265639794     6.1393313319        360           310        2.6403682414
  100       I-1      $22,520,715.26   7.9317707635     7.5549668688        360           356        2.3383067596
  101       I-1      $   279,388.14   7.6250000000     7.2500000000        360           357        2.6250000000
  102       I-1      $   203,522.81   5.1977227923     4.8227227923        360           148        2.1183569259
  103       I-1      $   186,132.19   7.2500000000     6.8750000000        360           349        3.3750000000
  104       I-1      $   376,000.00   6.1250000000     5.7500000000        360           357        2.0000000000
  105       I-1      $   300,000.00   6.0500000000     5.6750000000        360           357        2.3500000000
  106       I-1      $ 1,886,400.00   6.1530693384     5.7780693384        360           358        2.5280693384
  107       I-1      $ 2,983,427.63   7.2311580221     6.8561580221        360           348        2.8601230856
  108       I-1      $10,370,236.52   6.0794401343     5.7090874396        360           310        2.7546473053
  109       I-1      $   881,401.00   6.6268155754     6.2518155754        360           307        2.7500000000
  110       I-1      $ 4,199,578.08   6.0410242313     5.7769334932        360           329        2.5723238487
  111       I-1      $   500,000.00   6.2500000000     6.0000000000        360           354        2.2500000000
  112       I-1      $ 1,050,000.00   6.3928571429     6.1428571429        360           352        2.2500000000
  113       I-1      $ 3,651,878.39   5.9826631575     5.6076631575        360           330        2.2500000000
  114       I-1      $ 1,439,900.00   7.5000000000     7.1250000000        360           358        2.2500000000
  115       I-1      $ 2,513,600.00   8.0324633991     7.6574633991        360           359        2.2500000000
  116       I-1      $    59,260.85   8.5000000000     8.1250000000        360           358        2.2500000000
  117       I-1      $   760,000.00   8.5000000000     8.1250000000        360           358        2.2500000000
  118       I-1      $ 5,396,565.93   7.0163707316     6.6413707316        360           357        2.2015200957
  119       I-1      $   793,087.59   6.7579672127     6.3829672127        360           311        2.5161409851
  120       I-1      $19,271,732.11   5.8060894706     5.4310894706        360           315        2.0358491191
  121       I-2      $   197,574.22   7.0000000000     6.7500000000        360           355        2.2500000000
  122       I-2      $   549,173.20   6.4999589019     6.2499589019        360           355        2.2500000000
  123       I-2      $   269,386.00   7.7500000000     7.3750000000        360           359        2.2500000000
  124       I-2      $   547,599.97   7.3280679713     7.0278488305        360           358        2.4508765632
  125       I-2      $    89,372.87   6.8750000000     6.5000000000        360           357        2.2500000000
  126       I-2      $   381,099.42   7.5864575214     7.2114575214        360           359        2.2500000000
  127       I-2      $   741,899.02   7.6614084556     7.2864084556        360           360        2.2500000000
  128       I-2      $   727,000.00   6.9496217331     6.5746217331        360           357        2.2500000000
  129       I-2      $   421,199.94   6.2065527330     5.9565527330        360           348        2.2500000000
  130       I-2      $   871,499.99   7.3534853626     6.9784853626        360           358        2.2500000000
  131       I-2      $   867,000.00   6.6782006920     6.3032006920        360           359        2.2500000000
  132       I-2      $ 3,801,455.00   7.1430449986     6.7828748466        360           356        2.2500000000
  133       I-2      $   151,930.51   7.8750000000     7.5000000000        360           352        3.2500000000
  134       I-2      $   468,120.11   6.3582995372     5.9832995372        360           352        2.8398554967
  135       I-2      $ 1,358,828.63   7.8340715626     7.4590715626        360           356        2.3750000000
  136       I-2      $   512,299.41   7.0561100832     6.6811100832        360           358        2.3750000000
  137       I-2      $   326,807.61   6.9964940497     6.6214940497        360           350        3.1214940497
  138       I-2      $ 5,052,293.09   7.3390298490     6.9640298490        360           356        3.0100846796
  139       I-2      $   282,788.28   8.5000000000     8.1250000000        480           477        2.3750000000
  140       I-2      $    73,856.93   7.5000000000     7.1250000000        360           353        2.7500000000
  141       I-2      $   328,000.00   7.8000000000     7.4250000000        360           359        5.8000000000
  142       I-2      $   933,475.00   6.5671047698     6.1921047698        360           352        2.7277578403
  143       I-2      $   532,500.00   5.8151408451     5.4401408451        360           358        3.6764084507
  144       I-2      $ 3,170,063.00   6.8423836924     6.4673836924        360           358        2.4270494388
  145       I-2      $   271,920.00   8.3750000000     8.0000000000        360           358        2.3750000000
  146       I-2      $   369,600.00   6.8003246753     6.4253246753        360           358        2.3750000000
  147       I-2      $ 1,072,099.97   7.4464427032     7.0714427032        360           349        3.8501830338
  148       I-2      $ 1,111,500.00   6.9090193432     6.5340193432        360           358        2.3750000000
  149       I-2      $36,109,964.91   6.8131659159     6.4381659159        360           356        2.5195842198
  150       I-2      $   651,850.00   7.4554441206     7.0804441206        360           358        2.3199259799
  151       I-2      $   446,330.52   6.8349924849     6.4599924849        360           357        3.1603319441
  152       I-2      $   231,690.84   8.0000000000     7.6250000000        360           359        2.2500000000
  153       I-2      $ 3,881,501.31   7.7558340870     7.4839696650        360           358        2.2500000000
  154       I-2      $ 1,883,700.00   8.0556750013     7.6806750013        360           358        2.2810028136
  155       I-2      $ 1,793,782.00   7.9492686235     7.5742686235        360           358        2.2500000000
  156       I-2      $ 5,821,079.28   7.6713334503     7.4202619136        360           357        2.2500000000
  157       I-2      $ 4,554,545.25   8.0343688451     7.6593688451        360           358        2.4500982030
  158       I-2      $ 1,230,919.85   7.9686784399     7.5936784399        360           358        2.2867723942
  159       I-2      $   375,957.90   7.8750000000     7.5000000000        360           356        2.2500000000
  160       I-2      $44,183,483.40   8.0635819376     7.6885819376        360           358        2.2676472892
  161       I-2      $    60,758.16   7.8750000000     7.5000000000        360           359        2.2500000000
  162       I-2      $ 4,569,470.26   8.0960300199     7.7210300199        360           359        2.2500000000
  163       I-2      $71,999,999.53   8.1236487310     7.7486487310        360           358        2.2803617401
  164       I-2      $   993,195.91   7.6289504769     7.2539504769        480           478        2.2500000000
  165       I-2      $ 1,683,988.10   7.2750119783     6.9000119783        480           479        2.2500000000
  166       I-2      $   134,400.00   8.2500000000     7.8750000000        360           357        2.2500000000
  167       I-2      $20,496,571.52   8.0464754674     7.6714754674        360           358        2.2500000000
  168       I-2      $ 7,009,800.00   8.3176811393     7.9426811393        360           359        2.2500000000
  169       I-2      $ 3,103,160.93   7.9186652886     7.5436652886        360           358        2.4003652918
  170       I-2      $   278,400.00   8.1250000000     7.7500000000        360           360        2.2500000000
  171       I-2      $   151,920.00   7.7500000000     7.3750000000        360           358        2.2500000000
  172       I-2      $   789,549.31   7.7998860514     7.4248860514        360           357        2.2500000000
  173       I-2      $   191,249.16   7.5000000000     7.2500000000        360           356        2.2500000000
  174       I-2      $222,719,309.00  8.0064066643     7.6314066643        360           358        2.2712977032
  175       I-2      $88,173,037.06   8.0514019649     7.6764019649        360           358        2.2693072628
  176       I-2      $   790,403.74   8.1296473496     7.7546473496        360           358        2.2500000000
  177       I-2      $ 3,051,700.00   8.2812252187     7.9062252187        360           359        2.2500000000
  178       I-2      $   494,357.00   8.3285292815     7.9535292815        360           357        2.4814117126
  179       I-2      $45,259,076.00   8.0466121078     7.6716121078        360           359        2.3594628954
  180       I-2      $ 6,040,200.77   8.1491017022     7.7741017022        360           359        2.2500000000
  181       I-2      $ 5,144,799.50   8.0446350169     7.6696350169        360           359        2.2500000000
  182       I-2      $   269,231.46   7.7500000000     7.3750000000        360           358        2.2500000000
  183       I-2      $315,368,608.76  7.9970920425     7.6220920425        360           358        2.2773213855
  184       I-2      $61,695,259.38   8.0073733763     7.6323733763        360           358        2.2640848699
  185       I-2      $   190,398.67   8.0000000000     7.6250000000        360           351        3.0000000000
  186       I-2      $   130,707.13   7.2500000000     6.8750000000        360           356        2.2500000000
  187       I-2      $   370,363.69   8.7500000000     8.3750000000        360           351        4.0000000000
  188       I-2      $   198,846.49   6.2500000000     6.0000000000        360           354        2.2500000000
  189       I-2      $   378,000.00   6.5000000000     6.2500000000        360           357        2.2500000000
  190       I-2      $   652,842.28   6.5525218204     6.3025218204        360           357        2.2500000000
  191       I-2      $ 1,307,446.70   6.0782638596     5.7032638596        360           356        2.2500000000
  192       I-2      $   762,611.25   6.2131945093     5.9398667653        360           356        2.2500000000
  193       I-2      $   124,420.61   8.2500000000     7.8750000000        360           359        2.2500000000
  194       I-2      $   835,928.40   7.3099959937     6.9349959937        360           359        2.2500000000
  195       I-2      $   770,318.52   7.6077842254     7.2327842254        360           358        2.2500000000
  196       I-2      $ 1,455,046.25   6.9704106270     6.5954106270        360           357        2.2500000000
  197       I-2      $   494,500.00   7.7500000000     7.3750000000        360           358        2.2500000000
  198       I-2      $    84,000.00   8.5000000000     8.1250000000        360           358        2.2500000000
  199       I-2      $   459,894.38   7.6459815512     7.2709815512        360           358        2.2500000000
  200       I-2      $   300,800.00   7.0000000000     6.6250000000        360           357        2.2500000000
  201       I-2      $ 4,168,685.25   7.1114276752     6.7364276752        360           358        2.2500000000
  202       I-2      $   584,320.00   7.1230832421     6.7480832421        360           353        2.3829750821
  203       I-3      $   351,024.85   6.8707655776     6.6207655776        360           354        2.2500000000
  204       I-3      $   128,699.53   7.2500000000     6.8750000000        360           359        4.2500000000
  205       I-3      $   291,470.85   8.9267723385     8.5517723385        360           357        2.7500000000
  206       I-3      $   196,000.00   7.8750000000     7.5000000000        480           480        5.3750000000
  207       I-3      $   546,336.87   7.5992344819     7.2242344819        480           480        4.9358839195
  208       I-3      $   683,120.00   8.3893313034     8.0143313034        480           480        4.2169018620
  209       I-3      $   713,924.00   6.6977402357     6.3227402357        360           359        3.9278368566
  210       I-3      $   743,844.15   6.9919133766     6.6169133766        360           354        3.4596647866
  211       I-3      $   423,417.55   7.4000000000     7.0250000000        480           476        6.9000000000
  212       I-3      $    64,959.77   5.5000000000     5.1250000000        360           328        3.7500000000
  213       I-3      $    99,991.64   7.7500000000     7.3750000000        360           357        2.7500000000
  214       I-3      $ 1,878,215.28   7.7424357992     7.3674357992        360           360        4.1091801495
  215       I-3      $ 2,518,411.85   7.6310974107     7.2560974107        360           360        4.0258899800
  216       I-3      $ 6,365,485.61   7.8201776932     7.4451776932        360           360        3.9549283731
  217       I-3      $   743,423.81   7.2869628648     7.0369628648        360           359        2.2500000000
  218       I-3      $13,815,294.68   7.6833751388     7.3328977635        360           359        3.4172261952
  219       I-3      $   657,434.93   7.0469155195     6.6719155195        480           480        3.3725743113
  220       I-3      $ 1,911,356.92   7.6089813749     7.2339813749        480           480        4.3685003871
  221       I-3      $ 7,578,340.20   7.5199453512     7.1449453512        480           480        4.2358423877
  222       I-3      $ 6,058,299.99   7.6378780473     7.2628780473        480           480        4.4508455764
  223       I-3      $28,771,231.30   7.5024108102     7.1274108102        360           359        3.6490467824
  224       I-3      $   854,000.00   7.3231850117     7.0731850117        360           357        2.2500000000
  225       I-3      $13,012,855.00   7.5034700110     7.1284700110        360           360        3.9335798140
  226       I-3      $38,905,328.72   7.6516219633     7.2766219633        360           359        3.8846125718
  227       I-3      $ 2,139,540.28   7.2662129502     7.0162129502        360           358        2.2500000000
  228       I-3      $ 2,152,050.00   7.4681246951     7.0931246951        360           359        2.3591052717
  229       I-3      $52,207,443.57   7.7769020052     7.4019020052        360           359        3.7771756937
  230       I-3      $20,801,175.54   7.2982623508     7.0411476688        360           358        2.2553831092
  231       I-3      $    53,049.36   7.5000000000     7.1250000000        360           349        3.5000000000
  232       I-3      $ 1,135,958.06   7.7299261867     7.3549261867        360           358        2.2500000000
  233       I-3      $ 1,256,325.65   7.4347281595     7.0597281595        360           358        2.2500000000
  234       I-3      $    59,451.00   7.3750000000     7.0000000000        360           350        3.5000000000
  235       I-3      $   103,688.37   7.5000000000     7.1250000000        360           356        2.2500000000
  236       I-3      $10,511,393.18   7.4961391694     7.1211391694        360           358        2.2881891774
  237       I-3      $ 1,159,483.90   7.4215041559     7.0465041559        360           358        2.2500000000
  238       I-3      $   128,803.47   7.3750000000     7.0000000000        360           357        4.8750000000
  239       I-3      $27,633,833.81   7.4626972690     7.0876972690        360           358        2.2760542317
  240       I-3      $   433,600.00   7.2500000000     7.0000000000        360           355        2.2500000000
  241       I-3      $13,620,713.00   7.4358656647     7.0608656647        360           359        2.2500000000
  242       I-3      $   434,374.05   7.4526980117     7.0776980117        360           358        2.2500000000
  243       I-3      $ 1,351,767.00   7.4142449290     7.0392449290        360           358        2.3998316648
  244       I-3      $   145,850.00   7.3750000000     7.0000000000        360           359        2.2500000000
  245       I-3      $   152,000.00   8.6250000000     8.2500000000        360           357        6.7500000000
  246       I-3      $   628,750.00   7.3950397614     7.0200397614        360           355        2.5452286282
  247       I-3      $   279,913.33   7.3750000000     7.1250000000        360           354        2.2500000000
  248       I-3      $131,758,514.98  7.4549281541     7.0799281541        360           358        2.2848122434
  249       I-3      $23,872,933.52   7.4764297068     7.1014297068        360           358        2.2500000000
  250       I-3      $ 1,934,750.00   7.4210492312     7.0460492312        360           359        2.2500000000
  251       I-3      $   120,709.98   6.0000000000     5.6250000000        360           353        2.2500000000
  252       I-3      $    38,499.92   7.3750000000     7.0000000000        360           349        3.5000000000
  253       I-3      $23,207,691.03   7.4860277783     7.1110277783        360           358        2.2500000000
  254       I-3      $ 2,005,575.05   7.4241707478     7.0491707478        360           359        2.2500000000
  255       I-3      $ 2,843,862.22   7.4381183883     7.0631183883        360           358        2.2500000000
  256       I-3      $200,930,062.17  7.4476443455     7.0726443455        360           358        2.2679999303
  257       I-3      $30,799,176.24   7.4152915485     7.0402915485        360           358        2.3399474799
  258       I-3      $   246,801.16   8.3750000000     8.0000000000        360           346        3.5000000000
  259       I-3      $   546,750.00   6.7500000000     6.3750000000        360           350        4.0000000000
  260      II-1      $   231,005.76   6.8750000000     6.5000000000        360           359        3.7500000000
  261      II-1      $   677,158.87   8.5468814966     8.1718814966        360           360        4.7332615535
  262      II-1      $   778,585.90   6.5000000000     6.1250000000        360           358        2.2500000000
  263      II-1      $ 5,447,245.36   7.0236803873     6.6606670631        360           356        2.4776634240
  264      II-1      $   473,550.00   7.8378075177     7.4628075177        360           360        3.7500000000
  265      II-1      $ 1,799,669.81   5.8791912987     5.5041912987        360           357        2.2500000000
  266      II-1      $   215,200.00   8.0000000000     7.6250000000        360           360        4.2500000000
  267      II-1      $ 2,216,960.00   6.6636339853     6.2886339853        360           360        3.6155275693
  268      II-1      $   964,051.37   6.4382685165     6.0632685165        360           357        2.2500000000
  269      II-1      $   994,500.00   6.1250000000     5.7500000000        360           359        2.2500000000
  270      II-1      $ 7,232,968.18   6.6589750777     6.2839750777        360           358        2.4276794765
  271      II-1      $ 8,333,451.64   6.7028129874     6.3297329118        360           357        2.2500000000
  272      II-1      $   339,451.52   6.6250000000     5.8800000000        360           350        4.0000000000
  273      II-1      $   187,856.95   7.3750000000     7.0000000000        360           359        2.2500000000
  274      II-1      $   645,271.22   6.5923074603     6.2173074603        360           358        2.2500000000
  275      II-1      $ 7,664,592.78   6.9717855332     6.5967855332        360           356        2.5169249713
  276      II-1      $   533,822.14   7.0172271096     6.6422271096        360           350        3.5000000000
  277      II-1      $   959,177.79   7.0331273452     6.6581273452        360           350        3.5000000000
  278      II-1      $   623,904.00   6.8765643432     6.5015643432        360           358        2.8494511976
  279      II-1      $ 1,027,946.00   6.2855526944     5.9105526944        360           358        2.5689856276
  280      II-1      $   130,499.88   6.7500000000     6.3750000000        360           349        3.5000000000
  281      II-1      $ 1,562,620.00   6.4743555695     5.9679816590        360           349        3.1053103122
  282      II-1      $ 6,633,947.42   6.7957017062     6.4207017062        360           358        2.8841376994
  283      II-1      $   836,894.60   6.8959885450     6.5209885450        360           358        2.2500000000
  284      II-1      $   362,367.50   7.8227705644     7.4477705644        360           356        3.9383015861
  285      II-1      $   276,100.00   6.6359561753     6.2609561753        360           358        2.2500000000
  286      II-1      $22,807,018.69   6.4934900988     6.1198931757        360           357        2.4448176017
  287      II-1      $   790,651.48   6.8134389567     6.4384389567        360           359        2.2500000000
  288      II-1      $ 2,623,166.61   7.2771934933     6.9021934933        360           358        2.7418301777
  289      II-2      $   924,154.09   6.6930077497     6.3180077497        360           359        3.4940296212
  290      II-2      $   289,681.70   7.0000000000     6.7500000000        360           357        2.2500000000
  291      II-2      $   178,220.04   6.8750000000     6.5000000000        360           359        3.7500000000
  292      II-2      $ 2,641,535.13   6.7508139306     6.3758139306        360           360        3.7723032941
  293      II-2      $   134,275.51   6.3750000000     6.1250000000        360           359        2.2500000000
  294      II-2      $19,336,902.28   6.6545906607     6.3717448637        360           357        2.5568495206
  295      II-2      $ 5,948,165.67   6.7499208561     6.3749208561        360           359        3.2843140022
  296      II-2      $ 5,588,550.00   6.5345516726     6.2845516726        360           357        2.2500000000
  297      II-2      $ 7,693,492.00   6.8239684918     6.4489684918        360           359        3.7194977261
  298      II-2      $   148,000.00   6.5000000000     6.1250000000        360           359        5.2500000000
  299      II-2      $28,330,296.84   6.7493049834     6.3743049834        360           359        3.4098481339
  300      II-2      $ 4,431,515.87   6.6828715142     6.4328715142        360           358        2.2500000000
  301      II-2      $   775,300.00   6.8108635367     6.4358635367        360           358        2.2500000000
  302      II-2      $   381,350.00   6.9900000000     6.6150000000        360           353        2.2500000000
  303      II-2      $21,986,113.71   6.7423981974     6.3692581782        360           359        3.2697212561
  304      II-2      $46,861,065.53   6.7076416047     6.4545602887        360           357        2.2500000000
  305      II-2      $ 1,496,509.36   6.8014303190     6.4264303190        360           359        2.2500000000
  306      II-2      $   687,236.26   6.7821548880     6.4071548880        360           356        2.2500000000
  307      II-2      $   441,087.54   6.5741169259     6.1991169259        360           355        3.6482338517
  308      II-2      $   188,309.61   6.7500000000     6.3750000000        360           357        2.2500000000
  309      II-2      $   330,846.92   6.7500000000     6.5000000000        360           356        2.2500000000
  310      II-2      $12,366,951.50   6.7571656448     6.3821656448        360           358        2.4201227930
  311      II-2      $   247,256.23   6.7500000000     6.3750000000        360           341        2.2500000000
  312      II-2      $   319,186.80   6.8884035775     6.5134035775        360           359        2.2500000000
  313      II-2      $22,907,318.36   6.8053106980     6.4303106980        360           358        2.3244419844
  314      II-2      $   287,900.00   6.9433831191     6.5683831191        360           357        2.7500000000
  315      II-2      $   260,100.00   6.5000000000     6.1250000000        360           349        3.5000000000
  316      II-2      $ 8,514,522.54   6.8130583255     6.4380583255        360           358        2.2500000000
  317      II-2      $   189,050.00   6.6250000000     6.2500000000        360           358        2.2500000000
  318      II-2      $ 3,673,768.97   6.7555235850     6.3805235850        360           358        2.6385110827
  319      II-2      $   226,392.00   6.8750000000     6.5000000000        360           358        2.2500000000
  320      II-2      $   573,660.00   6.4728061918     6.1903697312        360           354        2.5743646062
  321      II-2      $   716,100.00   6.6258204161     6.2508204161        360           356        2.7465088675
  322      II-2      $ 2,303,916.02   6.5300774830     6.2800774830        360           356        2.2500000000
  323      II-2      $130,018,249.80  6.7576687215     6.3826687215        360           358        2.3651283203
  324      II-2      $16,116,214.61   6.8063094759     6.4313094759        360           358        2.2607035060
  325      II-2      $   416,400.00   6.8750000000     6.5000000000        360           360        2.2500000000
  326      II-2      $   274,394.90   6.3750000000     6.0000000000        360           350        3.5000000000
  327      II-2      $   615,050.00   6.7645719860     6.3895719860        360           359        2.2500000000
  328      II-2      $14,920,256.40   6.8189877701     6.4439877701        360           358        2.2500000000
  329      II-2      $ 3,408,795.23   6.7880530055     6.4130530055        360           359        2.2500000000
  330      II-2      $   779,844.00   6.8121419156     6.4371419156        360           358        2.2500000000
  331      II-2                       6.7592500142     6.3860742221        360           358        2.2766228141
                   $229,200,888.78
  332      II-2      $19,424,239.61   6.7646714237     6.3896714237        360           357        2.2618794869
  333      II-3      $    40,467.98   7.2500000000     6.8750000000        360           313        3.7500000000
  334      II-3      $   498,669.25   6.6250000000     6.3750000000        360           357        2.2500000000
  335      II-3      $   401,019.02   7.2500000000     6.8750000000        360           359        4.6719251246
  336      II-3      $ 1,780,079.52   6.6510326355     6.2760326355        360           359        3.4998730745
  337      II-3      $ 8,359,964.98   6.5342280269     6.2362374609        360           356        2.8029091484
  338      II-3      $10,009,861.51   6.9901990841     6.6151990841        360           359        3.3782704560
  339      II-3      $ 4,288,900.00   6.8343077479     6.5843077479        360           358        2.2500000000
  340      II-3      $ 5,841,054.59   6.9808651673     6.6058651673        360           359        3.7255328605
  341      II-3      $24,202,441.52   6.7703851648     6.3953851648        360           359        3.6541997040
  342      II-3      $ 2,833,455.11   6.6833598252     6.4333598252        360           357        2.2500000000
  343      II-3      $ 2,320,028.05   6.9585996385     6.5835996385        360           358        2.3155164493
  344      II-3      $   172,800.00   7.1250000000     6.7500000000        360           357        2.2500000000
  345      II-3      $16,074,426.29   6.9619433172     6.5869433172        360           359        2.9631531394
  346      II-3      $34,690,207.31   6.7646682891     6.5032890983        360           357        2.2500000000
  347      II-3      $   242,757.79   6.0000000000     5.6250000000        360           350        3.5000000000
  348      II-3      $ 2,030,203.39   7.2379950981     6.8629950981        360           358        2.2500000000
  349      II-3      $   863,336.63   6.3826384790     6.0076384790        360           357        2.8826384790
  350      II-3      $   921,021.17   6.0445712230     5.7945712230        360           356        2.2500000000
  351      II-3      $   450,935.77   7.2500000000     6.8750000000        360           357        4.1250000000
  352      II-3      $   126,750.70   7.2500000000     6.0350000000        360           350        4.3750000000
  353      II-3      $12,764,196.91   6.9800475309     6.6050475309        360           359        2.3122025780
  354      II-3      $   412,893.65   6.6651577077     6.2901577077        360           354        2.6812968454
  355      II-3      $ 1,329,843.72   7.2432351675     6.8682351675        360           359        2.2500000000
  356      II-3      $30,129,235.33   6.8833904224     6.5083904224        360           357        2.3548200859
  357      II-3      $   520,000.00   6.3750000000     6.1250000000        360           356        2.2500000000
  358      II-3      $   280,000.00   7.2500000000     6.8750000000        360           356        4.1250000000
  359      II-3      $21,177,895.27   7.1350676275     6.7600676275        360           358        2.2500000000
  360      II-3      $ 1,755,000.00   7.1250000000     6.7500000000        360           358        2.2500000000
  361      II-3      $ 3,083,110.58   6.7052255984     6.3302255984        360           358        2.4911525554
  362      II-3      $ 2,209,037.64   6.3392732386     6.0561118724        360           354        2.5027331593
  363      II-3      $   620,999.99   5.5515297915     5.1765297915        360           354        2.2500000000
  364      II-3      $   240,000.00   6.2500000000     5.8750000000        360           349        2.2500000000
  365      II-3      $ 4,039,299.99   6.1931027643     5.8957523569        360           353        2.3265912412
  366      II-3      $120,191,221.18  6.9380601920     6.5630601920        360           358        2.3171116260
  367      II-3      $18,440,461.80   7.0969980156     6.7219980156        360           358        2.2548399005
  368      II-3      $ 1,263,500.00   7.2500000000     6.8750000000        360           355        2.2500000000
  369      II-3      $   341,105.10   6.6404954807     6.2654954807        360           359        2.2500000000
  370      II-3      $   154,482.25   5.8750000000     5.5000000000        360           356        2.2500000000
  371      II-3      $26,517,411.86   7.0337937708     6.6587937708        360           358        2.2500000000
  372      II-3      $ 1,863,710.95   7.1107415490     6.7357415490        360           358        2.2500000000
  373      II-3      $ 1,624,368.00   7.0490653904     6.6740653904        360           358        2.2500000000
  374      II-3      $   201,553.80   5.5000000000     5.1250000000        360           356        2.2500000000
  375      II-3      $307,445,611.50  6.9032075551     6.5296461279        360           358        2.2752618328
  376      II-3      $20,864,044.11   7.0029612407     6.6279612407        360           357        2.2500000000
 377(2)    III-1     $   327,331.48   6.0277750363     5.7777750363        360           352        2.7500000000
378((3))   III-1     $   775,346.03   5.5736991279     5.2252495610        360           353        2.8762173935
379((6))   III-1     $ 1,886,183.20   5.9757292657     5.4969537381        360           357        2.5421693297
380((6))   III-1     $ 1,115,165.86   5.9241796563     5.5543199643        360           357        2.4148271989
381((5))   III-1     $   525,184.28   6.0577806851     5.6568101288        360           356        2.5050178316
382((7))   III-1     $14,809,799.69   5.7809550855     5.4770476957        360           358        2.3290195678
 383(8)    III-1     $ 2,940,228.00   5.8203210771     5.5290742759        360           359        2.3026107159
 384(8)    III-1     $12,859,365.54   5.9242951038     5.6479745206        360           359        2.2911888517
385((7))   III-1     $   475,600.00   5.6431875526     5.3931875526        360           358        2.2500000000
386((7))   III-1     $ 2,871,298.70   5.9125036782     5.6248752688        360           358        2.3573079535
387((8))   III-1     $   528,525.00   6.0496369614     5.7996369614        360           359        2.2500000000
388((8))   III-1     $ 3,672,176.46   5.9657146303     5.6928285545        360           359        2.2908679925
389((8))   III-1     $14,521,171.94   5.9571991389     5.6467412256        360           359        2.3291927313
390((7))   III-1     $76,194,205.25   5.9310624512     5.6233902374        360           358        2.3272174536
391((7))   III-1     $   395,246.56   6.2500000000     6.0000000000        360           358        2.2500000000
392((5))   III-1     $ 1,172,948.14   6.1466569347     5.8966569347        360           356        2.6605738213
393((6))   III-1     $   896,608.71   5.9257047202     5.6757047202        360           357        2.3663158732
394((6))   III-1     $ 1,389,129.00   5.9795355579     5.7295355579        360           357        2.2500000000
395((6))   III-1     $   421,799.99   6.1741346592     5.9241346592        360           357        3.1430772734
396((5))   III-1     $   188,000.00   6.1250000000     5.8750000000        360           356        2.2500000000
397((5))   III-1     $ 6,009,138.27   6.1503552607     5.9003552607        360           356        2.3469356543
398((6))   III-1     $11,398,279.33   6.0181111304     5.7681111304        360           357        2.3201156391
399((4))   III-2     $   242,911.66   6.6250000000     6.3750000000        360           355        2.7500000000
400((7))   III-2     $   159,062.82   7.5000000000     7.2500000000        360           358        2.7500000000
401((8))   III-2     $ 1,114,748.52   6.6485702017     6.3985702017        360           359        2.7500000000
402((6))   III-2     $ 3,033,556.76   6.9192872758     6.5861813907        360           357        2.3638436783
403((7))   III-2     $ 2,627,803.41   6.7829539810     6.5044939548        360           358        2.2889863373
404((7))   III-2     $ 4,555,486.77   6.6023162732     6.3392805466        360           358        2.2666272023
405((7))   III-2     $17,946,274.58   6.7348424957     6.4848424957        360           358        2.2751010752
406((8))   III-2     $ 8,076,127.66   6.5770367135     6.3270367135        360           359        2.2500000000
407((8))   III-2     $39,721,482.97   6.6899741213     6.4364556977        360           359        2.2746972589
408((6))   III-2     $   216,000.00   6.5000000000     6.2500000000        360           357        2.2500000000
409((8))   III-2     $ 2,156,816.69   6.6996363232     6.4118097427        360           359        2.3723851017
410((8))   III-2     $27,590,627.34   6.7616882469     6.5035177404        360           359        2.2604215644
411((8))   III-2     $ 4,453,644.28   6.7481380824     6.4981380824        360           359        2.2500000000
412((8))   III-2     $25,950,439.42   6.8339165014     6.5497295238        360           359        2.2948388217
413((8))   III-2     $20,532,591.49   6.7977945461     6.5442473222        360           359        2.2565775002
 414(8)    III-2     $183,071,800.39  6.7653720919     6.4909731734        360           359        2.2823354534
415((6))   III-2     $   808,668.14   6.7056817476     6.4556817476        360           357        2.9159618230
416((6))   III-2     $ 2,089,152.96   7.0093331253     6.7593331253        360           357        2.8142769534
417((6))   III-2     $ 2,984,568.91   6.6471575940     6.3971575940        360           357        2.3087304315
418((7))   III-2     $ 9,369,428.55   6.7898447567     6.5296632148        360           358        2.5995131376
419((6))   III-2     $ 1,655,481.00   6.7282493728     6.4782493728        360           357        2.7168431713
420((6))   III-2     $   634,000.00   6.9309936909     6.6809936909        360           357        2.6979495268
421((6))   III-2     $19,096,140.69   6.7819463354     6.5247872972        360           357        2.4742369916
422((6))   III-2     $ 4,562,298.93   6.8900967182     6.6081687358        360           357        2.3011666385
423((6))   III-2     $   351,192.00   6.7500000000     6.5000000000        360           357        2.2500000000
424((6))   III-2     $30,494,244.85   6.7978420289     6.5368127507        360           357        2.3238618181
425((1))   III-3     $   286,516.95   5.7500000000     5.5000000000        360           351        2.7500000000
426((8))   III-3     $11,312,635.82   6.6781268012     6.4281268012        360           359        2.2500000000
427((8))   III-3     $ 4,264,896.29   6.4953543214     6.2111963779        360           359        2.2933162327
428((7))   III-3     $ 2,983,415.69   6.2888623597     6.0388623597        360           358        2.2500000000
429((7))   III-3     $30,438,854.92   6.4394858671     6.1894858671        360           359        2.2520271288
430((8))   III-3     $13,972,471.00   6.9110185038     6.6610185038        360           359        2.2500000000
431((8))   III-3     $98,141,924.04   6.6188635399     6.3666681478        360           359        2.2526135620
432((7))   III-3     $   219,028.99   5.2500000000     5.0000000000        360           358        3.0000000000
433((8))   III-3     $   448,000.00   7.0000000000     6.7500000000        360           359        2.2500000000
434((8))   III-3     $ 1,491,500.00   6.6405045256     6.3905045256        360           359        2.2500000000
435((8))   III-3     $43,741,510.85   6.8598247334     6.6098247334        360           359        2.2500000000
436((8))   III-3     $ 1,787,992.00   6.7427320704     6.4927320704        360           359        2.2500000000
437((8))   III-3     $36,224,331.99   6.8393877179     6.5893877179        360           359        2.2500000000
438((8))   III-3     $24,363,933.80   6.5699786863     6.3199786863        360           359        2.2500000000
439((8))   III-3                      6.6948450326     6.4419998298        360           359        2.2593374026
                   $260,897,392.80
440((5))   III-3     $ 1,198,710.79   6.1619300369     5.9119300369        360           356        3.3806822140
441((6))   III-3     $   236,237.63   6.1250000000     5.8750000000        360           357        2.2500000000
442((7))   III-3     $   444,173.05   6.8750000000     6.6250000000        360           358        2.2500000000
443((7))   III-3     $ 1,768,737.32   7.1228742208     6.8728742208        360           358        2.4130107375
444((6))   III-3     $ 9,295,270.25   6.6408723880     6.3783628002        360           357        2.5225588317
445((6))   III-3     $12,849,281.65   6.6022435766     6.3522435766        360           357        2.3711400795
446((6))   III-3     $ 1,808,800.00   6.7890314020     6.5390314020        360           357        2.2500000000
447((6))   III-3     $30,446,814.69   6.4825926321     6.2325926321        360           357        2.3038068645

---------------------------------------------------------------------------------------------------------------------------------------------------------------

                          ----------
                                                                                                          Remaining
              Initial     Subsequent                                          Months                       Interest
  Loan No.    Periodic    Periodic                                          Until Rate     Rate/Pay       Only Term
               Cap (%)     Cap (%)      Max Rate (%)       Min Rate (%)     Adjustment     Frequency       (months)         Index
     1           N/A         N/A        14.6201803090      2.1605576881          4            12             N/A          1 Yr. TRES
     2         2.00000     2.00000      13.3750000000      2.7500000000          2            12             N/A          1 Yr. TRES
     3         2.00000     2.00000      14.5000000000      2.2500000000          1            12             N/A          1 Yr. TRES
     4         2.00000     2.00000      11.7500000000      2.7500000000          9            12             N/A          1 Yr. TRES
     5         2.00000     2.00000      12.0000000000      2.7500000000          7            12             N/A          1 Yr. TRES
     6         2.00000     2.00000      14.2500000000      2.7500000000         10            12             N/A          1 Yr. TRES
     7         2.00000     2.00000      13.6035754745      2.7500000000          7            12             N/A          1 Yr. TRES
     8         1.60430     1.60430      12.9373887227      2.6355624665          5            12             N/A          1 Yr. TRES
     9           N/A         N/A        12.0000000000      2.0000000000          6            12             N/A          1 Yr. TRES
     10        5.00000     2.00000      11.1191504891      2.7500000000         92            12             N/A          1 Yr. TRES
     11        5.00000     2.00000      11.5000000000      2.7500000000         67            12              67          1 Yr. TRES
     12        2.96262     2.00000      12.2244398536      2.5895625509         83            12             N/A         1 Yr. LIBOR
     13        5.00000     1.00000      11.8750000000      2.2500000000         118            6             N/A         6 Mo. LIBOR
     14        5.00000     1.00000      12.6250000000      2.2500000000         118            6             118         6 Mo. LIBOR
     15          N/A         N/A        13.0000000000      2.7500000000         67             6              67         6 Mo. LIBOR
     16        5.29714     1.29714      12.7844758489      2.2500000000         118            6             118         6 Mo. LIBOR
     17        2.00000     2.00000      12.0000000000      2.7500000000         10            12             N/A          1 Yr. TRES
     18        2.00000     2.00000      13.2500000000      2.7500000000          9            12             N/A          1 Yr. TRES
     19        2.00000     2.00000      12.5450109100      2.7500000000          6            12             N/A          1 Yr. TRES
     20        3.00000     1.00000      14.7500000000      7.7500000000         14             6             N/A         6 Mo. LIBOR
     21        3.00000     1.54603      13.1940436121      3.7515799554         19             6             N/A         6 Mo. LIBOR
     22        3.00000     1.00000      13.3750000000      3.8750000000         22             6             N/A         6 Mo. LIBOR
     23        3.00000     1.00000      12.5739556981      2.7873409025         19             6             N/A         6 Mo. LIBOR
     24        3.00000     1.00000      14.2000000000      6.2000000000         22             6             N/A         6 Mo. LIBOR
     25        3.00000     1.00000      13.3750000000      2.7500000000         15             6              15         6 Mo. LIBOR
     26        4.04673     1.34891      12.8647975078      3.6955607477         20             6             116         6 Mo. LIBOR
     27        3.00000     1.00000      12.7475876745      5.7475876745         15             6              51         6 Mo. LIBOR
     28        2.65081     1.00000      11.7455889586      2.4130394688         22             6             118         6 Mo. LIBOR
     29        3.35544     1.11848      11.9455921205      2.5132781124         21             6             117         6 Mo. LIBOR
     30        3.00000     1.00000      14.1129411765      2.3750000000         22             6              58         6 Mo. LIBOR
     31          N/A         N/A        12.8750000000      1.5800000000          7            12             N/A          1 Yr. TRES
     32        2.00000     2.00000      12.0000000000      2.7500000000          1            12             N/A          1 Yr. TRES
     33        2.00000     2.00000      12.6250000000      2.5000000000          5            36             N/A          1 Yr. TRES
     34        2.40652     2.00000      12.6108110272      2.7500000000          7            15             N/A          1 Yr. TRES
     35          N/A         N/A        19.5268265721      1.2276826572         11            12             N/A         1 Yr. LIBOR
     36        2.00000     2.00000      11.2719169735      2.3737464971          3            12             N/A         1 Yr. LIBOR
     37        2.00000     2.00000      14.0000000000      2.7500000000         29            36             N/A          1 Yr. TRES
     38        2.00000     2.00000      11.8750000000      2.5000000000         19            36             N/A          1 Yr. TRES
     39        2.47827     2.00000      12.0081448097      3.3097832149          2             6             N/A         6 Mo. LIBOR
     40        2.00000     2.00000      12.2162515517      2.7500000000          6            12             N/A          1 Yr. TRES
     41        2.00000     2.00000      12.9500000000      2.7500000000          1            12             N/A          1 Yr. TRES
     42        3.58198     2.00000      11.7953025429      2.7500000000          8            12             N/A          1 Yr. TRES
   43(7)       4.62124     2.00000      12.5843794306      2.3762540982         58            12             N/A         1 Yr. LIBOR
  44((6))      5.00000     2.00000      12.3750000000      3.1250000000         57            12             N/A         1 Yr. LIBOR
  45((8))      5.00000     2.00000      12.6638822322      2.4713193274         59            12             N/A         1 Yr. LIBOR
   46(8)       5.00000     2.00000      12.2500000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
     47        5.00000     2.00000      10.5000000000      2.9405724507         16            12             N/A         1 Yr. LIBOR
     48        5.00000     2.00000      13.1250000000      5.3750000000         14            12             N/A         1 Yr. LIBOR
     49        5.00000     2.00000      10.9882315333      2.6008125219         20            12             N/A         1 Yr. LIBOR
  50((8))      5.00000     2.00000      12.6327575786      2.2806492444         59            12             N/A         1 Yr. LIBOR
  51((8))      5.00000     2.00000      12.4556398132      2.2500000000         59            12             119         1 Yr. LIBOR
  52((8))      5.00000     2.00000      12.4191330097      2.2888834854         59            12              59         1 Yr. LIBOR
     53        5.00000     2.00000      12.5000000000      2.2500000000         58            12              58         1 Yr. LIBOR
     54        5.00000     2.00000      12.5000000000      2.2500000000         58            12              58         1 Yr. LIBOR
  55((8))      5.00000     2.00000      12.6195137482      2.3182929663         59            12              59         1 Yr. LIBOR
     56        5.00000     2.00000      13.1038186758      2.2500000000         59            12             119         1 Yr. LIBOR
  57((8))      5.00000     2.00000      13.1155820913      2.8897686598         59            12              59         1 Yr. LIBOR
  58((9))      5.00000     2.00000      12.2500000000      2.2500000000         60            12             120         1 Yr. LIBOR
  59((8))      5.00000     2.00000      12.4547456030      2.2656838289         59            12              59         1 Yr. LIBOR
     60        5.00000     2.00000      13.3750000000      2.2500000000         58            12             118         1 Yr. LIBOR
  61((8))      4.87248     2.00000      12.4920552448      2.3310681936         59            12             119         1 Yr. LIBOR
     62        5.00000     2.00000      12.1398533162      2.2500000000         46            12              46         1 Yr. LIBOR
  63((8))      4.99166     2.00000      12.5419024794      2.2765962422         59            12              59         1 Yr. LIBOR
  64((6))      5.89073     1.89073      14.0319267445      2.9159774862         57             6             N/A         6 Mo. LIBOR
     65        5.00000     1.00000      13.4313387350      2.2500000000         59             6             N/A         6 Mo. LIBOR
   66(6)       5.93880     1.93880      13.8136480218      2.8658721276         57             6             N/A         6 Mo. LIBOR
     67        4.92679     1.10862      13.2895797845      2.2849820784         59             6             N/A         6 Mo. LIBOR
     68        5.00000     1.00000      12.8750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
     69        5.00000     1.00000      12.3750000000      4.7500000000         17             6             N/A         6 Mo. LIBOR
     70        5.00000     1.00000      13.1239649099      2.2500000000         58             6             N/A         6 Mo. LIBOR
     71        5.03353     1.27762      12.8407022211      2.4807094925         50             6             N/A         6 Mo. LIBOR
  72((6))      5.35336     1.35336      12.9489098117      2.7239431454         57             6             N/A         6 Mo. LIBOR
     73        5.00000     1.00000      12.8750000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
     74          N/A         N/A        12.3750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
     75        5.00000     1.00000      13.3750000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  76((6))      5.35739     1.48930      12.8624740457      2.9643025627         57             6             117         6 Mo. LIBOR
     77        5.04052     1.04052      12.9878275770      2.2500000000         59             6             119         6 Mo. LIBOR
     78        5.00000     1.00000      13.3522006344      2.2500000000         59             6              59         6 Mo. LIBOR
  79((5))      5.37190     1.37190      13.1925282438      3.3780954011         56             6             116         6 Mo. LIBOR
     80        5.00000     1.00000      13.2039473684      3.5930451128         56             6             116         6 Mo. LIBOR
     81        5.08996     1.08996      13.1342594234      2.2500000000         58             6             118         6 Mo. LIBOR
     82        5.00000     1.00000      13.0000000000      2.2500000000         58             6              58         6 Mo. LIBOR
     83        5.00000     1.00000      13.1250000000      2.2500000000         57             6             117         6 Mo. LIBOR
  84((7))      5.41450     1.53421      13.0368930925      2.5570294934         58             6             118         6 Mo. LIBOR
     85        5.13490     1.13626      13.0802187886      2.2922275545         58             6             118         6 Mo. LIBOR
     86        4.93850     1.00000      13.0676390032      2.3589615673         59             6              59         6 Mo. LIBOR
     87        5.00000     1.00000      12.7590388007      2.2500000000         59             6             119         6 Mo. LIBOR
     88        5.00000     1.00000      12.9520175892      2.2500000000         58             6             118         6 Mo. LIBOR
  89((6))      4.15523     1.38508      13.5481347363      3.0186526373         57             6             117         6 Mo. LIBOR
  90((5))      5.00000     1.00000      13.1250000000      2.2500000000         56             6             116         6 Mo. LIBOR
     91        5.00000     1.00000      13.2166422283      2.9171554339         56             6             116         6 Mo. LIBOR
     92        5.12260     1.12260      13.1858976918      2.2555430523         58             6             118         6 Mo. LIBOR
     93        5.00000     1.00000      13.0653497092      2.2500000000         59             6              59         6 Mo. LIBOR
     94        5.00000     1.00000      13.0183641290      2.2500000000         59             6             119         6 Mo. LIBOR
     95        5.00000     1.00000      12.8750000000      2.7500000000         57             6              57         6 Mo. LIBOR
     96        5.00000     1.00000      12.8750000000      2.2500000000         58             6             118         6 Mo. LIBOR
     97        5.12629     1.12799      13.1091698487      2.2610219247         58             6             118         6 Mo. LIBOR
  98((6))      5.63704     1.63704      13.3407853092      2.5393310381         57             6             117         6 Mo. LIBOR
     99          N/A         N/A        12.9720308680      2.6403682414         10             6              10         6 Mo. LIBOR
    100        4.99131     1.05929      12.9577607337      2.3383067597         56             6              56         6 Mo. LIBOR
    101        1.00000     1.00000      12.6250000000      2.6250000000          3             6             N/A         6 Mo. LIBOR
    102          N/A         N/A        14.5681908148      2.1183569259          3             6             N/A         6 Mo. LIBOR
    103        1.00000     1.00000      12.0000000000      3.3750000000          1             6             N/A         6 Mo. LIBOR
    104        1.00000     1.00000      12.1250000000      2.0000000000          3             6             117         6 Mo. LIBOR
    105        1.00000     1.00000      13.3250000000      2.3500000000          3             6             117         6 Mo. LIBOR
    106          N/A         N/A        12.0000000000      2.5280693384          4             6             118         6 Mo. LIBOR
    107        3.28219     3.28219      11.9907418921      2.8601230856          2             6             108         6 Mo. LIBOR
    108        4.88846     1.80539      11.1166185765      2.7546473053         34            12             N/A          1 Yr. TRES
    109        5.00000     2.00000      11.6268155754      2.7500000000         31            12              31          1 Yr. TRES
    110        5.00000     2.00000      11.0410242313      2.5723238488         53            12             N/A         1 Yr. LIBOR
    111        5.00000     2.00000      11.2500000000      2.2500000000         78            12              78         1 Yr. LIBOR
    112        5.00000     2.00000      11.3928571429      2.2500000000         76            12              76         1 Yr. LIBOR
    113        3.65110     1.67445      11.6571126430      2.2500000000         54             6             N/A         6 Mo. LIBOR
    114        6.00000     2.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    115        5.00000     1.00000      13.0324633991      2.2500000000         83             6             119         6 Mo. LIBOR
    116        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    117        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    118        5.24275     1.24275      12.2591176964      2.2015200957         81             6             117         6 Mo. LIBOR
    119          N/A         N/A        13.0000000000      2.5161409851         35             6              35         6 Mo. LIBOR
    120        4.79825     1.10088      10.9069660243      2.0358491191         39             6              39         6 Mo. LIBOR
    121        5.00000     2.00000      12.0000000000      2.2500000000         115           12             N/A         1 Yr. LIBOR
    122        5.00000     2.00000      11.4999589019      2.2500000000         115           12             N/A         1 Yr. LIBOR
    123        5.00000     2.00000      12.7500000000      2.2500000000         119           12             119         1 Yr. LIBOR
    124        5.40175     2.00000      12.7298210978      2.4508765632         118           12             118         1 Yr. LIBOR
    125        5.00000     1.00000      11.8750000000      2.2500000000         117            6             N/A         6 Mo. LIBOR
    126        5.00000     1.00000      12.5864575214      2.2500000000         119            6             N/A         6 Mo. LIBOR
    127        5.00000     1.00000      12.6614084556      2.2500000000         120            6             N/A         6 Mo. LIBOR
    128        5.64924     1.00000      12.5988651994      2.2500000000         117            6             117         6 Mo. LIBOR
    129        6.00000     2.00000      12.2065527330      2.2500000000         108            6             108         6 Mo. LIBOR
    130        5.22031     1.22031      12.5737951758      2.2500000000         118            6             118         6 Mo. LIBOR
    131        5.00000     1.00000      11.6782006920      2.2500000000         119            6             119         6 Mo. LIBOR
    132        5.30996     1.30996      12.4530052638      2.2500000000         116            6             116         6 Mo. LIBOR
    133        3.00000     1.00000      13.8750000000      3.2500000000         16             6             N/A         6 Mo. LIBOR
    134        3.00000     1.00000      12.3582995372      2.8398554967         16             6             N/A         6 Mo. LIBOR
    135        2.72695     1.27305      13.1071256783      2.3750000000         20             6             N/A         6 Mo. LIBOR
    136        3.00000     1.00000      12.0561100832      2.3750000000         22             6             N/A         6 Mo. LIBOR
    137        3.00000     1.00000      12.4824702483      3.1214940497         14             6             N/A         6 Mo. LIBOR
    138        3.92549     1.33958      12.8509694424      3.0100846796         20             6             N/A         6 Mo. LIBOR
    139        3.00000     1.00000      13.5000000000      2.3750000000         21             6             N/A         6 Mo. LIBOR
    140        6.00000     2.00000      13.5000000000      2.7500000000         17             6             N/A         6 Mo. LIBOR
    141        3.00000     1.00000      13.8000000000      5.8000000000         23             6              59         6 Mo. LIBOR
    142        3.00000     1.00000      12.5671047698      2.7277578403         16             6              16         6 Mo. LIBOR
    143        4.48732     1.49577      11.3109154930      3.6764084507         22             6             118         6 Mo. LIBOR
    144        2.82940     1.00000      11.9593529766      2.4270494388         22             6             118         6 Mo. LIBOR
    145         3.00000    1.00000      14.3750000000      2.3750000000         22             6              58         6 Mo. LIBOR
    146         3.00000    1.00000      11.8003246753      2.3750000000         22             6             118         6 Mo. LIBOR
    147         3.00000    1.00000      12.6179752143      3.8501830338         13             6             109         6 Mo. LIBOR
    148         3.00000    1.00000      11.9090193432      2.3750000000         22             6             118         6 Mo. LIBOR
    149         3.60852    1.20284      12.0420262206      2.5195842198         20             6             116         6 Mo. LIBOR
    150         3.00000    1.00000      12.4554441206      2.3199259799         22             6              22         6 Mo. LIBOR
    151         2.70083    1.29917      12.5033996555      3.1603319441         21             6              57         6 Mo. LIBOR
    152         5.00000    2.00000      13.0000000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
    153         5.00000    2.00000      12.7558340870      2.2500000000         58            12             N/A         1 Yr. LIBOR
    154         5.00000    2.00000      13.1176806286      2.2810028136         58            12             118         1 Yr. LIBOR
    155         5.00000    1.81492      12.9492686235      2.2500000000         58            12             118         1 Yr. LIBOR
    156         5.00000    2.00000      12.6713334503      2.2500000000         57            12              57         1 Yr. LIBOR
    157         5.00000    1.00000      13.0343688451      2.4500982030         58             6             N/A         6 Mo. LIBOR
    158         5.07354    1.07354      13.0422232284      2.2867723942         58             6             N/A         6 Mo. LIBOR
    159        5.00000     1.00000      12.8750000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    160         5.02291    1.02940      13.0929860300      2.2676472892         58             6             N/A         6 Mo. LIBOR
    161         5.00000    1.00000      12.8750000000      2.2500000000         59             6             N/A         6 Mo. LIBOR
    162         5.00000    1.00000      13.0960300199      2.2500000000         59             6             N/A         6 Mo. LIBOR
    163         5.09534    1.09763      13.2209488135      2.2803617401         58             6             N/A         6 Mo. LIBOR
    164         5.00000    1.00000      12.6289504769      2.2500000000         58             6             N/A         6 Mo. LIBOR
    165         5.00000    1.00000      12.2750119783      2.2500000000         59             6             N/A         6 Mo. LIBOR
    166         5.00000    1.00000      13.2500000000      2.2500000000         57             6             117         6 Mo. LIBOR
    167         5.00000    1.00000      13.0464754674      2.2500000000         58             6             118         6 Mo. LIBOR
    168         5.00000    1.00000      13.3176811393      2.2500000000         59             6              59         6 Mo. LIBOR
    169         5.05230    1.05230      12.9709662596      2.4003652918         58             6             118         6 Mo. LIBOR
    170         5.00000    1.00000      13.1250000000      2.2500000000         60             6              60         6 Mo. LIBOR
    171         5.00000    1.00000      12.7500000000      2.2500000000         58             6             118         6 Mo. LIBOR
    172         5.00000    1.00000      12.7998860514      2.2500000000         57             6             117         6 Mo. LIBOR
    173         5.00000    1.00000      12.5000000000      2.2500000000         56             6             116         6 Mo. LIBOR
    174         5.06361    1.07109      13.0717573928      2.2712977032         58             6             118         6 Mo. LIBOR
    175        4.98639     1.00181      13.0577341557      2.2693072628         58             6              58         6 Mo. LIBOR
    176         5.00000    1.00000      13.1296473496      2.2500000000         58             6             118         6 Mo. LIBOR
    177        5.00000     1.00000      13.2812252187      2.2500000000         59             6             119         6 Mo. LIBOR
    178         5.00000    1.00000      13.3285292815      2.4814117126         57             6             117         6 Mo. LIBOR
    179        5.01052     1.01222      13.0571312963      2.3594628954         59             6             119         6 Mo. LIBOR
    180         5.00000    1.00000      13.1491017022      2.2500000000         59             6              59         6 Mo. LIBOR
    181         5.00000    1.00000      13.0446350169      2.2500000000         59             6             119         6 Mo. LIBOR
    182         5.00000    1.00000      12.7500000000      2.2500000000         58             6             118         6 Mo. LIBOR
    183         5.10605    1.11272      13.1036794714      2.2773213855         58             6             118         6 Mo. LIBOR
    184         5.03144    1.03361      13.0388094560      2.2640848699         58             6              58         6 Mo. LIBOR
    185         1.00000    1.00000      12.0000000000      3.0000000000          3             6             N/A         6 Mo. LIBOR
    186         1.00000    1.00000      13.2500000000      2.2500000000          2             6             N/A         6 Mo. LIBOR
    187         6.00000    6.00000      18.8750000000      4.0000000000          3             6             111         6 Mo. LIBOR
    188         5.00000    2.00000      11.2500000000      2.2500000000         78            12             N/A         1 Yr. LIBOR
    189         5.00000    2.00000      11.5000000000      2.2500000000         81            12              81         1 Yr. LIBOR
    190         5.00000    2.00000      11.5525218204      2.2500000000         81            12              81         1 Yr. LIBOR
    191         5.00000    2.00000      11.0782638596      2.2500000000         80            12             116         1 Yr. LIBOR
    192        5.00000     2.00000      11.2131945093      2.2500000000         80            12              80         1 Yr. LIBOR
    193        5.00000     1.00000      13.2500000000      2.2500000000         83             6             N/A         6 Mo. LIBOR
    194        5.43027     1.43027      12.7402655718      2.2500000000         83             6             N/A         6 Mo. LIBOR
    195        5.00000     1.00000      12.6077842254      2.2500000000         82             6             N/A         6 Mo. LIBOR
    196        5.33014     1.33014      12.3005487583      2.2500000000         81             6             117         6 Mo. LIBOR
    197        5.00000     1.00000      12.7500000000      2.2500000000         82             6              82         6 Mo. LIBOR
    198        5.00000     1.00000      13.5000000000      2.2500000000         82             6             118         6 Mo. LIBOR
    199        5.00000     1.00000      12.6459815512      2.2500000000         82             6              82         6 Mo. LIBOR
    200        5.00000     1.00000      12.0000000000      2.2500000000         81             6              81         6 Mo. LIBOR
    201        5.08500     1.08500      12.1964304948      2.2500000000         82             6             118         6 Mo. LIBOR
    202        5.00000     1.00000      12.1230832421      2.3829750821         77             6              77         6 Mo. LIBOR
    203        2.00000     2.00000      12.8707655776      2.2500000000          6            12             N/A         1 Yr. LIBOR
    204        2.00000     2.00000      13.2500000000      4.2500000000         35            12             N/A         1 Yr. LIBOR
    205        2.00000     2.00000      14.9267723385      2.7500000000         33            12             N/A         1 Yr. LIBOR
    206        2.00000     2.00000      13.8750000000      5.3750000000         36            12             N/A         1 Yr. LIBOR
    207        2.00000     2.00000      13.5992344819      4.9358839195         36            12             N/A         1 Yr. LIBOR
    208        2.00000     2.00000      14.3893313034      4.2169018620         36            12             N/A         1 Yr. LIBOR
    209        2.00000     2.00000      12.6977402357      3.9278368566         35            12             119         1 Yr. LIBOR
    210        2.00000     2.00000      12.9919133766      3.4596647866         30            12             114         1 Yr. LIBOR
    211        3.00000     1.00000      13.4000000000      6.9000000000         32             6             N/A         6 Mo. LIBOR
    212        5.00000     2.00000      10.5000000000      3.7500000000         28            12             N/A          1 Yr. TRES
    213        5.00000     2.00000      13.7500000000      2.7500000000         57            12              57          1 Yr. TRES
    214        5.00000     2.00000      13.0150350084      4.1091801495         60            12             N/A         1 Yr. LIBOR
    215        5.00000     2.00000      12.8369414230      4.0258899800         60            12             N/A         1 Yr. LIBOR
    216        5.00000     2.00000      12.8440384415      3.9549283731         60            12             N/A         1 Yr. LIBOR
    217        5.00000     2.00000      12.2869628648      2.2500000000         59            12             N/A         1 Yr. LIBOR
    218        5.00000     1.99280      12.7493988416      3.4172261952         59            12             N/A         1 Yr. LIBOR
    219        5.00000     2.00000      12.0469155195      3.3725743113         60            12             N/A         1 Yr. LIBOR
    220        5.00000     2.00000      12.6089813749      4.3685003871         60            12             N/A         1 Yr. LIBOR
    221        5.00000     2.00000      12.5539248946      4.2358423877         60            12             N/A         1 Yr. LIBOR
    222        5.00000     2.00000      12.6971686074      4.4508455764         60            12             N/A         1 Yr. LIBOR
    223        5.00000     2.00000      12.5499076999      3.6490467824         60            12             119         1 Yr. LIBOR
    224        5.00000     2.00000      12.3231850117      2.2500000000         57            12              57         1 Yr. LIBOR
    225        5.00000     2.00000      12.5422009428      3.9335798140         60            12             120         1 Yr. LIBOR
    226        5.00000     2.00000      12.6924595568      3.8846125718         60            12             119         1 Yr. LIBOR
    227        5.00000     2.00000      12.2662129502      2.2500000000         58            12              58         1 Yr. LIBOR
    228        4.69517     1.84759      12.6205375107      2.3591052717         59            12             119         1 Yr. LIBOR
    229        5.00000     1.99700      12.7922740521      3.7771756937         59            12             119         1 Yr. LIBOR
    230        5.00000     2.00000      12.2982623508      2.2553831092         58            12              58         1 Yr. LIBOR
    231        6.00000     2.00000      13.5000000000      3.5000000000         49             6             N/A         6 Mo. LIBOR
    232        4.81348     1.00000      12.7299261867      2.2500000000         58             6             N/A         6 Mo. LIBOR
    233        5.00000     1.00000      12.5283643198      2.2500000000         58             6             N/A         6 Mo. LIBOR
    234        6.00000     2.00000      13.3750000000      3.5000000000         50             6             N/A         6 Mo. LIBOR
    235        5.00000     1.00000      12.5000000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    236        5.00000     1.00532      12.4961391694      2.2881891774         58             6             N/A         6 Mo. LIBOR
    237        5.00000     1.00000      12.4215041559      2.2500000000         58             6             N/A         6 Mo. LIBOR
    238        6.00000     2.00000      13.3750000000      4.8750000000         57             6             N/A         6 Mo. LIBOR
    239        5.17524     1.17524      12.6487591429      2.2760542317         58             6             N/A         6 Mo. LIBOR
    240        5.00000     1.00000      12.2500000000      2.2500000000         55             6             115         6 Mo. LIBOR
    241        5.11930     1.11930      12.5551692577      2.2500000000         59             6             119         6 Mo. LIBOR
    242        5.00000     1.00000      12.4526980117      2.2500000000         58             6              58         6 Mo. LIBOR
    243        5.00000     1.29966      12.7139082586      2.3998316648         58             6             118         6 Mo. LIBOR
    244        5.00000     1.00000      12.3750000000      2.2500000000         59             6              59         6 Mo. LIBOR
    245        5.00000     1.00000      14.6250000000      6.7500000000         57             6             117         6 Mo. LIBOR
    246        5.00000     1.00000      12.3950397614      2.5452286282         55             6             115         6 Mo. LIBOR
    247        5.00000     1.00000      12.3750000000      2.2500000000         54             6             114         6 Mo. LIBOR
    248        5.12399     1.13459      12.5822618551      2.2848122434         58             6             118         6 Mo. LIBOR
    249        4.98768     1.01039      12.4805347741      2.2500000000         58             6              58         6 Mo. LIBOR
    250        5.00000     1.00000      12.4210492312      2.2500000000         59             6             119         6 Mo. LIBOR
    251        5.00000     1.00000      11.0000000000      2.2500000000         53             6             113         6 Mo. LIBOR
    252        5.00000     1.00000      12.3750000000      3.5000000000         49             6             109         6 Mo. LIBOR
    253        5.07556     1.07556      12.5615854888      2.2500000000         58             6             118         6 Mo. LIBOR
    254        5.00000     1.00000      12.4241707478      2.2500000000         59             6              59         6 Mo. LIBOR
    255        5.00000     1.00000      12.4381183883      2.2500000000         58             6             118         6 Mo. LIBOR
    256        5.13418     1.13573      12.5852846925      2.2679999303         58             6             118         6 Mo. LIBOR
    257        4.98765     1.00000      12.4214666909      2.3399474799         58             6              58         6 Mo. LIBOR
    258        6.00000     6.00000      12.0000000000      3.5000000000          4             6             N/A         6 Mo. LIBOR
    259        1.00000     1.00000      11.7500000000      4.0000000000          2             6              50         6 Mo. LIBOR
    260        2.00000     2.00000      12.8750000000      3.7500000000         35            12             N/A         1 Yr. LIBOR
    261        2.00000     2.00000      14.5468814966      4.7332615535         36            12             N/A         1 Yr. LIBOR
    262        2.00000     2.00000      11.5000000000      2.2500000000         34            12             N/A         1 Yr. LIBOR
    263        2.02710     2.00000      12.8092078911      2.4776634240         32            12             N/A         1 Yr. LIBOR
    264        2.00000     2.00000      13.8378075177      3.7500000000         36            12             120         1 Yr. LIBOR
    265        2.46891     2.00000      11.4102812546      2.2500000000         33            12              33         1 Yr. LIBOR
    266        2.00000     2.00000      14.0000000000      4.2500000000         36            12             120         1 Yr. LIBOR
    267        2.00000     2.00000      12.6636339853      3.6155275693         36            12             120         1 Yr. LIBOR
    268        2.41492     2.00000      12.0233528673      2.2500000000         33            12              33         1 Yr. LIBOR
    269        3.00000     2.00000      11.1250000000      2.2500000000         35            12             119         1 Yr. LIBOR
    270        2.13192     2.00000      12.5720348363      2.4276794765         34            12             118         1 Yr. LIBOR
    271        2.15033     2.00000      12.5524791217      2.2500000000         33            12              33         1 Yr. LIBOR
    272        6.00000     2.00000      12.6250000000      4.0000000000         26             6             N/A         6 Mo. LIBOR
    273        2.00000     1.00000      13.3750000000      2.2500000000         35             6             N/A         6 Mo. LIBOR
    274        2.00000     1.00000      12.5923074603      2.2500000000         34             6             N/A         6 Mo. LIBOR
    275        4.82038     1.69388      12.9269382425      2.5169249713         32             6             N/A         6 Mo. LIBOR
    276        6.00000     2.00000      13.0172271096      3.5000000000         26             6             110         6 Mo. LIBOR
    277        6.00000     2.00000      13.0331273452      3.5000000000         26             6             110         6 Mo. LIBOR
    278        2.87193     1.21798      12.8765643432      2.8494511976         34             6             118         6 Mo. LIBOR
    279        3.27594     1.31899      12.2855526944      2.5689856276         34             6             118         6 Mo. LIBOR
    280        6.00000     2.00000      12.7500000000      3.5000000000         25             6             109         6 Mo. LIBOR
    281        5.68406     1.68406      12.4743555695      3.1053103122         25             6             109         6 Mo. LIBOR
    282        2.94599     1.20544      12.7957017062      2.8841376994         34             6             118         6 Mo. LIBOR
    283        2.00000     1.00000      12.8959885450      2.2500000000         34             6              34         6 Mo. LIBOR
    284        2.38607     2.00000      13.8227705644      3.9383015861         32             6              56         6 Mo. LIBOR
    285        2.00000     1.63745      12.6359561753      2.2500000000         34             6             118         6 Mo. LIBOR
    286        3.30879     1.33508      12.4934900988      2.4448176017         33             6             117         6 Mo. LIBOR
    287        2.00000     1.00000      12.8134389567      2.2500000000         35             6              35         6 Mo. LIBOR
    288        2.30232     1.69768      13.1966272231      2.7418301777         34             6              58         6 Mo. LIBOR
    289        5.00000     2.00000      12.1009863585      3.4940296212         59            12             N/A         1 Yr. LIBOR
    290        5.00000     2.00000      12.0000000000      2.2500000000         57            12             N/A         1 Yr. LIBOR
    291        5.00000     2.00000      11.8750000000      3.7500000000         59            12             N/A         1 Yr. LIBOR
    292        5.00000     2.00000      11.7508139306      3.7723032941         60            12             N/A         1 Yr. LIBOR
    293        5.00000     2.00000      11.3750000000      2.2500000000         59            12             N/A         1 Yr. LIBOR
    294        5.00000     2.00000      11.6545906607      2.5568495206         57            12             N/A         1 Yr. LIBOR
    295        5.00000     2.00000      11.7499208561      3.2843140022         59            12             119         1 Yr. LIBOR
    296        5.00000     2.00000      11.5345516726      2.2500000000         57            12              57         1 Yr. LIBOR
    297        5.00000     2.00000      11.8450928395      3.7194977261         60            12             119         1 Yr. LIBOR
    298        5.00000     2.00000      11.5000000000      5.2500000000         59            12             119         1 Yr. LIBOR
    299        5.00000     2.00000      11.8058222169      3.4098481339         60            12             119         1 Yr. LIBOR
    300        5.00000     2.00000      11.6828715142      2.2500000000         58            12              58         1 Yr. LIBOR
    301        5.00000     2.00000      11.8108635367      2.2500000000         58            12             118         1 Yr. LIBOR
    302        5.00000     2.00000      11.8750000000      2.2500000000         53            12             113         1 Yr. LIBOR
    303        5.00000     2.01330      11.7931202884      3.2697212561         59            12             119         1 Yr. LIBOR
    304        5.00000     2.00218      11.7076416047      2.2500000000         57            12              57         1 Yr. LIBOR
    305        5.00000     1.00000      11.8014303190      2.2500000000         59             6             N/A         6 Mo. LIBOR
    306        5.00000     1.00000      11.7821548880      2.2500000000         56             6             N/A         6 Mo. LIBOR
    307        5.40706     1.40706      12.5741169259      3.6482338517         55             6             N/A         6 Mo. LIBOR
    308        5.00000     1.00000      11.7500000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
    309        5.00000     1.00000      11.7500000000      2.2500000000         56             6             N/A         6 Mo. LIBOR
    310        5.21445     1.22414      11.9909941522      2.4201227930         58             6             N/A         6 Mo. LIBOR
    311        5.00000     1.00000      11.7500000000      2.2500000000         41             6             N/A         6 Mo. LIBOR
    312        5.00000     1.00000      11.8884035775      2.2500000000         59             6             N/A         6 Mo. LIBOR
    313        5.15970     1.17059      11.9867818482      2.3244419844         58             6             N/A         6 Mo. LIBOR
    314        6.00000     2.00000      12.9433831191      2.7500000000         57             6             117         6 Mo. LIBOR
    315        6.00000     2.00000      12.5000000000      3.5000000000         49             6             109         6 Mo. LIBOR
    316        5.02042     1.02042      11.8334793179      2.2500000000         58             6             118         6 Mo. LIBOR
    317        5.00000     1.00000      11.6250000000      2.2500000000         58             6              58         6 Mo. LIBOR
    318        5.27877     1.27877      12.0342972309      2.6385110827         58             6             118         6 Mo. LIBOR
    319        5.00000     1.00000      11.8750000000      2.2500000000         58             6             118         6 Mo. LIBOR
    320        5.25949     1.25949      11.7322978768      2.5743646062         54             6             114         6 Mo. LIBOR
    321        5.55020     1.55020      12.1760229018      2.7465088675         56             6             116         6 Mo. LIBOR
    322        5.00000     1.00000      11.5300774830      2.2500000000         56             6             116         6 Mo. LIBOR
    323        5.37182     1.37701      12.1250913805      2.3651283203         58             6             118         6 Mo. LIBOR
    324        5.00000     1.00000      11.8063094759      2.2607035060         58             6              58         6 Mo. LIBOR
    325        5.00000     1.00000      11.8750000000      2.2500000000         60             6             120         6 Mo. LIBOR
    326        6.00000     2.00000      12.3750000000      3.5000000000         50             6             110         6 Mo. LIBOR
    327        5.38371     1.38371      12.1482806276      2.2500000000         59             6             119         6 Mo. LIBOR
    328        5.29614     1.30898      12.1151272715      2.2500000000         58             6             118         6 Mo. LIBOR
    329        5.09200     1.09200      11.8800503180      2.2500000000         59             6              59         6 Mo. LIBOR
    330        5.00000     1.00000      11.8121419156      2.2500000000         58             6             118         6 Mo. LIBOR
    331        5.31060     1.31510      12.0767058279      2.2766228141         58             6             118         6 Mo. LIBOR
    332        5.03212     1.04267      11.7967962333      2.2618794869         57             6              57         6 Mo. LIBOR
    333        5.00000     2.00000      12.2500000000      3.7500000000         13            12             N/A         1 Yr. LIBOR
    334        5.00000     2.00000      11.6250000000      2.2500000000         57            12             N/A         1 Yr. LIBOR
    335        5.00000     2.00000      12.2500000000      4.6719251246         60            12             N/A         1 Yr. LIBOR
    336         5.00000    2.00000      11.6510326355      3.4998730745         59            12             N/A         1 Yr. LIBOR
    337         5.00000    2.00000      11.5710095458      2.8029091484         56            12             N/A         1 Yr. LIBOR
    338         5.00000    2.00000      11.9901990841      3.3782704560         59            12             119         1 Yr. LIBOR
    339         5.00000    2.00000      11.8343077479      2.2500000000         58            12              58         1 Yr. LIBOR
    340         5.00000    2.00000      12.1411102028      3.7255328605         59            12             119         1 Yr. LIBOR
    341         5.00000    2.00000      11.8244028555      3.6541997040         59            12             119         1 Yr. LIBOR
    342         5.00000    2.00000      11.6833598252      2.2500000000         57            12              57         1 Yr. LIBOR
    343         5.00000    2.00000      11.9585996385      2.3155164493         58            12             118         1 Yr. LIBOR
    344         5.00000    2.00000      12.1250000000      2.2500000000         57            12              57         1 Yr. LIBOR
    345         5.03766    2.00000      12.0129460706      2.9631531394         59            12             119         1 Yr. LIBOR
    346         5.00000    2.00000      11.7697878895      2.2500000000         57            12              57         1 Yr. LIBOR
    347         6.00000    2.00000      12.0000000000      3.5000000000         50             6             N/A         6 Mo. LIBOR
    348         5.00000    1.00000      12.2379950981      2.2500000000         58             6             N/A         6 Mo. LIBOR
    349         6.00000    2.00000      12.3826384790      2.8826384790         57             6             N/A         6 Mo. LIBOR
    350         5.00000    1.00000      11.0445712230      2.2500000000         56             6             N/A         6 Mo. LIBOR
    351         6.00000    2.00000      13.2500000000      4.1250000000         57             6             N/A         6 Mo. LIBOR
    352         6.00000    2.00000      13.2500000000      4.3750000000         50             6             N/A         6 Mo. LIBOR
    353         5.24661    1.24661      12.2266547136      2.3122025780         59             6             N/A         6 Mo. LIBOR
    354         5.49291    1.49291      12.1580683882      2.6812968454         54             6             N/A         6 Mo. LIBOR
    355         5.00000    1.00000      12.2432351675      2.2500000000         59             6             N/A         6 Mo. LIBOR
    356         5.24450    1.24450      12.1379479880      2.3548200859         57             6             N/A         6 Mo. LIBOR
    357         5.00000    1.00000      11.3750000000      2.2500000000         56             6             116         6 Mo. LIBOR
    358         5.00000    1.00000      12.2500000000      4.1250000000         56             6             116         6 Mo. LIBOR
    359         5.18312    1.18312      12.3181826925      2.2500000000         58             6             118         6 Mo. LIBOR
    360         5.00000    1.00000      12.1250000000      2.2500000000         58             6              58         6 Mo. LIBOR
    361         5.65849    1.65849      12.3637164106      2.4911525554         58             6             118         6 Mo. LIBOR
    362         5.26529    1.26529      11.6045641682      2.5027331593         54             6             114         6 Mo. LIBOR
    363         6.00000    2.00000      11.5515297915      2.2500000000         54             6             114         6 Mo. LIBOR
    364         5.00000    1.00000      11.2500000000      2.2500000000         49             6              49         6 Mo. LIBOR
    365         5.37880    1.37880      11.5719060232      2.3265912412         53             6             113         6 Mo. LIBOR
    366         5.24995    1.25495      12.1904917038      2.3171116260         58             6             118         6 Mo. LIBOR
    367         5.00000    1.00000      12.0969980156      2.2548399005         58             6              58         6 Mo. LIBOR
    368         5.00000    1.00000      12.2500000000      2.2500000000         55             6              55         6 Mo. LIBOR
    369         5.00000    1.00000      11.6404954807      2.2500000000         59             6             119         6 Mo. LIBOR
    370         5.00000    1.00000      10.8750000000      2.2500000000         56             6             116         6 Mo. LIBOR
    371         5.37592     1.37592     12.4097102623      2.2500000000         58             6             118         6 Mo. LIBOR
    372         5.00000    1.00000      12.1107415490      2.2500000000         58             6              58         6 Mo. LIBOR
    373         5.00000    1.00000      12.0490653904      2.2500000000         58             6             118         6 Mo. LIBOR
    374         5.00000    1.00000      10.5000000000      2.2500000000         56             6              56         6 Mo. LIBOR
    375         5.21985    1.22593      12.1273523764      2.2752618328         58             6             118         6 Mo. LIBOR
    376         5.00000    1.02508      12.0029612407      2.2500000000         57             6              57         6 Mo. LIBOR
   377(2)       5.00000    2.00000      11.0277750363      2.7500000000         52            12             N/A          1 Yr. TRES
  378((3))      3.03303    2.00000      11.2293552741      2.8762173935         53            12             N/A          1 Yr. TRES
  379((6))      3.93986    2.00000      11.3291094305      2.5421693297         57            12             N/A         1 Yr. LIBOR
  380((6))      4.11820    2.00000      11.2181123095      2.4148271989         57            12             N/A         1 Yr. LIBOR
  381((5))      4.51583    2.00000      11.2191701121      2.5050178316         56            12             N/A         1 Yr. LIBOR
  382((7))      4.64051    2.00000      10.9007859371      2.3290195678         58            12             N/A         1 Yr. LIBOR
   383(8)       5.00000    2.00000      10.8203210771      2.3026107159         59            12             119         1 Yr. LIBOR
   384(8)       5.00000    2.00000      10.9242951038      2.2911888517         59            12              59         1 Yr. LIBOR
  385((7))      5.00000    2.00000      10.6431875526      2.2500000000         58            12             118         1 Yr. LIBOR
  386((7))      5.00000    2.00000      10.9464604379      2.3573079535         58            12              58         1 Yr. LIBOR
  387((8))      5.00000    2.00000      11.0496369614      2.2500000000         59            12             119         1 Yr. LIBOR
  388((8))      5.00000    2.00000      10.9657146303      2.2908679925         59            12              59         1 Yr. LIBOR
  389((8))      4.15044    2.00000      11.2403863112      2.3291927313         59            12             119         1 Yr. LIBOR
  390((7))      4.72775    2.00077      11.0187464775      2.3272174536         58            12              58         1 Yr. LIBOR
  391((7))      6.00000    2.00000      12.2500000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  392((5))      5.65692    1.65692      11.8035750487      2.6605738213         56             6             N/A         6 Mo. LIBOR
  393((6))      6.00000    2.00000      11.9257047202      2.3663158732         57             6             N/A         6 Mo. LIBOR
  394((6))      6.00000    2.00000      11.9795355579      2.2500000000         57             6             117         6 Mo. LIBOR
  395((6))      6.00000    2.00000      12.1741346592      3.1430772734         57             6             117         6 Mo. LIBOR
  396((5))      6.00000    2.00000      12.1250000000      2.2500000000         56             6             116         6 Mo. LIBOR
  397((5))      5.96472    1.96472      12.1150770510      2.3469356543         56             6             116         6 Mo. LIBOR
  398((6))      5.82937    1.85299      11.8474844996      2.3201156391         57             6             117         6 Mo. LIBOR
  399((4))      5.00000    2.00000      11.6250000000      2.7500000000         55            12             N/A          1 Yr. TRES
  400((7))      5.00000    2.00000      12.5000000000      2.7500000000         58            12             N/A          1 Yr. TRES
  401((8))      5.00000    2.00000      11.6485702017      2.7500000000         59            12             N/A          1 Yr. TRES
  402((6))      4.75688    2.00000      12.0003277539      2.3638436783         57            12             N/A         1 Yr. LIBOR
  403((7))      5.00000    2.00000      11.7829539810      2.2889863373         58            12             N/A         1 Yr. LIBOR
  404((7))      4.92019    2.00000      11.6289197968      2.2666272023         58            12             N/A         1 Yr. LIBOR
  405((7))      4.94885    2.00000      11.7518920537      2.2751010752         58            12             N/A         1 Yr. LIBOR
  406((8))      5.00000    2.00000      11.5770367135      2.2500000000         59            12             119         1 Yr. LIBOR
  407((8))      5.00000    2.00000      11.6899741213      2.2746972589         59            12              59         1 Yr. LIBOR
  408((6))      5.00000    2.00000      11.5000000000      2.2500000000         57            12              57         1 Yr. LIBOR
  409((8))      5.00000    2.00000      11.6996363232      2.3723851017         59            12             119         1 Yr. LIBOR
  410((8))      5.00000    2.00000      11.7616882469      2.2604215644         59            12              59         1 Yr. LIBOR
  411((8))      5.00000    2.00000      11.7481380824      2.2500000000         59            12             119         1 Yr. LIBOR
  412((8))      5.00000    2.00000      11.8339165014      2.2948388217         59            12              59         1 Yr. LIBOR
  413((8))      4.57746    2.00000      11.9386423048      2.2565775002         59            12             119         1 Yr. LIBOR
   414(8)       4.94616    2.00000      11.7833193453      2.2823354534         59            12              59         1 Yr. LIBOR
  415((6))      5.48803    1.48803      12.1937075278      2.9159618230         57             6             N/A         6 Mo. LIBOR
  416((6))      5.59054    1.59054      12.5998727907      2.8142769534         57             6             N/A         6 Mo. LIBOR
  417((6))      5.92639    1.92639      12.5735469063      2.3087304315         57             6             N/A         6 Mo. LIBOR
  418((7))      5.70134    1.70134      12.4911873087      2.5995131376         58             6             118         6 Mo. LIBOR
  419((6))      5.50964    1.50964      12.2378897734      2.7168431713         57             6             117         6 Mo. LIBOR
  420((6))      5.55205    1.55205      12.4830441640      2.6979495268         57             6             117         6 Mo. LIBOR
  421((6))      5.83085    1.85922      12.6416984836      2.4742369916         57             6             117         6 Mo. LIBOR
  422((6))      6.00000    2.00000      12.8900967182      2.3011666385         57             6             117         6 Mo. LIBOR
  423((6))      6.00000    2.00000      12.7500000000      2.2500000000         57             6             117         6 Mo. LIBOR
  424((6))      5.86922    1.91950      12.7247524387      2.3238618181         57             6             117         6 Mo. LIBOR
  425((1))      5.00000    2.00000      10.7500000000      2.7500000000         51            12              51          1 Yr. TRES
  426((8))      5.00000    2.00000      11.6781268012      2.2500000000         59            12             N/A         1 Yr. LIBOR
  427((8))      5.00000    2.00000      11.4953543214      2.2933162327         59            12             N/A         1 Yr. LIBOR
  428((7))      5.00000    2.00000      11.2888623597      2.2500000000         58            12             N/A         1 Yr. LIBOR
  429((7))      4.85811    2.00000      11.5755378143      2.2520271288         58            12             N/A         1 Yr. LIBOR
  430((8))      5.00000    2.00000      11.9110185038      2.2500000000         59            12             119         1 Yr. LIBOR
  431((8))      5.00000    2.00000      11.6188635399      2.2526135620         59            12              59         1 Yr. LIBOR
  432((7))      5.00000    2.00000      10.2500000000      3.0000000000         58            12              58         1 Yr. LIBOR
  433((8))      5.00000    2.00000      12.0000000000      2.2500000000         59            12              59         1 Yr. LIBOR
  434((8))      5.00000    2.00000      11.6405045256      2.2500000000         59            12             119         1 Yr. LIBOR
  435((8))      5.00000    2.00000      11.8598247334      2.2500000000         59            12              59         1 Yr. LIBOR
  436((8))      5.00000    2.00000      11.7427320704      2.2500000000         59            12             119         1 Yr. LIBOR
  437((8))      5.00000    2.00000      11.8393877179      2.2500000000         59            12              59         1 Yr. LIBOR
  438((8))      4.93129    2.00000      11.5928813918      2.2500000000         59            12             119         1 Yr. LIBOR
  439((8))      4.97608    2.00000      11.6971848414      2.2593374026         59            12              59         1 Yr. LIBOR
  440((5))      5.52273    1.52273      11.6846588930      3.3806822140         56             6             N/A         6 Mo. LIBOR
  441((6))      6.00000    2.00000      12.1250000000      2.2500000000         57             6             N/A         6 Mo. LIBOR
  442((7))      6.00000    2.00000      12.8750000000      2.2500000000         58             6             N/A         6 Mo. LIBOR
  443((7))      6.00000    2.00000      13.1228742208      2.4130107375         58             6             N/A         6 Mo. LIBOR
  444((6))      5.72859    1.72859      12.3694593003      2.5225588317         57             6             117         6 Mo. LIBOR
  445((6))      5.71903    1.88202      12.4842603273      2.3711400795         57             6             117         6 Mo. LIBOR
  446((6))      6.00000    2.00000      12.7890314020      2.2500000000         57             6             117         6 Mo. LIBOR
  447((6))      5.88218    1.88218      12.3647725690      2.3038068645         57             6             117         6 Mo. LIBOR

---------------------------------------------------------------------------------------------------------------------------------------------------------------
(1) The servicing fee increases by 0.125% per annum in the 51st period
(2) The servicing fee increases by 0.125% per annum in the 52nd period
(3) The servicing fee increases by 0.125% per annum in the 53rd period
(4) The servicing fee increases by 0.125% per annum in the 55th period
(5) The servicing fee increases by 0.125% per annum in the 56th period
(6) The servicing fee increases by 0.125% per annum in the 57th period
(7) The servicing fee increases by 0.125% per annum in the 58th period
(8) The servicing fee increases by 0.125% per annum in the 59th period
(9) The servicing fee increases by 0.125% per annum in the 60th period

There will be  discrepancies  between the  characteristics  of the actual mortgage loans and the  characteristics  assumed in preparing the tables below.  Any discrepancy may have an effect upon the percentages of the initial  principal  amounts  outstanding (and the weighted average lives) of the classes of Offered
Certificates  set forth in the tables.  In addition,  to the extent that the actual  mortgage  loans included in the mortgage pool have  characteristics  that differ from those assumed in preparing the tables below,  the classes of Offered  Certificates  set forth below may mature  earlier or later than indicated by the tables below. Based on the foregoing  assumptions,  the tables below indicate the weighted average life of each class of Offered  Certificates (other than the Interest Only  Certificates)  and sets forth the percentage of the initial  principal  amounts of each such class that would be outstanding  after each of the distribution  dates shown, at specified  percentages of the CPR. Neither the prepayment model used in this prospectus  supplement nor any other prepayment model or assumption  purports to be a historical  description of prepayment  experience or a prediction of the  anticipated  rate of prepayment of any pool of mortgage loans,  including the mortgage loans included in the trust fund.  Variations in the prepayment  experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of the initial  Certificate  Principal  Balances (and weighted  average lives) shown in the following  tables.
Variations may occur even if the average  prepayment  experience of all of the mortgage  loans equals any of the specified  percentages of the CPR. The timing of changes in the rate of prepayment may  significantly  affect the actual yield to maturity to investors,  even if the average rate of Principal  Prepayments is consistent with the expectations of investors.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class I-1A Certificates                       Class I-2A Certificates

                        10%     20%     30%      40%     50%              10%     20%      30%     40%      50%
 Distribution Date

 Initial Percentage.      100     100      100     100      100             100      100     100      100     100
 June 2007..........       89      78       67      56       45              89       78      67       56      45
 June 2008..........       79      60       44      29       17              79       60      44       29      17
 June 2009..........       70      46       27      13        3              70       46      27       14       4
 June 2010..........       61      36       21      11        3              62       37      21       11       4
 June 2011..........       54      29       15       7        2              54       29      15        7       2
 June 2012..........       47      23       10       4        1              48       23      10        4       1
 June 2013..........       42      18        7       2        *              42       19       7        2       *
 June 2014..........       37      14        5       1        0              38       15       5        1       0
 June 2015..........       33      11        3       *        0              34       12       3        *       0
 June 2016..........       30       9        2       0        0              30        9       2        0       0
 June 2017..........       26       7        1       0        0              27        7       1        0       0
 June 2018..........       23       5        1       0        0              23        5       1        0       0
 June 2019..........       20       4        *       0        0              21        4       *        0       0
 June 2020..........       17       3        0       0        0              18        3       0        0       0
 June 2021..........       15       2        0       0        0              16        2       0        0       0
 June 2022..........       13       1        0       0        0              13        2       0        0       0
 June 2023..........       11       1        0       0        0              11        1       0        0       0
 June 2024..........        9       1        0       0        0              10        1       0        0       0
 June 2025..........        8       *        0       0        0               8        *       0        0       0
 June 2026..........        7       *        0       0        0               7        *       0        0       0
 June 2027..........        5       0        0       0        0               6        0       0        0       0
 June 2028..........        4       0        0       0        0               5        0       0        0       0
 June 2029..........        3       0        0       0        0               4        0       0        0       0
 June 2030..........        3       0        0       0        0               3        0       0        0       0
 June 2031..........        2       0        0       0        0               2        0       0        0       0
 June 2032..........        1       0        0       0        0               1        0       0        0       0
 June 2033..........        1       0        0       0        0               1        0       0        0       0
 June 2034..........        *       0        0       0        0               *        0       0        0       0
 June 2035..........        0       0        0       0        0               0        0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             7.62    4.01     2.53    1.73     1.20            7.72     4.03    2.54     1.73    1.20
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class I-3A Certificates                       Class I-M-1 Certificates

                        10%     20%     30%      40%     50%              10%     20%      30%     40%      50%
 Distribution Date
 Initial Percentage.      100     100      100     100      100             100      100     100      100     100
 June 2007..........       89      78       67      56       45             100      100     100      100     100
 June 2008..........       79      60       44      29       17             100      100     100      100     100
 June 2009..........       70      46       27      14        4             100      100     100      100     100
 June 2010..........       62      37       21      11        4             100       81      48       26      57
 June 2011..........       54      29       15       7        2             100       65      33       15       6
 June 2012..........       48      23       10       4        1             100       52      23        9       3
 June 2013..........       42      19        7       2        *              94       41      16        5       2
 June 2014..........       38      15        5       1        0              84       33      11        3       0
 June 2015..........       34      12        3       *        0              75       26       8        2       0
 June 2016..........       31       9        2       0        0              67       21       5        1       0
 June 2017..........       27       7        1       0        0              59       16       4        0       0
 June 2018..........       24       5        1       0        0              52       13       3        0       0
 June 2019..........       21       4        *       0        0              45       10       2        0       0
 June 2020..........       18       3        0       0        0              40        8       1        0       0
 June 2021..........       16       2        0       0        0              35        6       0        0       0
 June 2022..........       14       2        0       0        0              30        5       0        0       0
 June 2023..........       12       1        0       0        0              26        3       0        0       0
 June 2024..........       10       1        0       0        0              22        3       0        0       0
 June 2025..........        9       *        0       0        0              19        2       0        0       0
 June 2026..........        7       *        0       0        0              16        2       0        0       0
 June 2027..........        6       0        0       0        0              13        *       0        0       0
 June 2028..........        5       0        0       0        0              11        0       0        0       0
 June 2029..........        4       0        0       0        0               9        0       0        0       0
 June 2030..........        3       0        0       0        0               7        0       0        0       0
 June 2031..........        2       0        0       0        0               5        0       0        0       0
 June 2032..........        2       0        0       0        0               4        0       0        0       0
 June 2033..........        1       0        0       0        0               3        0       0        0       0
 June 2034..........        *       0        0       0        0               2        0       0        0       0
 June 2035..........        0       0        0       0        0               0        0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             7.78    4.04     2.55    1.73     1.20           13.71     7.37    4.97     4.16    4.22
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                             Class I-M-2 Certificates                            Class I-B-1 Certificates
                        10%     20%     30%      40%     50%              10%      20%     30%     40%      50%
 Distribution Date
 Initial Percentage.      100     100      100     100      100              100     100     100      100     100
 June 2007..........      100     100      100     100      100              100     100     100      100     100
 June 2008..........      100     100      100     100      100              100     100     100      100     100
 June 2009..........      100     100      100     100      100              100     100     100      100     100
 June 2010..........      100      81       48      26       12              100      81      48       26      12
 June 2011..........      100      65       33      15        6              100      65      33       15       6
 June 2012..........      100      52       23       9        3              100      52      23        9       3
 June 2013..........       94      41       16       5        2               94      41      16        5       2
 June 2014..........       84      33       11       3        0               84      33      11        3       0
 June 2015..........       75      26        8       2        0               75      26       8        2       0
 June 2016..........       67      21        5       1        0               67      21       5        1       0
 June 2017..........       59      16        4       0        0               59      16       4        0       0
 June 2018..........       52      13        3       0        0               52      13       3        0       0
 June 2019..........       45      10        2       0        0               45      10       2        0       0
 June 2020..........       40       8        1       0        0               40       8       1        0       0
 June 2021..........       35       6        0       0        0               35       6       0        0       0
 June 2022..........       30       5        0       0        0               30       5       0        0       0
 June 2023..........       26       3        0       0        0               26       3       0        0       0
 June 2024..........       22       3        0       0        0               22       3       0        0       0
 June 2025..........       19       2        0       0        0               19       2       0        0       0
 June 2026..........       16       2        0       0        0               16       2       0        0       0
 June 2027..........       13       1        0       0        0               13       1       0        0       0
 June 2028..........       11       0        0       0        0               11       0       0        0       0
 June 2029..........        9       0        0       0        0                9       0       0        0       0
 June 2030..........        7       0        0       0        0                7       0       0        0       0
 June 2031..........        5       0        0       0        0                5       0       0        0       0
 June 2032..........        4       0        0       0        0                4       0       0        0       0
 June 2033..........        3       0        0       0        0                3       0       0        0       0
 June 2034..........        2       0        0       0        0                2       0       0        0       0
 June 2035..........        0       0        0       0        0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            13.71    7.38     4.93    4.02     3.77            13.71    7.38    4.92     3.95    3.59
 -----------------------------

 (**)    The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                             Class I-B-2 Certificates                          Class II-1A Certificates
                        10%     20%     30%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      83      73       56      45
 June 2008..........      100     100     100      100     100               89      69      52       31      21
 June 2009..........      100     100     100      100     100               84      58      37       17       9
 June 2010..........      100      81      48       26      12               79      47      28       10       4
 June 2011..........      100      65      33       15       6               74      40      21        6       2
 June 2012..........      100      52      23        9       3               70      34      16        4       1
 June 2013..........       94      41      16        5       2               65      28      12        2       1
 June 2014..........       84      33      11        3       0               61      24       9        1       *
 June 2015..........       75      26       8        2       0               58      20       6        1       *
 June 2016..........       67      21       5        1       0               54      17       5        *       *
 June 2017..........       59      16       4        0       0               50      14       4        *       *
 June 2018..........       52      13       3        0       0               47      12       3        *       *
 June 2019..........       45      10       2        0       0               43      10       2        *       *
 June 2020..........       40       8       1        0       0               40       8       1        *       *
 June 2021..........       35       6       0        0       0               36       7       1        *       *
 June 2022..........       30       5       0        0       0               33       5       1        *       *
 June 2023..........       26       3       0        0       0               30       4       1        *       *
 June 2024..........       22       3       0        0       0               28       4       *        *       *
 June 2025..........       19       2       0        0       0               25       3       *        *       *
 June 2026..........       16       2       0        0       0               22       2       *        *       *
 June 2027..........       13       1       0        0       0               20       2       *        *       *
 June 2028..........       11       0       0        0       0               17       1       *        *       *
 June 2029..........        9       0       0        0       0               15       1       *        *       *
 June 2030..........        7       0       0        0       0               12       1       *        *       *
 June 2031..........        5       0       0        0       0               10       1       *        *       *
 June 2032..........        4       0       0        0       0                8       *       *        *       *
 June 2033..........        3       0       0        0       0                6       *       *        *       *
 June 2034..........        2       0       0        0       0                4       *       *        *       0
 June 2035..........        0       0       0        0       0                1       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            13.71    7.38    4.90     3.92    3.51            12.27    5.47    3.21     1.79    1.31
 -----------------------------

 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the

                                                                   Following CPR Percentage

                              Class II-2A Certificates                         Class II-3A-1 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       94      84      73       56      45               80      39       0        0       0
 June 2008..........       89      70      52       31      21               60       0       0        0       0
 June 2009..........       84      58      38       17       9               42       0       0        0       0
 June 2010..........       79      48      28       10       4               24       0       0        0       0
 June 2011..........       75      40      21        6       2                7       0       0        0       0
 June 2012..........       70      34      16        4       1                0       0       0        0       0
 June 2013..........       66      29      12        2       1                0       0       0        0       0
 June 2014..........       62      24       9        1       *                0       0       0        0       0
 June 2015..........       59      21       7        1       *                0       0       0        0       0
 June 2016..........       55      17       5        *       *                0       0       0        0       0
 June 2017..........       51      14       4        *       *                0       0       0        0       0
 June 2018..........       47      12       3        *       *                0       0       0        0       0
 June 2019..........       44      10       2        *       *                0       0       0        0       0
 June 2020..........       41       8       1        *       *                0       0       0        0       0
 June 2021..........       37       7       1        *       *                0       0       0        0       0
 June 2022..........       34       6       1        *       *                0       0       0        0       0
 June 2023..........       31       4       1        *       *                0       0       0        0       0
 June 2024..........       28       4       *        *       *                0       0       0        0       0
 June 2025..........       25       3       *        *       *                0       0       0        0       0
 June 2026..........       23       2       *        *       *                0       0       0        0       0
 June 2027..........       20       2       *        *       *                0       0       0        0       0
 June 2028..........       17       1       *        *       *                0       0       0        0       0
 June 2029..........       15       1       *        *       *                0       0       0        0       0
 June 2030..........       13       1       *        *       *                0       0       0        0       0
 June 2031..........       10       1       *        *       *                0       0       0        0       0
 June 2032..........        8       *       *        *       *                0       0       0        0       0
 June 2033..........        6       *       *        *       *                0       0       0        0       0
 June 2034..........        4       *       *        *       *                0       0       0        0       0
 June 2035..........        2       *       *        *       *                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.43    5.52    3.23     1.79    1.31             2.63    0.86    0.50     0.30    0.22
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the
         number of years from the date of issuance of the certificate to the related  distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class II-3A-2 Certificates                        Class II-3A-3 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100      99       45       9              100     100     100      100     100
 June 2008..........      100      89      31        0       0              100     100     100       45       0
 June 2009..........      100      50       0        0       0              100     100      75        0       0
 June 2010..........      100      16       0        0       0              100     100      29        0       0
 June 2011..........      100       0       0        0       0              100      86       0        0       0
 June 2012..........       92       0       0        0       0              100      57       0        0       0
 June 2013..........       78       0       0        0       0              100      32       0        0       0
 June 2014..........       65       0       0        0       0              100      11       0        0       0
 June 2015..........       53       0       0        0       0              100       0       0        0       0
 June 2016..........       42       0       0        0       0              100       0       0        0       0
 June 2017..........       28       0       0        0       0              100       0       0        0       0
 June 2018..........       16       0       0        0       0              100       0       0        0       0
 June 2019..........        4       0       0        0       0              100       0       0        0       0
 June 2020..........        0       0       0        0       0               89       0       0        0       0
 June 2021..........        0       0       0        0       0               73       0       0        0       0
 June 2022..........        0       0       0        0       0               58       0       0        0       0
 June 2023..........        0       0       0        0       0               43       0       0        0       0
 June 2024..........        0       0       0        0       0               29       0       0        0       0
 June 2025..........        0       0       0        0       0               16       0       0        0       0
 June 2026..........        0       0       0        0       0                2       0       0        0       0
 June 2027..........        0       0       0        0       0                0       0       0        0       0
 June 2028..........        0       0       0        0       0                0       0       0        0       0
 June 2029..........        0       0       0        0       0                0       0       0        0       0
 June 2030..........        0       0       0        0       0                0       0       0        0       0
 June 2031..........        0       0       0        0       0                0       0       0        0       0
 June 2032..........        0       0       0        0       0                0       0       0        0       0
 June 2033..........        0       0       0        0       0                0       0       0        0       0
 June 2034..........        0       0       0        0       0                0       0       0        0       0
 June 2035..........        0       0       0        0       0                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**             9.32    3.07    1.75     1.00    0.74            16.64    6.40    3.60     2.00    1.48
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class II-3A-4 Certificates                        Class II-3A-5 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      84      73       56      45
 June 2008..........      100     100     100      100      93               89      70      52       31      21
 June 2009..........      100     100     100       79      40               84      58      38       17       9
 June 2010..........      100     100     100       47      20               79      48      28       10       4
 June 2011..........      100     100      95       28      10               75      40      21        6       2
 June 2012..........      100     100      71       17       5               71      34      16        4       1
 June 2013..........      100     100      53       10       3               66      29      12        2       1
 June 2014..........      100     100      40        6       1               63      24       9        1       *
 June 2015..........      100      93      30        4       1               59      21       7        1       *
 June 2016..........      100      79      22        2       *               55      17       5        *       *
 June 2017..........      100      66      16        1       *               51      14       4        *       *
 June 2018..........      100      54      12        1       *               48      12       3        *       *
 June 2019..........      100      45       9        *       *               44      10       2        *       *
 June 2020..........      100      37       6        *       *               41       8       1        *       *
 June 2021..........      100      30       5        *       *               37       7       1        *       *
 June 2022..........      100      25       3        *       *               34       6       1        *       *
 June 2023..........      100      20       2        *       *               31       4       1        *       *
 June 2024..........      100      16       2        *       *               28       4       *        *       *
 June 2025..........      100      13       1        *       *               25       3       *        *       *
 June 2026..........      100      11       1        *       *               23       2       *        *       *
 June 2027..........       90       8       1        *       *               20       2       *        *       *
 June 2028..........       79       7       *        *       *               17       1       *        *       *
 June 2029..........       68       5       *        *       *               15       1       *        *       *
 June 2030..........       57       4       *        *       *               13       1       *        *       *
 June 2031..........       46       3       *        *       *               10       1       *        *       *
 June 2032..........       36       2       *        *       *                8       *       *        *       *
 June 2033..........       26       1       *        *       *                6       *       *        *       *
 June 2034..........       17       1       *        *       *                4       *       *        *       *
 June 2035..........        8       *       *        *       *                2       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            24.80   13.74    8.23     4.52    3.24            12.45    5.52    3.23     1.79    1.31
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                              Class II-B Certificates                          Class III-1A Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100     100               94      84      73       57      46
 June 2008..........      100     100     100       86      73               89      70      53       32      21
 June 2009..........      100     100      92       67      52               84      58      38       18       9
 June 2010..........      100     100      69       40      26               79      48      28       11       5
 June 2011..........       99      89      51       24      13               75      40      21        6       2
 June 2012..........       99      76      38       14       6               70      34      16        4       1
 June 2013..........       99      64      29        9       3               65      29      12        2       1
 June 2014..........       97      54      21        5       2               61      24       9        1 *
 June 2015..........       94      46      16        3       1               57      20       6        1 *
 June 2016..........       91      39      12        2       *               53      17       5 *        *
 June 2017..........       85      32       9        1       *               49      14       3 *        *
 June 2018..........       79      27       6        1       *               46      12       3 *        *
 June 2019..........       73      22       5        *       *               42      10       2 *        *
 June 2020..........       68      18       3        *       *               39       8       1 *        *
 June 2021..........       62      15       2        *       *               36       7       1 *        *
 June 2022..........       57      12       2        *       *               33       5       1 *        *
 June 2023..........       52      10       1        *       *               30       4       1 *        *
 June 2024..........       47       8       1        *       *               27       4 *       *        *
 June 2025..........       42       7       1        *       *               24       3 *       *        *
 June 2026..........       38       5       *        *       *               22       2 *       *        *
 June 2027..........       33       4       *        *       *               19       2 *       *        *
 June 2028..........       29       3       *        *       *               17       1 *       *        *
 June 2029..........       25       2       *        *       *               14       1 *       *        *
 June 2030..........       21       2       *        *       *               12       1 *       *        *
 June 2031..........       17       1       *        *       *               10       1 *       *        *
 June 2032..........       13       1       *        *       *                8 *       *       *        *
 June 2033..........       10       1       *        *       *                6 *       *       *        *
 June 2034..........        6       *       *        *       *                4 *       *       *        *
 June 2035..........        3       *       *        *       0                2 *       *       *              0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            17.90    9.91    6.12     4.05    3.26            12.19    5.49    3.23     1.81    1.32
 -----------------------------

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                             Class III-2A Certificates                        Class III-3A-1 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       95      84      73       57      46               89      68      46       14       0
 June 2008..........       89      70      53       32      21               79      40       6        0       0
 June 2009..........       84      58      38       18       9               69      17       0        0       0
 June 2010..........       80      48      29       11       5               59       0       0        0       0
 June 2011..........       75      41      21        6       2               50       0       0        0       0
 June 2012..........       70      34      16        4       1               41       0       0        0       0
 June 2013..........       66      29      12        2       1               31       0       0        0       0
 June 2014..........       61      24       9        1       *               22       0       0        0       0
 June 2015..........       57      20       6        1       *               14       0       0        0       0
 June 2016..........       53      17       5        *       *                6       0       0        0       0
 June 2017..........       50      14       3        *       *                0       0       0        0       0
 June 2018..........       46      12       3        *       *                0       0       0        0       0
 June 2019..........       43      10       2        *       *                0       0       0        0       0
 June 2020..........       39       8       1        *       *                0       0       0        0       0
 June 2021..........       36       7       1        *       *                0       0       0        0       0
 June 2022..........       33       5       1        *       *                0       0       0        0       0
 June 2023..........       30       4       1        *       *                0       0       0        0       0
 June 2024..........       27       4       *        *       *                0       0       0        0       0
 June 2025..........       24       3       *        *       *                0       0       0        0       0
 June 2026..........       22       2       *        *       *                0       0       0        0       0
 June 2027..........       19       2       *        *       *                0       0       0        0       0
 June 2028..........       17       1       *        *       *                0       0       0        0       0
 June 2029..........       14       1       *        *       *                0       0       0        0       0
 June 2030..........       12       1       *        *       *                0       0       0        0       0
 June 2031..........       10       1       *        *       *                0       0       0        0       0
 June 2032..........        8       *       *        *       *                0       0       0        0       0
 June 2033..........        6       *       *        *       *                0       0       0        0       0
 June 2034..........        4       *       *        *       *                0       0       0        0       0
 June 2035..........        2       *       *        *       *                0       0       0        0       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.25    5.51    3.24     1.81    1.33             5.13    1.74    1.00     0.58    0.43
 -----------------------------
______________
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class III-3A-2 Certificates                       Class III-3A-3 Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........      100     100     100      100      88              100     100     100      100     100
 June 2008..........      100     100     100       43       8              100     100     100      100     100
 June 2009..........      100     100      63        0       0              100     100     100       97      50
 June 2010..........      100      95      32        0       0              100     100     100       58      25
 June 2011..........      100      70       9        0       0              100     100     100       35      13
 June 2012..........      100      50       0        0       0              100     100      85       21       6
 June 2013..........      100      32       0        0       0              100     100      63       12       3
 June 2014..........      100      17       0        0       0              100     100      47        7       2
 June 2015..........      100       5       0        0       0              100     100      35        4       1
 June 2016..........      100       0       0        0       0              100      90      25        3       *
 June 2017..........       98       0       0        0       0              100      75      19        1       *
 June 2018..........       87       0       0        0       0              100      62      14        1       *
 June 2019..........       76       0       0        0       0              100      52      10        1       *
 June 2020..........       65       0       0        0       0              100      43       7        *       *
 June 2021..........       55       0       0        0       0              100      35       5        *       *
 June 2022..........       45       0       0        0       0              100      29       4        *       *
 June 2023..........       36       0       0        0       0              100      23       3        *       *
 June 2024..........       27       0       0        0       0              100      19       2        *       *
 June 2025..........       18       0       0        0       0              100      15       1        *       *
 June 2026..........       10       0       0        0       0              100      12       1        *       *
 June 2027..........        2       0       0        0       0              100      10       1        *       *
 June 2028..........        0       0       0        0       0               90       8       *        *       *
 June 2029..........        0       0       0        0       0               77       6       *        *       *
 June 2030..........        0       0       0        0       0               65       4       *        *       *
 June 2031..........        0       0       0        0       0               53       3       *        *       *
 June 2032..........        0       0       0        0       0               42       2       *        *       *
 June 2033..........        0       0       0        0       0               31       1       *        *       *
 June 2034..........        0       0       0        0       0               20       1       *        *       *
 June 2035..........        0       0       0        0       0                9       *       *        *       *
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            15.72    6.21    3.55     1.97    1.46            25.41   14.44    8.77     4.90    3.52
 -----------------------------
______________

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                                                    Percent of Initial Principal Amount Outstanding at the
                                                                   Following CPR Percentage

                            Class III-3A-4 Certificates                        Class III-B Certificates
                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
 Distribution Date
 Initial Percentage.      100     100     100      100     100              100     100     100      100     100
 June 2007..........       95      84      73       57      46              100     100     100      100     100
 June 2008..........       89      70      53       32      21              100     100     100       86      73
 June 2009..........       84      58      38       18       9              100     100      92       67      52
 June 2010..........       80      48      29       11       5              100     100      69       40      26
 June 2011..........       75      41      21        6       2               99      89      51       24      13
 June 2012..........       70      34      16        4       1               98      75      38       14       6
 June 2013..........       65      29      12        2       1               97      63      28        8       3
 June 2014..........       61      24       9        1       *               94      53      21        5       2
 June 2015..........       57      20       6        1       *               91      44      15        3       1
 June 2016..........       53      17       5        *       *               87      37      11        2       *
 June 2017..........       49      14       3        *       *               82      31       8        1       *
 June 2018..........       46      12       3        *       *               76      26       6        1       *
 June 2019..........       42      10       2        *       *               70      21       4        *       *
 June 2020..........       39       8       1        *       *               65      17       3        *       *
 June 2021..........       36       6       1        *       *               59      14       2        *       *
 June 2022..........       33       5       1        *       *               54      12       2        *       *
 June 2023..........       30       4       1        *       *               49      10       1        *       *
 June 2024..........       27       4       *        *       *               45       8       1        *       *
 June 2025..........       24       3       *        *       *               40       6       1        *       *
 June 2026..........       22       2       *        *       *               36       5       *        *       *
 June 2027..........       19       2       *        *       *               32       4       *        *       *
 June 2028..........       17       1       *        *       *               28       3       *        *       *
 June 2029..........       14       1       *        *       *               24       2       *        *       *
 June 2030..........       12       1       *        *       *               20       2       *        *       *
 June 2031..........       10       1       *        *       *               16       1       *        *       *
 June 2032..........        8       *       *        *       *               13       1       *        *       *
 June 2033..........        6       *       *        *       *                9       1       *        *       *
 June 2034..........        4       *       *        *       *                6       *       *        *       *
 June 2035..........        2       *       *        *       0                3       *       *        *       0
 June 2036..........        0       0       0        0       0                0       0       0        0       0
 Weighted Average
   Life
 --------------------
  to Maturity
   (years)**            12.20    5.49    3.24     1.81    1.33            17.46    9.77    6.08     4.04    3.26
 -----------------------------
______________

(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the
         number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

Yield Sensitivity of the Interest Only Certificates

         The yield to maturity on the Class  II-1X-1,  Class II-2X-1,  Class II-2X-2,  Class II-3X-1,  Class  II-3X-2,  Class III-3X-1  Certificates  and Class
III-3X-2  Certificates will be extremely  sensitive to both the timing of receipt of prepayments and the overall rate of principal  prepayments and defaults on the mortgage  loans in Sub-Loan  Group II-1,  Sub-Loan  Group II-2,  Sub-Loan  Group II-3 and  Sub-Loan  Group III-3,  respectively,  which rate may  fluctuate significantly  over time,  because the Notional  Amount of the Class II-1X-1  Certificates  is equal to the  Certificate  Principal  Balance of the Class II-1A
Certificates,  the  Notional  Amount  of the  Class  II-2X-1  Certificates  is equal to the  aggregate  Certificate  Principal  Balance  of the  Class  II-2A-1
Certificates,  the Notional Amount of the Class II-2X-2  Certificates  is equal to the Certificate  Principal  Balance of the Class II-2A-2  Certificates,  the
Notional  Amount of the Class II-3X-1  Certificates  is equal to the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class
II-3A-4  Certificates,  the Notional Amount of the Class II-3X-2  Certificates is equal to the aggregate  Certificate  Principal  Balance of the Class II-3A-1,
Class  II-3A-2,  Class II-3A-3,  Class II-3A-4 and Class II-3A-5  Certificates,  and the Notional  Amount of the Class  III-3X-2  Certificates  is equal to the aggregate  Certificate  Principal Balance of the Class III-3A-2 and Class III-3A-3  Certificates.  Investors in these Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage  loans in Sub-Loan Group II-1,  Sub-Loan Group II-2,  Sub-Loan Group II-3 and Sub-Loan Group
III-3, as applicable,  could result in the failure of such investors to fully recover their  investments,  in particular  because all principal  prepayments on the mortgage  loans in Sub-Loan Group II-1 on each  distribution  date during the first seven years after the Closing Date will be allocated to the Class II-1A
Certificates,  all principal  prepayments on the mortgage loans in Sub-Loan Group II-2 on each distribution date during the first seven years after the Closing
Date will be allocated to the Class II-2A  Certificates and all principal  prepayments on the mortgage loans in Sub-Loan Group II-3 on each  distribution  date during the first seven years after the Closing Date will be allocated to the Class II-3A Certificates,  and all principal  prepayments on the mortgage loans in
Sub-Loan  Group III-3 on each  distribution  date during the first seven years after the Closing Date will be allocated  to the Class III-3A  Certificates  (in each case subject to limited exceptions).

         Investors in these Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the mortgage loans in Loan Group II and Loan Group III could result in the failure of such investors to fully recover their  investments,  in particular  because all principal  prepayments on the mortgage  loans in Loan Group II on each  distribution  date  during the first seven years  after the  Closing  Date will be  allocated  to the Group II Senior
Certificates, other than the related interest-only certificates (subject to limited exceptions).

         The following  tables  indicate the  sensitivity  of the pre-tax  yield to maturity on the Interest Only  Certificates  to various  constant  rates of prepayment on the mortgage  loans by projecting  the monthly  aggregate  payments on the Interest Only  Certificates  and computing the  corresponding  pre-tax yields to maturity on a corporate bond equivalent basis, based on the structuring  assumptions,  including the assumptions  regarding the  characteristics  and performance of such mortgage loans, which differ from the actual  characteristics  and performance  thereof,  and assuming the aggregate purchase price for the
Interest Only Certificates set forth below. Any differences  between such assumptions and the actual  characteristics and performance of the mortgage loans and of such  Interest  Only  Certificates  may  result in yields  being  different  from  those  shown in such  table.  Discrepancies  between  assumed  and actual characteristics  and  performance  underscore  the  hypothetical  nature of the tables,  which are provided only to give a general sense of the  sensitivity of yields in varying prepayment scenarios.

                                 Pre-Tax Yield to Maturity of the Class II-1X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
          $587,252.95*                61.70%       47.91%        25.20%        0.00%       (18.71)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------

                                 Pre-Tax Yield to Maturity of the Class II-2X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $6,411,923.79*               62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-2X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
          $334,956.97*                62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-3X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $1,982,751.12*               49.84%       32.01%        19.58%        0.00%       (17.00)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class II-3X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $3,115,332.74*               62.74%       48.57%        25.55%        0.00%       (19.26)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class III-3X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $2,008,300.02*               61.80%       47.82%        25.15%        0.00%       (18.91)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
                                 Pre-Tax Yield to Maturity of the Class III-3X-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price             0%           10%          25%           40%          50%
         $1,427,386.68*               26.58%       26.58%        18.94%        0.01%       (16.66)%

---------------------------------------------------------------------------------------------------------------------------------------------------------------

 (*)  Approximate

         Each pre-tax yield to maturity set forth in the preceding  tables was calculated by determining the monthly  discount rate which,  when applied to the assumed stream of cash flows to be paid on the Interest Only  Certificates,  would cause the  discounted  present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table.  Accrued  interest is included in the assumed purchase price in computing the yields shown.  These yields do not take into account the different  interest rates at which investors may be able to reinvest funds received by them as  distributions on the Interest Only
Certificates,  and thus do not reflect the return on any  investment  in the Interest Only  Certificates  when any  reinvestment  rates other than the discount rates set forth in the preceding table are considered.

         Notwithstanding  the assumed  prepayment  rates  reflected in the preceding  tables,  it is highly  unlikely  that the mortgage  loans will be prepaid according to one particular  pattern.  For this reason,  and because the timing of cash flows is critical to determining  yields, the pre-tax yield to maturity on the Interest Only  Certificates are likely to differ from those shown in the table above,  even if the prepayment  assumption  equals the percentages of CPR indicated in the table above over any given time period or over the entire life of the Interest Only Certificates.

         There can be no  assurance  that the  mortgage  loans will prepay at any  particular  rate or that the yield on the Interest  Only  Certificates  will conform to the yields  described  herein.  Moreover,  the various  remaining terms to maturity and mortgage rates of the mortgage loans in Sub-Loan Group II-1,
Sub-Loan  Group II-2,  Sub-Loan  Group II-3 and Sub-Loan Group III-3 could produce  slower or faster  principal  distributions  than indicated in the preceding tables at the various  percentages of the CPR specified,  even if the weighted  average  remaining term to maturity and weighted average mortgage rate of those mortgage loans are as assumed.  Investors are urged to make their  investment  decisions based on their  determinations  as to anticipated  rates of prepayment under a variety of scenarios.  Investors in the Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments on the group II or group III mortgage loans could result in the failure of such investors to fully recover their investments.

         For additional considerations relating to the yield on the Offered Certificates, see “Yield Considerations” in the prospectus.

                                                                    POOLING AND SERVICING AGREEMENT

General

         The Certificates will be issued pursuant to the Agreement,  a form of which is filed as an exhibit to the registration  statement. A current report on
Form 8-K  relating to the  Certificates  containing  a copy of the  Agreement  as executed  will be filed by the  Depositor  with the  Securities  and Exchange
Commission  within  fifteen  days of the initial  issuance of the  Certificates.  The trust fund  created  under the  Agreement  will consist of (1) all of the
Depositor’s right, title and interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related documents,  including all interest and  principal  due with respect to the  mortgage  loans after the Cut-off  Date,  but  excluding  any payments of principal or interest due on or prior to the
Cut-off Date,  (2) any mortgaged  properties  acquired on behalf of  certificateholders  by  foreclosure  or by deed in lieu of  foreclosure,  and any revenues received  thereon,  (3) the rights of the Trustee  under all insurance  policies  required to be maintained  pursuant to the  Agreement,  (4) the rights of the
Depositor  under the Mortgage Loan Purchase  Agreement  between the Depositor and the Sponsor,  (5) such assets  relating to the mortgage loans as from time to time may be held in the Protected Accounts and the Distribution  Account,  (6) the rights with respect to the Servicing  Agreements,  to the extent assigned to the Trustee,  (7) the rights with respect to the Cap  Contracts  and (8) any proceeds of the  foregoing.  Reference  is made to the  prospectus  for  important information  in addition to that set forth in this  prospectus  supplement  regarding the trust fund, the terms and conditions of the Agreement and the Offered
Certificates.  The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Securities Administrator,  which will serve as  Certificate  Registrar and Paying Agent;  for these purposes and for purposes of presentment  and surrender  located at Sixth Street and Marquette  Avenue,
Minneapolis,  Minnesota  55479,  Attention:  Corporate Trust Group,  BSALTA 2006-4,  and for all other purposes  located at 9062 Old Annapolis Road,  Columbia,
Maryland 21045,  Attention:  Corporate Trust Group,  BSALTA 2006-4. The Depositor will provide to prospective or actual  certificateholders  without charge, on written  request,  a copy (without  exhibits) of the Agreement.  Requests  should be addressed to Structured  Asset  Mortgage  Investments II Inc., 383 Madison
Avenue, New York, New York 10179.

Assignment of the Mortgage Loans

         At the time of issuance of the  Certificates,  the Depositor  will cause the mortgage  loans,  together with all principal and interest due on or with respect to such  mortgage  loans after the Cut-off  Date,  to be sold to the trust.  The  mortgage  loans in each of the Loan  Groups will be  identified  in a schedule  appearing as an exhibit to the Agreement  with each Loan Group  separately  identified.  Such schedule will include  information  as to the principal balance of each mortgage loan as of the Cut-off Date, as well as  information  including,  among other things,  the mortgage  rate,  the Net Rate,  the Monthly
Payment, the maturity date of each mortgage note and the Loan-to-Value Ratio.

Representations and Warranties

         In the Mortgage Loan  Purchase  Agreement,  pursuant to which the Depositor  purchased  (or will  purchase) the mortgage  loans from the Sponsor,  the
Sponsor made (or will make) certain  representations  and warranties to the Depositor  concerning the mortgage  loans.  The Trustee will be assigned all right, title and interest in the Mortgage Loan Purchase Agreement insofar as they relate to such representations and warranties made by the Sponsor.

         The representations and warranties of the Sponsor with respect to the mortgage loans include the following, among others:

                  (1)      The information set forth in the mortgage loan schedule is true,  complete and correct in all material  respects as of the date such representation was made;

                  (2)      Immediately  prior to the sale of the related mortgage loans pursuant to the Mortgage Loan Purchase  Agreement,  the Sponsor was the
                           sole owner of  beneficial  title and holder of each  mortgage and mortgage  note  relating to the related  mortgage  loans as of the
                           Closing Date or as of another  specified  date, is conveying the same to the Depositor  free and clear of any  encumbrance,  equity, participation  interest,  lien, pledge,  charge, claim or security interest and the Sponsor has full right and authority to sell and assign each mortgage loan pursuant to the Mortgage Loan Purchase Agreement; and

                  (3)      As of the Closing  Date there is no monetary  default  existing  under any  mortgage  or the related  mortgage  note and there is no material  event which,  with the passage of time or with notice and the expiration of any grace or cure period,  would  constitute a default,  breach or event of  acceleration;  and neither the Sponsor nor any of its  respective  affiliates  has taken any action to waive any default,  breach or event of acceleration;  and no foreclosure  action is threatened or has been commenced with respect to the mortgage loan.

         In the case of a breach of any  representation  or warranty set forth above,  or otherwise  included in the Mortgage  Loan Purchase  Agreement,  which materially and adversely  affects the value of the interests of  certificateholders  or the Trustee in any of the mortgage loans,  within 90 days from the date of discovery or notice from the Trustee,  the Depositor,  the  Securities  Administrator  or the Sponsor of such breach,  the Sponsor will either (i) cure such breach in all material  respects,  (ii) provide the Trustee with a substitute  mortgage  loan (if within two years of the Closing  Date) or (iii)  purchase the related mortgage loan at the applicable  Repurchase Price.  This obligation of the Sponsor to cure,  purchase or substitute shall constitute the Trustee’s sole and exclusive remedy respecting a breach of such representations and warranties.

The Custodian

         Wells Fargo is acting as custodian of the mortgage loan files pursuant to the Custodial  Agreement.  In that  capacity,  Wells Fargo is responsible to hold and safeguard the mortgage  notes and other  contents of the mortgage  files on behalf of the Trustee and the  Certificateholders.  Wells Fargo  maintains each  mortgage loan file in a separate file folder marked with a unique bar code to assure  loan-level  file  integrity and to assist in inventory  management.
Files are segregated by transaction or investor.  Wells Fargo has been engaged in the mortgage  document custody  business for more than 25 years.  Wells Fargo maintains  document custody  facilities in its Minneapolis,  Minnesota  headquarters  and in three regional  offices located in Richfield,  Minnesota,  Irvine,
California,  and Salt Lake City,  Utah. As of March 31, 2006,  Wells Fargo  maintains  mortgage  custody  vaults in each of those  locations  with an aggregate capacity of over eleven million files.

         For a general description of Wells Fargo, see the description herein under “The Master Servicer and the Servicer-The Master Servicer.”

The Trustee

         The Trustee is Citibank,  N.A., a national banking association and wholly owned subsidiary of Citigroup Inc., a Delaware corporation.  Citibank,  N.A.
performs as trustee  through the Agency and Trust line of business,  which is part of the Global  Transaction  Services  division.  Citibank,  N.A. has primary corporate  trust  offices  located in both New York and London.  Citibank,  N.A. is a leading  provider of corporate  trust  services  offering a full range of agency, fiduciary,  tender and exchange,  depositary and escrow services. As of the first quarter of 2006, Citibank’s Agency & Trust group manages in excess of
3.3 trillion in fixed income and equity investments on behalf of approximately 2,500 corporations  worldwide.  Since 1987, Citibank Agency & Trust has provided trustee  services for asset-backed  securities  containing pool assets  consisting of airplane leases,  auto loans and leases,  boat loans,  commercial  loans, commodities,  credit cards, durable goods, equipment leases, foreign securities,  funding agreement backed note programs, truck loans, utilities, student loans and  commercial  and  residential  mortgages.  As of the first  quarter of 2006,  Citibank,  N.A.  acts as trustee on  approximately  151  various  residential mortgage-backed transactions.

         If an event of default has not occurred (or has occurred but is no longer  continuing)  under the  Agreement,  then the Trustee will perform only such duties as are  specifically  set forth in the  Agreement  as being the  duties to be  performed  by the  Trustee  prior to the  occurrence  (or  following  the discontinuance)  of an event of default  thereunder.  If an event of default occurs and is continuing under the Agreement,  the Trustee is required to exercise such of the rights and powers vested in it by the  Agreement,  such as (upon the occurrence  and during the  continuance  of certain events of default)  either acting as the successor  master servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their exercise as a prudent investor would  exercise or use under the  circumstances  in the conduct of such  investor’s own affairs.  Subject to certain  qualifications  specified in the
Agreement, the Trustee will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct.

         The Trustee’s duties and responsibilities  under the Agreement include,  upon receipt of resolutions,  certificates and reports which are specifically required to be furnished to it pursuant to the  Agreement,  examining them to determine  whether they are in the form required by the  Agreement,  providing to the  Securities  Administrator  notices of the  occurrence of certain  events of default  under the  Agreement,  appointing a successor  master  servicer,  and effecting any optional termination of the trust.

         The fee of the Trustee will be payable by the Master  Servicer.  The Agreement  will provide that the Trustee and any director,  officer,  employee or agent of the Trustee will be entitled to recover from the Distribution  Account prior to any  distributions  to the  certificateholders  all reasonable  out-of pocket expenses,  disbursements and advances of the Trustee, in connection with any event of default,  any breach of the Agreement or any claim or legal action
(including  any pending or  threatened  claim or legal  action)  incurred or made by the Trustee in the  administration  of the trust  created  pursuant to the
Agreement  (including the reasonable  compensation and  disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

         The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor  trustee.  The Depositor may also remove the
Trustee if the Trustee  ceases to be eligible to continue as Trustee under the Agreement  and fails to resign after written  request  therefor by the Depositor or if the Trustee  becomes  insolvent.  Upon  becoming  aware of those  circumstances,  the  Depositor  will be obligated to appoint a successor  trustee.  The
Trustee may also be removed at any time by the holders of certificates  evidencing not less than 51% of the aggregate  voting rights in the related trust.  Any resignation or removal of the Trustee and appointment of a successor  trustee will not become  effective  until  acceptance of the appointment by the successor trustee as set forth in the Agreement.

         On and after the time the Master  Servicer  receives a notice of termination  pursuant to the Agreement,  the Trustee shall  automatically  become the successor to the Master Servicer with respect to the  transactions  set forth or provided for in the Agreement and after a transition  period (not to exceed 90 days), shall be subject to all the responsibilities,  duties,  liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions of the Agreement;  provided,  however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or
(b) select a successor Master Servicer;  provided further,  however,  that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances  deemed  recoverable and not previously  made) incurred by the Master  Servicer at or prior to the time of termination.  Effective on the date of such notice of termination,  as compensation  therefor,  the Trustee shall be entitled to all compensation,  reimbursement of expenses and indemnification that the Master  Servicer  would have been  entitled to if it had continued to act pursuant to the  Agreement  except for those  amounts due the Master  Servicer as reimbursement  permitted under this Agreement for advances previously made or expenses  previously  incurred.  Notwithstanding the foregoing,  the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making advances or if it is otherwise  unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established mortgage loan servicing  institution the appointment of which does not adversely affect the then current rating of the  certificates by each rating agency as the successor to the Master  Servicer  pursuant to the Agreement in the assumption of all or any part of the  responsibilities,  duties or  liabilities  of the Master  Servicer  pursuant to the Agreement.  Any successor  Master  Servicer shall be an established  housing and home  finance  institution  which is a Fannie Mae- or Freddie  Mac-approved  servicer,  and with  respect to a successor to the Master
Servicer only, having a net worth of not less than $10,000,000;  provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates  will not be lowered as a result of the selection of the successor to the Master  Servicer.  If the Trustee assumes the duties and  responsibilities  of the Master  Servicer,  the Trustee shall not resign as successor  master  servicer until another  successor  master servicer has been appointed and has accepted such appointment.  Pending  appointment of a successor to the Master Servicer under the Agreement,  the Trustee,  unless the Trustee is  prohibited  by law from so acting,  shall act in such capacity as provided in the  Agreement.  In connection  with such  appointment  and  assumption,  the
Trustee may make such  arrangements  for the  compensation  of such  successor out of payments on mortgage  loans or otherwise as it and such  successor  shall agree;  provided  that such  compensation  shall not be in excess of that which the Master  Servicer  would have been  entitled to if the Master  Servicer  had continued to act under the Agreement,  and that such successor shall  undertake and assume the  obligations of the Master  Servicer to pay  compensation to any third Person acting as an agent or independent  contractor in the performance of master servicing  responsibilities  under the Agreement.  The Trustee and such successor shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession.

         The costs and expenses of the Trustee in connection with the termination of the Master  Servicer,  appointment of a successor  master servicer and, if applicable,  any transfer of servicing,  including,  without limitation, all costs and expenses associated with the complete transfer of all servicing data and the completion,  correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or  insufficiencies in the servicing data or otherwise  enable the Trustee or  successor  master  servicer to service the mortgage  loans  properly and  effectively,  to the extent not paid by the terminated  master  servicer,  will be payable to the Trustee by the Master  Servicer  pursuant  to the  Agreement.  Any  successor  to the Master  Servicer as successor  servicer under any  subservicing  agreement shall give notice to the applicable  mortgagors of such change of servicer and will,  during the term of its service as successor servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to the Agreement.

         If the Trustee  will  succeed to any duties of the Master  Servicer  respecting  the mortgage  loans as provided  herein,  it will do so in a separate capacity and not in its capacity as Trustee and,  accordingly,  the provisions of the Agreement  concerning the Trustee’s  duties will be  inapplicable  to the
Trustee in its duties as the successor to the Master  Servicer in the servicing of the mortgage loans  (although such  provisions will continue to apply to the
Trustee in its capacity as Trustee);  the provisions of the Agreement  relating to the Master Servicer,  however,  will apply to the Trustee in its capacity as successor master servicer.

         Upon any  termination  or  appointment  of a successor to the Master  Servicer,  the Trustee will give prompt written notice thereof to the Securities
Administrator and to the Rating Agencies.

         In addition to having  express  duties under the  Agreement,  the  Trustee,  as a  fiduciary,  also has certain  duties  unique to  fiduciaries  under applicable  law. In general,  the Trustee will be subject to certain  federal  laws and,  because the  Agreement is governed by New York law,  certain New York state laws.  As a national  bank acting in a fiduciary  capacity,  the trustee will, in the  administration  of its duties under the  Agreement,  be subject to certain  regulations  promulgated by the Office of the Comptroller of the Currency,  specifically  those set forth in Chapter 12, Part 9 of the Code of Federal
Regulations.  New York common law has required  fiduciaries  of common law trusts formed in New York to perform  their duties in  accordance  with the “prudent person” standard,  which, in this transaction,  would require the Trustee to exercise such diligence and care in the administration of the trust as a person of ordinary  prudence would employ in managing his own property.  However,  under New York common law, the  application of this standard of care can be restricted contractually  to apply only after the occurrence of a default.  The Agreement  provides that the Trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

The Securities Administrator

         Under the terms of the Agreement,  Wells Fargo is also  responsible  for securities  administration,  which  includes pool  performance  calculations, distributions to the certificateholders,  distribution  calculations,  and the preparation of monthly distribution reports. As Securities Administrator,  Wells
Fargo is  responsible  for the  preparation  and filing of all REMIC tax returns on behalf of the Trust and the  preparation  of monthly  reports on Form 10-D, current  reports on Form 8-K and annual  reports on Form 10-K that are  required  to be filed with the  Securities  and  Exchange  Commission  on behalf of the issuing  Trust.  Wells Fargo has been engaged in the business of securities  administration  since June 30, 1995. As of March 31, 2006,  Wells Fargo was acting as securities administrator with respect to more than $829,726,924,092 of outstanding residential mortgage-backed securities.

         For a general description of Wells Fargo, see the description herein under “The Master Servicer and the Servicer-The Master Servicer.”

         The Securities  Administrator  shall serve as Certificate  Registrar and Paying Agent.  The  Securities  Administrator’s  office for notices under the
Agreement is located at 9062 Old Annapolis Road,  Columbia,  Maryland 21045,  and for  certificate  transfer  services is located at Sixth Street and Marquette
Avenue, Minneapolis, MN 55479.

         The Agreement will provide that the Securities  Administrator and any director,  officer,  employee or agent of the Securities  Administrator  will be entitled to recover from the  Distribution  Account all reasonable  out-of pocket  expenses,  disbursements  and advances of the Securities  Administrator,  in connection  with any event of default,  any breach of the Agreement or any claim or legal action  (including  any pending or threatened  claim or legal action)
incurred or made by the Securities  Administrator in the administration of the trust created pursuant to the Agreement  (including the reasonable  compensation and  disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional  misconduct or which is the responsibility of the certificateholders.

The Master Servicer and Servicers

Master Servicer

         The Master Servicer will be responsible for master servicing the mortgage loans.  Master servicing responsibilities include:

                  o   receiving certain funds from servicers,

                  o   reconciling servicing activity with respect to the mortgage loans,

                  o   oversight of all servicing activity by the servicers, and

                  o   providing certain notices and other responsibilities as detailed in the Agreement.

         The master servicer may, from time to time,  outsource certain of its master servicing  functions,  although any such outsourcing will not relieve the master servicer of any of its responsibilities or liabilities under the Agreement.

         For a general description of the master servicer and its activities,  see “Master Servicer” in this prospectus  supplement.  For a general description of material  terms  relating to the Master  Servicer’s  removal or  replacement,  see “The  Agreements-Certain  Matters  Regarding the Master  Servicer and the
Depositor” in the prospectus.

Servicer Responsibilities

         Servicers are generally responsible for the following duties:

                  o   communicating with borrowers;

                  o   sending monthly remittance statements to borrowers’

                  o   collecting payments from borrowers;

                  o   recommending a loss mitigation strategy for borrowers who have defaulted on their loans (i.e. repayment plan, modification, foreclosure, etc.);

                  o   accurate and timely accounting,  reporting and remittance of the principal and interest portions of monthly  installment  payments to the master servicer, together with any other sums paid by borrowers that are required to be remitted;

                  o   accurate and timely accounting and administration of escrow and impound accounts, if applicable;

                  o   accurate and timely reporting of negative amortization amounts, if any;

                  o   paying escrows for borrowers, if applicable;

                  o   calculating and reporting payoffs and liquidations;

                  o   maintaining an individual file for each loan; and

                  o   maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

Servicing and Other Compensation and Payment of Expenses

         The Master Servicer will be entitled to  compensation  for its activities  under the Agreement which shall be equal to the investment  income on funds in the  Distribution  Account  for the period  specified  in the  Agreement.  The  Depositor  will also be entitled  to  investment  income on the funds in the
Distribution  Account for the period  specified in the  Agreement.  The Master  Servicer and the Depositor will be liable for losses on such funds as set forth in the Agreement.  The amounts due to the Master Servicer as specified in this paragraph are hereafter  referred to as the Master Servicer  Compensation.  Each of the Servicers will be entitled to receive a Servicing Fee as  compensation  for its activities  under the related  Servicing  Agreement equal to 1/12 of the
Servicing Fee Rate  multiplied by the Stated  Principal  Balance of each mortgage loan serviced by such Servicer as of the Due Date in the month  preceding the month in which such  distribution  date occurs.  However,  Prepayment  Interest  Shortfalls on the mortgage loans resulting from prepayments in full or in part will be offset by the related  Servicer up to an amount equal to its  aggregate  Servicing  Fee due in such month or, upon a Servicer’s  default in the payment thereof, by the Master Servicer on the distribution date in the following calendar month to the extent of Compensating Interest Payments as described herein.

         In addition to the primary  compensation  described above, the applicable  Servicer may be entitled to retain  assumption fees, tax service fees, late payment  charges and, with respect to the group II mortgage  loans only,  any  prepayment  charges and  penalties,  in each case the extent  collected from the related mortgagor and as provided in the related Servicing Agreement.

         The applicable  Servicer will pay all related expenses incurred in connection with its servicing  responsibilities  (subject to limited  reimbursement as described in the related Servicing Agreement).

Table of Fees

         The following table  indicates the fees expected to be paid from the cash flows from the mortgage loans and other assets of the trust fund,  while the offered certificates are outstanding.

         All fees are expressed as a percentage, at an annualized rate, applied to the outstanding aggregate principal balance of the mortgage loans.

                        Item                                 Fee                            Paid From
               Servicing/Subservicing Fee(1)        0.250% through 0.500%              Mortgage Loan Interest
                                                    per annum                          Collections

         (1)  The servicing/subservicing fee is paid on a first priority basis from collections allocable to interest on the mortgage loans, prior to distributions to certificateholders.

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Collection and Other Servicing Procedures

         The applicable  Servicers will use their reasonable  efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected,  and shall follow collection  procedures comparable to the collection procedures that the Servicer employs when servicing mortgage loans for its own account,  to the extent such  procedures  shall be consistent  with the terms of the Servicing  Agreements.  The Master  Servicer  shall not consent to any modification  that will result in the  imposition  of taxes on any REMIC or otherwise  adversely  affect the REMIC status of the trust.  Any modified  loan may remain in the Trust,  and the reduction in collections  resulting from a modification  may result in reduced  distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related securities.

         If a mortgaged property has been or is about to be conveyed by the mortgagor and the Servicers have knowledge  thereof,  the Servicers will accelerate the maturity of the mortgage loan, to the extent permitted by the terms of the related  mortgage note, the terms of any primary  mortgage  insurance policy and applicable  law. If a Servicer  reasonably  believes that the due-on-sale  clause cannot be enforced under  applicable law, such Servicer may enter into (i) an assumption  agreement  with the person to whom such  property  has been or is about to be  conveyed,  pursuant to which such person  becomes  liable  under the mortgage note and the mortgagor,  to the extent permitted by applicable law, remains liable thereon or (ii) a substitution of liability  agreement  pursuant to which the original  mortgagor is released from  liability and the purchaser of the mortgaged  property is substituted as the mortgagor and becomes liable under the mortgage  note,  in  accordance  with the terms of the  Servicing  Agreement.  The related  Servicer  will retain any fee  collected  for entering  into an assumption  agreement as additional servicing  compensation to the extent provided in the related Servicing Agreement.  In regard to circumstances in which the
Servicers may be unable to enforce  due-on-sale  clauses,  see “Legal Aspects of Mortgage  Loans-Enforceability  of Certain  Provisions” in the prospectus.  In connection with any such assumption, the mortgage rate borne by the related mortgage note may not be changed.

         Each Servicer will  establish  and  maintain,  in addition to the Protected  Account  described  under “-The  Protected  Accounts” in this  prospectus supplement,  one or more  accounts  which  comply with the  requirements  of the  Servicing  Agreements.  The  Servicers  will  deposit and retain  therein all collections from the mortgagors for the payment of taxes,  assessments,  insurance premiums,  or comparable items as agent of the mortgagors as provided in the
Servicing  Agreements.  Each of these accounts and the investment of deposits therein shall comply with the requirements of the Servicing  Agreements and shall meet the requirements of the Rating Agencies.  Withdrawals of amounts from the Protected  Accounts may be made to effect timely payment of taxes,  assessments, insurance  premiums,  or comparable items, to reimburse the Servicer for any advances made with respect to such items, for application to restoration or repair of the mortgaged  property,  to refund to any mortgagors any sums as may be determined to be overages,  to pay to the related Servicer,  or to the mortgagor to the  extent  required  by law,  interest  paid on the funds on deposit in such  accounts  to clear and  terminate,  such  accounts  at or at any time after the termination of the Servicing Agreements, and to make such other withdrawals as provided in the Servicing Agreements.

         The Servicers will maintain errors and omissions insurance and fidelity bonds in certain specified amounts.

Modifications

         In instances in which a mortgage loan is in default or if default is reasonably  foreseeable,  a Servicer may permit  servicing  modifications  of the mortgage  loan  rather  than  proceeding  with  foreclosure.  However,  the  Servicer’s  ability to  perform  servicing  modifications  will be subject to some limitations as described in the related  Servicing  Agreement,  including but not limited to, a Servicer may not (i) permit any modification  that would change the related Mortgage Interest Rate, (ii) forgive the payment of principal or interest,  (iii) reduce or increase the outstanding  principal balance (except for actual payments of principal) or change the final maturity date of such Mortgage Loan.

Evidence as to Compliance

         The  Agreement  will  provide  that on or before a  specified  date in March of each year,  beginning  with the first year after the year in which the
Cut-off Date occurs,  the Securities  Administrator,  the Master Servicer,  the related servicers and each party  participating in the servicing  function will provide to the Master  Servicer,  the Depositor and the Securities  Administrator a report on an assessment of compliance with the minimum  servicing  criteria established in Item 1122(a) of Regulation AB (the “AB Servicing  Criteria”).  The AB Servicing  Criteria  include specific  criteria  relating to the following areas: general servicing considerations,  cash collection and administration,  investor remittances and reporting, and pool-asset  administration.  Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

         The Agreement will also provide that the Securities  Administrator,  the Master Servicer,  the related  servicers and each party  participating in the servicing function will deliver to the Master Servicer,  the Depositor and the Securities  Administrator along with its report on assessment of compliance,  an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

         The Agreement  will also provide for delivery to the Master  Servicer,  Depositor and the Securities  Administrator,  on or before a specified date in
March of each year, of a separate  annual  statement of compliance  from each servicer to the effect that, to the best knowledge of the signing  officer,  such person has fulfilled in all material  respects its obligations under the Agreement or related  servicing  agreement  throughout the preceding year or, if there has been a material  failure in the  fulfillment  of any such  obligation,  the  statement  will specify such failure and the nature and status  thereof.  This statement may be provided as a single form making the required statements as to more than one Agreement or related servicing agreement.

         Copies of the annual  reports of assessment of compliance,  attestation  reports,  and statements of compliance may be obtained by  certificateholders without charge, if not available on the Securities  Administrator's  website, upon written request to the Master Servicer at the address of the Master Servicer set forth above under “The Master  Servicer.”  These items will be filed with the Issuing  Entity’s  annual report on Form 10-K, to the extent  required  under
Regulation AB.

Realization Upon Defaulted Mortgage Loans

         Each Servicer will take such action as it deems to be in the best interest of the trust with respect to defaulted  mortgage  loans and foreclose  upon or otherwise  comparably  convert the ownership of properties  securing  defaulted  mortgage loans as to which no satisfactory  collection  arrangements can be made.  To the extent set forth in the related  Servicing  Agreement,  each  Servicer will service the property  acquired by the trust  through  foreclosure  or deed-in-lieu of foreclosure in accordance with procedures that such Servicer  employs and exercises in servicing and  administering  mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions.

         Since  Insurance  Proceeds  cannot  exceed  deficiency  claims and certain  expenses  incurred by a Servicer,  no insurance  payments will result in a recovery to certificateholders which exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its Net Rate.

Transfer of Master Servicing

         The Master  Servicer may sell and assign its rights and delegate its duties and  obligations  in its entirety as master  servicer under the Agreement;
provided,  however,  that: (i) the purchaser or transferee  accepting such  assignment and delegation (a) shall be a person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac,  notwithstanding  that the Master Servicer need not be so qualified;  (b) shall have a net worth of not less than
$10,000,000  (unless  otherwise  approved by each  rating  agency  pursuant to clause (ii)  below);  (c) shall be  reasonably  satisfactory  to the Trustee (as evidenced in writing signed by the Trustee);  and (d) shall execute and deliver to the Trustee an agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such person of the due and punctual  performance and observance of each covenant and condition to be performed or observed by it as master  servicer under the Agreement;  (ii) each Rating Agency shall be given prior written notice of the identity of the proposed  successor to the Master Servicer and each Rating Agency’s rating of the  Certificates in effect  immediately  prior to such  assignment,  sale and delegation will not be downgraded,  qualified  or withdrawn  as a result of such  assignment,  sale and  delegation,  as evidenced by a letter to such effect  delivered to the Master
Servicer and the Trustee;  (iii) the Master Servicer  assigning and selling the master  servicing shall deliver to the Trustee an officer’s  certificate and an opinion of counsel  addressed to the Trustee,  each stating that all  conditions  precedent to such action under the  Agreement  have been  completed  and such action is permitted by and complies  with the terms of the Agreement  and (iv) in the event the Master  Servicer is terminated  without cause by EMC, EMC shall pay the terminated  Master Servicer a termination  fee equal to 0.25% of the aggregate  Stated  Principal  Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor  master  servicer.  No such  assignment or delegation  shall affect any liability of the Master
Servicer arising prior to the effective date thereof.

Optional Purchase of Defaulted Loans

         With respect to any Mortgage  Loan which as of the first day of a Fiscal  Quarter is  delinquent  in payment by 90 days or more or is an REO Property, the Sponsor shall have the right to purchase  such  Mortgage Loan from the Trust at a price equal to the  Repurchase  Price;  provided,  however  (i) that such
Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the date of such purchase and (ii) this  purchase  option,  if not  theretofore exercised,  shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase option,  if not exercised,  shall not be thereafter reinstated  unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more  delinquent or becomes an REO Property,  in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

The Protected Accounts

         Each Servicer will establish and maintain one or more accounts,  referred to herein as the Protected  Accounts,  into which it will deposit on a daily basis all collections of principal and interest on any mortgage loans,  including but not limited to Principal  Prepayments,  Insurance  Proceeds,  Liquidation
Proceeds (less amounts reimbursable to the Servicer out of Liquidation Proceeds in accordance with the applicable  Servicing  Agreement),  the Repurchase Price for any mortgage loans  repurchased,  and advances made from such Servicer’s own funds (less the Servicing Fee). All Protected Accounts and amounts at any time credited thereto shall comply with the requirements of the applicable  Servicing  Agreement and shall meet the requirements of the Rating Agencies with respect thereto.

         On the date  specified in the  applicable  Servicing  Agreement,  the related  Servicer  will  withdraw or cause to be withdrawn  from the  applicable
Protected  Accounts and any other  permitted  accounts and will remit to the Securities  Administrator  for deposit in the  Distribution  Account the available funds of each Loan Group for such distribution date.

The Distribution Account

         The  Securities  Administrator  shall  establish  and  maintain in the name of the  Trustee,  for the benefit of the  certificateholders,  an account, referred to herein as the Distribution  Account,  into which the Servicers will remit amounts collected on the mortgage loans and any required advances and the
Master Servicer will remit advances (to the extent required to make advances) from the Master  Servicer’s own funds (less the Master  Servicer’s  expenses,  as provided in the Agreement).  The  Distribution  Account and amounts at any time credited  thereto shall comply with the requirements of the Agreement and shall meet the requirements of the Rating Agencies.  The Securities Administrator will deposit in the Distribution Account, as received, the following amounts:

                  (i)      Any amounts withdrawn from a Protected Account or other permitted account;

                  (ii)     Any Monthly Advance and Compensating Interest Payments;

                  (iii)    Any Insurance  Proceeds or Net Liquidation  Proceeds received by the Master Servicer which were not deposited in a Protected Account or other permitted account;

                  (iv)     The Repurchase Price with respect to any mortgage loans  repurchased and all proceeds of any mortgage loans or property  acquired in connection with the optional termination of the Trust;

                  (v)      Any amounts required to be deposited with respect to losses on permitted investments; and

                  (vi)     Any other  amounts  received by the Master  Servicer  and  required to be  deposited  in the  Distribution  Account  pursuant to the
                           Agreement.

         The amount at any time  credited to the  Distribution  Account  shall be in general (i) fully  insured by the FDIC to the  maximum  coverage  provided thereby or (ii)  invested in the name of the Trustee,  in such  permitted  investments  selected by the  Depositor or  deposited in demand  deposits  with such depository  institutions  as selected by the  Depositor,  provided that time  deposits of such  depository  institutions  would be a permitted  investment  (as specified in the Agreement).

         On each  distribution  date,  the  Securities  Administrator  shall pay the  certificateholders  in  accordance  with the  provisions  set forth under
“Description of the  Certificates-Distributions  on the Group I Certificates,”  “-Distributions on the Group II Certificates” and  “-Distributions on the Group
III Certificates”  in this prospectus supplement.

The Reserve Fund

          The Securities  Administrator shall establish and maintain in the name of the Trustee,  for the benefit of the holders of the Group I Offered,  Class
I-B-3 and Class B-IO  Certificates,  an account,  referred to as the Reserve  Fund,  into which on each  distribution  date,  amounts  received  under each Cap
Contract will be deposited in accordance  with the provisions as set forth under “The Cap Contracts” in this prospectus  supplement.  The amount at any time on deposit in the Reserve Fund held in trust for the benefit of the Group I Offered,  Class I-B-3 and Class B-IO  Certificates  shall, at the written direction of the Class B-IO  Certificateholder,  be held either (i) uninvested in a trust or deposit account of the Securities  Administrator with no liability for interest or other compensation  thereon or (ii) invested in permitted  investments that mature no later than the Business Day prior to the next succeeding  Distribution
Date. Any losses on such permitted  investments  shall not in any case be a liability of the Securities  Administrator but an amount equal to such losses shall be given by the Class B-IO  Certificateholders to the Securities  Administrator out of such  Certificateholders’ own funds immediately as realized, for deposit by the Securities Administrator into the Reserve Fund.

         On each  distribution  date,  amounts held in the Reserve Fund for the benefit of the related Group I Certificates  will be allocated to the Class I-A
Certificates and the Class I-M-1, Class I-M-2, Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  to the extent of amounts available for distribution in the Reserve Fund, in accordance with the provisions set forth with respect thereto under “The Cap Contracts” in this prospectus supplement.

Voting Rights

         Voting rights of the trust in general will be allocated  among the classes of  Certificates  (other than the Residual  Certificates)  based upon their respective Certificate Principal Balances; provided that voting rights equal to 1.00% of the total amount will be allocated to the Residual Certificates.

Reports to Certificateholders

         On each  distribution  date,  the  Securities  Administrator  will make  available a report  setting  forth  certain  information  with respect to the composition of the payment being made, the Certificate  Principal  Balance of an individual  Certificate  following such payment and certain other  information relating to the Certificates and the mortgage loans (and, at its option,  any additional  files containing the same information in an alternative  format),  to be provided to each holder of Certificates  and the Rating Agencies via the Securities  Administrator’s  internet website located at  www.ctslink.com.  Parties that are unable to use the above  distribution  option  are  entitled  to have a paper copy  mailed to them via first  class  mail by  calling  the  Securities
Administrator’s  customer service desk at (301) 815-6600 and indicating such. The Securities  Administrator  will have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties,  and the Securities  Administrator will provide timely and adequate notification to all above parties regarding any such changes.

Termination

         The  obligations of the Trustee,  the Master Servicer and the Securities  Administrator  created by the Agreement will terminate upon (i) the later of the making of the final payment or other  liquidation,  or any advance with respect  thereto,  of the last mortgage loan subject  thereto or the disposition of all property  acquired upon foreclosure or acceptance of a deed in lieu of foreclosure of any such mortgage loans,  (ii) the payment to  certificateholders  of all amounts  required to be paid to them pursuant to the Agreement or (iii) the  repurchase by or at the direction of the Sponsor or its designee of all of the mortgage loans and all related REO Property in the trust, as further discussed below.

         On any distribution  date on which the aggregate  Stated Principal  Balance of (i) the group I mortgage loans is less than 20% of the aggregate Stated
Principal  Balance of the group I mortgage loans as of the Cut-Off Date or (ii) the group II mortgage loans is less than 10% of the aggregate  Stated Principal
Balance of the group II  mortgage  loans as of the  Cut-Off  Date or (iii) the group III  mortgage  loans is less than 10% of the  aggregate  Stated  Principal
Balance of the group III mortgage  loans as of the Cut-Off Date, the Sponsor or its designee may repurchase  from the trust all group I mortgage  loans,  group
II mortgage loans or group III mortgage  loans, as the case may be,  remaining  outstanding  and any REO Property  related to group I mortgage loans,  group II mortgage  loans or group III  mortgage  loans,  as the case may be,  remaining  in the trust at a purchase  price equal to the sum of (a) the unpaid  principal balance of the related mortgage loans (other than mortgage loans related to REO Property),  net of the principal  portion of any unreimbursed  Monthly Advances relating to the related mortgage loans made by the purchaser,  plus accrued but unpaid interest thereon at the applicable  mortgage rate to, but not including, the first day of the month of  repurchase,  (b) the  appraised  value of any  related REO  Property,  less the good faith  estimate  of the Master  Servicer of liquidation  expenses to be incurred in connection  with its disposal  thereof (but not more than the unpaid  principal  balance of the related  mortgage loan, together with accrued but unpaid  interest on that balance at the applicable  mortgage rate, but not including the first day of the month of  repurchase),  (c)
unreimbursed  out-of-pocket  costs of the Master Servicer,  including  unreimbursed  servicing  advances and the principal portion of any unreimbursed  Monthly
Advances,  made on the related  mortgage  loans prior to the exercise of such  repurchase  and (d) any  unreimbursed  costs and  expenses of the  Trustee,  the
Custodian and the Securities  Administrator  payable in accordance  with the terms of the Agreement.  The Sponsor or such designee,  if not the Master Servicer or an  affiliate,  shall be deemed to  represent  that one of the  following  will be true and  correct:  (i) the exercise of such option shall not result in a non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code or (ii) the Sponsor or such designee is (A) not a party in interest with respect to any Plan (as defined  below) and (B) is not a “benefit plan  investor”  (other than a plan  sponsored or maintained by the Sponsor or such  designee,  provided that no assets of such plan are  invested  or deemed to be  invested in the  Certificates).  If the holder of this option is unable to exercise  such option by reason of the preceding  sentence,  then the Master  Servicer may exercise such option.  Any such  repurchase  will result in the retirement of, in the case of the group I mortgage loans,  all of the Group I Certificates,  in the case of the group II mortgage loans,  all of the Group II Certificates and in the case of the group III mortgage loans, all of the Group III  Certificates.  The trust may also be terminated and the Certificates  retired on any distribution date upon the Depositor’s  determination,  based upon an opinion of counsel, that the status of the trust fund as a REMIC has been lost or that a substantial risk exists that such status will be lost for the then current  taxable  year. In no event will the trust created by the  Agreement  continue  beyond the  expiration of 21 years from the death of the survivor of the persons named in the Agreement. See “The Agreements-Termination; Retirement of Securities” in the prospectus.

                                                                FEDERAL INCOME TAX CONSEQUENCES

General

         Upon the issuance of the Offered  Certificates,  Orrick,  Herrington & Sutcliffe LLP, counsel to the Depositor,  will deliver its opinion generally to the effect that,  assuming  compliance  with all  provisions of the  Agreement,  for federal  income tax purposes,  each REMIC  election made by the Trust will qualify as a REMIC under the  Internal  Revenue Code of 1986  referred to herein as the Code.  The Offered  Certificates  will  represent  ownership of regular interests in a REMIC and are herein  referred to as the REMIC  Regular  Certificates.  The Group I Offered  Certificates  will also  represent  ownership of an interest  in the  related  cap  contracts.  The Group I Offered  Certificates  will also  represent  certain  rights to the  payment  of Basis  Risk  Shortfall
Carry-forward  Amounts. See  “Characterization of the Group I Offered  Certificates”.  The interests evidenced by the Residual  Certificates will be designated as the residual interests in the REMICs.  All holders of REMIC Regular  Certificates are advised to see “Federal Income Tax Consequences” in the prospectus for a discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the REMIC Regular Certificates.

         The  portions  of the REMIC  Regular  Certificates  that  represent  ownership  of  regular  interests  in a REMIC  generally  will be taxable as debt obligations  under the Code,  and interest paid or accrued on those  portions of the REMIC Regular  Certificates,  including any original  issue  discount with respect to any REMIC Regular Certificates issued with original issue discount,  will be taxable to  certificateholders in accordance with the accrual method of accounting,  regardless of their usual method of accounting.  It is anticipated that, for federal income tax purposes,  some of the REMIC Regular  Certificates may be issued with original  issue  discount.  See “Federal  Income Tax  Consequences-REMICS-Taxation  of Owners of REMIC Regular  Certificates-Original  Issue
Discount” in the prospectus.  The Internal  Revenue Service  referred to herein as the IRS, has issued OID regulations  under Sections 1271 to 1275 of the Code generally  addressing the treatment of debt instruments issued with original issue discount referred to herein as the OID Regulations.  All purchasers of REMIC
Regular  Certificates  are urged to consult  their tax  advisors for advice  regarding  the effect,  in any, of the  original  issue  discount  provisions  and regulations on the purchase of the REMIC Regular  Certificates.  The  prepayment  assumption  that will be used in determining  the rate of accrual of original issue  discount with respect to the Group I  Certificates  is 30% CPR, with respect to the Group II  Certificates  is 25% CPR and with respect to the Group III
Certificates  is 25% CPR.  The  prepayment  assumption  represents a rate of payment of  unscheduled  principal  on a pool of mortgage  loans,  expressed as an annualized  percentage of the outstanding  principal  balance of such mortgage loans at the beginning of each period.  See “Yield on the  Certificates-Weighted
Average  Lives”  herein for a  description  of the  prepayment  assumption  model  used  herein.  However,  no  representation  is made as to the rate at which prepayments actually will occur.

         In certain  circumstances the OID Regulations  permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer.  Accordingly,  it is  possible  that the holder of a REMIC  Regular  Certificate  may be able to select a method for  recognizing original issue discount that differs from that used by the Securities Administrator in preparing reports to the certificateholders and the IRS.

         Certain  classes of the REMIC  Regular  Certificates  may be treated for federal  income tax purposes as having been issued at a premium.  Whether any holder of such a class of  Certificates  will be treated as holding a  certificate  with  amortizable  bond  premium  will  depend on such  certificateholder's purchase price and the  distributions  remaining to be made on such  Certificate  at the time of its  acquisition  by such  certificateholder.  Holders of such classes of Certificates  should consult their tax advisors  regarding the  possibility of making an election to amortize such premium.  See “Federal Income Tax
Consequences-REMICS-Taxation of Owners of REMIC Regular Certificates-Original Issue Discount” and “-Premium” in the prospectus.

         We make no representation  on whether the Offered  Certificates (or what, if any, portion thereof) will constitute “real estate assets” or whether the interest (or any portion) thereon will be considered  “interest on obligations secured by mortgages on real property”,  in each case for real estate investment trusts. In addition,  we make no  representation on whether the Offered  Certificates (or what, if any, portion thereof) will constitute a “regular interest in a REMIC” under section 7701(a)(19)(C) for purposes of domestic building and loan associations.

         For  further  information  regarding  the  federal  income tax  consequences  of  investing  in the  Offered  Certificates,  see  “Federal  Income Tax
Consequences-REMICS” in the prospectus.

Characterization of the Group I Offered Certificates

         All holders of the Group I Offered  Certificates  will be entitled  (subject to specific  priorities and to the extent of related Basis Risk Shortfall
Carry-forward  Amounts,  Unpaid Realized Loss Amounts,  Current Interest,  Interest  Carry-forward  Amounts and Carry-forward  Shortfall Amounts) to receive as payments of Basis Risk Shortfall  Carry-forward  Amounts or Carry-forward  Shortfall Amounts, as applicable,  certain of the amounts deposited into the Reserve
Fund from the  excess  cash flow and the Cap  Contracts.  Accordingly,  holders of the Group I Offered  Certificates  will be treated  for  federal  income tax purposes as owning a regular  interest in a REMIC and a beneficial  ownership  interest in the right to receive  payments from the Reserve  Fund,  which is not included in any REMIC.  The  treatment of amounts  received by the  Certificateholder  with  respect to such  Certificateholder's  right to receive  Basis Risk
Shortfall  Carry-forward  Amounts  or  Carry-forward  Shortfall  Amounts  as a result of the  application  of the Net Rate Cap or excess  amounts  from the Cap
Contracts will depend upon the portion of such  Certificateholder's  purchase price allocable thereto.  Under the REMIC  regulations,  each holder of a Group I
Offered  Certificate  must  allocate its purchase  price for its  Certificate  between its undivided  interest in the related  REMIC  regular  interest and its interest in the right to receive payments from the Reserve Fund in respect of any Basis Risk Shortfall  Carry-forward Amounts,  Carry-forward Shortfall Amounts or excess  amounts  from the Cap  Contracts  in  accordance  with the  relative  fair  market  values of each  property  right.  Holders of the Group I Offered
Certificates  may also have to allocate  basis to the Reserve  Fund on account of the right to receive  Unpaid  Realized  Loss  Amounts,  Current  Interest and
Interest  Carry-forward  Amounts,  although the Securities  Administrator intends to treat such payments as advances (in which event it is likely that no basis should be allocated to such  rights).  Such  allocations  will be used for,  among other  things,  purposes of computing any original  issue  discount,  market discount or premium,  as well as for  determining  gain or loss on  disposition.  No  representation  is or will be made as to the relative  fair market values thereof.  Generally,  payments made to  Certificates  with respect to any Basis Risk Shortfall  Carry-forward  Amounts or excess amounts from the Cap Contracts will be included in income based on, and the purchase  price  allocated to the Reserve Fund may be amortized in accordance  with, the  regulations  relating to notional principal  contracts.  In the case of non-corporate  holders of the Group I Offered Certificates the amortization of the purchase price may be subject to limitations as an itemized deduction,  and may not be useable at all, if the taxpayer is subject to the alternative  minimum tax. However,  regulations have recently been proposed that modify the taxation of notional  principal  contracts that contain  contingent  nonperiodic  payments.  As the  application of such regulations (i.e.,  whether they apply, and if so, how they apply) are, at this time, unclear,  holders of the Group I Offered Certificates should consult with their own tax advisors with respect to the proper treatment of their interest in the Reserve Fund.

         In the event that the right to receive  payments  under one of the Cap  Contracts is  characterized  as a “notional  principal  contract”  for federal income tax purposes,  upon the sale of a related Group I Offered  Certificate,  the amount of the sale  allocated to the selling  certificateholder’s  right to receive  payments  under the Cap Contract  would be considered a  “termination  payment” under the notional  principal  contract  regulations  allocable to the related  certificate.  A selling  certificateholder  would have gain or loss from such a termination  of the right to receive  distributions  in respect of the payments  under the Cap Contract  equal to (i) any  termination  payment it received or is deemed to have received  minus (ii) the  unamortized  portion of any amount paid, or deemed paid, by the certificateholder upon entering into or acquiring its interest in the right to receive payments under the Cap Contract.

         Gain or loss realized upon the  termination  of the right to receive  payments under a Cap Contract will generally be treated as capital gain or loss.
Moreover,  in the case of a bank or thrift institution, Internal Revenue Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

Penalty Protection

         If penalties  were asserted  against  purchasers of the  Certificates  offered  hereunder in respect of their  treatment of the  Certificates  for tax purposes,  the summary of tax  considerations  contained,  and the opinions  stated,  herein and in the prospectus  may not meet the  conditions  necessary for purchasers’ reliance on that summary and those opinions to exculpate them from the asserted penalties.

                                                                    METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement,  the Offered Certificates,  are being purchased from the Depositor by the
Underwriter  upon issuance.  The  Underwriter is an affiliate of the Depositor and the Sponsor.  The Offered  Certificates  will be offered by the  Underwriter
(only as and if issued and delivered to and accepted by the  Underwriter)  from time to time in negotiated  transactions  or otherwise at varying  prices to be determined  at the time of sale.  Proceeds to the  Depositor  are  expected  to be  approximately  100.13% of the  aggregate  principal  balance of the Offered
Certificates,  as of the Cut-off Date, plus accrued interest  thereon,  but before  deducting  expenses payable by the Depositor in connection with the Offered
Certificates which are estimated to be approximately $5,650,000.

         The Depositor will indemnify the Underwriter  against certain civil liabilities,  including  liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect thereof.

         The  Underwriter  may effect  these  transactions  by selling the  underwritten  certificates  to or through  dealers,  and those  dealers may receive compensation in the form of  underwriting  discounts,  concessions or commissions  from the underwriter for whom they act as agent. In connection with the sale of the underwritten  certificates,  the Underwriter may be deemed to have received  compensation  from the Depositor in the form of underwriting  compensation.
The Underwriter and any dealers that  participate  with the  underwriters in the  distribution  of the related  underwritten  certificates  may be deemed to be underwriters  and any profit on the resale of the  underwritten  certificates  positioned by them may be deemed to be  underwriting  discounts and  commissions under the Securities Act.

         There is currently no secondary  market for the certificates  and no assurances are made that such a market will develop.  The Underwriter  intends to establish a market in the Offered Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

                                                                       SECONDARY MARKET

         There is currently no secondary  market for the Certificates  and no assurances are made that such a market will develop.  The Underwriter  intends to establish a market in the Offered Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

         The primary  source of  information  available  to investors  concerning  the Offered  Certificates  will be the monthly  statements  discussed in the prospectus  under  “Description  of the  Securities-Reports  to  Securityholders”  in this  prospectus  supplement,  which will include  information  as to the
Certificate  Principal  Balance of the Offered  Certificates  and the status of the applicable form of credit  enhancement.  There can be no assurance that any additional  information  regarding the Offered  Certificates will be available through any other source. In addition,  the Depositor is not aware of any source through which price information about the Offered  Certificates  will be generally  available on an ongoing basis. The limited nature of information  regarding the Offered  Certificates  may adversely affect the liquidity of the Offered  Certificates,  even if a secondary  market for the Offered  Certificates  becomes available.

                                                                        LEGAL OPINIONS

         Legal matters relating to the Offered  Certificates  will be passed upon for the Depositor and the Underwriter by Orrick,  Herrington & Sutcliffe LLP,
New York, New York.

                                                                       LEGAL PROCEEDINGS

         There are no material legal  proceedings  pending  against the Depositor,  the Trustee,  the Securities  Administrator,  the Issuing  Entity,  any 20%
concentration  originator or the Custodian,  or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the  certificateholders.  No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental  authorities,  that are material to the  certificateholders.  We refer you to “The Sponsor” and  “Servicing  of the Mortgage  Loans-The  Servicer”  for a description  of the legal proceedings against the Sponsor and the Servicer.

                                                     AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The Sponsor,  the Issuing Entity,  the underwriter and the Depositor are affiliated  parties.  The Master Servicer,  the Securities  Administrator and
the Custodian  are the same entity.  There are no  affiliations  between the Sponsor,  the  Depositor,  the  underwriter  or the Issuing  Entity and any of the
Trustee,  the Securities  Administrator,  the Master Servicer,  any 10% concentration  originator (other than EMC), any 10% concentration  servicer (other than
EMC), the Cap Counterparty or the Custodian.  There are no affiliations  among the Master Servicer,  the Trustee,  any 10% concentration  originator or any 10%
concentration servicer. There are currently no business relationships,  agreements,  arrangements,  transactions or understandings between (a) the Sponsor, the
Depositor,  the underwriter or the Issuing Entity and (b) any of the parties  referred to in the preceding  sentence,  or any of their  respective  affiliates, that were  entered  into  outside the normal  course of business or that  contain  terms other than would be obtained in an arm’s  length  transaction  with an unrelated third party and that are material to the investor’s  understanding of the Certificates,  or that, except as otherwise disclosed herein, relate to the
Certificates or the pooled assets. Except as otherwise disclosed herein, no such business relationship,  agreement,  arrangement,  transaction or understanding has existed during the past two years.

                                                                                RATINGS

         It is a condition to the issuance of each class of Offered Certificates that it receives at least the ratings set forth below from S&P and Moody’s.

Offered Certificates             S&P       Moody’s
Class I-1A-1                     AAA         Aaa
Class I-1A-2                     AAA         Aaa
Class I-2A-1                     AAA         Aaa
Class I-2A-2                     AAA         Aaa
Class I-3A-1                     AAA         Aaa
Class I-3A-2                     AAA         Aaa
Class II-1A-1                    AAA         Aaa
Class II-1A-2                    AAA         Aaa
Class II-1X-1                    AAA         Aaa
Class II-2A-1                    AAA         Aaa
Class II-2A-2                    AAA         Aaa
Class II-2X-1                    AAA         Aaa
Class II-2X-2                    AAA         Aaa
Class II-3A-1                    AAA         Aaa
Class II-3A-2                    AAA         Aaa
Class II-3A-3                    AAA         Aaa
Class II-3A-4                    AAA         Aaa
Class II-3A-5                    AAA         Aaa
Class II-3X-1                    AAA         Aaa
Class II-3X-2                    AAA         Aaa
Class III-1A-1                   AAA         Aaa
Class III-1A-2                   AAA         Aa1
Class III-2A-1                   AAA         Aaa
Class III-2A-2                   AAA         Aa1
Class III-3A-1                   AAA         Aaa
Class III-3A-2                   AAA         Aaa
Class III-3A-3                   AAA         Aaa
Class III-3A-4                   AAA         Aa1
Class III-3X-1                   AAA         Aaa
Class III-3X-2                   AAA         Aaa
Class I-M-1                      AA          Aa2
Class I-M-2                       A          A2
Class I-B-1                      BBB        Baa2
Class I-B-2                     BBB-        Baa3
Class II-B-1                     AA+         Aa1
Class II-B-2                     AA          Aa2
Class II-B-3                     AA-         Aa3
Class II-B-4                     A+          A1
Class II-B-5                      A          A2
Class II-B-6                     A-          A3
Class II-B-7                    BBB+        Baa1
Class II-B-8                     BBB        Baa2
Class III-B-1                    AA          Aa2
Class III-B-2                     A          A2
Class III-B-3                    BBB        Baa2

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         The ratings  assigned by S&P and Moody’s to mortgage  pass-through  certificates  address the  likelihood of the receipt of all  distributions  on the mortgage loans by the related  certificateholders  under the agreements  pursuant to which such certificates  were issued.  S&P’s and Moody’s ratings take into consideration  the credit quality of the related mortgage pool,  structural and legal aspects  associated with such  certificates,  and the extent to which the payment stream in the mortgage pool is adequate to make payments  required under such  certificates.  S&P’s and Moody’s  ratings on such  certificates  do not, however, constitute a statement regarding frequency of prepayments on the mortgages.

         The ratings of the Rating Agencies do not address the possibility that, as a result of principal  prepayments or recoveries  certificateholders  might suffer a lower than anticipated yield.

         The ratings assigned to the Offered  Certificates  should be evaluated  independently  from similar ratings on other types of securities.  A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

         The Depositor has not requested a rating of the Offered  Certificates by any rating agency other than the Rating  Agencies.  However,  there can be no assurance  as to whether  any other  rating  agency  will rate the  Offered  Certificates  or, in such  event,  what  rating  would be  assigned to the Offered
Certificates by such other rating agency.  The ratings assigned by such other rating agency to the Offered  Certificates may be lower than the ratings assigned by the Rating Agencies.

         The fees paid by the Depositor to the Rating  Agencies at closing  include a fee for ongoing  surveillance  by the Rating  Agencies for so long as any
Certificates  are  outstanding.  However,  the Rating  Agencies  are under no  obligation  to the  Depositor  to continue to monitor or provide a rating on the
Certificates.

                                                                       LEGAL INVESTMENT

         The Offered  Certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class
II-B-6, Class II-B-7,  Class II-B-8, Class III-B-2 and Class III-B-3  Certificates) will constitute “mortgage related securities” for purposes of the Secondary
Mortgage  Market  Enhancement  Act of 1984  referred to herein as SMMEA so long as they are rated in one of the two highest  rating  categories by a nationally recognized  statistical  rating  organization  and, as such, will be legal  investments for certain entities to the extent provided in SMMEA,  subject to state laws overriding  SMMEA.  Certain states have enacted  legislation  overriding the legal  investment  provisions of SMMEA. It is not anticipated  that the Class
I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class II-B-3,  Class III-B-2 and Class III-B-3  Certificates  will be rated in one of the two highest rating categories and therefore will not constitute  “mortgage related  securities” for purposes of SMMEA. The Class I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,
Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6,  Class II-B-7,  Class II-B-8, Class III-B-2 and Class III-B-3 Certificates are referred to herein as the Non-SMMEA Certificates.  The appropriate  characterization of the Non-SMMEA Certificates under various legal investment restrictions,  and thus the ability of investors subject to these restrictions to purchase Non-SMMEA Certificates, may be subject to significant interpretative uncertainties.

         The Office of Thrift Supervision  referred to herein as the OTS has issued Thrift Bulletins 73a, entitled “Investing in Complex  Securities”  referred to herein as TB 73a,  which is effective as of December 18, 2001 and applies to savings  associations  regulated by the OTS, and 13a,  entitled  “Management of
Interest Rate Risk,  Investment  Securities,  and Derivatives  Activities” referred to herein as TB 13a, which is effective as of December 1, 1998, and applies to thrift institutions regulated by the OTS.

         One of the primary purposes of TB 73a is to require savings  associations,  prior to taking any investment position,  to determine that the investment position meets  applicable  regulatory and policy  requirements  (including  those set forth TB 13a (see below)) and internal  guidelines,  is suitable for the institution,  and is safe and sound.  The OTS recommends,  with respect to purchases of specific  securities,  additional  analysis,  including,  among others, analysis of repayment  terms,  legal  structure,  expected  performance of the Issuing  Entity and any underlying  assets as well as analysis of the effects of payment  priority,  with respect to a security which is divided into separate  tranches with unequal  payments,  and  collateral  investment  parameters,  with respect to a security  that is  prefunded  or involves a revolving  period.  TB 73a  reiterates  the OTS’s due  diligence  requirements  for  investing  in all securities and warns that if a savings association makes an investment that does not meet the applicable  regulatory  requirements,  the savings  association’s investment  practices  will be subject to criticism,  and the OTS may require  divestiture  of such  securities.  The OTS also  recommends,  with respect to an investment in any “complex  securities,” that savings  associations  should take into account quality and suitability,  interest rate risk, and  classification factors.  For the purposes of each of TB 73a and TB 13a, “complex security” includes among other things any collateralized  mortgage  obligation or real estate mortgage  investment conduit security,  other than any “plain vanilla” mortgage  pass-through  security (that is, securities that are part of a single class of securities  in the related  pool that are  non-callable  and do not have any special  features).  Accordingly,  all classes of the Offered  Certificates  would likely be viewed as “complex  securities.”  With respect to quality and suitability  factors,  TB 73a warns (i) that a savings  association’s  sole reliance on outside ratings for material  purchases of complex  securities is an unsafe and unsound practice,  (ii) that a savings  association should only use ratings and analyses from nationally  recognized  rating agencies in conjunction with, and in validation of, its own underwriting  processes,  and (iii) that it should not use ratings as a  substitute  for its own  thorough  underwriting  analyses.  With  respect the  interest  rate risk  factor,  TB 73a  recommends  that savings associations should follow the guidance set forth in TB 13a.

         One of the primary  purposes of TB 13a is to require  thrift  institutions,  prior to taking any  investment  position,  to (i) conduct a pre-purchase portfolio  sensitivity  analysis for any  “significant  transaction”  involving  securities or financial  derivatives,  and (ii) conduct a  pre-purchase  price sensitivity  analysis of any “complex  security” or financial  derivative.  The OTS recommends that while a thrift  institution should conduct its own in-house pre-acquisition  analysis,  it may rely on an analysis  conducted by an  independent  third-party  as long as management  understands  the analysis and its key assumptions.  Further,  TB 13a recommends that the use of “complex securities with high price sensitivity” be limited to transactions and strategies that lower a thrift  institution’s  portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors whose investment  activities are subject to legal investment laws and regulations or to review by certain regulatory  authorities may be subject to restrictions on investment in the Certificates.  Any such institution is encouraged to consult its own legal advisors in determining  whether and to what extent there may be restrictions on its ability to invest in the Certificates. See “Legal Investment Matters” in the prospectus.

                                                                     ERISA CONSIDERATIONS

         Fiduciaries of employee  benefit plans subject to Title I of the Employee  Retirement  Income Security Act of 1974, as amended  (referred to herein as
ERISA),  should  consider the ERISA  fiduciary  investment  standards  before  authorizing  an  investment by any such plan in the  Certificates.  In addition, fiduciaries of employee  benefit plans subject to Title I of ERISA, as well as certain plans or other retirement  arrangements  that are not subject to Title I of ERISA but are subject to Section 4975 of the Code (such as individual  retirement accounts and Keogh plans covering only a sole proprietor or partners),  or any entity whose  underlying  assets  include  plan assets by reason of a plan or account  investing in such  entity,  including an insurance  company  general account  (collectively  referred to herein as  Plan(s)),  are  encouraged  to consult  with their  legal  counsel to  determine  whether an  investment  in the
Certificates  will cause the assets of the Trust (referred to herein as Trust Assets) to be considered  plan assets pursuant to the plan asset  regulations set forth at 29 C.F.R. § 2510.3-101  (referred to herein as the Plan Asset  Regulations),  thereby  subjecting the Plan to the  prohibited  transaction  rules with respect to the Trust Assets and the Trustee,  the Master  Servicer or the Servicers to the fiduciary  investments  standards of ERISA,  or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets,  unless an exemption  granted by the United States Department of Labor (referred to herein as the DOL) applies to the purchase, sale, transfer or holding of the Certificates.

         The DOL has issued Prohibited  Transaction Exemption 90-30 (as amended by Prohibited  Transaction  Exemptions 97-34, 2000-58 and 2002-41) (referred to herein as the  Underwriter’s  Exemption) to the Underwriter  which may apply to the Offered  Certificates.  However,  the  Underwriter’s  Exemption  contains a number of conditions which must be met for the exemption to apply,  including the requirements that (i) the investing Plan must be an “accredited  investor” as defined in Rule 501(a)(1) of Regulation D of the  Securities and Exchange  Commission  under the Securities Act and (ii) the Offered  Certificates  be rated at least “BBB-” (or its  equivalent) by Fitch Inc., or Fitch,  S&P or Moody’s,  at the time of the Plan’s  purchase,  provided that no Mortgage Loan has an LTV in excess of 100% on the Closing Date. See “ERISA  Considerations”  in the prospectus.  The DOL amended the  Underwriter’s  Exemption,  as well as the essentially identical exemptions issued to certain other financial  institutions,  in Prohibited  Transaction Exemption 2002-41 (67 Fed. Reg. 54487, September 22, 2002) to
allow the trustee to be affiliated with the underwriter in spite of the restriction in PTE 2000-58 to the contrary.

         The Underwriter’s Exemption is expected to apply to the Offered Subordinate  Certificates if the conditions described above are satisfied.  Therefore, each  beneficial  owner of a Offered  Subordinate  Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition or holding of that  Certificate or interest  therein,  that either (i) that  Certificate  was rated at least “BBB-” at the time of purchase,  (ii) such beneficial owner is not a benefit plan  investor,  or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate or interest therein is an  “insurance  company  general  account,” as such term is defined in DOL  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60,  and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

         If any Subordinate  Certificate or any interest therein is acquired or held in violation of the conditions described in the preceding  paragraph,  the next preceding permitted beneficial owner will be treated as the beneficial owner of that Subordinate  Certificate,  retroactive to the date of transfer to the purported  beneficial  owner. Any purported  beneficial owner whose acquisition or holding of that Certificate or interest therein was effected in violation of the conditions  described in the preceding paragraph shall indemnify and hold harmless the Depositor,  the Trustee,  the Securities  Administrator,  the Master
Servicer,  a Servicer,  any  subservicer,  and the trust from and against any and all  liabilities,  claims,  costs or expenses  incurred by those parties as a result of that acquisition or holding.

         Before purchasing an Offered Certificate,  a fiduciary of a Plan should itself confirm that the Certificate  constitutes  “securities” for purposes of the  Underwriter’s  Exemption  and that the  specific  and general  conditions  of the  Underwriter’s  Exemption  and the other  requirements  set forth in the
Underwriter’s  Exemption would be satisfied.  The Class R Certificates do not satisfy the requirements of the Underwriter’s  Exemption and may not be purchased by or on behalf of, or with plan assets of, any Plan.  Any Plan  fiduciary  that  proposes to cause a Plan to purchase a  Certificate  is encouraged to consult with its counsel with respect to the potential  applicability  to such  investment of the fiduciary  responsibility  and prohibited  transaction  provisions of
ERISA and the Code to the proposed  investment.  For further  information  regarding  the ERISA  considerations  of investing in the  Certificates,  see “ERISA
Considerations” in the prospectus.

         A  governmental  plan,  as  defined  in  Section  3(32) of ERISA,  is not  subject  to Title I of ERISA or  Section  4975 of the Code.  However,  such governmental  plan may be subject to  Federal,  state and local law,  which is, to a material  extent,  similar to the  provisions  of Section  406 of ERISA or
Section 4975 of the Code  (referred to herein as Similar  Law). A fiduciary of a  governmental  plan should make its own  determination  as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any Similar Law.

         The sale of any  Certificates  to a Plan is in no respect a  representation  by the  Underwriter  that such an  investment  meets all  relevant  legal requirements  with respect to  investments  by Plans  generally or any particular  Plan or that such an investment is  appropriate  for Plans  generally or any particular Plan.

                                                                     AVAILABLE INFORMATION

         The Depositor is subject to the  informational  requirements of the Exchange Act and in accordance  therewith files reports and other information with the Commission.  Reports and other  information filed by the Depositor can be inspected and copied at the Public Reference Room maintained by the Commission at
100 F Street NE, Washington,  DC 20549, and its Regional Offices located as follows:  Chicago Regional Office, 500 West Madison, 14th Floor, Chicago,  Illinois
60661; New York Regional Office, 233 Broadway,  New York, New York 10279.  Copies of the material can also be obtained from the Public Reference Section of the
Commission,  100 F Street NE, Washington,  DC 20549, at prescribed rates and electronically  through the Commission’s  Electronic Data Gathering,  Analysis and
Retrieval  system at the Commission’s  Website  (http://www.sec.gov).  Information  about the operation of the Public Reference Room may be obtained by calling the  Securities and Exchange  Commission at (800)  SEC-0330.  Exchange Act reports as to any series filed with the  Commission  will be filed under the Issuing
Entity’s name. The Depositor does not intend to send any financial reports to certificate holders.

         The Issuing Entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria,  attestation  reports, and statements of compliance,  discussed in “Description of the Certificates,”  “Reports to Certificateholders”  and “Servicing of the Mortgage  Loans-Evidence
as to Compliance”,  required to be filed under Regulation AB), periodic  distribution  reports on Form 10-D, certain current reports on Form 8-K and amendments to those reports,  together with such other reports to certificate  holders or information about the certificate as shall have been prepared and filed with the
Commission by the Securities  Administrator will be posted on the Securities  Administrator’s  internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

                                                                 REPORTS TO CERTIFICATEHOLDERS

         So long as the Issuing  Entity is required to file reports  under the Exchange  Act,  those  reports will be made  available as described  above under
“Available Information”.

         If the Issuing Entity is no longer  required to file reports under the Exchange Act,  periodic  distribution  reports will be posted on the Securities
Administrator’s  website  referenced  above under  “Available  Information”  as soon as  practicable.  Annual  reports of assessment of compliance  with the AB
Servicing  Criteria,  attestation  reports,  and statements of compliance will be provided to registered holders of the related securities upon request free of charge.  See “Servicing of the Mortgage Loans-Evidence as to Compliance” and “Description of the Certificates-Reports to Certificateholders.”

                                                           INCORPORATION OF INFORMATION BY REFERENCE

         There are incorporated into this prospectus  supplement by reference all documents,  including but not limited to the financial statements and reports filed or caused to be filed or  incorporated  by reference by the depositor  with respect to a trust fund  pursuant to the  requirements  of Sections  13(a) or
15(d) of the Exchange Act, prior to the  termination of the offering of the Offered  Certificates of the related series.  All documents  subsequently  filed by the Depositor  pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the  Certificates shall also be deemed incorporated by reference into this prospectus supplement.

         The Depositor will provide or cause to be provided  without charge to each person to whom this  prospectus  supplement is delivered in connection with the offering of one or more classes of Offered  Certificates,  upon written or oral  request of the person,  a copy of any or all the reports  incorporated  in this prospectus supplement,  in each case to the extent the reports relate to one or more of such classes of the Offered Certificates,  other than the exhibits to the documents,  unless the exhibits are specifically incorporated by reference in the documents.  Requests should be directed in writing to Structured Asset
Mortgage  Investments II Inc., 383 Madison  Avenue,  New York,  New York 10179,  Attention:  Secretary,  or by telephone at (212)  272-2000.  The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                                                [remainder of page intentionally blank]

                                                                                GLOSSARY

         Below are abbreviated  definitions of significant  capitalized  terms used in this prospectus  supplement.  Capitalized  terms used in this prospectus supplement but not defined in this prospectus  supplement shall have the meanings assigned to them in the accompanying  prospectus.  The Agreement and Mortgage
Loan Purchase  Agreement may each contain more complete  definitions  of the terms used in this  prospectus  supplement  and reference  should be made to those agreements for a more complete understanding of these terms.

Accrued  Certificate  Interest - With respect to the Group II Certificates and the Group III  Certificates of any class on any  distribution  date, is equal to the amount of interest  accrued  during the related  Interest  Accrual Period at the  applicable  Pass-Through  Rate on the  Certificate  Principal  Balance or
Notional Amount,  as applicable,  of such Certificate  immediately prior to such  distribution  date, less (1) in the case of a Group II Senior  Certificate or
Group III Senior  Certificate,  such Certificate’s  share of (a) Prepayment  Interest Shortfalls on the mortgage loans in the related Loan Group, to the extent not covered by  Compensating  Interest  paid by a Servicer or the Master  Servicer,  (b) interest  shortfalls  on the mortgage  loans in the related Loan Group resulting  from the  application  of the Relief Act or similar state law and (c) after the applicable  Cross-Over  Date,  the interest  portion of any Realized
Losses on the mortgage loans in the related Loan Group, and (2) in the case of a Group II Subordinate  Certificate or Group III Subordinate  Certificate,  such
Certificate’s share of (a) Prepayment  Interest Shortfalls on the mortgage loans in the related Loan Group, to the extent not covered by Compensating  Interest paid by a Servicer or the Master  Servicer,  (b) interest  shortfalls on the mortgage  loans in the related Loan Group  resulting  from the  application of the
Relief Act or similar state law and (c) the interest  portion of any Realized  Losses on the mortgage loans in the related Loan Group.  The  applicable  Senior
Percentage of Prepayment  Interest  Shortfalls and interest  shortfalls  resulting from the  application of the Relief Act will be allocated among the Group II
Senior Certificates and the Group III Senior  Certificates in the related  Certificate Group in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such shortfalls.  The applicable  Subordinate  Percentage of Prepayment  Interest  Shortfalls and interest shortfalls  resulting  from the  application  of the Relief Act will be allocated  among the Group II Subordinate  Certificates  and the Group III  Subordinate
Certificates in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such  shortfalls.  Accrued
Certificate  Interest is calculated on the basis of a 360-day year  consisting of twelve 30-day months.  No Accrued  Certificate  Interest will be payable with respect to any class of Group II Certificates or Group III Certificates after the distribution date on which the outstanding  Certificate  Principal Balance of such Certificate has been reduced to zero.

Aggregate  Subordinate Optimal Principal Amount - The Group II Aggregate  Subordinate  Optimal Principal Amount or the Group III Aggregate  Subordinate Optimal
Principal Amount, as applicable.

Agreement - The Pooling and Servicing  Agreement,  dated as of June 1, 2006,  among the Depositor,  the Sponsor,  Wells Fargo Bank,  National  Association,  as
master servicer and securities administrator, and the Trustee.

Allocable  Share - With respect to (i) any class of Group II Subordinate  Certificates  on any  distribution  date will  generally  equal such class’s pro rata share (based on the Certificate  Principal Balance of each class entitled thereto) of the Group II Aggregate  Subordinate  Optimal Principal Amount;  provided, however, that no class of Group II Subordinate  Certificates (other than the class of Group II Subordinate  Certificates with the lowest numerical designation)
shall be entitled on any  distribution  date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of Group II Subordinate  Optimal
Principal Amount unless the Class Prepayment  Distribution  Trigger for the related class is satisfied for such  distribution  date and (ii) any class of Group
III Subordinate  Certificates on any  distribution  date will generally equal such class’s pro rata share (based on the Certificate  Principal  Balance of each class  entitled  thereto)  of the Group  III  Aggregate  Subordinate  Optimal  Principal  Amount;  provided,  however,  that no class of Group III  Subordinate
Certificates (other than the class of Group III Subordinate  Certificates with the lowest numerical  designation) shall be entitled on any distribution date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of Group III Subordinate  Optimal  Principal  Amount unless the Class Prepayment
Distribution  Trigger for the  related  class is  satisfied  for such  distribution  date.  Notwithstanding  the  foregoing,  if on any  distribution  date the
Certificate  Principal Balance of any class of Group II Subordinate  Certificates or Group III Subordinate  Certificates for which the related Class Prepayment
Distribution  Trigger was satisfied on such distribution date is reduced to zero, any amounts  distributable to such class pursuant to clauses (2), (3) and (5)
of the definition of Group II Subordinate  Optimal  Principal Amount or Group III Subordinate  Optimal Principal Amount to the extent of such class’s remaining
Allocable Share, shall be distributed to the remaining classes of Group II Subordinate Certificates or Group III Subordinate  Certificates,  as applicable,  in reduction of their respective Certificate Principal Balances, sequentially, in the order of their numerical Class designations.

Applied Realized Loss Amount - With respect to any class of Group I Offered  Certificates and as to any distribution  date, the sum of the Realized Losses with respect to the related  mortgage  loans,  which have been applied in reduction of the  Certificate  Principal  Balance of such class, in an amount equal to the amount,  if any, by which, (i) the aggregate  Certificate  Principal  Balance of all of the Group I Certificates  (after all distributions of principal on such distribution date) exceeds (ii) the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date.

Available Funds - For any distribution  date and each Sub-Loan Group included in Loan Group II or Loan Group III, an amount which generally  includes,  (1) all previously  undistributed  payments on account of principal  (including the principal  portion of Monthly  Payments,  Principal  Prepayments  and the principal amount of Net Liquidation  Proceeds) and all previously  undistributed  payments on account of interest  received after the Cut-Off Date and on or prior to the related  Determination  Date, in each case, from the mortgage loans in the related Sub-Loan Group, (2) any Monthly Advances and Compensating  Interest Payments
made by the Master  Servicer  or a Servicer  for such  distribution  date in respect of the  mortgage  loans in the  related  Sub-Loan  Group,  (3) any amounts reimbursed by the Master Servicer in connection with losses on certain  eligible  investments  for the related  mortgage loans,  (4) with respect to Loan Group
II,  any  amount   allocated  from  the  Available   Funds  of  another   Sub-Loan  Group  in  accordance   with  paragraph  (D)  under   “Description  of  the
Certificates-Distributions  on the Group II  Certificates”  and (5) with respect to Loan Group III, any amount  allocated  from the Available  Funds of another
Sub-Loan Group in accordance with paragraph (C) under “Description of the  Certificates-Distributions  on the Group III Certificates”,  net of (x) fees payable to, and amounts reimbursable to, the Master Servicer,  the Servicers,  the Securities  Administrator,  the Trustee and any custodian allocable to such Sub-Loan
Group or Loan Group as provided in the Agreement and (y) investment earnings on amounts on deposit in the Distribution Account.

Bankruptcy  Loss - Any loss resulting  from a bankruptcy  court,  in connection  with a personal  bankruptcy of a mortgagor,  (1)  establishing  the value of a mortgaged  property at an amount less than the  Outstanding  Principal  Balance of the  mortgage  loan secured by such  mortgaged  property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk Shortfall - If on the  distribution  date the  Pass-Through  Rate for the Class I-A, Class I-M and Class I-B  Certificates is based upon the related
Net Rate Cap, the excess, if any, of:

         1.       The amount of Current Interest that such class would have been entitled to receive on such distribution  date had the applicable  pass-though rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50%, over

         2.       The amount of Current  Interest on such class  calculated  using a pass-though  rate equal to the related Net Rate Cap for such  distribution date.

Basis Risk Shortfall  Carry-forward  Amount - As of any distribution  date for the Class I-A, Class I-M and Class I-B  Certificates,  the sum of the Basis Risk
Shortfall for such distribution date and the Basis Risk Shortfall for all previous  distribution  dates not previously paid,  together with interest thereon at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50%, for such distribution date.

Book-entry Certificates - The Senior Certificates and the Offered Subordinate Certificates issued, maintained and transferred at the DTC.

Business  Day -  Generally  any day other than a  Saturday,  a Sunday or a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which banking  institutions  in New York City or in any  jurisdiction  in which the Trustee,  the Securities  Administrator,  the Master  Servicer,  Custodian or any
Servicer is located are obligated by law or executive order to be closed.

Cap  Contracts - The interest rate cap  contracts  that the Trustee,  on behalf of the Trust,  entered into with respect to the Class I-A,  Class I-M-1,  Class
I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  with the Cap Counterparty for the benefit of the holders of the Class I-A, Class I-M-1,  Class
I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Cap Counterparty - ABN AMRO Bank N.V.

Certificate Group - With respect to Sub-Loan Group I-1, the Class I-1A-1  Certificates and the Class I-1A-2  Certificates,  with respect to Sub-Loan Group I-2, the Class  I-2A-1  Certificates  and the Class I-2A-2  Certificates,  with respect to Sub-Loan  Group I-3, the Class I-3A-1  Certificates  and the Class I-3A-2
Certificates,  with respect to Sub-Loan Group II-1, the Class II-1A-1,  Class II-1A-2 and Class II-1X-1 Certificates,  with respect to Sub-Loan Group II-2, the
Class II-2A-1,  Class II-2A-2,  Class II-2X-1 and Class II-2X-2 Certificates,  and with respect to Sub-Loan Group II-3, the Class II-3A-1, Class II-3A-2, Class
II-3A-3,  Class II-3A-4,  Class II-3A-5,  Class II-3X-1 and Class II-3X-2  Certificates,  with respect to Sub-Loan Group III-1, the Class III-1A-1 Certificates
and the Class III-1A-2  Certificates,  with respect to Sub-Loan Group III-2,  the Class III-2A-1  Certificates  and the Class III-2A-2  Certificates,  and with respect to Sub-Loan Group III-3, the Class III-3A-1, Class III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1 and Class III-3X-2 Certificates.

Certificate Owner - Any person who is the beneficial owner of a Book-entry Certificate.

Certificate  Principal  Balance - With respect to any  Certificate,  other than any Interest Only  Certificates,  as of any  distribution  date will equal such
Certificate’s initial principal amount on the Closing Date plus, in the case of a Subordinate  Certificate,  any Subsequent Recoveries added to the Certificate
Principal Balance of such Certificate,  as described under “Description of the  Certificates-Allocation  of Realized Losses;  Subordination” in this prospectus supplement,  and as reduced by (1) all amounts  allocable to principal  previously  distributed with respect to such  Certificate,  (2) solely in the case of a
Group II  Certificate  or Group III  Certificate,  the  principal  portion of all Realized  Losses  (other than  Realized  Losses  resulting  from Debt Service
Reductions)  previously  allocated to such  Certificate  (taking into account the applicable Loss Allocation  Limitation),  (3) solely in the case of a Group I
Certificate,  any Applied  Realized Loss Amounts  allocated to such class on previous  distribution  dates and (4) solely in the case of a Group II Subordinate
Certificate or Group III Subordinate  Certificate,  such  Certificate’s  pro rata share, if any, of the related  Subordinate  Certificate  Writedown Amount for previous distribution dates.

Certificates - The Group I Certificates, the Group II Certificates and the Group III Certificates.

Class Prepayment  Distribution  Trigger - A test, which shall be satisfied for (i) a class of Group II Subordinate  Certificates for a distribution date if the fraction  (expressed  as a  percentage),  the  numerator  of which is the  aggregate  Certificate  Principal  Balance  of such class and each class of Group II
Subordinate  Certificates  subordinate  thereto, if any, and the denominator of which is the Stated Principal Balances of all of the group II mortgage loans as of the related Due Date,  equals or exceeds such  percentage  calculated as of the Closing Date and (ii) a class of Group III  Subordinate  Certificates  for a distribution date if the fraction  (expressed as a percentage),  the numerator of which is the aggregate  Certificate  Principal Balance of such class and each class of Group III Subordinate  Certificates  subordinate  thereto,  if any, and the denominator of which is the Stated Principal  Balances of all of the group
III mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

Class I-A Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any, of:

         1        the aggregate Certificate Principal Balance of the Class I-A Certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the  aggregate  Stated  Principal  Balance of the group I mortgage  loans for such  distribution  date  multiplied by the sum of (x)
                           approximately 16.00% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-1A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-1A Principal
Distribution Percentage multiplied by the Class I-A Principal Distribution Amount and (ii) the Certificate Principal Balance of the Class I-1A Certificates.

Class I-1A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-1A divided by the aggregate Principal Funds.

Class I-2A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-2A Principal
Distribution  Percentage  multiplied  by the  Class  I-A  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-2A
Certificates.

Class I-2A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-2A divided by the aggregate Principal Funds.

Class I-3A  Principal  Distribution  Amount - With respect to any applicable  Distribution  Date, an amount equal to the lesser of (i) the Class I-3A Principal
Distribution  Percentage  multiplied  by the  Class  I-A  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-3A
Certificates.

Class I-3A Principal  Distribution  Percentage - With respect to any  applicable  Distribution  Date, a percentage  equal to the Principal  Funds  allocable to
Sub-Group I-3A divided by the aggregate Principal Funds.

Class I-B-1 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      and the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately 2.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-B-2 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-2 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class I-B-1  certificates  (after  taking into account the payment of the Class
                                    I-B-1 Principal Distribution Amount on such distribution date),

                           (5)      and the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately 1.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-B-3 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-B-3 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A  Certificates  after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class I-M-2  certificates  (after  taking into account the payment of the Class
                                    I-M-2 Principal Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class I-B-1  certificates  (after  taking into account the payment of the Class
                                    I-B-1 Principal Distribution Amount on such distribution date),

                           (5)      the  Certificate  Principal  Balance of the Class I-B-2  certificates  (after  taking into account the payment of the Class
                                    I-B-2 Principal Distribution Amount on such distribution date), and

                           (6)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the Current
                                    Specified Overcollateralization Percentage for such distribution date.

Class I-M-1 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-M-1 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date), and

                           (2)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of
                                    (x) approximately 9.20% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Class I-M-2 Principal Distribution Amount - With respect to any applicable distribution date, an amount equal to the excess, if any of:

         1.       the Certificate Principal Balance of the Class I-M-2 certificates immediately prior to such distribution date over

         2.       the excess of

                  (a)      the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of

                           (1)      the Certificate  Principal  Balance of the Class I-A Certificates  (after taking into account the payment of the Class I-1A
                                    Principal  Distribution  Amount, Class I-2A Principal  Distribution Amount and Class I-3A Principal  Distribution Amount on
                                    such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class I-M-1  certificates  (after  taking into account the payment of the Class
                                    I-M-1 Principal Distribution Amount on such distribution date), and

                           (3)      the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of
                                    (x) approximately 5.00% and (y) the Current Specified Overcollateralization Percentage for such distribution date.

Closing Date - June 30, 2006.

Compensating Interest - Any payments made by the Master Servicer or a Servicer from its own funds to cover Prepayment Interest Shortfalls.

Countrywide - Countrywide Home Loans, Inc.

Countrywide Servicing - Countrywide Home Loans Servicing LP.

CPR - A constant rate of prepayment on the mortgage loans.

Cross-Over Date - The Group II Cross-Over Date or the Group III Cross-Over Date, as applicable.

Current  Interest - With respect to each class of Group I Offered  Certificates  and the Class I-B-3  Certificates  and each  distribution  date,  the interest accrued at the applicable  pass-through  rate for the applicable  Interest  Accrual Period on the Certificate  Principal  Balance of such class plus any amount previously  distributed  with  respect to  interest  for such class that is  recovered  as a voidable  preference  by a trustee in  bankruptcy,  reduced by any
Prepayment  Interest  Shortfall to the extent not covered by Compensating  Interest Payments,  and any shortfalls  resulting from the application of the Relief
Act, in each case to the extent  allocated to such class of Certificates as described under clause First in “Description of the  Certificates-Distributions  on
the Group I Certificates” in this prospectus supplement.

Current  Specified  Enhancement  Percentage  - For any  distribution  date,  a percentage  obtained by dividing  (x) the sum of (i) the  aggregate  Certificate
Principal Balance of the Group I Subordinate  Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the distribution of the Principal
Distribution  Amount on such  distribution  date, by (y) the aggregate Stated Principal  Balance of the group I mortgage loans as of the end of the related Due
Period.

Current  Specified  Overcollateralization  Percentage - For any  distribution  date,  a  percentage  equivalent  of a fraction,  the  numerator of which is the
Overcollateralization  Target Amount for such  distribution date and the denominator of which is the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date.

Custodial Agreement - The custodial  agreement,  dated as of the Closing Date, between the Trustee,  Structured Asset Mortgage Investments II Inc., as company,
Wells Fargo Bank, National Association, as master servicer and securities administrator, and Wells Fargo Bank, National Association, as custodian.

Custodian - Wells Fargo Bank, National Association.

Cut-Off Date - June 1, 2006.

Debt Service  Reduction - A Bankruptcy  Loss that results from a court reducing the amount of the monthly  payment on the related  mortgage loan, in connection with the personal bankruptcy of a mortgagor.

Deficient  Valuation - A Bankruptcy  Loss that  results if a court,  in  connection  with a personal  bankruptcy  of a  mortgagor,  establishes  the value of a mortgaged property at an amount less than the unpaid principal balance of the mortgage loan secured by such mortgaged property.

Determination Date - With respect to any distribution date and the mortgage loans is the date specified in the applicable Servicing Agreement.

Due Date - With  respect to each  mortgage  loan,  the date in each month on which its Monthly  Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the applicable Servicing Agreement.

Due Period - With  respect to any  distribution  date,  the  period  commencing  on the second  day of the month  preceding  the  calendar  month in which such distribution date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC - EMC Mortgage Corporation.

Excess  Cashflow  - With  respect  to any  distribution  date,  the  sum of  (i)  the  Remaining  Excess  Spread  for  such  distribution  date  and  (ii)  the
Overcollateralization Release Amount for such distribution date.

Excess  Spread - With respect to any  distribution  date,  the excess,  if any, of the Interest  Funds for such  distribution  date over the sum of the Current
Interest on the Group I Offered Certificates and Class I-B-3 and Interest Carry-forward Amounts on the Group I Senior Certificates on such distribution date.

Extra Principal Distribution Amount - With respect to any distribution date, the lesser of (a) the excess, if any, of the  Overcollateralization  Target Amount for such distribution date over the Overcollateralization Amount for such distribution date and (b) the Excess Spread for such distribution date.

Group I Certificates - The Group I Offered Certificates,  the Class I-B-3 Certificates,  the Class I-XP Certificates,  the Class B-IO Certificates, the Class R
Certificates and the Class R-X Certificates.

Group I Offered  Certificates - The Class I-1A-1,  Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-M-1, Class I-M-2, Class I-B-1,
Class I-B-2 and Class I-B-3 Certificates.

Group I Senior Certificates - The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2 Class I-3A-1 and Class I-3A-2 Certificates.

Group I Subordinate Certificates - The Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Group II Aggregate  Subordinate  Optimal  Principal Amount - With respect to Loan Group II, the sum of the Group II Subordinate  Optimal  Principal Amounts for
all Sub-Loan Groups in Loan Group II.

Group II Certificates - The Group II Senior Certificates and the Group II Subordinate Certificates.

Group II Cross-Over Date - The distribution date on which the Certificate Principal Balance of the Group II Subordinate Certificates are reduced to zero.

Group II Offered Certificates - The Group II Senior Certificates and the Group II Offered Subordinate Certificates.

Group II Offered Subordinate  Certificates - The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5, Class II-B-6, Class II-B-7 and Class
II-B-8 Certificates.

Group II Senior Certificates - The Class II-1A-1,  Class II-1A-2,  Class II-1X-1,  Class II-2A-1,  Class II-2A-2,  Class II-2X-1, Class II-2X-2, Class II-3A-1,
Class II-3A-2, Class II-3A-3, Class II-3A-4, Class II-3A-5, Class II-3X-1 and Class II-3X-2 Certificates.

Group II Senior Optimal  Principal  Amount - With respect to each Sub-Loan Group included in Loan Group II and each  distribution  date will be an amount equal to the sum of the following  (but in no event greater than the aggregate  Certificate  Principal  Balance of the related  Certificate  Group in such Loan Group immediately prior to such distribution date):

         (1)      the applicable  Senior  Percentage of the principal  portion of all Monthly  Payments due on the mortgage loans in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the applicable  Senior  Prepayment  Percentage of the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the applicable Senior Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
                  Prepayment Period in respect of mortgage loans in the related Sub-Loan Group;

         (4)      the lesser of (a) the  applicable  Senior  Prepayment  Percentage  of the sum of (i) all Net  Liquidation  Proceeds  allocable  to  principal received  in respect of each  mortgage  loan in the  related  Sub-Loan  Group that  became a  Liquidated  Mortgage  Loan  during the  related
                  Prepayment Period (other than mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan in the related Sub-Loan Group during the related Due Period and (ii) the Stated  Principal  Balance of each such  mortgage loan in the related  Sub-Loan  Group  purchased by an insurer from the Trustee  during the related  Prepayment  Period pursuant to the related primary mortgage  insurance policy, if any, or otherwise;  and (b) the applicable Senior Percentage of the sum of (i)
                  the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which became a Liquidated  Mortgage Loan during the related
                  Prepayment Period (other than the mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries received in respect of each  Liquidated  Mortgage  Loan in the related  Sub-Loan  Group  during the  related Due Period and (ii) the Stated  Principal
                  Balance of each such  mortgage  loan in the related  Sub-Loan  Group that was  purchased  by an insurer  from the Trustee  during the related
                  Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

         (5)      any amount  allocated to the Available  Funds of the related  Sub-Loan  Group in accordance  with  paragraph  (E) under  “Description  of the
                  Certificates-Distributions on the Group II Certificates”; and

         (6)      the applicable  Senior  Prepayment  Percentage of the sum of (a) the Stated  Principal  Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the excess,  if any, of the Stated  Principal
                  Balance of a mortgage loan in the related  Sub-Loan  Group that has been replaced by the Sponsor with a substitute  mortgage loan pursuant to the Mortgage  Loan  Purchase  Agreement in  connection  with such  distribution  date over the Stated  Principal  Balance of such  substitute mortgage loan.

Group II Senior Percentage - With respect to each Certificate  Group related to a Sub-Loan Group in Loan Group II and any distribution  date, the lesser of (a)
100% and (b) the  percentage  obtained by  dividing  the  Certificate  Principal  Balance of the Senior  Certificates  (other  than the  related  Interest-Only
Certificates,  if any) in the related  Certificate  Group by the aggregate Stated  Principal  Balance of the mortgage loans in the related Sub-Loan Group as of the beginning of the related Due Period.
Group II Senior Prepayment  Percentage - The Senior Prepayment  Percentage for the Senior Certificates of each Certificate Group related to a Sub-Loan Group in
Loan Group II, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                               Group II Senior Prepayment Percentage
July 2006 - June 2013                                  100%
July 2013 - June 2014                                  Senior Percentage for the related Senior Certificates
                                                       plus 70% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2014 - June 2015                                  Senior Percentage for the related Senior Certificates
                                                       plus 60% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2015 - June 2016                                  Senior Percentage for the related Senior Certificates
                                                       plus 40% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2016 - June 2017                                  Senior Percentage for the related Senior Certificates
                                                       plus 20% of the Subordinate Percentage for the related
                                                       Sub-Loan Group.
July 2017 and thereafter                               Senior Percentage for the related Senior Certificates.
         No scheduled reduction to the Senior Prepayment Percentage for the related Certificate Group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group II mortgage loans in all related Sub-Loan
Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the Group II Subordinate Certificates does not exceed 50% and (2) cumulative Realized Losses on the group II mortgage loans in all related Sub-Loan Groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2013 and June 2014, (b) 35% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2014 and June 2015, (c) 40% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July
2015 and June 2016, (d) 45% of the Original Group II Subordinate Principal Balance if such distribution date occurs between and including July 2016 and June
2017, and (e) 50% of the Original Group II Subordinate Principal Balance if such distribution date occurs during or after July 2017.
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         In addition, if on any distribution date the weighted average of the related Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the related initial Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the group II mortgage loans in all Sub Loan Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate
Certificate Principal Balance of the Group II Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in June
2009, cumulative Realized Losses on the group II mortgage loans in all related Sub Loan Groups as of the end of the related Prepayment Period do not exceed
20% of the Original Group II Subordinate Principal Balance and (ii) after the distribution date occurring in June 2009, cumulative Realized Losses on the group II mortgage loans in all related Sub-Loan Groups as of the end of the related Prepayment Period do not exceed 30% of the Original Group II Subordinate
Principal Balance, then, in each case, the Senior Prepayment Percentage for the related Senior Certificates for such distribution date will equal the Senior
Percentage for the related Certificate Group; provided, however, if on such distribution date the Subordinate Percentage for the related Sub-Loan Group is equal to or greater than two times the initial Subordinate Percentage on or prior to the distribution date occurring in June 2009 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group for such distribution date, will equal the Senior Percentage for such Certificates plus 50% of the related Subordinate Percentage on such distribution date.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group II mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to all the Group II Senior Certificates for such distribution date will equal 100%.

Group II Subordinate  Certificates - The Class II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7, Class II-B-8, Class
II-B-9, Class II-B-10 and Class II-B-11 Certificates.

Group II Subordinate  Optimal  Principal  Amount - With respect to any Sub-Loan Group  included in Loan Group II and each  distribution  date will be an amount equal to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal  Balance  of the Group II  Subordinate  Certificates
immediately prior to such distribution date):

         (1)      the related  Subordinate  Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period);

         (2)      the related Subordinate  Prepayment  Percentage of the Stated Principal Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the related  Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal received in respect of mortgage loans in the related Sub-Loan Group during the applicable Prepayment Period;

         (4)      the excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable to principal  received in respect of each  mortgage loan in the related
                  Sub-Loan  Group that became a  Liquidated  Mortgage  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan during the related Due Period over (b) the sum of the amounts  distributable  to the holders of the
                  Senior  Certificates in the related  Certificate Group pursuant to clause (4) of the definition of “Group II Senior Optimal Principal Amount”
                  on such distribution date;

         (5)      the related  Subordinate  Prepayment  Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the  difference,  if any,  between the Stated
                  Principal  Balance of a mortgage loan in the related  Sub-Loan  Group that has been  replaced by the Sponsor with a substitute  mortgage loan pursuant to the  mortgage  loan  purchase  agreement in  connection  with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution date on which the aggregate  Certificate  Principal Balance of the Senior  Certificates in the related  Certificate Group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such Senior Certificates.

Group II Subordinate  Percentage - As of any distribution  date and with respect to any Sub-Loan Group included in Loan Group II, 100% minus the related Senior
Percentage for the related Certificate Group.

Group II Subordinate  Prepayment  Percentage - With respect to any Sub-Loan Group included in Loan Group II, and as of any  distribution  date,  100% minus the
Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group.

Group III Aggregate  Subordinate  Optimal Principal Amount - With respect to Loan Group III, the sum of the Group III Subordinate Optimal Principal Amounts for
all Sub-Loan Groups in Loan Group III.

Group III Certificates - The Group III Senior Certificates and the Group III Subordinate Certificates.

Group III Cross-Over Date - The distribution date on which the Certificate Principal Balances of the Group III Subordinate Certificates are reduced to zero.

Group III Offered Certificates - The Group III Senior Certificates and the Group III Offered Subordinate Certificates.

Group III Offered Subordinate Certificates - The Class III-B-1, Class III-B-2 and Class III-B-3 Certificates.

Group III Senior Certificates - The Class III-1A-1,  Class III-1A-2,  Class III-2A-1,  Class III-2A-2,  Class III-3A-1,  Class III-3A-2,  Class III-3A-3, Class
III-3A-4, Class III-3X-1 and Class III-3X-2, Certificates.

Group III Senior Optimal  Principal Amount - With respect to each Sub-Loan Group included in Loan Group III and each  distribution date will be an amount equal to the sum of the following  (but in no event greater than the aggregate  Certificate  Principal  Balance of the related  Certificate  Group in such Loan Group immediately prior to such distribution date):

         (1)      the applicable  Senior  Percentage of the principal  portion of all Monthly  Payments due on the mortgage loans in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the applicable  Senior  Prepayment  Percentage of the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the applicable Senior Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
                  Prepayment Period in respect of mortgage loans in the related Sub-Loan Group;

         (4)      the lesser of (a) the  applicable  Senior  Prepayment  Percentage  of the sum of (i) all Net  Liquidation  Proceeds  allocable  to  principal received  in respect of each  mortgage  loan in the  related  Sub-Loan  Group that  became a  Liquidated  Mortgage  Loan  during the  related
                  Prepayment Period (other than mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan in the related Sub-Loan Group during the related Due Period and (ii) the Stated  Principal  Balance of each such  mortgage loan in the related  Sub-Loan  Group  purchased by an insurer from the Trustee  during the related  Prepayment  Period pursuant to the related primary mortgage  insurance policy, if any, or otherwise;  and (b) the applicable Senior Percentage of the sum of (i)
                  the Stated Principal  Balance of each mortgage loan in the related Sub-Loan Group which became a Liquidated  Mortgage Loan during the related
                  Prepayment Period (other than the mortgage loans described in the immediately  following clause (ii)) and all Subsequent  Recoveries received in respect of each  Liquidated  Mortgage  Loan in the related  Sub-Loan  Group  during the  related Due Period and (ii) the Stated  Principal
                  Balance of each such  mortgage  loan in the related  Sub-Loan  Group that was  purchased  by an insurer  from the Trustee  during the related
                  Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

         (5)      any amount  allocated to the Available  Funds of the related  Sub-Loan  Group in accordance  with  paragraph  (E) under  “Description  of the
                  Certificates-Distributions on the Group III Certificates;” herein; and

         (6)      the applicable  Senior  Prepayment  Percentage of the sum of (a) the Stated  Principal  Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the excess,  if any, of the Stated  Principal
                  Balance of a mortgage loan in the related  Sub-Loan  Group that has been replaced by the Sponsor with a substitute  mortgage loan pursuant to the Mortgage  Loan  Purchase  Agreement in  connection  with such  distribution  date over the Stated  Principal  Balance of such  substitute mortgage loan.

Group III Senior  Percentage - With respect to each Certificate  Group related to a Sub-Loan Group in Loan Group III and any  distribution  date, the lesser of
(a) 100% and (b) the  percentage  obtained by dividing the  Certificate  Principal  Balance of the Senior  Certificates  (other than the related  Interest-Only
Certificates,  if any) in the related  Certificate  Group by the aggregate Stated  Principal  Balance of the mortgage loans in the related Sub-Loan Group as of the beginning of the related Due Period.

Group III Senior  Prepayment  Percentage - The Senior Prepayment  Percentage for the Senior  Certificates of each Certificate Group related to a Sub-Loan Group in Loan Group III, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                            Group III Senior Prepayment Percentage
July 2006 - June 2013                               100%
July 2013 - June 2014                               Senior Percentage for the related Senior Certificates plus
                                                    70% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2014 - June 2015                               Senior Percentage for the related Senior Certificates plus
                                                    60% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2015 - June 2016                               Senior Percentage for the related Senior Certificates plus
                                                    40% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2016 - June 2017                               Senior Percentage for the related Senior Certificates plus
                                                    20% of the Subordinate Percentage for the related Sub-Loan
                                                    Group.
July 2017 and thereafter                            Senior Percentage for the related Senior Certificates.

---------------------------------------------------------------------------------------------------------------------------------------------------------------

         No scheduled reduction to the Senior Prepayment Percentage for the related Certificate Group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the group III mortgage loans in all related Sub-Loan
Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the Group III Subordinate Certificates does not exceed 50% and (2) cumulative Realized Losses on the group III mortgage loans in all related Sub-Loan
Groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2013 and June 2014, (b) 35% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2014 and June 2015, (c) 40% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including July 2015 and June 2016, (d) 45% of the Original Group III Subordinate Principal Balance if such distribution date occurs between and including
July 2016 and June 2017, and (e) 50% of the Original Group III Subordinate Principal Balance if such distribution date occurs during or after July 2017.

         In addition, if on any distribution date the weighted average of the related Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the related initial Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the group III mortgage loans in all Sub Loan Groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate
Certificate Principal Balance of the Group III Subordinate Certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in June
2009, cumulative Realized Losses on the group III mortgage loans in all related Sub Loan Groups as of the end of the related Prepayment Period do not exceed
20% of the Original Group III Subordinate Principal Balance and (ii) after the distribution date occurring in June 2009, cumulative Realized Losses on the group III mortgage loans in all related Sub-Loan Groups as of the end of the related Prepayment Period do not exceed 30% of the Original Group III
Subordinate Principal Balance, then, in each case, the Senior Prepayment Percentage for the related Senior Certificates for such distribution date will equal the Senior Percentage for the related Certificate Group; provided, however, if on such distribution date the Subordinate Percentage for the related Sub-Loan
Group is equal to or greater than two times the initial Subordinate Percentage on or prior to the distribution date occurring in June 2009 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group for such distribution date, will equal the Senior Percentage for such Certificates plus 50% of the related Subordinate Percentage on such distribution date.

         Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Group III Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the group III mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the Senior Prepayment Percentage with respect to all the Group III Senior Certificates for such distribution date will equal 100%.

Group III Subordinate Certificates - The Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Group III Subordinate  Optimal  Principal Amount - With respect to any Sub-Loan Group included in Loan Group III and each  distribution  date will be an amount equal to the sum of the  following  (but in no event  greater  than the  aggregate  Certificate  Principal  Balance of the Group III  Subordinate  Certificates
immediately prior to such distribution date):

         (1)      the related  Subordinate  Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related Sub-Loan Group on the related Due Date, as specified in the amortization  schedule at the time applicable  thereto (after adjustment for previous  principal prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period);

         (2)      the related Subordinate  Prepayment  Percentage of the Stated Principal Balance of each mortgage loan in the related Sub-Loan Group which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the related  Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal received in respect of mortgage loans in the related Sub-Loan Group during the applicable Prepayment Period;

         (4)      the excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable to principal  received in respect of each  mortgage loan in the related
                  Sub-Loan  Group that became a  Liquidated  Mortgage  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each Liquidated  Mortgage Loan during the related Due Period over (b) the sum of the amounts  distributable  to the holders of the
                  Senior  Certificates  in the related  Certificate  Group  pursuant to clause (4) of the  definition  of “Group III Senior  Optimal  Principal
                  Amount” on such distribution date;

         (5)      the related  Subordinate  Prepayment  Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related Sub-Loan
                  Group which was  repurchased by the Sponsor in connection with such  distribution  date and (b) the  difference,  if any,  between the Stated
                  Principal  Balance of a mortgage loan in the related  Sub-Loan  Group that has been  replaced by the Sponsor with a substitute  mortgage loan pursuant to the  mortgage  loan  purchase  agreement in  connection  with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution date on which the aggregate  Certificate  Principal Balance of the Senior  Certificates in the related  Certificate Group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such Senior Certificates.

Group III  Subordinate  Percentage - As of any  distribution  date and with respect to any Sub-Loan  Group  included in Loan Group III,  100% minus the related
Senior Percentage for the related Certificate Group.

Group III Subordinate  Prepayment  Percentage - With respect to any Sub-Loan Group included in Loan Group III, and as of any distribution  date, 100% minus the
Senior Prepayment Percentage for the Senior Certificates in the related Certificate Group.

Insurance  Proceeds - Amounts paid by an insurer under any primary  mortgage  insurance  policy,  standard hazard insurance  policy,  flood insurance policy or title insurance  policy covering any mortgage loan or mortgaged  property other than amounts  required to be paid over to the mortgagor  pursuant to law or the related  mortgage  note and other than amounts  used to repair or restore the  mortgaged  property or to  reimburse  certain  expenses,  including  the related servicer’s costs and expenses incurred in connection with presenting claims under the related insurance policies.

Interest Accrual Period - For each class of Group II Certificates  and Group III  Certificates  and for any  distribution  date, the one-month period preceding the month in which such distribution date occurs.  The Interest Accrual Period for the Group I Offered  Certificates,  the Class I-B-3 Certificates will be the period from and including  the preceding  distribution  date (or from the Closing  Date, in the case of the first  distribution  date) to and including the day prior to the current distribution date.

Interest  Carry-forward  Amount - With respect to each class of Group I Offered  Certificates and the Class I-B-3 Certificates and the first distribution date, zero, and for each distribution date thereafter, the sum of:

         1.       the excess of

                  (a)      Current Interest for such class with respect to prior distribution dates, over

                  (b)      the amount actually distributed to such class with respect to interest on or after such prior distribution dates, and

         2.       interest on such excess (to the extent  permitted by applicable law) at the applicable  pass- through rate for the related  Interest  Accrual
                  Period including the Interest Accrual Period relating to such distribution date.

Interest Funds - With respect to any distribution date and each Sub-Loan Group in Loan Group I, the sum, without duplication, of

         1.       all scheduled interest  collected in respect of the group I mortgage loans in the related Sub-Loan Group during the related Due Period,  less the related Servicing Fee, if any, and any related amounts required to be reimbursed to the Sponsor, any Servicer,  the Master Servicer,  the
                  Trustee, the Custodian and the Securities Administrator as provided in the Agreement,

         2.       all advances  relating to interest on the group I mortgage  loans in the related  Sub-Loan  Group made by the related  servicer or the Master
                  Servicer,

         3.       all Compensating Interest Payments with respect to the group I mortgage loans in the related Sub-Loan Group,

         4.       Liquidation  Proceeds  received  during the  related  Prepayment  Period (or in the case of  Subsequent  Recoveries,  during the  related Due
                  Period),  to the extent such Liquidation  Proceeds relate to interest,  less all  non-recoverable  advances  relating to interest and certain expenses, in each case with respect to the group I mortgage loans in the related Sub-Loan Group,

         5.       the interest portion of proceeds from the group I mortgage loans in the related  Sub-Loan Group that were repurchased  during the related Due
                  Period, and

         6.       the interest  portion of the purchase  price of the assets of the Trust  allocated to group I mortgage  loans in the related  Sub-Loan  Group upon exercise by the Sponsor or its designee of its optional termination right;  minus

         7.       any amounts  required to be reimbursed to the Sponsor,  the Depositor,  a Servicer,  the Master Servicer,  the Custodian,  the Trustee or the
                  Securities Administrator and allocated to the group I mortgage loans in the related Sub-Loan Group, as provided in the Agreement.

Interest Only Certificates - The Class II-1X-1, Class II-2X-1, Class II-2X-2, Class II-3X-1, Class II-3X-2, Class III-3X-1 and Class III-3X-2 Certificates.

Lender Paid PMI Rate - With respect to any mortgage loan covered by a lender-paid  primary mortgage  insurance policy, the premium to be paid by the applicable
Servicer out of interest collections on the related mortgage loan

Liquidated  Mortgage Loan - Any defaulted  mortgage loan as to which the related  Servicer has determined  that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

Liquidation  Proceeds - Amounts  received by a Servicer in connection  with the  liquidation  of a defaulted  mortgage  loan whether  through  trustee’s  sale, foreclosure sale, any Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

Loan Group - Any of Loan Group I, Loan Group II or Loan Group III, as applicable.

Loan Group I - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group I-1, Sub-Loan Group I-2 and Sub-Loan Group I-3.

Loan Group II - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group II-1, Sub-Loan Group II-2 and Sub-Loan Group II-3.

Loan Group III - The pool of mortgage loans consisting of the mortgage loans included in Sub-Loan Group III-1, Sub-Loan Group III-2 and Sub-Loan Group III-3.

Loan-to-Value Ratio - The fraction,  expressed as a percentage,  the numerator of which is the principal balance at origination and the denominator of which is the lesser of the sales price at the time of origination of the mortgage loan and the appraised value of the mortgaged property at origination.

Loss Allocation  Limitation - As defined under  “Description of the Certificates - Allocation of Realized Losses;  Subordination-Allocation  of Realized Losses
on the Group II Certificates”.

Margin - With respect to any  distribution  date on or prior to the first possible  optional  termination  date for the Group I Certificates  and (i) the Class
I-1A-1  Certificates,  0.160% per annum, (ii) the Class I-1A-2 Certificates,  0.230% per annum, (iii) the Class I-2A-1 Certificate,  0.170% per annum, (iv) the
Class I-2A-2 Certificate,  0.230% per annum, (v) the Class I-3A-1 Certificates,  0.160% per annum, (vi) the Class I-3A-2 Certificates,  0.220% per annum, (vii)
the Class I-M-1 Certificates,  0.330% per annum, (viii) the Class I-M-2  Certificates,  0.430% per annum, (ix) the Class I-B-1 Certificates,  1.250% per annum,
(vii) the Class I-B-2 Certificates,  2.150% per annum, and (x) the Class I-B-3 Certificates,  2.150% per annum; and with respect to any distribution date after the first possible  optional  termination  date for the Group I Certificates  and (i) the Class I-1A-1  Certificates,  0.320% per annum,  (ii) the Class I-1A-2
Certificates,  0.460% per annum,  (iii) the Class I-2A-1  Certificate,  0.340% per annum,  (iv) the Class I-2A-2  Certificate,  0.460% per annum, (v) the Class
I-3A-1 Certificates,  0.320% per annum, (vi) the Class I-3A-2 Certificates,  0.440% per annum, (vii) the Class I-M-1 Certificates, 0.495% per annum, (viii) the
Class I-M-2  Certificates,  0.645% per annum, (ix) the Class I-B-1 Certificates,  1.875% per annum, (vii) the Class I-B-2  Certificates,  3.225% per annum, and
(x) the Class I-B-3 Certificates, 3.225% per annum.

Master Servicer - Wells Fargo Bank, National Association.

Master Servicer Compensation - As defined under “Pooling and Servicing  Agreement-Servicing  and Other Compensation and Payment of Expenses” in this prospectus supplement.

Monthly  Advance - The  aggregate of all payments of principal  and  interest,  net of the  Servicing  Fee,  that were due during the related Due Period on the mortgage loans and that were  delinquent on the related Due Date (other than  shortfalls in interest due to the  application of the Relief Act or similar state law).

Monthly  Payments - For any mortgage  loan and any month,  the  scheduled  payment or payments of principal and interest due during such month on such mortgage loan which  either is payable by a mortgagor  in such month  under the  related  mortgage  note,  or in the case of any  mortgaged  property  acquired  through foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Moody’s - Moody’s Investors Service, Inc., and any successor in interest.

Mortgage Loan Purchase Agreement - The Mortgage Loan Purchase Agreement, dated as of June 30, 2006, between the Depositor and the Sponsor.

Mortgage Loan Schedule - The schedule  attached as an exhibit to the Agreement with respect to the Mortgage  Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans.

Net Interest  Shortfalls - Has the meaning set forth under “Description of the  Certificates-Interest  Distributions on the Group II Certificates and the Group
III Certificates” in this prospectus supplement.

Net Liquidation Proceeds - Are Liquidation Proceeds net of unreimbursed  advances by the related Servicer,  Monthly Advances,  expenses incurred by the related
Servicer in connection with the liquidation of such mortgage loan and the related  mortgaged  property,  and any other amounts payable to the related  Servicer under the related Servicing Agreement.

Net Rate - For any mortgage  loan,  the then  applicable  mortgage rate thereon less the sum of (1) the Servicing Fee Rate and (2) the Lender Paid PMI Rate, if
any, attributable thereto, in each case expressed as a per annum rate.

Net Rate Cap - With respect to any distribution  date and the Group I Offered  Certificates and the Class I-B-3  Certificates,  the weighted average of the Net
Rates on the group I mortgage loans in the related Sub-Loan Group,  weighted on the basis of the Stated  Principal  Balances thereof as of the beginning of the related Due Period, in each case as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Notional Amount - With respect to any distribution  date and the Class II-1X-1  Certificates,  the aggregate  Certificate  Principal Balance of the Class II-1A
Certificates,  with respect to any distribution date and the Class II-2X-1  Certificates,  the Certificate Principal Balance of the Class II-2A-1 Certificates,
with respect to any distribution date and the Class II-2X-2 Certificates,  the Certificate  Principal Balance of the Class II-2A-2  Certificates,  with respect to any  distribution  date and the Class II-3X-1  Certificates,  the aggregate  Certificate  Principal  Balance of the Class  II-3A-1,  Class II-3A-3 and Class
II-3A-4  Certificates,  with respect to any distribution  date and the Class II-3X-2  Certificates,  the aggregate  Certificate  Principal Balance of the Class
II-3A-1,  Class  II-3A-2,  Class  II-3A-3,  Class  II-3A-4  and Class  II-3A-5  Certificates,  with  respect to any  distribution  date and the Class  III-3X-1
Certificates,  the aggregate  Certificate Principal Balance of the Class III-3A-1,  Class III-3A-2,  Class III-3A-3 and Class III-3A-4  Certificates,  and with respect to any distribution  date and the Class III-3X-2  Certificates,  the aggregate  Certificate  Principal Balance of the Class III-3A-2 and Class III-3A-3
Certificates (in each case before taking into account the payment of principal on such Certificates on such distribution date).

Offered Certificates - The Group I Offered Certificates, the Group II Offered Certificates and the Group III Offered Certificates.

Offered  Subordinate  Certificates  - The Group I  Subordinate  Certificates,  other  than the Class  I-B-3  Certificates,  the  Group II  Offered  Subordinate
Certificates and the Group III Offered Subordinate Certificates.

Original Group II Subordinate Principal Balance - The aggregate Certificate Principal Balance of the Group II Subordinate Certificates as of the Closing Date.

Original Group III Subordinate  Principal Balance - The aggregate  Certificate  Principal  Balance of the Group III Subordinate  Certificates as of the Closing
Date.

Outstanding  Principal  Balance - With respect to a mortgage loan, the principal balance of such mortgage loan remaining to be paid by the mortgagor or, in the case of an REO Property,  the principal  balance of the related  mortgage loan  remaining to be paid by the mortgagor at the time such property was acquired by the trust.

Overcollateralization  Amount - With respect to any  distribution  date,  the excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the group I mortgage loans for such distribution date over (b) the aggregate  Certificate  Principal Balance of the Class I-A, Class I-M and Class I-B Certificates  (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

Overcollateralization  Release Amount - With respect to any distribution  date is the lesser of (x) the sum of the amounts described in clauses (1) through (5)
and (7) in the  definition  of  Principal  Funds for such  distribution  date and (y) the  excess,  if any,  of (i) the  Overcollateralization  Amount for such
distribution  date  (assuming  that  100%  of  such  Principal  Funds  is  applied  as  a  principal   payment  on  such  distribution   date)  over  (ii)  the
Overcollateralization  Target Amount for such distribution date (with the amount pursuant to clause (y) deemed to be $0 if the Overcollateralization  Amount is less than or equal to the Overcollateralization Target Amount on that distribution date).

Overcollateralization  Target Amount - With respect to any  distribution  date (a) prior to the Stepdown  Date,  approximately  1.25% of the  aggregate  Stated
Principal  Balance of the group I mortgage  loans as of the  cut-off  date,  (b) on or after the  Stepdown  Date and if a Trigger  Event is not in effect,  the greater of (i) the lesser of (1)  approximately  1.25% of the aggregate Stated  Principal  Balance of the group I mortgage loans as of the cut-off date and (2)
2.50% of the then current  aggregate Stated Principal Balance of the group I mortgage loans as of that  distribution  date and  (ii) approximately  $13,210,073 and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the  Overcollateralization  Target Amount for the immediately preceding distribution date.

Prepayment Interest Shortfalls - Has the meaning set forth under “Description of the  Certificates-Interest  Distributions on the Group II Certificates and the
Group III Certificates” in this prospectus supplement.

Prepayment  Period - With respect to a distribution  date,  the period from the sixteenth day of the calendar month  preceding the calendar month in which such distribution  date occurs  through the close of business on the fifteenth day of the calendar month in which such  distribution  date occurs in the case of the mortgage loans for which EMC is the Servicer and such period as is provided in the related Servicing Agreement with respect to the remaining mortgage loans.

Principal Distribution Amount - With respect to each distribution date, an amount equal to

         1.       the sum of the Principal Funds for Loan Group I for such distribution date, plus

         2.       any Extra Principal Distribution Amount for such distribution date, minus

         3.       any Overcollateralization Release Amount for such distribution date.

Principal Funds - With respect to Loan Group I and any distribution date, the sum, without duplication, of

         1.       the  scheduled  principal  collected  on related  Sub-Loan  Group in Loan Group I during the  related Due Period or advanced on or before the related servicer advance date,

         2.       prepayments  in respect of Loan Group I and the related  Sub-Loan  Group,  exclusive  of any  prepayment  charges,  collected  in the related
                  Prepayment Period,

         3.       the Stated  Principal  Balance of each Loan Group I mortgage loan in the related  Sub-Loan Group that was repurchased by the Depositor or the related Servicer during the related Due Period,

         4.       the amount,  if any, by which the aggregate  unpaid  principal  balance of any replacement  mortgage loans is less than the aggregate  unpaid principal  balance of any deleted  mortgage  loans  delivered by the related  Servicer in connection  with a  substitution  of a Loan Group I mortgage loan in the related Sub-Loan Group during the related Due Period,

         5.       all Liquidation  Proceeds  collected during the related  Prepayment Period (or in the case of Subsequent  Recoveries,  during the related Due
                  Period) in respect of Loan Group I and the related  Sub-Loan Group,  to the extent such  Liquidation  Proceeds relate to principal,  less all related non-recoverable advances relating to principal reimbursed during the related Due Period, and

         6.       the principal  portion of the purchase  price of the assets of the Trust  allocated to Loan Group I and the related  Sub-Loan  Group upon the exercise by the Sponsor or its designee of its optional termination right with respect to the group I mortgage loans, minus

         7.       any amounts required to be reimbursed to EMC, the Depositor, a Servicer,  the Master Servicer,  the Custodian,  the Trustee or the Securities
                  Administrator and allocated to the related Sub-Loan Groups in Loan Group I, as provided in the Agreement.

Principal  Prepayment  - Any payment or other  recovery of principal on a mortgage  loan which is received in advance of its  scheduled  Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent  to the month of prepayment,  including  Insurance Proceeds and Repurchase  Proceeds,  but excluding the principal portion of Net Liquidation  Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies - Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

Realized Loss - With respect to a mortgage loan is (1) a Bankruptcy Loss or (2) as to any Liquidated  Mortgage Loan, the unpaid principal  balance thereof plus accrued and unpaid interest  thereon at the mortgage rate through the last day of the month of liquidation  less the Net  Liquidation  Proceeds with respect to such mortgage loan and the related  mortgaged  property that are allocated to principal;  provided,  however,  that in the event the Master  Servicer  receives
Subsequent  Recoveries  with respect to any mortgage  loan,  the amount of the Realized  Loss with respect to that  mortgage loan will be reduced to the extent such Subsequent Recoveries are applied to reduce the Certificate Principal Balance of any class of Certificates on any distribution date.

Record Date - For each class of Group I Offered  Certificates,  the Class I-B-3  Certificates  and each  distribution  date,  the  Business Day  preceding  the applicable  distribution date so long as the Group I Offered  Certificates  remain in book-entry form; and otherwise the record date shall be the last Business
Day of the  month  preceding  the month in which  such  distribution  date  occurs.  For each  class of Group II  Offered  Certificates  and Group III  Offered
Certificates  and each  distribution  date,  the close of business on the last business day of the month  preceding the month in which such  distribution  date occurs.

Remaining Excess Spread - With respect to any distribution date, the Excess Spread less any Extra Principal Distribution Amount for such distribution date.

REMIC Regular Certificates - All classes of Certificates other than the Residual Certificates.

REO Property - A mortgage property acquired by the trust through foreclosure or deed-in-lieu of foreclosure.

Repurchase  Price - With respect to any mortgage loan required to be  repurchased,  an amount equal to the excess of (i) the sum of (a) 100% of the Outstanding
Principal  Balance of such  mortgage  loan plus accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  mortgage  rate through and including the last day of the month of repurchase  and (b) any costs and damages  incurred by the Trust in connection  with any violation of such mortgage loan of any predatory  lending laws over (ii) any portion of the Servicing Fee,  Monthly  Advances or servicing  advances  payable to the purchaser of such mortgage loan.

Repurchase  Proceeds - The Repurchase  Price in connection  with any  repurchase of a mortgage loan by the Sponsor and any cash deposit in connection  with the substitution  of a mortgage  loan.  See  “Description  of the  Securities-Assignment  of Trust Fund  Assets”  in the  prospectus  and  “Pooling  and  Servicing
Agreement-Representations and Warranties” in this prospectus supplement.

Residual Certificates - The Class R Certificates and the Class R-X Certificates.

Rules - The rules, regulations and procedures creating and affecting DTC and its operations.

S&P - Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Securities Administrator - Wells Fargo Bank, National Association.

Senior Certificates - Group I Senior Certificates, the Group II Senior Certificates and the Group III Senior Certificates.

Senior Optimal Principal Amount - The Group II Senior Optimal Principal Amount or the Group III Senior Optimal Principal Amount, as applicable.

Senior Percentage - The Group II Senior Percentage or the Group III Senior Percentage, as applicable.

Senior Prepayment Percentage -Group II Senior Prepayment Percentage or the Group III Senior Prepayment Percentage, as applicable.

Servicers - The Sponsor, Countrywide Servicing, IndyMac Bank, F.S.B. and other servicers that service the mortgage loans.

Servicing Agreements - The servicing agreements specified in the Agreement between the Sponsor and the related Servicer.

Servicing  Fee - With respect to each  mortgage  loan, a fee that accrues at the  Servicing  Fee Rate,  as set forth under the heading  “Pooling and  Servicing
Agreement-Servicing  and Other  Compensation  and Payment of Expenses” in this prospectus  supplement,  on the same principal  balance on which interest on the mortgage loan accrues for the calendar month.

Servicing  Fee Rate - For each  mortgage  loan will be (i) 0.375% per annum with  respect to EMC (ii) .250% per annum with  respect to  Countrywide  Servicing,
(iii) .375% per annum with respect to IndyMac  Bank,  F.S.B.  and (iv) a per annum rate ranging from 0.250% per annum to 0.500% per annum,  as set forth on the
Mortgage Loan Schedule, with respect to other Servicers.

Special Hazard Loss - A Realized Loss  attributable  to damage or a direct physical loss suffered by a mortgaged  property  (including any Realized Loss due to the presence or suspected  presence of hazardous  wastes or substances on a mortgaged  property)  other than any such damage or loss covered by a hazard policy or a flood  insurance  policy  required to be maintained in respect of such  mortgaged  property under the Agreement or any loss due to normal wear and tear or certain other causes.

Sponsor - EMC Mortgage Corporation.

Stated  Principal  Balance - With respect to any group I mortgage loan and any  distribution  date: the principal  balance thereof as of the Cut-off Date minus the sum of (1) the  principal  portion of the  scheduled  monthly  payments due from  mortgagors  with respect to such mortgage loan due during each Due Period ending prior to such  distribution  date (and  irrespective of any delinquency in their payment),  (2) all Principal  Prepayments with respect to such mortgage loan received prior to or during the related  Prepayment  Period,  and all liquidation  proceeds to the extent applied by the related Servicer as recoveries of principal in accordance  with the Agreement or the related  Servicing  Agreement that were received by the related  Servicer as of the close of business on the last day of the  Prepayment  Period related to such  distribution  date and (3) any Realized Loss thereon  incurred  prior to or during the related  Prepayment
Period.

         With respect to any group II mortgage  loan and any  distribution  date,  (1) the unpaid  principal  balance of such  mortgage loan as of the close of business on the related Due Date (taking account of the principal  payment to be made on such Due Date and irrespective of any delinquency in its payment),  as specified in the  amortization  schedule at the time relating  thereto  (before any  adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding  occurring  after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium  or similar  waiver or grace period) less (2) any
Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period.

         With respect to any group III mortgage  loan and any  distribution  date,  (1) the unpaid  principal  balance of such mortgage loan as of the close of business on the related Due Date (taking account of the principal  payment to be made on such Due Date and irrespective of any delinquency in its payment),  as specified in the  amortization  schedule at the time relating  thereto  (before any  adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding  occurring  after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium  or similar  waiver or grace period) less (2) any
Principal Prepayments and the principal portion of any Net Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period.

         The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date - the earlier to occur of

         1.       the distribution date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates has been reduced to zero and

         2.       the later to occur of

                  (a)      the distribution date occurring in July 2009 and

                  (b)      the first distribution date for which the Current Specified Enhancement Percentage for such distribution date is greater than or equal to approximately 18.50%.

Sub-Group  I-1A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-1A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-1A
Certificates.

Sub-Group  I-2A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-2A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-2A
Certificates.

Sub-Group  I-3A  Principal  Distribution  Amount - With  respect  to any  applicable  Distribution  Date,  an amount  equal to the lesser of (i) the Class I-3A
Principal  Distribution  Percentage  multiplied  by  the  Principal  Distribution  Amount  and  (ii)  the  Certificate  Principal  Balance  of the  Class  I-3A
Certificates.

Sub-Loan Group - any of Sub-Loan Group I-1, Sub-Loan Group I-2, Sub-Loan Group II-1, Sub-Loan Group II-2,  Sub-Loan Group II-3, Sub-Loan Group III-1,  Sub-Loan
Group III-2 or Sub-Loan Group III-3, as applicable.

Sub-Loan Group I-1 - The pool of mortgage loans designated as Sub-Loan Group I-1.

Sub-Loan Group I-2 - The pool of mortgage loans designated as Sub-Loan Group I-2.

Sub-Loan Group I-3 - The pool of mortgage loans designated as Sub-Loan Group I-3.

Sub-Loan Group II-1 - The pool of mortgage loans designated as Sub-Loan Group II-1.

Sub-Loan Group II-2 - The pool of mortgage loans designated as Sub-Loan Group II-2.

Sub-Loan Group II-3 - The pool of mortgage loans designated as Sub-Loan Group II-3.

Sub-Loan Group III-1 - The pool of mortgage loans designated as Sub-Loan Group III-1.

Sub-Loan Group III-2 - The pool of mortgage loans designated as Sub-Loan Group III-2.

Sub-Loan Group III-3 - The pool of mortgage loans designated as Sub-Loan Group III-3.

Subordinate  Certificate  Writedown  Amount - With  respect  to the Group II  Subordinate  Certificates,  the  amount  by which (x) the sum of the  Certificate
Principal  Balances of the Group II  Certificates  (after giving effect to the  distribution of principal and the allocation of Realized Losses in reduction of the Certificate  Principal  Balances of the Group II Certificates on such distribution date) exceeds (y) the Stated Principal Balances of the group II mortgage loans on the Due Date  related to such  distribution  date.  With  respect to the Group III  Subordinate  Certificates,  the amount by which (x) the sum of the
Certificate  Principal  Balances of the Group III  Certificates  (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate  Principal  Balances of the Group III Certificates on such  distribution  date) exceeds (y) the Stated  Principal  Balances of the group III mortgage loans on the Due Date related to such distribution date.

Subordinate Certificates - The Group I Subordinate Certificates, the Group II Subordinate Certificates and the Group III Subordinate Certificates.

Subordinate Optimal Principal Amount - The Group II Subordinate Optimal Principal Amount or the Group III Subordinate Optimal Principal Amount, as applicable.

Subordinate Percentage - The Group II Subordinate Prepayment Percentage or the Group III Subordinate Prepayment Percentage, as applicable.

Subsequent  Recoveries - As of any  distribution  date,  amounts  received  during the related Due Period by the Master Servicer or surplus amounts held by the
Master Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the  representations and warranties made by the Sponsor)
specifically  related to a liquidated  mortgage loan or disposition of an REO property prior to the related Prepayment Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Trigger Event - With respect to any  distribution  date, an event that exists if (i) the  percentage  obtained by dividing (x) the aggregate  Stated  Principal
Balance of the group I mortgage  loans that are 60 or more days  delinquent  (including  for this purpose any such mortgage  loans in bankruptcy or foreclosure and the group I mortgage  loans with respect to which the related  Mortgaged  Property has been  acquired by the Trust) by (y) the aggregate  Stated  Principal
Balance of the group I mortgage  loans in the  mortgage  pool,  in each case,  as of the close of business  on the last day of the  preceding  calendar  month, exceeds 37% of the Current  Specified  Enhancement  Percentage or (ii) the aggregate  amount of Realized Losses on the group I mortgage loans since the Cut-Off
Date as a percentage of the aggregate  Stated  Principal  Balance of the group I mortgage  loans as of the Cut-Off Date exceeds the  applicable  percentage set forth below:

                                             Months      Percentage
                                            37 - 48          0.65%
                                            49 - 60          1.15%
                                            61 - 72          1.65%
                                              73+            1.95%

Trust - Bear Stearns ALT-A Trust 2006-4.

Trustee - Citibank, N.A., a national banking associated organized under the laws of the United States.

Unpaid Realized Loss Amount - With respect to any class of Group I Offered Certificates and as to any distribution date, the excess of

         1.       Applied Realized Loss Amounts with respect to such class over

         2.       the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous distribution dates.

         Any amounts  distributed to a class of Group I Offered  Certificates  in respect of any Unpaid  Realized Loss Amount will not be applied to reduce the
Certificate Principal Balance of such Class.

Weighted  Average Net Rate - With respect to any Loan Group and  distribution  date,  the weighted  average of the Net Rates of the mortgage loans in such Loan
Group, weighted in proportion to the respective outstanding principal balances of such mortgage loans.

Wells Fargo - Wells Fargo Bank, National Association.

                                                                                                                               ANNEX I

  Distribution Date       Class I-1A        Class I-1A        Class I-2A      Class I-2A       Class I-3A       Class I-3A
                           Notional           Strike           Notional     Strike Rate(%)      Notional      Strike Rate(%)
                           Balance($)        Rate(%)          Balance($)                        Balance($)
    July 25, 2006         870,859,000          7.12          907,847,000         7.39          618,922,000         6.96
   August 25, 2006        848,996,427          7.12          885,132,612         7.39          603,446,751         6.96
  September 25, 2006      827,630,643          7.12          862,932,827         7.39          588,321,955         6.96
   October 25, 2006       806,751,146          7.12          841,236,509         7.39          573,540,028         6.96
  November 25, 2006       786,348,285          7.17          820,032,252         7.39          559,093,205         6.96
  December 25, 2006       766,409,480          7.17          799,308,899         7.39          544,973,903         6.96
   January 25, 2007       746,924,488          7.18          779,055,555         7.39          531,174,694         6.96
  February 25, 2007       727,883,192          7.18          759,261,567         7.39          517,688,361         6.96
    March 25, 2007        709,275,926          7.28          739,916,529         7.39          504,507,779         6.96
    April 25, 2007        691,095,270          7.28          721,010,265         7.39          491,626,023         6.96
     May 25, 2007         673,328,038          7.28          702,532,833         7.39          479,036,321         6.96
    June 25, 2007         655,962,069          7.28          684,474,515         7.39          466,732,057         6.96
    July 25, 2007         638,990,987          7.28          666,825,813         7.39          454,706,766         6.96
   August 25, 2007        622,405,852          7.28          649,577,446         7.40          442,954,126         6.96
  September 25, 2007      606,197,905          7.28          632,720,339         7.40          431,467,960         6.96
   October 25, 2007       590,358,629          7.31          616,245,677         7.40          420,242,231         6.96
  November 25, 2007       574,879,066          7.31          600,144,740         7.40          409,271,038         6.96
  December 25, 2007       559,751,854          7.31          584,408,653         7.40          398,548,615         6.96
   January 25, 2008       544,968,735          7.31          569,029,564         7.40          388,069,325         6.96
  February 25, 2008       530,521,876          7.31          553,999,376         7.40          377,827,659         6.96
    March 25, 2008        516,404,126          7.48          539,310,184         7.56          367,818,233         6.96
    April 25, 2008        502,612,725          7.57          524,954,672         7.56          358,035,786         6.96
     May 25, 2008         489,134,938          7.57          510,924,842         7.58          348,475,174         6.96
    June 25, 2008         475,963,803          7.57          497,213,021         7.58          339,131,371         6.96
    July 25, 2008         463,092,195          7.57          483,812,309         7.58          329,999,464         6.96
   August 25, 2008        450,513,312          7.57          470,715,656         7.58          321,074,652         6.96
  September 25, 2008      438,220,509          7.57          457,916,169         7.64          312,352,241         6.97
   October 25, 2008       426,207,291          7.61          445,407,113         7.64          303,827,647         6.97
  November 25, 2008       414,467,307          7.61          433,181,905         7.64          295,496,386         6.97
  December 25, 2008       402,994,357          7.61          421,234,110         7.64          287,354,097         6.97
   January 25, 2009       391,782,377          7.62          409,557,439         7.64          279,396,477         6.97
  February 25, 2009       380,825,437          7.63          398,145,748         7.64          271,619,342         6.97
    March 25, 2009        370,117,187          7.63          386,993,029         7.67          264,018,602         6.97
    April 25, 2009        359,652,546          7.63          376,093,412         7.67          256,590,306         6.97
     May 25, 2009         349,425,983          7.71          365,441,158         7.67          249,330,483         6.97
    June 25, 2009         339,433,655          7.71          355,030,661         7.67          242,235,332         6.97
    July 25, 2009         329,668,184          7.71          344,856,439         7.67          235,301,135         6.98
   August 25, 2009        329,668,184          7.71          344,856,439         7.67          235,301,135         6.98
  September 25, 2009      325,501,934          7.71          340,515,320         7.67          232,342,419         6.98
   October 25, 2009       318,074,029          7.82          332,775,213         7.67          227,067,036         6.98
  November 25, 2009       310,806,294          7.82          325,210,794         7.67          221,911,322         6.98
  December 25, 2009       303,704,077          7.82          317,818,077         7.67          216,872,565         6.98
   January 25, 2010       296,763,617          7.82          310,593,172         7.67          211,948,116         6.98
  February 25, 2010       289,981,235          7.82          303,532,271         7.67          207,135,382         6.98
    March 25, 2010        283,353,340          7.82          296,631,658         7.67          202,431,832         6.98
    April 25, 2010        276,876,419          7.82          289,887,698         7.67          197,834,994         6.98
     May 25, 2010         270,547,040          7.88          283,296,838         7.67          193,342,447         6.98
    June 25, 2010         264,358,902          7.88          276,855,607         7.67          188,951,827         6.98
    July 25, 2010         258,311,789          7.88          270,560,612         7.67          184,660,824         6.99
   August 25, 2010        252,402,495          7.88          264,408,537         7.67          180,467,189         6.99
  September 25, 2010      246,627,886          8.01          258,396,142         7.67          176,368,707         6.99
   October 25, 2010       240,984,962          8.01          252,520,258         7.67          172,363,105         6.99
  November 25, 2010       235,470,610          8.01          246,777,790         7.67          168,448,392         6.99
  December 25, 2010       230,081,960          8.05          241,165,713         7.67          164,622,510         6.99
   January 25, 2011       224,816,527          8.05          235,681,069         7.67          160,883,443         7.00
  February 25, 2011       219,671,386          8.05          230,320,968         7.67          157,229,225         7.00
    March 25, 2011        214,643,653          8.18          225,082,587         7.67          153,657,932         7.00
    April 25, 2011        209,724,946          8.35          219,963,158         7.71          150,167,683         7.01

---------------------------------------------------------------------------------------------------------------------------------------

  Distribution Date        Class I-M-1     Class I-M-1       Class I-M-2      Class I-M-2      Class I-B-1      Class I-B-1
                            Notional          Strike           Notional      Strike Rate(%)      Notional      Strike Rate(%)
                            Balance($)        Rate(%)         Balance($)                        Balance($)
    July 25, 2006          89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
   August 25, 2006         89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
  September 25, 2006       89,828,000          7.02          55,482,000          6.92          36,988,000          6.10
   October 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  November 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  December 25, 2006        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
   January 25, 2007        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
  February 25, 2007        89,828,000          7.04          55,482,000          6.94          36,988,000          6.12
    March 25, 2007         89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    April 25, 2007         89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
     May 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    June 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
    July 25, 2007          89,828,000          7.08          55,482,000          6.98          36,988,000          6.16
   August 25, 2007         89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
  September 25, 2007       89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
   October 25, 2007        89,828,000          7.09          55,482,000          6.99          36,988,000          6.17
  November 25, 2007        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
  December 25, 2007        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
   January 25, 2008        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
  February 25, 2008        89,828,000          7.10          55,482,000          7.00          36,988,000          6.18
    March 25, 2008         89,828,000          7.22          55,482,000          7.12          36,988,000          6.30
    April 25, 2008         89,828,000          7.22          55,482,000          7.12          36,988,000          6.30
     May 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
    June 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
    July 25, 2008          89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
   August 25, 2008         89,828,000          7.26          55,482,000          7.16          36,988,000          6.34
  September 25, 2008       89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
   October 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  November 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  December 25, 2008        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
   January 25, 2009        89,828,000          7.30          55,482,000          7.20          36,988,000          6.38
  February 25, 2009        89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
    March 25, 2009         89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
    April 25, 2009         89,828,000          7.32          55,482,000          7.22          36,988,000          6.40
     May 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
    June 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
    July 25, 2009          89,828,000          7.35          55,482,000          7.25          36,988,000          6.43
   August 25, 2009         86,152,467          7.35          47,373,534          7.25          31,582,356          6.43
  September 25, 2009       74,954,668          7.35          46,295,530          7.25          30,863,687          6.43
   October 25, 2009        73,248,972          7.39          45,242,012          7.29          30,161,342          6.47
  November 25, 2009        71,581,284          7.39          44,211,969          7.29          29,474,646          6.47
  December 25, 2009        69,951,490          7.39          43,205,332          7.29          28,803,555          6.47
   January 25, 2010        68,358,731          7.39          42,221,569          7.29          28,147,713          6.47
  February 25, 2010        66,802,165          7.39          41,260,161          7.29          27,506,774          6.47
    March 25, 2010         65,280,973          7.39          40,320,601          7.29          26,880,401          6.47
    April 25, 2010         63,794,351          7.39          39,402,393          7.29          26,268,262          6.47
     May 25, 2010          62,341,515          7.41          38,505,053          7.31          25,670,035          6.49
    June 25, 2010          60,921,451          7.41          37,627,955          7.31          25,085,303          6.49
    July 25, 2010          59,533,667          7.41          36,770,794          7.31          24,513,863          6.49
   August 25, 2010         58,177,430          7.41          35,933,119          7.31          23,955,413          6.49
  September 25, 2010       56,852,024          7.46          35,114,486          7.36          23,409,657          6.54
   October 25, 2010        55,556,745          7.46          34,314,460          7.36          22,876,307          6.54
  November 25, 2010        54,290,907          7.46          33,532,619          7.36          22,355,080          6.54
  December 25, 2010        53,053,849          7.46          32,768,554          7.36          21,845,702          6.54
   January 25, 2011        51,844,947          7.48          32,021,879          7.38          21,347,919          6.56
  February 25, 2011        50,663,552          7.48          31,292,194          7.38          20,861,462          6.56
    March 25, 2011         49,509,027          7.53          30,579,105          7.43          20,386,070          6.61
    April 25, 2011         48,380,286          7.61          29,881,941          7.51          19,921,294          6.69

  Distribution Date        Class I-B-2     Class I-B-2       Class I-B-3      Class I-B-3
                            Notional          Strike           Notional      Strike Rate(%)
                            Balance($)        Rate(%)         Balance($)
    July 25, 2006          13,210,000          5.20          15,852,000          5.20
   August 25, 2006         13,210,000          5.20          15,852,000          5.20
  September 25, 2006       13,210,000          5.20          15,852,000          5.20
   October 25, 2006        13,210,000          5.22          15,852,000          5.22
  November 25, 2006        13,210,000          5.22          15,852,000          5.22
  December 25, 2006        13,210,000          5.22          15,852,000          5.22
   January 25, 2007        13,210,000          5.22          15,852,000          5.22
  February 25, 2007        13,210,000          5.22          15,852,000          5.22
    March 25, 2007         13,210,000          5.26          15,852,000          5.26
    April 25, 2007         13,210,000          5.26          15,852,000          5.26
     May 25, 2007          13,210,000          5.26          15,852,000          5.26
    June 25, 2007          13,210,000          5.26          15,852,000          5.26
    July 25, 2007          13,210,000          5.26          15,852,000          5.26
   August 25, 2007         13,210,000          5.27          15,852,000          5.27
  September 25, 2007       13,210,000          5.27          15,852,000          5.27
   October 25, 2007        13,210,000          5.27          15,852,000          5.27
  November 25, 2007        13,210,000          5.28          15,852,000          5.28
  December 25, 2007        13,210,000          5.28          15,852,000          5.28
   January 25, 2008        13,210,000          5.28          15,852,000          5.28
  February 25, 2008        13,210,000          5.28          15,852,000          5.28
    March 25, 2008         13,210,000          5.40          15,852,000          5.40
    April 25, 2008         13,210,000          5.40          15,852,000          5.40
     May 25, 2008          13,210,000          5.44          15,852,000          5.44
    June 25, 2008          13,210,000          5.44          15,852,000          5.44
    July 25, 2008          13,210,000          5.44          15,852,000          5.44
   August 25, 2008         13,210,000          5.44          15,852,000          5.44
  September 25, 2008       13,210,000          5.48          15,852,000          5.48
   October 25, 2008        13,210,000          5.48          15,852,000          5.48
  November 25, 2008        13,210,000          5.48          15,852,000          5.48
  December 25, 2008        13,210,000          5.48          15,852,000          5.48
   January 25, 2009        13,210,000          5.48          15,852,000          5.48
  February 25, 2009        13,210,000          5.50          15,852,000          5.50
    March 25, 2009         13,210,000          5.50          15,852,000          5.50
    April 25, 2009         13,210,000          5.50          15,852,000          5.50
     May 25, 2009          13,210,000          5.53          15,852,000          5.53
    June 25, 2009          13,210,000          5.53          15,852,000          5.53
    July 25, 2009          13,210,000          5.53          15,852,000          5.53
   August 25, 2009         11,279,413          5.53          13,535,295          5.53
  September 25, 2009       11,022,745          5.53          13,227,294          5.53
   October 25, 2009        10,771,908          5.57          12,926,289          5.57
  November 25, 2009        10,526,659          5.57          12,631,991          5.57
  December 25, 2009        10,286,984          5.57          12,344,381          5.57
   January 25, 2010        10,052,754          5.57          12,063,305          5.57
  February 25, 2010        9,823,848           5.57          11,788,617          5.57
    March 25, 2010         9,600,143           5.57          11,520,172          5.57
    April 25, 2010         9,381,522           5.57          11,257,827          5.57
     May 25, 2010          9,167,870           5.59          11,001,444          5.59
    June 25, 2010          8,959,037           5.59          10,750,844          5.59
    July 25, 2010          8,754,951           5.59          10,505,941          5.59
   August 25, 2010         8,555,504           5.59          10,266,605          5.59
  September 25, 2010       8,360,592           5.64          10,032,710          5.64
   October 25, 2010        8,170,110           5.64           9,804,131          5.64
  November 25, 2010        7,983,957           5.64           9,580,748          5.64
  December 25, 2010        7,802,037           5.64           9,362,444          5.64
   January 25, 2011        7,624,257           5.66           9,149,108          5.66
  February 25, 2011        7,450,522           5.66           8,940,627          5.66
    March 25, 2011         7,280,739           5.71           8,736,887          5.71
    April 25, 2011         7,114,748           5.79           8,537,698          5.79

                                                                                                                               ANNEX II
                                     GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances,  the certificates,  which are referred to as the global securities, will be available only in  book-entry  form.  Investors  in the global  securities  may hold  interests in these  global  securities  through any of DTC,
Clearstream or Euroclear.  Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding  interests in global securities  through  Clearstream and Euroclear will be conducted in accordance  with their normal rules and  operating  procedures  and in accordance  with  conventional  eurobond  practice.
Secondary  market trading between  investors  holding  interests in global  securities  through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading between investors holding interests in global securities through Clearstream or Euroclear and investors  holding  interests  in global  securities  through DTC  participants  will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear, in such capacity and other DTC participants.

         Although  DTC,  Euroclear  and  Clearstream  are  expected to follow the  procedures  described  below in order to  facilitate transfers of interests in the global securities among participants of DTC,  Euroclear and Clearstream,  they are under no obligation to perform or continue to perform those  procedures  and those  procedures may be  discontinued  at any time.  None of the Depositor,  the
Servicer nor the Trustee will have any  responsibility  for the  performance  by DTC,  Euroclear and  Clearstream  or their  respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

         Non-U.S.  holders  of global  securities  will be  subject  to U.S.  withholding  taxes  unless  those  holders  meet  certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         The global  securities  will be  registered  in the name of Cede & Co. as nominee of DTC.  Investors'  interests in the global securities  will be represented  through  financial  institutions  acting on their behalf as direct and indirect  participants  in DTC.
Clearstream and Euroclear will hold positions on behalf of their  participants  through their  respective  depositories,  which in turn will hold such positions in accounts as DTC participants.

         Investors  electing to hold  interests in global  securities  through DTC  participants,  rather than through  Clearstream  or
Euroclear  accounts,  will be  subject  to the  settlement  practices  applicable  to similar  issues of  mortgage-backed  certificate.
Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing  to hold  interests  in global  securities  through  Clearstream  or  Euroclear  accounts  will follow the settlement  procedures  applicable to conventional  eurobonds,  except that there will be no temporary global security and no “lock-up”
or restricted  period.  Interests in global  securities  will be credited to the securities  custody  accounts on the  settlement  date against payment in same-day funds.

Secondary Market Trading

         Since the  purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Transfers  between  DTC  Participants.  Secondary  market  trading  between  DTC  participants  will be settled  using the DTC procedures applicable to similar issues of certificate in same-day funds.

         Transfers between  Clearstream and/or Euroclear  Participants.  Secondary market trading between  Clearstream  participants or
Euroclear  participants  and/or  investors  holding  interests in global  securities  through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Transfers  between  DTC Seller  and  Clearstream  or  Euroclear  Purchaser.  When  interests  in global  securities  are to be transferred  on behalf of a seller from the account of a DTC  participant  to the account of a Clearstream  participant  or a Euroclear participant  for a purchaser,  the purchaser will send  instructions to Clearstream or Euroclear  through a Clearstream  participant or
Euroclear  participant  at least one  business  day prior to  settlement.  Clearstream  or the  Euroclear  operator  will  instruct its respective  depository to receive an interest in the global  securities  against payment.  Payment will include interest accrued on the global  securities  from and including the last payment date to but excluding  the  settlement  date.  Payment will then be made by the respective  depository  to the DTC  participant's  account  against  delivery  of an  interest  in the  global  securities.  After this settlement  has been  completed,  the  interest  will be credited to the  respective  clearing  system and by the clearing  system,  in accordance  with its usual  procedures,  to the  Clearstream  participant's  or  Euroclear  participant's  account.  The credit of this interest  will appear on the next  business day and the cash debit will be  back-valued  to and the  interest on the global  securities will accrue  from,  the value date,  which would be the  preceding  day when  settlement  occurred in New York.  If  settlement  is not completed  through DTC on the intended  value date,  i.e.,  the trade fails,  the  Clearstream  or Euroclear  cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants and Euroclear  participants will need to make available to the respective  clearing system the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to pre-position  funds for settlement from cash on hand, in which case the  Clearstream  participants  or Euroclear  participants  will take on credit  exposure to  Clearstream or the
Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an alternative,  if Clearstream or the Euroclear operator has extended a line of credit to them,  Clearstream  participants or  Euroclear  participants  can elect not to  pre-position  funds and allow that credit line to be drawn upon.  Under this  procedure,
Clearstream  participants  or Euroclear  participants  receiving  interests in global  securities for purchasers  would incur overdraft charges for one day,  to the extent  they  cleared  the  overdraft  when  interests  in the global  securities  were  credited to their accounts.  However,  interest on the global  securities  would  accrue from the value date.  Therefore,  the  investment  income on the interest in the global  securities  earned  during that  one-day  period  would tend to offset the amount of these  overdraft  charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since the  settlement  through  DTC will take place  during New York  business  hours,  DTC  participants  are  subject to DTC procedures for  transferring  interests in global  securities to the respective  depository of Clearstream or Euroclear for the benefit of  Clearstream  participants  or Euroclear  participants.  The sale  proceeds  will be  available to the DTC seller on the  settlement date. Thus, to the Sponsor settling the sale through a DTC  participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally,  intra-day  traders that use  Clearstream  participants  or Euroclear  participants  to purchase  interests in global securities from DTC participants or sellers settling  through them for delivery to Clearstream  participants or Euroclear  participants should note that these trades will  automatically  fail on the sale side unless  affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

                  o   borrowing  interests in global securities  through  Clearstream or Euroclear for one day, until the purchase side of the intra-day  trade is reflected in the relevant  Clearstream or Euroclear  accounts,  in accordance with the clearing system's customary procedures;

                  o   borrowing  interests  in global  securities  in the United  States from a DTC  participant  no later than one day prior to  settlement,  which would give  sufficient  time for such  interests  to be  reflected  in the  relevant
                      Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

                  o   staggering  the value dates for the buy and sell sides of the trade so that the value date for the purchase  from the DTC  participant is at least one day prior to the value date for the sale to the  Clearstream  participant or
                      Euroclear participant.

         Transfers  between  Clearstream  or  Euroclear  Seller  and DTC  Purchaser.  Due to time  zone  differences  in  their  favor,
Clearstream  participants  and Euroclear  participants  may employ their  customary  procedures for  transactions in which interests in global securities are to be transferred by the respective  clearing system,  through the respective  depository,  to a DTC participant.
The  Sponsor  will send  instructions  to  Clearstream  or the  Euroclear  operator  through a  Clearstream  participant  or  Euroclear participant  at least one business day prior to  settlement.  Clearstream  or Euroclear  will instruct its  respective  depository,  to credit an interest in the global  securities to the DTC  participant's  account against payment.  Payment will include interest accrued on the global  securities  from and  including the last payment date to but excluding  the  settlement  date.  The payment will then be reflected in the account of the Clearstream  participant or Euroclear  participant  the following  business day and receipt of the cash proceeds in the Clearstream  participant's  or Euroclear  participant's  account would be back-valued to the value date, which would be the  preceding  day, when  settlement  occurred  through DTC in New York.  If  settlement is not completed on the intended  value date,
i.e., the trade fails, receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an individual or  corporation  holding the global  security on its own behalf of global  securities holding  securities  through  Clearstream or Euroclear or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S.  withholding tax that typically  applies to payments of interest,  including  original issue discount,  on registered debt issued by U.S. persons, unless:

                  o   each clearing system,  bank or other  institution that holds customers'  securities in the ordinary course of its trade or business  in the chain of  intermediaries  between  the  beneficial  owner or a foreign  corporation  or foreign trust and the U.S. entity required to withhold tax complies with applicable  certification  requirements;
                      and

                  o   the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

                  o   Exemption for Non-U.S.  Persons-Form  W-8BEN.  Beneficial holders of global securities that are Non-U.S.  persons generally  can  obtain a  complete  exemption  from  the  withholding  tax by  filing a  signed  Form  W-8BEN  or
                      Certificate of Foreign Status of Beneficial  Owner for United States Tax Withholding.  Non-U.S.  persons residing in a country  that has a tax  treaty  with the  United  States  can  obtain an  exemption  or  reduced  tax rate, depending on the treaty terms,  by filing Form W-8BEN.  If the information  shown on Form W-8BEN  changes,  a new
                      Form W-8BEN must be filed within 30 days of the change.

                  o   Exemption for Non-U.S.  persons with effectively  connected  income-Form W-8ECI. A Non-U.S.  person,  including a
                      non-U.S.  corporation or bank with a U.S.  branch,  for which the interest  income is effectively  connected with its conduct of a trade or business in the United  States,  can obtain an exemption  from the  withholding  tax by filing  Form  W-8ECI  or  Certificate  of  Foreign  Person's  Claim  for  Exemption  from  Withholding  on Income
                      Effectively Connected with the Conduct of a Trade or Business in the United States.

                  o   Exemption for U.S.  Persons-Form  W-9. U.S.  persons can obtain a complete  exemption from the withholding tax by filing Form W-9 or Payer's Request for Taxpayer Identification Number and Certification.

         U.S.  Federal  Income Tax  Reporting  Procedure.  The  holder of a global  security  or, in the case of a Form  W-8BEN or Form
W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person  through whom it holds the  security-the  clearing agency,  in the case of persons  holding  directly on the books of the  clearing  agency.  Form W-8BEN and Form  W-8ECI  generally  are effective until the third  succeeding  calendar year from the date the form is signed.  However,  the W-8BEN and W-8ECI with a taxpayer identification  number will remain  effective until a change in  circumstances  makes any  information on the form incorrect,  provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S.  The term “U.S. person” means:

                  o   a citizen or resident of the United States;

                  o   a corporation,  partnership  or other entity treated as a corporation or a partnership  for United States federal income tax  purposes  organized in or under the laws of the United  States or any state  thereof,  including  for this  purpose the  District of  Columbia,  unless,  in the case of a  partnership,  future  Treasury  regulations provide otherwise;

                  o   an estate that is subject to U.S. federal income tax regardless of the source of its income; or

                  o   a trust if a court within the United States is able to exercise  primary  supervision  of the  administration  of the trust and one or more United States  persons have the authority to control all  substantial  decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes,  a new Form W-8BEN or Form W-8ECI, as applicable,  must be filed within
30 days of the change.  Certain  trusts not  described  in the final bullet of the  preceding  sentence in existence on August 20, 1996 that elect to be treated as a United  States  Person will also be a U.S.  person.  The term  “Non-U.S.  person” means any person who is not a U.S.  person.  This  summary  does not deal with all  aspects of U.S.  federal  income tax  withholding  that may be  relevant to foreign holders of the global  securities.  Investors are advised to consult their own tax advisors for specific tax advice  concerning their holding and disposing of the global securities.

                                                                                                                 SCHEDULE A

                                              CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
       The  description  herein of the Mortgage  Loans is based upon the estimates of the  composition  thereof as of the Cut-off Date, as adjusted to reflect the Stated Principal  Balances as of the Cut-off Date. Prior to the issuance of the  Certificates,  Mortgage Loans may be removed as a result of (i) Principal  Prepayments  thereof in full prior to April 1, 2006, (ii) requirements of Moody's or S&P,
    (iii)  delinquencies  or  otherwise.  In any such event,  other  mortgage  loans may be included in the Trust.  SAMI believes that the estimated  information  set forth  herein with  respect to the  Mortgage  Loans as  presently  constituted  is  representative  of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

       Notwithstanding the foregoing, on or prior to the Closing Date, scheduled or unscheduled principal payments made with respect to the Mortgage Loans may decrease the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set fort in this
    Prospectus Supplement by as much as ten percent (10%).  Accordingly, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease by as much as ten percent (10%) from amounts shown on the front cover hereof.

                                   Principal Balances of the Mortgage Loans at Origination in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                 1,148                  $ 87,258,555               3.30%
                   100,001   -    200,000                                 3,494                   518,942,704              19.64
                   200,001   -    300,000                                 2,229                   546,991,695              20.70
                   300,001   -    350,000                                   651                   208,828,547               7.90
                   350,001   -    400,000                                   506                   188,135,800               7.12
                   400,001   -    450,000                                   359                   150,636,885               5.70
                   450,001   -    500,000                                   312                   146,471,628               5.54
                   500,001   -    550,000                                   191                    99,743,561               3.78
                   550,001   -    600,000                                   154                    87,259,897               3.30
                   600,001   -    650,000                                   166                   103,627,912               3.92
                   650,001   -    700,000                                    51                    34,498,408               1.31
                   700,001   -    800,000                                    85                    62,918,099               2.38
                   800,001   -    900,000                                    65                    55,186,401               2.09
                   900,001   -    1,000,000                                 124                   118,279,629               4.48
                 1,000,001   -    1,100,000                                  25                    26,442,080               1.00
                 1,100,001   -    1,200,000                                  31                    35,814,472               1.36
                 1,200,001   -    1,300,000                                  19                    23,763,900               0.90
                 1,300,001   -    1,400,000                                  24                    32,546,109               1.23
                 1,400,001   -    1,500,000                                  30                    43,842,140               1.66
                 1,500,001   or   greater                                    37                    70,826,172               2.68
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591             100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $15,000
         Maximum Original Principal Balance:                                       $4,600,000
         Average Original Principal Balance:                                       $273,965

                          Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                 1,162                  $ 88,106,285          3.33%
                   100,001   -    200,000                                 3,498          520,211,459                  19.69
                   200,001   -    300,000                                 2,238          549,956,811                  20.82
                   300,001   -    350,000                                   652          211,078,465                   7.99
                   350,001   -    400,000                                   513          191,969,605                   7.27
                   400,001   -    450,000                                   354          149,992,782                   5.68
                   450,001   -    500,000                                   300          142,502,125                   5.39
                   500,001   -    550,000                                   191          100,310,864                   3.80
                   550,001   -    600,000                                   143           82,422,897                   3.12
                   600,001   -    650,000                                   165          103,761,862                   3.93
                   650,001   -    700,000                                    51           34,644,571                   1.31
                   700,001   -    800,000                                    84           62,797,340                   2.38
                   800,001   -    900,000                                    65           55,721,902                   2.11
                   900,001   -    1,000,000                                 119          115,302,750                   4.36
                 1,000,001   -    1,100,000                                  25           26,442,080                   1.00
                 1,100,001   -    1,200,000                                  31           35,814,472                   1.36
                 1,200,001   -    1,300,000                                  19           23,763,900                   0.90
                 1,300,001   -    1,400,000                                  24           32,546,109                   1.23
                 1,400,001   -    1,500,000                                  30           43,842,140                   1.66
                 1,500,001   or   greater                                    37           70,826,172                   2.68
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $4,605
         Maximum Scheduled Principal Balance:                                      $4,600,000
         Average Scheduled Principal Balance:                                      $272,345

                                 Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     3.250   -    3.499                                       1                    $   62,102           -        %
                     4.250   -    4.499                                       1              326,521                   0.01
                     4.500   -    4.749                                       2              331,643                   0.01
                     4.750   -    4.999                                       3            1,093,769                   0.04
                     5.000   -    5.249                                       7            2,001,268                   0.08
                     5.250   -    5.499                                      39           13,625,426                   0.52
                     5.500   -    5.749                                      69           19,474,951                   0.74
                     5.750   -    5.999                                      48           15,721,875                   0.60
                     6.000   -    6.249                                      86           29,210,510                   1.11
                     6.250   -    6.499                                     130           37,910,779                   1.43
                     6.500   -    6.749                                     112           36,713,901                   1.39
                     6.750   -    6.999                                     140           41,404,934                   1.57
                     7.000   -    7.249                                      93           26,649,620                   1.01
                     7.250   -    7.499                                   1,182          349,057,654                  13.21
                     7.500   -    7.749                                   2,084          576,490,272                  21.82
                     7.750   -    7.999                                   2,298          634,088,530                  24.00
                     8.000   -    8.249                                   1,170          302,052,003                  11.43
                     8.250   -    8.499                                   1,632          402,540,676                  15.24
                     8.500   -    8.749                                     532          139,176,893                   5.27
                     8.750   -    8.999                                      45            9,829,509                   0.37
                     9.000   -    9.249                                      16            2,618,227                   0.10
                     9.250   -    9.499                                       3              519,220                   0.02
                     9.500   -    9.749                                       4              429,663                   0.02
                     9.750   -    9.999                                       3              636,851                   0.02
                    10.000   -    10.249                                      1               47,796                    -
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    3.324%
         Maximum Mortgage Rate:                                                    10.212%
         Weighted Average Mortgage Rate:                                           7.718%

                                               Original Loan-to-Value Ratios* in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                      17                  $  3,412,204          0.13%
                     30.01   -    40.00                                      30            7,682,371                   0.29
                     40.01   -    50.00                                      40           16,038,944                   0.61
                     50.01   -    55.00                                      37           20,107,498                   0.76
                     55.01   -    60.00                                      46           27,129,878                   1.03
                     60.01   -    65.00                                     273          110,948,048                   4.20
                     65.01   -    70.00                                     830          232,573,377                   8.80
                     70.01   -    75.00                                   1,336          412,375,860                  15.61
                     75.01   -    80.00                                   6,840        1,763,713,153                  66.76
                     80.01   -    85.00                                      30            7,029,791                   0.27
                     85.01   -    90.00                                     141           25,434,201                   0.96
                     90.01   -    95.00                                      67           12,760,390                   0.48
                     95.01   -    100.00                                     14            2,808,877                   0.11
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  76.86%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                     Geographic Distribution* of the Mortgage Properties in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                             56                  $  8,403,006          0.32%
         Alaska                                                               5                     1,177,924          0.04
         Arizona                                                            869                   222,724,282          8.43
         Arkansas                                                            19                     1,993,836          0.08
         California                                                       1,343                   619,532,919         23.45
         Colorado                                                           388                    88,839,744          3.36
         Connecticut                                                         57                    18,897,613          0.72
         Delaware                                                            14                     3,048,315          0.12
         District of Columbia                                                38                    11,091,904          0.42
         Florida                                                          1,434                   372,988,133         14.12
         Georgia                                                            725                   125,641,995          4.76
         Hawaii                                                              22                    10,502,214          0.40
         Idaho                                                               38                     6,453,323          0.24
         Illinois                                                           380                    81,382,937          3.08
         Indiana                                                             55                     5,983,146          0.23
         Iowa                                                                13                     1,634,147          0.06
         Kansas                                                              12                     2,403,081          0.09
         Kentucky                                                            40                     5,406,518          0.20
         Louisiana                                                           17                     3,162,905          0.12
         Maine                                                               10                     2,927,660          0.11
         Maryland                                                           453                   141,838,388          5.37
         Massachusetts                                                      139                    42,661,955          1.61
         Michigan                                                           151                    28,173,501          1.07
         Minnesota                                                          220                    55,085,209          2.08
         Mississippi                                                          8                     1,206,101          0.05
         Missouri                                                           114                    15,657,202          0.59
         Montana                                                              6                     3,171,528          0.12
         Nebraska                                                             1                       204,000          0.01
         Nevada                                                             461                   129,989,804          4.92
         New Hampshire                                                       15                     3,499,197          0.13
         New Jersey                                                         257                    81,357,585          3.08
         New Mexico                                                          40                     7,731,488          0.29
         New York                                                           114                    44,707,739          1.69
         North Carolina                                                     133                    27,360,512          1.04
         North Dakota                                                         3                       151,500          0.01
         Ohio                                                               151                    21,695,893          0.82
         Oklahoma                                                            14                     1,897,425          0.07
         Oregon                                                              72                    16,546,421          0.63
         Pennsylvania                                                       102                    22,562,852          0.85
         Rhode Island                                                        21                     5,146,924          0.19
         South Carolina                                                     120                    30,949,219          1.17
         South Dakota                                                         1                       403,650          0.02
         Tennessee                                                           62                    10,735,210          0.41
         Texas                                                              559                    85,194,302          3.22
         Utah                                                               129                    29,332,847          1.11
         Vermont                                                              3                       644,012          0.02
         Virginia                                                           588                   189,256,430          7.16
         Washington                                                         155                    40,019,836          1.51
         West Virginia                                                        1                        50,400           -
         Wisconsin                                                           67                     9,262,891          0.35
         Wyoming                                                              6                     1,324,965          0.05
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         *No more than approximately 0.43% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                              Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                             118     $     27,068,313                   1.02%
                         1   -    499                                         2               69,285                    -
                       500   -    549                                        11            1,911,851                   0.07
                       550   -    574                                         6              809,052                   0.03
                       575   -    599                                         8            1,726,640                   0.07
                       600   -    619                                        12            3,528,937                   0.13
                       620   -    639                                       878          243,911,527                   9.23
                       640   -    659                                       903          259,460,637                   9.82
                       660   -    679                                     1,343          375,440,444                  14.21
                       680   -    699                                     1,651          460,690,481                  17.44
                       700   -    719                                     1,448          392,586,733                  14.86
                       720   -    739                                     1,175          308,315,301                  11.67
                       740   -    759                                       924          235,711,394                   8.92
                       760   -    779                                       691          187,426,048                   7.09
                       780   -    799                                       416          111,138,971                   4.21
                       800   -    819                                       113           30,810,977                   1.17
                       820   -    839                                         2            1,408,000                   0.05
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   701

                                          Property Types of the Mortgage Properties in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         738                 $ 196,392,254          7.43%
         CO-OP                                                                1                       629,500          0.02
         Condominium                                                      1,187                   277,927,096         10.52
         PUD                                                              2,366                   684,551,133         25.91
         Single Family                                                    5,182                 1,435,801,674         54.34
         Townhouse                                                          227           46,712,934                   1.77
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                           Occupancy Status of Mortgage Properties in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                         3,998                 $ 759,481,486         28.75%
         Owner Occupied                                                   4,994                 1,680,281,357         63.60
         Second Home                                                        709                   202,251,748          7.66
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                             Loan Purpose of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                               1,201                 $ 421,509,805         15.95%
         Purchase                                                         8,153        2,102,995,258                  79.60
         Rate/Term Refinance                                                347          117,509,528                   4.45
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                          Documentation Type of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                 1,128                 $ 240,319,163          9.10%
         No Documentation                                                 1,214                   312,527,101         11.83
         Reduced                                                          2,024                   614,399,424         23.25
         Stated                                                           5,335                 1,474,768,903         55.82
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                   Original Terms to Stated Maturity of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term (Months)                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       169                                                    1     $        367,358                   0.01%
                       180                                                    6            1,632,146                   0.06
                       240                                                    2               49,252                    -
                       264                                                    1               55,295                    -
                       300                                                    2              846,842                   0.03
                       306                                                    1               24,023                    -
                       330                                                    1              374,252                   0.01
                       338                                                    1              442,582                   0.02
                       348                                                    2              218,379                   0.01
                       349                                                    8            2,081,100                   0.08
                       357                                                    1               25,242                    -
                       359                                                    1              102,002                    -
                       360                                                9,674        2,635,796,118                  99.76
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          169
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                  Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    59                                          1     $         24,023                    -        %
                        60   -    119                                         9              775,459                   0.03
                       120   -    179                                        18            2,350,204                   0.09
                       180   -    239                                        11            2,574,322                   0.10
                       240   -    299                                        18            5,222,121                   0.20
                       300   -    359                                     8,482        2,320,590,214                  87.83
                       360   -    360                                     1,162          310,478,248                  11.75
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         55
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         356

                                                 Index of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                           134     $     40,870,815                   1.55%
         1 YR Libor                                                       1,390          425,565,463                  16.11
         6 Mo Libor                                                       8,177        2,175,578,312                  82.35
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                       Rate Adjustment Frequency of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         6                                                8,177     $  2,175,578,312                  82.35%
                        12                                                1,520          465,959,053                  17.64
                        36                                                    4              477,226                   0.02
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                    Months to Next Rate Adjustment* of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    3                                          60     $     17,672,115                   0.67%
                         4   -    6                                          44           12,838,818                   0.49
                         7   -    9                                          37           10,086,211                   0.38
                        10   -    12                                         34            8,943,576                   0.34
                        13   -    15                                         72           18,389,414                   0.70
                        16   -    18                                        105           28,535,413                   1.08
                        19   -    21                                         54           13,542,709                   0.51
                        22   -    24                                        155           50,145,696                   1.90
                        28   -    30                                          3              375,924                   0.01
                        31   -    33                                         22            7,707,626                   0.29
                        34   -    36                                         35           10,558,401                   0.40
                        37   -    39                                         39           12,161,082                   0.46
                        40   -    42                                         20            8,289,339                   0.31
                        46   -    48                                          4            1,142,442                   0.04
                        49   -    51                                          7              532,124                   0.02
                        52   -    54                                         58           14,886,303                   0.56
                        55   -    57                                      1,256          344,478,581                  13.04
                        58   -    60                                      7,529        2,025,073,760                  76.65
                        61   -    63                                         34            9,324,044                   0.35
                        67   -    69                                          4            1,803,662                   0.07
                        70   -    72                                          1              566,146                   0.02
                        73   -    75                                          1              135,920                   0.01
                        76   -    78                                         11            4,533,176                   0.17
                        79   -    81                                         13            4,427,644                   0.17
                        82   -    84                                         54           18,134,734                   0.69
                       106   -    108                                         3              724,200                   0.03
                       109   -    111                                         2            1,031,551                   0.04
                       112   -    114                                         2              867,389                   0.03
                       115   -    117                                         9            2,594,744                   0.10
                       118   -    120                                        33           12,511,847                   0.47
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         56

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group I
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    9.750                                       3           $  985,926                   0.04%
                     9.751   -    10.000                                      8            2,738,731                   0.10
                    10.001   -    10.250                                     17            5,382,136                   0.20
                    10.251   -    10.500                                     46           16,536,340                   0.63
                    10.501   -    10.750                                     54           18,522,521                   0.70
                    10.751   -    11.000                                     30           10,678,685                   0.40
                    11.001   -    11.250                                     72           24,806,668                   0.94
                    11.251   -    11.500                                     87           26,657,292                   1.01
                    11.501   -    11.750                                     92           29,638,505                   1.12
                    11.751   -    12.000                                    144           43,922,588                   1.66
                    12.001   -    12.250                                    233           80,078,326                   3.03
                    12.251   -    12.500                                  1,991          563,897,437                  21.34
                    12.501   -    12.750                                  1,762          482,912,261                  18.28
                    12.751   -    13.000                                  1,797          466,834,562                  17.67
                    13.001   -    13.250                                  1,001          250,707,577                   9.49
                    13.251   -    13.500                                  1,757          445,954,464                  16.88
                    13.501   -    13.750                                    264           77,887,094                   2.95
                    13.751   -    14.000                                    144           39,042,034                   1.48
                    14.001   -    14.250                                     71           21,331,431                   0.81
                    14.251   -    14.500                                     76           23,728,302                   0.90
                    14.501   -    14.750                                     23            4,484,374                   0.17
                    14.751   -    15.000                                     11            2,743,498                   0.10
                    15.001   -    15.250                                      4              734,895                   0.03
                    15.251   -    15.500                                      3              269,061                   0.01
                    15.501   -    15.750                                      2              131,931                    -
                    15.751   -    16.000                                      4              910,116                   0.03
                    16.001   +                                                5              497,835                   0.02
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.825%

                                           Periodic Rate Cap of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         0.000                                                               49                  $  8,226,665          0.31%
         1.000                                                            7,354                 1,938,351,366         73.37
         1.500                                                                1                       199,043          0.01
         2.000                                                            2,290                   691,945,106         26.19
         2.250                                                                1                       937,500          0.04
         5.000                                                                1                       376,000          0.01
         6.000                                                                5                     1,978,912          0.07
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Non-Zero Weighted Average Periodic Rate Cap:                              1.268%

                                           Initial Rate Cap of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         0.000                                                               49                  $  8,226,665          0.31%
         1.000                                                               16                     5,004,562          0.19
         1.500                                                                1                       199,043          0.01
         2.000                                                              113                    32,246,848          1.22
         2.200                                                                1                       320,000          0.01
         3.000                                                              257                    79,802,659          3.02
         4.625                                                                1                       254,904          0.01
         5.000                                                            8,523                 2,298,877,372         87.01
         5.600                                                                1                       464,000          0.02
         6.000                                                              739                   216,618,538          8.20
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Non-Zero Weighted Average Initial Rate Cap:                               4.977%

                                             Gross Margin of the Mortgage Loans in Total Group I

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    1.500                                       8                    $  509,805          0.02%
                     1.501   -    2.000                                      55                    20,638,562          0.78
                     2.001   -    2.500                                   8,272                 2,275,518,775         86.13
                     2.501   -    3.000                                     646                   164,704,635          6.23
                     3.001   -    3.500                                     226                    57,527,467          2.18
                     3.501   -    4.000                                     162                    43,111,143          1.63
                     4.001   -    4.500                                     147                    35,126,907          1.33
                     4.501   -    5.000                                      17                     5,667,265          0.21
                     5.001   -    5.500                                     152                    34,516,756          1.31
                     5.501   -    6.000                                       3                       923,160          0.03
                     6.001   -    6.500                                       3                     1,165,360          0.04
                     6.501   -    7.000                                       3                       787,418          0.03
                     7.001   -    7.500                                       5                     1,284,891          0.05
                     7.501   -    8.000                                       1                       119,285           -
                     8.501   or   greater                                     1                       413,163          0.02
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.449%

                                  Interest Only Feature of the Mortgage Loans in Total Group I
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             1,822                 $ 384,249,111         14.54%
         2 Years                                                              7                     2,545,325          0.10
         5 Years                                                          1,616                   467,666,183         17.70
         7 Years                                                             77                    26,129,189          0.99
         10 Years                                                         6,179                 1,761,424,783         66.67
                                                                -----------------------------------------------------------------
                           Total                                          9,701              $  2,642,014,591        100.00%
                                                                =================================================================

                            Original Prepayment Penalty Term of the Mortgage Loans in Total Group I
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term (Months)              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             5,192                $1,460,981,677         55.30%
         24 Months                                                          146                    36,206,055          1.37
         36 Months                                                        3,297                   812,880,839         30.77
         60 Months                                                           56                    16,414,277          0.62
         3 Months                                                             1                       151,920          0.01
         4 Months                                                             9                     3,119,162          0.12
         5 Months                                                            28                     7,883,641          0.30
         6 Months                                                           461                   154,846,398          5.86
         7 Months                                                            47                    25,561,127          0.97
         8 Months                                                             2                     1,309,231          0.05
         9 Months                                                             1                       128,803           -
         12 Months                                                          461                   122,531,460          4.64
                                                                -----------------------------------------------------------------
                           Total                                          9,701                $2,642,014,591        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   123         $  8,211,787                   0.86%
                   100,001   -    200,000                                   336           49,304,154                   5.14
                   200,001   -    300,000                                   189           45,920,155                   4.79
                   300,001   -    350,000                                   107           32,671,471                   3.40
                   350,001   -    400,000                                    77           27,815,741                   2.90
                   400,001   -    450,000                                   150           63,543,931                   6.62
                   450,001   -    500,000                                   210           97,874,009                  10.20
                   500,001   -    550,000                                   149           77,724,346                   8.10
                   550,001   -    600,000                                   116           65,291,690                   6.80
                   600,001   -    650,000                                   128           79,653,710                   8.30
                   650,001   -    700,000                                    43           29,019,505                   3.02
                   700,001   -    800,000                                    64           47,375,549                   4.94
                   800,001   -    900,000                                    54           45,858,667                   4.78
                   900,001   -    1,000,000                                 106          100,734,579                  10.50
                 1,000,001   -    1,100,000                                  24           25,376,080                   2.64
                 1,100,001   -    1,200,000                                  23           26,682,343                   2.78
                 1,200,001   -    1,300,000                                  16           20,029,900                   2.09
                 1,300,001   -    1,400,000                                  20           27,171,309                   2.83
                 1,400,001   -    1,500,000                                  24           35,083,390                   3.66
                 1,500,001   or   greater                                    28           54,282,597                   5.66
                                                                -----------------------------------------------------------------
                           Total                                          1,987        $ 959,624,911                 100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $15,000
         Maximum Original Principal Balance:                                       $4,600,000
         Average Original Principal Balance:                                       $490,353

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   137         $  9,059,517                   0.94%
                   100,001   -    200,000                                   338           50,299,094                   5.24
                   200,001   -    300,000                                   197           48,482,324                   5.05
                   300,001   -    350,000                                   109           35,125,512                   3.66
                   350,001   -    400,000                                    85           31,913,564                   3.33
                   400,001   -    450,000                                   146           63,108,451                   6.58
                   450,001   -    500,000                                   198           93,904,506                   9.79
                   500,001   -    550,000                                   149           78,291,648                   8.16
                   550,001   -    600,000                                   105           60,454,690                   6.30
                   600,001   -    650,000                                   127           79,787,660                   8.31
                   650,001   -    700,000                                    43           29,165,668                   3.04
                   700,001   -    800,000                                    63           47,254,790                   4.92
                   800,001   -    900,000                                    54           46,394,168                   4.83
                   900,001   -    1,000,000                                 101           97,757,700                  10.19
                 1,000,001   -    1,100,000                                  24           25,376,080                   2.64
                 1,100,001   -    1,200,000                                  23           26,682,343                   2.78
                 1,200,001   -    1,300,000                                  16           20,029,900                   2.09
                 1,300,001   -    1,400,000                                  20           27,171,309                   2.83
                 1,400,001   -    1,500,000                                  24           35,083,390                   3.66
                 1,500,001   or   greater                                    28           54,282,597                   5.66
                                                                -----------------------------------------------------------------
                           Total                                          1,987       $  959,624,911                 100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $4,605
         Maximum Scheduled Principal Balance:                                      $4,600,000
         Average Scheduled Principal Balance:                                      $482,952

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     3.250   -    3.499                                       1                    $   62,102          0.01%
                     4.250   -    4.499                                       1              326,521                   0.03
                     4.500   -    4.749                                       2              331,643                   0.03
                     4.750   -    4.999                                       3            1,093,769                   0.11
                     5.000   -    5.249                                       5            1,244,827                   0.13
                     5.250   -    5.499                                      35           12,875,046                   1.34
                     5.500   -    5.749                                      57           17,288,843                   1.80
                     5.750   -    5.999                                      41           13,413,881                   1.40
                     6.000   -    6.249                                      59           23,012,617                   2.40
                     6.250   -    6.499                                      60           20,672,647                   2.15
                     6.500   -    6.749                                      51           20,427,145                   2.13
                     6.750   -    6.999                                      51           19,247,357                   2.01
                     7.000   -    7.249                                      47           14,086,124                   1.47
                     7.250   -    7.499                                     245           85,231,363                   8.88
                     7.500   -    7.749                                     323          143,664,177                  14.97
                     7.750   -    7.999                                     497          273,143,317                  28.46
                     8.000   -    8.249                                     183          111,429,529                  11.61
                     8.250   -    8.499                                     225          142,975,206                  14.90
                     8.500   -    8.749                                      86           55,015,093                   5.73
                     8.750   -    8.999                                      10            3,326,459                   0.35
                     9.250   -    9.499                                       1              202,500                   0.02
                     9.500   -    9.749                                       1              126,162                   0.01
                     9.750   -    9.999                                       2              380,787                   0.04
                    10.000   -    10.249                                      1               47,796                    -
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    3.324%
         Maximum Mortgage Rate:                                                    10.212%
         Weighted Average Mortgage Rate:                                           7.642%

                                               Original Loan-to-Value Ratios* in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                      11                  $  2,671,928          0.28%
                     30.01   -    40.00                                      18            5,790,291                   0.60
                     40.01   -    50.00                                      28           13,566,090                   1.41
                     50.01   -    55.00                                      22           13,275,343                   1.38
                     55.01   -    60.00                                      32           20,145,080                   2.10
                     60.01   -    65.00                                      78           55,806,644                   5.82
                     65.01   -    70.00                                     176          115,237,148                  12.01
                     70.01   -    75.00                                     310          191,800,877                  19.99
                     75.01   -    80.00                                   1,156          510,317,683                  53.18
                     80.01   -    85.00                                      15            4,273,262                   0.45
                     85.01   -    90.00                                      85           15,725,343                   1.64
                     90.01   -    95.00                                      47            8,693,051                   0.91
                     95.01   -    100.00                                      9            2,322,170                   0.24
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  75.20%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group I-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              9                  $  2,834,084          0.30%
         Alaska                                                               1                       322,905          0.03
         Arizona                                                            109           57,026,612                   5.94
         Arkansas                                                             3              885,662                   0.09
         California                                                         474          309,846,630                  32.29
         Colorado                                                            48           24,548,414                   2.56
         Connecticut                                                         16            6,151,036                   0.64
         Delaware                                                             2              605,840                   0.06
         District of Columbia                                                 6            2,001,113                   0.21
         Florida                                                            322          140,132,138                  14.60
         Georgia                                                             89           29,256,709                   3.05
         Hawaii                                                               7            5,640,451                   0.59
         Idaho                                                                6            2,075,405                   0.22
         Illinois                                                            54           18,166,783                   1.89
         Indiana                                                              7            1,235,186                   0.13
         Iowa                                                                 2              386,182                   0.04
         Kansas                                                               3            1,455,870                   0.15
         Kentucky                                                             5              751,101                   0.08
         Louisiana                                                            3              946,738                   0.10
         Maine                                                                2            1,631,500                   0.17
         Maryland                                                           107           55,843,589                   5.82
         Massachusetts                                                       40           14,787,493                   1.54
         Michigan                                                            29           11,101,605                   1.16
         Minnesota                                                           38           18,160,392                   1.89
         Mississippi                                                          1              126,216                   0.01
         Missouri                                                            15            3,134,150                   0.33
         Montana                                                              4            2,877,883                   0.30
         Nevada                                                              94           43,133,849                   4.49
         New Hampshire                                                        3              951,553                   0.10
         New Jersey                                                          67           25,943,775                   2.70
         New Mexico                                                           9            3,130,308                   0.33
         New York                                                            23           13,931,782                   1.45
         North Carolina                                                      13            5,866,197                   0.61
         Ohio                                                                29            6,935,170                   0.72
         Oklahoma                                                             2              548,461                   0.06
         Oregon                                                              13            5,348,428                   0.56
         Pennsylvania                                                        21            7,077,042                   0.74
         Rhode Island                                                         2              583,101                   0.06
         South Carolina                                                      31           16,508,785                   1.72
         South Dakota                                                         1              403,650                   0.04
         Tennessee                                                           12            3,476,720                   0.36
         Texas                                                               56           23,496,599                   2.45
         Utah                                                                23           10,650,160                   1.11
         Vermont                                                              2              525,780                   0.05
         Virginia                                                           144           65,899,298                   6.87
         Washington                                                          21            9,951,715                   1.04
         West Virginia                                                        1               50,400                   0.01
         Wisconsin                                                           18            3,280,452                   0.34
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         *No more than approximately 1.04% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              86     $     20,840,444                   2.17%
                         1   -    499                                         2               69,285                   0.01
                       500   -    549                                        11            1,911,851                   0.20
                       550   -    574                                         6              809,052                   0.08
                       575   -    599                                         8            1,726,640                   0.18
                       600   -    619                                        10            2,818,949                   0.29
                       620   -    639                                       125           74,253,288                   7.74
                       640   -    659                                       175           95,519,342                   9.95
                       660   -    679                                       245          122,898,501                  12.81
                       680   -    699                                       284          161,331,704                  16.81
                       700   -    719                                       250          134,303,424                  14.00
                       720   -    739                                       229          106,088,113                  11.06
                       740   -    759                                       211           92,816,913                   9.67
                       760   -    779                                       180           80,750,895                   8.41
                       780   -    799                                       123           47,182,602                   4.92
                       800   -    819                                        40           14,895,908                   1.55
                       820   -    839                                         2            1,408,000                   0.15
                                                                -----------------------------------------------------------------
                           Total                                          1,987     $    959,624,911                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   704

                                         Property Types of the Mortgage Properties in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                          82         $ 36,703,554                   3.82%
         Condominium                                                        301          102,317,177                  10.66
         PUD                                                                492          250,051,075                  26.06
         Single Family                                                    1,093          563,146,588                  58.68
         Townhouse                                                           19            7,406,516                   0.77
                                                                -----------------------------------------------------------------
                           Total                                          1,987        $ 959,624,911                 100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           415                 $ 148,709,169         15.50%
         Owner Occupied                                                   1,379                   720,716,062         75.10
         Second Home                                                        193                    90,199,680          9.40
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                             Loan Purpose of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 364                 $ 209,044,276         21.78%
         Purchase                                                         1,446          670,657,685                  69.89
         Rate/Term Refinance                                                177           79,922,950                   8.33
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                          Documentation Type of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   386                 $ 123,609,064         12.88%
         No Documentation                                                   231                    95,710,858          9.97
         Reduced                                                            418                   226,743,696         23.63
         Stated                                                             952                   513,561,293         53.52
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       169                                                    1     $        367,358                   0.04%
                       180                                                    5            1,558,289                   0.16
                       240                                                    2               49,252                   0.01
                       264                                                    1               55,295                   0.01
                       300                                                    2              846,842                   0.09
                       306                                                    1               24,023                    -
                       330                                                    1              374,252                   0.04
                       338                                                    1              442,582                   0.05
                       348                                                    2              218,379                   0.02
                       349                                                    8            2,081,100                   0.22
                       357                                                    1               25,242                    -
                       359                                                    1              102,002                   0.01
                       360                                                1,961          953,480,295                  99.36
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          169
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                  Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    59                                          1                 $      24,023           -        %
                        60   -    119                                         9                       775,459          0.08
                       120   -    179                                        17                     2,276,347          0.24
                       180   -    239                                        11                     2,574,322          0.27
                       240   -    299                                        18                     5,222,121          0.54
                       300   -    359                                     1,678                   844,246,117         87.98
                       360   -    360                                       253                   104,506,522         10.89
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         55
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         352

                                                Index of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                           132                  $ 40,705,864          4.24%
         1 YR Libor                                                         515                   203,065,922         21.16
         6 Mo Libor                                                       1,340                   715,853,125         74.60
                                                                -----------------------------------------------------------------
                           Total                                          1,987     $    959,624,911                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
          6 Months                                                        1,340                 $ 715,853,125         74.60%
         12 Months                                                          643                   243,294,560         25.35
         36 Months                                                            4                       477,226          0.05
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    3                                          56     $     16,433,895                   1.71%
                         4   -    6                                          42           12,452,796                   1.30
                         7   -    9                                          36            9,874,407                   1.03
                        10   -    12                                         31            8,538,126                   0.89
                        13   -    15                                         44           11,979,877                   1.25
                        16   -    18                                         61           20,999,171                   2.19
                        19   -    21                                          9            4,414,237                   0.46
                        22   -    24                                         28           20,009,244                   2.09
                        28   -    30                                          2              310,964                   0.03
                        31   -    33                                         20            7,080,695                   0.74
                        34   -    36                                         22            7,850,443                   0.82
                        37   -    39                                         39           12,161,082                   1.27
                        40   -    42                                         20            8,289,339                   0.86
                        46   -    48                                          3              562,976                   0.06
                        49   -    51                                          1               75,060                   0.01
                        52   -    54                                         13            4,521,873                   0.47
                        55   -    57                                        245          111,953,612                  11.67
                        58   -    60                                      1,278          676,828,019                  70.53
                        67   -    69                                          4            1,803,662                   0.19
                        70   -    72                                          1              566,146                   0.06
                        76   -    78                                          6            3,432,330                   0.36
                        79   -    81                                          1              799,500                   0.08
                        82   -    84                                         14           10,421,984                   1.09
                       109   -    111                                         1              883,551                   0.09
                       112   -    114                                         1              467,289                   0.05
                       115   -    117                                         1              512,000                   0.05
                       118   -    120                                         8            6,402,632                   0.67
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         54

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    9.750                                       3           $  985,926                   0.10%
                     9.751   -    10.000                                      6            1,969,591                   0.21
                    10.001   -    10.250                                     17            5,382,136                   0.56
                    10.251   -    10.500                                     42           15,972,560                   1.66
                    10.501   -    10.750                                     49           16,698,624                   1.74
                    10.751   -    11.000                                     24            9,363,855                   0.98
                    11.001   -    11.250                                     36           15,631,680                   1.63
                    11.251   -    11.500                                     30           12,082,528                   1.26
                    11.501   -    11.750                                     33           13,554,090                   1.41
                    11.751   -    12.000                                     68           26,351,303                   2.75
                    12.001   -    12.250                                    122           45,679,816                   4.76
                    12.251   -    12.500                                    203           79,918,837                   8.33
                    12.501   -    12.750                                    396          206,348,264                  21.50
                    12.751   -    13.000                                    348          182,807,572                  19.05
                    13.001   -    13.250                                    156           90,024,121                   9.38
                    13.251   -    13.500                                    261          150,837,293                  15.72
                    13.501   -    13.750                                     73           37,617,845                   3.92
                    13.751   -    14.000                                     48           20,111,413                   2.10
                    14.001   -    14.250                                     24           11,809,664                   1.23
                    14.251   -    14.500                                     24           11,551,973                   1.20
                    14.501   -    14.750                                      8            1,928,043                   0.20
                    14.751   -    15.000                                      4            1,718,016                   0.18
                    15.001   -    15.250                                      2              299,948                   0.03
                    15.251   -    15.500                                      2              154,317                   0.02
                    15.501   -    15.750                                      1               43,974                    -
                    15.751   -    16.000                                      3              654,052                   0.07
                    16.001   or   greater                                     4              127,472                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.783%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         0.000                                                               49                  $  8,226,665          0.86%
         1.000                                                            1,043                   606,759,632         63.23
         1.500                                                                1                       199,043          0.02
         2.000                                                              891                   343,077,824         35.75
         6.000                                                                3                     1,361,747          0.14
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.368%

                                           Initial Rate Cap of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         0.000                                                               49                  $  8,226,665          0.86%
         1.000                                                               12                     3,866,306          0.40
         1.500                                                                1              199,043                   0.02
         2.000                                                               89           27,286,745                   2.84
         3.000                                                               62           35,599,618                   3.71
         5.000                                                            1,546          792,553,119                  82.59
         5.600                                                                1              464,000                   0.05
         6.000                                                              227           91,429,416                   9.53
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        4.919%

                                             Gross Margin of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    1.500                                       7     $        374,455                   0.04%
                     1.501   -    2.000                                      55           20,638,562                   2.15
                     2.001   -    2.500                                   1,525          822,690,074                  85.73
                     2.501   -    3.000                                     308           85,658,249                   8.93
                     3.001   -    3.500                                      46           13,515,921                   1.41
                     3.501   -    4.000                                      26            9,040,332                   0.94
                     4.001   -    4.500                                       4            1,655,634                   0.17
                     4.501   -    5.000                                       8            3,617,976                   0.38
                     5.001   -    5.500                                       3              833,902                   0.09
                     5.501   -    6.000                                       1              227,160                   0.02
                     6.001   -    6.500                                       2              949,360                   0.10
                     7.001   -    7.500                                       1              304,000                   0.03
                     7.501   -    8.000                                       1              119,285                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.346%

                                      Interest Only Feature of the Mortgage Loans in Loan Group I-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               438                 $ 151,546,857         15.79%
         2 Years                                                              1                       960,000          0.10
         5 Years                                                            498                   215,902,790         22.50
         7 Years                                                             62                    22,496,221          2.34
         10 Years                                                           988                   568,719,043         59.26
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                 Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             1,275                 $ 588,113,602         61.29%
         24 Months                                                           18                     6,653,851          0.69
         36 Months                                                          414                   217,309,239         22.65
         60 Months                                                           52                    15,799,210          1.65
         4 Months                                                             3                     2,268,000          0.24
         5 Months                                                             4                     2,527,591          0.26
         6 Months                                                            91                    68,718,434          7.16
         7 Months                                                            23                    17,271,665          1.80
         8 Months                                                             1                     1,040,000          0.11
         12 Months                                                          106                    39,923,319          4.16
                                                                -----------------------------------------------------------------
                           Total                                          1,987                 $ 959,624,911        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   839                  $ 64,164,577               6.41%
                   100,001   -    200,000                                 2,233                   329,102,682              32.90
                   200,001   -    300,000                                 1,343                   329,255,076              32.91
                   300,001   -    350,000                                   330                   106,902,461              10.69
                   350,001   -    400,000                                   276                   102,979,986              10.29
                   400,001   -    450,000                                   109                    44,908,161               4.49
                   450,001   -    500,000                                    17                     8,052,354               0.80
                   500,001   -    550,000                                     5                     2,588,600               0.26
                   550,001   -    600,000                                    10                     5,861,577               0.59
                   600,001   -    650,000                                     7                     4,418,499               0.44
                   650,001   -    700,000                                     1                       671,250               0.07
                   700,001   -    800,000                                     2                     1,477,500               0.15
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $32,000
         Maximum Original Principal Balance:                                       $742,500
         Average Original Principal Balance:                                       $193,592

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   839                  $ 64,164,577          6.41%
                   100,001   -    200,000                                 2,235                   329,376,498         32.93
                   200,001   -    300,000                                 1,344                   329,658,022         32.95
                   300,001   -    350,000                                   329                   106,698,339         10.67
                   350,001   -    400,000                                   275                   102,715,969         10.27
                   400,001   -    450,000                                   108                    44,699,539          4.47
                   450,001   -    500,000                                    17                     8,052,354          0.80
                   500,001   -    550,000                                     5                     2,588,600          0.26
                   550,001   -    600,000                                    10                     5,861,577          0.59
                   600,001   -    650,000                                     7                     4,418,499          0.44
                   650,001   -    700,000                                     1                       671,250          0.07
                   700,001   -    800,000                                     2                     1,477,500          0.15
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $31,978
         Maximum Scheduled Principal Balance:                                      $742,500
         Average Scheduled Principal Balance:                                      $193,423

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     5.000   -    5.249                                       1           $  307,300                   0.03%
                     5.250   -    5.499                                       4              750,380                   0.08
                     5.500   -    5.749                                       9            1,661,247                   0.17
                     5.750   -    5.999                                       4              875,804                   0.09
                     6.000   -    6.249                                      22            4,958,283                   0.50
                     6.250   -    6.499                                      61           14,610,168                   1.46
                     6.500   -    6.749                                      49           12,999,495                   1.30
                     6.750   -    6.999                                      49           10,793,693                   1.08
                     7.000   -    7.249                                      31            8,247,127                   0.82
                     7.250   -    7.499                                      18            3,676,868                   0.37
                     7.500   -    7.749                                     607          120,979,065                  12.09
                     7.750   -    7.999                                   1,656          327,355,695                  32.72
                     8.000   -    8.249                                     908          172,009,561                  17.19
                     8.250   -    8.499                                   1,342          244,294,647                  24.42
                     8.500   -    8.749                                     378           71,169,743                   7.11
                     8.750   -    8.999                                      22            3,823,414                   0.38
                     9.000   -    9.249                                       8            1,304,225                   0.13
                     9.250   -    9.499                                       1              195,200                   0.02
                     9.500   -    9.749                                       1              114,744                   0.01
                     9.750   -    9.999                                       1              256,064                   0.03
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    5.000%
         Maximum Mortgage Rate:                                                    9.875%
         Weighted Average Mortgage Rate:                                           7.942%

                                               Original Loan-to-Value Ratios* in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       2           $  279,898                   0.03%
                     30.01   -    40.00                                       5              705,221                   0.07
                     40.01   -    50.00                                       6            1,332,761                   0.13
                     50.01   -    55.00                                       7            1,559,846                   0.16
                     55.01   -    60.00                                       5              943,282                   0.09
                     60.01   -    65.00                                      89           15,407,820                   1.54
                     65.01   -    70.00                                     499           78,911,334                   7.89
                     70.01   -    75.00                                     848          154,632,973                  15.46
                     75.01   -    80.00                                   3,629          731,764,004                  73.15
                     80.01   -    85.00                                      12            2,293,401                   0.23
                     85.01   -    90.00                                      49            8,590,300                   0.86
                     90.01   -    95.00                                      17            3,534,626                   0.35
                     95.01   -    100.00                                      4              427,256                   0.04
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  78.09%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                             40         $  4,810,965                   0.48%
         Alaska                                                               1              166,299                   0.02
         Arizona                                                            536          110,765,508                  11.07
         Arkansas                                                            13              904,805                   0.09
         California                                                         442          136,698,894                  13.66
         Colorado                                                           265           48,311,591                   4.83
         Connecticut                                                         32            6,831,039                   0.68
         Delaware                                                             7            1,415,332                   0.14
         District of Columbia                                                25            7,337,432                   0.73
         Florida                                                            781          152,871,647                  15.28
         Georgia                                                            457           66,196,796                   6.62
         Hawaii                                                              11            3,869,056                   0.39
         Idaho                                                               24            3,324,451                   0.33
         Illinois                                                           167           30,081,648                   3.01
         Indiana                                                             36            3,503,819                   0.35
         Iowa                                                                 6              693,463                   0.07
         Kansas                                                               7              728,094                   0.07
         Kentucky                                                            26            2,710,281                   0.27
         Louisiana                                                           11            1,860,126                   0.19
         Maine                                                                2              181,497                   0.02
         Maryland                                                           220           49,263,985                   4.92
         Massachusetts                                                       65           17,853,790                   1.78
         Michigan                                                            89           10,656,931                   1.07
         Minnesota                                                          120           24,105,831                   2.41
         Mississippi                                                          5              563,960                   0.06
         Missouri                                                            82            9,952,027                   0.99
         Montana                                                              2              293,645                   0.03
         Nevada                                                             246           57,512,926                   5.75
         New Hampshire                                                       11            2,378,044                   0.24
         New Jersey                                                         121           32,230,726                   3.22
         New Mexico                                                          21            3,047,312                   0.30
         New York                                                            31            8,060,900                   0.81
         North Carolina                                                      77           11,424,741                   1.14
         North Dakota                                                         3              151,500                   0.02
         Ohio                                                                95           10,775,935                   1.08
         Oklahoma                                                            11            1,166,128                   0.12
         Oregon                                                              50            9,405,902                   0.94
         Pennsylvania                                                        49            8,890,216                   0.89
         Rhode Island                                                         9            1,613,926                   0.16
         South Carolina                                                      63            8,948,307                   0.89
         Tennessee                                                           37            4,632,073                   0.46
         Texas                                                              416           49,124,837                   4.91
         Utah                                                                76           11,358,394                   1.14
         Vermont                                                              1              118,232                   0.01
         Virginia                                                           236           55,901,037                   5.59
         Washington                                                         103           21,467,140                   2.15
         Wisconsin                                                           40            5,121,820                   0.51
         Wyoming                                                              4            1,099,717                   0.11
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         *No more than approximately 0.49% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              12     $      2,622,123                   0.26%
                       620   -    639                                       476          100,133,064                  10.01
                       640   -    659                                       424           85,851,879                   8.58
                       660   -    679                                       692          139,172,577                  13.91
                       680   -    699                                       943          180,940,534                  18.09
                       700   -    719                                       816          152,892,129                  15.28
                       720   -    739                                       658          125,152,083                  12.51
                       740   -    759                                       512           93,437,740                   9.34
                       760   -    779                                       363           67,001,141                   6.70
                       780   -    799                                       216           41,592,413                   4.16
                       800   -    819                                        60           11,587,040                   1.16
                                                                -----------------------------------------------------------------
                           Total                                          5,172     $  1,000,382,723                 100.00%
                                                                =================================================================

         Weighted Average Credit Score:                                            701

                                         Property Types of the Mortgage Properties in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         495                 $ 113,690,737         11.36%
         Condominium                                                        573                   106,063,486         10.60
         PUD                                                              1,252                   262,826,797         26.27
         Single Family                                                    2,717          493,380,929                  49.32
         Townhouse                                                          135           24,420,774                   2.44
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                         3,046                 $ 513,069,455         51.29%
         Owner Occupied                                                   1,763                   412,241,946         41.21
         Second Home                                                        363                    75,071,322          7.50
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                             Loan Purpose of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 513                 $ 106,814,018         10.68%
         Purchase                                                         4,534                   869,109,668         86.88
         Rate/Term Refinance                                                125                    24,459,036          2.44
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                          Documentation Type of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   504                  $ 70,765,643          7.07%
         No Documentation                                                   705                   140,850,992         14.08
         Reduced                                                          1,194                   265,112,727         26.50
         Stated                                                           2,769                   523,653,362         52.35
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       180                                                    1                    $   73,857          0.01%
                       360                                                5,171                 1,000,308,866         99.99
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          180
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                  Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       120   -    179                                         1                    $   73,857          0.01%
                       300   -    359                                     4,854                   937,732,516         93.74
                       360   -    360                                       317                    62,576,350          6.26
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         173
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR Libor                                                          86                  $ 18,475,234          1.85%
         6 Mo Libor                                                       5,086                   981,907,489         98.15
                                                                -----------------------------------------------------------------
                           Total                                          5,172     $  1,000,382,723                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                         5,086                 $ 981,907,489         98.15%
         12 Months                                                           86                    18,475,234          1.85
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    3                                           3     $        691,469                   0.07%
                        10   -    12                                          3              405,450                   0.04
                        13   -    15                                         28            6,409,537                   0.64
                        16   -    18                                         44            7,536,242                   0.75
                        19   -    21                                         45            9,128,471                   0.91
                        22   -    24                                        126           29,744,527                   2.97
                        52   -    54                                         28            5,671,731                   0.57
                        55   -    57                                        690          135,523,190                  13.55
                        58   -    60                                      4,109          783,230,184                  78.29
                        73   -    75                                          1              135,920                   0.01
                        76   -    78                                          5            1,100,846                   0.11
                        79   -    81                                         12            3,628,144                   0.36
                        82   -    84                                         40            7,712,750                   0.77
                       106   -    108                                         3              724,200                   0.07
                       109   -    111                                         1              148,000                   0.01
                       112   -    114                                         1              400,100                   0.04
                       115   -    117                                         8            2,082,744                   0.21
                       118   -    120                                        25            6,109,215                   0.61
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         57

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.751   -    10.000                                      1                    $  320,000          0.03%
                    10.251   -    10.500                                      3                       498,820          0.05
                    10.501   -    10.750                                      3                       936,430          0.09
                    10.751   -    11.000                                      4                       974,120          0.10
                    11.001   -    11.250                                     31                     7,660,128          0.77
                    11.251   -    11.500                                     46                    11,946,302          1.19
                    11.501   -    11.750                                     32                     7,718,096          0.77
                    11.751   -    12.000                                     52                    11,000,612          1.10
                    12.001   -    12.250                                     33                     8,078,108          0.81
                    12.251   -    12.500                                     47                    10,332,433          1.03
                    12.501   -    12.750                                  1,234                   243,532,918         24.34
                    12.751   -    13.000                                  1,329                   256,550,155         25.65
                    13.001   -    13.250                                    788                   147,266,140         14.72
                    13.251   -    13.500                                  1,229                   222,152,460         22.21
                    13.501   -    13.750                                    156                    33,356,745          3.33
                    13.751   -    14.000                                     78                    15,645,314          1.56
                    14.001   -    14.250                                     39                     8,091,639          0.81
                    14.251   -    14.500                                     44                    10,216,684          1.02
                    14.501   -    14.750                                     11                     1,904,019          0.19
                    14.751   -    15.000                                      7                     1,025,482          0.10
                    15.001   -    15.250                                      2                       434,948          0.04
                    15.251   -    15.500                                      1                       114,744          0.01
                    15.751   -    16.000                                      1                       256,064          0.03
                    16.001   or   greater                                     1                       370,364          0.04
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   13.022%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                            4,737                 $ 907,378,827         90.70%
         2.000                                                              433                    92,257,532          9.22
         5.000                                                                1                       376,000          0.04
         6.000                                                                1                       370,364          0.04
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Non Zero Weighted Average Periodic Rate Cap:                              1.096%

                                           Initial Rate Cap of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                                3     $        591,506                   0.06%
         2.000                                                                5            1,135,682                   0.11
         2.200                                                                1              320,000                   0.03
         3.000                                                              191           43,155,492                   4.31
         4.625                                                                1              254,904                   0.03
         5.000                                                            4,632          881,958,841                  88.16
         6.000                                                              339           72,966,297                   7.29
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Non Zero Weighted Average Initial Rate Cap:                               4.980%

                                             Gross Margin of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    1.500                                       1     $        135,350                   0.01%
                     2.001   -    2.500                                   4,977          960,981,358                  96.06
                     2.501   -    3.000                                     150           29,255,922                   2.92
                     3.001   -    3.500                                      12            2,438,029                   0.24
                     3.501   -    4.000                                       6            1,155,714                   0.12
                     4.001   -    4.500                                       5              998,034                   0.10
                     4.501   -    5.000                                       6            1,164,485                   0.12
                     5.001   -    5.500                                       9            2,421,278                   0.24
                     5.501   -    6.000                                       2              696,000                   0.07
                     6.501   -    7.000                                       1              212,000                   0.02
                     7.001   -    7.500                                       2              511,391                   0.05
                     8.501   or   greater                                     1              413,163                   0.04
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.296%

                                      Interest Only Feature of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               962                 $ 146,202,174         14.61%
         2 Years                                                              6                     1,585,325          0.16
         5 Years                                                            842                   170,064,027         17.00
         7 Years                                                             15                     3,632,968          0.36
         10 Years                                                         3,347                   678,898,229         67.86
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                 Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             2,616                 $ 518,141,576         51.79%
         24 Months                                                           45                     8,808,888          0.88
         36 Months                                                        1,993                   369,222,334         36.91
         60 Months                                                            3                       494,357          0.05
         3 Months                                                             1                       151,920          0.02
         4 Months                                                             6                       851,162          0.09
         5 Months                                                            18                     3,421,300          0.34
         6 Months                                                           282                    59,716,714          5.97
         7 Months                                                            16                     5,445,600          0.54
         8 Months                                                             1                       269,231          0.03
         12 Months                                                          191                    33,859,641          3.38
                                                                -----------------------------------------------------------------
                           Total                                          5,172                $1,000,382,723        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   186                  $ 14,882,191          2.18%
                   100,001   -    200,000                                   925                   140,535,868         20.61
                   200,001   -    300,000                                   697                   171,816,464         25.19
                   300,001   -    350,000                                   214                    69,254,614         10.15
                   350,001   -    400,000                                   153                    57,340,073          8.41
                   400,001   -    450,000                                   100                    42,184,793          6.19
                   450,001   -    500,000                                    85                    40,545,265          5.94
                   500,001   -    550,000                                    37                    19,430,615          2.85
                   550,001   -    600,000                                    28                    16,106,630          2.36
                   600,001   -    650,000                                    31                    19,555,703          2.87
                   650,001   -    700,000                                     7                     4,807,653          0.70
                   700,001   -    800,000                                    19                    14,065,050          2.06
                   800,001   -    900,000                                    11                     9,327,734          1.37
                   900,001   -    1,000,000                                  18                    17,545,050          2.57
                 1,000,001   -    1,100,000                                   1                     1,066,000          0.16
                 1,100,001   -    1,200,000                                   8                     9,132,129          1.34
                 1,200,001   -    1,300,000                                   3                     3,734,000          0.55
                 1,300,001   -    1,400,000                                   4                     5,374,800          0.79
                 1,400,001   -    1,500,000                                   6                     8,758,750          1.28
                 1,500,001   or   greater                                     9                    16,543,575          2.43
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $38,500
         Maximum Original Principal Balance:                                       $2,000,000
         Average Original Principal Balance:                                       $268,348

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   186         $ 14,882,191                   2.18%
                   100,001   -    200,000                                   925          140,535,868                  20.61
                   200,001   -    300,000                                   697          171,816,464                  25.19
                   300,001   -    350,000                                   214           69,254,614                  10.15
                   350,001   -    400,000                                   153           57,340,073                   8.41
                   400,001   -    450,000                                   100           42,184,793                   6.19
                   450,001   -    500,000                                    85           40,545,265                   5.94
                   500,001   -    550,000                                    37           19,430,615                   2.85
                   550,001   -    600,000                                    28           16,106,630                   2.36
                   600,001   -    650,000                                    31           19,555,703                   2.87
                   650,001   -    700,000                                     7            4,807,653                   0.70
                   700,001   -    800,000                                    19           14,065,050                   2.06
                   800,001   -    900,000                                    11            9,327,734                   1.37
                   900,001   -    1,000,000                                  18           17,545,050                   2.57
                 1,000,001   -    1,100,000                                   1            1,066,000                   0.16
                 1,100,001   -    1,200,000                                   8            9,132,129                   1.34
                 1,200,001   -    1,300,000                                   3            3,734,000                   0.55
                 1,300,001   -    1,400,000                                   4            5,374,800                   0.79
                 1,400,001   -    1,500,000                                   6            8,758,750                   1.28
                 1,500,001   or   greater                                     9           16,543,575                   2.43
                                                                -----------------------------------------------------------------
                           Total                                          2,542        $ 682,006,957                 100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $38,500
         Maximum Scheduled Principal Balance:                                      $2,000,000
         Average Scheduled Principal Balance:                                      $268,295

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     5.000   -    5.249                                       1           $  449,140                   0.07%
                     5.500   -    5.749                                       3              524,860                   0.08
                     5.750   -    5.999                                       3            1,432,190                   0.21
                     6.000   -    6.249                                       5            1,239,610                   0.18
                     6.250   -    6.499                                       9            2,627,964                   0.39
                     6.500   -    6.749                                      12            3,287,261                   0.48
                     6.750   -    6.999                                      40           11,363,884                   1.67
                     7.000   -    7.249                                      15            4,316,369                   0.63
                     7.250   -    7.499                                     919          260,149,423                  38.14
                     7.500   -    7.749                                   1,154          311,847,030                  45.72
                     7.750   -    7.999                                     145           33,589,519                   4.93
                     8.000   -    8.249                                      79           18,612,912                   2.73
                     8.250   -    8.499                                      65           15,270,823                   2.24
                     8.500   -    8.749                                      68           12,992,057                   1.90
                     8.750   -    8.999                                      13            2,679,636                   0.39
                     9.000   -    9.249                                       8            1,314,001                   0.19
                     9.250   -    9.499                                       1              121,520                   0.02
                     9.500   -    9.749                                       2              188,757                   0.03
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    5.000%
         Maximum Mortgage Rate:                                                    9.625%
         Weighted Average Mortgage Rate:                                           7.498%

                                               Original Loan-to-Value Ratios* in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       4                    $  460,378          0.07%
                     30.01   -    40.00                                       7            1,186,859                   0.17
                     40.01   -    50.00                                       6            1,140,093                   0.17
                     50.01   -    55.00                                       8            5,272,308                   0.77
                     55.01   -    60.00                                       9            6,041,516                   0.89
                     60.01   -    65.00                                     106           39,733,584                   5.83
                     65.01   -    70.00                                     155           38,424,895                   5.63
                     70.01   -    75.00                                     178           65,942,010                   9.67
                     75.01   -    80.00                                   2,055          521,631,465                  76.48
                     80.01   -    85.00                                       3              463,127                   0.07
                     85.01   -    90.00                                       7            1,118,558                   0.16
                     90.01   -    95.00                                       3              532,712                   0.08
                     95.01   -    100.00                                      1               59,451                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  77.38%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              7           $  757,957                   0.11%
         Alaska                                                               3              688,720                   0.10
         Arizona                                                            224           54,932,162                   8.05
         Arkansas                                                             3              203,369                   0.03
         California                                                         427          172,987,395                  25.36
         Colorado                                                            75           15,979,739                   2.34
         Connecticut                                                          9            5,915,538                   0.87
         Delaware                                                             5            1,027,144                   0.15
         District of Columbia                                                 7            1,753,359                   0.26
         Florida                                                            331           79,984,348                  11.73
         Georgia                                                            179           30,188,490                   4.43
         Hawaii                                                               4              992,707                   0.15
         Idaho                                                                8            1,053,467                   0.15
         Illinois                                                           159           33,134,506                   4.86
         Indiana                                                             12            1,244,141                   0.18
         Iowa                                                                 5              554,503                   0.08
         Kansas                                                               2              219,117                   0.03
         Kentucky                                                             9            1,945,136                   0.29
         Louisiana                                                            3              356,042                   0.05
         Maine                                                                6            1,114,663                   0.16
         Maryland                                                           126           36,730,814                   5.39
         Massachusetts                                                       34           10,020,672                   1.47
         Michigan                                                            33            6,414,965                   0.94
         Minnesota                                                           62           12,818,986                   1.88
         Mississippi                                                          2              515,924                   0.08
         Missouri                                                            17            2,571,025                   0.38
         Nebraska                                                             1              204,000                   0.03
         Nevada                                                             121           29,343,029                   4.30
         New Hampshire                                                        1              169,600                   0.02
         New Jersey                                                          69           23,183,084                   3.40
         New Mexico                                                          10            1,553,868                   0.23
         New York                                                            60           22,715,056                   3.33
         North Carolina                                                      43           10,069,573                   1.48
         Ohio                                                                27            3,984,788                   0.58
         Oklahoma                                                             1              182,836                   0.03
         Oregon                                                               9            1,792,091                   0.26
         Pennsylvania                                                        32            6,595,595                   0.97
         Rhode Island                                                        10            2,949,898                   0.43
         South Carolina                                                      26            5,492,127                   0.81
         Tennessee                                                           13            2,626,417                   0.39
         Texas                                                               87           12,572,866                   1.84
         Utah                                                                30            7,324,294                   1.07
         Virginia                                                           208           67,456,095                   9.89
         Washington                                                          31            8,600,982                   1.26
         Wisconsin                                                            9              860,619                   0.13
         Wyoming                                                              2              225,248                   0.03
                                                                -----------------------------------------------------------------
                           Total                                          2,542        $ 682,006,957                 100.00%
                                                                =================================================================

         *No more than approximately 0.85% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              20     $      3,605,746                   0.53%
                       600   -    619                                         2              709,988                   0.10
                       620   -    639                                       277           69,525,176                  10.19
                       640   -    659                                       304           78,089,416                  11.45
                       660   -    679                                       406          113,369,366                  16.62
                       680   -    699                                       424          118,418,243                  17.36
                       700   -    719                                       382          105,391,180                  15.45
                       720   -    739                                       288           77,075,105                  11.30
                       740   -    759                                       201           49,456,741                   7.25
                       760   -    779                                       148           39,674,012                   5.82
                       780   -    799                                        77           22,363,956                   3.28
                       800   -    819                                        13            4,328,028                   0.63
                                                                -----------------------------------------------------------------
                           Total                                          2,542     $    682,006,957                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   696

                                         Property Types of the Mortgage Properties in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         161         $ 45,997,962                   6.74%
         CO-OP                                                                1              629,500                   0.09
         Condominium                                                        313           69,546,434                  10.20
         PUD                                                                622          171,673,261                  25.17
         Single Family                                                    1,372          379,274,156                  55.61
         Townhouse                                                           73           14,885,644                   2.18
                                                                -----------------------------------------------------------------
                           Total                                          2,542        $ 682,006,957                 100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           537                  $ 97,702,863         14.33%
         Owner Occupied                                                   1,852                   547,323,349         80.25
         Second Home                                                        153                    36,980,746          5.42
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                                             Loan Purpose of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 324                 $ 105,651,510         15.49%
         Purchase                                                         2,173                   563,227,905         82.58
         Rate/Term Refinance                                                 45                    13,127,542          1.92
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                                          Documentation Type of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   238                  $ 45,944,456          6.74%
         No Documentation                                                   278                    75,965,252         11.14
         Reduced                                                            412                   122,543,001         17.97
         Stated                                                           1,614                   437,554,249         64.16
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                2,542                 $ 682,006,957        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                  Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     1,950                 $ 538,611,581         78.97%
                       360   -    360                                       592                   143,395,376         21.03
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         328
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                             2     $        164,951                   0.02%
         1 YR Libor                                                         789          204,024,308                  29.92
         6 Mo Libor                                                       1,751          477,817,698                  70.06
                                                                -----------------------------------------------------------------
                           Total                                          2,542     $    682,006,957                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                         1,751                 $ 477,817,698         70.06%
         12 Months                                                          791                   204,189,259         29.94
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    3                                           1     $        546,750                   0.08%
                         4   -    6                                           2              386,022                   0.06
                         7   -    9                                           1              211,804                   0.03
                        22   -    24                                          1              391,924                   0.06
                        28   -    30                                          1               64,960                   0.01
                        31   -    33                                          2              626,931                   0.09
                        34   -    36                                         13            2,707,958                   0.40
                        46   -    48                                          1              579,466                   0.08
                        49   -    51                                          6              457,064                   0.07
                        52   -    54                                         17            4,692,699                   0.69
                        55   -    57                                        321           97,001,779                  14.22
                        58   -    60                                      2,142          565,015,557                  82.85
                        61   -    63                                         34            9,324,044                   1.37
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.751 -      10.000                                      1     $        449,140                   0.07%
                    10.251 -      10.500                                      1               64,960                   0.01
                    10.501 -      10.750                                      2              887,466                   0.13
                    10.751 -      11.000                                      2              340,710                   0.05
                    11.001 -      11.250                                      5            1,514,860                   0.22
                    11.251 -      11.500                                     11            2,628,462                   0.39
                    11.501 -      11.750                                     27            8,366,319                   1.23
                    11.751 -      12.000                                     24            6,570,673                   0.96
                    12.001 -      12.250                                     78           26,320,403                   3.86
                    12.251   -    12.500                                  1,741          473,646,167                  69.45
                    12.501   -    12.750                                    132           33,031,079                   4.84
                    12.751   -    13.000                                    120           27,476,835                   4.03
                    13.001   -    13.250                                     57           13,417,316                   1.97
                    13.251   -    13.500                                    267           72,964,712                  10.70
                    13.501   -    13.750                                     35            6,912,505                   1.01
                    13.751   -    14.000                                     18            3,285,307                   0.48
                    14.001   -    14.250                                      8            1,430,129                   0.21
                    14.251   -    14.500                                      8            1,959,645                   0.29
                    14.501   -    14.750                                      4              652,313                   0.10
                    15.501   -    15.750                                      1               87,958                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.594%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                            1,574                 $ 424,212,907         62.20%
         2.000                                                              966                   256,609,749         37.63
         2.250                                                                1                       937,500          0.14
         6.000                                                                1                       246,801          0.04
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.380%

                                           Initial Rate Cap of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                                1     $        546,750                   0.08%
         2.000                                                               19            3,824,420                   0.56
         3.000                                                                4            1,047,549                   0.15
         5.000                                                            2,345          624,365,413                  91.55
         6.000                                                              173           52,222,825                   7.66
                                                                -----------------------------------------------------------------
                           Total                                          2,542        $ 682,006,957                 100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        5.053%

                                             Gross Margin of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     2.001   -    2.500                                   1,770     $    491,847,342                  72.12%
                     2.501   -    3.000                                     188           49,790,464                   7.30
                     3.001   -    3.500                                     168           41,573,518                   6.10
                     3.501   -    4.000                                     130           32,915,098                   4.83
                     4.001   -    4.500                                     138           32,473,238                   4.76
                     4.501   -    5.000                                       3              884,803                   0.13
                     5.001   -    5.500                                     140           31,261,576                   4.58
                     6.001   -    6.500                                       1              216,000                   0.03
                     6.501   -    7.000                                       2              575,418                   0.08
                     7.001   -    7.500                                       2              469,500                   0.07
                                                                -----------------------------------------------------------------
                           Total                                          2,542        $ 682,006,957                 100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.685%

                                 Interest Only Feature of the Mortgage Loans in Loan Group I-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               422                  $ 86,500,081         12.68%
         5 Years                                                            276                    81,699,366         11.98
         10 Years                                                         1,844                   513,807,510         75.34
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                            Original Prepayment Penalty Term of the Mortgage Loans in Loan Group I-3
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         None                                                             1,301     $    354,726,498                  52.01%
         24 Months                                                           83           20,743,316                   3.04
         36 Months                                                          890          226,349,267                  33.19
         60 Months                                                            1              120,710                   0.02
         5 Months                                                             6            1,934,750                   0.28
         6 Months                                                            88           26,411,250                   3.87
         7 Months                                                             8            2,843,862                   0.42
         9 Months                                                             1              128,803                   0.02
         12 Months                                                          164           48,748,500                   7.15
                                                                -----------------------------------------------------------------
                           Total                                          2,542                 $ 682,006,957        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   253                  $ 21,074,527               1.52%
                   100,001   -    200,000                                 1,611                   246,748,144              17.78
                   200,001   -    300,000                                 1,436                   354,553,095              25.55
                   300,001   -    350,000                                   500                   162,266,210              11.69
                   350,001   -    400,000                                   383                   143,906,786              10.37
                   400,001   -    450,000                                   220                    92,625,657               6.68
                   450,001   -    500,000                                   163                    77,449,852               5.58
                   500,001   -    550,000                                    71                    37,184,425               2.68
                   550,001   -    600,000                                    65                    37,828,625               2.73
                   600,001   -    650,000                                    46                    28,685,376               2.07
                   650,001   -    700,000                                    15                    10,162,297               0.73
                   700,001   -    800,000                                    34                    25,607,434               1.85
                   800,001   -    900,000                                    23                    19,695,623               1.42
                   900,001   -    1,000,000                                  55                    53,772,052               3.88
                 1,000,001   -    1,100,000                                   3                     3,190,000               0.23
                 1,100,001   -    1,200,000                                   7                     8,080,800               0.58
                 1,200,001   -    1,300,000                                   5                     6,253,200               0.45
                 1,300,001   -    1,400,000                                   8                    10,844,635               0.78
                 1,400,001   -    1,500,000                                   9                    13,321,615               0.96
                 1,500,001   or   greater                                    19                    34,289,712               2.47
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063             100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $36,000
         Maximum Original Principal Balance:                                       $2,030,000
         Average Original Principal Balance:                                       $281,986

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   257         $ 21,334,906                   1.54%
                   100,001   -    200,000                                 1,610          246,920,714                  17.80
                   200,001   -    300,000                                 1,434          354,203,318                  25.53
                   300,001   -    350,000                                   501          162,567,010                  11.72
                   350,001   -    400,000                                   383          143,906,786                  10.37
                   400,001   -    450,000                                   220           92,774,328                   6.69
                   450,001   -    500,000                                   162           77,000,381                   5.55
                   500,001   -    550,000                                    71           37,184,425                   2.68
                   550,001   -    600,000                                    65           37,828,625                   2.73
                   600,001   -    650,000                                    45           28,602,204                   2.06
                   650,001   -    700,000                                    15           10,162,297                   0.73
                   700,001   -    800,000                                    34           25,607,434                   1.85
                   800,001   -    900,000                                    23           19,695,623                   1.42
                   900,001   -    1,000,000                                  55           53,772,052                   3.88
                 1,000,001   -    1,100,000                                   3            3,190,000                   0.23
                 1,100,001   -    1,200,000                                   7            8,080,800                   0.58
                 1,200,001   -    1,300,000                                   6            7,550,081                   0.54
                 1,300,001   -    1,400,000                                   7            9,547,754                   0.69
                 1,400,001   -    1,500,000                                   9           13,321,615                   0.96
                 1,500,001   or   greater                                    19           34,289,712                   2.47
                                                                -----------------------------------------------------------------
                           Total                                          4,926       $1,387,540,063                 100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $20,737
         Maximum Scheduled Principal Balance:                                      $2,030,000
         Average Scheduled Principal Balance:                                      $281,677

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     4.750   -    4.999                                       2           $  277,302                   0.02%
                     5.000   -    5.249                                       4            1,390,903                   0.10
                     5.250   -    5.499                                      13            3,573,610                   0.26
                     5.500   -    5.749                                      19            5,576,916                   0.40
                     5.750   -    5.999                                      76           24,163,960                   1.74
                     6.000   -    6.249                                     140           40,632,756                   2.93
                     6.250   -    6.499                                     441          118,230,315                   8.52
                     6.500   -    6.749                                     756          203,529,815                  14.67
                     6.750   -    6.999                                   1,537          437,386,708                  31.52
                     7.000   -    7.249                                   1,130          319,800,615                  23.05
                     7.250   -    7.499                                     753          220,436,907                  15.89
                     7.500   -    7.749                                      11            2,006,412                   0.14
                     7.750   -    7.999                                      11            4,081,835                   0.29
                     8.000   -    8.249                                      12            3,026,067                   0.22
                     8.250   -    8.499                                      13            1,827,199                   0.13
                     8.500   -    8.749                                       3              898,400                   0.06
                     8.750   -    8.999                                       4              561,945                   0.04
                     9.000   -    9.249                                       1              138,400                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          4,926       $1,387,540,063                 100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    4.875%
         Maximum Mortgage Rate:                                                    9.000%
         Weighted Average Mortgage Rate:                                           6.828%

                                               Original Loan-to-Value Ratios* in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                      22         $  3,846,830                   0.28%
                     30.01   -    40.00                                      34            7,870,684                   0.57
                     40.01   -    50.00                                      64           17,163,743                   1.24
                     50.01   -    55.00                                      57           15,435,575                   1.11
                     55.01   -    60.00                                      82           29,423,019                   2.12
                     60.01   -    65.00                                     337          120,507,958                   8.69
                     65.01   -    70.00                                     287          100,623,599                   7.25
                     70.01   -    75.00                                     282           96,710,253                   6.97
                     75.01   -    80.00                                   3,715          985,049,818                  70.99
                     80.01   -    85.00                                       6            1,488,617                   0.11
                     85.01   -    90.00                                      25            6,241,711                   0.45
                     90.01   -    95.00                                      14            2,808,257                   0.20
                     95.01   -    100.00                                      1              370,000                   0.03
                                                                -----------------------------------------------------------------
                           Total                                          4,926       $1,387,540,063                 100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  75.88%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                             21                  $  4,200,930          0.30%
         Alaska                                                               1                       181,600          0.01
         Arizona                                                            473                   118,058,134          8.51
         Arkansas                                                             3                       542,822          0.04
         California                                                       1,073                   416,377,709         30.01
         Colorado                                                           194                    39,527,605          2.85
         Connecticut                                                         21                     5,351,023          0.39
         Delaware                                                             8                     3,429,939          0.25
         District of Columbia                                                16                     4,035,441          0.29
         Florida                                                            590                   153,831,950         11.09
         Georgia                                                            343                    61,581,386          4.44
         Hawaii                                                              11                     6,647,244          0.48
         Idaho                                                                9                     1,771,286          0.13
         Illinois                                                           217                    45,089,186          3.25
         Indiana                                                             17                     2,104,815          0.15
         Iowa                                                                 8                     1,145,396          0.08
         Kansas                                                               3                       544,960          0.04
         Kentucky                                                            17                     2,974,028          0.21
         Louisiana                                                           12                     2,987,936          0.22
         Maryland                                                           251                    78,642,309          5.67
         Massachusetts                                                       59                    17,130,748          1.23
         Michigan                                                            31                     6,855,671          0.49
         Minnesota                                                           75                    16,832,890          1.21
         Mississippi                                                          2                       355,120          0.03
         Missouri                                                            23                     4,826,909          0.35
         Montana                                                              1                       207,910          0.01
         Nebraska                                                             1                       167,968          0.01
         Nevada                                                             340                    91,998,657          6.63
         New Hampshire                                                       10                     3,718,639          0.27
         New Jersey                                                          86                    28,276,906          2.04
         New Mexico                                                          17                     4,072,171          0.29
         New York                                                            94                    33,880,083          2.44
         North Carolina                                                      47                     9,120,487          0.66
         North Dakota                                                         1                        95,946          0.01
         Ohio                                                                43                     7,469,400          0.54
         Oregon                                                              25                     5,366,780          0.39
         Pennsylvania                                                        32                     6,802,194          0.49
         Rhode Island                                                         7                     1,624,412          0.12
         South Carolina                                                      57                    13,911,827          1.00
         Tennessee                                                           43                     6,750,531          0.49
         Texas                                                              138                    23,878,607          1.72
         Utah                                                                69                    16,601,775          1.20
         Vermont                                                              4                     1,992,635          0.14
         Virginia                                                           310                   106,011,495          7.64
         Washington                                                         105                    27,597,883          1.99
         Wisconsin                                                           18                     2,966,722          0.21
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         *No more than approximately 0.53% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              29     $      6,439,223                   0.46%
                       600   -    619                                         3            1,258,709                   0.09
                       620   -    639                                       200           55,963,754                   4.03
                       640   -    659                                       317           84,985,542                   6.12
                       660   -    679                                       748          210,641,812                  15.18
                       680   -    699                                       914          271,946,575                  19.60
                       700   -    719                                       760          210,077,886                  15.14
                       720   -    739                                       698          204,476,357                  14.74
                       740   -    759                                       557          153,046,206                  11.03
                       760   -    779                                       399          110,949,397                   8.00
                       780   -    799                                       237           60,578,868                   4.37
                       800   -    819                                        63           17,028,735                   1.23
                       820   -    839                                         1              147,000                   0.01
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   709

                                         Property Types of the Mortgage Properties in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         236              $     76,324,329          5.50%
         CO-OP                                                                3                       581,937          0.04
         Condominium                                                        713                   157,204,002         11.33
         Manufactured Home                                                    1                       425,000          0.03
         PUD                                                              1,445                   400,322,622         28.85
         Single Family                                                    2,398                   721,461,478         52.00
         Townhouse                                                          130                    31,220,695          2.25
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           752                 $ 158,164,197         11.40%
         Owner Occupied                                                   3,837                 1,139,723,062         82.14
         Second Home                                                        337                    89,652,805          6.46
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                             Loan Purpose of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 788                 $ 259,280,681         18.69%
         Purchase                                                         3,872                 1,040,655,801         75.00
         Rate/Term Refinance                                                266                    87,603,581          6.31
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                          Documentation Type of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                 1,047                 $ 247,114,758         17.81%
         No Documentation                                                   551                   151,770,484         10.94
         Reduced                                                            633                   195,088,631         14.06
         Stated                                                           2,695                   793,566,191         57.19
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term (Months)                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                4,926                $1,387,540,063        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                  Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     4,485                $1,259,287,446         90.76%
                       360   -    360                                       441                   128,252,617          9.24
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         313
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR Libor                                                         964              $    286,526,340         20.65%
         6 Mo Libor                                                       3,962                 1,101,013,723         79.35
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6  Months                                                        3,962     $  1,101,013,723                  79.35%
         12 Months                                                          964          286,526,340                  20.65
                                                                -----------------------------------------------------------------
                           Total                                          4,926       $1,387,540,063                 100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        13   -    15                                          1     $         40,468                    -        %
                        22   -    24                                          6            1,320,188                   0.10
                        25   -    27                                         15            3,985,666                   0.29
                        28   -    30                                         22            6,505,158                   0.47
                        31   -    33                                         72           21,578,609                   1.56
                        34   -    36                                        169           43,448,366                   3.13
                        37   -    39                                          2              474,000                   0.03
                        40   -    42                                          2              332,866                   0.02
                        46   -    48                                         14            3,448,992                   0.25
                        49   -    51                                         42            9,512,214                   0.69
                        52   -    54                                        100           28,487,799                   2.05
                        55   -    57                                      1,101          330,477,607                  23.82
                        58   -    60                                      3,350          928,664,030                  66.93
                        61   -    63                                         30            9,264,101                   0.67
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         56

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group II
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.750   or   less                                        1           $  272,000                   0.02%
                     9.751   -    10.000                                      1              183,946                   0.01
                    10.001   -    10.250                                      3            1,156,900                   0.08
                    10.251   -    10.500                                      5            1,025,817                   0.07
                    10.501   -    10.750                                     17            4,526,859                   0.33
                    10.751   -    11.000                                     62           19,609,849                   1.41
                    11.001   -    11.250                                    159           42,579,525                   3.07
                    11.251   -    11.500                                    425          112,090,343                   8.08
                    11.501   -    11.750                                    699          195,181,804                  14.07
                    11.751   -    12.000                                  1,303          382,315,209                  27.55
                    12.001   -    12.250                                  1,204          337,610,236                  24.33
                    12.251   -    12.500                                    222           59,745,863                   4.31
                    12.501   -    12.750                                    269           70,174,576                   5.06
                    12.751   -    13.000                                    317           88,998,558                   6.41
                    13.001   -    13.250                                    178           57,896,999                   4.17
                    13.251   -    13.500                                     16            3,069,537                   0.22
                    13.501   -    13.750                                     12            4,645,045                   0.33
                    13.751   -    14.000                                      8            1,505,732                   0.11
                    14.001   -    14.250                                     15            2,891,870                   0.21
                    14.251   -    14.500                                      3              614,551                   0.04
                    14.501   -    14.750                                      5            1,210,499                   0.09
                    14.751   -    15.000                                      2              234,346                   0.02
                                                                -----------------------------------------------------------------
                           Total                                          4,926       $1,387,540,063                 100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.076%

                                          Periodic Rate Cap of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                            2,953                 $ 812,480,741         58.56%
         1.500                                                                1                       239,605          0.02
         2.000                                                            1,969                   573,802,867         41.35
         2.250                                                                2                       672,850          0.05
         2.850                                                                1                       344,000          0.02
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Non Zero Weighted Average Periodic Rate Cap:                              1.415%

                                           Initial Rate Cap of the Mortgage Loans in Total Group II
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                              208                  $ 52,808,924          3.81%
         3.000                                                               19                     6,539,329          0.47
         4.000                                                                1                       249,318          0.02
         5.000                                                            3,717                 1,046,129,896         75.39
         6.000                                                              981                   281,812,595         20.31
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Non Zero Weighted Average Initial Rate Cap:                               5.079%

                                             Gross Margin of the Mortgage Loans in Total Group II

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     1.501   -    2.000                                       1                    $  325,000          0.02%
                     2.001   -    2.500                                   4,102                 1,167,340,613         84.13
                     2.501   -    3.000                                     409                   107,119,246          7.72
                     3.001   -    3.500                                     190                    51,764,311          3.73
                     3.501   -    4.000                                     122                    35,810,222          2.58
                     4.001   -    4.500                                      55                    14,579,700          1.05
                     4.501   -    5.000                                      20                     4,104,934          0.30
                     5.001   -    5.500                                      26                     5,976,036          0.43
                     5.501   -    6.000                                       1                       520,000          0.04
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.421%

                                 Interest Only Feature of the Mortgage Loans in Total Group II
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               599                 $ 138,812,016         10.00%
         3 Years                                                             37                    12,724,719          0.92
         5 Years                                                            631                   185,618,598         13.38
         10 Years                                                         3,659                 1,050,384,731         75.70
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                            Original Prepayment Penalty Term of the Mortgage Loans in Total Group II
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term (Months)              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             2,913                 $ 832,219,581         59.98%
         3 Months                                                             1                       226,392          0.02
         4 Months                                                             4                     1,263,500          0.09
         5 Months                                                             3                       757,505          0.05
         6 Months                                                           142                    48,635,305          3.51
         7 Months                                                             8                     2,605,766          0.19
         12 Months                                                          207                    68,882,459          4.96
         24 Months                                                           84                    23,812,384          1.72
         36 Months                                                        1,553                   406,921,345         29.33
         60 Months                                                           11                     2,215,827          0.16
                                                                -----------------------------------------------------------------
                           Total                                          4,926                $1,387,540,063        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                    25         $  2,002,801                   2.59%
                   100,001   -    200,000                                    92           13,612,222                  17.59
                   200,001   -    300,000                                    74           18,018,300                  23.29
                   300,001   -    350,000                                    31           10,123,850                  13.09
                   350,001   -    400,000                                    22            8,462,474                  10.94
                   400,001   -    450,000                                     9            3,793,533                   4.90
                   450,001   -    500,000                                    14            6,600,189                   8.53
                   500,001   -    550,000                                     4            2,133,000                   2.76
                   550,001   -    600,000                                     1              598,151                   0.77
                   600,001   -    650,000                                     5            3,203,450                   4.14
                   650,001   -    700,000                                     1              700,000                   0.90
                   700,001   -    800,000                                     2            1,539,086                   1.99
                   800,001   -    900,000                                     2            1,704,365                   2.20
                   900,001   -    1,000,000                                   5            4,878,215                   6.31
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $50,100
         Maximum Original Principal Balance:                                       $1,000,000
         Average Original Principal Balance:                                       $269,802

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                    25         $  2,002,801                   2.59%
                   100,001   -    200,000                                    92           13,612,222                  17.59
                   200,001   -    300,000                                    74           18,018,300                  23.29
                   300,001   -    350,000                                    31           10,123,850                  13.09
                   350,001   -    400,000                                    22            8,462,474                  10.94
                   400,001   -    450,000                                    10            4,243,004                   5.48
                   450,001   -    500,000                                    13            6,150,718                   7.95
                   500,001   -    550,000                                     4            2,133,000                   2.76
                   550,001   -    600,000                                     1              598,151                   0.77
                   600,001   -    650,000                                     5            3,203,450                   4.14
                   650,001   -    700,000                                     1              700,000                   0.90
                   700,001   -    800,000                                     2            1,539,086                   1.99
                   800,001   -    900,000                                     2            1,704,365                   2.20
                   900,001   -    1,000,000                                   5            4,878,215                   6.31
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $50,100
         Maximum Scheduled Principal Balance:                                      $1,000,000
         Average Scheduled Principal Balance:                                      $269,581

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     5.000   -    5.249                                       1                    $  117,903          0.15%
                     5.250   -    5.499                                       2              394,052                   0.51
                     5.500   -    5.749                                       7            2,538,023                   3.28
                     5.750   -    5.999                                      26            8,688,482                  11.23
                     6.000   -    6.249                                      20            6,861,936                   8.87
                     6.250   -    6.499                                      52           13,134,065                  16.98
                     6.500   -    6.749                                      43           10,964,172                  14.17
                     6.750   -    6.999                                      49           13,152,699                  17.00
                     7.000   -    7.249                                      14            4,022,158                   5.20
                     7.250   -    7.499                                      18            4,955,890                   6.41
                     7.500   -    7.749                                      11            2,006,412                   2.59
                     7.750   -    7.999                                      11            4,081,835                   5.28
                     8.000   -    8.249                                      12            3,026,067                   3.91
                     8.250   -    8.499                                      13            1,827,199                   2.36
                     8.500   -    8.749                                       3              898,400                   1.16
                     8.750   -    8.999                                       4              561,945                   0.73
                     9.000   -    9.249                                       1              138,400                   0.18
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    5.000%
         Maximum Mortgage Rate:                                                    9.000%
         Weighted Average Mortgage Rate:                                           6.714%

                                              Original Loan-to-Value Ratios* in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       2                    $  176,100          0.23%
                     30.01   -    40.00                                       1              399,461                   0.52
                     40.01   -    50.00                                       5            1,725,478                   2.23
                     50.01   -    55.00                                       6            1,558,501                   2.01
                     55.01   -    60.00                                       3              822,900                   1.06
                     60.01   -    65.00                                      11            3,868,683                   5.00
                     65.01   -    70.00                                      19            9,370,570                  12.11
                     70.01   -    75.00                                      19            4,823,162                   6.23
                     75.01   -    80.00                                     209           51,107,018                  66.06
                     80.01   -    85.00                                       2              738,952                   0.96
                     85.01   -    90.00                                       6            1,601,960                   2.07
                     90.01   -    95.00                                       3              806,850                   1.04
                     95.01   -    100.00                                      1              370,000                   0.48
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  75.82%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group II-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              1                    $  191,200          0.25%
         Arizona                                                             11                     2,142,313          2.77
         California                                                          67           22,138,236                  28.61
         Colorado                                                             8            1,993,222                   2.58
         District of Columbia                                                 2              403,800                   0.52
         Florida                                                             30            8,850,893                  11.44
         Georgia                                                             27            5,124,569                   6.62
         Hawaii                                                               1              236,000                   0.31
         Idaho                                                                2              623,100                   0.81
         Illinois                                                            12            2,467,988                   3.19
         Indiana                                                              3              323,713                   0.42
         Iowa                                                                 1              221,600                   0.29
         Kentucky                                                             2              199,101                   0.26
         Maryland                                                            19            4,505,977                   5.82
         Massachusetts                                                        4              902,485                   1.17
         Michigan                                                             2              358,190                   0.46
         Minnesota                                                            4              704,206                   0.91
         Missouri                                                             5            1,876,896                   2.43
         Nevada                                                              18            4,367,837                   5.65
         New Jersey                                                           3              816,055                   1.05
         New York                                                             7            3,917,562                   5.06
         North Carolina                                                       2              318,800                   0.41
         North Dakota                                                         1               95,946                   0.12
         Ohio                                                                 6              619,024                   0.80
         Oregon                                                               5              913,274                   1.18
         Pennsylvania                                                         3              377,274                   0.49
         Rhode Island                                                         2              540,812                   0.70
         Tennessee                                                            1               57,650                   0.07
         Texas                                                                7              960,754                   1.24
         Utah                                                                 2              283,025                   0.37
         Virginia                                                            19            7,986,217                  10.32
         Washington                                                          10            2,851,919                   3.69
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         *No more than approximately 4.32% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                               3     $        751,711                   0.97%
                       620   -    639                                        14            3,445,121                   4.45
                       640   -    659                                        31            7,547,326                   9.75
                       660   -    679                                        41           10,873,726                  14.05
                       680   -    699                                        61           16,096,122                  20.80
                       700   -    719                                        42           12,650,866                  16.35
                       720   -    739                                        33            9,243,932                  11.95
                       740   -    759                                        22            6,891,737                   8.91
                       760   -    779                                        16            4,299,938                   5.56
                       780   -    799                                        15            3,635,657                   4.70
                       800   -    819                                         9            1,933,501                   2.50
                                                                -----------------------------------------------------------------
                           Total                                            287     $     77,369,635                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   706

                                         Property Types of the Mortgage Properties in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                           9                  $  3,005,910          3.89%
         Condominium                                                         29            5,954,797                   7.70
         PUD                                                                 64           18,549,432                  23.98
         Single Family                                                      177           48,303,786                  62.43
         Townhouse                                                            8            1,555,711                   2.01
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                            49                  $  8,976,777         11.60%
         Owner Occupied                                                     222                    64,444,442         83.29
         Second Home                                                         16            3,948,416                   5.10
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                  57                  $ 17,245,284         22.29%
         Purchase                                                           203           51,199,664                  66.18
         Rate/Term Refinance                                                 27            8,924,688                  11.54
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                    54                  $ 13,392,561         17.31%
         No Documentation                                                    34                     8,697,438         11.24
         Reduced                                                             39                    11,166,844         14.43
         Stated                                                             160                    44,112,793         57.02
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                  287     $     77,369,635                 100.00%
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                       271                  $ 74,081,099         95.75%
                       360   -    360                                        16                     3,288,536          4.25
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         347
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         357

                                                Index of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR Libor                                                          96                  $ 29,364,347         37.95%
         6 Mo Libor                                                         191                    48,005,289         62.05
                                                                -----------------------------------------------------------------
                           Total                                            287     $     77,369,635                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                           191                  $ 48,005,289         62.05%
         12 Months                                                           96                    29,364,347         37.95
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        22   -    24                                          6     $      1,320,188                   1.71%
                        25   -    27                                         15            3,985,666                   5.15
                        28   -    30                                         22            6,505,158                   8.41
                        31   -    33                                         72           21,578,609                  27.89
                        34   -    36                                        169           43,448,366                  56.16
                        37   -    39                                          2              474,000                   0.61
                        58   -    60                                          1               57,650                   0.07
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         33

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                    10.501   -    10.750                                      1                    $  375,883          0.49%
                    10.751   -    11.000                                      2                       316,919          0.41
                    11.001   -    11.250                                      4            1,961,368                   2.54
                    11.251   -    11.500                                      6            2,341,270                   3.03
                    11.501   -    11.750                                     13            4,036,528                   5.22
                    11.751   -    12.000                                     27            9,325,414                  12.05
                    12.001   -    12.250                                     27            7,609,838                   9.84
                    12.251   -    12.500                                     50           13,338,405                  17.24
                    12.501   -    12.750                                     47           11,004,215                  14.22
                    12.751   -    13.000                                     30            7,911,248                  10.23
                    13.001   -    13.250                                     19            4,976,969                   6.43
                    13.251   -    13.500                                     16            3,069,537                   3.97
                    13.501   -    13.750                                     12            4,645,045                   6.00
                    13.751   -    14.000                                      8            1,505,732                   1.95
                    14.001   -    14.250                                     15            2,891,870                   3.74
                    14.251   -    14.500                                      3              614,551                   0.79
                    14.501   -    14.750                                      5            1,210,499                   1.56
                    14.751   -    15.000                                      2              234,346                   0.30
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.628%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                              122                  $ 27,817,637         35.95%
         2.000                                                              165                    49,551,999         64.05
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.640%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                              207                  $ 52,594,604         67.98%
         3.000                                                               19                     6,539,329          8.45
         5.000                                                                3                       749,700          0.97
         6.000                                                               58                    17,486,002         22.60
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        3.018%

                                            Gross Margin of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     2.001   -    2.500                                     200     $     55,341,325                  71.53%
                     2.501   -    3.000                                      40           12,042,596                  15.57
                     3.001   -    3.500                                      16            2,658,672                   3.44
                     3.501   -    4.000                                       9            2,488,307                   3.22
                     4.001   -    4.500                                       6            1,747,623                   2.26
                     4.501   -    5.000                                      12            2,346,074                   3.03
                     5.001   -    5.500                                       4              745,040                   0.96
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.586%

                                      Interest Only Feature of the Mortgage Loans in Loan Group II-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                            ---
         None                                                                67                  $ 15,971,168         20.64%
         3 Years                                                             37                    12,724,719         16.45
         5 Years                                                             12                     2,985,534          3.86
         10 Years                                                           171                    45,688,214         59.05
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                            ---
         None                                                               198                  $ 54,899,095         70.96%
         6 Months                                                             2                       276,100          0.36
         12 Months                                                           20                     5,148,438          6.65
         24 Months                                                            4                     1,243,146          1.61
         36 Months                                                           63                    15,802,857         20.43
                                                                -----------------------------------------------------------------
                           Total                                            287                  $ 77,369,635        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   126                  $ 10,595,410               1.72%
                   100,001   -    200,000                                   969                   149,616,358              24.27
                   200,001   -    300,000                                   886                   218,536,054              35.44
                   300,001   -    350,000                                   318                   103,443,924              16.78
                   350,001   -    400,000                                   236                    88,512,255              14.36
                   400,001   -    450,000                                    91                    37,499,872               6.08
                   450,001   -    500,000                                     7                     3,351,840               0.54
                   500,001   -    550,000                                     3                     1,573,850               0.26
                   550,001   -    600,000                                     1                       572,000               0.09
                   600,001   -    650,000                                     1                       640,000               0.10
                   650,001   -    700,000                                     1                       664,000               0.11
                   700,001   -    800,000                                     2                     1,547,500               0.25
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $36,000
         Maximum Original Principal Balance:                                       $800,000
         Average Original Principal Balance:                                       $233,659

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   127                  $ 10,652,037          1.73%
                   100,001   -    200,000                                   970                   149,909,509         24.31
                   200,001   -    300,000                                   884                   218,186,277         35.39
                   300,001   -    350,000                                   319                   103,744,724         16.83
                   350,001   -    400,000                                   236           88,512,255                  14.36
                   400,001   -    450,000                                    90           37,199,072                   6.03
                   450,001   -    500,000                                     7            3,351,840                   0.54
                   500,001   -    550,000                                     3            1,573,850                   0.26
                   550,001   -    600,000                                     1              572,000                   0.09
                   600,001   -    650,000                                     1              640,000                   0.10
                   650,001   -    700,000                                     1              664,000                   0.11
                   700,001   -    800,000                                     2            1,547,500                   0.25
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $35,969
         Maximum Scheduled Principal Balance:                                      $800,000
         Average Scheduled Principal Balance:                                      $233,454

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     5.500   -    5.749                                       1                    $  286,400          0.05%
                     6.250   -    6.499                                     236           56,654,123                   9.19
                     6.500   -    6.749                                     627          145,120,966                  23.54
                     6.750   -    6.999                                   1,280          302,704,421                  49.10
                     7.000   -    7.249                                     497          111,787,154                  18.13
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    5.500%
         Maximum Mortgage Rate:                                                    7.000%
         Weighted Average Mortgage Rate:                                           6.753%

                                              Original Loan-to-Value Ratios* in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                      16                  $  2,381,502          0.39%
                     30.01   -    40.00                                      17            2,717,479                   0.44
                     40.01   -    50.00                                      38            6,606,269                   1.07
                     50.01   -    55.00                                      36            8,215,429                   1.33
                     55.01   -    60.00                                      44           11,004,087                   1.78
                     60.01   -    65.00                                     164           37,398,168                   6.07
                     65.01   -    70.00                                     115           23,117,180                   3.75
                     70.01   -    75.00                                     137           30,911,103                   5.01
                     75.01   -    80.00                                   2,052          489,303,960                  79.36
                     80.01   -    85.00                                       4              749,665                   0.12
                     85.01   -    90.00                                      11            2,836,147                   0.46
                     90.01   -    95.00                                       7            1,312,076                   0.21
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  76.85%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                             12              $      1,789,421          0.29%
         Alaska                                                               1                       181,600          0.03
         Arizona                                                            258           56,589,165                   9.18
         Arkansas                                                             1              304,022                   0.05
         California                                                         522          159,434,376                  25.86
         Colorado                                                           115           20,379,017                   3.31
         Connecticut                                                         13            2,932,641                   0.48
         Delaware                                                             4              709,451                   0.12
         District of Columbia                                                11            2,593,431                   0.42
         Florida                                                            333           70,490,110                  11.43
         Georgia                                                            172           29,432,100                   4.77
         Hawaii                                                               6            1,894,144                   0.31
         Idaho                                                                6            1,015,186                   0.16
         Illinois                                                           141           27,966,093                   4.54
         Indiana                                                             12            1,547,696                   0.25
         Iowa                                                                 5              701,046                   0.11
         Kansas                                                               1              220,872                   0.04
         Kentucky                                                             4              832,401                   0.14
         Louisiana                                                            2              681,744                   0.11
         Maryland                                                           138           36,565,715                   5.93
         Massachusetts                                                       24            6,136,788                   1.00
         Michigan                                                            19            4,040,732                   0.66
         Minnesota                                                           46            8,051,551                   1.31
         Mississippi                                                          2              355,120                   0.06
         Missouri                                                             9            1,576,592                   0.26
         Montana                                                              1              207,910                   0.03
         Nevada                                                             180           42,457,194                   6.89
         New Hampshire                                                        6            1,236,286                   0.20
         New Jersey                                                          46           12,684,890                   2.06
         New Mexico                                                          10            1,757,584                   0.29
         New York                                                            59           18,632,019                   3.02
         North Carolina                                                      26            4,638,156                   0.75
         Ohio                                                                20            3,183,872                   0.52
         Oregon                                                              12            2,552,206                   0.41
         Pennsylvania                                                        21            3,615,113                   0.59
         Rhode Island                                                         3              549,800                   0.09
         South Carolina                                                      35            7,147,951                   1.16
         Tennessee                                                           26            4,123,946                   0.67
         Texas                                                               78           12,340,820                   2.00
         Utah                                                                41            6,951,903                   1.13
         Vermont                                                              1              307,000                   0.05
         Virginia                                                           153           41,908,504                   6.80
         Washington                                                          59           14,666,414                   2.38
         Wisconsin                                                            7            1,170,482                   0.19
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         *No more than approximately 1.04% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              15     $      3,329,136                   0.54%
                       600   -    619                                         1              243,599                   0.04
                       620   -    639                                        93           23,269,242                   3.77
                       640   -    659                                       152           35,469,189                   5.75
                       660   -    679                                       407           95,499,117                  15.49
                       680   -    699                                       451          110,624,967                  17.94
                       700   -    719                                       395           92,421,072                  14.99
                       720   -    739                                       397           92,585,410                  15.02
                       740   -    759                                       322           71,903,035                  11.66
                       760   -    779                                       229           51,550,446                   8.36
                       780   -    799                                       143           31,710,124                   5.14
                       800   -    819                                        35            7,800,728                   1.27
                       820   -    839                                         1              147,000                   0.02
                                                                -----------------------------------------------------------------
                           Total                                          2,641     $    616,553,064                 100.00%
                                                                =================================================================

         Weighted Average Credit Score:                                            711

                                         Property Types of the Mortgage Properties in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         120                  $ 36,034,775          5.84%
         CO-OP                                                                3                       581,937          0.09
         Condominium                                                        443                    89,678,881         14.55
         PUD                                                                790          185,379,582                  30.07
         Single Family                                                    1,215          288,626,165                  46.81
         Townhouse                                                           70           16,251,724                   2.64
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           364                  $ 68,673,269         11.14%
         Owner Occupied                                                   2,098                   508,969,099         82.55
         Second Home                                                        179           38,910,696                   6.31
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 408                  $ 99,877,454         16.20%
         Purchase                                                         2,100          485,339,839                  78.72
         Rate/Term Refinance                                                133           31,335,770                   5.08
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   639                 $ 133,028,681         21.58%
         No Documentation                                                   272                    62,739,865         10.18
         Reduced                                                            280                    70,679,127         11.46
         Stated                                                           1,450                   350,105,391         56.78
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                2,641                 $ 616,553,064        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     2,429                 $ 562,499,008         91.23%
                       360   -    360                                       212                    54,054,056          8.77
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         341
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR Libor                                                         556                 $ 145,648,618         23.62%
         6 Mo Libor                                                       2,085                   470,904,445         76.38
                                                                -----------------------------------------------------------------
                           Total                                          2,641     $    616,553,064                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                         2,085                 $ 470,904,445         76.38%
         12 Months                                                          556                   145,648,618         23.62
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        40   -    42                                          1     $        247,256                   0.04%
                        46   -    48                                          3              823,744                   0.13
                        49   -    51                                         18            3,977,529                   0.65
                        52   -    54                                         49            9,717,805                   1.58
                        55   -    57                                        666          152,575,144                  24.75
                        58   -    60                                      1,888          444,702,424                  72.13
                        61   -    63                                         16            4,509,161                   0.73
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.750   or   less                                        1                    $  272,000          0.04%
                    11.001   -    11.250                                     27                     6,339,565          1.03
                    11.251   -    11.500                                    375                    86,762,728         14.07
                    11.501   -    11.750                                    591                   138,396,539         22.45
                    11.751   -    12.000                                  1,054                   244,994,132         39.74
                    12.251   -    12.500                                    155                    37,880,843          6.14
                    12.501   -    12.750                                    194                    46,279,376          7.51
                    12.751   -    13.000                                    244                    55,627,881          9.02
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   11.979%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                            1,503                 $ 334,201,497         54.20%
         1.500                                                                1                       239,605          0.04
         2.000                                                            1,134                   281,095,112         45.59
         2.250                                                                2                       672,850          0.11
         2.850                                                                1                       344,000          0.06
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Non Zero Weighted Average Periodic Rate Cap:                              1.459%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         4.000                                                                1     $        249,318                   0.04%
         5.000                                                            2,067          481,874,587                  78.16
         6.000                                                              573          134,429,158                  21.80
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Non Zero Weighted Average Initial Rate Cap:                               5.218%

                                            Gross Margin of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     1.501   -    2.000                                       1     $        325,000                   0.05%
                     2.001   -    2.500                                   2,199          506,530,744                  82.16
                     2.501   -    3.000                                     243           57,973,065                   9.40
                     3.001   -    3.500                                      89           23,905,687                   3.88
                     3.501   -    4.000                                      62           16,955,001                   2.75
                     4.001   -    4.500                                      29            6,852,858                   1.11
                     4.501   -    5.000                                       5            1,069,150                   0.17
                     5.001   -    5.500                                      13            2,941,559                   0.48
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.434%

                                      Interest Only Feature of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               312                  $ 62,489,471         10.14%
         5 Years                                                            373                    96,019,431         15.57
         10 Years                                                         1,956                   458,044,162         74.29
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             1,552                 $ 359,716,528         58.34%
         3 Months                                                             1                       226,392          0.04
         5 Months                                                             1                       416,400          0.07
         6 Months                                                            72                    18,648,238          3.02
         7 Months                                                             3                       779,844          0.13
         12 Months                                                           87                    23,210,733          3.76
         24 Months                                                           48                    12,380,717          2.01
         36 Months                                                          870                   199,525,759         32.36
         60 Months                                                            7                     1,648,451          0.27
                                                                -----------------------------------------------------------------
                           Total                                          2,641                 $ 616,553,064        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   102                  $  8,476,316          1.22%
                   100,001   -    200,000                                   550                    83,519,563         12.04
                   200,001   -    300,000                                   476                   117,998,741         17.01
                   300,001   -    350,000                                   151                    48,698,437          7.02
                   350,001   -    400,000                                   125                    46,932,057          6.77
                   400,001   -    450,000                                   120                    51,332,252          7.40
                   450,001   -    500,000                                   142                    67,497,823          9.73
                   500,001   -    550,000                                    64                    33,477,575          4.83
                   550,001   -    600,000                                    63                    36,658,474          5.29
                   600,001   -    650,000                                    40                    24,841,926          3.58
                   650,001   -    700,000                                    13                     8,798,297          1.27
                   700,001   -    800,000                                    30                    22,520,848          3.25
                   800,001   -    900,000                                    21                    17,991,258          2.59
                   900,001   -    1,000,000                                  50                    48,893,837          7.05
                 1,000,001   -    1,100,000                                   3                     3,190,000          0.46
                 1,100,001   -    1,200,000                                   7                     8,080,800          1.17
                 1,200,001   -    1,300,000                                   5                     6,253,200          0.90
                 1,300,001   -    1,400,000                                   8                    10,844,635          1.56
                 1,400,001   -    1,500,000                                   9                    13,321,615          1.92
                 1,500,001   or   greater                                    19                    34,289,712          4.94
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $43,200
         Maximum Original Principal Balance:                                       $2,030,000
         Average Original Principal Balance:                                       $347,614

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   105                  $  8,680,068          1.25%
                   100,001   -    200,000                                   548           83,398,983                  12.02
                   200,001   -    300,000                                   476          117,998,741                  17.01
                   300,001   -    350,000                                   151           48,698,437                   7.02
                   350,001   -    400,000                                   125           46,932,057                   6.77
                   400,001   -    450,000                                   120           51,332,252                   7.40
                   450,001   -    500,000                                   142           67,497,823                   9.73
                   500,001   -    550,000                                    64           33,477,575                   4.83
                   550,001   -    600,000                                    63           36,658,474                   5.29
                   600,001   -    650,000                                    39           24,758,754                   3.57
                   650,001   -    700,000                                    13            8,798,297                   1.27
                   700,001   -    800,000                                    30           22,520,848                   3.25
                   800,001   -    900,000                                    21           17,991,258                   2.59
                   900,001   -    1,000,000                                  50           48,893,837                   7.05
                 1,000,001   -    1,100,000                                   3            3,190,000                   0.46
                 1,100,001   -    1,200,000                                   7            8,080,800                   1.17
                 1,200,001   -    1,300,000                                   6            7,550,081                   1.09
                 1,300,001   -    1,400,000                                   7            9,547,754                   1.38
                 1,400,001   -    1,500,000                                   9           13,321,615                   1.92
                 1,500,001   or   greater                                    19           34,289,712                   4.94
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $20,737
         Maximum Scheduled Principal Balance:                                      $2,030,000
         Average Scheduled Principal Balance:                                      $347,156

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     4.750   -    4.999                                       2                    $  277,302          0.04%
                     5.000   -    5.249                                       3            1,273,000                   0.18
                     5.250   -    5.499                                      11            3,179,558                   0.46
                     5.500   -    5.749                                      11            2,752,494                   0.40
                     5.750   -    5.999                                      50           15,475,478                   2.23
                     6.000   -    6.249                                     120           33,770,820                   4.87
                     6.250   -    6.499                                     153           48,442,127                   6.98
                     6.500   -    6.749                                      86           47,444,677                   6.84
                     6.750   -    6.999                                     208          121,529,588                  17.52
                     7.000   -    7.249                                     619          203,991,303                  29.41
                     7.250   -    7.499                                     735          215,481,017                  31.07
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    4.875%
         Maximum Mortgage Rate:                                                    7.350%
         Weighted Average Mortgage Rate:                                           6.908%

                                              Original Loan-to-Value Ratios* in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       4                  $  1,289,228          0.19%
                     30.01   -    40.00                                      16            4,753,744                   0.69
                     40.01   -    50.00                                      21            8,831,997                   1.27
                     50.01   -    55.00                                      15            5,661,646                   0.82
                     55.01   -    60.00                                      35           17,596,031                   2.54
                     60.01   -    65.00                                     162           79,241,107                  11.42
                     65.01   -    70.00                                     153           68,135,849                   9.82
                     70.01   -    75.00                                     126           60,975,988                   8.79
                     75.01   -    80.00                                   1,454          444,638,840                  64.10
                     85.01   -    90.00                                       8            1,803,604                   0.26
                     90.01   -    95.00                                       4              689,331                   0.10
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  75.02%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              8                  $  2,220,309          0.32%
         Arizona                                                            204                    59,326,656          8.55
         Arkansas                                                             2                       238,800          0.03
         California                                                         484                   234,805,098         33.85
         Colorado                                                            71                    17,155,366          2.47
         Connecticut                                                          8                     2,418,382          0.35
         Delaware                                                             4            2,720,488                   0.39
         District of Columbia                                                 3            1,038,210                   0.15
         Florida                                                            227           74,490,947                  10.74
         Georgia                                                            144           27,024,717                   3.90
         Hawaii                                                               4            4,517,100                   0.65
         Idaho                                                                1              133,000                   0.02
         Illinois                                                            64           14,655,106                   2.11
         Indiana                                                              2              233,406                   0.03
         Iowa                                                                 2              222,751                   0.03
         Kansas                                                               2              324,088                   0.05
         Kentucky                                                            11            1,942,526                   0.28
         Louisiana                                                           10            2,306,192                   0.33
         Maryland                                                            94           37,570,617                   5.42
         Massachusetts                                                       31           10,091,475                   1.45
         Michigan                                                            10            2,456,749                   0.35
         Minnesota                                                           25            8,077,133                   1.16
         Missouri                                                             9            1,373,421                   0.20
         Nebraska                                                             1              167,968                   0.02
         Nevada                                                             142           45,173,626                   6.51
         New Hampshire                                                        4            2,482,353                   0.36
         New Jersey                                                          37           14,775,961                   2.13
         New Mexico                                                           7            2,314,587                   0.33
         New York                                                            28           11,330,502                   1.63
         North Carolina                                                      19            4,163,531                   0.60
         Ohio                                                                17            3,666,504                   0.53
         Oregon                                                               8            1,901,300                   0.27
         Pennsylvania                                                         8            2,809,806                   0.41
         Rhode Island                                                         2              533,800                   0.08
         South Carolina                                                      22            6,763,876                   0.98
         Tennessee                                                           16            2,568,936                   0.37
         Texas                                                               53           10,577,033                   1.52
         Utah                                                                26            9,366,847                   1.35
         Vermont                                                              3            1,685,635                   0.24
         Virginia                                                           138           56,116,774                   8.09
         Washington                                                          36           10,079,550                   1.45
         Wisconsin                                                           11            1,796,240                   0.26
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         *No more than approximately 0.67% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              11     $      2,358,375                   0.34%
                       600   -    619                                         2            1,015,110                   0.15
                       620   -    639                                        93           29,249,392                   4.22
                       640   -    659                                       134           41,969,028                   6.05
                       660   -    679                                       300          104,268,968                  15.03
                       680   -    699                                       402          145,225,486                  20.94
                       700   -    719                                       323          105,005,948                  15.14
                       720   -    739                                       268          102,647,016                  14.80
                       740   -    759                                       213           74,251,434                  10.70
                       760   -    779                                       154           55,099,014                   7.94
                       780   -    799                                        79           25,233,087                   3.64
                       800   -    819                                        19            7,294,506                   1.05
                                                                -----------------------------------------------------------------
                           Total                                          1,998     $    693,617,364                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   708

                                         Property Types of the Mortgage Properties in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                         107                  $ 37,283,644          5.38%
         Condominium                                                        241           61,570,324                   8.88
         Manufactured Home                                                    1              425,000                   0.06
         PUD                                                                591          196,393,609                  28.31
         Single Family                                                    1,006          384,531,527                  55.44
         Townhouse                                                           52           13,413,261                   1.93
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           339                  $ 80,514,151         11.61%
         Owner Occupied                                                   1,517                   566,309,521         81.65
         Second Home                                                        142           46,793,693                   6.75
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 323                 $ 142,157,943         20.50%
         Purchase                                                         1,569          504,116,298                  72.68
         Rate/Term Refinance                                                106           47,343,123                   6.83
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   354                 $ 100,693,517         14.52%
         No Documentation                                                   245                    80,333,181         11.58
         Reduced                                                            314                   113,242,659         16.33
         Stated                                                           1,085                   399,348,007         57.57
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                1,998                 $ 693,617,364        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     1,785                 $ 622,707,339         89.78%
                       360   -    360                                       213                    70,910,025         10.22
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         313
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR Libor                                                         312     $    111,513,375                  16.08%
         6 Mo Libor                                                       1,686          582,103,989                  83.92
                                                                -----------------------------------------------------------------
                           Total                                          1,998     $    693,617,364                 100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                         1,686                 $ 582,103,989         83.92%
         12 Months                                                          312                   111,513,375         16.08
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        13   -    15                                          1     $         40,468                   0.01%
                        40   -    42                                          1               85,610                   0.01
                        46   -    48                                         11            2,625,248                   0.38
                        49   -    51                                         24            5,534,685                   0.80
                        52   -    54                                         51           18,769,994                   2.71
                        55   -    57                                        435          177,902,463                  25.65
                        58   -    60                                      1,461          483,903,956                  69.77
                        61   -    63                                         14            4,754,940                   0.69
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.751 -      10.000                                      1     $        183,946                   0.03%
                    10.001 -      10.250                                      3            1,156,900                   0.17
                    10.251 -      10.500                                      5            1,025,817                   0.15
                    10.501 -      10.750                                     16            4,150,975                   0.60
                    10.751 -      11.000                                     60           19,292,930                   2.78
                    11.001 -      11.250                                    128           34,278,593                   4.94
                    11.251 -      11.500                                     44           22,986,345                   3.31
                    11.501 -      11.750                                     95           52,748,737                   7.60
                    11.751 -      12.000                                    222          127,995,663                  18.45
                    12.001   -    12.250                                  1,177                   330,000,398         47.58
                    12.251   -    12.500                                     17                     8,526,615          1.23
                    12.501   -    12.750                                     28           12,890,986                   1.86
                    12.751   -    13.000                                     43           25,459,429                   3.67
                    13.001   -    13.250                                    159           52,920,030                   7.63
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   12.101%

                                          Periodic Rate Cap of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                            1,328                 $ 450,461,608         64.94%
         2.000                                                              670                   243,155,757         35.06
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.351%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                                1     $        214,320                   0.03%
         5.000                                                            1,647          563,505,609                  81.24
         6.000                                                              350          129,897,435                  18.73
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        5.186%

                                            Gross Margin of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     2.001   -    2.500                                   1,703     $    605,468,544                  87.29%
                     2.501   -    3.000                                     126           37,103,586                   5.35
                     3.001   -    3.500                                      85           25,199,953                   3.63
                     3.501   -    4.000                                      51           16,366,914                   2.36
                     4.001   -    4.500                                      20            5,979,219                   0.86
                     4.501   -    5.000                                       3              689,711                   0.10
                     5.001   -    5.500                                       9            2,289,437                   0.33
                     5.501   -    6.000                                       1              520,000                   0.07
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.391%

                                 Interest Only Feature of the Mortgage Loans in Loan Group II-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               220                  $ 60,351,376          8.70%
         5 Years                                                            246                    86,613,633         12.49
         10 Years                                                         1,532                   546,652,355         78.81
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                           Original Prepayment Penalty Term of the Mortgage Loans in Loan Group II-3
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         None                                                             1,163     $    417,603,958                  60.21%
         4 Months                                                             4            1,263,500                   0.18
         5 Months                                                             2              341,105                   0.05
         6 Months                                                            68           29,710,967                   4.28
         7 Months                                                             5            1,825,922                   0.26
         12 Months                                                          100           40,523,287                   5.84
         24 Months                                                           32           10,188,521                   1.47
         36 Months                                                          620          191,592,729                  27.62
         60 Months                                                            4              567,376                   0.08
                                                                -----------------------------------------------------------------
                           Total                                          1,998                 $ 693,617,364        100.00%
                                                                =================================================================

                                  Principal Balances of the Mortgage Loans at Origination in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   136                  $ 11,166,672               0.96%
                   100,001   -    200,000                                   908                   139,695,841              12.07
                   200,001   -    300,000                                   832                   207,272,490              17.91
                   300,001   -    350,000                                   283                    91,975,135               7.95
                   350,001   -    400,000                                   246                    92,713,280               8.01
                   400,001   -    450,000                                   197                    84,001,015               7.26
                   450,001   -    500,000                                   203                    96,061,796               8.30
                   500,001   -    550,000                                   143                    74,994,850               6.48
                   550,001   -    600,000                                    98                    56,548,456               4.89
                   600,001   -    650,000                                    99                    62,628,638               5.41
                   650,001   -    700,000                                    24                    16,293,315               1.41
                   700,001   -    800,000                                    47                    35,193,055               3.04
                   800,001   -    900,000                                    37                    31,709,283               2.74
                   900,001   -    1,000,000                                  39                    37,423,761               3.23
                 1,000,001   -    1,100,000                                   2                     2,043,010               0.18
                 1,100,001   -    1,200,000                                  10                    11,738,405               1.01
                 1,200,001   -    1,300,000                                   4                     4,950,935               0.43
                 1,300,001   -    1,400,000                                   4                     5,456,250               0.47
                 1,400,001   -    1,500,000                                  13                    19,098,514               1.65
                 1,500,001   or   greater                                    27                    76,525,010               6.61
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713             100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $25,000
         Maximum Original Principal Balance:                                       $6,000,000
         Average Original Principal Balance:                                       $345,989

                         Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   136                  $ 11,166,672          0.96%
                   100,001   -    200,000                                   908          139,695,841                  12.07
                   200,001   -    300,000                                   836          208,350,760                  18.00
                   300,001   -    350,000                                   280           91,161,865                   7.88
                   350,001   -    400,000                                   247           93,113,280                   8.04
                   400,001   -    450,000                                   197           84,001,015                   7.26
                   450,001   -    500,000                                   204           96,611,468                   8.35
                   500,001   -    550,000                                   142           74,530,958                   6.44
                   550,001   -    600,000                                    98           56,548,456                   4.89
                   600,001   -    650,000                                    99           62,628,638                   5.41
                   650,001   -    700,000                                    24           16,293,315                   1.41
                   700,001   -    800,000                                    47           35,495,263                   3.07
                   800,001   -    900,000                                    36           30,921,295                   2.67
                   900,001   -    1,000,000                                  38           37,158,761                   3.21
                 1,000,001   -    1,100,000                                   2            2,043,010                   0.18
                 1,100,001   -    1,200,000                                  10           11,738,405                   1.01
                 1,200,001   -    1,300,000                                   4            4,950,935                   0.43
                 1,300,001   -    1,400,000                                   4            5,456,250                   0.47
                 1,400,001   -    1,500,000                                  13           19,098,514                   1.65
                 1,500,001   or   greater                                    27           76,525,010                   6.61
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $24,958
         Maximum Scheduled Principal Balance:                                      $5,961,500
         Average Scheduled Principal Balance:                                      $345,313

                                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     3.250   -    3.499                                       1                    $  246,073          0.02%
                     4.000   -    4.249                                       2              394,701                   0.03
                     4.250   -    4.499                                       1              415,851                   0.04
                     4.500   -    4.749                                       4              985,758                   0.09
                     4.750   -    4.999                                       5            1,261,817                   0.11
                     5.000   -    5.249                                      16            4,264,798                   0.37
                     5.250   -    5.499                                      34            9,873,716                   0.85
                     5.500   -    5.749                                      90           24,713,210                   2.14
                     5.750   -    5.999                                     226           66,692,212                   5.76
                     6.000   -    6.249                                     327          102,435,854                   8.85
                     6.250   -    6.499                                     562          188,483,784                  16.28
                     6.500   -    6.749                                     711          246,919,976                  21.33
                     6.750   -    6.999                                     753          278,464,841                  24.06
                     7.000   -    7.249                                     342          126,973,839                  10.97
                     7.250   -    7.499                                      88           28,921,267                   2.50
                     7.500   -    7.749                                      96           41,812,507                   3.61
                     7.750   -    7.999                                      65           17,590,605                   1.52
                     8.000   -    8.249                                      14            7,497,223                   0.65
                     8.250   -    8.499                                      10            7,935,745                   0.69
                     8.500   -    8.749                                       3              756,291                   0.07
                     9.000   -    9.249                                       2              849,646                   0.07
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    3.375%
         Maximum Mortgage Rate:                                                    9.000%
         Weighted Average Mortgage Rate:                                           6.606%

                                              Original Loan-to-Value Ratios* in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                      18                  $  7,076,335          0.61%
                     30.01   -    40.00                                      29            9,303,105                   0.80
                     40.01   -    50.00                                      60           19,180,589                   1.66
                     50.01   -    55.00                                      40           18,915,027                   1.63
                     55.01   -    60.00                                      68           38,941,814                   3.36
                     60.01   -    65.00                                      92           45,556,194                   3.94
                     65.01   -    70.00                                     187           90,709,373                   7.84
                     70.01   -    75.00                                     275          124,965,757                  10.80
                     75.01   -    80.00                                   2,284          726,987,409                  62.81
                     80.01   -    85.00                                      41           10,971,974                   0.95
                     85.01   -    90.00                                     175           44,674,059                   3.86
                     90.01   -    95.00                                      80           19,702,903                   1.70
                     95.01   -    100.00                                      3              505,174                   0.04
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  75.87%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                    Geographic Distribution* of the Mortgage Properties in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                             19              $      5,870,105          0.51%
         Alaska                                                               4                     1,186,253          0.10
         Arizona                                                            167                    41,540,698          3.59
         Arkansas                                                             2                       400,415          0.03
         California                                                       1,118                   531,313,690         45.90
         Colorado                                                            94                    27,146,703          2.35
         Connecticut                                                         15                     7,232,192          0.62
         Delaware                                                             3                     1,328,872          0.11
         District of Columbia                                                14                     5,789,872          0.50
         Florida                                                            444                   121,890,703         10.53
         Georgia                                                             89                    19,412,486          1.68
         Hawaii                                                              37                    23,062,500          1.99
         Idaho                                                               39                     7,270,574          0.63
         Illinois                                                           105                    29,940,126          2.59
         Indiana                                                             21                     4,065,829          0.35
         Iowa                                                                 5                     1,191,853          0.10
         Kansas                                                               4                       717,107          0.06
         Kentucky                                                            15                     2,270,428          0.20
         Louisiana                                                            7                     2,389,875          0.21
         Maine                                                                2                       548,956          0.05
         Maryland                                                            78                    27,330,592          2.36
         Massachusetts                                                       37                    11,125,738          0.96
         Michigan                                                            37                     6,616,668          0.57
         Minnesota                                                           29                     6,402,539          0.55
         Mississippi                                                          7                       928,457          0.08
         Missouri                                                            14                     1,779,231          0.15
         Montana                                                              7                     3,080,317          0.27
         Nebraska                                                             1                        79,200          0.01
         Nevada                                                             211                    61,911,759          5.35
         New Hampshire                                                        4                       530,500          0.05
         New Jersey                                                          41                    12,691,600          1.10
         New Mexico                                                          14                     3,790,970          0.33
         New York                                                            36                    20,551,016          1.78
         North Carolina                                                      34                     8,320,194          0.72
         Ohio                                                                55                     7,792,854          0.67
         Oklahoma                                                             4                       692,240          0.06
         Oregon                                                              40                     9,367,783          0.81
         Pennsylvania                                                        26                     5,501,331          0.48
         Rhode Island                                                         2                     1,037,721          0.09
         South Carolina                                                      38                     8,014,322          0.69
         Tennessee                                                           21                     5,121,153          0.44
         Texas                                                               53                    10,935,465          0.94
         Utah                                                                58                    15,772,675          1.36
         Virginia                                                           127                    43,076,746          3.72
         Washington                                                         154                    45,893,308          3.96
         West Virginia                                                        1                       104,000          0.01
         Wisconsin                                                           14                     2,194,047          0.19
         Wyoming                                                              5                     2,278,047          0.20
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         *No more than approximately 0.87% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                             Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              20     $      5,272,499                   0.46%
                       550   -    574                                         1              805,500                   0.07
                       575   -    599                                        12            2,686,458                   0.23
                       600   -    619                                        39           10,199,301                   0.88
                       620   -    639                                       228           76,058,925                   6.57
                       640   -    659                                       317          108,895,268                   9.41
                       660   -    679                                       488          162,778,147                  14.06
                       680   -    699                                       497          185,962,955                  16.07
                       700   -    719                                       554          195,019,543                  16.85
                       720   -    739                                       362          123,144,858                  10.64
                       740   -    759                                       329          117,800,743                  10.18
                       760   -    779                                       276           98,972,425                   8.55
                       780   -    799                                       166           50,803,398                   4.39
                       800   -    819                                        61           18,676,392                   1.61
                       820   -    839                                         2              413,300                   0.04
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   705

                                         Property Types of the Mortgage Properties in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                          99                  $ 40,023,996          3.46%
         CO-OP                                                                1                       280,000          0.02
         Condominium                                                        613                   165,313,527         14.28
         PUD                                                                943          345,053,663                  29.81
         Single Family                                                    1,696          606,818,527                  52.43
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                          Occupancy Status of Mortgage Properties in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           335                 $ 103,301,411          8.92%
         Owner Occupied                                                   2,794                   987,565,016         85.32
         Second Home                                                        223                    66,623,286          5.76
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 852                 $ 317,416,503         27.42%
         Purchase                                                         2,121          707,811,421                  61.15
         Rate/Term Refinance                                                379          132,261,789                  11.43
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                 1,029                 $ 294,966,923         25.48%
         No Documentation                                                    99                    26,367,853          2.28
         Reduced                                                            504                   140,744,025         12.16
         Stated                                                           1,720                   695,410,913         60.08
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                  Original Terms to Stated Maturity of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term (Months)                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                3,352                $1,157,489,713        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     3,079                $1,045,996,661         90.37%
                       360   -    360                                       273                   111,493,052          9.63
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         341
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                                Index of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                            13     $      2,905,917                   0.25%
         1 YR Libor                                                       2,871        1,002,619,444                  86.62
         6 Mo Libor                                                         468                   151,964,351         13.13
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                      Rate Adjustment Frequency of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6  Months                                                          468     $    151,964,351                  13.13%
         12 Months                                                        2,884        1,005,525,361                  86.87
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        10   -    12                                          1     $        514,590                   0.04%
                        40   -    42                                          1              280,000                   0.02
                        46   -    48                                          1              168,441                   0.01
                        49   -    51                                         23            5,986,307                   0.52
                        52   -    54                                         40           16,613,743                   1.44
                        55   -    57                                        402          126,683,237                  10.94
                        58   -    60                                      2,884        1,007,243,395                  87.02
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group III
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    9.750                                      10                  $  2,698,017          0.23%
                     9.751   -    10.000                                     11            2,245,038                   0.19
                    10.001   -    10.250                                     17            5,581,760                   0.48
                    10.251   -    10.500                                     41           13,196,184                   1.14
                    10.501   -    10.750                                    104           28,905,379                   2.50
                    10.751   -    11.000                                    262           78,455,451                   6.78
                    11.001   -    11.250                                    367          123,234,208                  10.65
                    11.251   -    11.500                                    591          192,296,930                  16.61
                    11.501   -    11.750                                    585          217,439,038                  18.79
                    11.751   -    12.000                                    576          218,797,284                  18.90
                    12.001   -    12.250                                    233           86,390,676                   7.46
                    12.251   -    12.500                                    209           77,470,118                   6.69
                    12.501   -    12.750                                    157           47,819,964                   4.13
                    12.751   -    13.000                                    121           36,027,966                   3.11
                    13.001   -    13.250                                     46           20,812,315                   1.80
                    13.251   -    13.500                                      5            1,530,140                   0.13
                    13.501   -    13.750                                      5            1,132,284                   0.10
                    13.751   -    14.000                                      7            1,490,736                   0.13
                    14.001   -    14.250                                      1              303,000                   0.03
                    14.251   -    14.500                                      1              179,991                   0.02
                    14.501   -    14.750                                      1              392,000                   0.03
                    14.751   -    15.000                                      1              576,646                   0.05
                    16.001   +                                                1              514,590                   0.04
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   11.741%

                                          Periodic Rate Cap of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                               62                  $ 21,014,447          1.82%
         2.000                                                            3,289                 1,136,241,781         98.16
         2.250                                                                1                       233,484          0.02
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Non Zero Weighted Average Periodic Rate Cap:                              1.982%

                                          Initial Rate Cap of the Mortgage Loans in Total Group III
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                              109                  $ 26,029,707          2.25%
         3.000                                                                2                       518,400          0.04
         5.000                                                            2,840                 1,001,255,863         86.50
         6.000                                                              401                   129,685,742         11.20
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Non Zero Weighted Average Initial Rate Cap:                               5.044%

                                            Gross Margin of the Mortgage Loans in Total Group III

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     1.501   -    2.000                                       1                    $  994,872          0.09%
                     2.001   -    2.500                                   3,109                 1,091,631,776         94.31
                     2.501   -    3.000                                     172                    45,558,262          3.94
                     3.001   -    3.500                                      57                    16,079,248          1.39
                     3.501   -    4.000                                       7                     1,937,240          0.17
                     4.001   -    4.500                                       3                       520,237          0.04
                     4.501   -    5.000                                       2                       568,279          0.05
                     6.001   -    6.500                                       1                       199,799          0.02
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.291%

                                 Interest Only Feature of the Mortgage Loans in Total Group III
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               372                 $ 110,113,710          9.51%
         5 Years                                                          2,256                   812,106,102         70.16
         10 Years                                                           724                   235,269,901         20.33
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                           Original Prepayment Penalty Term of the Mortgage Loans in Total Group III
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term (Months)              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             2,166                 $ 722,941,890         62.46%
         24 Months                                                            9                     2,296,310          0.20
         36 Months                                                          367                   129,718,292         11.21
         60 Months                                                          284                    87,538,689          7.56
         6 Months                                                             1                       351,192          0.03
         12 Months                                                          525                   214,643,340         18.54
                                                                -----------------------------------------------------------------
                           Total                                          3,352                $1,157,489,713        100.00%
                                                                =================================================================

                                 Principal Balances of the Mortgage Loans at Origination in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                    29                  $  2,300,177          1.48%
                   100,001   -    200,000                                   196           29,940,815                  19.27
                   200,001   -    300,000                                   234           58,617,311                  37.73
                   300,001   -    350,000                                    84           27,423,611                  17.65
                   350,001   -    400,000                                    73           27,463,129                  17.68
                   400,001   -    450,000                                    18            7,433,461                   4.78
                   450,001   -    500,000                                     1              472,500                   0.30
                   500,001   -    550,000                                     1              543,800                   0.35
                   550,001   -    600,000                                     1              576,800                   0.37
                   600,001   -    650,000                                     1              601,128                   0.39
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $50,000
         Maximum Original Principal Balance:                                       $601,128
         Average Original Principal Balance:                                       $243,671

                        Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                    29                  $  2,300,177          1.48%
                   100,001   -    200,000                                   196           29,940,815                  19.27
                   200,001   -    300,000                                   235           58,915,061                  37.92
                   300,001   -    350,000                                    83           27,125,861                  17.46
                   350,001   -    400,000                                    73           27,463,129                  17.68
                   400,001   -    450,000                                    18            7,433,461                   4.78
                   450,001   -    500,000                                     1              472,500                   0.30
                   500,001   -    550,000                                     1              543,800                   0.35
                   550,001   -    600,000                                     1              576,800                   0.37
                   600,001   -    650,000                                     1              601,128                   0.39
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $50,000
         Maximum Scheduled Principal Balance:                                      $601,128
         Average Scheduled Principal Balance:                                      $243,531

                               Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     3.250   -    3.499                                       1                    $  246,073          0.16%
                     4.000   -    4.249                                       2              394,701                   0.25
                     4.250   -    4.499                                       1              415,851                   0.27
                     4.500   -    4.749                                       1              120,000                   0.08
                     4.750   -    4.999                                       4            1,009,867                   0.65
                     5.000   -    5.249                                      12            2,862,023                   1.84
                     5.250   -    5.499                                      23            5,056,806                   3.25
                     5.500   -    5.749                                      69           15,883,264                  10.22
                     5.750   -    5.999                                     165           39,222,628                  25.24
                     6.000   -    6.249                                     236           59,455,357                  38.27
                     6.250   -    6.499                                     106           26,673,075                  17.17
                     6.500   -    6.749                                      18            4,033,086                   2.60
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    3.375%
         Maximum Mortgage Rate:                                                    6.625%
         Weighted Average Mortgage Rate:                                           5.934%

                                              Original Loan-to-Value Ratios* in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       7                  $  1,059,017          0.68%
                     30.01   -    40.00                                      13            2,900,104                   1.87
                     40.01   -    50.00                                      20            3,813,530                   2.45
                     50.01   -    55.00                                      16            3,472,586                   2.24
                     55.01   -    60.00                                      12            2,967,733                   1.91
                     60.01   -    65.00                                      26            6,499,374                   4.18
                     65.01   -    70.00                                      34            8,067,130                   5.19
                     70.01   -    75.00                                      39            9,770,604                   6.29
                     75.01   -    80.00                                     366           91,078,032                  58.62
                     80.01   -    85.00                                      19            4,498,212                   2.90
                     85.01   -    90.00                                      75           18,173,667                  11.70
                     90.01   -    95.00                                      11            3,072,743                   1.98
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  76.47%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                   Geographic Distribution* of the Mortgage Properties in Loan Group III-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              6                  $  1,081,364          0.70%
         Alaska                                                               1                       199,799          0.13
         Arizona                                                             28            5,866,232                   3.78
         Arkansas                                                             1              242,910                   0.16
         California                                                         166           50,418,990                  32.45
         Colorado                                                            19            3,960,807                   2.55
         Connecticut                                                          4              988,573                   0.64
         District of Columbia                                                 4            1,408,300                   0.91
         Florida                                                             52           12,015,398                   7.73
         Georgia                                                             27            4,652,360                   2.99
         Hawaii                                                               7            2,428,543                   1.56
         Idaho                                                               12            2,303,574                   1.48
         Illinois                                                            20            4,240,881                   2.73
         Indiana                                                              4              458,082                   0.29
         Iowa                                                                 1              186,096                   0.12
         Kansas                                                               1              110,278                   0.07
         Kentucky                                                             4              545,700                   0.35
         Louisiana                                                            4            1,131,284                   0.73
         Maine                                                                1              296,956                   0.19
         Maryland                                                            16            4,599,916                   2.96
         Massachusetts                                                        8            2,029,302                   1.31
         Michigan                                                            11            1,814,759                   1.17
         Minnesota                                                           10            1,928,056                   1.24
         Mississippi                                                          3              441,282                   0.28
         Missouri                                                             6              813,440                   0.52
         Montana                                                              3              513,741                   0.33
         Nevada                                                              50           12,136,155                   7.81
         New Hampshire                                                        3              386,500                   0.25
         New Jersey                                                           8            1,918,326                   1.23
         New Mexico                                                           3              672,000                   0.43
         New York                                                             7            1,918,765                   1.23
         North Carolina                                                       7            1,196,257                   0.77
         Ohio                                                                15            2,374,464                   1.53
         Oregon                                                              15            3,431,124                   2.21
         Pennsylvania                                                         6            1,493,723                   0.96
         Rhode Island                                                         1              380,000                   0.24
         South Carolina                                                       5              884,710                   0.57
         Tennessee                                                            6            1,185,002                   0.76
         Texas                                                                8            1,597,862                   1.03
         Utah                                                                10            2,005,751                   1.29
         Virginia                                                            34            8,570,995                   5.52
         Washington                                                          36            9,663,833                   6.22
         Wisconsin                                                            5              880,641                   0.57
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         *No more than approximately 0.84% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                            Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group III-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       620   -    639                                        56     $     12,241,152                   7.88%
                       640   -    659                                        76           17,273,698                  11.12
                       660   -    679                                        73           16,795,433                  10.81
                       680   -    699                                        96           23,001,702                  14.80
                       700   -    719                                        96           24,811,233                  15.97
                       720   -    739                                        57           14,336,868                   9.23
                       740   -    759                                        61           15,863,091                  10.21
                       760   -    779                                        61           15,505,032                   9.98
                       780   -    799                                        48           11,981,358                   7.71
                       800   -    819                                        14            3,563,165                   2.29
                                                                -----------------------------------------------------------------
                           Total                                            638     $    155,372,731                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   709

                                        Property Types of the Mortgage Properties in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                          10                  $  3,634,950          2.34%
         CO-OP                                                                1              280,000                   0.18
         Condominium                                                         69           16,233,722                  10.45
         PUD                                                                198           50,902,432                  32.76
         Single Family                                                      360           84,321,628                  54.27
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                         Occupancy Status of Mortgage Properties in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                            31                  $  5,576,842          3.59%
         Owner Occupied                                                     565                   139,002,705         89.46
         Second Home                                                         42           10,793,185                   6.95
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 224                  $ 52,340,182         33.69%
         Purchase                                                           310           80,082,277                  51.54
         Rate/Term Refinance                                                104           22,950,272                  14.77
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   349                  $ 80,235,153         51.64%
         Reduced                                                            154                    40,597,063         26.13
         Stated                                                             135                    34,540,515         22.23
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                 Original Terms to Stated Maturity of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                  638                 $ 155,372,731        100.00%
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                       590                 $ 143,979,761         92.67%
                       360   -    360                                        48                    11,392,970          7.33
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         341
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                               Index of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                             5                  $  1,102,678          0.71%
         1 YR Libor                                                         552                   132,398,904         85.21
         6 Mo Libor                                                          81                    21,871,150         14.08
                                                                -----------------------------------------------------------------
                           Total                                            638     $    155,372,731                 100.00%
                                                                =================================================================

                                     Rate Adjustment Frequency of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                            81                  $ 21,871,150         14.08%
         12 Months                                                          557                   133,501,581         85.92
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                  Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        40   -    42                                          1     $        280,000                   0.18%
                        46   -    48                                          1              168,441                   0.11
                        49   -    51                                         13            2,913,153                   1.87
                        52   -    54                                         14            3,720,409                   2.39
                        55   -    57                                        103           26,285,008                  16.92
                        58   -    60                                        506          122,005,720                  78.52
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     0.000   -    9.750                                       6                  $  1,580,309          1.02%
                     9.751   -    10.000                                     10                     2,113,356          1.36
                    10.001   -    10.250                                     11            2,851,330                   1.84
                    10.251   -    10.500                                     27            6,195,718                   3.99
                    10.501   -    10.750                                     76           17,904,775                  11.52
                    10.751   -    11.000                                    189           44,735,472                  28.79
                    11.001   -    11.250                                    160           41,288,873                  26.57
                    11.251   -    11.500                                     36            8,001,114                   5.15
                    11.501   -    11.750                                     27            6,320,996                   4.07
                    11.751   -    12.000                                     38            9,909,005                   6.38
                    12.001   -    12.250                                     57           14,387,953                   9.26
                    12.501   -    12.750                                      1               83,830                   0.05
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   11.151%

                                         Periodic Rate Cap of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                                7                  $  2,290,109          1.47%
         2.000                                                              630                   152,849,138         98.38
         2.250                                                                1                       233,484          0.15
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.986%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                               64                  $ 14,388,822          9.26%
         5.000                                                              501                   121,672,018         78.31
         6.000                                                               73                    19,311,891         12.43
                                                                -----------------------------------------------------------------
                           Total                                            638              $    155,372,731        100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        4.846%

                                            Gross Margin of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     2.001   -    2.500                                     549     $    133,864,048                  86.16%
                     2.501   -    3.000                                      81           19,949,654                  12.84
                     3.001   -    3.500                                       6            1,193,430                   0.77
                     3.501   -    4.000                                       1              165,800                   0.11
                     6.001   -    6.500                                       1              199,799                   0.13
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.335%

                                     Interest Only Feature of the Mortgage Loans in Loan Group III-1

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               108                  $ 21,903,814         14.10%
         5 Years                                                            379                    95,597,046         61.53
         10 Years                                                           151                    37,871,872         24.37
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                Original Prepayment Penalty Term of the Mortgage Loans in Loan Group III-1
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               494                 $ 118,595,411         76.33%
         24 Months                                                            2                       421,800          0.27
         36 Months                                                           47                    11,832,151          7.62
         60 Months                                                           23                     5,053,217          3.25
         12 Months                                                           72                    19,470,152         12.53
                                                                -----------------------------------------------------------------
                           Total                                            638                 $ 155,372,731        100.00%
                                                                =================================================================

                                 Principal Balances of the Mortgage Loans at Origination in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   103                  $  8,506,660               2.06%
                   100,001   -    200,000                                   678                   104,617,041              25.30
                   200,001   -    300,000                                   565                   140,312,202              33.93
                   300,001   -    350,000                                   193                    62,578,685              15.13
                   350,001   -    400,000                                   163                    61,422,224              14.85
                   400,001   -    450,000                                    54                    22,403,421               5.42
                   450,001   -    500,000                                    13                     6,208,302               1.50
                   500,001   -    550,000                                     8                     4,124,016               1.00
                   600,001   -    650,000                                     3                     1,873,000               0.45
                   700,001   -    800,000                                     2                     1,449,000               0.35
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $25,000
         Maximum Original Principal Balance:                                       $740,000
         Average Original Principal Balance:                                       $232,180

                        Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                   103                  $  8,506,660          2.06%
                   100,001   -    200,000                                   678                   104,617,041         25.30
                   200,001   -    300,000                                   567                   140,827,722         34.06
                   300,001   -    350,000                                   191                    62,063,164         15.01
                   350,001   -    400,000                                   163                    61,422,224         14.85
                   400,001   -    450,000                                    54                    22,403,421          5.42
                   450,001   -    500,000                                    13                     6,208,302          1.50
                   500,001   -    550,000                                     8                     4,124,016          1.00
                   600,001   -    650,000                                     3                     1,873,000          0.45
                   700,001   -    800,000                                     2                     1,449,000          0.35
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $24,958
         Maximum Scheduled Principal Balance:                                      $736,500
         Average Scheduled Principal Balance:                                      $232,040

                               Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     6.250   -    6.499                                     307         $ 76,409,026                  18.48%
                     6.500   -    6.749                                     524          126,025,468                  30.48
                     6.750   -    6.999                                     512          113,967,294                  27.56
                     7.000   -    7.249                                     236           52,319,885                  12.65
                     7.250   -    7.499                                      69           15,228,800                   3.68
                     7.500   -    7.749                                      62           14,808,172                   3.58
                     7.750   -    7.999                                      53           10,612,058                   2.57
                     8.000   -    8.249                                      10            2,230,217                   0.54
                     8.250   -    8.499                                       5              864,340                   0.21
                     8.500   -    8.749                                       3              756,291                   0.18
                     9.000   -    9.249                                       1              273,000                   0.07
                                                                -----------------------------------------------------------------
                           Total                                          1,782        $ 413,494,551                 100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    6.250%
         Maximum Mortgage Rate:                                                    9.000%
         Weighted Average Mortgage Rate:                                           6.763%

                                              Original Loan-to-Value Ratios* in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       7         $  1,027,538                   0.25%
                     30.01   -    40.00                                      12            2,850,880                   0.69
                     40.01   -    50.00                                      30            6,520,734                   1.58
                     50.01   -    55.00                                      14            3,725,415                   0.90
                     55.01   -    60.00                                      33            7,704,580                   1.86
                     60.01   -    65.00                                      30            8,361,477                   2.02
                     65.01   -    70.00                                      80           20,413,378                   4.94
                     70.01   -    75.00                                     117           27,510,397                   6.65
                     75.01   -    80.00                                   1,299          300,184,960                  72.60
                     80.01   -    85.00                                      15            2,890,580                   0.70
                     85.01   -    90.00                                      78           17,014,174                   4.11
                     90.01   -    95.00                                      64           14,785,264                   3.58
                     95.01   -    100.00                                      3              505,174                   0.12
                                                                -----------------------------------------------------------------
                           Total                                          1,782        $ 413,494,551                 100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  77.90%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                   Geographic Distribution* of the Mortgage Properties in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              7         $  1,222,167                0.30%
         Alaska                                                               3              986,454                   0.24
         Arizona                                                            118           25,216,083                   6.10
         California                                                         394          123,165,013                  29.79
         Colorado                                                            56           11,950,818                   2.89
         Connecticut                                                          8            2,294,429                   0.55
         Delaware                                                             1              392,882                   0.10
         District of Columbia                                                 5            1,516,998                   0.37
         Florida                                                            318           61,745,782                  14.93
         Georgia                                                             50            8,921,416                   2.16
         Hawaii                                                              22            8,198,649                   1.98
         Idaho                                                               26            4,364,902                   1.06
         Illinois                                                            70           15,718,052                   3.80
         Indiana                                                             14            2,109,747                   0.51
         Iowa                                                                 4            1,005,757                   0.24
         Kansas                                                               3              606,829                   0.15
         Kentucky                                                             9            1,399,208                   0.34
         Louisiana                                                            1              305,900                   0.07
         Maine                                                                1              252,000                   0.06
         Maryland                                                            39            9,469,006                   2.29
         Massachusetts                                                       22            5,736,686                   1.39
         Michigan                                                            24            4,126,226                   1.00
         Minnesota                                                           18            3,774,483                   0.91
         Mississippi                                                          4              487,175                   0.12
         Missouri                                                             8              965,792                   0.23
         Montana                                                              2              339,966                   0.08
         Nebraska                                                             1               79,200                   0.02
         Nevada                                                             125           29,544,729                   7.15
         New Jersey                                                          24            5,860,748                   1.42
         New Mexico                                                          10            2,158,970                   0.52
         New York                                                            13            3,850,141                   0.93
         North Carolina                                                      22            4,195,514                   1.01
         Ohio                                                                39            5,263,190                   1.27
         Oklahoma                                                             4              692,240                   0.17
         Oregon                                                              23            4,721,591                   1.14
         Pennsylvania                                                        17            2,965,240                   0.72
         South Carolina                                                      30            5,291,326                   1.28
         Tennessee                                                           12            1,515,671                   0.37
         Texas                                                               39            6,206,009                   1.50
         Utah                                                                40            8,281,950                   2.00
         Virginia                                                            51           13,680,566                   3.31
         Washington                                                          92           20,824,096                   5.04
         West Virginia                                                        1              104,000                   0.03
         Wisconsin                                                            9            1,313,405                   0.32
         Wyoming                                                              3              673,547                   0.16
                                                                -----------------------------------------------------------------
                           Total                                          1,782        $ 413,494,551                 100.00%
                                                                =================================================================

         *No more than approximately 0.66% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                            Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                              16     $      2,717,228                   0.66%
                       575   -    599                                         4              876,989                   0.21
                       600   -    619                                        17            3,315,912                   0.80
                       620   -    639                                       109           25,099,779                   6.07
                       640   -    659                                       157           37,727,252                   9.12
                       660   -    679                                       298           70,386,696                  17.02
                       680   -    699                                       240           56,760,145                  13.73
                       700   -    719                                       295           66,141,904                  16.00
                       720   -    739                                       199           45,472,970                  11.00
                       740   -    759                                       177           40,985,007                   9.91
                       760   -    779                                       149           35,560,857                   8.60
                       780   -    799                                        82           20,196,884                   4.88
                       800   -    819                                        37            7,839,627                   1.90
                       820   -    839                                         2              413,300                   0.10
                                                                -----------------------------------------------------------------
                           Total                                          1,782     $    413,494,551                 100.00%
                                                                =================================================================

         Weighted Average Credit Score:                                            706

                                        Property Types of the Mortgage Properties in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                          75                  $ 26,468,173          6.40%
         Condominium                                                        404                    81,500,302         19.71
         PUD                                                                492                   116,626,694         28.21
         Single Family                                                      811          188,899,382                  45.68
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                         Occupancy Status of Mortgage Properties in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                           227                  $ 43,856,779         10.61%
         Owner Occupied                                                   1,408                   339,478,740         82.10
         Second Home                                                        147           30,159,031                   7.29
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 362                  $ 89,889,260         21.74%
         Purchase                                                         1,244          283,179,937                  68.48
         Rate/Term Refinance                                                176           40,425,354                   9.78
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   460                  $ 96,742,113         23.40%
         No Documentation                                                    80                    18,541,026          4.48
         Reduced                                                            285                    65,583,262         15.86
         Stated                                                             957                   232,628,150         56.26
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                 Original Terms to Stated Maturity of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                1,782                 $ 413,494,551        100.00%
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                     1,660                 $ 383,588,825         92.77%
                       360   -    360                                       122                    29,905,726          7.23
                                                                -----------------------------------------------------------------
                           Total                                          1,782                $  413,494,551        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         349
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         358

                                               Index of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                             7                  $  1,516,723          0.37%
         1 YR Libor                                                       1,483                   339,932,652         82.21
         6 Mo Libor                                                         292                    72,045,176         17.42
                                                                -----------------------------------------------------------------
                           Total                                          1,782     $    413,494,551                 100.00%
                                                                =================================================================

                                     Rate Adjustment Frequency of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                           292                  $ 72,045,176         17.42%
         12 Months                                                        1,490                   341,449,375         82.58
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                  Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        49   -    51                                          7     $      1,302,965                   0.32%
                        52   -    54                                         20            4,325,864                   1.05
                        55   -    57                                        224           52,557,886                  12.71
                        58   -    60                                      1,531          355,307,835                  85.93
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                    11.001   -    11.250                                     92                  $ 23,266,172          5.63%
                    11.251   -    11.500                                    423                   101,510,923         24.55
                    11.501   -    11.750                                    375                    86,009,533         20.80
                    11.751   -    12.000                                    346                    75,741,036         18.32
                    12.001   -    12.250                                    109                    24,028,028          5.81
                    12.251   -    12.500                                    159                    39,107,189          9.46
                    12.501   -    12.750                                    129                    31,457,902          7.61
                    12.751   -    13.000                                     97                    21,686,923          5.24
                    13.001   -    13.250                                     35                     7,192,696          1.74
                    13.251   -    13.500                                      3                       456,140          0.11
                    13.501   -    13.750                                      4                       672,284          0.16
                    13.751   -    14.000                                      7                     1,490,736          0.36
                    14.001   -    14.250                                      1              303,000                   0.07
                    14.251   -    14.500                                      1              179,991                   0.04
                    14.501   -    14.750                                      1              392,000                   0.09
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   11.929%

                                         Periodic Rate Cap of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                               41                  $ 10,526,125          2.55%
         2.000                                                            1,741                   402,968,426         97.45
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Non Zero Weighted Average Periodic Rate Cap:                              1.975%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                               31     $      7,039,614                   1.70%
         3.000                                                                2              518,400                   0.13
         5.000                                                            1,501          344,888,934                  83.41
         6.000                                                              248           61,047,602                  14.76
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Non Zero Weighted Average Initial Rate Cap:                               5.094%

                                            Gross Margin of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     2.001   -    2.500                                   1,658     $    384,869,322                  93.08%
                     2.501   -    3.000                                      74           16,689,378                   4.04
                     3.001   -    3.500                                      40            9,711,096                   2.35
                     3.501   -    4.000                                       5            1,136,240                   0.27
                     4.001   -    4.500                                       3              520,237                   0.13
                     4.501   -    5.000                                       2              568,279                   0.14
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.307%

                                     Interest Only Feature of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                               170                  $ 35,562,235          8.60%
         5 Years                                                          1,198                   276,550,350         66.88
         10 Years                                                           414                   101,381,966         24.52
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                Original Prepayment Penalty Term of the Mortgage Loans in Loan Group III-2

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                             1,096                 $ 256,144,229         61.95%
         6 Months                                                             1                       351,192          0.08
         12 Months                                                          244                    61,252,176         14.81
         24 Months                                                            6                     1,655,481          0.40
         36 Months                                                          232                    54,410,541         13.16
         60 Months                                                          203                    39,680,932          9.60
                                                                -----------------------------------------------------------------
                           Total                                          1,782                 $ 413,494,551        100.00%
                                                                =================================================================

                                 Principal Balances of the Mortgage Loans at Origination in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Principal Balance ($)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                     4                    $  359,835          0.06%
                   100,001   -    200,000                                    34                     5,137,985          0.87
                   200,001   -    300,000                                    33                     8,342,977          1.42
                   300,001   -    350,000                                     6                     1,972,840          0.34
                   350,001   -    400,000                                    10                     3,827,927          0.65
                   400,001   -    450,000                                   125                    54,164,134          9.20
                   450,001   -    500,000                                   189                    89,380,994         15.18
                   500,001   -    550,000                                   134                    70,327,034         11.95
                   550,001   -    600,000                                    97                    55,971,656          9.51
                   600,001   -    650,000                                    95                    60,154,510         10.22
                   650,001   -    700,000                                    24                    16,293,315          2.77
                   700,001   -    800,000                                    45                    33,744,055          5.73
                   800,001   -    900,000                                    37                    31,709,283          5.39
                   900,001   -    1,000,000                                  39                    37,423,761          6.36
                 1,000,001   -    1,100,000                                   2                     2,043,010          0.35
                 1,100,001   -    1,200,000                                  10                    11,738,405          1.99
                 1,200,001   -    1,300,000                                   4                     4,950,935          0.84
                 1,300,001   -    1,400,000                                   4                     5,456,250          0.93
                 1,400,001   -    1,500,000                                  13                    19,098,514          3.24
                 1,500,001   or   greater                                    27                    76,525,010         13.00
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Minimum Original Principal Balance:                                       $85,200
         Maximum Original Principal Balance:                                       $6,000,000
         Average Original Principal Balance:                                       $633,636

                        Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Scheduled Principal Balance ($)                        Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                         0   -    100,000                                     4                    $  359,835          0.06%
                   100,001   -    200,000                                    34            5,137,985                   0.87
                   200,001   -    300,000                                    34            8,607,977                   1.46
                   300,001   -    350,000                                     6            1,972,840                   0.34
                   350,001   -    400,000                                    11            4,227,927                   0.72
                   400,001   -    450,000                                   125           54,164,134                   9.20
                   450,001   -    500,000                                   190           89,930,665                  15.28
                   500,001   -    550,000                                   133           69,863,143                  11.87
                   550,001   -    600,000                                    97           55,971,656                   9.51
                   600,001   -    650,000                                    95           60,154,510                  10.22
                   650,001   -    700,000                                    24           16,293,315                   2.77
                   700,001   -    800,000                                    45           34,046,263                   5.78
                   800,001   -    900,000                                    36           30,921,295                   5.25
                   900,001   -    1,000,000                                  38           37,158,761                   6.31
                 1,000,001   -    1,100,000                                   2            2,043,010                   0.35
                 1,100,001   -    1,200,000                                  10           11,738,405                   1.99
                 1,200,001   -    1,300,000                                   4            4,950,935                   0.84
                 1,300,001   -    1,400,000                                   4            5,456,250                   0.93
                 1,400,001   -    1,500,000                                  13           19,098,514                   3.24
                 1,500,001   or   greater                                    27           76,525,010                  13.00
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Minimum Scheduled Principal Balance:                                      $85,115
         Maximum Scheduled Principal Balance:                                      $5,961,500
         Average Scheduled Principal Balance:                                      $631,569

                               Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Mortgage Interest Rates (%)                            Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     4.500   -    4.749                                       3                    $  865,758          0.15%
                     4.750   -    4.999                                       1              251,950                   0.04
                     5.000   -    5.249                                       4            1,402,774                   0.24
                     5.250   -    5.499                                      11            4,816,910                   0.82
                     5.500   -    5.749                                      21            8,829,946                   1.50
                     5.750   -    5.999                                      61           27,469,583                   4.67
                     6.000   -    6.249                                      91           42,980,496                   7.30
                     6.250   -    6.499                                     149           85,401,683                  14.51
                     6.500   -    6.749                                     169          116,861,422                  19.85
                     6.750   -    6.999                                     241          164,497,547                  27.95
                     7.000   -    7.249                                     106           74,653,954                  12.68
                     7.250   -    7.499                                      19           13,692,467                   2.33
                     7.500   -    7.749                                      34           27,004,336                   4.59
                     7.750   -    7.999                                      12            6,978,546                   1.19
                     8.000   -    8.249                                       4            5,267,006                   0.89
                     8.250   -    8.499                                       5            7,071,405                   1.20
                     9.000   -    9.249                                       1              576,646                   0.10
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Minimum Mortgage Rate:                                                    4.500%
         Maximum Mortgage Rate:                                                    9.000%
         Weighted Average Mortgage Rate:                                           6.672%

                                              Original Loan-to-Value Ratios* in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan-to-Value Ratios (%)                               Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                      0.00   -    30.00                                       4                  $  4,989,780          0.85%
                     30.01   -    40.00                                       4            3,552,121                   0.60
                     40.01   -    50.00                                      10            8,846,325                   1.50
                     50.01   -    55.00                                      10           11,717,026                   1.99
                     55.01   -    60.00                                      23           28,269,501                   4.80
                     60.01   -    65.00                                      36           30,695,343                   5.21
                     65.01   -    70.00                                      73           62,228,865                  10.57
                     70.01   -    75.00                                     119           87,684,756                  14.90
                     75.01   -    80.00                                     619          335,724,417                  57.04
                     80.01   -    85.00                                       7            3,583,183                   0.61
                     85.01   -    90.00                                      22            9,486,218                   1.61
                     90.01   -    95.00                                       5            1,844,896                   0.31
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Original Loan-to-Value:                                  74.29%

         *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                   Geographic Distribution* of the Mortgage Properties in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Geographic Distribution                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Alabama                                                              6                  $  3,566,575          0.61%
         Arizona                                                             21                    10,458,383          1.78
         Arkansas                                                             1                       157,505          0.03
         California                                                         558                   357,729,687         60.77
         Colorado                                                            19                    11,235,078          1.91
         Connecticut                                                          3                     3,949,191          0.67
         Delaware                                                             2              935,990                   0.16
         District of Columbia                                                 5            2,864,574                   0.49
         Florida                                                             74           48,129,522                   8.18
         Georgia                                                             12            5,838,711                   0.99
         Hawaii                                                               8           12,435,308                   2.11
         Idaho                                                                1              602,098                   0.10
         Illinois                                                            15            9,981,194                   1.70
         Indiana                                                              3            1,498,000                   0.25
         Kentucky                                                             2              325,520                   0.06
         Louisiana                                                            2              952,691                   0.16
         Maryland                                                            23           13,261,671                   2.25
         Massachusetts                                                        7            3,359,750                   0.57
         Michigan                                                             2              675,682                   0.11
         Minnesota                                                            1              700,000                   0.12
         Montana                                                              2            2,226,610                   0.38
         Nevada                                                              36           20,230,876                   3.44
         New Hampshire                                                        1              144,000                   0.02
         New Jersey                                                           9            4,912,526                   0.83
         New Mexico                                                           1              960,000                   0.16
         New York                                                            16           14,782,110                   2.51
         North Carolina                                                       5            2,928,423                   0.50
         Ohio                                                                 1              155,200                   0.03
         Oregon                                                               2            1,215,068                   0.21
         Pennsylvania                                                         3            1,042,368                   0.18
         Rhode Island                                                         1              657,722                   0.11
         South Carolina                                                       3            1,838,286                   0.31
         Tennessee                                                            3            2,420,481                   0.41
         Texas                                                                6            3,131,593                   0.53
         Utah                                                                 8            5,484,974                   0.93
         Virginia                                                            42           20,825,185                   3.54
         Washington                                                          26           15,405,378                   2.62
         Wyoming                                                              2            1,604,500                   0.27
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         *No more than approximately 1.72% of the Mortgage Loans by Scheduled Principal
          Balance will be secured by properties located in any one zip code area.

                            Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Range of Credit Scores                                 Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                            N/A                                               4     $      2,555,271                   0.43%
                       550   -    574                                         1              805,500                   0.14
                       575   -    599                                         8            1,809,468                   0.31
                       600   -    619                                        22            6,883,390                   1.17
                       620   -    639                                        63           38,717,994                   6.58
                       640   -    659                                        84           53,894,318                   9.16
                       660   -    679                                       117           75,596,018                  12.84
                       680   -    699                                       161          106,201,108                  18.04
                       700   -    719                                       163          104,066,406                  17.68
                       720   -    739                                       106           63,335,020                  10.76
                       740   -    759                                        91           60,952,645                  10.36
                       760   -    779                                        66           47,906,536                   8.14
                       780   -    799                                        36           18,625,156                   3.16
                       800   -    819                                        10            7,273,601                   1.24
                                                                -----------------------------------------------------------------
                           Total                                            932     $    588,622,431                 100.00%
                                                                =================================================================

         Non-Zero Weighted Average Credit Score:                                   703

                                        Property Types of the Mortgage Properties in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Property Type                                          Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2-4 Family                                                          14                  $  9,920,873          1.69%
         Condominium                                                        140           67,579,503                  11.48
         PUD                                                                253          177,524,537                  30.16
         Single Family                                                      525          333,597,518                  56.67
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                                         Occupancy Status of Mortgage Properties in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Occupancy Status                                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Investor                                                            77                  $ 53,867,790          9.15%
         Owner Occupied                                                     821                   509,083,571         86.49
         Second Home                                                         34           25,671,070                   4.36
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                                            Loan Purpose of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Loan Purpose                                           Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Cash Out Refinance                                                 266                 $ 175,187,061         29.76%
         Purchase                                                           567          344,549,206                  58.53
         Rate/Term Refinance                                                 99           68,886,163                  11.70
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                                         Documentation Type of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Documentation Type                                     Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         Full/Alternative                                                   220                 $ 117,989,656         20.05%
         No Documentation                                                    19                     7,826,827          1.33
         Reduced                                                             65                    34,563,699          5.87
         Stated                                                             628                   428,242,248         72.75
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                                 Original Terms to Stated Maturity of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Term  (Months)                                Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       360                                                  932                 $ 588,622,431        100.00%
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Minimum Original Term to Stated Maturity (Mths):                          360
         Maximum Original Term to Stated Maturity (Mths):                          360
         Weighted Average Orig. Term to Stated Mat. (Mths):                        360

                                 Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Stated Remaining Term (Months)                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                       300   -    359                                       829                 $ 518,428,075         88.07%
                       360   -    360                                       103                    70,194,356         11.93
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Minimum Remaining Term to Stated Maturity (Mths):                         351
         Maximum Remaining Term to Stated Maturity (Mths):                         360
         Weighted Average Rem. Term to Stated Mat. (Mths):                         359

                                               Index of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Index                                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1 YR CMT                                                             1     $        286,517                   0.05%
         1 YR Libor                                                         836          530,287,888                  90.09
         6 Mo Libor                                                          95           58,048,025                   9.86
                                                                -----------------------------------------------------------------
                           Total                                            932     $    588,622,431                 100.00%
                                                                =================================================================

                                     Rate Adjustment Frequency of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Rate Adjustment Frequency                              Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         6 Months                                                            95                  $ 58,048,025          9.86%
         12 Months                                                          837                   530,574,405         90.14
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                                  Months to Next Rate Adjustment* of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Months to Next Rate Adjustment                         Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                        10   -    12                                          1     $        514,590                   0.09%
                        49   -    51                                          3            1,770,189                   0.30
                        52   -    54                                          6            8,567,470                   1.46
                        55   -    57                                         75           47,840,342                   8.13
                        58   -    60                                        847          529,929,840                  90.03
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Months to Next Rate Adjustment :                         58

         *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Maximum Mortgage Rates (%)                             Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     9.750   or   less                                        4     $      1,117,708                   0.19%
                     9.751   -    10.000                                      1              131,682                   0.02
                    10.001   -    10.250                                      6            2,730,430                   0.46
                    10.251   -    10.500                                     14            7,000,466                   1.19
                    10.501   -    10.750                                     28           11,000,604                   1.87
                    10.751   -    11.000                                     73           33,719,979                   5.73
                    11.001   -    11.250                                    115           58,679,163                   9.97
                    11.251   -    11.500                                    132           82,784,893                  14.06
                    11.501   -    11.750                                    183          125,108,508                  21.25
                    11.751   -    12.000                                    192          133,147,243                  22.62
                    12.001   -    12.250                                     67           47,974,696                   8.15
                    12.251   -    12.500                                     50           38,362,929                   6.52
                    12.501   -    12.750                                     27           16,278,232                   2.77
                    12.751   -    13.000                                     24           14,341,044                   2.44
                    13.001   -    13.250                                     11           13,619,619                   2.31
                    13.251   -    13.500                                      2                     1,074,000          0.18
                    13.501   -    13.750                                      1                       460,000          0.08
                    14.751   -    15.000                                      1                       576,646          0.10
                    16.001   or   greater                                     1                       514,590          0.09
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Maximum Mortgage Rate:                                   11.766%

                                         Periodic Rate Cap of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Periodic Rate Cap (%)                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         1.000                                                               14                  $  8,198,214          1.39%
         2.000                                                              918                   580,424,217         98.61
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Periodic Rate Cap:                                       1.986%

                                          Initial Rate Cap of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Initial Rate Cap (%)                                   Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         2.000                                                               14     $      4,601,271                   0.78%
         5.000                                                              838          534,694,911                  90.84
         6.000                                                               80           49,326,249                   8.38
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Initial Rate Cap:                                        5.060%

                                            Gross Margin of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Gross Margins (%)                                      Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                     1.501   -    2.000                                       1     $        994,872                   0.17%
                     2.001   -    2.500                                     902          572,898,407                  97.33
                     2.501   -    3.000                                      17            8,919,230                   1.52
                     3.001   -    3.500                                      11            5,174,722                   0.88
                     3.501   -    4.000                                       1              635,200                   0.11
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

         Weighted Average Gross Margin:                                            2.268%

                                Interest Only Feature of the Mortgage Loans in Loan Group III-3

                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Interest Only Feature                                  Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
                                                                                ---
         None                                                                94                  $ 52,647,662          8.94%
         5 Years                                                            679                   439,958,706         74.74
         10 Years                                                           159                    96,016,063         16.31
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

                           Original Prepayment Penalty Term of the Mortgage Loans in Loan Group III-3
                                                                                        Aggregate Stated
                                                                                       Principal Balance
                                                                   Number of       Outstanding as of Cut-off      % of Mortgage
         Original Prepayment Penalty Term                       Mortgage Loans                Date                    Loans
                                                                ----------------   ---------------------------   ----------------
         None                                                               576     $    348,202,250                  59.16%
         12 Months                                                          209          133,921,012                  22.75
         24 Months                                                            1              219,029                   0.04
         36 Months                                                           88           63,475,599                  10.78
         60 Months                                                           58           42,804,540                   7.27
                                                                -----------------------------------------------------------------
                           Total                                            932                 $ 588,622,431        100.00%
                                                                =================================================================

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Depositor

MORTGAGE PASS-THROUGH CERTIFICATES

MORTGAGE-BACKED NOTES

You should consider carefully the risk factors beginning on page 5 in this prospectus and the risk factors in the prospectus supplement.

The Offered Securities

The depositor proposes to establish one or more trusts to issue and sell from time to time one or more classes of offered securities, which shall be mortgage pass-through certificates or mortgage-backed notes.

The Trust Fund

Each series of securities will be secured by a trust fund consisting primarily of a segregated pool of mortgage loans, including:

•	mortgage loans secured by first and junior liens on the related mortgage property;
•	home equity revolving lines of credit;
•	mortgage loans where the borrower has little or no equity in the related mortgaged property;
•	mortgage loans secured by one-to-four-family residential properties;
•

mortgage loans secured by multifamily properties, commercial properties and mixed residential and commercial properties, provided that the concentration of these properties is less than 10% of the pool;

•	manufactured housing conditional sales contracts and installment loan agreements or interests therein; and
•	mortgage securities issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies or privately issued mortgage securities;

in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement

If so specified in the related prospectus supplement, the trust for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy or reserve fund, currency or interest rate exchange agreements or other type of credit enhancement. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization.

The securities of each series will represent interests or obligations of the issuing entity, and will not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

The offered securities may be offered to the public through different methods as described in “Methods of Distribution” in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities offered hereby or determined that this prospectus or the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 28, 2006.

TABLE OF CONTENTS

Caption	Page

INTRODUCTION	4
General	4
RISK FACTORS	5
THE MORTGAGE POOLS	11
General	11
The Mortgage Loans	13
Underwriting Standards	16
FICO Scores	19
Qualifications of Originators and Sellers	19
Representations by Sellers	19
Optional Purchase of Defaulted Mortgage Loans	22
STATIC POOL INFORMATION	22
SERVICING OF MORTGAGE LOANS	22
General	22
The Master Servicer	23
The Servicers	23
Collection and Other Servicing Procedures; Mortgage Loan Modifications	23
Special Servicers	25
Realization Upon or Sale of Defaulted Mortgage Loans	25
Servicing and Other Compensation and Payment of Expenses; Retained Interest	28
Evidence as to Compliance	29
DESCRIPTION OF THE SECURITIES	29
General	29
Form of Securities	32
Global Securities	33
Exchangeable Securities	36
Assignment of Trust Fund Assets	38
Distribution Account	40
Distributions	44
Distributions of Interest and Principal on the Securities	44
Pre-Funding Account	45
Distributions on the Securities in Respect of Prepayment Premiums	46
Allocation of Losses and Shortfalls	46
Advances	46
Modifications	47
Reports to Securityholders	47
DESCRIPTION OF CREDIT ENHANCEMENT	49
General	49
Subordinate Securities	49
Cross-Collateralization	49
Overcollateralization	50
Financial Guaranty Insurance Policy	50
Mortgage Pool Insurance Policies	50
Letter of Credit	50
Special Hazard Insurance Policies	51
Reserve Funds	51
Cash Flow Agreements	52
Maintenance of Credit Enhancement	52
Reduction or Substitution of Credit Enhancement	54
OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES	54
Derivatives	54
Purchase Obligations	55
DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER	56
General	56
Primary Mortgage Insurance Policies	56
Hazard Insurance Policies	57
FHA Mortgage Insurance	58
VA Mortgage Guaranty	59
THE SPONSOR	59
THE DEPOSITOR	61
THE AGREEMENTS	61
General	61
Certain Matters Regarding the Master Servicer and the Depositor	62
Events of Default and Rights Upon Event of Default	63
Amendment	66
Termination; Retirement of Securities	67
The Securities Administrator	68
Duties of Securities Administrator	69
Some Matters Regarding the Securities Administrator	69
Resignation and Removal of the Securities Administrator	69
The Trustee	69
Duties of the Trustee	69
Some Matters Regarding the Trustee	71
Resignation and Removal of the Trustee	71
YIELD CONSIDERATIONS	71
MATURITY AND PREPAYMENT CONSIDERATIONS	74
LEGAL ASPECTS OF MORTGAGE LOANS	75
Mortgages	75
Cooperative Mortgage Loans	75
Tax Aspects of Cooperative Ownership	76
Leases and Rents	77
Contracts	77

Foreclosure on Mortgages and Some Contracts	78
Foreclosure on Shares of Cooperatives	80
Repossession with respect to Contracts	81
Rights of Redemption	82
Anti-Deficiency Legislation and Other Limitations on Lenders	82
Environmental Legislation	84
Consumer Protection Laws	85
Homeownership Act and Similar State Laws	85
Additional Consumer Protections Laws with Respect to Contracts	86
Enforceability of Certain Provisions	86
Subordinate Financing	87
Installment Contracts	87
Applicability of Usury Laws	88
Alternative Mortgage Instruments	89
Formaldehyde Litigation with Respect to Contracts	89
The Servicemembers Civil Relief Act	89
Forfeitures in Drug and RICO Proceedings	90
Junior Mortgages	90
Negative Amortization Loans	91
FEDERAL INCOME TAX CONSEQUENCES	91
General	91
REMICS	92
Notes	106
Grantor Trust Funds	106
Taxation of Classes of Exchangeable Securities	114
Callable Classes	116
PENALTY AVOIDANCE	116
STATE AND OTHER TAX CONSEQUENCES	116
ERISA CONSIDERATIONS	116
Underwriter Exemption	118
Other Exemptions	120
ERISA Considerations Relating to Notes	122
Exchangeable Securities and Callable Securities	123
Tax Exempt Investors	123
Consultation with Counsel	123
LEGAL INVESTMENT MATTERS	124
USE OF PROCEEDS	125
METHODS OF DISTRIBUTION	125
LEGAL MATTERS	126
FINANCIAL INFORMATION	126
RATING	126
AVAILABLE INFORMATION	126
REPORTS TO SECURITYHOLDERS	127
INCORPORATION OF INFORMATION BY REFERENCE	127
GLOSSARY	128

INTRODUCTION

All capitalized terms in this prospectus are defined in the glossary at the end.

General

The mortgage pass-through certificates or mortgage-backed notes offered by this prospectus and the related prospectus supplement will be offered from time to time in series. The securities of each series will consist of the offered securities of the series, together with any other mortgage pass-through certificates or mortgage-backed notes of the series.

Each series of certificates will represent in the aggregate the entire beneficial ownership interest in, and each series of notes will represent indebtedness of, a trust fund to be established by the depositor. Each trust fund will consist primarily of a pool of mortgage loans or interests therein, which may include mortgage securities, acquired by the depositor from one or more affiliated or unaffiliated sellers. See “The Depositor” and “The Mortgage Pools.” The mortgage loans may include sub-prime mortgage loans. The trust fund assets, may also include, if applicable, reinvestment income, reserve funds, cash accounts, swaps and other derivatives that are described in this prospectus, and various forms of credit enhancement as described in this prospectus and will be held in trust for the benefit of the related securityholders pursuant to: (1) with respect to each series of certificates, a pooling and servicing agreement or other agreement, or (2) with respect to each series of notes, an indenture, in each case as more fully described in this prospectus and in the related prospectus supplement. Information regarding the offered securities of a series, and the general characteristics of the mortgage loans and other trust fund assets in the related trust fund, will be set forth in the related prospectus supplement.

Each series of securities will include one or more classes. Each class of securities of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the securities, to receive a specified portion of payments of principal or interest or both on the mortgage loans and the other trust fund assets in the related trust fund in the manner described in this prospectus under “Description of the Securities” and in the related prospectus supplement. A series may include one or more classes of securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of securities which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

The depositor’s only obligations with respect to a series of securities will be pursuant to representations and warranties made by the depositor, except as provided in the related prospectus supplement. The master servicer and each principal servicer for any series of securities will be named in the related prospectus supplement. The principal obligations of the master servicer will be pursuant to its contractual servicing obligations, which include its limited obligation to make advances in the event of delinquencies in payments on the related mortgage loans if the servicer of a mortgage loan fails to make such advance. See “Description of the Securities.”

If so specified in the related prospectus supplement, the trust fund for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, reserve fund, currency or interest rate exchange agreements or any other type of credit enhancement described in this prospectus. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization. See “Description of Credit Enhancement.”

The rate of payment of principal of each class of securities entitled to a portion of principal payments on the mortgage loans in the related mortgage pool and the trust fund assets will depend on the priority of payment of the class and the rate and timing of principal payments on the mortgage loans and other trust fund assets, including by reason of prepayments, defaults, liquidations and repurchases of mortgage loans. A rate of principal payments lower or faster than that anticipated may affect the yield on a class of securities in the manner described in this prospectus and in the related prospectus supplement. See “Yield Considerations.”

With respect to each series of securities, one or more separate elections may be made to treat the related trust fund or a designated portion thereof as a REMIC for federal income tax purposes. If applicable, the prospectus supplement for a series of securities will specify which class or classes of the securities will be considered to be regular interests in the related REMIC and which class of securities or other interests will be designated as the residual interest in the related REMIC. See “Federal Income Tax Consequences” in this prospectus.

The offered securities may be offered through one or more different methods, including offerings through underwriters, as more fully described under “Methods of Distribution” and in the related prospectus supplement.

There will be no secondary market for the offered securities of any series prior to the offering thereof. There can be no assurance that a secondary market for any of the offered securities will develop or, if it does develop, that it will continue. The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

RISK FACTORS

You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

The Offered Certificates or Notes Will Have Limited Liquidity, So You May Be Unable to Sell Your Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

The underwriter intends to make a secondary market in the offered certificates or notes, however the underwriter will not be obligated to do so. There can be no assurance that a secondary market for the offered certificates or notes will develop or, if it does develop, that it will provide holders of the offered certificates or notes with liquidity of investment or that it will continue for the life of the offered certificates or notes. As a result, any resale prices that may be available for any offered certificate in any market that may develop may be at a discount from the initial offering price or the fair market value thereof. The offered certificates or notes will not be listed on any securities exchange.

The Rate and Timing of Principal Distributions on the Offered Certificates or Notes Will Be Affected by Prepayment Speeds.

The rate and timing of distributions allocable to principal on the offered certificates or notes, other than the interest only certificates, will depend, in general, on the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the mortgage loans in the related loan group, or in the case of the offered subordinate certificates, both loan groups, and the allocation thereof to pay principal on these certificates as provided in the prospectus supplement. As is the case with mortgage pass-through certificates generally, the offered certificates or notes are subject to substantial inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time. However, if applicable, with respect to the percentage of the mortgage loans set forth in the prospectus supplement, a prepayment within five years, as provided in the mortgage note, of its origination may subject the related mortgagor to a prepayment charge, which may act as a deterrent to prepayment of the mortgage loan. See “The Mortgage Pool” in the prospectus supplement.

Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease. A decrease in the prepayment rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered certificates or notes at a time when reinvestment at higher prevailing rates would be desirable.

Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase. An increase in the prepayment rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered certificates or notes, at time when reinvestment at comparable yields may not be possible.

During the first seven years after the closing date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in a loan group will be allocated to the senior certificates in the related certificate group, other than the interest only certificates, with such allocation to be subject to further reduction over an additional four year period thereafter, as described in the prospectus supplement, unless the amount of subordination provided to the senior certificates by the subordinate certificates is twice the amount as of the cut-off date, and certain loss and delinquency tests are satisfied. This will accelerate the amortization of the senior certificates in each certificate group, other than the interest only certificates, as a whole while, in the absence of losses in respect of the mortgage loans in the related loan group, increasing the percentage interest in the principal balance of the mortgage loans in such loan group the subordinate certificates evidence.

For further information regarding the effect of principal prepayments on the weighted average lives of the offered certificates or notes, see “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement, including the table entitled “Percent of Initial Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption” in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

The yield to maturity on the offered certificates or notes, particularly the interest only certificates, will depend, in general, on:

•	the applicable purchase price; and
•

the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the related mortgage loans and the allocation thereof to reduce the current principal amount or notional amount of the offered certificates or notes, as well as other factors.

The yield to investors on the offered certificates or notes will be adversely affected by any allocation thereto of interest shortfalls on the mortgage loans.

In general, if the offered certificates or notes, other than the interest only certificates, are purchased at a premium and principal distributions occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the offered certificates or notes, other than the interest only certificates, are purchased at a discount and principal distributions occur at a rate slower than that anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that originally assumed.

The proceeds to the depositor from the sale of the offered certificates or notes were determined based on a number of assumptions, including a constant rate of prepayment each month, or CPR, relative to the then outstanding principal balance of the mortgage loans. No representation is made that the mortgage loans will prepay at this rate or at any other rate, or that the mortgage loans will prepay at the same rate. The yield assumptions for the offered certificates or notes will vary as determined at the time of sale. See “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement.

Some of the Mortgage Loans Have an Initial Interest Only Period, Which May Result in Increased Delinquencies and Losses.

As of the cut-off date, some of the mortgage loans, have initial interest only periods of three years, five years and ten years. During these periods, the payment made by the related mortgagor will be less than it would be if the mortgage loan amortized. In addition, the mortgage loan balance will not be reduced by the principal portion of scheduled payments during this period. As a result, no principal payments will be made to the certificates from these mortgage loans during their interest only period except in the case of a prepayment.

After the initial interest only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of the mortgage loan not amortizing during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the certificates.

Initial Interest Only Period Mortgage Loans are Relatively New in the Mortgage Marketplace and May Present Higher or Lower Prepayment Speeds and Delinquency than Fully Amortizing Loans.

Mortgage loans with an initial interest only period are relatively new in the mortgage marketplace. The performance of these mortgage loans may be significantly different than mortgage loans that fully amortize. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular one with an initial interest only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure to build equity in the property by the related mortgagor may affect the delinquency and prepayment of these mortgage loans.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

Mortgage loans secured by properties located in the State of California are more likely to incur defaults or losses as a result of physical damage to the properties resulting from natural causes such as earthquake, mudslide and wildfire, as compared to mortgage loans secured by properties located in other locations. Investors should note that some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region’s economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing the offered certificates or notes may be concentrated in these regions, and any concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. Any risks associated with mortgage loan concentration may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks are not covered by the subordination provided by the non-offered subordinate certificates.

Statutory and Judicial Limitations on Foreclosure Procedures May Delay Recovery in Respect of the Mortgaged Property and, in Some Instances, Limit the Amount That May Be Recovered by the Foreclosing Lender, Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered Certificates or Notes.

Foreclosure procedures may vary from state to state. Two primary methods of foreclosing a mortgage instrument are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are asserted. Delays may also result from difficulties in locating necessary defendants. Non-judicial foreclosures may be subject to delays resulting from state laws mandating the recording of notice of default and notice of sale and, in some states, notice to any party having an interest of record in the real property, including junior lienholders. Some states have adopted “anti-deficiency” statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at foreclosure for less than the full amount owed. In addition, United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions that are perceived by the court as harsh or unfair. The effect of these statutes and judicial principles may be to delay and/or reduce distributions in respect of the offered certificates or notes. See “Legal Aspects of Mortgage Loans—Foreclosure on Mortgages and Some Contracts” herein.

The Value of the Mortgage Loans May Be Affected By, Among Other Things, a Decline in Real Estate Values, Which May Result in Losses on the Offered Certificates or Notes.

No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, in the mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past. In particular, mortgage loans with high principal balances or high loan-to-value ratios will be affected by any decline in real estate values. Real estate values in any area of the country may be affected by several factors, including population trends, mortgage interest rates, and the economic well-being of that area. Any decrease in the value of the mortgage loans may result in the allocation of losses which are not covered by credit enhancement to the offered certificates or notes.

The Ratings on the Offered Certificates or Notes Are Not a Recommendation to Buy, Sell or Hold the Offered Certificates or Notes and Are Subject to Withdrawal at Any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates or Notes.

It is a condition to the issuance of the offered certificates or notes that each class of offered certificates or notes be rated in one of the four highest rating categories by a nationally recognized statistical rating agency. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any offered certificate, and, accordingly, there can be no assurance that the ratings assigned to any offered certificate on the date on which the offered certificates or notes are initially issued will not be lowered or withdrawn by a rating agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity or the market value of the related offered certificates or notes may be adversely affected. See “Ratings” in the prospectus supplement and “Rating” herein.

The ratings of the offered certificates or notes by the rating agencies may be lowered following the initial issuance thereof as a result of losses on the mortgage loans in excess of the levels contemplated by the rating agencies at the time of their initial rating analysis. Neither the depositor, the master servicer, the servicers, the securities administrator, the trustee nor any of their respective affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain the ratings of the offered certificates or notes. See “Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement” herein.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

Some or all of the mortgage loans included in the trust fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those mortgage loans, recourse in the event of mortgagor default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those mortgage loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that enforcement of the recourse provisions will be practicable, or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged property. Any risks associated with mortgage loans with no or limited recourse may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates or notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

To the extent that a servicer or the master servicer, in its capacity as successor servicer, for a mortgage loan acquires title to any related mortgaged property which is contaminated with or affected by hazardous wastes or hazardous substances, these mortgage loans may incur losses. See “Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” and “Legal Aspects of Mortgage Loans—Environmental Legislation” herein. To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

Applicable state and local laws generally regulate interest rates and other charges, require specific disclosure, and require licensing of the originator. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

•	the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require specific disclosures to the borrowers regarding the terms of the mortgage loans;
•

the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

•	the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience.

Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these federal or state laws, policies and principles may limit the ability of the trust to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the trust to damages and administrative enforcement. See “Legal Aspects of Mortgage Loans” herein.

On the closing date, the Sponsor will represent that each mortgage loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws and the terms of the related mortgage note, the mortgage and other loan documents. In the event of a breach of this representation, the Sponsor will be obligated to cure the breach or repurchase or replace the affected mortgage loan in the manner described in the prospectus.

Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied, Any determination by a court that the mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the related Sponsor will be required to purchase that mortgage loan from the trust.

The Return on the Offered Certificates or Notes Could Be Reduced by Shortfalls Due to the Application of the Servicemembers Civil Relief Act and Similar State Laws.

The Servicemembers Civil Relief Act, or the Relief Act, and similar state laws provide relief to mortgagors who enter active military service and to mortgagors in reserve status and the national guard who are called to active military service after the origination of their mortgage loans. The military operations by the United States in Iraq and Afghanistan has caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state laws will result in an interest shortfall because neither the master servicer nor the related servicer will be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state law. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or the related servicer to foreclose on an affected single family loan during the mortgagor’s period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Notes

When interest due on a negative amortization loan is added to the principal balance of the negative amortization loan through negative amortization, the mortgaged property provides proportionally less security for the repayment of the negative amortization loan. Therefore, if the mortgagor defaults on the negative amortization loan, there is a greater likelihood that a loss will be incurred upon the liquidation of the mortgaged property. Furthermore, the loss will be larger than would otherwise have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Notes

The amount of deferred interest, if any, with respect to the negative amortization loans for a given month will reduce the amount of interest collected on the negative amortization loans and available to be distributed as interest to the Offered Notes. The reduction in interest collections will be offset, in whole or in part, by applying principal prepayments received on the mortgage loans to interest distributions on the Offered Notes. To the extent the amount of deferred interest on the negative amortization loans exceeds the principal prepayments received on the mortgage loans, the net rate cap on the Offered Notes will be reduced.

A Security Interest In A Manufactured Home Could Be Rendered Subordinate to the Interests of Other Parties Claiming an Interest in the Home.

Perfection of security interests in manufactured homes and enforcement of rights to realize upon the value of the manufactured homes as collateral for the manufactured housing contracts are subject to a number of federal and state laws, including the Uniform Commercial Code as adopted in each state and each state’s certificate of title statutes. The steps necessary to perfect the security interest in a manufactured home will vary from state to state. If the servicer of the contract fails, due to clerical errors or otherwise, to take the appropriate steps to perfect the security interest, the trustee may not have a first priority security interest in the manufactured home securing a manufactured housing contract. Additionally, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

Acquiring Board Approval for the Sale of Cooperative Loans Could Limit the Number of Potential Purchasers for those Shares and Otherwise Limit the Servicer’s Ability to Sell, and Realize the Value of, those Shares Backed by Such Loans.

With respect to collateral securing a cooperative loan, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing the cooperative loan. This approval is usually based on the purchaser’s income and net worth and numerous other factors. The necessity of acquiring board approval could limit the number of potential purchasers for those shares and otherwise limit the servicer’s ability to sell, and realize the value of, those shares. In addition, the servicer will not require that a hazard or flood insurance policy be maintained for any cooperative loan. Generally, the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative, and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. However, if a cooperative and the related borrower on a cooperative note do not maintain hazard insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to the related borrower’s cooperative apartment or the cooperative’s building could significantly reduce the value of the collateral securing the cooperative note.

Defects in Security Interest Could Result in Losses.

•	The security interest in certain manufactured homes may not be perfected.

Every contract will be secured by either (1) a security interest in the manufactured home or (2) if it is a land-and-home contract, the mortgage or deed of trust on the real estate where the manufactured home is permanently affixed. Several federal and state laws, including (i) the UCC as adopted in the relevant state, (ii) certificate of title statutes as adopted in the relevant states; and (iii) if applicable, the real estate laws as adopted in the states in which the manufactured homes are located, govern the perfection of security interests in the manufactured homes and the enforcement of rights to realize upon the value of the manufactured homes as collateral for the contracts. The steps required to perfect a security interest in a manufactured home vary from state to state. The originator will represent and warrant that each contract is secured by a perfected security interest in the manufactured home, and the originator must repurchase the contract if there is a breach of this representation and warranty. Nevertheless, if the originator fails to perfect its security interest in the manufactured homes securing a number of contracts, it could cause an increase in losses on the contracts, and you could suffer a loss on your investment as a result. In addition, under federal and state laws, a number of factors may limit the ability of the holder of a perfected security interest in manufactured homes to realize upon the related manufactured homes or may limit the amount realized to less than the amount due under the related contract which could result in a loss on your investment.

•	The assignment of the security interest in the manufactured home to the trustee may not be perfected.

Due to the expense and administrative inconvenience, the originator will not amend a certificate of title to a manufactured home to name the trustee as the lienholder or note the trustee’s interest on the certificate of title. As a result, in some states the assignment of the security interest in the manufactured home to the trustee may not be effective against the seller’s creditors or a trustee in the event the seller enters bankruptcy, or the security interest may not be perfected. Also, the seller will not record the assignment to the trustee of the mortgage or deed of trust securing land-and-home contracts because of the expense and administrative inconvenience involved. As a result, in some states the assignment of the mortgage or deed of trust to the trustee may not be effective against the seller’s creditors or bankruptcy trustee. If an affiliate of the seller is no longer the servicer and the trustee or a successor servicer is unable to enforce the security interest in the manufactured home following a default on a contract, losses on the contracts would increase and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

Investors should be aware that FICO scores are based on past payment history of the borrower. Investors should not rely on FICO scores as an indicator of future borrower performance. See “Loan Program — FICO Scores” herein.

THE MORTGAGE POOLS

General

Each mortgage pool will consist primarily of mortgage loans. The mortgage loans may consist of single family loans, multifamily loans, commercial loans, mixed-use loans and Contracts, each as described below.

The single family loans will be evidenced by mortgage notes and secured by mortgages that, in each case, create a first or junior lien on the related mortgagor’s fee or leasehold interest in the related mortgaged property. The related mortgaged property for a single family loan may be owner-occupied or may be a vacation, second or non-owner-occupied home.

If specified in the related prospectus supplement relating to a series of securities, the single family loans may include cooperative apartment loans evidenced by a mortgage note secured by security interests in the related mortgaged property including shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

The multifamily loans will be evidenced by mortgage notes and secured by mortgages that create a first or junior lien on residential properties consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

The commercial loans will be evidenced by mortgage notes and secured mortgages that create a first or junior lien on commercial properties including office building, retail building and a variety of other commercial properties as may be described in the related prospectus supplement.

The mixed-use loans will be evidenced by mortgage loans and secured by mortgages that create a first or junior lien on properties consisting of mixed residential and commercial structures.

The aggregate concentration by original principal balance of commercial, multifamily and mixed-use loans in any mortgage pool will be less than 10% of the original principal balance of the mortgage pool.

Mortgaged properties may be located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico.

The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates. However, if so specified in the related prospectus supplement, mortgage loans may be insured by the FHA or guaranteed by the VA. See “Description of Primary Insurance Policies—FHA Insurance” and “—VA Mortgage Guaranty.”

A mortgage pool may include mortgage loans that are delinquent as of the date the related series of securities is issued. In that case, the related prospectus supplement will set forth, as to each mortgage loan, available information as to the period of delinquency and any other information relevant for a prospective investor to make an investment decision. No mortgage loan in a mortgage pool shall be non-performing. Mortgage loans which are more than 30 days delinquent included in any mortgage pool will have delinquency data relating to them included in the related prospectus supplement. No mortgage pool will include a concentration of mortgage loans which is more than 30 days delinquent of 20% or more.

A mortgage pool may contain more than one mortgage loan made to the same borrower with respect to a single mortgaged property, and may contain multiple mortgage loans made to the same borrower on several mortgaged properties.

The mortgage loans may include “sub-prime” mortgage loans. “Sub-prime” mortgage loans will be underwritten in accordance with underwriting standards which are less stringent than guidelines for “A” quality borrowers. Mortgagors may have a record of outstanding judgments, prior bankruptcies and other credit items that do not satisfy the guidelines for “A” quality borrowers. They may have had past debts written off by past lenders.

A mortgage pool may include mortgage loans that do not meet the purchase requirements of Fannie Mae and Freddie Mac. These mortgage loans are known as nonconforming loans. The mortgage loans may be nonconforming because they exceed the maximum principal balance of mortgage loans purchased by Fannie Mae and Freddie Mac, known as jumbo loans, because the mortgage loan may have been originated with limited or no documentation, because they are sub-prime mortgage loans, or because of some other failure to meet the purchase criteria of Fannie Mae and Freddie Mac. The related prospectus supplement will detail to what extent the mortgage loans are nonconforming mortgage loans.

Each mortgage loan will be selected by the depositor or its affiliates for inclusion in a mortgage pool from among those purchased by the depositor, either directly or through its affiliates, from Unaffiliated Sellers or Affiliated Sellers. As to each series of securities, the mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria, compliance with representations and warranties, and conformity to criteria relating to the characterization of securities for tax, ERISA, SMMEA, Form S-3 eligibility and other legal purposes. If a mortgage pool is composed of mortgage loans acquired by the depositor directly from Unaffiliated Sellers, the related prospectus supplement will specify the extent of mortgage loans so acquired. The characteristics of the mortgage loans will be as described in the related prospectus supplement. Other mortgage loans available for purchase by the depositor may have characteristics which would make them eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

The mortgage loans may be delivered to the trust fund pursuant to a Designated Seller Transaction, concurrently with the issuance of the related series of securities. These securities may be sold in whole or in part to the Seller in exchange for the related mortgage loans, or may be offered under any of the other methods described in this prospectus under “Methods of Distribution.” The related prospectus supplement for a mortgage pool composed of mortgage loans acquired by the depositor pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the mortgage loans and the underwriting standards applicable to the mortgage loans.

If specified in the related prospectus supplement, the trust fund for a series of securities may include mortgage securities, as described in this prospectus. The mortgage securities may have been issued previously by the depositor or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into trusts, and selling beneficial interests in trusts. In addition the mortgage securities may have been issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies, as specified in the related prospectus supplement. The mortgage securities will be generally similar to securities offered under this prospectus. In any securitization where mortgage securities are included in a trust fund, unless the mortgage securities are exempt from registration under the Securities Act, the offering of the mortgage securities will be registered if required in accordance with Rule 190 under the Securities Act. As to any series of mortgage securities, the related prospectus supplement will include a description of (1) the mortgage securities and any related credit enhancement, and (2) the mortgage loans underlying the mortgage securities.

In addition, if specified in the related prospectus supplement United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute may be included in the trust fund. Such securities will be backed by the full faith and credit of the United States or will represent the obligations of the U.S. Government or such agency or such other issuer or obligations payable from the proceeds of U.S. Government Securities, as specified in the related prospectus supplement.

The Mortgage Loans

Each of the mortgage loans will be a type of mortgage loan described or referred to below:

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Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than approximately 15 years;

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Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than approximately 30 years;

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Fully-amortizing ARM Loans having an original or modified term to maturity of not more than approximately 30 years with a related mortgage rate which generally adjusts initially either three months, six months or one, two, three, five, seven or ten years or other intervals subsequent to the initial payment date, and thereafter at either three- month, six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related Note Margin and the Note Index. The related prospectus supplement will set forth the relevant Index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related mortgage pool. The related prospectus supplement will also indicate any periodic or lifetime limitations on changes in any per annum mortgage rate at the time of any adjustment. If specified in the related prospectus supplement, an ARM Loan may include a provision that allows the mortgagor to convert the adjustable mortgage rate to a fixed rate at some point during the term of the ARM Loan generally not later than six to ten years subsequent to the initial payment date;

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Negatively-amortizing ARM Loans having original or modified terms to maturity of not more than approximately 30 years with mortgage rates which generally adjust initially on the payment date referred to in the related prospectus supplement, and on each of specified periodic payment dates thereafter, to equal the sum of the Note Margin and the Index. The scheduled monthly payment will be adjusted as and when described in the related prospectus supplement to an amount that would fully amortize the mortgage loan over its remaining term on a level debt service basis; provided that increases in the scheduled monthly payment may be subject to limitations as specified in the related prospectus supplement. Any Deferred Interest will be added to the principal balance of the mortgage loan;

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Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its approximately 15-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

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Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan over the remainder of its approximately 30-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

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Balloon loans having payment terms similar to those described in one of the preceding paragraphs, calculated on the basis of an assumed amortization term, but providing for a balloon payment of all outstanding principal and interest to be made at the end of a specified term that is shorter than the assumed amortization term;

•	Mortgage loans that provide for a line of credit pursuant to which amounts may be advanced to the borrower from time to time;
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Mortgage loans that require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method. This method calculates interest using the outstanding principal balance of the mortgage loan multiplied by the loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received on simple interest mortgage loans, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance of the mortgage loan; or

•	Mortgage loans which provide for an interest only period and do not provide for the payment of principal for the number of years specified in the related prospectus supplement.

The mortgage pool may contain mortgage loans secured by junior liens. The related senior lien, which may have been made at the same time as the first lien, may or may not be included in the mortgage pool as well. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan secured by a junior lien. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgaged property, if the proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan. If the master servicer or a servicer were to foreclose on a mortgage loan secured by a junior lien, it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the foreclosure sale of the mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior liens or purchase the mortgaged property subject to the senior liens. In the event that the proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of one or more classes of the securities of the related series bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is sought and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions or the mortgage loan may be nonrecourse. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

A mortgage loan may require payment of a prepayment charge or penalty, the terms of which will be more fully described in the prospectus supplement. Prepayment penalties may apply if the borrower makes a substantial prepayment, or may apply only if the borrower refinances the mortgage loans. A multifamily, commercial or mixed-use loan may also contain a prohibition on prepayment or lock-out period.

The mortgage loans may be “equity refinance” mortgage loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the mortgagor or used for purposes unrelated to the mortgaged property. Alternatively, the mortgage loans may be “rate and term refinance” mortgage loans, as to which substantially all of the proceeds (net of related costs incurred by the mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The mortgage loans may be mortgage loans which have been consolidated and/or have had various terms changed, mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a mortgaged property may be subject to secondary financing at the time of origination of the mortgage loan or thereafter. In addition, some or all of the single family loans secured by junior liens may be High LTV Loans.

If provided for in the related prospectus supplement, a mortgage pool may contain convertible mortgage loans which allow the mortgagors to convert the interest rates on these mortgage loans from a fixed rate to an adjustable rate, or an adjustable rate to a fixed rate, at some point during the life of these mortgage loans. In addition, if provided for in the related prospectus supplement, a mortgage pool may contain mortgage loans which may provide for modification to other fixed rate or adjustable rate programs offered by the Seller. If specified in the related prospectus supplement, upon any conversion or modification, the depositor, the related master servicer, the related servicer, the applicable Seller or a third party will repurchase the converted or modified mortgage loan as and to the extent set forth in the related prospectus supplement. Upon the failure of any party so obligated to repurchase any converted or modified mortgage loan, it will remain in the mortgage pool.

If provided for in the related prospectus supplement, the mortgage loans may include buydown mortgage loans. Under the terms of a buydown mortgage loan, the monthly payments made by the mortgagor during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The resulting difference will be made up from:

•	funds contributed by the seller of the mortgaged property or another source and placed in a custodial account,
•	if funds contributed by the seller are contributed on a present value basis, investment earnings on these funds, or
•	additional funds to be contributed over time by the mortgagor’s employer or another source.

See “Description of the Securities—Payments on Mortgage Loans; Deposits to Distribution Account.”

Generally, the mortgagor under each buydown mortgage loan will be qualified at the applicable lower monthly payment. Accordingly, the repayment of a buydown mortgage loan is dependent on the ability of the mortgagor to make larger level monthly payments after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

The prospectus supplement for each series of securities will contain information as to the type of mortgage loans that will be included in the related mortgage pool. Each prospectus supplement applicable to a series of securities will include information, generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

•	the aggregate principal balance of the mortgage loans,
•	the type of property securing the mortgage loans
•	the original or modified terms to maturity of the mortgage loans
•	the range of principal balances of the mortgage loans at origination or modification
•	the earliest origination or modification date and latest maturity date of the mortgage loans
•	the Loan-to-Value Ratios of the mortgage loans
•	the mortgage rate or range of mortgage rates borne by the mortgage loans
•	if any of the mortgage loans are ARM Loans
•	the geographical distribution of the mortgage loans
•	the percentage of buydown mortgage loans
•	the percent of ARM Loans which are convertible to fixed-rate mortgage loans

A Current Report on Form 8-K will be sent, upon request, to holders of the related series of securities and will be filed, together with the related pooling and servicing agreement, with respect to each series of certificates, or the related servicing agreement, owner trust agreement and indenture, with respect to each series of notes, with the Commission after the initial issuance of the securities. In the event that mortgage loans are added to or deleted from the trust fund after the date of the related prospectus supplement but on or before the date of issuance of the securities if any material pool characteristic differs by 5% or more from the description in the prospectus supplement, revised disclosure will be provided either in a supplement or in a Current Report on Form 8-K.

The depositor will cause the mortgage loans included in each mortgage pool, or mortgage securities evidencing interests therein, to be assigned, without recourse, to the trustee named in the related prospectus supplement, for the benefit of the holders of the securities of a series. Except to the extent that servicing of any mortgage loan is to be transferred to a special servicer, the master servicer named in the related prospectus supplement will service the mortgage loans, directly or through servicers, pursuant to a pooling and servicing agreement, with respect to each series of certificates, or a servicing agreement, with respect to each series of notes, and will receive a fee for these services. See “Servicing of Mortgage Loans,” “Description of the Securities” and “The Agreements.” The master servicer’s obligations with respect to the mortgage loans will consist principally of its contractual servicing obligations under the related pooling and servicing agreement or servicing agreement (including its obligation to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements), as more fully described in this prospectus under “Servicing of Mortgage Loans—Servicers,” and, if and to the extent set forth in the related prospectus supplement, its obligation to make cash advances in the event of delinquencies in payments on or with respect to the mortgage loans as described in this prospectus under “Description of the Securities—Advances”) or pursuant to the terms of any mortgage securities. The obligations of a master servicer to make advances may be subject to limitations, to the extent this prospectus and the related prospectus supplement so provides.

Underwriting Standards

Mortgage loans to be included in a mortgage pool will be purchased on the closing date by the depositor either directly or indirectly from Affiliated Sellers or Unaffiliated Sellers. The depositor will acquire mortgage loans utilizing re-underwriting criteria which it believes are appropriate, depending to some extent on the depositor’s or its affiliates’ prior experience with the Seller and the servicer, as well as the depositor’s prior experience with a particular type of mortgage loan or with mortgage loans relating to mortgaged properties in a particular geographical region. A standard approach to re-underwriting is to compare loan file information and information that is represented to the depositor on a tape with respect to a percentage of the mortgage loans the depositor deems appropriate in the circumstances. The depositor will not undertake any independent investigations of the creditworthiness of particular obligors.

The mortgage loans, as well as mortgage loans underlying mortgage securities will have been originated in accordance with underwriting standards described below.

The underwriting standards to be used in originating the mortgage loans are primarily intended to assess the creditworthiness of the mortgagor, the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

The mortgage loans will be originated under “full/alternative”, “stated income/verified assets”, “stated income/stated assets”, “no documentation” or “no ratio” programs. The “full/alternative” documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements. The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, under both “full/alternative” documentation programs, at least one month of income documentation is provided. This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally under a “stated income verified assets” program no verification of a mortgagor’s income is undertaken by the origination however, verification of the mortgagor’s assets is obtained. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no documentation” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score. Generally, under a “no ratio” program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a “no ratio” program assets are verified.

The primary considerations in underwriting a mortgage loan are the mortgagor’s employment stability and whether the mortgagor has sufficient monthly income available (1) to meet the mortgagor’s monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the home (including property taxes and hazard insurance) and (2) to meet monthly housing expenses and other financial obligations and monthly living expenses. However, the Loan-to-Value Ratio of the mortgage loan is another critical factor. In addition, a mortgagor’s credit history and repayment ability, as well as the type and use of the mortgaged property, are also considerations.

High LTV Loans are underwritten with an emphasis on the creditworthiness of the related mortgagor. High LTV Loans are underwritten with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property.

In the case of the multifamily loans, commercial loans or mixed-use loans, lenders typically look to the debt service coverage ratio of a loan as an important measure of the risk of default on that loan. Unless otherwise defined in the related prospectus supplement, the debt service coverage ratio of a multifamily loan, commercial loan or mixed-use loan at any given time is the ratio of (1) the net operating income of the related mortgaged property for a twelve-month period to (2) the annualized scheduled payments on the mortgage loan and on any other loan that is secured by a lien on the mortgaged property prior to the lien of the related mortgage. The net operating income of a mortgaged property is the total operating revenues derived from a multifamily, commercial or mixed-use property, as applicable, during that period, minus the total operating expenses incurred in respect of that property during that period other than (a) non-cash items such as depreciation and amortization, (b) capital expenditures and (c) debt service on loans (including the related mortgage loan) secured by liens on that property. The net operating income of a multifamily, commercial or mixed-use property, as applicable, will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a multifamily, commercial or mixed-use property, as applicable, rental income (and maintenance payments from tenant-stockholders of a cooperatively owned multifamily property) may be affected by the condition of the applicable real estate market and/or area economy. Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a multifamily, commercial or mixed-use loan. Lenders also look to the Loan-to-Value Ratio of a multifamily, commercial or mixed-use loan as a measure of risk of loss if a property must be liquidated following a default.

Each prospective mortgagor will generally complete a mortgage loan application that includes information on the applicant’s liabilities, income, credit history, employment history and personal information. One or more credit reports on each applicant from national credit reporting companies generally will be required. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. In the case of a multifamily loan, commercial loan or mixed-use loan, the mortgagor will also be required to provide certain information regarding the related mortgaged property, including a current rent roll and operating income statements (which may be pro forma and unaudited). In addition, the originator will generally also consider the location of the mortgaged property, the availability of competitive lease space and rental income of comparable properties in the relevant market area, the overall economy and demographic features of the geographic area and the mortgagor’s prior experience in owning and operating properties similar to the multifamily properties or commercial properties, as the case may be.

Mortgaged properties generally will be appraised by licensed appraisers or through an automated valuation system. A licensed appraiser will generally address neighborhood conditions, site and zoning status and condition and valuation of improvements. In the case of mortgaged properties secured by single family loans, the appraisal report will generally include a reproduction cost analysis (when appropriate) based on the current cost of constructing a similar home and a market value analysis based on recent sales of comparable homes in the area. With respect to multifamily properties, commercial properties and mixed-use properties, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a property’s projected net cash flow, capitalization and other operational information in determining the property’s value. The market approach to value analyzes the prices paid for the purchase of similar properties in the property’s area, with adjustments made for variations between those other properties and the property being appraised. The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must support, and support in the future, the outstanding loan balance. All appraisals by licensed appraisers are required to be on forms acceptable to Fannie Mae or Freddie Mac. Automated valuation systems generally rely on publicly available information regarding property values and will be described more fully in the related prospectus supplement. An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

Notwithstanding the foregoing, Loan-to-Value Ratios will not necessarily provide an accurate measure of the risk of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of securities may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Mortgage loans which are subject to negative amortization will have Loan-to-Value Ratios which will increase after origination as a result of negative amortization. Also, even when current, an appraisal is not necessarily a reliable estimate of value for a multifamily property or commercial property. As stated above, appraised values of multifamily, commercial and mixed-use properties are generally based on the market analysis, the cost analysis, the income analysis, or upon a selection from or interpolation of the values derived from those approaches. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expenses and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

If so specified in the related prospectus supplement, the underwriting of a multifamily loan, commercial loan or mixed-use loan may also include environmental testing. Under the laws of some states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, this type of lien has priority over an existing mortgage lien on that property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an “owner” or “operator”, for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage as described under “Legal Aspects of Mortgage Loans—Environmental Legislation” in this prospectus.

With respect to any FHA loan or VA loans the mortgage loan Seller will be required to represent that it has complied with the applicable underwriting policies of the FHA or VA, respectively. See “Description of Primary Insurance Policies—FHA Insurance” and “—VA Insurance” in this prospectus.

FICO Scores

The FICO Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company (“Fair, Isaac”) and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The FICO Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300’s to the 900’s. Although the FICO Scores are based solely on the information at the particular credit repository, such FICO Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The FICO Scores is used along with, but not limited to, mortgage payment history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter’s judgment.

Qualifications of Originators and Sellers

Each mortgage loan generally will be originated, directly or through mortgage brokers and correspondents, by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

Each Seller will have made representations and warranties in respect of the mortgage loans and/or mortgage securities sold by the Seller and evidenced by a series of securities. In the case of mortgage loans, representations and warranties will generally include, among other things, that as to each mortgage loan:

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with respect to each mortgage loan other than a Contract or a cooperative mortgage loan, if required, (A) a title insurance policy, binder, or other assurance of title customary in the relevant jurisdiction insuring (subject only to permissible title insurance exceptions) the lien status of the mortgage was effective at the origination of the mortgage loan and the policy remained in effect on the date of purchase of the mortgage loan from the Seller by the depositor, (B) if the mortgaged property securing the mortgage loan is located in an area where these policies are generally not available, there is in the related mortgage file an attorney’s certificate of title indicating (subject to permissible exceptions set forth therein) the lien status of the mortgage or (C) with respect to a mortgage loan which is a refinanced mortgage loan, a title search was done by the Seller or some other type of “short-form” title insurance was obtained;

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the Seller has good title to the mortgage loan and the mortgage loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a buydown mortgage loan;

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there are no mechanics’ liens or claims for work, labor or material affecting the related mortgaged property which are, or may be a lien prior to, or equal with, the lien of the related mortgage (subject only to permissible title insurance exceptions);

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the mortgage loan constituted a valid first or other applicable lien on, or a perfected security interest with respect to, the mortgaged property (subject only to permissible title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and the related mortgaged property is free from damage and in good repair;

•	there are no delinquent tax or assessment liens against the related mortgaged property;
•	the mortgage loan is not more than 90 days delinquent as to any scheduled payment of principal and/or interest; and
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to the best of the Seller’s knowledge, each mortgage loan at the time it was made complied in all material respects with applicable federal, state and local laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws; and, to the best of the Seller’s knowledge, each mortgage loan has been serviced in all material respects in accordance with applicable federal, state and local laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage loans include cooperative mortgage loans, representations and warranties with respect to title insurance or hazard insurance may not be given. Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers (tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units. In the case of mortgage securities, representations and warranties will generally include, among other things, that as to each mortgage security, the Seller has good title to the mortgage security free of any liens. In the event of a breach of a Seller’s representation or warranty that materially adversely affects the interests of the securityholders in a mortgage loan or mortgage security, the related Seller will be obligated to cure the breach or repurchase or, if permitted, replace the mortgage loan or mortgage security as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase or, if permitted, replace any mortgage loan or mortgage security as to which a breach of a representation or warranty arises.

All of the representations and warranties of a Seller in respect of a mortgage loan or mortgage security will have been made as of the date on which the mortgage loan or mortgage security was purchased from the Seller by or on behalf of the depositor, unless a specific representation or warranty relates to an earlier date, in which case such representation or warranty shall be made as of such earlier date. As a result, the date as of which the representations and warranties were made may be a date prior to the date of initial issuance of the related series of securities or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of securities. Accordingly, the Seller’s repurchase obligation (or, if specified in the related prospectus supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a mortgage loan or mortgage security by the Seller, an event occurs that would have given rise to a repurchase obligation had the event occurred prior to sale of the affected mortgage loan or mortgage security, as the case may be. The only representations and warranties to be made for the benefit of holders of securities in respect of any related mortgage loan or mortgage security relating to the period commencing on the date of sale of the mortgage loan or mortgage security by the Seller to or on behalf of the depositor will be the limited corporate representations of the depositor and the master servicer described under “Description of the Securities—Assignment of Trust Fund Assets” below.

The depositor will assign to the trustee for the benefit of the holders of the related series of securities all of its right, title and interest in each purchase agreement by which it purchased a mortgage loan or mortgage security from a Seller insofar as the purchase agreement relates to the representations and warranties made by the Seller in respect of the mortgage loan or mortgage security and any remedies provided for with respect to any breach of representations and warranties with respect to the mortgage loan or mortgage security. If a Seller cannot cure a breach of any representation or warranty made by it in respect of a mortgage loan or mortgage security which materially and adversely affects the interests of the securityholders therein within a specified period after having discovered or received notice of a breach, then, the Seller will be obligated to repurchase the mortgage loan or mortgage security at a purchase price set forth in the related pooling and servicing agreement or other agreement which purchase price generally will be equal to the principal balance thereof as of the date of repurchase plus accrued and unpaid interest through or about the date of repurchase at the related mortgage rate or pass-through rate, as applicable (net of any portion of this interest payable to the Seller in respect of master servicing compensation, special servicing compensation or servicing compensation, as applicable, and any interest retained by the depositor).

As to any mortgage loan required to be repurchased by a Seller as provided above, rather than repurchase the mortgage loan, the Seller, if so specified in the related prospectus supplement, will be entitled, at its sole option, to remove the Deleted Mortgage Loan from the trust fund and substitute in its place a Qualified Substitute Mortgage Loan; however, with respect to a series of certificates for which no REMIC election is to be made, the substitution must be effected within 120 days of the date of the initial issuance of the related series of certificates. With respect to a trust fund for which a REMIC election is to be made, the substitution of a defective mortgage loan must be effected within two years of the date of the initial issuance of the related series of certificates, and may not be made if the substitution would cause the trust fund, or any portion thereof, to fail to qualify as a REMIC or result in a Prohibited Transaction Tax under the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution:

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have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in the Distribution Account by the related Seller or the master servicer in the month of substitution for distribution to the securityholders),

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have a mortgage rate and a Net Mortgage Rate not less than (and not materially greater than) the mortgage rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution,

•	have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution,
•	have a remaining term to maturity not materially earlier or later than (and not later than the latest maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and
•	comply with all of the representations and warranties made by the Seller as of the date of substitution.

The related mortgage loan purchase agreement may include additional requirements relating to ARM Loans or other specific types of mortgage loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. A Seller will have an option to substitute for a mortgage security that it is obligated to repurchase in connection with a breach of a representation and warranty only if it satisfies the criteria set forth in the related prospectus supplement.

The master servicer or the trustee will be required under the applicable pooling and servicing agreement or servicing agreement to use reasonable efforts to enforce this repurchase or substitution obligation for the benefit of the trustee and the securityholders, following those practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this repurchase or substitution obligation will not become an obligation of the master servicer in the event the applicable Seller fails to honor the obligation. In instances where a Seller is unable, or disputes its obligation, to repurchase affected mortgage loans and/or mortgage securities, the master servicer or the trustee, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with the related Seller that could provide for the repurchase of only a portion of the affected mortgage loans and/or mortgage securities. Any settlement could lead to losses on the mortgage loans and/or mortgage securities which would be borne by the related securities. In accordance with the above described practices, the master servicer or trustee will not be required to enforce any repurchase obligation of a Seller arising from any misrepresentation by the Seller, if the master servicer determines in the reasonable exercise of its business judgment that the matters related to the misrepresentation did not directly cause or are not likely to directly cause a loss on the related mortgage loan or mortgage security. If the Seller fails to repurchase and no breach of any other party’s representations has occurred, the Seller’s repurchase obligation will not become an obligation of the depositor or any other party. In the case of a Designated Seller Transaction where the Seller fails to repurchase a mortgage loan or mortgage security and neither the depositor nor any other entity has assumed the representations and warranties, the repurchase obligation of the Seller will not become an obligation of the depositor or any other party. The foregoing obligations will constitute the sole remedies available to securityholders or the trustee for a breach of any representation by a Seller or for any other event giving rise to the obligations as described above.

Neither the depositor nor the master servicer will be obligated to repurchase a mortgage loan or mortgage security if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out their repurchase obligations. A default by a Seller is not a default by the depositor or by the master servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by the depositor or the master servicer, as described below under “Description of the Securities—Assignment of Trust Fund Assets,” the depositor or the master servicer may have a repurchase or substitution obligation. Any mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related trust fund and any losses related thereto shall be allocated to the related credit enhancement, to the extent available, and otherwise to one or more classes of the related series of securities.

If a person other than a Seller makes the representations and warranties referred to in the first paragraph of this “—Representations by Sellers” section, or a person other than a Seller is responsible for repurchasing or replacing any mortgage loan or mortgage security for a breach of those representations and warranties, the identity of that person will be specified in the related prospectus supplement. The master servicer’s responsibilities for enforcing these representations and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

If the related prospectus supplement so specifies, the master servicer or another entity identified in such prospectus supplement may, at its option, purchase from the trust fund any mortgage loan which is delinquent in payment by 90 days or more or is an REO Mortgage Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

STATIC POOL INFORMATION

For each mortgage pool discussed above, the depositor will provide static pool information with respect to the experience of the sponsor, or other appropriate entity, in securitizing asset pools of the same type to the extent material.

With respect to each series of securities, the information referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

SERVICING OF MORTGAGE LOANS

General

The mortgage loans and mortgage securities included in each mortgage pool will be serviced and administered pursuant to either a pooling and servicing agreement or a servicing agreement. A form of pooling and servicing agreement and a form of servicing agreement have each been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each pooling and servicing agreement or servicing agreement will vary depending upon the nature of the related mortgage pool. The following summaries describe the material servicing-related provisions that may appear in a pooling and servicing agreement or servicing agreement for a mortgage pool that includes mortgage loans. The related prospectus supplement will describe any servicing-related provision of its related pooling and servicing agreement or servicing agreement that materially differs from the description thereof contained in this prospectus. If the related mortgage pool includes mortgage securities, the related prospectus supplement will summarize the material provisions of the related pooling and servicing agreement and identify the responsibilities of the parties to that pooling and servicing agreement.

With respect to any series of securities as to which the related mortgage pool includes mortgage securities, the servicing and administration of the mortgage loans underlying any mortgage securities will be pursuant to the terms of those mortgage securities. Mortgage loans underlying mortgage securities in a mortgage pool will be serviced and administered generally in the same manner as mortgage loans included in a mortgage pool, however, there can be no assurance that this will be the case, particularly if the mortgage securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

The master servicer, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor. The master servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the master servicer in connection with its activities under a pooling and servicing agreement or a servicing agreement.

The master servicer shall supervise, monitor and oversee the obligation of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In addition, the Master Servicer shall oversee and consult with each servicer as necessary from time-to-time to carry out the master servicer’s obligations under the pooling and servicing agreement or servicing agreement, shall receive, review and evaluate all reports, information and other data provided to the master servicer by each servicer and shall cause each servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such servicer under its applicable servicing agreement. Each pooling and servicing agreement or servicing agreement, as applicable, for a series of securities, will provide that in the event a servicer fails to perform its obligations in accordance with its servicing agreement, the master servicer shall terminate such servicer and act as servicer of the related mortgage loans or cause the trustee to enter into a new servicing agreement with a successor servicer selected by the master servicer.

The Servicers

Each of the servicers, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor or the Seller of the mortgage loans for which it is acting as servicer. Each servicer will service the mortgage loans pursuant to a servicing agreement between the master servicer and the related servicer, which servicing agreement will not contain any terms which are inconsistent with the related pooling and servicing agreement or other agreement that governs the servicing responsibilities of the master servicer, as specified in the related prospectus supplement. Each servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection with its activities under a servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

The master servicer for any mortgage pool will be obligated under the pooling and servicing agreement or servicing agreement to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in the mortgage pool for the benefit of the related securityholders, in accordance with applicable law, the terms of the pooling and servicing agreement or servicing agreement, the mortgage loans and any instrument of credit enhancement included in the related trust fund, and, to the extent consistent with the foregoing, the customs and standards of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the jurisdictions where the related mortgaged properties are located. Subject to the foregoing, the master servicer will have full power and authority to do any and all things in connection with servicing and administration that it may deem necessary and desirable.

As part of its servicing duties, the master servicer will be required to, and to cause each of the servicers to, make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services. The master servicer and each servicer will be obligated to follow the same collection procedures as it would follow for comparable mortgage loans held for its own account, so long as these procedures are consistent with the servicing standard of and the terms of the related pooling and servicing agreement or servicing agreement and the servicing standard generally described in the preceding paragraph, and do not impair recovery under any instrument of credit enhancement included in the related trust fund. Consistent with the foregoing, the master servicer or any servicer will be permitted, in its discretion, to waive any prepayment premium, late payment charge or other charge in connection with any mortgage loan. In any event, no waiver of a prepayment premium, late payment charge or other charge in connection with any mortgage loan shall effect the potential cash flow from the pool assets.

Under a pooling and servicing agreement or a servicing agreement, a master servicer and each servicer will be granted discretion to extend relief to mortgagors whose payments become delinquent. In the case of single family loans and Contracts, a master servicer or servicer may, for example, grant a period of temporary indulgence to a mortgagor or may enter into a liquidating plan providing for repayment of delinquent amounts within a specified period from the date of execution of the plan. However, the master servicer or servicer must first determine that any waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the security for the mortgage loan. In addition, unless otherwise specified in the related prospectus supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a multifamily loan, commercial loan or mixed-use loan, the master servicer or servicer will be permitted, subject to any specific limitations set forth in the related pooling and servicing agreement or servicing agreement and described in the related prospectus supplement, to modify, waive or amend any term of such mortgage loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that the modification, waiver or amendment (1) is reasonably likely to produce a greater recovery with respect to that mortgage loan on a present value basis than would liquidation and (2) will not adversely affect the coverage under any applicable instrument of credit enhancement.

In the case of multifamily loans, commercial loans and mixed-use loans, a mortgagor’s failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor under a multifamily, commercial or mixed-use loan that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. Generally, the related master servicer or servicer will be required to monitor any multifamily loan or commercial loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related mortgaged property and take any other actions as are consistent with the servicing standard described above and in the pooling and servicing agreement or servicing agreement. A significant period of time may elapse before the master servicer or servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the master servicer or servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure) on behalf of the securityholders of the related series may vary considerably depending on the particular multifamily, commercial or mixed-use loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume that loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the master servicer or servicer may not be permitted to accelerate the maturity of the related multifamily, commercial or mixed-use loan or to foreclose on the mortgaged property for a considerable period of time. See “Legal Aspects of Mortgage Loans.”

Some or all of the mortgage loans in a mortgage pool may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender’s consent. In any case in which a mortgaged property is being conveyed by the mortgagor, the master servicer will in general be obligated, to the extent it has knowledge of the conveyance, to exercise its rights, or cause the servicer of the mortgage loan to exercise its rights, to accelerate the maturity of the related mortgage loan under any due-on-sale clause applicable thereto, but only if the exercise of these rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If applicable law prevents the master servicer or servicer from enforcing a due-on-sale or due-on-encumbrance clause or if the master servicer or servicer determines that it is reasonably likely that the related mortgagor would institute a legal action to avoid enforcement of a due-on-sale or due-on-encumbrance clause, the master servicer or servicer may enter into (1) an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which this person becomes liable under the mortgage note subject to specified conditions and the mortgagor, to the extent permitted by applicable law, remains liable thereon or (2) a substitution of liability agreement pursuant to which the original mortgagor is released from liability and the person to whom the property has been or is about to be conveyed is substituted for the original mortgagor and becomes liable under the mortgage note, subject to specified conditions. The original mortgagor may be released from liability on a single family loan if the master servicer or servicer shall have determined in good faith that the release will not adversely affect the collectability of the mortgage loan. The master servicer or servicer will determine whether to exercise any right the trustee may have under any due-on-sale or due-on-encumbrance provision in a multifamily loan, commercial loan or mixed-use loan in a manner consistent with the servicing standard. The master servicer or servicer generally will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property. See “Legal Aspects of Mortgage Loans—Enforceability of Certain Provisions.” FHA loans do not contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The master servicer or the servicer may approve a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related mortgage loan, that approval will not adversely affect the security for, or the timely and full collectability of, the related mortgage loan. Any fee collected by the master servicer or servicer for processing these requests will be retained by the master servicer or servicer, as the case may be, as additional servicing compensation.

In the case of mortgage loans secured by junior liens on the related mortgaged properties, the master servicer will be required to file, or cause the servicer of the mortgage loans to file, of record a request for notice of any action by a superior lienholder under the senior lien for the protection of the related trustee’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose the junior lienholder’s equity of redemption. The master servicer also will be required to notify, or cause the servicer of the mortgage loan to notify, any superior lienholder in writing of the existence of the mortgage loan and request notification of any action (as described below) to be taken against the mortgagor or the mortgaged property by the superior lienholder. If the master servicer or a servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related mortgaged property sold or foreclosed, then, the master servicer will be required to take, or cause the servicer of the related mortgaged property to take, on behalf of the related trust fund, whatever actions are necessary to protect the interests of the related securityholders, and/or to preserve the security of the related mortgage loan, subject to the REMIC Provisions, if applicable. The master servicer will be required to advance, or cause the servicer of the mortgage loan to advance, the necessary funds to cure the default or reinstate the superior lien, if the advance is in the best interests of the related securityholders and the master servicer or the servicer, as the case may be, determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

The master servicer for any mortgage pool will also be required to perform, or cause the servicers of the mortgage loans in the mortgage pool to perform, other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums and similar items, or otherwise monitoring the timely payment of those items; adjusting mortgage rates on ARM Loans; maintaining Buydown Accounts; supervising foreclosures and similar proceedings; managing REO properties; and maintaining servicing records relating to the mortgage loans in the mortgage pool. The master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit enhancement. See “Description of Credit Enhancement.”

Special Servicers

If and to the extent specified in the related prospectus supplement, a special servicer may be a party to the related pooling and servicing agreement or servicing agreement or may be appointed by the master servicer or another specified party to perform specified duties in respect of servicing the related mortgage loans that would otherwise be performed by the master servicer (for example, the workout and/or foreclosure of defaulted mortgage loans). The rights and obligations of any special servicer will be specified in the related prospectus supplement, and the master servicer will be liable for the performance of a special servicer only if, and to the extent, set forth in that prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

Except as described below, the master servicer will be required, in a manner consistent with the servicing standard, to, or to cause the servicers of the mortgage loans to, foreclose upon or otherwise comparably convert the ownership of properties securing any mortgage loans in the related mortgage pool that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Generally, the foreclosure process will commence no later than 90 days after delinquency of the related mortgage loan. The master servicer and each servicer will be authorized to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related mortgaged property, by operation of law or otherwise, if the action is consistent with the servicing standard. The master servicer’s or applicable servicer’s actions in this regard must be conducted, however, in a manner that will permit recovery under any instrument of credit enhancement included in the related trust fund. In addition, neither the master servicer nor any other servicer will be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (1) the foreclosure and/or restoration will increase the proceeds of liquidation of the mortgage loan to the related securityholders after reimbursement to itself for these expenses and (2) these expenses will be recoverable to it from related Insurance Proceeds, Liquidation Proceeds or amounts drawn out of any fund or under any instrument constituting credit enhancement (respecting which it shall have priority for purposes of withdrawal from the Distribution Account in accordance with the pooling and servicing agreement or servicing agreement).

However, unless otherwise specified in the related prospectus supplement, neither the master servicer nor any other servicer may acquire title to any multifamily property or commercial property securing a mortgage loan or take any other action that would cause the related trustee, for the benefit of securityholders of the related series, or any other specified person to be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or an “operator” of such mortgaged property within the meaning of federal environmental laws, unless the master servicer or the servicer of the mortgage loan has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund), that either:

(1)           the mortgaged property is in compliance with applicable environmental laws and regulations or, if not, that taking actions as are necessary to bring the mortgaged property into compliance with these laws is reasonably likely to produce a greater recovery on a present value basis than not taking those actions; and

(2)           there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if those circumstances or conditions are present for which any such action could be required, taking those actions with respect to the mortgaged property is reasonably likely to produce a greater recovery on a present value basis than not taking those actions. See “Legal Aspects of Mortgage Loans—Environmental Legislation.”

Neither the master servicer nor any other servicer will be obligated to foreclose upon or otherwise convert the ownership of any mortgaged property securing a single family loan if it has received notice or has actual knowledge that the property may be contaminated with or affected by hazardous wastes or hazardous substances; however, environmental testing will not be required. The master servicer or servicer, as applicable, will not be liable to the securityholders of the related series if, based on its belief that no such contamination or effect exists, the master servicer or such servicer forecloses on a mortgaged property and takes title to the mortgaged property, and thereafter the mortgaged property is determined to be so contaminated or affected.

With respect to a mortgage loan in default, the master servicer or servicer of the mortgage loan may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, neither the master servicer nor the servicer of the mortgage loan is required to continue to pursue both remedies if it determines that one remedy is more likely than the other to result in a greater recovery. Upon the first to occur of final liquidation (by foreclosure or otherwise) or a repurchase or substitution pursuant to a breach of a representation and warranty, the mortgage loan will be removed from the related trust fund if it has not been removed previously. The master servicer or servicer may elect to treat a defaulted mortgage loan as having been finally liquidated if a substantial portion or all of the amounts expected to be received from that mortgage loan have been received. Any additional liquidation expenses relating to the mortgage loan thereafter incurred will be reimbursable to the master servicer or servicer, as applicable, from any amounts otherwise distributable to holders of securities of the related series, or may be offset by any subsequent recovery related to the mortgage loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to securityholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit support, the master servicer and servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with the defaulted mortgage loan.

As provided above, the master servicer or a servicer may pass through less than the full amount it expects to receive from the related mortgage loan; however, the master servicer or servicer may only do this if the master servicer or servicer reasonably believes it will maximize the proceeds to the securityholders in the aggregate. To the extent the master servicer or servicer receives additional recoveries following liquidation, the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the trust as Liquidation Proceeds. In the event the amount of the Realized Loss is restated, the amount of overcollateralization or the principal balance of the most subordinate class of securities in the trust may be increased. However, the holders of any securities whose principal balance is increased will not be reimbursed interest for the period during which the principal balance of their securities was lower.

With respect to a series of securities, if so provided in the related prospectus supplement, the applicable form of credit enhancement may provide, to the extent of coverage, that a defaulted mortgage loan will be removed from the trust fund prior to the final liquidation thereof. In addition, a pooling and servicing agreement or servicing agreement may grant to the depositor, an affiliate of the depositor, the master servicer, a special servicer, a provider of credit enhancement and/or the holder or holders of specified classes of securities of the related series a right of first refusal to purchase from the trust fund, at a predetermined purchase price, any mortgage loan as to which a specified number of scheduled payments are delinquent. If the purchase price is insufficient to fully fund the entitlements of securityholders to principal and interest, it will be specified in the related prospectus supplement. Furthermore, a pooling and servicing agreement or a servicing agreement may authorize the master servicer or servicer of the mortgage loan to sell any defaulted mortgage loan if and when the master servicer or servicer determines, consistent with the servicing standard, that the sale would produce a greater recovery to securityholders on a present value basis than would liquidation of the related mortgaged property.

In the event that title to any mortgaged property is acquired by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of securityholders of the related series. Notwithstanding any acquisition of title and cancellation of the related mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding mortgage loan held in the trust fund until the mortgaged property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to the defaulted mortgage loan. For purposes of calculations of amounts distributable to securityholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, the amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as the REO Mortgage Loan is considered to remain in the trust fund.

If title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell, or cause the servicer of the mortgage loan to sell, the mortgaged property within three years of acquisition, unless (1) the IRS grants an extension of time to sell the property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund for more than three years after its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing and any other tax-related constraints, the master servicer generally will be required to solicit bids, or to cause a servicer to solicit bids, for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. If title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer will also be required to ensure that the mortgaged property is administered so that it constitutes “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of the property does not result in the receipt by the trust fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the trust fund does not derive any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code with respect to the property.

If Liquidation Proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus accrued interest plus the aggregate amount of reimbursable expenses incurred by the master servicer or the servicer, as applicable, with respect to the mortgage loan, and the shortfall is not covered under any applicable instrument or fund constituting credit enhancement, the trust fund will realize a loss in the amount of the difference. The master servicer or servicer, as applicable, will be entitled to reimburse itself from the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the distribution of

Liquidation Proceeds to securityholders, amounts that represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. If so provided in the related prospectus supplement, the applicable form of credit enhancement may provide for reinstatement subject to specified conditions in the event that, following the final liquidation of a mortgage loan and a draw under the credit enhancement, subsequent recoveries are received. In addition, if a gain results from the final liquidation of a defaulted mortgage loan or an REO Mortgage Loan which is not required by law to be remitted to the related mortgagor, the master servicer or servicer, as applicable, will be entitled to retain the gain as additional servicing compensation unless the related prospectus supplement provides otherwise. For a description of the master servicer’s (or other specified person’s) obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the mortgage loans, see “Description of Credit Enhancement” and “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder.”

Servicing and Other Compensation and Payment of Expenses; Retained Interest

The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related trust fund at the time the collections are deposited into the applicable Distribution Account. This portion of the servicing fee will be calculated with respect to each mortgage loan by multiplying the fee by the principal balance of the mortgage loan. In addition, to the extent not permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in the applicable Distribution Account. Any additional servicing compensation will be described in the related prospectus supplement.

The principal servicing compensation to be paid to each servicer in respect of its servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan serviced by such servicer, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related trust fund at the time the collections are deposited into such servicer’s Protected Account. This portion of the servicing fee will be calculated with respect to each mortgage loan serviced by a servicer by multiplying the fee by the principal balance of the mortgage loan. In addition, each servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in its Protected Account. Any additional servicing compensation will be described in the related prospectus supplement.

The master servicer will pay or cause to be paid some of the ongoing expenses associated with each trust fund and incurred by it in connection with its responsibilities under the pooling and servicing agreement or servicing agreement, including, if so specified in the related prospectus supplement, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee and the security registrar, and payment of expenses incurred in enforcing the obligations of the servicers and the Sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of the servicers and the Sellers under limited circumstances. In addition, the master servicer and each servicer will be entitled to reimbursements for some of its expenses incurred in connection with liquidated mortgage loans and in connection with the restoration of mortgaged properties, this right of reimbursement being prior to the rights of securityholders to receive any related Liquidation Proceeds or Insurance Proceeds. If and to the extent so provided in the related prospectus supplement, the master servicer and each servicer will be entitled to receive interest on amounts advanced to cover reimbursable expenses for the period that the advances are outstanding at the rate specified in the prospectus supplement, and the master servicer and each servicer will be entitled to payment of the interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to securityholders or as otherwise provided in the related pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

If and to the extent provided in the related prospectus supplement, the master servicer and the servicers may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to any Prepayment Interest Shortfalls resulting from mortgagor prepayments during that period. See “Yield Considerations.”

Evidence as to Compliance

Each pooling and servicing agreement and servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

Each pooling and servicing agreement and servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

Each pooling and servicing agreement and servicing agreement will also provide for delivery to the trustee, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement or servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof. This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement or servicing agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by securityholders without charge upon written request to the master servicer or trustee. These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

DESCRIPTION OF THE SECURITIES

General

The securities will be issued in series. Each series of certificates (or, in some instances, two or more series of certificates) will be issued pursuant to a pooling and servicing agreement, similar to one of the forms filed as an exhibit to the registration statement of which this prospectus is a part. Each pooling and servicing agreement will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Each series of notes (or, in some instances, two or more series of notes) will be issued pursuant to an indenture between the related issuing entity and the trustee, similar to the form filed as an exhibit to the registration statement of which this prospectus is a part. The trust fund will be created pursuant to an owner trust agreement between the depositor and the owner trustee. Each indenture, along with the related servicing agreement and owner trust agreement, will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Qualified counsel will render an opinion to the effect that the trust fund’s assets will not be considered assets of the Seller or the depositor in the event of the bankruptcy of the Seller or the depositor. The following summaries (together with additional summaries under “The Agreements” below) describe the material provisions relating to the securities common to each Agreements.

Certificates of each series covered by a particular pooling and servicing agreement will evidence specified beneficial ownership interests in a separate trust fund created pursuant to the pooling and servicing agreement. Each series of notes covered by a particular indenture will evidence indebtedness of a separate trust fund created pursuant to the related owner trust agreement. A trust fund will consist of, to the extent provided in the pooling and servicing agreement or owner trust agreement:

•

the mortgage loans (and the related mortgage documents) or interests therein (including any mortgage securities) underlying a particular series of securities as from time to time are subject to the pooling and servicing agreement or servicing agreement, exclusive of, if specified in the related prospectus supplement, any interest retained by the depositor or any of its affiliates with respect to each mortgage loan;

•

all payments and collections in respect of the mortgage loans or mortgage securities due after the related cut-off date, as from time to time are identified as deposited in respect thereof in the related Protected Account, Distribution Account or any other account established pursuant to the Agreement as described below;

•	any property acquired in respect of mortgage loans in the trust fund, whether through foreclosure of a mortgage loan or by deed in lieu of foreclosure;

•	hazard insurance policies, Primary Insurance Policies, FHA insurance policies and VA guarantees, if any, maintained in respect of mortgage loans in the trust fund and the proceeds of these policies;

•	U.S. Government Securities;

•	the rights of the depositor under any mortgage loan purchase agreement, including in respect of any representations and warranties therein; and

•

any combination, as and to the extent specified in the related prospectus supplement, of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, or currency or interest rate exchange agreements as described under “Description of Credit Enhancement”.

If provided in the related prospectus supplement, the original principal amount of a series of securities may exceed the principal balance of the mortgage loans or mortgage securities initially being delivered to the trustee. Cash in an amount equal to this difference will be deposited into a pre-funding account maintained with the trustee. During the period set forth in the related prospectus supplement, amounts on deposit in the pre-funding account may be used to purchase additional mortgage loans or mortgage securities for the related trust fund. Any amounts remaining in the pre-funding account at the end of the period will be distributed as a principal prepayment to the holders of the related series of securities at the time and in the manner set forth in the related prospectus supplement.

Each series of securities may consist of any one or a combination of the following types of classes:

Accretion Directed	A class of securities designated to receive principal payments primarily from the interest that accrues on specified Accrual Classes.
Accrual

A class of securities where the accrued interest otherwise payable to such certificates is allocated to specified classes of certificates as principal payments in reduction of their certificate principal balance. The certificate principal balance of the Accrual Class will be increased to the extent such accrued interest is so allocated.

Companion

A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes or scheduled principal classes.

Component

A class consisting of “components.” The components of a class of component securities may have different principal and/or interest payment characteristics but together constitute a single class. Each component of a class of component securities may be identified as falling into one or more of the categories in this list.

Fixed Rate	A class with an interest rate that is fixed throughout the life of the class.
Floating Rate

A class that receives interest payments based on an interest rate that fluctuates each payment period based on a designated index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, plus a specified margin.

Interest Only or IO	A class of securities with no principal balance and which is not entitled to principal payments. Interest usually accrues based on a specified notional amount.
Inverse Floating Rate

A class of securities where the pass-through rate adjusts based on the excess between a specified rate and LIBOR or another index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds.

Lock Out	A class of securities which is “locked out” of certain payments, usually principal, for a specified period of time.
Partial Accrual

A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of such class on each applicable distribution date, with the remainder of such accrued interest to be distributed currently as interest on such class. Such accretion may continue until a specified event has occurred or until such Partial Accrual class is retired.

Principal Only	A class of securities which is not entitled to interest payments.
Planned Amortization Class or PAC	A class of securities with a principal balance that is reduced based on a schedule of principal balances, assuming a certain range of prepayment rates on the underlying assets.
Scheduled Principal

A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Planned Principal Class or Targeted Principal Class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Senior Support

A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior Class after the related classes of subordinated securities are no longer outstanding.

Sequential Pay

Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Super Senior

A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class, referred to as the “support class” until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC	A class of securities with a principal balance that is reduced based on a scheduled of principal balances, assuming a certain targeted rate of prepayments on the related collateral.
Variable Rate

A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Loan Rates borne by the underlying loans).

With respect to any series of notes, the related Equity Certificates, insofar as they represent the beneficial ownership interest in the Issuing Entity, will be subordinate to the related notes. As to each series, the offered securities will be rated in one of the four highest rating categories by one or more Rating Agencies. Credit support for the offered securities of each series may be provided by a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, reserve fund, currency or interest rate exchange agreement, overcollateralization, cross-collateralization or by the subordination of one or more other classes of securities, each, as described under “Description of Credit Enhancement,” or by any combination of the foregoing.

If so specified in the prospectus supplement relating to a series of certificates, one or more elections may be made to treat the related trust fund, or a designated portion thereof, as a REMIC. If an election is made with respect to a series of certificates, one of the classes of certificates in the series will be designated as evidencing the sole class of “residual interests” in each related REMIC, as defined in the Code; alternatively, a separate class of ownership interests will evidence the residual interests. All other classes of certificates in the series will constitute “regular interests” in the related REMIC, as defined in the Code. As to each series of certificates as to which a REMIC election is to be made, the master servicer, trustee or other specified person will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

Except as described below, the offered securities of each series will be issued as physical certificates or notes in fully registered form only in the denominations specified in the related prospectus supplement, and will be transferable and exchangeable at the corporate trust office of the registrar named in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of offered securities, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge. A “securityholder” or “holder” is the entity whose name appears on the records of the registrar (consisting of or including the security register) as the registered holder of a security.

If so specified in the related prospectus supplement, specified classes of a series of securities will be initially issued through the book-entry facilities of DTC. As to any class of DTC Registered Securities, the recordholder of the securities will be DTC’s nominee. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participants and facilitates the clearance and settlement of securities transactions between participants through electronic book-entry changes in the accounts of participants. Intermediaries have indirect access to DTC’s clearance system.

If securities are issued as DTC Registered Securities, no Beneficial Owner will be entitled to receive a security representing its interest in registered, certificated form, unless either (1) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or (2) the depositor elects, with the consent of the Beneficial Owners, to discontinue the registration of the securities through DTC. Prior to one of these events, Beneficial Owners will not be recognized by the trustee or the master servicer as holders of the related securities for purposes of the related pooling and servicing agreement or indenture, and Beneficial Owners will be able to exercise their rights as owners of the securities only indirectly through DTC, participants and Intermediaries. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in DTC Registered Securities may do so only through DTC, either directly if the Beneficial Owner is a participant or indirectly through participants and, if applicable, Intermediaries. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any DTC Registered Securities will be required to be made in minimum denominations specified in the related prospectus supplement. The ability of a Beneficial Owner to pledge DTC Registered Securities to persons or entities that are not participants in the DTC system, or to otherwise act with respect to the securities, may be limited because of the lack of physical certificates or notes evidencing the securities and because DTC may act only on behalf of participants.

Distributions in respect of the DTC Registered Securities will be forwarded by the trustee or other specified person to DTC, and DTC will be responsible for forwarding the payments to participants, each of which will be responsible for disbursing the payments to the Beneficial Owners it represents or, if applicable, to Intermediaries. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their securities. Under DTC’s procedures, DTC will take actions permitted to be taken by holders of any class of DTC Registered Securities under the pooling and servicing agreement or indenture only at the direction of one or more participants to whose account the DTC Registered Securities are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of holders of securities of any class to the extent that participants authorize these actions. None of the master servicer, the depositor, the trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Securities, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

Some of the offered securities may be Global Securities. Except in some limited circumstances, the Global Securities will be available only in book-entry form. Investors in the Global Securities may hold those Global Securities through any of DTC, Clearstream, or Euroclear System (in Europe). The Global Securities will be traceable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors through Clearstream and Euroclear System will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream and Euroclear System and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors through DTC will be conducted according to DTC’s rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream or Euroclear System and DTC participants holding interests in Global Securities will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear System (in that capacity) and as DTC participants.

Non-U.S. holders (as described below) of interests in Global Securities will be subject to U.S. withholding taxes unless those holders meet various requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear System will hold positions on behalf of their participants through their relevant depositary which in turn will hold those positions in their accounts as DTC participants.

Investors electing to hold their interests in Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their interests in Global Securities through Clearstream or Euroclear System accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Secondary market trading between DTC participants will occur in accordance with DTC rules. Secondary market trading between Clearstream participants or Euroclear System participants will be settled using the procedures applicable to conventional eurobonds in same-day funds. When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear System participant, the purchaser will send instructions to Clearstream or Euroclear System through a Clearstream participant or Euroclear System participant at least one business day prior to settlement. Clearstream or Euroclear System will instruct the relevant depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depositary to the DTC participant’s account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear System participant’s account. The securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails),the Clearstream or Euroclear System cash debit will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear System participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear System. Under this approach, they may take on credit exposure to Clearstream or Euroclear System until the Global Securities are credited to their account one day later. As an alternative, if Clearstream or Euroclear System has extended a line of credit to them, Clearstream participants or Euroclear System participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear System participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although the result will depend on each Clearstream participant’s or Euroclear System participant’s particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting Global Securities to the respective European depositary for the benefit of Clearstream participants or Euroclear System participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Due to time zone differences in their favor, Clearstream participants and Euroclear System participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear System through a Clearstream participant or Euroclear System participant at least one business day prior to settlement. In these cases Clearstream or Euroclear System will instruct the respective depositary, as appropriate, to credit the Global Securities to the DTC participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist to 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Clearstream participant or Euroclear System participant the following day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear System participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear System participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant’s or Euroclear System participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear System and that purchase interests in Global Securities from DTC participants for delivery to Clearstream participants or Euroclear System participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

•

borrowing through Clearstream or Euroclear System for one day (until the purchase side of the trade is reflected in their Clearstream or Euroclear System accounts) in accordance with the clearing system’s customary procedures;

•

borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear System account in order to settle the sale side of the trade; or

•

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear System participant.

A beneficial owner of interests in Global Securities holding securities through Clearstream or Euroclear System (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate: Exemption for Non-U.S. Persons (Form W-8BEN). Beneficial holders of interests in Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Holdership, Exemption or Reduced Rate Certificate). Form W-8BEN may be filed by Noteholders or their agent.

U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

The holder of an interest in a Global Security or, in the case of a Form W-8BEN or a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds the security (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective for three calendar years. The term “U.S. Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Person” means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

Exchangeable Securities

General

As the related prospectus supplement will discuss, some series will include one or more classes of exchangeable securities. In any of these series, the holders of one or more of the classes of exchangeable securities will be entitled, after notice and payment to the trustee of an administrative fee, to exchange all or a portion of those classes for proportionate interests in one or more of the other classes of exchangeable securities.

If the related prospectus supplement describes the issuance of exchangeable securities, all of these classes of exchangeable securities will be listed on the cover of the prospectus supplement. The classes of securities that are exchangeable for one another will be referred to in the related prospectus supplement as “related” to each other, and each related grouping of exchangeable securities will be referred to as a “combination.” Each combination of exchangeable securities will be issued by the related trust fund and, in the aggregate, will represent a distinct combination of uncertificated interests in the trust fund. At any time after their initial issuance, any class of exchangeable securities may be exchanged for the related class or classes of exchangeable securities. In some cases, multiple classes of exchangeable securities may be exchanged for one or more classes of related exchangeable securities.

Descriptions in the related prospectus supplement about the securities of that series, including descriptions of principal and interest distributions, registration and denomination of securities, credit enhancement, yield and prepayment considerations and tax, ERISA and legal investment considerations, will also apply to each class of exchangeable securities. The related prospectus supplement will separately describe the yield and prepayment considerations applicable to, and the risks of investment in, each class of exchangeable securities in a combination. For example, separate decrement tables and yield tables, if applicable, will be included for each class of a combination of exchangeable securities.

Exchanges

If a holder elects to exchange its exchangeable securities for related exchangeable securities the following three conditions must be satisfied:

•

the aggregate principal balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate principal balance, immediately prior to the exchange, of the exchanged securities—for purposes of this condition, an interest only class will have a principal balance of zero;

•	the annual interest amount payable with respect to the exchangeable securities received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

•	the class or classes of exchangeable securities must be exchanged in the applicable proportions, if any, described in the related prospectus supplement.

There are different types of combinations that can exist. Any individual series of securities may have multiple types of combinations. Some examples of combinations include:

•

A class of exchangeable securities with an interest rate that varies directly with changes in an index and a class of exchangeable securities with an interest rate that varies indirectly with changes in an index may be exchangeable for a class of exchangeable securities with a fixed interest rate. In this case, the classes that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the class with a fixed interest rate. In addition, the aggregate principal balance of the two classes that vary with an index would equal the principal balance of the class with the fixed interest rate.

•

An interest only class and principal only class of exchangeable securities may be exchangeable, together, for a class that is entitled to both principal and interest payments. The principal balance of the principal and interest class would be equal to the principal balance of the exchangeable principal only class, and the interest rate on the principal and interest class would be a fixed rate that when applied to the principal balance of this class would generate an annual interest amount equal to the annual interest amount of the exchangeable interest only class.

•

Two classes of principal and interest classes with different fixed interest rates may be exchangeable, together, for a class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two exchanged classes, and a fixed interest rate that when applied to the principal balance of the exchanged for class, would generate an annual interest amount equal to the aggregate annual interest amount of the two exchanged classes.

These examples of combinations of exchangeable securities describe combinations of exchangeable securities which differ in their interest characteristics. In some series, a securityholder may be able to exchange its exchangeable securities for other exchangeable securities that have different principal payment characteristics. Examples of these types of combinations include:

•

A class of exchangeable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of exchangeable securities that receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of principal continuously from the first distribution date on which it receives interest until it is retired.

•

A class of exchangeable securities that is designed to receive principal payments in accordance with a predetermined schedule, or a planned amortization class, and a class of exchangeable securities that only receives principal payments on a distribution date if scheduled payments have been made on the planned amortization class, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

A number of factors may limit the ability of an exchangeable securityholder to effect an exchange. For example, the securityholder must own, at the time of the proposed exchange, the class or classes necessary to make the exchange in the necessary proportions. If a securityholder does not own the necessary classes or does not own the necessary classes in the proper proportions, the securityholder may not be able to obtain the desired class of exchangeable securities. The securityholder desiring to make the exchange may not be able to purchase the necessary class from the then-current owner at a reasonable price or the necessary proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

Procedures

The related prospectus supplement will describe the procedures that must be followed to make an exchange. A securityholder will be required to provide notice to the trustee five business days prior to the proposed exchange date or as otherwise specified in the related prospectus supplement. The notice must include the outstanding principal or notional amount of the securities to be exchanged and to be received, and the proposed exchange date. When the trustee receives this notice, it will provide instructions to the securityholder regarding delivery of the securities and payment of the administrative fee. A securityholder’s notice to the trustee will become irrevocable on the second business day prior to the proposed exchange date. Any exchangeable securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC’s book-entry securities.

If the related prospectus supplement describes exchange proportions for a combination of classes of exchangeable securities, these proportions will be based on the original, rather than the outstanding, principal or notional amounts of these classes.

The first payment on an exchangeable security received in an exchange will be made on the distribution date in the month following the month of the exchange or as otherwise described in the related prospectus supplement. This payment will be made to the securityholder of record as of the applicable record date.

Assignment of Trust Fund Assets

At the time of issuance of a series of securities, the depositor will assign, or cause to be assigned, to the related trustee (or its nominee),without recourse, the mortgage loans or mortgage securities being included in the related trust fund, together with, all principal and interest received on or with respect to the mortgage loans or mortgage securities after the cut-off date, other than principal and interest due on or before the cut-off date. If specified in the related prospectus supplement, the depositor or any of its affiliates may retain an interest in the trust fund assets, if any, for itself or transfer the same to others. The trustee will, concurrently with the assignment, deliver the securities of the series to or at the direction of the depositor in exchange for the mortgage loans and/or mortgage securities in the related trust fund. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement or servicing agreement. The schedule will include, among other things, information as to the principal balance of each mortgage loan in the related trust fund as of the cut-off date, as well as information respecting the mortgage rate, the currently scheduled monthly payment of principal and interest, the maturity of the mortgage note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

In addition, the depositor will, as to each mortgage loan, other than (1) mortgage loans underlying any mortgage securities and (2) Contracts, deliver, or cause to be delivered, to the related trustee (or to the custodian described below) the following documents:

•	the mortgage note endorsed, without recourse, either in blank or to the order of the trustee (or its nominee),

•

the mortgage with evidence of recording indicated on the mortgage (except for any mortgage not returned from the public recording office) or, in the case of a cooperative mortgage loan, on the related financing statement,

•

an assignment of the mortgage in blank or to the trustee (or its nominee) in recordable form (or, with respect to a cooperative mortgage loan, an assignment of the respective security agreements, any applicable UCC financing statements, recognition agreements, relevant stock certificates, related blank stock powers and the related proprietary leases or occupancy agreements),

•	any intervening assignments of the mortgage with evidence of recording on the assignment (except for any assignment not returned from the public recording office),

•	if applicable, any riders or modifications to the mortgage note and mortgage,

•	if the mortgage loan is secured by additional collateral, certain security and assignment documents relating to the pledge of the additional collateral, and

•	any other documents set forth in the related pooling and servicing agreement, mortgage loan purchase agreement or servicing agreement.

The assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law.

Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers, or causes to be delivered, to the related trustee (or the custodian) a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the assignment concurrently with the execution and delivery of the related pooling and servicing agreement or servicing agreement because of a delay caused by the public recording office, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) a true and correct photocopy of the mortgage or assignment as submitted for recording within one year. The depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) the mortgage or assignment with evidence of recording indicated on the assignment after receipt thereof from the public recording office. If the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the mortgage or assignment concurrently with the execution and delivery of the related pooling and servicing agreement or servicing agreement because the mortgage or assignment has been lost, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) a true and correct photocopy of the mortgage or assignment with evidence of recording on the mortgage or assignment. If the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the mortgage or assignment because the applicable jurisdiction retains the originals of such documents, the depositor will deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded. Assignments of the mortgage loans to the trustee (or its nominee) will be recorded in the appropriate public recording office, except (1) where recordation is not required by the Rating Agencies rating the applicable securities, (2) in states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee’s interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the mortgage loan or (3) where Mortgage Electronic Registration Systems, Inc. is identified on the mortgage or a properly recorded assignment of mortgage as the mortgagee of record solely as nominee for a Seller and its successors and assigns. In addition, the depositor shall not be required to deliver intervening assignments or mortgage note endorsements between the underlying sellers of the mortgage loans and the Seller, between the Seller and the depositor and between the depositor and the trustee.

As to each Contract, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) the following documents:

•	the original Contract endorsed, without recourse, to the order of the trustee,

•	copies of documents and instruments related to the Contract and the security interest in the Manufactured Home securing the Contract, and

•	a blanket assignment to the trustee of all Contracts in the related trust fund and the related documents and instruments.

In order to give notice of the right, title and interest of the securityholders to the Contracts, the depositor will cause to be executed and delivered to the trustee a UCC-1 financing statement identifying the trustee as the secured party and identifying all Contracts as collateral.

The depositor will, as to each mortgage security included in a mortgage pool, deliver, or cause to be delivered, to the related trustee (or the custodian), either (i) cause an electronic transfer of that security or (ii) provide a physical certificate or note evidencing the mortgage security, registered in the name of the related trustee (or its nominee), or endorsed in blank or to the related trustee (or its nominee), or accompanied by transfer documents sufficient to effect a transfer to the trustee (or its nominee).

The trustee (or the custodian) will hold the documents in trust for the benefit of the related securityholders, and generally will review the documents within 180 days after receipt thereof in the case of documents delivered concurrently with the execution and delivery of the related pooling and servicing agreement or indenture, and within the time period specified in the related pooling and servicing agreement or indenture in the case of all other documents delivered. If any document is found to be missing or defective in any material respect, the trustee (or the custodian) will be required to promptly so notify the master servicer, the depositor, and the related Seller. If the related Seller does not cure the omission or defect within a specified period after notice is given thereto by the trustee, and the omission or defect materially and adversely affects the interests of securityholders in the affected mortgage loan or mortgage security, then, the related Seller will be obligated to repurchase the mortgage loan or mortgage security from the trustee at its purchase price (or, if and to the extent it would otherwise be permitted to do so for a breach of representation and warranty as described under “The Mortgage Pools—Representations of Sellers,” to substitute for the mortgage loan or mortgage security). The trustee will be obligated to enforce this obligation of the Seller to the extent described above under “The Mortgage Pools—Representations by Sellers,” but there can be no assurance that the applicable Seller will fulfill its obligation to repurchase (or substitute for) the affected mortgage loan or mortgage security as described above. The depositor will not be obligated to repurchase or substitute for the mortgage loan or mortgage security if the Seller defaults on its obligation to do so. This repurchase or substitution obligation constitutes the sole remedy available to the related securityholders and the related trustee for omission of, or a material defect in, a constituent document. Any affected mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related trust fund.

The trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the mortgage loans and/or mortgage securities in any mortgage pool, and to maintain possession of and, if applicable, to review, the documents relating to the mortgage loans and/or mortgage securities, in any case as the agent of the trustee. The identity of any custodian to be appointed on the date of initial issuance of the securities will be set forth in the related prospectus supplement. A custodian may be an affiliate of the depositor or the master servicer.

Except as to mortgage loans underlying any mortgage securities, the Seller will make representations and warranties as to the types and geographical concentrations of the mortgage loans and as to the accuracy of some of the information furnished to the related trustee in respect of each mortgage loan (for example, the original Loan-to-Value Ratio, the principal balance as of the cut-off date, the mortgage rate and maturity). Upon a breach of any of these representations which materially and adversely affects the interests of the securityholders in a mortgage loan, the Seller will be obligated to cure the breach in all material respects, to repurchase the mortgage loan at its purchase price or, to substitute for the mortgage loan a Qualified Substitute Mortgage Loan in accordance with the provisions for substitution by Sellers as described above under “The Mortgage Pools—Representations by Sellers.” This repurchase or substitution obligation constitutes the sole remedy available to securityholders or the trustee for a breach of a representation by a Seller. Any mortgage loan not so repurchased or substituted for shall remain in the related trust fund.

Pursuant to the related pooling and servicing agreement or servicing agreement, the master servicer for any mortgage pool, either directly or through servicers, will service and administer the mortgage loans included in the mortgage pool and assigned to the related trustee as more fully set forth under “Servicing of Mortgage Loans.” Each of the depositor and the master servicer will make limited representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

General. The master servicer and/or the trustee will, as to each trust fund, establish and maintain or cause to be established and maintained a Distribution Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of securities of the related series. A Distribution Account shall be maintained as an Eligible Account, and the funds held therein may be held as cash or invested in Permitted Investments. The master servicer will have sole discretion to determine the particular investments made so long as it complies with the investment terms of the related pooling and servicing agreement or the related servicing agreement and indenture. Any Permitted Investments shall not cause the depositor to register under the Investment Company Act of 1940. Any interest or other income earned on funds in the Distribution Account will be paid to the related master servicer or trustee as additional compensation or will be available for payments on the securities as provided in the prospectus supplement. If permitted by the Rating Agency or Agencies and so specified in the related prospectus supplement, a Distribution Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

Deposits. With respect to each series of securities, the related master servicer, servicers, trustee or special servicer will be required to deposit or cause to be deposited in the Distribution Account for the related trust fund within a period following receipt (in the case of collections and payments), the following payments and collections received, or advances made, by the master servicer, the servicers, the trustee or any special servicer subsequent to the cut-off date with respect to the mortgage loans and/or mortgage securities in the trust fund (other than payments due on or before the cut-off date):

•	all payments on account of principal, including principal prepayments, on the mortgage loans;

•

all payments on account of interest on the mortgage loans, including any default interest collected, in each case net of any portion thereof retained by the master servicer, any servicer or any special servicer as its servicing compensation or as compensation to the trustee, and further net of any retained interest of the depositor;

•	all payments on the mortgage securities;

•	all payments on the U.S. Government Securities (if any);

•	all Insurance Proceeds and Liquidation Proceeds;

•	any amounts paid under any instrument or drawn from any fund that constitutes credit enhancement for the related series of securities as described under “Description of Credit Enhancement”

•	any advances made as described under “—Advances” below;

•	any Buydown Funds (and, if applicable, investment earnings on the Buydown Funds) required to be paid to securityholders, as described below;

•

any amounts paid by the master servicer and the servicers to cover Prepayment Interest Shortfalls arising out of the prepayment of mortgage loans as described under “Servicing of Mortgage Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest”

•

to the extent that any item does not constitute additional servicing compensation to the master servicer, a servicer or a special servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the mortgage loans;

•

any amount required to be deposited by the master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Distribution Account; and

•

any other amounts required to be deposited in the Distribution Account as provided in the related pooling and servicing agreement or the related servicing agreement and indenture and described in this prospectus or in the related prospectus supplement.

With respect to each buydown mortgage loan, the master servicer will be required to deposit, or cause the related servicer to deposit, the related Buydown Funds provided to it in a Buydown Account which will comply with the requirements set forth in this prospectus with respect to the Distribution Account. The terms of all buydown mortgage loans provide for the contribution of Buydown Funds in an amount equal to or exceeding either (1) the total payments to be made from the funds pursuant to the related buydown plan or (2) if the Buydown Funds are to be deposited on a discounted basis, that amount of Buydown Funds which, together with investment earnings on the Buydown Funds at a rate as will support the scheduled level of payments due under the buydown mortgage loan. Neither the master servicer, any servicer nor the depositor will be obligated to add to any discounted Buydown Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any insufficiency is not recoverable from the mortgagor or, in an appropriate case, from the Seller, distributions to securityholders may be affected. With respect to each buydown mortgage loan, the master servicer will be required monthly to withdraw from the Buydown Account and deposit, or cause the servicer of the mortgage loans to withdraw from the Buydown Account and deposit, in the Distribution Account as described above the amount, if any, of the Buydown Funds (and, if applicable, investment earnings on the Buydown Funds) for each buydown mortgage loan that, when added to the amount due from the mortgagor on the buydown mortgage loan, equals the full monthly payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.

If the mortgagor on a buydown mortgage loan prepays the mortgage loan in its entirety during the Buydown Period, the master servicer or servicer of the mortgage loan will be required to withdraw from the Buydown Account and remit to the mortgagor or the other designated party in accordance with the related buydown plan any Buydown Funds remaining in the Buydown Account. If a prepayment by a mortgagor during the Buydown Period together with Buydown Funds will result in full prepayment of a buydown mortgage loan, the master servicer or servicer of the mortgage loan generally will be required to withdraw from the Buydown Account and deposit in the Distribution Account the Buydown Funds and investment earnings on the Buydown Funds, if any, which together with the prepayment will result in a prepayment in full; provided that Buydown Funds may not be available to cover a prepayment under some mortgage loan programs. Any Buydown Funds so remitted to the master servicer or the servicer of the mortgage loan in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the mortgagor to repay fully the related mortgage loan if the mortgage loan were not subject to the buydown plan. Any investment earnings remaining in the Buydown Account after prepayment or after termination of the Buydown Period will be remitted to the related mortgagor or the other designated party pursuant to the Buydown Agreement relating to each buydown mortgage loan. If the mortgagor defaults during the Buydown Period with respect to a buydown mortgage loan and the property securing the buydown mortgage loan is sold in liquidation (either by the master servicer, the servicer of the mortgage loan, the primary insurer, any pool insurer or any other insurer), the master servicer or related servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment earnings on the Buydown Funds, if any, and either deposit the same in the Distribution Account or, alternatively, pay the same to the primary insurer or the pool insurer, as the case may be, if the mortgaged property is transferred to the insurer and the insurer pays all of the loss incurred in respect of the default.

Prior to the deposit of funds into the Distribution Account, as described under “—Deposits” above, funds related to the mortgage loans serviced by a master servicer or a servicer may be maintained by a master servicer or a servicer in a Protected Account which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of securities of the related series. Each Protected Account shall be maintained as an Eligible Account, and the funds held therein may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in a Protected Account will be paid to the master servicer or servicer, as applicable, as additional compensation. If permitted by the Rating Agency or Agencies and so specified in the related prospectus supplement, a Protected Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others. In the event that a trust fund has multiple servicers, funds from the Protected Accounts may first be remitted to a Master Servicer Collection Account, meeting the same eligibility standards as the Protected Accounts, prior to being deposited into the Distribution Account.

Withdrawals. With respect to each series of securities, the master servicer, trustee or special servicer generally may make withdrawals from the Distribution Account for the related trust fund for any one or more of the following purposes, unless otherwise provided in the related agreement and described in the related prospectus supplement:

(1)	to make distributions to the related securityholders on each distribution date;

(2)

to reimburse the master servicer, any servicer or any other specified person for unreimbursed amounts advanced by it in respect of mortgage loans in the trust fund as described under “—Advances” below, these reimbursements to be made out of amounts received which were identified and applied by the master servicer or a servicer as late collections of interest (net of related servicing fees) on and principal of the particular mortgage loans with respect to which the advances were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

(3)

to reimburse the master servicer, a servicer or a special servicer for unpaid servicing fees earned by it and some unreimbursed servicing expenses incurred by it with respect to mortgage loans in the trust fund and properties acquired in respect thereof, these reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular mortgage loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

(4)

to reimburse the master servicer, a servicer or any other specified person for any advances described in clause (2) above made by it and any servicing expenses referred to in clause (3) above incurred by it which, in the good faith judgment of the master servicer, the applicable servicer or the other person, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other mortgage loans in the trust fund or, if and to the extent so provided by the related pooling and servicing agreement or the related servicing agreement and indenture and described in the related prospectus supplement, only from that portion of amounts collected on the other mortgage loans that is otherwise distributable on one or more classes of subordinate securities of the related series;

(5)

if and to the extent described in the related prospectus supplement, to pay the master servicer, a servicer, a special servicer or another specified entity (including a provider of credit enhancement) interest accrued on the advances described in clause (2) above made by it and the servicing expenses described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

(6)

to reimburse the master servicer, a servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under “The Agreements—Certain Matters Regarding the Master Servicer and the Depositor”

(7)	if and to the extent described in the related prospectus supplement, to pay the fees of the trustee;

(8)

to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under “The Agreements—Certain Matters Regarding the Trustee”

(9)	to pay the master servicer or the trustee, as additional compensation, interest and investment income earned in respect of amounts held in the Distribution Account;

(10)

to pay (generally from related income) the master servicer, a servicer or a special servicer for costs incurred in connection with the operation, management and maintenance of any mortgaged property acquired by the trust fund by foreclosure or by deed in lieu of foreclosure;

(11)

if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under “Federal Income Tax Consequences—REMICS—Prohibited Transactions and Other Possible REMIC Taxes”

(12)

to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired in respect thereof in connection with the liquidation of the mortgage loan or property;

(13)

to pay for the cost of various opinions of counsel obtained pursuant to the related pooling and servicing agreement or the related servicing agreement and indenture for the benefit of the related securityholders;

(14)

to pay to itself, the depositor, a Seller or any other appropriate person all amounts received with respect to each mortgage loan purchased, repurchased or removed from the trust fund pursuant to the terms of the related pooling and servicing agreement or the related servicing agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

(15)	to make any other withdrawals permitted by the related pooling and servicing agreement or the related servicing agreement and indenture and described in the related prospectus supplement;

(16)

to pay for costs and expenses incurred by the trust fund for environmental site assessments performed with respect to multifamily or commercial properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on that mortgaged properties, as described under “Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” and

(17)	to clear and terminate the Distribution Account upon the termination of the trust fund.

Distributions

Distributions on the securities of each series will be made by or on behalf of the related trustee on each distribution date as specified in the related prospectus supplement from the available funds for the series and the distribution date. The available funds for any series of securities and any distribution date will generally refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the mortgage loans and/or mortgage securities and any other assets included in the related trust fund that are available for distribution to the securityholders of the series on that date. The particular components of the available funds for any series on each distribution date will be more specifically described in the related prospectus supplement.

Distributions on the securities of each series (other than the final distribution in retirement of any certificate) will be made to the persons in whose names the securities are registered on the Record Date, and the amount of each distribution will be determined as of the Determination Date. All distributions with respect to each class of securities on each distribution date will be allocated in accordance with the holder’s Percentage Interest in a particular class. Payments will be made either by wire transfer in immediately available funds to the account of a securityholder at a bank or other entity having appropriate facilities therefor, if the securityholder has provided the trustee or other person required to make the payments with wiring instructions no later than five business days prior to the related Record Date or other date specified in the related prospectus supplement (and, if so provided in the related prospectus supplement, the securityholder holds securities in any requisite amount or denomination specified therein), or by check mailed to the address of the securityholder as it appears on the security register; provided, however, that the final distribution in retirement of any class of securities will be made only upon presentation and surrender of the securities at the location specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

Each class of securities of each series, other than Strip Securities and REMIC Residual Certificates that have no security interest rate, may have a different per annum rate at which interest accrues on that class of securities, which may be fixed, variable or adjustable, or any combination of rates. The related prospectus supplement will specify the security interest rate or, in the case of a variable or adjustable security interest rate, the method for determining the security interest rate, for each class. The related prospectus supplement will specify whether interest on the securities of the series will be calculated on the basis of a 360-day year consisting of twelve 30-day months or on a different method.

Distributions of interest in respect of the securities of any class, other than any class of Accrual Securities, Strip Securities or REMIC Residual Certificates that is not entitled to any distributions of interest, will be made on each distribution date based on the accrued interest for the class and the distribution date, subject to the sufficiency of the portion of the available funds allocable to the class on the distribution date. Prior to the time interest is distributable on any class of Accrual Securities, the amount of accrued interest otherwise distributable on the class will be added to the principal balance thereof on each distribution date. With respect to each class of interest-bearing securities, accrued interest for each distribution date will be equal to interest at the applicable security interest rate accrued for a specified period (generally one month) on the outstanding principal balance thereof immediately prior to the distribution date. Accrued interest for each distribution date on Strip Securities entitled to distributions of interest will be similarly calculated except that it will accrue on a notional amount that is based on either (1) the principal balances of some or all of the mortgage loans and/or mortgage securities in the related trust fund or (2) the principal balances of one or more other classes of securities of the same series. Reference to a notional amount with respect to a class of Strip Securities is solely for convenience in making calculations of accrued interest and does not represent the right to receive any distribution of principal. If so specified in the related prospectus supplement, the amount of accrued interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the principal balance of) one or more classes of the securities of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under “Yield Considerations”, exceed the amount of any sums (including, if and to the extent specified in the related prospectus supplement, the master servicer’s or applicable servicer’s servicing compensation) that are applied to offset the shortfalls. The particular manner in which the shortfalls will be allocated among some or all of the classes of securities of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of accrued interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the principal balance of) a class of offered securities may be reduced as a result of any other contingencies, including delinquencies, losses and Deferred Interest on or in respect of the related mortgage loans or application of the Relief Act with respect to the mortgage loans. Any reduction in the amount of accrued interest otherwise distributable on a class of securities by reason of the allocation to the class of a portion of any Deferred Interest on or in respect of the related mortgage loans will result in a corresponding increase in the principal balance of the class.

As and to the extent described in the related prospectus supplement, distributions of principal with respect to a series of securities will be made on each distribution date to the holders of the class or classes of securities of the series entitled thereto until the principal balance or balances of the securities have been reduced to zero. In the case of a series of securities which includes two or more classes of securities, the timing, order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of senior securities or subordinate securities), shall be as set forth in the related prospectus supplement. Distributions of principal with respect to one or more classes of securities may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the mortgage loans and/or mortgage securities in the related trust fund, may not commence until the occurrence of events such as the retirement of one or more other classes of securities of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage loans and/or mortgage securities. In addition, distributions of principal with respect to one or more classes of securities may be made, subject to available funds, based on a specified principal payment schedule and, with respect to one or more classes of securities, may be contingent on the specified principal payment schedule for another class of the same series and the rate at which payments and other collections of principal on the mortgage loans and/or mortgage securities in the related trust fund are received.

Pre-Funding Account

If so specified in the related prospectus supplement, the pooling and servicing agreement or other agreement may provide for the transfer by the Sellers of additional mortgage loans to the related trust after the Closing Date. The additional mortgage loans will be required to conform to the requirements set forth in the related pooling and servicing agreement or other agreement providing for the transfer, and will be underwritten to the same standards as the mortgage loans initially included in the trust fund as described in the prospectus supplement. As specified in the related prospectus supplement, the transfer may be funded by the establishment of a pre-funding account established with the trustee. If a pre-funding account is established, all or a portion of the proceeds of the sale of one or more classes of securities of the related series will be deposited in the account to be released as additional mortgage loans are transferred. A pre-funding account will be required to be maintained as an Eligible Account, the amounts therein may be required to be invested in Permitted Investments and the amount held therein shall at no time exceed 50% of the proceeds of the offering of the related securities. The related pooling and servicing agreement or other agreement providing for the transfer of additional mortgage loans generally will provide that the transfers must be made within up to three months (with respect to any series of certificates) or up to, but not in excess of, one year (with respect to any series of notes) after the Closing Date, and that amounts set aside to fund the transfers (whether in a pre-funding account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in the prospectus supplement. To the extent amounts in any pre-funding account have not been used to purchase additional mortgage loans, holders of the securities may receive an additional prepayment, which may affect their yield to maturity. In addition, securityholders may not be able to reinvest amounts received from any pre-funding account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

Prepayment premiums will generally be retained by the master servicer, a servicer, or by the Seller as additional compensation. However, if so provided in the related prospectus supplement, prepayment premiums received on or in connection with the mortgage loans or mortgage securities in any trust fund will be distributed on each distribution date to the holders of the class or classes of securities of the related series entitled thereto in accordance with the provisions described in the prospectus supplement.

Allocation of Losses and Shortfalls

The amount of any losses or shortfalls in collections on the mortgage loans and/or mortgage securities in any trust fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of credit enhancement or applied against overcollateralization) will be allocated among the respective classes of securities of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, these allocations may result in reductions in the entitlements to interest and/or principal balances of one or more classes of securities, or may be effected simply by a prioritization of payments among classes of securities.

Advances

If and to the extent provided in the related prospectus supplement, and subject to any limitations specified therein, the related master servicer or any servicer will be obligated to advance, or have the option of advancing, on or before each distribution date, from its own funds or from excess funds held in the related Master Servicing Collection Account or Protected Account that are not part of the available funds for the related series of securities for that distribution date, an amount up to the aggregate of any scheduled payments of interest (and, if specified in the related prospectus supplement, principal) on the mortgage loans that were delinquent on, or not received by, the related Determination Date (or such other date specified in the Agreement, but in any event prior to the related distribution date). No notice will be given to the certificateholders of these advances. Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of securities entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made from the master servicer’s or a servicer’s own funds will be reimbursable out of related recoveries on the mortgage loans (including, to the extent described in the prospectus supplement, amounts received under any fund or instrument constituting credit enhancement) respecting which advances were made and other specific sources as may be identified in the related prospectus supplement, including amounts which would otherwise be payable to the offered securities. No Nonrecoverable Advance will be required to be made by the master servicer or a servicer; and, if previously made by a master servicer or a servicer, a Nonrecoverable Advance will be reimbursable from any amounts in the related Master Servicer Collection Account or Protected Account prior to any distributions being made to the related series of securityholders. If advances have been made from excess funds in a Master Servicer Collection Account, the master servicer will be required to replace the funds in such account on any future distribution date to the extent that funds then in such account are insufficient to permit full distributions to securityholders on that date. If so specified in the related prospectus supplement, the obligation of a master servicer or a servicer to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, a surety bond, will be set forth in the related prospectus supplement. If any person other than the master servicer has any obligation to make advances as described above, the related prospectus supplement will identify the person. If and to the extent so provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus supplement, and the entity will be entitled to payment of the interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to securityholders or as otherwise provided in the related pooling and servicing agreement or servicing agreement and described in the prospectus supplement. As specified in the related prospectus supplement with respect to any series of securities as to which the trust fund includes mortgage securities, the advancing obligations with respect to the underlying mortgage loans will be pursuant to the terms of the mortgage securities, as may be supplemented by the terms of the applicable pooling and servicing agreements or servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the master servicer to be in the best interest of the securityholders, the master servicer or servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure. However, the master servicer’s and the servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following. Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan. Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan. All capitalizations are to be implemented in accordance with the sponsor’s standards and may be implemented only by servicers that have been approved by the master servicer for that purpose. The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date. No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate. Further, the aggregate current principal balance of all mortgage loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the mortgage loans as of the cut off date, but this limit may increase from time to time with the consent of the rating agencies.

Any advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued certificate interest (as defined in the prospectus supplement) payable on the offered securities will not be affected by the servicing modification.

Reports to Securityholders

With each distribution to securityholders of a particular class of offered securities, the related master servicer, trustee or other specified person will make available to each holder of record of the class of securities a monthly statement or statements with respect to the related trust fund setting forth the information specifically described in the related pooling and servicing agreement or the related servicing agreement or indenture, which generally will include the following as applicable except as otherwise provided therein:

•	the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

•	the total cash flows received and the general sources thereof;

•	the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

•	the amount, accrued or paid in respect of any credit enhancement or other support, including the payee and the general purpose of such payment;

•	the amount, if any, of the distribution allocable to principal (by class);

•	the amount, if any, of the distribution allocable to interest (by class and any shortfalls or carry-forwards);

•	the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

•	interest rates, as applicable, to the pool assets and securities;

•	the beginning and ending balance of the reserve fund or similar account, if any, together with any material activity;

•	the amounts drawn on any credit enhancement, or other support, and the amount of coverage remaining under any enhancement;

•	the outstanding principal balance or notional amount of each class after giving effect to the distribution of principal on the distribution date;

•	number and amount of pool assets, together with updated pool composition information;

•

the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the distribution date, and the general source of funds for reimbursements;

•	if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

•	material breaches of pool asset representation or warranties or transaction covenants;

•

information on loss, delinquency or other tests used for determining early amortization, liquidation, stepdowns or other performance triggers as more completely described in the prospectus supplement and whether the trigger was met;

•

information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals in connection with a prefunding and pool asset substitutions and repurchases, and cash flows available for future purchases, such as the balances of any prefunding, if applicable;

•

any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select new pool assets;

•

the number and aggregate principal balance of any mortgage loans in the related mortgage pool in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced, and loss information for the period;

•

the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts; and

•

with respect to any series of securities as to which the trust fund includes mortgage securities, additional information as required under the related Agreement and specified in the related prospectus supplement.

In the case of information furnished pursuant to the first two items above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of offered securities or per a specified portion of the minimum denomination. In addition to the information described above, reports to securityholders will contain other information as is set forth in the applicable pooling and servicing agreement or the applicable servicing agreement or indenture, which may include prepayments, reimbursements to subservicers and the master servicer and losses borne by the related trust fund. In addition, within a reasonable period of time after the end of each calendar year, the master servicer or trustee will furnish a report to each holder of record of a class of offered securities at any time during the calendar year which, for example, will include information as to the aggregate of amounts reported pursuant to the first three items above for the calendar year or, in the event the person was a holder of record of a class of securities during a portion of the calendar year, for the applicable portion of the year. Reports, whether monthly or annual, will be transmitted in paper format to the holder of record of the class of securities contemporaneously with the distribution on that particular class. In addition, the monthly reports will be posted on a website as described below under “Available Information” and “Reports to Securityholders.”

DESCRIPTION OF CREDIT ENHANCEMENT

General

As set forth below and in the applicable prospectus supplement, credit enhancement may be provided by one or more of a financial guaranty insurance policy, a special hazard insurance policy, a mortgage pool insurance policy or a letter of credit. In addition, if provided in the applicable prospectus supplement, in lieu of or in addition to any or all of the foregoing arrangements, credit enhancement may be in the form of a reserve fund to cover the losses, subordination of one or more classes of subordinate securities for the benefit of one or more classes of senior securities, of cross-collateralization or overcollateralization, or a combination of the foregoing. The credit support may be provided by an assignment of the right to receive specified cash amounts, a deposit of cash into a reserve fund or other pledged assets, or by guarantees provided by a third-party or any combination thereof identified in the applicable prospectus supplement. Each component will have limitations and will provide coverage with respect to Realized Losses on the related mortgage loans. Credit support will cover Defaulted Mortgage Losses, but coverage may be limited or unavailable with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses. To the extent that the credit support for the offered securities of any series is exhausted, the holders thereof will bear all further risk of loss.

The amounts and types of credit enhancement arrangements as well as the providers thereof, if applicable, with respect to the offered securities of each series will be set forth in the related prospectus supplement. To the extent provided in the applicable prospectus supplement and the pooling and servicing agreement or indenture, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the aggregate outstanding principal balance of the mortgage loans covered thereby or the principal amount or interest due on one or more classes of securities. See “Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement.” If specified in the applicable prospectus supplement, credit support for the offered securities of one series may cover the offered securities of one or more other series.

In general, references to “mortgage loans” under this “Description of Credit Enhancement” section are to mortgage loans in a trust fund. However, if so provided in the prospectus supplement for a series of securities, any mortgage securities included in the related trust fund and/or the related underlying mortgage loans may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify, as to each form of credit support, the information indicated below with respect thereto, to the extent the information is material and available.

Subordinate Securities

If so specified in the related prospectus supplement, one or more classes of securities of a series may be subordinate securities. Subordinate securities may be offered securities. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate securities to receive distributions from the Distribution Account on any distribution date will be subordinated to the corresponding rights of the holders of senior securities. In addition, as provided in the prospectus supplement, losses or shortfalls will be allocated to subordinate securities before they are allocated to more senior securities. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of (or may be limited to) some types of losses or shortfalls. The related prospectus supplement will set forth information concerning the manner and amount of subordination provided by a class or classes of subordinate securities in a series and the circumstances under which the subordination will be available.

Cross-Collateralization

If the mortgage loans and/or mortgage securities in any trust fund are divided into separate groups, each supporting a separate class or classes of securities of the related series, credit enhancement may be provided by cross-collateralization support provisions requiring that distributions be made on senior securities evidencing interests in one group of mortgage loans and/or mortgage securities prior to distributions on subordinate securities evidencing interests in a different group of mortgage loans and/or mortgage securities within the trust fund. The prospectus supplement for a series that includes a cross-collateralization provision will describe the manner and conditions for applying the provisions.

Overcollateralization

If so specified in the related prospectus supplement, interest collections on the mortgage loans may exceed interest payments on the offered securities for the related distribution date. The excess interest may be deposited into a reserve fund or applied as a payment of principal on the securities. To the extent excess interest is applied as principal payments on the securities, the effect will be to reduce the principal balance of the securities relative to the outstanding balance of the mortgage loans, thereby creating overcollateralization and additional protection to the securityholders, as specified in the related prospectus supplement. If so provided in the related prospectus supplement, overcollateralization may also be provided as to any series of securities by the issuance of securities in an initial aggregate principal amount which is less than the aggregate principal amount of the related mortgage loans.

Financial Guaranty Insurance Policy

If so specified in the related prospectus supplement, a financial guaranty insurance policy may be obtained and maintained for a class or series of securities. The insurer with respect to a financial guaranty insurance policy will be described in the related prospectus supplement.

A financial guaranty insurance policy will be unconditional and irrevocable and will guarantee to holders of the applicable securities that an amount equal to the full amount of payments due to the holders will be received by the trustee or its agent on behalf of the holders for payment on each distribution date. The specific terms of any financial guaranty insurance policy will be set forth in the related prospectus supplement. A financial guaranty insurance policy may have limitations and generally will not insure the obligation of the Sellers or the master servicer to repurchase or substitute for a defective mortgage loan, will not insure Prepayment Interest Shortfalls or interest shortfalls due to the application of the Relief Act and will not guarantee any specific rate of principal payments. The insurer will be subrogated to the rights of each holder to the extent the insurer makes payments under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

Any mortgage pool insurance policy obtained by the depositor for a trust fund will be issued by the insurer named in the applicable prospectus supplement. Each mortgage pool insurance policy will cover Defaulted Mortgage Losses in an amount equal to a percentage specified in the applicable prospectus supplement of the aggregate principal balance of the mortgage loans on the cut-off date, or will cover a portion of Defaulted Mortgage Losses on any mortgage up to a specified percentage of the Value of that mortgage loan. As set forth under “Maintenance of Credit Enhancement,” the master servicer will use reasonable efforts to maintain, or cause the servicers to maintain, any mortgage pool insurance policy and to present claims thereunder to the insurer on behalf of itself, the related trustee and the related securityholders. The mortgage pool insurance policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted mortgage loans and only upon satisfaction of the terms of the related policy. Any exceptions to coverage will be described in the related prospectus supplement. Unless specified in the related prospectus supplement, the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

If any component of credit enhancement as to the offered securities of a series is to be provided by a letter of credit, a bank will deliver to the related trustee an irrevocable letter of credit. The letter of credit may provide direct coverage with respect to the mortgage loans. The bank that delivered the letter of credit, as well as the amount available under the letter of credit with respect to each component of credit enhancement, will be specified in the applicable prospectus supplement. If so specified in the related prospectus supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The letter of credit may also provide for the payment of required advances which the master servicer or any servicer fails to make. The amount available under the letter of credit will, in all cases, be reduced to the extent of any unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The letter of credit will expire on the expiration date set forth in the related prospectus supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

Any special hazard insurance policy covering Special Hazard Losses obtained by the depositor for a trust fund will be issued by the insurer named in the applicable prospectus supplement. Each special hazard insurance policy will, subject to limitations described below, protect holders of the related series of securities from Special Hazard Losses. See “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder.” However, a special hazard insurance policy will not cover losses occasioned by war, civil insurrection, some governmental actions, errors in design, faulty workmanship or materials (except under some circumstances), nuclear reaction, chemical contamination, waste by the mortgagor and other risks. Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related prospectus supplement and will be subject to reduction as described in the related prospectus supplement.

Subject to the foregoing limitations, a special hazard insurance policy will provide that, where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the master servicer, special servicer or the servicer, the insurer will pay the lesser of (1) the cost of repair or replacement of the property or (2) upon transfer of the property to the insurer, the unpaid principal balance of the mortgage loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the mortgage rate to the date of claim settlement and expenses incurred by the master servicer, special servicer or servicer with respect to the property. If the property is transferred to a third party in a sale approved by the issuer of the special hazard insurance policy, the amount that the issuer will pay will be the amount under (2) above reduced by the net proceeds of the sale of the property. No claim may be validly presented under the special hazard insurance policy unless hazard insurance on the property securing a defaulted mortgage loan has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid (all of which must be approved in advance by the issuer of the special hazard insurance policy). If the unpaid principal balance plus accrued interest and expenses is paid by the insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by that amount. Restoration of the property with the proceeds described under (1) above will satisfy the condition under each mortgage pool insurance policy that the property be restored before a claim under the mortgage pool insurance policy may be validly presented with respect to the defaulted mortgage loan secured by the property. The payment described under (2) above will render presentation of a claim in respect of the mortgage loan under the related mortgage pool insurance policy unnecessary. Therefore, so long as a mortgage pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or of the unpaid principal balance of the related mortgage loan plus accrued interest and expenses will not affect the total Insurance Proceeds paid to securityholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy.

As and to the extent set forth in the applicable prospectus supplement, coverage in respect of Special Hazard Losses for a series of securities may be provided, in whole or in part, by a type of instrument other than a special hazard insurance policy or by means of a special hazard representation of the Seller or the depositor.

Reserve Funds

If so provided in the related prospectus supplement, the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more irrevocable letters of credit or one or more Permitted Investments in specified amounts, or any other instrument satisfactory to the relevant Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in the prospectus supplement. In the alternative or in addition to the deposit, to the extent described in the related prospectus supplement, a reserve fund may be funded through application of all or a portion of amounts otherwise payable on any related subordinate securities, from the retained interest of the depositor or otherwise. To the extent that the funding of the reserve fund is dependent on amounts otherwise payable on related subordinate securities, any retained interest of the depositor or other cash flows attributable to the related mortgage loans or reinvestment income, the reserve fund may provide less coverage than initially expected if the cash flows or reinvestment income on which the funding is dependent are lower than anticipated. In addition, with respect to any series of securities as to which credit enhancement includes a letter of credit, if so specified in the related prospectus supplement, if specified conditions are met, the remaining amount of the letter of credit may be drawn by the trustee and deposited in a reserve fund. Amounts in a reserve fund may be distributed to securityholders, or applied to reimburse the master servicer or a servicer for outstanding advances, or may be used for other purposes, in the manner and to the extent specified in the related prospectus supplement. The related prospectus supplement will disclose whether a reserve fund is part of the related trust fund. If set forth in the related prospectus supplement, a reserve fund may provide coverage to more than one series of securities.

In connection with the establishment of any reserve fund, the reserve fund will be structured so that the trustee will have a perfected security interest for the benefit of the securityholders in the assets in the reserve fund. However, to the extent that the depositor, any affiliate thereof or any other entity has an interest in any reserve fund, in the event of the bankruptcy, receivership or insolvency of that entity, there could be delays in withdrawals from the reserve fund and corresponding payments to the securityholders which could adversely affect the yield to investors on the related securities.

Amounts deposited in any reserve fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the master servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The principal terms of a guaranteed investment contract or other cash flow agreement, and the identity of the obligor, will be described in the prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

To the extent that the applicable prospectus supplement does not expressly provide for alternative credit enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

If a financial guaranty insurance policy has been obtained for one or more classes of securities of a series, the trustee will be obligated to exercise reasonable efforts to keep the financial guaranty insurance policy in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement, until the specified class or classes of securities have been paid in full, unless coverage thereunder has been exhausted through payment of claims, or until the financial guaranty insurance policy is replaced in accordance with the terms of the applicable pooling and servicing agreement or servicing agreement. The trustee will agree to remit the premiums for each financial guaranty insurance policy, from available funds of the related trust, in accordance with the provisions and priorities set forth in the applicable pooling and servicing agreement or servicing agreement, on a timely basis. In the event the insurer ceases to be a qualified insurer as described in the related prospectus supplement, or fails to make a required payment under the related financial guaranty insurance policy, neither the trustee nor any other person will have any obligation to replace the insurer. Any losses associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the related securityholders.

If a mortgage pool insurance policy has been obtained for some or all of the mortgage loans related to a series of securities, the master servicer will be obligated to exercise reasonable efforts to keep the mortgage pool insurance policy (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement to the extent provided in the related prospectus supplement. The master servicer will agree to pay the premiums for each mortgage pool insurance policy on a timely basis. In the event the pool insurer ceases to be a qualified insurer because it ceases to be qualified by law to transact pool insurance business or coverage is terminated for any reason other than exhaustion of the coverage, the master servicer will use reasonable efforts to obtain from another qualified insurer a replacement insurance policy comparable to the mortgage pool insurance policy with a total coverage equal to the then outstanding coverage of the mortgage pool insurance policy, provided that, if the cost of the replacement policy is greater than the cost of the mortgage pool insurance policy, the coverage of the replacement policy will, unless otherwise agreed to by the depositor, be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

If a letter of credit or alternate form of credit enhancement has been obtained for a series, the trustee will be obligated to exercise reasonable efforts cause to be kept or to keep the letter of credit (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing agreement or indenture, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under “—Reduction or Substitution of Credit Enhancement.” Unless otherwise specified in the applicable prospectus supplement, if a letter of credit obtained for a series of securities is scheduled to expire prior to the date the final distribution on the securities is made and coverage under the letter of credit has not been exhausted and no substitution has occurred, the trustee will draw the amount available under the letter of credit and maintain the amount in trust for the securityholders.

If a special hazard insurance policy has been obtained for the mortgage loans related to a series of securities, the master servicer will also be obligated to exercise reasonable efforts to maintain and keep the policy in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise or substitution therefor is made as described below under “—Reduction or Substitution of Credit Enhancement.” If coverage for Special Hazard Losses takes the form of a special hazard insurance policy, the policy will provide coverage against risks of the type described in this prospectus under “Description of Credit Enhancement—Special Hazard Insurance Policies.” The master servicer may obtain a substitute policy for the existing special hazard insurance policy if prior to the substitution the master servicer obtains written confirmation from the Rating Agency or Agencies that rated the related securities that the substitution shall not adversely affect the then-current ratings assigned to the securities by the Rating Agency or Agencies.

The master servicer, on behalf of itself, the trustee and securityholders, will provide the trustee information required for the trustee to draw under the letter of credit and will present claims to each pool insurer, to the issuer of each special hazard insurance policy, and, in respect of defaulted mortgage loans for which there is no servicer, to each primary insurer and take any reasonable steps as are necessary to permit recovery under the letter of credit, insurance policies or comparable coverage respecting defaulted mortgage loans or mortgage loans which are the subject of a bankruptcy proceeding. As set forth above, all collections by the master servicer under any mortgage pool insurance policy or any Primary Insurance Policy and, where the related property has not been restored, a special hazard insurance policy, are to be deposited in the related Distribution Account, subject to withdrawal as described above. All draws under any letter of credit are also to be deposited in the related Distribution Account. In those cases in which a mortgage loan is serviced by a servicer, the servicer, on behalf of itself, the trustee and the securityholders will present claims to the primary insurer, and all paid claims shall initially be deposited in a Protected Account prior to being delivered to the master servicer for ultimate deposit to the related Distribution Account.

If any property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any financial guaranty insurance policy, mortgage pool insurance policy, letter of credit or any related Primary Insurance Policy, neither the master servicer nor any servicer is required to expend its own funds to restore the damaged property unless it determines (1) that the restoration will increase the proceeds to one or more classes of securityholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and (2) that the expenses will be recoverable by it through liquidation Proceeds or Insurance Proceeds. If recovery under any financial guaranty insurance policy, mortgage pool insurance policy, letter of credit or any related Primary Insurance Policy is not available because the master servicer or a servicer has been unable to make the above determinations, has made the determinations incorrectly or recovery is not available for any other reason, the master servicer and each servicer is nevertheless obligated to follow the normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted mortgage loan and in the event the determinations have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

The amount of credit support provided pursuant to any form of credit enhancement may be reduced. In most cases, the amount available pursuant to any form of credit enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary basis pursuant to the terms of the related pooling and servicing agreement or indenture. Additionally, in most cases, the form of credit support (and any replacements therefor) may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud losses may be changed, without the consent of the securityholders, upon the written assurance from each applicable Rating Agency that its then-current rating of the related series of securities will not be adversely affected. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating or ratings of the related series of securities may be downgraded to a corresponding level, and, neither the master servicer nor any other person will be obligated to obtain replacement credit support in order to restore the rating or ratings of the related series of securities. The master servicer will also be permitted to replace the credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to the downgraded level and in lower amounts which would satisfy the downgraded level, provided that the then-current rating or ratings of the related series of securities are maintained. Where the credit support is in the form of a reserve fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the reserve fund to the depositor, the master servicer or the other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

The trust fund may include one or more derivative instruments, as described in this section. All derivative instruments included in any trust fund will be used only in a manner that reduces or alters risk resulting from the mortgage loans or other assets in the pool, and only in a manner such that the return on the offered securities will be based primarily on the performance of the mortgage loans or other assets in the pool. Derivative instruments may include 1) interest rate swaps (or caps, floors and collars) and yield supplement agreements as described below, 2) currency swaps and 3) market value swaps that are referenced to the value of one or more of the mortgage loans or other assets included in the trust fund or to a class of offered securities.

An interest rate swap is an agreement between two parties to exchange a stream of interest payments on an agreed hypothetical or “notional” principal amount. No principal amount is exchanged between the counterparties to an interest rate swap. In a typical swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates including the London Interbank Offered Rate, or LIBOR, a specified bank’s prime rate or U.S. Treasury Bill rates. Interest rate swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate, such as LIBOR, for a floating rate obligation based upon another referenced interest rate, such as U.S. Treasury Bill rates. An interest rate cap, collar or floor is an agreement where the counterparty agrees to make payments representing interest on a notional principal amount when a specified reference interest rate is above a strike rate, outside of a range of strike rates, or below a strike rate as specified in the agreement, generally in exchange for a fixed amount paid to the counterparty at the time the agreement is entered into. A yield supplement agreement is a type of cap agreement, and is substantially similar to a cap agreement as described above.

The trustee on behalf of a trust fund may enter into interest rate swaps, caps, floors and collars, or yield supplement agreements, to minimize the risk to securityholders from adverse changes in interest rates or to provide supplemental credit support. Cap agreements and yield supplement agreements may be entered into to supplement the interest rate or other rates available to make interest payments on one or more classes of the securities of any series.

A market value swap might be used in a structure where the pooled assets are hybrid ARMs, or mortgage loans that provide for a fixed rate period and then convert by their terms to adjustable rate loans. Such a structure might provide that at a specified date near the end of the fixed rate period, the investors must tender their securities to the trustee who will then transfer the securities to other investors in a mandatory auction procedure. The market value swap would ensure that the original investors would receive at least par at the time of tender, by covering any shortfall between par and the then current market value of their securities.

In a market value swap, five business days prior to the mandatory auction date set forth in the prospectus supplement, the auction administrator will auction the classes of certificates referred to in the prospectus supplement as the mandatory auction certificates then outstanding, to third party investors. On the mandatory auction date, the mandatory auction certificates will be transferred, as described in the prospectus supplement, to third party investors, and holders of the mandatory auction certificates will be entitled to receive the current principal amount of those certificates, after application of all principal distributions and realized losses on the mandatory auction date, plus accrued interest on such classes at the related pass-through rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

The auction administrator will enter into a market value swap with a swap counterparty pursuant to which the swap counterparty will agree to pay the excess, if any, of the current principal amount of the mandatory auction certificates, after application of all principal distributions and realized losses on such distribution date, plus, accrued interest as described above, over the amount received in the auction. The transfer in the auction will not occur in the event that the swap counterparty fails to pay any amounts payable under the market value swap.

In the event that all or a portion of a class of the mandatory auction certificates is not sold in the auction, the swap counterparty will make no payment with respect to such class or portion thereof, and the holders thereof will not be able to transfer those certificates on the mandatory auction date as a result of the auction. However, the auction administrator will repeat the auction procedure each month thereafter until a bid has been received for each class or portion thereof. Upon receipt of a bid, the swap counterparty will make the payment described above if required.

Any derivative contracts will be documented based upon the standard forms provided by the International Swaps and Derivatives Association, or ISDA. These forms generally consist of an ISDA master agreement, a schedule to the master agreement, and a confirmation, although in some cases the schedule and confirmation will be combined in a single document and the standard ISDA master agreement will be incorporated therein by reference. Standard ISDA definitions also will be incorporated by reference. Each confirmation will provide for payments to be made by the derivative counterparty to the trust, and in some cases by the trust to the derivative counterparty, generally based upon specified notional amounts and upon differences between specified interest rates or values. For example, the confirmation for an interest rate cap agreement will contain a schedule of fixed interest rates, generally referred to as strike rates, and a schedule of notional amounts, for each distribution date during the term of the interest rate cap agreement. The confirmation also will specify a reference rate, generally a floating or adjustable interest rate, and will provide that payments will be made by the derivative counterparty to the trust on each distribution date, based on the notional amount for that distribution date and the excess, if any, of the specified reference rate over the strike rate for that distribution date.

In the event of the withdrawal of the credit rating of a derivative counterparty or the downgrade of such credit rating below levels specified in the derivative contract (where the derivative contract is relevant to the ratings of the offered securities, such levels generally are set by the rating agencies rating the offered securities), the derivative counterparty may be required to post collateral for the performance of its obligations under the derivative contract, or to take certain other measures intended to assure performance of those obligations. Posting of collateral will be documented using the ISDA Credit Support Annex.

There can be no assurance that the trustee will be able to enter into derivatives at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the derivatives may provide for termination under various circumstances, there can be no assurance that the trustee will be able to terminate a derivative when it would be economically advantageous to the trust fund to do so.

Purchase Obligations

Some types of trust assets and some classes of securities of any series, as specified in the related prospectus supplement, may be subject to a purchase obligation that would become applicable on one or more specified dates, or upon the occurrence of one or more specified events, or on demand made by or on behalf of the applicable securityholders. A purchase obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, maturity guaranty, put option or demand feature. The terms and conditions of each purchase obligation, including the purchase price, timing and payment procedure, will be described in the accompanying prospectus supplement. A purchase obligation relating to trust assets may apply to those trust assets or to the related securities. Each purchase obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each purchase obligation will be evidenced by an instrument delivered to the trustee for the benefit of the applicable securityholders of the related series. As specified in the accompanying prospectus supplement, each purchase obligation relating to trust assets will be payable solely to the trustee for the benefit of the securityholders of the related series. Other purchase obligations may be payable to the trustee or directly to the holders of the securities to which that obligation relate.

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;

CLAIMS THEREUNDER

General

The mortgaged property with respect to each mortgage loan will be required to be covered by a hazard insurance policy and, if required as described below, a Primary Insurance Policy. The following is only a brief description of these insurance policies and does not purport to summarize or describe all of the provisions of these policies. The insurance is subject to underwriting and approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

In a securitization of single family loans, single family loans included in the related mortgage pool having a Loan-to-Value Ratio at origination of over 80% (or other percentage as described in the related prospectus supplement) may be required by the depositor to be covered by a Primary Insurance Policy. The Primary Insurance Policy will insure against default on a mortgage loan as to at least the principal amount thereof exceeding 75% of the Value of the related mortgaged property (or other percentage as described in the related prospectus supplement) at origination of the mortgage loan, unless and until the principal balance of the mortgage loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than at least 80% (or other percentage as described in the prospectus supplement). This type of mortgage loan will not be considered to be an exception to the foregoing standard if no Primary Insurance Policy was obtained at origination but the mortgage loan has amortized to below the above Loan-to-Value Ratio percentage as of the applicable cut-off date. Mortgage loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if the coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause the mortgage loan’s Loan-to-Value Ratio, based on the then-current balance, to subsequently exceed the limits which would have required the coverage upon their origination. Multifamily, commercial and mixed-use loans will not be covered by a Primary Insurance Policy, regardless of the related Loan-to-Value Ratio.

While the terms and conditions of the Primary Insurance Policies issued by a primary insurer will differ from those in Primary Insurance Policies issued by other primary insurers, each Primary Insurance Policy will in general cover the Primary Insurance Covered Loss. The primary insurer generally will be required to pay:

•	the insured percentage of the Primary Insurance Covered Loss;

•	the entire amount of the Primary Insurance Covered Loss, after receipt by the primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

•

at the option of the primary insurer, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any advances made by the insured until the earlier of (1) the date the mortgage loan would have been discharged in full if the default had not occurred or (2) an approved sale.

As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the mortgagor, the insured will typically be required, among other things, to:

•

advance or discharge (1) hazard insurance premiums and (2) as necessary and approved in advance by the primary insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs;

•

in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and

•	tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

For any single family loan for which the coverage is required under the standard described above, the master servicer will maintain, or will cause each servicer to maintain, in full force and effect and to the extent coverage is available a Primary Insurance Policy with regard to each single family loan, provided that the Primary Insurance Policy was in place as of the cut-off date and the depositor had knowledge of the Primary Insurance Policy. The master servicer or the Seller will not cancel or refuse to renew a Primary Insurance Policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable pooling and servicing agreement or indenture unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to the Rating Agency or Agencies that rated the series of securities for mortgage pass-through certificates having a rating equal to or better than the highest then-current rating of any class of the series of securities. For further information regarding the extent of coverage under any mortgage pool insurance policy or primary Insurance Policy, see “Description of Credit Enhancement—Mortgage Pool insurance Policies.”

Hazard Insurance Policies

The terms of the mortgage loans require each mortgagor to maintain a hazard insurance policy for their mortgage loan. Additionally, the pooling and servicing agreement or servicing agreement will require the master servicer to cause to be maintained for each mortgage loan a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. The coverage generally will be in an amount equal to the lesser of the principal balance owing on the mortgage loan and 100% of the insurable value of the improvements securing the mortgage loan; provided, that in any case, such amount shall be sufficient to prevent the mortgagor and/or mortgagee from becoming a co-insurer. The ability of the master servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on it, or the servicer of the mortgage loan, being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the master servicer by mortgagors or servicers.

As set forth above, all amounts collected by the master servicer or a servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with teamster servicer’s normal servicing procedures) will be deposited in the related Distribution Account. The pooling and servicing agreement or servicing agreement will provide that the master servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining, or causing a servicer to maintain, a blanket policy insuring against losses on the mortgage loans. If the blanket policy contains a deductible clause, the master servicer will deposit, or will cause the applicable servicer to deposit, in the related Distribution Account all sums which would have been deposited therein but for the clause.

In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, depending on the case, vandalism. The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a mortgage loan are located in a federally designated flood area at the time of origination of the mortgage loan, the pooling and servicing agreement or servicing agreement requires the master servicer to cause to be maintained for this mortgage loan, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured’s coverage falls below this specified percentage, the clause generally provides that the insurer’s liability in the event of partial loss does not exceed the greater of (1) the replacement cost of the improvements damaged or destroyed less physical depreciation or (2) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

Since the amount of hazard insurance that mortgagors are required to maintain on the improvements securing the mortgage loans may decline as the principal balances of the related mortgage loans decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See “Description of Credit Enhancement—Special Hazard Insurance Policies” for a description of the limited protection afforded by any special hazard insurance policy against losses occasioned by hazards which are otherwise uninsured against (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

Under the terms of the mortgage loans, mortgagors are generally required to present claims to insurers under hazard insurance policies maintained on the mortgaged properties. The master servicer, on behalf of the trustee and securityholders, is obligated to present claims, or cause the servicer of the mortgage loans to present claims, under any special hazard insurance policy and any blanket insurance policy insuring against hazard losses on the mortgaged properties. However, the ability of the master servicer or servicer to present the claims is dependent upon the extent to which information in this regard is furnished to the master servicer or the servicers by mortgagors.

FHA Mortgage Insurance

The Housing Act authorizes various FHA mortgage insurance programs. Some of the mortgage loans may be insured under either Section 203(b), Section 221, Section 223, Section 234 or Section 235 of the Housing Act. Under Section 203(b), FHA insures mortgage loans of up to 30 years’ duration for the purchase of one- to four-family dwelling units. Mortgage loans for the purchase of multifamily residential rental properties are insured by the FHA under Section 221 and Section 223. Mortgage loans for the purchase of condominium units are insured by FHA under Section 234. Trust assets insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller-paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible borrowers for as long as the borrowers continue to be eligible for the payments. To be eligible, a borrower must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

The regulations governing these programs provide that insurance benefits are payable either on foreclosure, or other acquisition of possession, and conveyance of the mortgaged premises to HUD or on assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs on the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee’s foreclosure costs. Any FHA insurance relating to the mortgage loans underlying a series of securities will be described in the related prospectus supplement.

The mortgage loans may also be insured under Title I Program of the FHA. The applicable provisions of this program will be described in the related prospectus supplement. The master servicer will be required to take steps, or cause the servicers of the mortgage loans to take steps, reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

The Servicemen’s Readjustment Act of 1944, as amended, permits a veteran or, in some instances, his or her spouse, to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to four-family dwelling unit to be occupied as the veteran’s home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment for the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a dollar limit established by the VA. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a Primary Mortgage Insurance Policy may be required by the depositor for VA loans in excess of amounts specified by the VA. The amount of the additional coverage will be set forth in the related prospectus supplement. Any VA guaranty relating to Contracts underlying a series of certificates will be described in the related prospectus supplement.

THE SPONSOR

The sponsor will be EMC Mortgage Corporation for each series of securities unless otherwise indicated in the related prospectus supplement. EMC was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the depositor and the underwriter. EMC was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). EMC commenced operation in Texas on October 9, 1990. The [Depositor, the Seller and the Servicer] may maintain banking and other commercial relationships with EMC and its affiliates.

EMC maintains its principal office at 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038. Its telephone number is (972) 444-2800.

Since its inception in 1990, EMC has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans. Loans are purchased on a bulk and flow basis. EMC is one of the United States’ largest purchasers of scratch and dent, sub-performing and non-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government. Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

The principal business of EMC since inception has been specializing in the acquistion, securitization, servicing and disposition of mortgage loans. EMC’s portfolio consists primarily of two categories: (1) “performing loans,” or performing investment-quality loans serviced for EMC’s own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and (2) “non-performing loans,” or non-investment quality, sub-performing loans, non-performing loans and REO properties serviced for EMC’s own account and for the account of investors in securitized performing and non-performing collateral transactions.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”). Performing loans acquired by EMC are subject to varying levels of due diligence prior to purchase. Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws. Performing loans purchased will have been originated pursuant to EMC’s underwriting guidelines or the originator’s underwriting guidelines that are acceptable to EMC.

Subsequent to purchase by EMC, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions group, for distribution into the primary market.

EMC has been securitizing residential mortgage loans since 1999. The following table describes size, composition and growth of EMC’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2003		December 31, 2004		December 31, 2005
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	12,268	$ 3,779,319,393.84	44,821	$ 11,002,497,283.49	65,715	$ 17,155,529,615.47
Alt-A Fixed	15,907	$ 3,638,653,583.24	11,011	$ 2,478,381,379.40	17,294	$ 3,781,150,218.13
HELOC	-	$ -	-	$ -	9,309	$ 509,391,438.93
Neg-Am ARM	-	$ -	-	$ -	20,804	$ 7,515,084,661.26
Prime ARM	16,279	$ 7,179,048,567.39	30,311	$ 11,852,710,960.78	24,899	$ 12,438,092,473.41
Prime Fixed	2,388	$ 1,087,197,396.83	1,035	$ 509,991,605.86	1,346	$ 426,879,747.26
Prime Short Duration ARM	7,089	$ 2,054,140,083.91	23,326	$ 7,033,626,375.35	15,298	$ 5,687,383,382.34
Reperforming	2,800	$ 247,101,330.36	2,802	$ 311,862,677.46	2,877	$ 271,051,465.95
Seconds	-	$ -	14,842	$ 659,832,093.32	114,899	$ 5,609,656,263.12
SubPrime	29,303	$ 2,898,565,285.44	102,759	$ 14,578,747,677.08	10,1156	$ 16,546,152,274.44
Totals	86,034	$20,884,025,641.01	230,907	$ 48,427,650,052.74	373,597	$ 69,940,371,540.31

With respect to some of the securitizations organized by EMC, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in the related trust, resulting in a sequential payment of principal to the related offered securities, from the security with the highest credit rating to the one with the lowest rating. In addition, with respect to one securitization organized by EMC, a servicing trigger required by the related financial guaranty insurer has been breached; however, the insurer has agreed to waive the trigger and the related servicer is still servicing the related mortgage loans.

With respect to any series of securities, if so specified in the related prospectus supplement, EMC will also act as servicer [or master servicer] for the mortgage pool. If so, EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this prospectus under “Servicing of Mortgage Loans” and “Description of the Securities.”

EMC has been servicing residential mortgage loans since 1990. From year end 2004 to year end 2005 EMC’s servicing portfolio grew by 113%.

As of August 31, 2005, EMC was acting as servicer for approximately 213 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $45.4 billion.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2003				As of December 31, 2004				As of October 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	2,439	$ 653,967,869	1.40%	4.75%	19,498	$ 4,427,820,708	7.96%	15.94%	50,528	$ 11,821,548,094	11.65%	21.25%
Alta-A Fixed	19,396	$ 3,651,416,057	11.14%	26.51%	25,539	$ 4,578,725,473	10.43%	16.48%	34,038	$ 6,268,800,717	7.85%	11.27%
Prime Arm	7,978	$ 868,798,347	4.58%	6.31%	8,311	$ 1,045,610,015	3.39%	3.76%	8,910	$ 1,267,784,249	2.05%	2.28%
Prime Fixed	16,377	$ 1,601,411,491	9.40%	11.63%	14,560	$ 1,573,271,574	5.95%	5.66%	16,929	$ 2,343,126,437	3.90%	4.21%
Seconds	25,290	$ 690,059,169	14.52%	5.01%	39,486	$ 1,381,961,155	16.13%	4.98%	136,562	$ 6,239,175,080	31.48%	11.21%
Subprime	76,166	$ 5,058,932,126	43.73%	36.73%	114,436	$ 13,706,363,250	46.74%	49.34%	138,609	$ 19,037,928,201	31.95%	34.22%
Other	26,523	$ 1,249,014,373	15.23%	9.07%	23,010	$ 1,063,682,459	9.40%	3.83%	48,256	$ 8,655,251,712	11.12%	15.56%
Total	174,169	$13,773,599,432	100.00%	100.00%	244,840	$ 27,777,434,635	100.00%	100.00%	433,832	$ 55,633,614,489	100.00%	100.00%

EMC has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to EMC’s business and servicing practices. The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws. EMC is cooperating with the FTC’s inquiry.

THE DEPOSITOR

The depositor is Structured Asset Mortgage Investments II Inc. The depositor was incorporated in the State of Delaware on June 10, 2003 as a wholly owned subsidiary of The Bear Stearns Companies Inc. The depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

The depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since July 11, 2003. Since that time it has been involved in the issuance of securities backed by residential mortgage loans in excess of $94,502,237,657. In conjunction with the sponsor’s acquisition of seasoned, program exception, and non-performing residential mortgages, the depositor will execute a mortgage loan purchase agreement to transfer the loans to itself. These loans are subsequently deposited in a common law or statutory trust, described in the prospectus supplement, which will then issue the certificates.

After issuance and registration of the securities contemplated in this prospectus and any supplement hereto, the depositor will have no duties or responsibilities with respect to the pool assets or the securities.

The depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-2000.

THE AGREEMENTS

General

Each series of certificates will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related prospectus supplement. In general, the parties to a pooling and servicing agreement will include the depositor, the trustee, the master servicer and, in some cases, a special servicer. However, a pooling and servicing agreement that relates to a trust fund that includes mortgage securities may include a party solely responsible for the administration of the mortgage securities, and a pooling and servicing agreement that relates to a trust fund that consists solely of mortgage securities may not include a master servicer, special servicer or other servicer as a party. All parties to each pooling and servicing agreement under which securities of a series are issued will be identified in the related prospectus supplement. Each series of notes will be issued pursuant to an indenture. The parties to each indenture will be the related Issuing Entity and the trustee. The Issuing Entity will be created pursuant to an owner trust agreement between the depositor and the owner trustee and the mortgage loans or mortgage securities securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

Forms of the Agreements have been filed as exhibits to the registration statement of which this prospectus is a part. However, the provisions of each Agreement will vary depending upon the nature of the related securities and the nature of the related trust fund. The following summaries describe provisions that may appear in a pooling and servicing agreement with respect to a series of certificates or in either the servicing agreement or indenture with respect to a series of notes. The prospectus supplement for a series of securities will describe material provisions of the related Agreements that differ from the description thereof set forth below. The depositor will provide a copy of each Agreement (without exhibits) that relates to any series of securities without charge upon written request of a holder of an offered security of the series addressed to it at its principal executive offices specified in this prospectus under “The Depositor”. As to each series of securities, the related agreements will be filed with the Commission in a current report on Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

The pooling and servicing agreement or servicing agreement for each series of securities will provide that the master servicer may not resign from its obligations and duties except upon a determination that performance of the duties is no longer permissible under applicable law or except (1) in connection with a permitted transfer of servicing or (2) upon appointment of a successor servicer reasonably acceptable to the trustee and upon receipt by the trustee of letter from each Rating Agency generally to the effect that the resignation and appointment will not, in and of itself, result in a downgrading of the securities. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer’s responsibilities, duties, liabilities and obligations under the pooling and servicing agreement or servicing agreement.

Each pooling and servicing agreement and servicing agreement will also provide that the master servicer, the depositor and their directors, officers, employees or agents will not be under any liability to the trust fund or the securityholders for any action taken or for refraining from the taking of any action in good faith, or for errors in judgment, unless the liability which would otherwise be imposed was by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties. Each pooling and servicing agreement and servicing agreement will further provide that the master servicer, the depositor, and any director, officer, employee or agent of the master servicer or the depositor are entitled to indemnification by the trust fund and will be held harmless against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred in connection with any legal action relating to the pooling and servicing agreement or servicing agreement or the related series of securities, other than any loss, liability or expense related to any specific mortgage loan or mortgage loans (except a loss, liability or expense otherwise reimbursable pursuant to the pooling and servicing agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and duties. In addition, each pooling and servicing agreement and servicing agreement will provide that neither the master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the pooling and servicing agreement or servicing agreement and which in its opinion may involve it in any expense or liability. The master servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the pooling and servicing agreement or servicing agreement and the rights and duties of the parties to that agreement and the interests of the securityholders. The legal expenses and costs of the action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

Any person into which the master servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the master servicer is a party or any person succeeding to the business of the master servicer will be the successor of the master servicer under the related pooling and servicing agreement or servicing agreement, provided that (1) the person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (2) the merger, consolidation or succession does not adversely affect the then-current ratings of the classes of securities of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the master servicer may assign its rights under a pooling and servicing agreement or servicing agreement, provided clauses (1) and (2) above are satisfied and the person is reasonably satisfactory to the depositor and the trustee. In the case of an assignment, the master servicer will be released from its obligations under the pooling and servicing agreement or servicing agreement, exclusive of liabilities and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

Pooling and Servicing Agreement

Events of default under the pooling and servicing agreement in respect of a series of certificates, unless otherwise specified in the prospectus supplement, will include:

•

any failure by the master servicer to make a required deposit to the Distribution Account (other than a Monthly Advance) which continues unremedied for 3 days (or other time period described in the related prospectus supplement) after the giving of written notice of the failure to the master servicer;

•

any failure by the master servicer to observe or perform in any material respect any other of its material covenants or agreements in the pooling and servicing agreement with respect to the series of certificates, which covenants and agreements materially affect the rights of certificateholders of such series, and which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the master servicer by the trustee, or to the master servicer and the trustee by the holders of certificates evidencing not less than 25% of the aggregate undivided interests (or, if applicable, voting rights) in the related trust fund;

•

events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer indicating its insolvency or inability to pay its obligations, as specified in the related pooling and servicing agreement;

•

any failure of the master servicer to make advances as described in this prospectus under “Description of the Securities—Advances,” by the date and time set forth in the pooling and servicing agreement;

•

any assignment or delegation by the master servicer of its rights and duties under the pooling and servicing agreement, in contravention of the provisions permitting assignment and delegation in the pooling and servicing agreement; and

•	any other event of default as set forth in the pooling and servicing agreement.

Additional events of default will be described in the related prospectus supplement. A default pursuant to the terms of any mortgage securities included in any trust fund will not constitute an event of default under the related pooling and servicing agreement.

So long as an event of default remains unremedied, either the trustee or holders of certificates evidencing not less than 51% of the aggregate undivided interests (or, if applicable, voting rights) in the related trust fund may, by written notification to the master servicer (and to the trustee if given by certificateholders), with the consent of EMC Mortgage Corporation, an affiliate of the depositor, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement (other than any right of the master servicer as certificateholder and other than the right to receive servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the termination) covering the trust fund and in and to the mortgage loans and the proceeds thereof, whereupon the trustee or, upon notice to the depositor and with the depositor’s (or an affiliate of the depositor’s) consent, its designee will succeed to all responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the master servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution with a net worth of at least $10,000,000 to act as successor to the master servicer under the pooling and servicing agreement (unless otherwise set forth in the pooling and servicing agreement). Pending an appointment, the trustee is obligated to act as master servicer. The trustee and the successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial master servicer under the pooling and servicing agreement. Notwithstanding the above, upon a termination or resignation of the master servicer in accordance with terms of the pooling and servicing agreement, EMC Mortgage Corporation shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement. In addition, even if none of the events of default listed above under “—Events of Default and Rights Upon Event of Default — Pooling and Servicing Agreement” have occurred, EMC Mortgage

Corporation will have the right under the pooling and servicing agreement to terminate the master servicer without cause and either assume the duties of the master servicer or a appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement.

No certificateholder will have any right under a pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement unless (1) that holder previously gave the trustee written notice of a default that is continuing, (2) the holders of certificates evidencing not less than 51% of the aggregate undivided interests (or, if applicable, voting rights) in the related trust fund requested the trustee in writing to institute the proceeding in its own name as trustee and shall have offered to the trustee such reasonable indemnity as it may require against the costs, expenses and liabilities that may be incurred in or because of the proceeding and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

The holders of certificates representing at least 51% of the aggregate undivided interests (or, if applicable, voting rights) evidenced by those certificates may waive the default or event of default (other than a failure by the master servicer to make an advance); provided, however, that (1) a default or event of default under the first or fourth items listed under “—Events of Default” above may be waived only by all of the holders of certificates affected by the default or event of default and (2) no waiver shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed to, or otherwise materially adversely affect, any non-consenting certificateholder.

Servicing Agreement

For a series of notes, a servicing default under the related servicing agreement generally will include:

•

any failure by the master servicer to make a required deposit to the Distribution Account or, if the master servicer is so required, to distribute to the holders of any class of notes or Equity Certificates of the series any required payment which continues unremedied for 5 business days (or other period of time described in the related prospectus supplement) after the giving of written notice of the failure to the master servicer by the trustee or the Issuing Entity;

•

any failure by the master servicer to observe or perform in any material respect any other of its material covenants or agreements in the servicing agreement with respect to the series of securities, which covenants and agreements materially affect the rights of the securityholders of such series, and which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the master servicer by the trustee or the Issuing Entity;

•

events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer indicating its insolvency or inability to pay its obligations, as specified in the related servicing agreement;

•	any failure of the master servicer to make advances as described in this prospectus under “Description of the Securities—Advances,” and

•	any other servicing default as set forth in the servicing agreement.

So long as a servicing default remains unremedied, either the trustee or holders of notes evidencing not less than 51% of the voting rights of the related trust fund, may, by written notification to the master servicer and to the Issuing Entity (and to the trustee if given by noteholders), with the consent of EMC Mortgage Corporation, terminate all of the rights and obligations of the master servicer under the servicing agreement (other than any right of the master servicer as noteholder or as holder of the Equity Certificates and other than the right to receive servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the termination), whereupon the trustee will succeed to all responsibilities, duties and liabilities of the master servicer under the servicing agreement (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the master servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of an approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the master servicer under the servicing agreement (unless otherwise set forth in the servicing agreement). Pending the appointment, the trustee is obligated to act in the capacity. The trustee and the successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial master servicer under the servicing agreement. Notwithstanding the above, upon a termination or resignation of the master servicer in accordance with terms of the servicing agreement, EMC Mortgage Corporation shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the requirements set forth in the servicing agreement. In addition, even if none of the events of default listed above under “—Events of Default and Rights Upon Event of Default— Servicing Agreement” have occurred, EMC Mortgage Corporation will have the right under the servicing agreement to terminate the master servicer without cause and either assume the duties of the master servicer or a appoint a successor master servicer meeting the requirements set forth in the servicing agreement.

Indenture

For a series of notes, an event of default under the indenture generally will include:

•	a default for five days or more (or other period of time described in the related prospectus supplement) in the payment of any principal of or interest on any note of the series;

•

failure to perform any other covenant of the Depositor in the indenture which continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

•

any representation or warranty made by the Depositor in the indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting the series having been incorrect in a material respect as of the time made, and the breach is not cured within thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

•	events of bankruptcy, insolvency, receivership or liquidation of the Depositor, as specified in the indenture; or

•	any other event of default provided with respect to notes of that series.

If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of the series may declare the principal amount of all the notes of the series to be due and payable immediately. The declaration may, in some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

If following an event of default with respect to any series of notes, the notes of the series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral securing the notes of the series and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless (1) the holders of 100% of the then aggregate outstanding amount of the notes of the series consent to the sale, (2) the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale or (3) the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the notes of the series.

In the event that the trustee liquidates the collateral in connection with an event of default, the indenture provides that the trustee will have a prior lien on the proceeds of the liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for payments to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of the event of default.

In the event the principal of the notes of a series is declared due and payable, as described above, the holders of the notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount that is unamortized.

No noteholder or holder of an Equity Certificate generally will have any right under an owner trust agreement or indenture to institute any proceeding with respect to the Agreement unless (1) that holder previously has given to the trustee written notice of default and the continuance thereof, (2) the holders of notes or Equity Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting that class (a) have made written request upon the trustee to institute the proceeding in its own name as trustee and (b) have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or because of the proceeding, (3) the trustee has neglected or refused to institute the proceeding for 60 days after receipt of the request and indemnity and (4) no direction inconsistent with the written request has been given to the trustee during the 60 day period by the holders of a majority of the aggregate Percentage Interests constituting that class.

Amendment

Each pooling and servicing agreement may be amended by the parties thereto, without the consent of any of the holders of certificates covered by the pooling and servicing agreement,

•	to cure any ambiguity,

•	to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

•

if a REMIC election has been made with respect to the related trust fund, to modify, eliminate or add to any of its provisions (A) to the extent as shall be necessary to maintain the qualification of the trust fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related trust fund, provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain the qualification or to avoid or minimize the risk, and (2) the action will not adversely affect in any material respect the interests of any holder of certificates covered by the pooling and servicing agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the depositor has determined that the then-current ratings of the classes of the certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that the amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee,

•

to make any other provisions with respect to matters or questions arising under the pooling and servicing agreement which are not materially inconsistent with the provisions thereof, provided that the action will not adversely affect in any material respect the interests of any certificateholder, or

•	to comply with any changes in the Code.

The pooling and servicing agreement may also be amended by the parties thereto with the consent of the holders of certificates evidencing at least 51% of the aggregate Percentage Interests of the trust fund or of the applicable class or classes, if such amendment affects only such class or classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of certificates covered by the pooling and servicing agreement, except that the amendment may not (1) reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on a certificate of any class without the consent of the holder of the certificate or (2) reduce the aforesaid percentage of certificates of any class the holders of which are required to consent to the amendment without the consent of the holders of all certificates of the class covered by the pooling and servicing agreement then outstanding.

With respect to each series of notes, each related servicing agreement or indenture may be amended by the parties thereto without the consent of any of the holders of the notes covered by the Agreement, to cure any ambiguity, to correct, modify or supplement any provision therein, or to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that the action will not adversely affect in any material respect the interests of any holder of notes covered by the

Agreement. Each Agreement may also be amended by the parties thereto with the consent of the holders of notes evidencing not less than 51% of the voting rights, for any purpose; provided, however, that the amendment may not:

(1)

reduce in any manner the amount of or delay the timing of, payments received on trust fund assets which are required to be distributed on any certificate without the consent of the holder of the certificate,

(2)

adversely affect in any material respect the interests of the holders of any class of notes in a manner other than as described in (1), without the consent of the holders of notes of the class evidencing not less than 51% of the aggregate voting rights of the class or

(3)	reduce the aforesaid percentage of voting rights required for the consent to the amendment without the consent of the holders of all notes covered by the Agreement then outstanding.

The voting rights evidenced by any security will be the portion of the voting rights of all of the securities in the related series allocated in the manner described in the related prospectus supplement.

Notwithstanding the foregoing, if a REMIC election has been made with respect to the related trust fund, the trustee or indenture trustee will not be entitled to consent to any amendment to a pooling and servicing agreement or an indenture without having first received an opinion of counsel to the effect that the amendment or the exercise of any power granted to the master servicer, the depositor, the trustee or indenture trustee, or any other specified person in accordance with the amendment will not result in the imposition of a tax on the related trust fund or cause the trust fund to fail to qualify as a REMIC.

The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

The obligations created by the related Agreements for each series of securities (other than the limited payment and notice obligations of the trustee) will terminate upon the payment to securityholders of that series of all amounts held in the Distribution Account or by the master servicer and required to be paid to them pursuant to the Agreements following the earlier of, (1) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last mortgage loan, REO property and/or mortgage security subject thereto and (2) the purchase by the master servicer, a servicer, the depositor or its designee (or (a) if specified in the related prospectus supplement with respect to each series of certificates, by the holder of the REMIC Residual Certificates (see “Federal Income Tax Consequences” below) or (b) if specified in the prospectus supplement with respect to each series of notes, by the holder of the Equity Certificates) from the trust fund for the series of all remaining mortgage loans, REO properties and/or mortgage securities. In addition to the foregoing, the master servicer, a servicer, the depositor or its designee may have the option to purchase, in whole but not in part, the securities specified in the related prospectus supplement in the manner set forth in the related prospectus supplement. With respect to any series of certificates which provides for such a purchase, the purchase shall not be made unless either: (1) the aggregate principal balance of the certificates as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the certificates as of the Closing Date or (2) the aggregate principal balance of the mortgage loans as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans as of the cut-off date. In the event that any series of certificates which provides for such a purchase at 25% or more of the aggregate principal balance outstanding, the certificates will use the word “Callable” in their title. With respect to any series of notes which provides for such a purchase, the purchase shall not be made unless the aggregate principal balance of the notes as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the notes as of the Closing Date or a period specified in the related prospectus supplement has elapsed since the initial distribution date. In the event that any series of notes which provides for such a purchase at 25% or more of the aggregate principal balance outstanding, the notes will use the word “Callable” in their title. Upon the purchase of the securities or at any time thereafter, at the option of the master servicer, a servicer, the depositor or its designee, the assets of the trust fund may be sold, thereby effecting a retirement of the securities and the termination of the trust fund, or the securities so purchased may be held or resold by the master servicer, the depositor or its designee. In no event, however, unless otherwise provided in the prospectus supplement, will a trust created by a pooling and servicing agreement related to a series of certificates continue beyond the expiration of 21 years from the death of the survivor of the persons named in the pooling and servicing agreement. Written notice of termination of the pooling and servicing agreement will be given to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency appointed by the trustee which will be specified in the notice of termination. If the securityholders are permitted to terminate the trust under the applicable pooling and servicing agreement, a penalty may be imposed upon the securityholders based upon the fee that would be foregone by the master servicer because of the termination.

The purchase of mortgage loans and property acquired in respect of mortgage loans evidenced by a series of securities shall be made at the option of the master servicer, a servicer, the depositor, its designee or, if applicable, the holder of the REMIC Residual Certificates or Equity Certificates at the price specified in the related prospectus supplement. The exercise of the right will effect early retirement of the securities of that series, but the right of the master servicer, a servicer, the depositor, its designee or, if applicable, the holder to so purchase is subject to the aggregate principal balance of the mortgage loans and/or mortgage securities in the trust fund for that series as of the distribution date on which the purchase is to occur being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans and/or mortgage securities at the cut-off date or closing date, as specified in the prospectus supplement, for that series. The prospectus supplement for each series of securities will set forth the amounts that the holders of the securities will be entitled to receive upon the early retirement. The early termination may adversely affect the yield to holders of the securities. With respect to any series of certificates, an optional purchase of the mortgage loans in the related trust fund may not result in the related certificates receiving an amount equal to the principal balance thereof plus accrued and unpaid interest and any undistributed shortfall on the related certificates. If a REMIC election has been made, the termination of the related trust fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

Following any optional termination, there will be no continuing direct or indirect liability of the trust fund or any securityholder as sellers of the assets of the trust fund.

The Securities Administrator

Each prospectus supplement for a series of securities may provide for a securities administrator which shall be responsible for performing certain administrative and tax functions typically performed by the trustee. The securities administrator shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under the laws to exercise corporate trust powers, having a combined capital and surplus of at least $40,000,000 and subject to supervision or examination by federal or state authority. The entity that serves as securities administrator may have typical banking or other relationships with the depositor and its affiliates. The securities administrator may also act as master servicer for a series of securities.

Duties of Securities Administrator

The securities administrator for each series of securities will make no representation as to the validity or sufficiency of the related Agreements, the securities or any underlying mortgage loan, mortgage security or related document and will not be accountable for the use or application by or on behalf of any master servicer (unless the securities administrator is also acting as master servicer), servicer or special servicer of any funds paid to the master servicer, servicer or special servicer in respect of the securities or the underlying mortgage loans or mortgage securities, or any funds deposited into or withdrawn from the Distribution Account for the series or any other account by or on behalf of the master servicer, servicer or special servicer. The securities administrator for each series of securities will be required to perform only those duties specifically required under the related Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Agreement, a securities administrator will be required to examine the documents and to determine whether they conform to the requirements of the agreement.

Some Matters Regarding the Securities Administrator

As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any securities administrator may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

The securities administrator for each series of securities generally will be entitled to indemnification, from amounts held in the Distribution Account for the series, for any loss, liability or expense incurred by the securities administrator in connection with the securities administrator’s administration of the trust under the related pooling and servicing agreement or indenture unless the loss, liability, cost or expense was incurred by reason of willful misfeasance, bad faith or negligence on the part of the securities administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

The securities administrator for each series of securities may resign at any time, in which event the depositor will be obligated to appoint a successor securities administrator. The depositor may also remove the securities administrator if the securities administrator ceases to be eligible to continue as such under the pooling and servicing agreement or indenture or if the securities administrator becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the securities administrator or its property. Upon such resignation or removal of the securities administrator, the depositor will be entitled to appoint a successor securities administrator. The securities administrator may also be removed at any time by the holders of securities evidencing ownership of not less than 51% of the trust. In the event that the securityholders remove the securities administrator, the compensation of any successor securities administrator shall be paid by the securityholders to the extent that such compensation exceeds the amount agreed to by the depositor and the original securities administrator. Any resignation or removal of the securities administrator and appointment of a successor securities administrator will not become effective until acceptance of the appointment by the successor securities administrator.

The Trustee

The trustee under each pooling and servicing agreement and indenture will be named in the related prospectus supplement. The trustee shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under the laws to exercise corporate trust powers, having a combined capital and surplus of at least $40,000,000 and subject to supervision or examination by federal or state authority. The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

The trustee for each series of securities will make no representation as to the validity or sufficiency of the related Agreements, the securities or any underlying mortgage loan, mortgage security or related document and will not be accountable for the use or application by or on behalf of any master servicer, servicer or special servicer of any funds paid to the master servicer, servicer or special servicer in respect of the securities or the underlying mortgage loans or mortgage securities, or any funds deposited into or withdrawn from the Distribution Account for the series or any other account by or on behalf of the master servicer, servicer or special servicer. If no event of default has occurred and is continuing, the trustee for each series of securities will be required to perform only those duties specifically required under the related pooling and servicing agreement or indenture. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Agreement, a trustee will be required to examine the documents and to determine whether they conform to the requirements of the agreement.

If an Event of Default shall occur, the trustee shall, by notice in writing to the master servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations (but not the liabilities) of the master servicer thereafter arising under the Agreements, but without prejudice to any rights it may have as a security holder or to reimbursement of Monthly Advances and other advances of its own funds. Upon the receipt by the master servicer of the written notice, all authority and power of the master servicer under the Agreements, whether with respect to the securities, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall automatically and without further action pass to and be vested in the trustee. The trustee shall act to carry out the duties of the master servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default. Any such action taken by the trustee must be prior to the distribution on the relevant Distribution Date.

Upon the receipt by the master servicer of a notice of termination, the trustee shall automatically become the successor in all respects to the master servicer in its capacity under the Agreements and the transactions set forth or provided for therein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions thereof; provided, however, that the sponsor shall have the right to either (a) immediately assume the duties of the master servicer or (b) select a successor master servicer; provided further, however, that the trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the master servicer at or prior to the time of termination. As compensation, the trustee shall be entitled to compensation which the master servicer would have been entitled to retain if the master servicer had continued to act thereunder, except for those amounts due the master servicer as reimbursement permitted under the Agreements for advances previously made or expenses previously incurred. Notwithstanding the above, the trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the master servicer only, having a net worth of not less than $10,000,000, as the successor to the master servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the master servicer hereunder; provided, that the trustee shall obtain a letter from each rating agency that the ratings, if any, on each of the securities will not be lowered as a result of the selection of the successor to the master servicer. Pending appointment of a successor to the master servicer, the trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of the Agreements shall apply, the compensation shall not be in excess of that which the master servicer would have been entitled to if the master servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The trustee and such successor shall take such action, consistent with the Agreements, as shall be necessary to effectuate any such succession.

If the trustee shall succeed to any duties of the master servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as trustee and, accordingly, the provisions of the Agreements concerning the trustee’s duties shall be inapplicable to the trustee in its duties as the successor to the master servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the trustee in its capacity as trustee); the provisions of the Agreements relating to the master servicer, however, shall apply to it in its capacity as successor master servicer.

Upon any termination or appointment of a successor to the master servicer, the trustee shall give prompt written notice thereof to security holders of record pursuant to the Agreements and to the rating agencies.

The trustee shall transmit by mail to all securityholders, within the number of days specified by the Agreements after the occurrence of any Event of Default actually known to a responsible officer of the trustee, unless such Event of Default shall have been cured, notice of each such Event of Default. In the event that the security holders waive the Event of Default pursuant to the Agreements, the trustee shall give notice of any such waiver to the rating agencies.

Upon written request of three or more securityholders of record, for purposes of communicating with other securityholders with respect to their rights under the Agreements, the trustee will afford such securityholders access during business hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

The trustee for each series of securities generally will be entitled to indemnification, from amounts held in the Distribution Account for the series, for any loss, liability or expense incurred by the trustee in connection with the trustee’s acceptance or administration of its trusts under the related pooling and servicing agreement or indenture unless the loss, liability, cost or expense was incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Trustee

The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue under the pooling and servicing agreement or if the trustee becomes insolvent. Upon becoming aware of the circumstances, the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of securities evidencing not less than 51% of the aggregate undivided interests (or, if applicable, voting rights) in the related trust fund. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee. If the trustee resigns or is removed by the depositor, the expenses associated with the change of trustees will be paid by the former trustee and reimbursed from the Distribution Account by the paying agent. If the trustee is removed by holders of securities, such holders shall be responsible for paying any compensation payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

YIELD CONSIDERATIONS

The yield to maturity of an offered security will depend on the price paid by the holder for the security, the security interest rate on a security entitled to payments of interest (which security interest rate may vary if so specified in the related prospectus supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the mortgage loans and the allocation thereof to reduce the principal balance of the security (or notional amount thereof if applicable) and other factors.

A class of securities may be entitled to payments of interest at a fixed security interest rate, a variable security interest rate or adjustable security interest rate, or any combination of security interest rates, each as specified in the related prospectus supplement. A variable security interest rate may be calculated based on the weighted average of the Net Mortgage Rates of the related mortgage loans, or the weighted average of the interest rates (which may be net of trustee fees) paid on the mortgage securities, for the month preceding the distribution date if so specified in the related prospectus supplement. As will be described in the related prospectus supplement, the aggregate payments of interest on a class of securities, and their yield to maturity, will be affected by the rate of payment of principal on the securities (or the rate of reduction in the notional balance of securities entitled only to payments of interest), in the case of securities evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans, and in the case of securities evidencing interests in mortgage securities with floating or variable rates, by changes in such rates and the indices on which they are based. See “Maturity and Prepayment Considerations” below. The yield on the securities will also be affected by liquidations of mortgage loans following mortgagor defaults and by purchases of mortgage loans in the event of breaches of representations and warranties made in respect of the mortgage loans by the depositor, the master servicer and others, or conversions of ARM Loans to a fixed interest rate. See “The Mortgage Pools—Representations by Sellers” and “Descriptions of the Securities—Assignment of Trust Fund Assets” above. Holders of Strip Securities or a class of securities having a security interest rate that varies based on the weighted average mortgage rate of the underlying mortgage loans may be affected by disproportionate prepayments and repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

With respect to any series of securities, a period of time will elapse between the date upon which payments on the related mortgage loans are due and the distribution date on which the payments are passed through to securityholders. That delay will effectively reduce the yield that would otherwise be produced if payments on the mortgage loans were distributed to securityholders on or near the date they were due.

In general, if a class of securities is purchased at initial issuance at a premium and payments of principal on the related mortgage loans occur at a rate faster than anticipated at the time of purchase, the purchaser’s actual yield to maturity will be lower than that assumed at the time of purchase. Similarly, if a class of securities is purchased at initial issuance at a discount and payments of principal on the related mortgage loans occur at a rate slower than that assumed at the time of purchase, the purchaser’s actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of securities having a class entitled to payments of interest only or to payments of interest that are disproportionately high relative to the principal payments to which the class is entitled. Such a class will likely be sold at a substantial premium to its principal balance and any faster than anticipated rate of prepayments will adversely affect the yield to its holders. Extremely rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on other types of classes of securities, including Accrual Securities and securities with a security interest rate which fluctuates inversely with or at a multiple of an index, may be relatively more sensitive to the rate of prepayment on the related mortgage loans than other classes of securities.

The timing of changes in the rate of principal payments on or repurchases of the mortgage loans may significantly affect an investor’s actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation. In general, the earlier a prepayment of principal on the underlying mortgage loans or a repurchase thereof, the greater will be the effect on an investor’s yield to maturity. As a result, the effect on an investor’s yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

When a principal prepayment in full is made on a mortgage loan, the borrower is generally charged interest only for the period from the due date of the preceding scheduled payment up to the date of the prepayment, instead of for the full accrual period, that is, the period from the due date of the preceding scheduled payment up to the due date for the next scheduled payment. In addition, a partial principal prepayment may likewise be applied as of a date prior to the next scheduled due date (and, accordingly, be accompanied by accrued interest for less than the full accrual period). However, interest accrued and distributable on any series of securities on any distribution date will generally correspond to interest accrued on the principal balance of mortgage loans for their respective full accrual periods. Consequently, if a prepayment on any mortgage loan is distributable to securityholders on a particular distribution date, but the prepayment is not accompanied by accrued interest for the full accrual period, the interest charged to the borrower (net of servicing and administrative fees and any retained interest of the depositor) may be less than the corresponding amount of interest accrued and otherwise payable on the related mortgage loan, and a Prepayment Interest Shortfall will result. If and to the extent that the shortfall is allocated to a class of offered securities, its yield will be adversely affected. The prospectus supplement for a series of securities will describe the manner in which the shortfalls will be allocated among the classes of the securities. If so specified in the related prospectus supplement, the master servicer, or the servicer servicing the mortgage loan which was prepaid, will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of the shortfalls. The related prospectus supplement will also describe any other amounts available to off set the shortfalls. See “Servicing of Mortgage Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest”.

The trust fund with respect to any series may include ARM Loans. As is the case with conventional, fixed-rate mortgage loans originated in a high interest rate environment which may be subject to a greater rate of principal prepayments when interest rates decrease, ARM Loans may be subject to a greater rate of principal prepayments (or purchases by the related servicer or the master servicer) due to their refinancing in a low interest rate environment. For example, if prevailing interest rates fall significantly, ARM Loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate or other adjustable-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable-rate mortgages to “lock in” a lower fixed interest rate or to take advantage of the availability of other adjustable-rate mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

The trust fund with respect to any series may include convertible ARM Loans. Convertible ARM Loans may be subject to a greater rate of principal prepayments (or purchases by the related servicer or the master servicer) due to their conversion to fixed interest rate loans in a low interest rate environment. The conversion feature may also be exercised in a rising interest rate environment as mortgagors attempt to limit their risk of higher rates. A rising interest rate environment may also result in an increase in the rate of defaults on these mortgage loans. If the related servicer or the master servicer purchases convertible ARM Loans, a mortgagor’s exercise of the conversion option will result in a distribution of the principal portion thereof to the securityholders, as described in this prospectus. Alternatively, to the extent a servicer or the master servicer fails to purchase converting ARM Loans, the mortgage pool will include fixed-rate mortgage loans.

The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans and thus the yield on the securities. In general, defaults on single family loans are expected to occur with greater frequency in their early years. The rate of default on single family loans which are refinanced or limited documentation mortgage loans, and on mortgage loans, with high Loan-to-Value Ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

With respect to some mortgage loans in a mortgage pool, the mortgage rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each mortgage loan generally will be qualified, or the mortgage loan otherwise approved, on the basis of the mortgage rate in effect at origination. The repayment of the mortgage loan may thus be dependent on the ability of the mortgagor to make larger level monthly payments following the adjustment of the mortgage rate. In addition, the periodic increase in the amount paid by the mortgagor of a buydown mortgage loan during or at the end of the applicable Buydown Period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage under applicable underwriting guidelines, and may accordingly increase the risk of default with respect to the related mortgage loan.

The mortgage rates on ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial mortgage rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of the mortgage loans may exceed the amount of their minimum scheduled monthly payment. As a result, a portion of the accrued interest on negatively amortizing mortgage loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable mortgage rate. The addition of the Deferred Interest to the principal balance of any related class or classes of securities will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which the securities were purchased. In addition, with respect to ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on the mortgage loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since the excess will be applied to reduce the principal balance of the related class or classes of securities, the weighted average life of the securities will be reduced and may adversely affect the yield to holders thereof, depending upon the price at which the securities were purchased.

MATURITY AND PREPAYMENT CONSIDERATIONS

As indicated above under “The Mortgage Pools,” the original terms to maturity of the mortgage loans in a given mortgage pool will vary depending upon the type of mortgage loans included in the mortgage pool. The prospectus supplement for a series of securities will contain information with respect to the types and maturities of the mortgage loans in the related mortgage pool. The prepayment experience with respect to the mortgage loans in a mortgage pool will affect the life and yield of the related series of securities.

With respect to balloon loans, payment of the balloon payment (which, based on the amortization schedule of the mortgage loans, is expected to be a substantial amount) will generally depend on the mortgagor’s ability to obtain refinancing of the mortgage loans or to sell the mortgaged property prior to the maturity of the balloon loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including real estate values, the mortgagor’s financial situation, prevailing mortgage loan interest rates, the mortgagor’s equity in the related mortgaged property, tax laws and prevailing general economic conditions. None of the depositor, the master servicer, a servicer or any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

The extent of prepayments of principal of the mortgage loans may be affected by a number of factors, including solicitations and the availability of mortgage credit, the relative economic vitality of the area in which the mortgaged properties are located and, in the case of multifamily, commercial and mixed-use loans, the quality of management of the mortgage properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the mortgage loans may be affected by the existence of lock-out periods and requirements that principal prepayments be accompanied by prepayment premiums, as well as due-on-sale and due-on-encumbrance provisions, and by the extent to which the provisions may be practicably enforced. See “Servicing of Mortgage Loans—Collection and Other Servicing Procedures” and “Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” for a description of provisions of the pooling and servicing agreement and legal aspects of mortgage loans that may affect the prepayment experience on the mortgage loans.

The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. In addition, as prevailing market interest rates decline, even borrowers with ARM Loans that have experienced a corresponding interest rate decline may have an increased incentive to refinance for purposes of either (1) converting to a fixed rate loan and thereby “locking in” the rate or (2) taking advantage of the initial “teaser rate” (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan. Moreover, although the mortgage rates on ARM Loans will be subject to periodic adjustments, the adjustments generally will not increase or decrease the mortgage rates by more than a fixed percentage amount on each adjustment date, will not increase the mortgage rates over a fixed percentage amount during the life of any ARM Loan and will be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the mortgage rates on the ARM Loans at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In high interest rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently high in relation to the then-current mortgage rates on newly originated ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no assurance as to the rate of prepayments on the mortgage loans during any period or over the life of any series of securities.

If the applicable pooling and servicing agreement for a series of securities provides for a pre-funding account or other means of funding the transfer of additional mortgage loans to the related trust fund, as described under “Description of the Securities—Pre-Funding Account” in this prospectus, and the trust fund is unable to acquire the additional mortgage loans within any applicable time limit, the amounts set aside for the purpose may be applied as principal payments on one or more classes of securities of the series. See “Yield Considerations.”

There can be no assurance as to the rate of prepayment of the mortgage loans. The depositor is not aware of any publicly available statistics relating to the principal prepayment experience of diverse portfolios of mortgage loans such as the mortgage loans over an extended period of time. All statistics known to the depositor that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities. No representation is made as to the particular factors that will affect the prepayment of the mortgage loans or as to the relative importance of these factors.

As described in this prospectus and in the prospectus supplement, the master servicer, the depositor, an affiliate of the depositor or a person specified in the related prospectus supplement (other than holder of any class of offered certificates, other than the REMIC Residual Certificates, if offered) may have the option to purchase the assets in a trust fund and effect early retirement of the related series of securities. See “The Agreements—Termination; Retirement of Securities.”

LEGAL ASPECTS OF MORTGAGE LOANS

The following discussion summarizes legal aspects of mortgage loans that is general in nature. The summaries do not purport to be complete. They do not reflect the laws of any particular state nor the laws of all states in which the mortgaged properties may be situated. This is because these legal aspects are governed in part by the law of the state that applies to a particular mortgaged property and the laws of the states may vary substantially. You should refer to the applicable federal and state laws governing the mortgage loans.

Mortgages

Each single family, multifamily, commercial and mixed-use loan and, if applicable, the Contracts (in each case other than cooperative mortgage loans),will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located, and may have first, second or third priority. Mortgages and deeds to secure debt are referred to as “mortgages.” Contracts evidence both the obligation of the obligor to repay the loan evidenced thereby and grant a security interest in the related Manufactured Homes to secure repayment of the loan. However, as Manufactured Homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that Manufactured Homes may become subject to real estate title and recording laws. See “—Contracts” below. In some states, a mortgage or deed of trust creates a lien upon the real property encumbered by the mortgage or deed of trust. However, in other states, the mortgage or deed of trust conveys legal title to the property respectively, to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). The lien created by the mortgage or deed of trust is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages depends on their terms or on the terms of separate subordination or inter-creditor agreements, the knowledge of the parties in some cases and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor who is the borrower-homeowner; the beneficiary who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee’s authority under a deed of trust, the grantee’s authority under a deed to secure debt and the mortgagee’s authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trustor mortgage, and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

If specified in the prospectus supplement relating to a series of certificates, the mortgage loans and Contracts may include cooperative mortgage loans. Each mortgage note evidencing a cooperative mortgage loan will be secured by a security interest in shares issued by the related Cooperative, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative’s building. The security agreement will create a lien upon the shares of the Cooperative, the priority of which will depend on, among other things, the terms of the particular security agreement as well as the order of recordation and/or filing of the agreement (or financing statements related thereto) in the appropriate recording office.

Cooperative buildings relating to the cooperative mortgage loans are located primarily in the State of New York. Generally, each Cooperative owns in fee or has a long-term leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative’s building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessor, as the case may be, is also responsible for fulfilling the mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative’s building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (1) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (2) arising under its land lease, the holder of the landlord’s interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative’s interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the mortgagee who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the mortgage loans, the collateral securing the cooperative mortgage loans.

Each Cooperative is owned by shareholders (referred to as tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative pursuant to the proprietary lease, which payment represents the tenant-stockholder’s proportional share of the Cooperative’s payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a cooperative mortgage loan evidenced by a mortgage note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related Cooperative. The mortgagee generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the mortgagee’s interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the mortgage note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See “—Foreclosure on Shares of Cooperatives” below.

Tax Aspects of Cooperative Ownership

In general, a “tenant-stockholder” (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a “cooperative housing corporation” within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of interest expenses and real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which the items are allowable as a deduction to the corporation, that section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the cooperative mortgage loans will qualify under the section for any particular year. In the event that the Cooperative fails to qualify for one or more years, the value of the collateral securing any related cooperative mortgage loans could be significantly impaired because no deduction would be allowable to tenant- stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that a failure would be permitted to continue over a period of years appears remote.

Leases and Rents

Mortgages that encumber income-producing multifamily and commercial properties often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower’s right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

Contracts

Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC which has been adopted by all states. Financing statements are effective for five years and must be renewed prior to the end of each five year period. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department (or a similar entity) of the state. In the states that have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of the interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to the appropriate motor vehicle registration office, depending on state law.

The master servicer will be required under the related pooling and servicing agreement or servicing agreement to, or to cause the servicer of the Contract to, effect the notation or delivery of the required documents and fees, and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home is registered. In the event the master servicer or servicer, as applicable, fails, due to clerical errors or otherwise, to effect the notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the trustee may not have a first priority security interest in the Manufactured Home securing a Contract. As Manufactured Homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that Manufactured Homes may become subject to real estate title and recording laws. As a result, a security interest in a Manufactured Home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a Manufactured Home under real estate laws, the holder of the security interest must file either a “fixture filing” under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Generally, Contracts will contain provisions prohibiting the obligor from permanently attaching the Manufactured Home to its site. So long as the obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, other parties could obtain an interest in the Manufactured Home that is prior to the security interest originally retained by the Seller and transferred to the depositor.

The depositor will assign or cause to be assigned a security interest in the Manufactured Homes to the trustee, on behalf of the securityholders. Neither the depositor, the master servicer, any servicer, nor the trustee will amend the certificates of title to identify the trustee, on behalf of the securityholders, as the new secured party and, accordingly, the depositor or the Seller will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the depositor’s rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest might not be held effective against creditors of the depositor or Seller.

In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of the depositor on the certificate of title or delivery of the required documents and fees will be sufficient to protect the trustee against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the depositor has failed to perfect or cause to be perfected the security interest assigned to the trust fund, the security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the trustee, on behalf of the securityholders, as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

In the event that the owner of a Manufactured Home moves it to a state other than the state in which the Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after the relocation and thereafter until the owner re-registers the Manufactured Home in the state of relocation. If the owner were to relocate a Manufactured Home to another state and re-register the Manufactured Home in that state, and if the depositor did not take steps to re-perfect its security interest in that state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the depositor must surrender possession if it holds the certificate of title to the Manufactured Home or, in the case of Manufactured Homes registered in states that provide for notation of lien, the depositor would receive notice of surrender if the security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the depositor would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states that do not require a certificate of title for registration of a Manufactured Home, re-registration could defeat perfection. Similarly, when an obligor under a manufactured housing conditional sales contract sells a Manufactured Home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under each related pooling and servicing agreement or servicing agreement, the master servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps, at the master servicer’s or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The depositor will obtain the representation of the related Seller that it has no knowledge of any of these liens with respect to any Manufactured Home securing a Contract. However, these liens could arise at any time during the term of a Contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee’s sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower- trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers in a specified manner prior to the date of trustee’s sale. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee’s sale. In general, in these states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the applicable parties. If the mortgagee’s right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the note plus the accrued and unpaid interest and the expense of foreclosure, in which case the mortgagor’s debt will be extinguished unless the lender purchases the property for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment and the remedy is available under state law and the related loan documents. In the same states, there is a statutory minimum purchase price which the lender may offer for the property and generally, state law controls the amount of foreclosure costs and expenses, including attorneys’ fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making the repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender’s investment in the property and, in some states, the lender may be entitled to a deficiency judgment. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of certificates. See “Description of Credit Enhancement”.

A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages. The junior mortgagee must either pay the entire amount due on the senior mortgages prior to or at the time of the foreclosure sale or undertake to pay on any senior mortgages on which the mortgagor is currently in default. Under either course of action, the junior mortgagee may add the amounts paid to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a “due-on-sale” clause, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those single family loans which are junior mortgage loans, if the lender purchases the property, the lender’s title will be subject to all senior liens and claims and governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

In foreclosure, courts have imposed general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower’s default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender’s judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower’s failure to adequately maintain the property or the borrower’s execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant- stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative’s certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The Cooperative may cancel the proprietary lease or occupancy agreement, even while pledged, for failure by the tenant- stockholder to pay the obligations or charges owed by the tenant-stockholder, including mechanics’ liens against the Cooperative’s building incurred by the tenant-stockholder. Generally, obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the Cooperative may generally terminate a proprietary lease or occupancy agreement in the event the borrower breaches its covenants in the proprietary lease or occupancy agreement. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate the lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender’s lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative’s right to sums due under the proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the cooperative mortgage loan and accrued and unpaid interest on the loan.

Recognition agreements also generally provide that in the event the lender succeeds to the tenant- shareholder’s shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a cooperative mortgage loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. The approval or consent is usually based on the prospective purchaser’s income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

Because of the nature of cooperative mortgage loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative’s building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

In New York, foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the New York UCC and the security agreement relating to those shares. Article 9 of the

New York UCC requires that a sale be conducted in a “commercially reasonable” manner. Whether a sale has been conducted in a “commercially reasonable” manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of banks selling similar collateral in the same area will be considered reasonably conducted.

Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender’s security interest. The recognition agreement, however, generally provides that the lender’s right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See “—Anti-Deficiency Legislation and other Limitations on Lenders” below.

Repossession with respect to Contracts

General. Repossession of manufactured housing is governed by state law. A few states have enacted legislation that requires that the debtor be given an opportunity to cure its default (typically 30 days to bring the account current) before repossession can commence. So long as a manufactured home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state where it is located, repossession of the home in the event of a default by the obligor generally will be governed by the UCC (except in Louisiana). Article 9 of the UCC provides the statutory framework for the repossession of manufactured housing. While the UCC as adopted by the various states may vary in small particulars, the general repossession procedure established by the UCC is as follows:

1.            Except in those states where the debtor must receive notice of the right to cure a default, repossession can commence immediately upon default without prior notice. Repossession may be effected either through self-help (peaceable retaking without court order), voluntary repossession or through judicial process (repossession pursuant to court-issued writ of replevin). The self-help and/or voluntary repossession methods are more commonly employed, and are accomplished simply by retaking possession of the manufactured home. In cases in which the debtor objects or raises a defense to repossession, a court order must be obtained from the appropriate state court, and the manufactured home must then be repossessed in accordance with that order. Whether the method employed is self-help, voluntary repossession or judicial repossession, the repossession can be accomplished either by an actual physical removal of the manufactured home to a secure location for refurbishment and resale or by removing the occupants and their belongings from the manufactured home and maintaining possession of the manufactured home on the location where the occupants were residing. Various factors may affect whether the manufactured home is physically removed or left on location, such as the nature and term of the lease of the site on which it is located and the condition of the unit. In many cases, leaving the manufactured home on location is preferable, in the event that the home is already set up, because the expenses of retaking and redelivery will be saved. However, in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.             Once repossession has been achieved, preparation for the subsequent disposition of the manufactured home can commence. The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.             Sale proceeds are to be applied first to repossession expenses (expenses incurred in retaking, storage, preparing for sale to include refurbishing costs and selling) and then to satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, the remainder may be sought from the debtor in the form of a deficiency judgement in those states that do not prohibit or limit deficiency judgments. The deficiency judgment is a personal judgment against the debtor for the shortfall. Occasionally, after resale of a manufactured home and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor. Because the defaulting owner of a manufactured home generally has very little capital or income available following repossession, a deficiency judgment may not be sought in many cases or, if obtained, will be settled at a significant discount in light of the defaulting owner’s strained financial condition.

Louisiana Law. Any contract secured by a manufactured home located in Louisiana will be governed by Louisiana law rather than Article 9 of the UCC. Louisiana laws provide similar mechanisms for perfection and enforcement of security interests in manufactured housing used as collateral for an installment sale contract or installment loan agreement.

Under Louisiana law, a manufactured home that has been permanently affixed to real estate will nevertheless remain subject to the motor vehicle registration laws unless the obligor and any holder of a security interest in the property execute and file in the real estate records for the parish in which the property is located a document converting the unit into real property. A manufactured home that is converted into real property but is then removed from its site can be converted back to personal property governed by the motor vehicle registration laws if the obligor executes and files various documents in the appropriate real estate records and all mortgagees under real estate mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

So long as a manufactured home remains subject to the Louisiana motor vehicle laws, liens are recorded on the certificate of title by the motor vehicle commissioner and repossession can be accomplished by voluntary consent of the obligor, executory process (repossession proceedings which must be initiated through the courts but which involve minimal court supervision) or a civil suit for possession. In connection with a voluntary surrender, the obligor must be given a full release from liability for all amounts due under the contract. In executory process repossessions, a sheriff’s sale (without court supervision) is permitted, unless the obligor brings suit to enjoin the sale, and the lender is prohibited from seeking a deficiency judgment against the obligor unless the lender obtained an appraisal of the manufactured home prior to the sale and the property was sold for at least two-thirds of its appraised value.

Rights of Redemption

Single Family, Multifamily and Commercial Properties. The purposes of a foreclosure action in respect of a mortgaged property is to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their “equity of redemption”. The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchase through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee’s sale under a deed of trust.

Manufactured Homes. While state laws do not usually require notice to be given to debtors prior to repossession, many states do require delivery of a notice of default and of the debtor’s right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of the home so that the owner may redeem at or before resale. In addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

Single Family, Multifamily and Commercial Loans. Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states (including California), statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following non-judicial foreclosure by power of sale. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a mortgage loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which the deficiency judgment may be executed. Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in some states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in some circumstances, including circumstances where the disposition of the collateral (which, in the case of a cooperative mortgage loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, under the federal Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by the automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in a bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien. Moreover, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor’s residence by paying arrearage within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor’s petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearage over a number of years.

Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender’s security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor’s principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

In the case of income-producing multifamily properties, federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower’s assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender’s receipt of the rents.

Tax liens arising under the Code may have priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Contracts. In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral and/or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a lender from repossessing a home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the home at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

Under CERCLA, and under state law in some states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.

The Conservation Act amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Conservation Act provides that “merely having the capacity to influence, or unexercised right to control” operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower’s environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

Other federal and state laws may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. The cleanup costs may be substantial. It is possible that the cleanup costs could become a liability of a trust fund and reduce the amounts otherwise distributable to the holders of the related series of certificates. Moreover, federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the property that is the subject of the cleanup costs. All subsequent liens on the property generally are subordinated to the lien and, in some states, even prior recorded liens are subordinated to such lien. In the latter states, the security interest of the trustee in a related parcel of real property that is subject to the lien could be adversely affected.

Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, the depositor has not made and will not make the evaluations prior to the origination of the secured contracts. Neither the master servicer nor any servicer will be required by any Agreement to undertake these evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The depositor does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any related real property or any casualty resulting from the presence or effect of contaminants. However, neither the master servicer nor any servicer will be obligated to foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include TILA, as implemented by Regulation Z, Real Estate Settlement Procedures Act, as implemented by Regulation X, Equal Credit Opportunity Act, as implemented by Regulation B, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans. In particular, an originator’s failure to comply with certain requirements of the federal TILA, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in obligors’ rescinding the mortgage loans either against the originators or assignees. Further, the failure of the borrower to use the correct form of notice of right to cancel in connection with non-purchase money transactions could subject the originator and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

Some of the mortgage loans, known as High Cost Loans, may be subject to special rules, disclosure requirements and other provisions that were added to the federal TILA by the Homeownership Act, if such trust assets were originated after October 1, 1995, are not loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. The Homeownership Act requires certain additional disclosures, specifies the timing of those disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Homeownership Act. Purchasers or assignees of any High Cost Loan, including any trust, could be liable under federal law for all claims and subject to all defenses that the borrower could assert against the originator of the High Cost Loan under the federal TILA or any other law, unless the purchaser or assignee did not know and could not with reasonable diligence have determined that the mortgage loan was subject to the provisions of the Homeownership Act. Remedies available to the borrower include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required or if the particular mortgage includes provisions prohibited by law. The maximum damages that may be recovered under these provisions from an assignee, including the trust, is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan.

In addition to the Homeownership Act, a number of legislative proposals have been introduced at the federal, state and local level that are designed to discourage predatory lending practices. Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of the mortgage loans. In some cases, state or local law may impose requirements and restrictions greater than those in the Homeownership Act. An originators’ failure to comply with these laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties and could result in the borrowers rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

Lawsuits have been brought in various states making claims against assignees of High Cost Loans for violations of state law allegedly committed by the originator. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied. Any determination by a court that the mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the related seller will be required to purchase that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

Contracts often contain provisions obligating the obligor to pay late charges if payments are not timely made. Federal and state law may specifically limit the amount of late charges that may be collected. Under the related pooling and servicing agreement or servicing agreement, late charges will be retained by the master servicer or servicer as additional servicing compensation, and any inability to collect these amounts will not affect payments to Securityholders.

Courts have imposed general equitable principles upon repossession and litigation involving deficiency balances. These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

In several cases, consumers have asserted that the remedies provided to secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. For the most part, courts have upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

The FTC Rule has the effect of subjecting a seller (and some related creditors and their assignees) in a consumer credit transaction and any assignee of the creditor to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by a debtor on the Contract, and the holder of the Contract may also be unable to collect amounts still due under the Contract. Most of the Contracts in a trust fund will be subject to the requirements of the FTC Rule. Accordingly, the trust fund, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related Manufactured Home may assert against the seller of the Manufactured Home, subject to a maximum liability equal to the amounts paid by the obligor on the Contract. If an obligor is successful in asserting the claim or defense, and if the Seller had or should have had knowledge of the claim or defense, the master servicer will have the right to require the Seller to repurchase the Contract because of breach of its Seller’s representation and warranty that no claims or defenses exist that would affect the obligor’s obligation to make the required payments under the Contract. The Seller would then have the right to require the originating dealer to repurchase the Contract from it and might also have the right to recover from the dealer any losses suffered by the Seller with respect to which the dealer would have been primarily liable to the obligor.

Enforceability of Certain Provisions

Transfer of Mortgaged Properties. Unless the related prospectus supplement indicates otherwise, the mortgage loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property without the prior consent of the lender. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, Garn-St Germain Act preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. The Garn-St Germain Act does “encourage” lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include, amongst others, intra-family transfers, some transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by the buyer rather than being paid off, which may have an impact upon the average life of the mortgage loans and the number of mortgage loans which may be outstanding until maturity.

Transfer of Manufactured Homes. Generally, Contracts contain provisions prohibiting the sale or transfer of the related Manufactured Home without the consent of the obligee on the Contract and permitting the acceleration of the maturity of the Contracts by the obligee on the Contract upon a sale or transfer that is not consented to. The master servicer will, or will cause the servicer of the Contract, to the extent it has knowledge of the conveyance or proposed conveyance, to exercise or cause to be exercised its rights to accelerate the maturity of the related Contracts through enforcement of due-on-sale clauses, subject to applicable state law. In some cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

In the case of a transfer of a Manufactured Home as to which the master servicer or servicer of the Contract desires to accelerate the maturity of the related Contract, the master servicer’s or servicer’s ability to do so will depend on the enforceability under state law of the due-on-sale clause. The Garn-St Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of due-on-sale clauses applicable to the Manufactured Homes. Consequently, in some cases the master servicer or servicer may be prohibited from enforcing a due-on-sale clause in respect of a Manufactured Home.

Late Payment Charges and Prepayment Restrictions. Notes and mortgages, as well as manufactured housing conditional sales contracts and installment loan agreements, may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower’s payment of prepayment fees or yield maintenance penalties. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments or the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid even when the loans expressly provide for the collection of those charges. Although the Parity Act permits the collection of prepayment charges and late fees in connection with some types of eligible loans preempting any contrary state law prohibitions, some states may not recognize the preemptive authority of the Parity Act or have formally opted out of the Parity Act. As a result, it is possible that prepayment charges and late fees may not be collected even on loans that provide for the payment of those charges unless otherwise specified in the accompanying prospectus supplement. The master servicer or another entity identified in the accompanying prospectus supplement will be entitled to all prepayment charges and late payment charges received on the loans and those amounts will not be available for payment on the bonds. The Office of Thrift Supervision (OTS), the agency that administers the Parity Act for unregulated housing creditors, withdrew its favorable Parity Act regulations and Chief Counsel Opinions that previously authorized lenders to charge prepayment charges and late fees in certain circumstances notwithstanding contrary state law, effective with respect to loans originated on or after July 1, 2003. However, the OTS’s ruling does not retroactively affect loans originated before July 1, 2003.

Subordinate Financing

When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender’s security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

The trust fund assets may also consist of installment sales contracts. Under an installment contract the seller (referred to in this section as the “lender”) retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the “borrower”) for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the installment contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for the maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

The method of enforcing the rights of the lender under an installment contract varies on a state-by- state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated and the buyer’s equitable interest in the property is forfeited. The lender in this situation is not required to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under these statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the defaulted amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, the lender’s procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Applicability of Usury Laws

Title V provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders after March 31,1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

Title V also provides that, subject to the following conditions, state usury limitations shall not apply to any loan that is secured by a first lien on some kinds of Manufactured Housing. Contracts would be covered if they satisfy conditions including, among other things, terms governing any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit. Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1,1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted this type of law prior to the April 1,1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted, no Contract which imposes finance charges or provides for discount points or charges in excess of permitted levels has been included in the trust fund.

Usury limits apply to junior mortgage loans in many states. Any applicable usury limits in effect at origination will be reflected in the maximum mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

As indicated above under “The Mortgage Pools—Representations by Sellers,” each Seller of a mortgage loan will have represented that the mortgage loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders historically have been subjected to a variety of restrictions. The restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII. Title VIII provides that, notwithstanding any state law to the contrary, (1) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, (2) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions, and (3) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of the provisions. Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

A number of lawsuits are pending in the United States alleging personal injury from exposure to the chemical formaldehyde, which is present in many building materials, including components of manufactured housing such as plywood flooring and wall paneling. Some of these lawsuits are pending against manufacturers of manufactured housing, suppliers of component parts, and related persons in the distribution process. The depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

Under the FTC Rule, which is described above under “Consumer Protection Laws”, the holder of any Contract secured by a Manufactured Home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related Contract and may be unable to collect amounts still due under the Contract. In the event an obligor is successful in asserting this claim, the related securityholders could suffer a loss if (1) the related Seller fails or cannot be required to repurchase the affected Contract for a breach of representation and warranty and (2) the master servicer, servicer of the Contract or the trustee were unsuccessful in asserting any claim of contribution or subornation on behalf of the securityholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from these manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

Under the terms of the Relief Act, a mortgagor who enters military service after the origination of the mortgagor’s mortgage loan (including a mortgagor who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of the mortgagor’s active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. With respect to any mortgage loan subject to the Relief Act with an interest rate in excess of 6% per annum, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the master servicer or servicer to collect full amounts of interest on that mortgage loan. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related mortgage loans, would result in a reduction of the amounts distributable to the holders of the related securities, and would not be covered by advances by the master servicer, any servicer or other entity or by any form of credit enhancement provided in connection with the related series of securities, unless described in the prospectus supplement. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or servicer to foreclose on an affected single family loan or enforce rights under a Contract during the mortgagor’s period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the related securities in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to securityholders of the related series.

Certain states have enacted or may enact their own versions of the Relief Act which may provide for more enhanced consumer protection provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of RICO can be seized by the government if the property was used in, or purchased with the proceeds of, these crimes. Under procedures contained in the Crime Control Act, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties “known to have an alleged interest in the property”, including the holders of mortgage loans.

A lender may avoid forfeiture of its interest in the property if it establishes that: (1) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (2) the lender was, at the time of execution of the mortgage, “reasonably without cause to believe” that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Junior Mortgages

Some of the mortgage loans may be secured by mortgages or deeds of trust which are junior to senior mortgages or deeds of trust which are not part of the trust fund. The rights of the securityholders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, which may extinguish the junior mortgagee’s lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, in some cases, either reinitiates or satisfies the defaulted senior loan or loans. A junior mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure the default and bring the senior loan current thereby reinstating the senior loan, in either event usually adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage or deed of trust do not require notice of default to the junior mortgagee, the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

The standard form of the mortgage or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in the order the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which are prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage.

Negative Amortization Loans

A notable case decided by the United States Court of Appeals, First Circuit, held that state restrictions on the compounding of interest are not preempted by the provisions of the DIDMC and as a result, a mortgage loan that provided for negative amortization violated New Hampshire’s requirement that first mortgage loans provide for computation of interest on a simple interest basis. The holding was limited to the effect of DIDMC on state laws regarding the compounding of interest and the court did not address the applicability of the Parity Act, which authorizes lender to make residential mortgage loans that provide for negative amortization. The First Circuit’s decision is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

FEDERAL INCOME TAX CONSEQUENCES

General

The following discussion is the opinion of Thacher Proffitt & Wood LLP, Orrick, Herrington & Sutcliffe LLP and Greenberg Traurig LLP counsel to the depositor, with respect to the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered securities offered under this prospectus and the prospectus supplement insofar as it relates to matters of law or legal conclusions with respect thereto. This discussion is directed solely to securityholders that hold the securities as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (1) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (2) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers are encouraged to consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus. In addition to the federal income tax consequences described in this prospectus, potential investors are encouraged to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the securities. See “State and Other Tax Consequences.”

The following discussion addresses securities of three general types:

1.	REMIC Certificates representing interests in a trust fund, or a portion thereof, that the REMIC Administrator will elect to have treated as one or more REMICs under the REMIC Provisions of the Code,

2.	notes representing indebtedness of a trust fund as to which no REMIC election will be made,

3.	Grantor Trust Certificates representing interests in a Grantor Trust Fund as to which no REMIC election will be made, and

4.	securities representing an ownership interest in some or all of the assets included in the exchangeable security trust fund for an ES Class.

The prospectus supplement for each series of certificates will indicate whether a REMIC election (or elections) will be made for the related trust fund and, if this election is to be made, will identify all “regular interests” and “residual interests” in the REMIC. For purposes of this tax discussion, references to a “securityholder,” “certificateholder” or a “holder” are to the beneficial owner of a security or certificate, as the case may be.

The prospectus supplement for each series of securities will indicate which of the foregoing treatments will apply to that series. In addition, if a Partnership Structure is being used, the tax treatment of such structure will be described in the related prospectus supplement.

The following discussion is based in part upon the OID Regulations and in part upon REMIC Regulations. The OID Regulations do not adequately address issues relevant to securities such as the offered securities. In some instances, the OID Regulations provide that they are not applicable to securities such as the offered securities.

REMICS

Classification of REMICS. On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of REMIC Certificates, any of Thacher Proffitt & Wood LLP, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP, as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, for federal income tax purposes, the related trust fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions.

If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for status as a REMIC during any taxable year, the Code provides that the entity will not be treated as a REMIC for that year and thereafter. In that event, the entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC’s income for the period in which the requirements for status as a REMIC are not satisfied. The pooling and servicing agreement with respect to each REMIC will include provisions designed to maintain the related trust fund’s status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any trust fund as a REMIC will be inadvertently terminated.

Characterization of Investments in REMIC Certificates. In general, the REMIC Certificates will be “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying the certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that the certificates are treated as “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be “qualified mortgages” within the meaning of Section860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC’s assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during the calendar quarter. The REMIC Administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

The assets of the REMIC will include, in addition to mortgage loans, payments on mortgage loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether the assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the mortgage loans for purposes of all of the Code sections mentioned in the immediately preceding paragraph. In addition, in some instances mortgage loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related prospectus supplement will describe the mortgage loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on mortgage loans held pending distribution is considered part of the mortgage loans for purposes of Section 856(c)(4)(A) of the Code. Furthermore, foreclosure property will qualify as “real estate assets” under Section 856(c)(4)(A) of the Code.

Tiered REMIC Structures. For some series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the depositor, assuming compliance with all provisions of the related pooling and servicing agreement, each of the REMICs in that trust fund will qualify as a REMIC and the REMIC Certificates issued by these REMICs will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

Solely for purposes of determining whether the REMIC Certificates will be “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code, and “loans secured by an interest in real property” under Section 7701(a)(19)(C) of the Code, and whether the income on the certificates is interest described in Section 856(c)(3)(B) of the Code, all of the REMICs in that trust fund will be treated as one REMIC.

Taxation of Owners of REMIC Regular Certificates.

General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

Original Issue Discount. A REMIC Regular Certificate may be issued with “original issue discount” within the meaning of Section 1273(a) of the Code. Any holder of a REMIC Regular Certificate issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the “constant yield” method described below, in advance of the receipt of the cash attributable to that income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and some other debt instruments issued with original issue discount. Regulations have not been issued under that section.

The Code requires that a reasonable prepayment assumption be used with respect to mortgage loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of that discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of the REMIC Regular Certificate. The Prepayment Assumption used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be the fair market value of that class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on the certificate other than “qualified stated interest.” “Qualified stated interest” is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a “qualified floating rate,” an “objective rate,” a combination of a single fixed rate and one or more “qualified floating rates” or one “qualified inverse floating rate,” or a combination of “qualified floating rates” that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of the REMIC Regular Certificates. If the original issue discount rules apply to the certificates in a particular series, the related prospectus supplement will describe the manner in which these rules will be applied with respect to the certificates in that series that bear an adjustable interest rate in preparing information returns to the certificateholders and the IRS.

The first interest payment on a REMIC Regular Certificate may be made more than one month after the date of issuance, which is a period longer than the subsequent monthly intervals between interest payments. Assuming the “accrual period” (as defined below) for original issue discount is each monthly period that ends on the day prior to each distribution date, in some cases, as a consequence of this “long first accrual period,” some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect the accrued interest. In such cases, information returns to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of the REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date) and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first distribution date should be included in the stated redemption price of the REMIC Regular Certificate. However, the OID Regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a certificateholder.

Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of a REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the REMIC Regular Certificate, by multiplying (1) the number of complete years (rounding down for partial years) from the issue date until that payment is expected to be made (presumably taking into account the Prepayment Assumption) by (2) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called “teaser” interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of de minimis original issue discount attributable to that certificate and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See “Taxation of Owners of REMIC Regular Certificates—Market Discount” for a description of this election under the OID Regulations.

If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the “daily portions” of original issue discount for each day during its taxable year on which it held the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

As to each “accrual period,” that is, each period that ends on a date that corresponds to the day prior to each distribution date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during the accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (1) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on the REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (2) the adjusted issue price of the REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption, (2) using a discount rate equal to the original yield to maturity of the certificate and (3) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of original issue discount that accrued with respect to the certificate in prior accrual periods, and reduced by the amount of any distributions made on the certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

A subsequent purchaser of a REMIC Regular Certificate that purchases a certificate that is treated as having been issued with original issue discount at a cost (excluding any portion of the cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate. However, each such daily portion will be reduced, if the cost of the certificate is in excess of its “adjusted issue price,” in proportion to the ratio the excess bears to the aggregate original issue discount remaining to be accrued on the REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of the certificate at the beginning of the accrual period which includes that day and (2) the daily portions of original issue discount for all days during the accrual period prior to that day.

Market Discount. A certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a certificateholder generally will be required to allocate the portion of each distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) in income, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or thereafter. Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See “Taxation of Owners of REMIC Regular Certificates—Premium” below. Each of these elections to accrue interest, discount and premium with respect to a certificate on a constant yield method would be irrevocable, except with the approval of the IRS.

However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See “Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” above. This treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the certificateholder’s option: (1) on the basis of a constant yield method, (2) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (3) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If a holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of the cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of a REMIC Regular Certificate may elect under Section 171 of the Code to amortize the premium under the constant yield method over the life of the certificate. If made, the election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally. See “Taxation of Owners of REMIC Regular Certificates—Market Discount” above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether the certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code. The use of an assumption that there will be no prepayments may be required.

Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and non-corporate holders of the REMIC Regular Certificates that acquire the certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the mortgage loans. However, it appears that a non-corporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder’s certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to the certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the mortgage loans or the certificate underlying the REMIC Certificates, as the case may be, until it can be established that the reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by that holder in the period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of this loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and some other transactions. See “—Prohibited Transactions and Other Possible REMIC Taxes” below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that the holder owned the REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a “30 days per month/90 days per quarter/360 days per year” convention unless otherwise disclosed in the related prospectus supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in “Taxable Income of the REMIC” and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be “portfolio income” for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of “passive losses.”

A holder of a REMIC Residual Certificate that purchased the certificate from a prior holder of that certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds the REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that some modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased the REMIC Residual Certificate from a prior holder of the certificate at a price greater than (or less than) the adjusted basis (as defined below) the REMIC Residual Certificate would have had in the hands of an original holder of the certificate. The REMIC Regulations, however, do not provide for any such modifications.

Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of the REMIC Residual Certificate will be taken into account in determining the income of the holder for federal income tax purposes. Although it appears likely that any of these payments would be includible in income immediately upon its receipt, the IRS might assert that these payments should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of these payments, holders of REMIC Residual Certificates are encouraged to consult their tax advisors concerning the treatment of these payments for income tax purposes.

The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with the income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to “excess inclusions” and “noneconomic” residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by the REMIC Residual Certificateholders for the corresponding period may significantly adversely affect the REMIC Residual Certificateholders’ after-tax rate of return. This disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any income from premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by the prospectus), amortization of any premium on the mortgage loans, bad debt losses with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any offered REMIC Certificates will be determined in the manner described above under “—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount.” The issue price of a REMIC Certificate received in exchange for an interest in the mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of the interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant yield basis. See “—Taxation of Owners of REMIC Regular Certificates” above, which describes a method for accruing discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

A mortgage loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC’s basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on such a mortgage loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of the mortgage loan.

A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under “—Taxation of Owners of REMIC Regular certificates—Original Issue Discount,” except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) described therein will not apply.

If a class of REMIC Regular Certificates is issued with Issue Premium, the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of that class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely clear, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under “—Taxation of Owners of REMIC Regular certificates—Original Issue Discount.”

As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will betaken into account. See “—Prohibited Transactions and Other Possible REMIC Taxes” below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows these deductions only to the extent they exceed in the aggregate two percent of the taxpayer’s adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See “—Possible Pass-Through of Miscellaneous Itemized Deductions” below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for the REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent the net loss exceeds the REMIC Residual Certificateholder’s adjusted basis in its REMIC Residual Certificate as of the close of the calendar quarter (determined without regard to the net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder’s adjusted basis in the REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate. Holders of REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in the REMIC Residual Certificates will not be sufficiently large that the distributions will be treated as nontaxable returns of capital. Their bases in the REMIC Residual Certificates will initially equal the amount paid for the REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, these bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent the REMIC Residual Certificateholders’ initial bases are less than the distributions to the REMIC Residual Certificateholders, and increases in initial bases either occur after the distributions or (together with their initial bases) are less than the amount of the distributions, gain will be recognized to the REMIC Residual Certificateholders on these distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See “—Sales of REMIC Certificates” below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of the REMIC Residual Certificate to the REMIC Residual Certificateholder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original holder, see “—Taxation of Owners of REMIC Residual Certificates—General” above.

Excess Inclusions. Any “excess inclusions” with respect to a REMIC Residual Certificate will be subject to federal income tax in all events. In general, the “excess inclusions” with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (1) the daily portions of REMIC taxable income allocable to the REMIC Residual Certificate over (2) the sum of the “daily accruals” (as defined below) for each day during the quarter that the REMIC Residual Certificate was held by the REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the “adjusted issue price” of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the “long-term Federal rate” in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to the REMIC Residual Certificate before the beginning of that quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The “long-term Federal rate” is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the Treasury has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are not considered to have “significant value.”

For REMIC Residual Certificateholders, an excess inclusion (1) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (2) will be treated as “unrelated business taxable income” to an otherwise tax-exempt organization and (3) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, “—Foreign investors in REMIC Certificates,” below.

Furthermore, for purposes of the alternative minimum tax, excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and alternative minimum taxable income may not be less than the taxpayer’s excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer’s income tax to an amount lower than the tentative minimum tax on excess inclusions.

In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and cooperatives; the REMIC Regulations currently do not address this subject.

Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of “noneconomic” REMIC Residual Certificates will be disregarded for all federal income tax purposes if “a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.” If the transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the “noneconomic” REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is non-economic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC’s organizational documents, (1) the present value of the expected future distributions (discounted using the “applicable Federal rate” for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related pooling and servicing agreement that are intended to reduce the possibility of any such transfer being disregarded. These restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the assessment or collection of tax, including representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine the transferee’s historic payment of its debts and ability to continue to pay its debts as they come due in the future. The IRS has issued final REMIC regulations that add to the conditions necessary to assure that a transfer of a noneconomic residual interest would be respected. The additional conditions require that in order to qualify as a safe harbor transfer of a residual, the transferee represent that it will not cause the income “to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer” and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment attributable to holding the residual interest reduced by the present value of the projected payments to be received on the residual interest or (ii) the transfer is to a domestic taxable corporation with specified large amounts of gross and net assets and that meets certain other requirements where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for the same “safe harbor” provision. Eligibility for the safe harbor requires, among other things, that the facts and circumstances known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual interest will not be paid, with an unreasonably low cost for the transfer specifically mentioned as negating eligibility. The regulations generally apply to transfers of residual interests occurring on or after February 4, 2000. Prior to purchasing a REMIC Residual Certificate, prospective purchasers are encouraged to consider the possibility that a purported transfer of the REMIC Residual Certificate by such a purchaser to another purchaser at some future day may be disregarded in accordance with the above described rules which would result in the retention of tax liability by that purchaser.

The related prospectus supplement will disclose whether offered REMIC Residual Certificates may be considered “noneconomic” residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered “noneconomic” will be based upon assumptions, and the depositor will make no representation that a REMIC Residual Certificate will not be considered “noneconomic” for purposes of the above-described rules. See “—Foreign Investors in REMIC Certificates—REMIC Residual Certificates” below for additional restrictions applicable to transfers of REMIC Residual Certificates to foreign persons.

On May 11, 2004, the IRS issued final regulations relating to the federal income tax treatment of “inducement fees” received by transferees of noneconomic REMIC residual interests. The regulations provide tax accounting rules for the inclusion of such fees in income over an appropriate period, and clarify that inducement fees represent income from sources within the United States. These rules apply to taxable years ending on or after May 11, 2004. On the same date, the IRS issued administrative guidance addressing the procedures by which transferees of such REMIC residual interests may obtain consent to change the method of accounting for REMIC inducement fee income to one of the methods provided in the regulations. Prospective purchasers of REMIC Residual

Certificates are encouraged to consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

Mark-to-Market Rules. In general, all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment, must be marked to market in accordance with the applicable Code provision and the related regulations. However, the IRS has issued regulations which provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate is not treated as a security and thus may not be marked to market.

Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Except as stated in the related prospectus supplement, these fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a “pass-through entity” beneficially owned by one or more individuals, estates or trusts, (1) an amount equal to the individual’s, estate’s or trust’s share of the fees and expenses will be added to the gross income of the holder and (2) the individual’s, estate’s or trust’s share of the fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits these deductions only to the extent they exceed in the aggregate two percent of taxpayer’s adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a “pass-through entity” beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for the holder’s allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of the fees and other deductions will be included in the holder’s gross income. Accordingly, these REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Prospective investors are encouraged to consult with their tax advisors prior to making an investment in the certificates.

Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of the REMIC Regular Certificate to the certificateholder, increased by income reported by the certificateholder with respect to the REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on the REMIC Regular Certificate received by the certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under “—Taxation of Owners of REMIC Residual Certificates—Basis Rules, Net Losses and Distributions.” Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided the REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code.

Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent the gain does not exceed the excess, if any, of (1) the amount that would have been includible in the seller’s income with respect to the REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the “applicable Federal rate” (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the Prepayment Assumption applicable to the certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of the REMIC Regular Certificate, over (2) the amount of ordinary income actually includible in the seller’s income prior to the sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the REMIC Certificate was held by the holder, reduced by any market discount included in income under the rules described above under “—Taxation of Owners of REMIC Regular Certificates—Market Discount” and”—Premium.”

REMIC Certificates will be “evidences of indebtedness” within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which this section applies will be ordinary income or loss.

A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a “conversion transaction” within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate “applicable Federal rate” (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a “taxable mortgage pool” (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of the sale, such sale will be subject to the “wash sale” rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to the REMIC Residual Certificateholder’s adjusted basis in the newly-acquired asset.

Losses on the sale of a REMIC Residual Certificate in excess of a threshold amount (which amount could need to be aggregated with similar or previous losses) may require disclosure of such loss on an IRS Form 8886. Investors are encouraged to consult with their tax advisors as to the need to file such form.

Prohibited Transactions and Other Possible REMIC Taxes. In the event a REMIC engages in a prohibited transaction, the Code imposes a 100% tax on the income derived by the REMIC from the prohibited transaction. In general, subject to specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

In addition, a contribution to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition on the REMIC of a tax equal to 100% of the value of the contributed property. Each pooling and servicing agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

REMICs also are subject to federal income tax at the highest corporate rate on “net income from foreclosure property,” determined by reference to the rules applicable to real estate investment trusts. “Net income from foreclosure property” generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that any REMIC will recognize “net income from foreclosure property” subject to federal income tax.

To the extent permitted by then applicable laws, any tax resulting from a prohibited transaction, tax resulting from a contribution made after the Closing Date, tax on “net income from foreclosure property” or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer or trustee in either case out of its own funds, provided that the master servicer or the trustee, as the case may be, has sufficient assets to do so, and provided further that the tax arises out of a breach of the master servicer’s or the trustee’s obligations, as the case may be, under the related pooling and servicing agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the master servicer or the trustee will be charged against the related trust fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a “disqualified organization” (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (1) the present value (discounted using the “applicable Federal rate” for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to the REMIC Residual Certificate for periods after the transfer and (2) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of the transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC’s organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where the transfer is through an agent for a disqualified organization, the tax would instead be imposed on the agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for the tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (1) residual interests in the entity are not held by disqualified organizations and (2) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and other provisions that are intended to meet this requirement will be included in the pooling and servicing agreement, and will be discussed more fully in any prospectus supplement relating to the offering of any REMIC Residual Certificate.

In addition, if a “pass-through entity” (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in the entity, then a tax will be imposed on the entity equal to the product of (1) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by the disqualified organization and (2) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in the pass-through entity furnishes to the pass-through entity (1) the holder’s social security number and a statement under penalties of perjury that the social security number is that of the recordholder or (2) a statement under penalties of perjury that the record holder is not a disqualified organization. For taxable years beginning after December 31,1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an “electing large partnership,” all interests in the partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

For these purposes, a “disqualified organization” means:

1.

the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac),

2.	any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code,

3.	any organization described in Section 1381(a)(2)(C) of the Code, or

4.	an electing large partnership within the meaning of Section 775 of the Code.

For these purposes, a “pass-through entity” means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment in respect of the mortgage loans or upon a sale of the REMIC’s assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on the REMIC Residual Certificate is less than the REMIC Residual Certificateholder’s adjusted basis in the certificate, the REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. The REMIC Administrator (or other party described in the related prospectus supplement) will file REMIC federal income tax returns on behalf of the related REMIC, and under the terms of the related Agreement will either (1) be irrevocably appointed by the holders of the largest percentage interest in the related REMIC Residual Certificates as their agent to perform all of the duties of the “tax matters person” with respect to the REMIC in all respects or (2) will be designated as and will act as the “tax matters person” with respect to the related REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

The REMIC Administrator, as the tax matters person or as agent for the tax matters person, subject to notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC’s classification. REMIC Residual Certificateholders generally will be required to report these REMIC items consistently with their treatment on the REMIC’s tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as either tax matters person or as agent for the tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC’s tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder’s return. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and some other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose the information to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC’s assets will be made as required under the Treasury regulations, generally on a quarterly basis.

As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder’s purchase price that the REMIC may not have, Treasury regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See “—Taxation of Owners of REMIC Regular certificates—Market Discount.”

The responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator or other party designated in the related prospectus supplement.

Backup Withholding With Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the “backup withholding tax” under Section 3406 of the Code if recipients of the payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the backup withholding tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient’s federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a United States person and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of the certificateholder. This statement is generally made on IRS Form W-8BEN and must be updated whenever required information has changed or within 3 calendar years after the statement is first delivered. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

In addition, in certain circumstances the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder’s allocable portion of the interest income received by the controlled foreign corporation.

Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non- resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals are encouraged to consult their tax advisors concerning this question.

Except as stated in the related prospectus supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related pooling and servicing agreement.

Notes

On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of notes, any of Thacher Proffitt & Wood LLP, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion to the effect that, assuming compliance with all provisions of the indenture, owner trust agreement and other related documents, for federal income tax purposes (1) the notes will be treated as indebtedness and (2) the Issuing Entity, as created pursuant to the terms and conditions of the owner trust agreement, will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool. For purposes of this tax discussion, references to a “noteholder” or a “holder” are to the beneficial owner of a note.

Status as Real Property Loans

Notes held by a domestic building and loan association will not constitute “loans . . . secured by an interest in real property” within the meaning of Code section 7701(a)(19)(C)(v); notes held by a real estate investment trust will not constitute “real estate assets” within the meaning of Code section 856(c)(4)(A), and interest on notes will not be considered “interest on obligations secured by mortgages on real property” within the meaning of Code section 856(c)(3)(B).

Taxation of Noteholders

Notes generally will be subject to the same rules of taxation as REMIC Regular Certificates issued by a REMIC, as described above, except that (1) income reportable on any notes issued without original issue discount is not required to be reported under the accrual method unless the holder otherwise uses the accrual method and (2) the special rule treating a portion of the gain on sale or exchange of a REMIC Regular Certificate that does not exceed a specified amount as ordinary income is inapplicable to the notes. See “—REMICs—Taxation of Owners of REMIC Regular Certificates” and “—Sales of REMIC Certificates.”

Grantor Trust Funds

Classification of Grantor Trust Funds. On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of Grantor Trust Certificates, any of Thacher Proffitt & Wood LLP, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP, as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an association taxable as a corporation.

Characterization of Investments in Grantor Trust Certificates.

Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, except as disclosed in the related prospectus supplement, counsel to the depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (1) “loans . . . secured by an interest in real property” within the meaning of Section 7701(a)(19)(C)(v) of the Code; (2) “obligation[s] (including any participation or Certificate of beneficial ownership therein) which [are] principally secured by an interest in real property” within the meaning of Section 860G(a)(3) of the Code; and (3) “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code. In addition, counsel to the depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of Section 856(c)(3)(B) of the Code.

Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of mortgage loans that are “loans . . . secured by an interest in real property” within the meaning of Section 7701(a)(19)(C)(v) of the Code, and “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is “interest on obligations secured by mortgages on real property” within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying these sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that this characterization is appropriate. Counsel to the depositor will not deliver any opinion on these questions. Prospective purchasers to which the characterization of an investment in Grantor Trust Strip Certificates is material are encouraged to consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

The Grantor Trust Strip Certificates will be “obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property” within the meaning of Section 860G(a)(3)(A) of the Code.

Taxation of Owners of Grantor Trust Fractional Interest Certificates. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the mortgage loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through some pass-through entities will be allowed a deduction for the reasonable servicing fees and expenses only to the extent that the aggregate of the holder’s miscellaneous itemized deductions exceeds two percent of the holder’s adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining the holder’s alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, the fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and certificateholders on a method that allocates the expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the “stripped bond” rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (1) a class of Grantor Trust Strip Certificates is issued as part of the same series of certificates or (2) the depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on the mortgage loans. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established “safe harbors.” The servicing fees paid with respect to the mortgage loans for a series of Grantor Trust Certificates may be higher than the “safe harbors” and, accordingly, may not constitute reasonable servicing compensation. The related prospectus supplement will include information regarding servicing fees paid to the master servicer, any subservicer or their respective affiliates necessary to determine whether the preceding “safe harbor” rules apply.

If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with “original issue discount” within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of some stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See “—Taxation of Owners of Grantor Trust Fractional Interest Certificates—Market Discount” below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on the certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of the certificate’s stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by the purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on the certificate, other than “qualified stated interest,” if any, as well as the certificate’s share of reasonable servicing fees and other expenses. See “—Taxation of Owners of Grantor Trust Fractional Interest Certificates—If Stripped Bond Rules Do Not Apply” for a definition of “qualified stated interest.” In general, the amount of the income that accrues in any month would equal the product of the holder’s adjusted basis in the Grantor Trust Fractional Interest Certificate at the beginning of the month (see “Sales of Grantor Trust Certificates”) and the yield of the Grantor Trust Fractional Interest Certificate to the holder. This yield would be computed at the rate (compounded based on the regular interval between distribution dates) that, if used to discount the holder’s share of future payments on the mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. In computing yield under the stripped bond rules, a certificateholder’s share of future payments on the mortgage loans will not include any payments made in respect of any ownership interest in the mortgage loans retained by the depositor, the master servicer, any subservicer or their respective affiliates, but will include the certificateholder’s share of any reasonable servicing fees and other expenses.

To the extent the Grantor Trust Fractional Interest Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, for taxable years beginning after August 5, 1997, Section 1272(a)(6) of the Code requires (1) the use of a reasonable prepayment assumption in accruing original issue discount and (2) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption. It is uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates and, in particular, whether a prepayment assumption should be used in reporting original issue discount.

In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the mortgage loans allocable to the certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than the principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate, respectively, the reporting of income.

If a prepayment assumption is not used, then when a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the certificateholder’s interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See “—REMICs—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount.” It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

It is currently intended to base information reports or returns to the IRS and certificateholders in transactions subject to the stripped bond rules on a Prepayment Assumption that will be disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or any other rate and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

Under Treasury regulation Section 1.1286-1, some stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original issue discount (or only a de minimis amount of original issue discount) or (2) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage loans, the related prospectus supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the mortgage loans, then that original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in “Characteristics of Investments in Grantor Trust Certificates—If Stripped Bond Rules Do Not Apply” and”—Market Discount” below.

If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the certificateholder will be required to report its share of the interest income on the mortgage loans in accordance with the certificateholder’s normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

The original issue discount, if any, on the mortgage loans will equal the difference between the stated redemption price of the mortgage loans and their issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on the mortgage loan other than “qualified stated interest.” “Qualified stated interest” is interest that is unconditionally payable at least annually at a single fixed rate, or at a “qualified floating rate,” an “objective rate,” a combination of a single fixed rate and one or more “qualified floating rates” or one “qualified inverse floating rate,” or a combination of “qualified floating rates” that does not operate in a manner that accelerates or defers interest payments on the mortgage loan. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan, less any “points” paid by the borrower, and the stated redemption price of a mortgage loan will equal its principal amount, unless the mortgage loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test described in the REMIC discussion. See “—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” above.

In the case of mortgage loans bearing adjustable or variable interest rates, the related prospectus supplement will describe the manner in which the rules will be applied with respect to those mortgage loans by the master servicer or the trustee in preparing information returns to the certificateholders and the IRS.

If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based on a constant yield. Section1272(a)(6) of the Code requires that a prepayment assumption be made in computing yield with respect to any pool of debt instruments the yield on which may be affected by reason of prepayments. Accordingly, for certificates backed by these pools, it is intended to base information reports and returns to the IRS and certificateholders for taxable years beginning after August 5, 1997, on the use of a prepayment assumption. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related prospectus supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in the series.

A purchaser of a Grantor Trust Fractional Interest Certificate that purchases the Grantor Trust Fractional Interest Certificate at a cost less than the certificate’s allocable portion of the aggregate remaining stated redemption price of the mortgage loans held in the related trust fund will also be required to include in gross income the certificate’s daily portions of any original issue discount with respect to the mortgage loans. However, each such daily portion will be reduced, if the cost of the Grantor Trust Fractional Interest Certificate to the purchaser is in excess of the certificate’s allocable portion of the aggregate “adjusted issue prices” of the mortgage loans held in the related trust fund, approximately in proportion to the ratio the excess bears to the certificate’s allocable portion of the aggregate original issue discount remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage loan on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of the mortgage loan at the beginning of the accrual period that includes the day and (2) the daily portions of original issue discount for all days during the accrual period prior to the day. The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal the issue price of the mortgage loan, increased by the aggregate amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

In addition to its regular reports, the master servicer or the trustee, except as provided in the related prospectus supplement, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as the holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See “Grantor Trust Reporting” below.

Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a “market discount,” that is, in the case of a mortgage loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a mortgage loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of the discount that has accrued (under the rules described in the next paragraph) through the month that has not previously been included in income, but limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by the trust fund in that month. A certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the certificate to the holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in “—Taxation of Owners of REMIC Regular Certificates—Market Discount” above.

Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, some rules described in the Committee Report will apply. Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the certificateholder’s option: (1) on the basis of a constant yield method, (2) in the case of a mortgage loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the mortgage loan as of the beginning of the accrual period, or (3) in the case of a mortgage loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of the discount income.

Because the mortgage loans will provide for periodic payments of stated redemption price, the market discount may be required to be included in income at a rate that is not significantly slower than the rate at which the discount would be included in income if it were original issue discount.

Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in “—REMICs—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” with the exception that it is less likely that a prepayment assumption will be used for purposes of these rules with respect to the mortgage loans.

Further, under the rules described in “—REMICs—Taxation of Owners of REMIC Regular Certificates—Market Discount,” above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, that is, at a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as these payments are made (or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due).

It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment assumption is used to amortize premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See “REMICs—Taxation of Owners of REMIC Regular Certificates—Original Issue discount.” It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

Taxation of Owners of Grantor Trust Strip Certificates. The “stripped coupon” rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in “Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply,” no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates are encouraged to consult their own tax advisors concerning the method to be used in reporting income or loss with respect to the certificates.

The OID Regulations do not apply to “stripped coupons,” although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under “—Possible Application of Contingent Payment Rules” and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of the holder’s adjusted basis in the Grantor Trust Strip Certificate at the beginning of that month and the yield of the Grantor Trust Strip Certificate to the holder. The yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the mortgage loans. See “Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply” above.

As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to some categories of debt instruments, and that adjustments be made in the amount and rate of accrual of the discount when prepayments do not conform to the prepayment assumption. To the extent the Grantor Trust Strip Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, those provisions will apply to the Grantor Trust Strip Certificates for taxable years beginning after August 5, 1997. It is uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. It currently is intended to base information returns or reports to the IRS and certificateholders on the Prepayment Assumption disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate, and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates are encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.

It is unclear under what circumstances, if any, the prepayment of a mortgage loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment, except possibly if prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete mortgage loans, or if the Prepayment Assumption is not used, then when a mortgage loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to the mortgage loan.

Possible Application of Contingent Payment Rules. The coupon stripping rules’ general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Regulations were promulgated on June 14, 1996, regarding contingent payment debt instruments (the “Contingent Payment Regulations”), but it appears that Grantor Trust Strip Certificates, to the extent subject to Section 1272(a)(6) of the Code, as described above, or due to their similarity to other mortgage-backed securities(such as REMIC regular interests and debt instruments subject to Section 1272(a)(6) of the Code) that are expressly excepted from the application of the Contingent Payment Regulations, are or may be excepted from these regulations. Like the OID Regulations, the Contingent Payment Regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

If the contingent payment rules under the Contingent Payment Regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply the “noncontingent bond method.” Under the “noncontingent bond method,” the issuing entity of a Grantor Trust Strip Certificate determines a projected payment schedule on which interest will accrue. Holders of Grantor Trust Strip Certificates are bound by the issuing entity’s projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment is determined so that the projected payment schedule reflects the projected yield. The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above is a reasonable rate, not less than the “applicable Federal rate” that, as of the issue date, reflects general market conditions, the credit quality of the Depositor, and the terms and conditions of the mortgage loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, the income any variation between the payment actually received in that month and the payment originally projected to be made in that month.

Assuming that a prepayment assumption were used, if the Contingent Payment Regulations or their principles were applied to Grantor Trust Strip Certificates, the amount of income reported with respect thereto would be substantially similar to that described under “Taxation of Owners of Grantor Trust Strip Certificates”. Certificateholders are encouraged to consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

Sales of Grantor Trust Certificates. Any gain or loss equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on the sale or exchange of a Grantor Trust Certificate by an investor who holds the Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the Grantor Trust Certificate.

Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a “conversion transaction” within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate “applicable Federal rate” (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

Grantor Trust Reporting. The master servicer or the trustee will furnish to each holder of a Grantor Trust Fractional Interest Certificate with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the master servicer or the trustee will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was a holder at any time during that year, information regarding the amount of servicing compensation received by the master servicer and subservicer (if any) and any other customary factual information as the master servicer or the trustee deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the trust fund’s information reports of these items of income and expense. Moreover, these information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

Except as disclosed in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the trustee.

Backup Withholding. In general, the rules described in “—REMICS—Backup Withholding with Respect to REMIC Certificates” will also apply to Grantor Trust Certificates.

Foreign Investors. In general, the discussion with respect to REMIC Regular certificates in “REMICS—Foreign Investors in REMIC Certificates” applies to Grantor Trust Certificates except that Grantor Trust Certificates will, except as disclosed in the related prospectus supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a certificateholder’s trade or business in the United States, the Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

Taxation of Classes of Exchangeable Securities

General

The arrangement pursuant to which the ES Classes of a series are created, sold and administered will be classified as a grantor trust under subpart E, part I of subchapter J of the Code. The interests in the classes of securities that have been exchanged for ES Classes will be the assets of the exchangeable security trust fund, and the ES Classes represent beneficial ownership of these interests in the classes of securities.

Tax Status

The ES Classes will represent “real estate assets” within the meaning of Code Section 856(c)(4)(A) and assets described in Section 7701(a)(19)(C) of the Code, and original issue discount and interest accruing on ES Classes will represent “interest on obligations secured by mortgages on real property” within the meaning of Section 856(c)(3)(B) of the Code, in each case, to the extent the securities or income on the securities would be qualifying if held directly (although the matter is not entirely clear for Strips, defined below). ES Classes will be “qualified mortgages” under Section 860G(a) (3) of the Code for a REMIC to the extent the securities the interest in which is represented by such classes would be qualifying if held directly.

Tax Accounting for Exchangeable Securities

An ES Class represents beneficial ownership of an interest in one or more classes of securities on deposit in an exchangeable security trust fund, as specified in the applicable prospectus supplement. If it represents an interest in more than one class of securities, a purchaser must allocate its basis in the ES Class among the interests in the classes of securities in accordance with their relative fair market values as of the time of acquisition. Similarly, on the sale of such an ES Class, the holder must allocate the amount received on the sale among the interests in the classes of securities in accordance with their relative fair market values as of the time of sale.

The holder of an ES Class must account separately for each interest in a class of securities (there may be only one such interest). Where the interest represents a pro rata portion of a class of securities that are REMIC regular securities, the holder of the ES Class should account for such interest as described under “REMICS—Taxation of Owners of REMIC Regular Certificates” above. Where the interest represents beneficial ownership of a disproportionate part of the principal and interest payments on a class of securities (a “Strip”), the holder is treated as owning, pursuant to Section 1286 of the Code, “stripped bonds” to the extent of its share of principal payments and “stripped coupons” to the extent of its share of interest payments on such class of securities. We intend to treat each Strip as a single debt instrument for purposes of information reporting. The IRS, however, could take a different position. For example, the IRS could contend that a Strip should be treated as a pro rata part of the class of securities to the extent that the Strip represents a pro rata portion thereof, and “stripped bonds” or “stripped coupons” with respect to the remainder. An investor is encouraged to consult its tax advisor regarding this matter.

A holder of an ES Class should calculate original issue discount with respect to each Strip and include it in ordinary income as it accrues, which may be before the receipt of cash attributable to such income, in accordance with a constant interest method that takes into account the compounding of interest. The holder should determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments projected using a prepayment assumption, and then make periodic adjustments to take into account actual prepayment experience. With respect to a particular holder, Treasury regulations do not address whether the prepayment assumption used to calculate original issue discount would be determined at the time of purchase of the Strip or would be the original prepayment assumption with respect to the related class of securities. Further, if the related class of securities is subject to redemption as described in the applicable prospectus supplement, Treasury regulations do not address the extent to which such prepayment assumption should take into account the possibility of the retirement of the Strip concurrently with the redemption of such class of securities. An investor is encouraged to consult its tax advisor regarding these matters. For purposes of information reporting relating to original issue discount, the original yield to maturity of the Strip, determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

If original issue discount accruing with respect to a Strip, computed as described above, is negative for any period, the holder may be entitled to offset such amount only against future positive original issue discount accruing from such Strip (or possibly also against original issue discount from prior periods). We intend to report by offsetting negative OID accruals only against future positive accruals of OID. Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which the holder is entitled with respect to such Strip, assuming no further prepayments of the Mortgages (or, perhaps, assuming prepayments at a rate equal to the prepayment assumption). Although the issue is not free from doubt, all or a portion of such loss may be treated as a capital loss if the Strip is a capital asset in the hands of the holder.

A holder realizes gain or loss on the sale of a Strip in an amount equal to the difference between the amount realized and its adjusted basis in such Strip. The holder’s adjusted basis generally is equal to the holder’s allocated cost of the Strip, increased by income previously included, and reduced (but not below zero) by distributions previously received. Except as described below, any gain or loss on such sale generally is capital gain or loss if the holder has held its interest as a capital asset and is long-term if the interest has been held for the long-term capital gain holding period (more than one year). Such gain or loss will be ordinary income or loss (1) for a bank or thrift institution or (2) if the securities are REMIC regular securities to the extent income recognized by the holder is less than the income that would have been recognized if the yield on such interest were 110% of the applicable federal rate under Section 1274(d) of the Code.

If a holder exchanges a single ES Class, an “Exchanged ES Class”, for several ES Classes, each, a “Received ES Class,” and then sells one of the Received ES Classes, the sale may be subject the investor to the coupon stripping rules of Section 1286 of the Code. The holder must allocate its basis in the Exchanged ES Class between the part of such class underlying the Received ES Class that was sold and the part of the Exchanged ES Class underlying the Received ES Classes that were retained, in proportion to their relative fair market values as of the date of such sale. The holder is treated as purchasing the interest retained for the amount of basis allocated to such interest. The holder must calculate original issue discount with respect to the retained interest as described above.

Although the matter is not free from doubt, a holder that acquires in one transaction a combination of ES Classes that may be exchanged for a single ES Class that is identical to a class of securities that is on deposit in the related exchangeable security trust fund should be treated as owning the relevant class of securities.

Exchanges of Exchangeable Securities

An exchange of an interest in one or more ES Classes for an interest in one or more other related ES Classes that are part of the same combination, or vice versa, will not be a taxable exchange. After the exchange, the holder is treated as continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

Tax Treatment of Foreign Investors

A foreign holder of an ES Class is subject to taxation in the same manner as foreign holders of REMIC Regular Certificates. Such manner of taxation is discussed under the heading “—REMICS —Foreign Investors in REMIC Certificates.”

Backup Withholding

A holder of an ES Class is subject to backup withholding rules similar to those applicable to REMIC Regular Certificates. Such manner of taxation is discussed under the heading “—REMICS —Backup Withholding With Respect to REMIC Certificates.”

Reporting and Administrative Matters

Reports will be made to the IRS and to holders of record of ES Classes that are not excepted from the reporting requirements.

Callable Classes

The tax consequences of holding or selling a Callable Class will be discussed in the related Prospectus Supplement.

PENALTY AVOIDANCE

The summary of tax considerations contained herein was written to support the promotion and marketing of the securities, and was not intended or written to be used, and cannot be used, by a taxpayer for the purpose of avoiding United States Federal income tax penalties that may be imposed. Each taxpayer is encouraged to seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

STATE AND OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described in “Federal Income Tax Consequences”, potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the securities offered under this prospectus and the prospectus supplement. State and local law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors are encouraged to consult their own tax advisors with respect to the various state and other tax consequences of investments in the securities offered under this prospectus and the prospectus supplement.

ERISA CONSIDERATIONS

Sections 404 and 406 of ERISA impose fiduciary and prohibited transaction restrictions on ERISA Plans and on various other retirement plans and arrangements, including bank collective investment funds and insurance company general and separate accounts in which ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on Tax Favored Plans. ERISA and the Code prohibit a broad range of transactions involving assets of Plans and Parties in Interest, unless a statutory or administrative exemption is available with respect to any such transaction.

Some employee benefit plans, including governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject the ERISA requirements. Accordingly, assets of these plans may be invested in the securities without regard to the ERISA considerations described below, subject to the provisions of other applicable federal, state and local law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

ERISA generally imposes on Plan fiduciaries general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan’s investments be made in accordance with the documents governing the Plan. Any person who has discretionary authority or control with respect to the management or disposition of a Plan’s assets, or “Plan Assets,” and any person who provides investment advice with respect to Plan Assets for a fee is a fiduciary of the investing Plan. If the mortgage loans and other assets included in the trust fund were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan “fiduciary,” and thus subject to the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, the acquisition or holding of securities by or on behalf of a Plan or with Plan Assets, as well as the operation of the trust fund, may constitute or involve a prohibited transaction under ERISA and the Code unless a statutory or administrative exemption is available. Further, ERISA and the Code prohibit a broad range of transactions involving Plan Assets and persons, having certain specified relationships to a Plan called Parties in Interest, unless a statutory or administrative exemption is available. Some Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed under Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any transaction of this sort.

Some transactions involving the trust fund might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchases the securities, if the mortgage loans and other assets included in a trust fund are deemed to be assets of the Plan. The DOL has promulgated the DOL Regulations concerning whether or not a Plan’s assets would be deemed to include an interest in the underlying assets of an entity, including a trust fund, for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code. Under the DOL Regulations, generally, when a Plan acquires an “equity interest” in another entity (such as the trust fund), the underlying assets of that entity may be considered to be Plan Assets unless an exception applies. Exceptions contained in the DOL Regulations provide that Plan Assets will not include an undivided interest in each asset of an entity in which the Plan makes an equity investment if: (1) the entity is an operating company; (2) the equity investment made by the Plan is either a “publicly-offered security” that is “widely held,” both as defined in the DOL Regulations, or a security issued by an investment company registered under the Investment Company Act of 1940, as amended; or (3) Benefit Plan Investors do not own 25% or more in value of any class of equity securities issued by the entity. In addition, the DOL Regulations provide that the term “equity interest” means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no “substantial equity features.” Under the DOL Regulations, Plan Assets will be deemed to include an interest in the instrument evidencing the equity interest of a Plan (such as a certificate or a note with “substantial equity features”), and, because of the factual nature of some of the rules set forth in the DOL Regulations, Plan Assets may be deemed to include an interest in the underlying assets of the entity in which a Plan acquires an interest (such as the trust fund). Without regard to whether the notes or certificates are characterized as equity interests, the purchase, sale and holding of notes or certificates by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Issuing Entity, the trustee or any of their respective affiliates is or becomes a Party in Interest with respect to the Plan. The depositor, Bear, Stearns & Co. Inc., the master servicer or other servicer, any pool insurer, any special hazard insurer, the trustee, and certain of their affiliates might be considered “parties in interest” or “disqualified persons” with respect to a Plan. If so, the acquisition, holding or disposition of securities by or on behalf of such Plan could be considered to give rise to a “prohibited transaction” within the meaning of ERISA and the Code unless an exemption is available. Neither Plans nor persons investing Plan Assets should acquire or hold securities solely in reliance upon the availability of any exception under the DOL Regulations.

Underwriter Exemption

The DOL has issued Exemptions to some underwriters, which generally exempt from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited transactions pursuant to Section 4975(a) and (b) of the Code, some transactions, among others, relating to the servicing and operation of mortgage pools and the initial purchase, holding and subsequent resale of mortgage pass-through certificates or other “securities” underwritten by an Underwriter, as defined below, provided that the conditions set forth in the Exemption are satisfied. For purposes of this section “ERISA Considerations”, the term “Underwriter” includes (1) the underwriter, (2) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the underwriter and (3) any member of the underwriting syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

General Conditions of Exemption. The Exemption sets forth six general conditions which must be satisfied for the Exemption to apply.

First, the acquisition of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm’s-length transaction with an unrelated party.

Second, the Exemption applies only to securities evidencing rights and interests that are not subordinated to the rights and interests evidenced by other securities of the same trust, unless none of the mortgage loans has a Current Loan-to-Value Ratio or Loan-to-Value Ratio at the date of issuance of the securities that exceeds 100%.

Third, the securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest generic rating categories by an Exemption Rating Agency. However, the securities must be rated in one of the two highest generic categories by an Exemption Rating Agency if the Loan-to-Value Ratio of any one- to four-family residential mortgage loan or home equity loan held in the trust exceeds 100% but does not exceed 125% at the date of issuance of the securities, and in that case the Exemption will not apply: (1) to any of the securities if any mortgage loan or other asset held in the trust (other than a one- to four-family residential mortgage loan or home equity loan) has a Loan-to-Value Ratio that exceeds 100% at the Closing Date or (2) to any subordinate securities.

Fourth, the trustee cannot be an affiliate of any member of the “Restricted Group” other than an Underwriter. The Restricted Group consists of any Underwriter, the depositor, the master servicer, the special servicer, any servicer and any obligor with respect to assets included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund as of the date of initial issuance of the securities.

Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the depositor pursuant to the assignment of the assets to the related trust fund must represent not more than the fair market value of the obligations; and the sum of all payments made to and retained by the master servicer, the special servicer and any servicer must represent not more than reasonable compensation for the person’s services under the related Agreement and reimbursement of the person’s reasonable expenses in connection therewith.

Sixth, the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

The Exemption permits an interest rate swap or yield maintenance agreement to be held by the trust if it meets the conditions of the Exemption.

Permitted trust funds include owner-trusts, as well as grantor trusts and REMICs. Owner-trusts are subject to certain restrictions in their governing documents to ensure that their assets may not be reached by creditors of the depositor in the event of bankruptcy or other insolvency and must provide certain legal opinions.

The Exemption also requires that the trust fund meet the following requirements: (1) the trust fund must consist solely of assets of the type that have been included in other investment pools; (2) securities evidencing interests in the other investment pools must have been rated in one of the four highest generic categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of securities by or on behalf of a Plan or with Plan Assets; and (3) securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of securities by or on behalf of a Plan or with Plan Assets.

A fiduciary of a Plan or any person investing Plan Assets to purchase a security must make its own determination that the conditions set forth above will be satisfied with respect to the security.

If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange or transfer of securities in the initial issuance of the securities or the direct or indirect acquisition or disposition in the secondary market of securities by a Plan or with Plan Assets or the continued holding of securities acquired by a Plan or with Plan Assets pursuant to either of the foregoing. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a security on behalf of an “Excluded Plan” by any person who has discretionary authority or renders investment advice with respect to the assets of an Excluded Plan. For purposes of the securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

If the specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of securities in the initial issuance of securities between the depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan Assets in the securities is (a) a mortgagor with respect to 5% or less of the fair market value of the trust fund assets or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of securities by a Plan or with Plan Assets and (3) the continued holding of securities acquired by a Plan or with Plan Assets pursuant to either of the foregoing.

Further, if the specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the trust fund. The depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the securities so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the trust fund, provided that the general conditions of the Exemption are satisfied.

The Exemption also may provide an exemption from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if the restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having a specified relationship to such a person) solely as a result of the Plan’s ownership of securities.

The Exemption generally extends exemptive relief to mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing securities. With respect to the securities, the Exemption will generally allow mortgage loans supporting payments to securityholders, and having a value equal to no more than 25% of the total principal amount of the securities being offered by the trust fund, to be transferred to the trust fund within the Pre-Funding Period instead of requiring that all the mortgage loans be either identified or transferred on or before the Closing Date. In general, the relief applies to the purchase, sale and holding of securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

1.             as mentioned, the ratio of the amount allocated to the pre-funding account to the total principal amount of the securities being offered must be less than or equal to 25%;

2.             all additional mortgage loans transferred to the related trust fund after the Closing Date must meet the same terms and conditions for eligibility as the original mortgage loans used to create the trust fund, which terms and conditions have been approved by one of the Exemption Rating Agencies;

3.             the transfer of the additional mortgage loans to the trust fund during the Pre-Funding Period must not result in the securities to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the trust fund;

4.             solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for the mortgage loans included in the related trust fund on the Closing Date and all additional mortgage loans transferred to the related trust fund after the Closing Date at the end of the Pre-Funding Period must not be more than 100 basis points lower than the rate for the mortgage loans which were transferred to the trust fund on the Closing Date;

5.	either:

(1)           the characteristics of the additional mortgage loans transferred to the related trust fund after the Closing Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

(2)           an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to the Exemption Rating Agency rating the securities, the Underwriter and the trustee) stating whether or not the characteristics of the additional mortgage loans transferred to the related trust fund after the Closing Date conform to the characteristics described in the prospectus or prospectus supplement and/or agreement. In preparing the letter, the independent accountant must use the same type of procedures as were applicable to the mortgage loans which were transferred to the trust fund as of the Closing Date;

6.             the Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in some circumstances if the pre-funding accounts falls below the minimum level specified in the Agreement or an event of default occurs;

7.             amounts transferred to any pre-funding accounts and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are permitted by the Exemption Rating Agencies rating the securities and must:

(1)           be direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that the obligations are backed by the full faith and credit of the United States); or

(2)           have been rated (or the obligor has been rated) in one of the three highest generic rating categories by one of the Exemption Rating Agencies (“ERISA Permitted Investments”);

8.	the prospectus or prospectus supplement must describe the duration of the Pre-Funding Period;

9.             the trustee (or any agent with which the trustee contracts to provide trust services) must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities with ERISA. The trustee, as legal owner of the trust fund, must enforce all the rights created in favor of securityholders of the trust fund, including employee benefit plans subject to ERISA.

Other Exemptions

Insurance companies contemplating the investment of general account assets in the securities should consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA.

Prohibited Transaction Class Exemption 83-1. The U.S. Department of Labor has issued an administrative exemption, Prohibited Transaction Class Exemption (“PTCE”) 83-1, which, under certain conditions, exempts from the application of the prohibited transaction rules of ERISA and the excise tax provisions of Section 4975 of the Code transactions involving a Plan in connection with the operation of a “mortgage pool” and the purchase, sale and holding of “mortgage pool pass-through certificates.” A “mortgage pool” is defined as an investment pool, consisting solely of interest bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A “mortgage pool pass-through certificate” is defined as a certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the mortgage loans.

For the exemption to apply, PTCE 83-1 requires that:

•

the depositor and the trustee maintain a system of insurance or other protection for the mortgage loans and the property securing such mortgage loans, and for indemnifying holders of certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of 1% of the aggregate principal balance of the mortgage loans, or 1% of the principal balance of the largest covered pooled mortgage loan;

•	the trustee may not be an affiliate of the depositor;

•

and the payments made and retained by the depositor in connection with the trust fund, together with all funds inuring to the depositor’s benefit for administering the trust fund, represent no more than “adequate consideration” for selling the mortgage loans, plus reasonable compensation for services provided to the trust fund.

In addition, if it is applicable, PTCE 83-1 exempts the initial sale of certificates to a Plan with respect to which the depositor, the special hazard insurer, the pool insurer, the master servicer, or other servicer, or the trustee are or is a party in interest if the Plan does not pay more than fair market value for such certificate and the rights and interests evidenced by such certificate are not subordinated to the rights and interests evidenced by other certificates of the same pool. PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the mortgage pool, provided that any payments made to the master servicer in connection with the servicing of the trust fund are made in accordance with a binding agreement, copies of which must be made available to prospective investors.

In the case of any Plan with respect to which the depositor, the master servicer, the special hazard insurer, the pool insurer, or the trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:

•	the initial sale, exchange or transfer of certificates is expressly approved by an independent fiduciary who has authority to manage and control those plan assets being invested in certificates;

•	the Plan pays no more for the certificates than would be paid in an arm’s length transaction;

•	no investment management, advisory or underwriting fee, sale commission, or similar compensation is paid to the depositor with regard to the sale, exchange or transfer of certificates to the Plan;

•	the total value of the certificates purchased by such Plan does not exceed 25% of the amount issued; and

•	at least 50% of the aggregate amount of certificates is acquired by persons independent of the depositor, the trustee, the master servicer, and the special hazard insurer or pool insurer.

Before purchasing certificates, a fiduciary of a Plan should confirm that the trust fund is a “mortgage pool,” that the certificates constitute “mortgage pool pass-through certificates,” and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any certificates on behalf of a Plan.

ERISA Considerations Relating to Notes

Under the DOL Regulations, the assets of the trust fund would be treated as “plan assets” of a Plan for the purposes of ERISA and the Code only if the Plan acquires an “equity interest” in the trust fund and none of the exceptions contained in the DOL Regulations is applicable. An equity interest is defined under the DOL Regulations as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming that the notes are treated as indebtedness without substantial equity features for purposes of the DOL Regulations, then such notes will be eligible for purchase by Plans. However, without regard to whether the notes are treated as an “equity interest” for such purposes, the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the trust fund or any of its affiliates is or becomes a party in interest or disqualified person with respect to such Plan, or in the event that a note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a party in interest or disqualified person with respect to such Plan. There can be no assurance that the trust fund or any of its affiliates will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

The Exemption permits trust funds which are grantor trusts, owner-trusts or REMICs to issue notes, as well as certificates, provided a legal opinion is received to the effect that the noteholders have a perfected security interest in the trust fund’s assets. The exemptive relief provided under the Exemption for any prohibited transactions which could be caused as a result of the operation, management or servicing of the trust fund and its assets would not be necessary with respect to notes with no substantial equity features which are issued as obligations of the trust fund. Nevertheless, because other prohibited transactions might be involved, the Exemption would provide prohibited transaction exemptive relief, provided that the same conditions of the Exemption described above relating to certificates are met with respect to the notes. The same limitations of such exemptive relief relating to acquisitions of certificates by fiduciaries with respect to Excluded Plans would also be applicable to the notes as described herein.

In the event that the Exemption is not applicable to the notes, one or more other prohibited transactions exemptions may be available to Plans purchasing or transferring the notes depending in part upon the type of Plan fiduciary making the decision to acquire the notes and the circumstances under which such decision is made. These exemptions include, but are not limited to, PTCE 90-1 (regarding investments by insurance company pooled separate accounts), PTCE 91-38 (regarding investments by bank collective investments funds), PTCE 84-14 (regarding transactions effected by “qualified professional asset managers”), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding transactions effected by “in-house asset managers”) (collectively, the “Investor-Based Exemptions”). However, even if the conditions specified in these Investor-Based Exemptions are met, the scope of the relief provided under such Exemptions might or might not cover all acts which might be construed as prohibited transactions.

In the event that the Exemption is not applicable to the notes, there can be no assurance that any class of notes will be treated as indebtedness without substantial equity features for purposes of the DOL Regulations. There is increased uncertainty regarding the characterization of debt instruments that do not carry an investment grade rating. Consequently, in the event of a withdrawal or downgrade to below investment grade of the rating of a class of notes, the subsequent transfer of such notes or any interest therein to a Plan trustee or other person acting on behalf of a Plan, or using Plan Assets to effect such transfer, will be restricted. Unless otherwise stated in the related prospectus supplement, by acquiring a note, each purchaser will be deemed to represent that either (1) it is not acquiring the note with plan assets; or (2) (A) either (x) none of the issuing entity, the depositor any underwriter, the trustee, the master servicer, any other servicer or any of their affiliates is a party in interest with respect to such purchaser that is a Plan or (y) PTCE 90-1, PTCE 91-38, PTCE 84-14, PTCE 95-60, PTCE 96-23 or some other prohibited transaction exemption is applicable to the acquisition and holding of the note by such purchaser and (B) the notes are rated investment grade or better and such person believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the notes. Alternatively, regardless of the rating of the notes, such person may provide the trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the issuing entity, the depositor, the trustee, the master servicer or any other servicer, which opines that the purchase, holding and transfer of such note or interest therein is permissible under applicable law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the issuing entity, the depositor, the trustee, the master servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING CONSIDERATIONS RELATING TO ERISA AND THE CODE THAT ARE APPLICABLE TO THE RELATED SECURITIES. BEFORE PURCHASING SECURITIES IN RELIANCE ON PTCE 83-1, THE EXEMPTION, THE INVESTOR-BASED EXEMPTIONS OR ANY OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

ANY PLAN INVESTOR WHO PROPOSES TO USE “PLAN ASSETS” OF ANY PLAN TO PURCHASE SECURITIES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities and Callable Securities

With respect to those classes of exchangeable securities which were eligible for exemptive relief under the Exemption when purchased, the Exemption would also cover the acquisition or disposition of such exchangeable securities when the securityholder exercises its exchange rights. Similarly, with respect to classes of securities which were eligible for exemptive relief under the Exemption and were issued as a Callable Class, the exercise of the Call would be covered under the Exemption. However, with respect to classes of exchangeable securities and Callable Classes which were not eligible for exemptive relief under the Exemption when purchased, the exchange, purchase or sale of such securities pursuant to the exercise of exchange rights or call rights may give rise to prohibited transactions if a Plan and a party in interest with respect to such Plan are involved in the transaction. However, one or more Investor Based Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code nonetheless will be subject to federal income taxation to the extent that its income is “unrelated business taxable income” within the meaning of Section 512 of the Code. All “excess inclusion” of a REMIC allocated to a REMIC Residual Certificate and held by such an investor will be considered “unrelated business taxable income” and thus will be subject to federal income tax. See “Federal Income Tax Consequences—Taxation of Owners of REMIC Residual Certificates—Excess Inclusions.”

Consultation with Counsel

There can be no assurance that the Exemptions or any other DOL exemption will apply with respect to any particular Plan that acquires the securities or, even if all the conditions specified therein were satisfied, that any such exemption would apply to transactions involving the trust fund. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the securities. Neither the depositor, the trustees, the master servicer nor any of their respective affiliates will make any representation to the effect that the securities satisfy all legal requirements with respect to the investment therein by Plans generally or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

Before purchasing an offered security in reliance on the Exemption, a PTCE or an investor-based exemption, a fiduciary of a plan or other plan asset investor should itself confirm that (a) all the specific and general conditions set forth in the Exemption, PTCE 83-1 one of the class exemptions or section 401(c) of ERISA would be satisfied and (b) in the case of a security purchased under the Exemption, the security constitutes a “security” for purposes of the exemption. In addition to making its own determination as to the availability of the exemptive relief provided in the exemption, one of the class exemptions or section 401(c) of ERISA, the plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase the securities on behalf of a plan.

A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or a Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any similar law.

LEGAL INVESTMENT MATTERS

Each class of certificates offered by this prospectus and by the related prospectus supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. If so specified in the related prospectus supplement, each such class that is rated in one of the two highest rating categories by at least one Rating Agency will constitute “mortgage related securities” for purposes of SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for the entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to “mortgage related securities,” such securities will constitute legal investments for entities subject to the legislation only to the extent provided therein. Some States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in “mortgage related securities,” or require the sale or other disposition of the securities, so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with “mortgage related securities” without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in the securities, and national banks may purchase the securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

The Federal Financial Institutions Examination Council has issued a supervisory policy statement applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in “high-risk mortgage securities.” The policy statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS with an effective date of February 10, 1992. The policy statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the policy statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution’s overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of offered securities will be treated as high-risk under the policy statement.

The predecessor to the OTS issued a bulletin, entitled, “Mortgage Derivative Products and Mortgage Swaps”, which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain “high-risk” mortgage derivative securities and limitations on the use of the securities by insolvent, undercapitalized or otherwise “troubled” institutions. According to the bulletin, such “high-risk” mortgage derivative securities include securities having specified characteristics, which may include some classes of offered securities. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in specified types of securities, which may include some classes of offered securities. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

Any class of securities that is not rated in one of the two highest rating categories by at least one Rating Agency, and any other class of securities specified in the related prospectus supplement, will not constitute “mortgage related securities” for purposes of SMMEA. Prospective investors in these classes of securities, in particular, should consider the matters discussed in the following paragraph.

There may be other restrictions on the ability of investors either to purchase some classes of offered securities or to purchase any class of offered securities representing more than a specified percentage of the investors’ assets. The depositor will make no representations as to the proper characterization of any class of offered securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered securities of any class thereof constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to the investor.

USE OF PROCEEDS

Substantially all of the net proceeds to be received from the sale of certificates will be applied by the depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the mortgage loans and/or mortgage securities in the respective mortgage pools and to pay other expenses. The depositor expects that it will make additional sales of securities similar to the offered securities from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

METHODS OF DISTRIBUTION

The depositor will offer the securities in series. The distribution of the securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, Bear, Stearns & Co. Inc., an affiliate of the depositor, acting as underwriter with other underwriters, if any, named in such prospectus supplement will distribute the securities in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement. In such event, the related prospectus supplement may also specify that the underwriters will not be obligated to pay for any securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of the securities, underwriters may receive compensation from the depositor or from purchasers of the securities in the form of discounts, concessions or commissions. The related prospectus supplement will describe any such compensation that is paid by the depositor.

As to any offering of securities, in addition to the method of distribution as described in the prospectus supplement and this base prospectus, the distribution of any class of the offered securities may be effected through one or more resecuritization transactions, in accordance with Rule 190(b).

Alternatively, the related prospectus supplement may specify that Bear, Stearns & Co. Inc. acting as agent or in some cases as principal with respect to securities that it has previously purchased or agreed to purchase, will distribute the securities. If Bear, Stearns & Co. Inc. acts as agent in the sale of securities, Bear, Stearns & Co. Inc. will receive a selling commission with respect to each series of securities, depending on market conditions, expressed as a percentage of the aggregate principal balance of the securities sold hereunder as of the closing date. The exact percentage for each series of securities will be disclosed in the related prospectus supplement. To the extent that Bear, Stearns & Co. Inc. elects to purchase securities as principal, Bear, Stearns & Co. Inc. may realize losses or profits based upon the difference between its purchase price and the sales price. The related prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of securities of such series.

The depositor will indemnify Bear, Stearns & Co. Inc. and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Bear, Stearns & Co. Inc. and any underwriters may be required to make in respect thereof.

In the ordinary course of business, the depositor and Bear, Stearns & Co. Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor’s mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

Bear, Stearns & Co. Inc. may use this prospectus and the related prospectus supplement in connection with offers and sales related to market-making transactions in the securities. Bear, Stearns & Co. Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

The depositor anticipates that the securities will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be “underwriters” within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of securities. Securityholders should consult with their legal advisors in this regard before any such reoffer or sale.

LEGAL MATTERS

Legal matters in connection with the securities of each series, including both federal income tax matters and the legality of the securities being offered, will be passed upon for the depositor by Thacher Proffitt & Wood LLP, New York, New York, Orrick, Herrington & Sutcliffe LLP, New York, New York, or Greenberg Traurig LLP, New York, New York.

FINANCIAL INFORMATION

With respect to each series, a new trust fund will be formed, and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

RATING

It is a condition to the issuance of any class of offered securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

Ratings on mortgage pass-through certificates and mortgage-backed notes address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which the holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates and notes, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates and mortgage-backed notes do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which the prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest securities in extreme cases might fail to recoup their initial investments.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to security holders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in “Description of the Securities — Reports to Securityholders” and “Servicing of Mortgage Loans — Evidence as to Compliance”, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as shall have been filed with the Commission will be posted on the [sponsor’s][depositor’s] internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission. The address of the website is: __________________.

This prospectus does not contain all of the information set forth in the registration statement (of which this prospectus forms a part) and exhibits thereto which the depositor has filed with the Commission under the Securities Act and to which reference is hereby made.

REPORTS TO SECURITYHOLDERS

The master servicer or another designated person will be required to provide periodic unaudited reports concerning each trust fund to all registered holders of offered securities of the related series with respect to each trust fund as are required under the Exchange Act and the Commission’s related rules and regulations, and under the terms of the applicable agreements.

As to each issuing entity, so long as it is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

As to each issuing entity that is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the [sponsor’s][depositor’s] website referenced above under “Available Information” as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge. See “Servicing of Mortgage Loans — Evidence as to Compliance” and “Description of the Securities — Reports to Securityholders.”

INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus and in the related prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series. All documents subsequently filed by the depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the offered securities shall also be deemed incorporated by reference into this prospectus and the related prospectus supplement.

The depositor will provide or cause to be provided without charge to each person to whom this prospectus is delivered in connection with the offering of one or more classes of offered securities, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the offered securities, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The depositor has determined that its financial statements will not be material to the offering of any offered securities.

GLOSSARY

Accrual Security — A security with respect to which some or all of its accrued interest will not be distributed as interest but rather an amount equal to that interest will be added to the principal balance thereof on each distribution date for the period described in the related prospectus supplement.

Affiliated Seller — Banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, and other mortgage loan originators or sellers affiliated with the depositor, which may include EMC Mortgage Corporation.

Agreement — An owner trust agreement, servicing agreement, indenture or pooling and servicing agreement.

ARM Loan — A mortgage loan with an adjustable interest rate.

Assumption Fee — The fee paid to the mortgagee upon the assumption of the primary liability for payment of the mortgage.

Bankruptcy Amount — The amount of Bankruptcy Losses that may be allocated to the credit enhancement of the related series.

Bankruptcy Code — Title 11 of the United States Code, as amended from time to time.

Bankruptcy Loss — A Realized Loss attributable to certain actions which may be taken by a bankruptcy court in connection with a mortgage loan, including a reduction by a bankruptcy court of the principal balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

Beneficial Owner — A person acquiring an interest in any DTC Registered Security.

Benefit Plan Investors — Plans, as well as any “employee benefit plan” (as defined in Section 3(3) or ERISA) which is not subject to Title I of ERISA, such as governmental plans (as defined in Section 3(32) of ERISA) and church plans(as defined in Section 3(33) of ERISA) which have not made an election under Section 410(d) of the Code, and any entity whose underlying assets include Plan Assets by reason of a Plan’s investment in the entity.

Buydown Account — With respect to a buydown mortgage loan, the custodial account where the Buydown Funds are placed.

Buydown Funds — With respect a buydown mortgage loan, the amount contributed by the seller of the mortgaged property or another source and placed in the Buydown Account.

Buydown Period — The period during which funds on a buydown mortgage loan are made up for from the Buydown Account.

Call Class — A class of securities which entitles the holder thereof to direct the trustee to redeem a Callable class of securities.

Callable Class — A class of securities of a series which is redeemable, directly or indirectly, at the direction of the holder of the related Call Class, as provided in the related prospectus supplement. A Callable Class may have a “lock-out period” during which such securities cannot be called and generally will be called only if the market value of the assets in the trust fund for such Callable Class exceeds the outstanding principal balance of such assets.

CERCLA — The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

Class Factor — For any exchangeable security and any month, will be a truncated seven digit decimal which, which when multiplied by the original principal amount of that class, will equal its remaining principal amount, after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

Clearstream — Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

Closing Date — With respect to any series of securities, the date on which the securities are issued.

Code — The Internal Revenue Code of 1986.

Commission — The Securities and Exchange Commission.

Committee Report — The Conference Committee Report accompanying the Tax Reform Act of 1986.

Conservation Act — The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

Contract — Manufactured housing conditional sales contracts and installment loan agreements each secured by a Manufactured Home.

Contributions Tax — With respect to specific contributions to a REMIC made after the Closing Date, a tax on the REMIC equal to 100% of the value of the contributed property.

Cooperative — With respect to a cooperative mortgage loan, the corporation that owns the related apartment building.

Crime Control Act — The Comprehensive Crime Control Act of 1984.

Defaulted Mortgage Loss — A Realized Loss other than a Special Hazard Loss, Extraordinary Loss or other losses resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

Deferred Interest — If an adjustment to the mortgage rate on a mortgage loan has caused the amount of accrued interest on the mortgage loan in any month to exceed the scheduled monthly payment on the mortgage loan, the resulting amount of interest that has accrued but is not then payable;

Deleted Mortgage Loan — A mortgage loan which has been removed from the related trust fund.

Designated Seller Transaction — A series of securities where the related mortgage loans are provided either directly or indirectly to the depositor by one or more Sellers identified in the related prospectus supplement.

Determination Date — The close of business on the date on which the amount of each distribution to securityholders will be determined, which shall be stated in each prospectus supplement.

Distribution Account — One or more separate accounts for the collection of payments on the related mortgage loans and/or mortgage securities constituting the related trust fund, which may be a Master Servicer Collection Account.

DIDMC — The Depository Institutions Deregulation and Monetary Control Act of 1980.

DOL — The U.S. Department of Labor.

DOL Regulations — Regulations by the DOL promulgated at 29 C.F.R.ss.2510.3-101.

DTC — The Depository Trust Company.

DTC Registered Security — Any security initially issued through the book-entry facilities of the DTC.

Eligible Account — An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by the FDIC), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel (obtained by and at the expense of the person requesting that the account be held pursuant to this clause (ii)) delivered to the trustee prior to the establishment of the account, the securityholders will have a claim with respect to the funds in the account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments) securing the funds that is superior to claims of any other depositors or general creditors of the depository institution with which the account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the classes of the securities then rated by the Rating Agencies). Eligible Accounts may or may not bear interest.

Equity Certificates — With respect to any series of notes, the certificate or certificates representing a beneficial ownership interest in the related issuing entity.

ERISA — The Employee Retirement Income Security Act of 1974, as amended.

ERISA Plans — Employee pension and welfare benefit plans subject to ERISA.

ES Class — A class of exchangeable securities, as described under “Description of the Certificates — Exchangeable Securities.”

Exemption — An individual prohibited transactions exemption issued by the DOL to an underwriter, as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21,1997), PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002).

Exemption Rating Agency — Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or Fitch, Inc.

Exchange Act — The Securities Exchange Act of 1934, as amended.

Extraordinary Loss — Any Realized Loss occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

Fraud Loss — A Realized Loss incurred on a defaulted mortgage loan as to which there was fraud in the origination of the mortgage loan.

Fraud Loss Amount — The amount of Fraud Losses that may be allocated to the credit enhancement of the related series.

FTC Rule — The so-called “Holder-in-Due-Course” Rule of the Federal Trade Commission.

Garn-St Germain Act — The Garn-St Germain Depository Institutions Act of 1982.

Ginnie Mae — The Government National Mortgage Association.

Global Securities — The certificated securities registered in the name of DTC, its nominee or another depository representing interests in the class or classes specified in the related prospectus supplement which are held in book-entry form.

Grantor Trust Certificate — A certificate representing an interest in a Grantor Trust Fund.

Grantor Trust Fractional Interest Certificate — A Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related Grantor Trust Fund, together with interest on the Grantor Trust Certificates at a pass-through rate.

Grantor Trust Strip Certificate — A certificate representing ownership of all or a portion of the difference between interest paid on the mortgage loans constituting the related Grantor Trust Fund (net of normal administration fees and any retained interest of the depositor) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to the Grantor Trust Fund. A Grantor Trust Strip Certificate may

also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related Grantor Trust Fund.

Grantor Trust Fund — A trust fund as to which no REMIC election will be made and which qualifies as a “grantor trust” within the meaning of Subpart E, part I of subchapter J of the Code.

High Cost Loans — Mortgage loans subject to the Homeownership Act, which amended TILA to provide new requirements applicable to loans that exceed certain interest rate and/or points and fees thresholds.

High LTV Loans — Mortgage loans with Loan-to-Value Ratios in excess of 80% and as high as 150% and which are not be insured by a Primary Insurance Policy.

Homeownership Act —The Home Ownership and Equity Protection Act of 1994.

Housing Act — The National Housing Act of 1934, as amended.

Index — With respect to an ARM Loan, the related index will be specified in the related prospectus supplement, will be of a type that are customarily used in the debt and fixed income markets to measure the cost of borrowed funds, and may include one of the following indexes: (1) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of either six months or one year, (2) the weekly auction average investment yield of U.S. Treasury bills of six months, (3) the daily Bank Prime Loan rate made available by the Federal Reserve Board, (4) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, (5) the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the related prospectus supplement or (6) any other index described in the related prospectus supplement.

Insurance Proceeds — Proceeds received under any hazard, title, primary mortgage, FHA or other insurance policy that provides coverage with respect to a particular mortgaged property or the related mortgage loan (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the master servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

Intermediary — An institution that is not a participant in the DTC but clears through or maintains a custodial relationship with a participant.

IRS — The Internal Revenue Service.

Issue Premium — The excess of the issue price of a REMIC Regular Certificate over its stated redemption price.

Issuing Entity — With respect to a series of notes, the Delaware statutory trust or other trust, created pursuant to the owner trust agreement, that issues the notes.

Liquidation Proceeds — (1) All amounts, other than Insurance Proceeds received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof, by foreclosure or otherwise, together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any mortgaged properties acquired by the trust fund through foreclosure or otherwise and (2) all proceeds of any mortgage loan or mortgage security purchased (or, in the case of a substitution, amounts representing a principal adjustment) by the master servicer, the depositor, a Seller or any other person pursuant to the terms of the related pooling and servicing agreement or servicing agreement as described under “The Mortgage Pools—Representations by Sellers,” “Servicing of Mortgage Loans—Realization Upon and Sale of Defaulted Mortgage Loans,” “—Assignment of Trust Fund Assets” above and “The Agreements—Termination.”

Loan-to-Value Ratio — With respect to any mortgage loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan plus the principal balance of any senior mortgage loan to the Value of the related mortgaged property.

Manufactured Home — Manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a “manufactured home” as “a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that the term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter.”

Master Servicer Collection Account — One or more separate accounts established by a master servicer, into which each of the related servicers are required to remit collections of payments on the related mortgage loans included in the related trust fund.

Net Mortgage Rate — With respect to a mortgage loan, the mortgage rate net of the per annum rate or rates applicable to the calculation of servicing and administrative fees and any retained interest of the depositor.

Nonrecoverable Advance — An advance which, in the good faith judgment of the master servicer or a servicer, as applicable, will not be recoverable from recoveries on the related mortgage loan or another specifically identified source.

Note Margin — With respect to an ARM Loan, the fixed percentage set forth in the related mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

OID Regulations — The rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the related Treasury regulations.

OTS — The Office of Thrift Supervision.

Parity Act — The Alternative Mortgage Transaction Parity Act of 1982.

Parties in Interest — With respect to a Plan, persons who have specified relationships to the Plans, either “Parties in Interest” within the meaning of ERISA or “Disqualified Persons” within the meaning of the Code.

Percentage Interest — With respect to a security of a particular class, the percentage obtained by dividing the initial principal balance or notional amount of the security by the aggregate initial amount or notional balance of all the securities of the class.

Permitted Investments — United States government securities and other investment grade obligations specified in the related pooling and servicing agreement or the related servicing agreement and indenture.

Plan Assets — “Plan assets” of a Plan, within the meaning of the DOL Regulations.

Plans — ERISA Plans and Tax Favored Plans.

Prepayment Assumption — With respect to a REMIC Regular Certificate or a Grantor Trust Certificate, the prepayment assumption used in pricing the initial offering of that security.

Prepayment Interest Shortfall — With respect to any mortgage loan with a prepayment in part or in full the excess, if any, of interest accrued and otherwise payable on the related mortgage loan over the interest charged to the borrower (net of servicing and administrative fees and any retained interest of the depositor).

Primary Insurance Covered Loss — With respect to a mortgage loan covered by a Primary Insurance Policy, the amount of the related loss covered pursuant to the terms of the Primary Insurance Policy, which will generally consist of the unpaid principal amount of the mortgage loan and accrued and unpaid interest on the mortgage loan and reimbursement of specific expenses, less (1) rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from the related mortgaged property, (2) hazard insurance proceeds in excess of the amount required to restore the related mortgaged property and which have not been applied to the payment of the mortgage loan, (3) amounts expended but not approved by the primary insurer, (4) claim payments previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

Primary Insurance Policy — A primary mortgage guaranty insurance policy.

Primary Insurer — An issuer of a Primary Insurance Policy.

Protected Account — One or more separate accounts established by each servicer servicing the mortgage loans, for the collection of payments on the related mortgage loans included in the related trust fund.

PTCE — Prohibited Transaction Class Exemption.

Qualified Substitute Mortgage Loan — A mortgage loan substituted for a Deleted Mortgage Loan, meeting the requirements described under “The Mortgage Pools— Representations by Sellers” in this prospectus.

Rating Agency — A “nationally recognized statistical rating organization” within the meaning of Section 3(a)(41) of the Exchange Act.

Realized Loss — Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the mortgage note.

Record Date — The close of business on the last business day of the month preceding the month in which the applicable distribution date occurs.

Relief Act — The Servicemembers Civil Relief Act..

REMIC — A real estate mortgage investment conduit as defined in Sections 860A through 860G of the Code.

REMIC Administrator — The trustee, the master servicer or another specified party who administers the related REMIC.

REMIC Certificates — Certificates evidencing interests in a trust fund as to which a REMIC election has been made.

REMIC Provisions — Sections 860A through 860G of the Code.

REMIC Regular Certificate — A REMIC Certificate designated as a “regular interest” in the related REMIC.

REMIC Regular Certificateholder — A holder of a REMIC Regular Certificate.

REMIC Residual Certificate — A REMIC Certificate designated as a “residual interest” in the related REMIC.

REMIC Residual Certificateholder — A holder of a REMIC Residual Certificate.

REMIC Regulations — The REMIC Provisions and the related Treasury regulations.

REO Mortgage Loan — A mortgage loan where title to the related mortgaged property has been obtained by the trustee or to its nominee on behalf of securityholders of the related series.

RICO — The Racketeer Influenced and Corrupt Organizations statute.

Securities Act — The Securities Act of 1933, as amended.

Seller — The seller of the mortgage loans or mortgage securities included in a trust fund to the depositor with respect a series of securities, who shall be an Affiliated Seller or an Unaffiliated Seller.

Single Family Property — An attached or detached one-family dwelling unit, two-to four-family dwelling unit, condominium, townhouse, row house, individual unit in a planned-unit development and other individual dwelling units.

SMMEA — The Secondary Mortgage Market Enhancement Act of 1984.

Special Hazard Amount — The amount of Special Hazard Losses that may be allocated to the credit enhancement of the related series.

Special Hazard Loss — (1) losses due to direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (2) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies.

Strip Security — A security which will be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions or (2) interest distributions, with disproportionate, nominal or no principal distributions.

Tax Favored Plans — Tax-qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code.

TILA — The Federal Truth-in-Lending Act.

Title V — Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980.

Title VIII — Title VIII of the Garn-St Germain Act.

Unaffiliated Sellers — Banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, the Resolution Trust Corporation, the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

United States Person — A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations),or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

Value — With respect to a mortgaged property securing a single family, multifamily, commercial or mixed-use loan, the lesser of (x) the appraised value determined in an appraisal obtained at origination of the mortgage loan, if any, or, if the related mortgaged property has been appraised subsequent to origination, the value determined in the subsequent appraisal and (y) the sales price for the related mortgaged property (except in circumstances in which there has been a subsequent appraisal). However, in the case of refinanced, modified or converted single family, multifamily, commercial or mixed-use loans, the “Value” of the related mortgaged property will be equal to the lesser of (x) the appraised value of the related mortgaged property determined at origination or in an appraisal, if any, obtained at the time of refinancing, modification or conversion and (y) the sales price of the related mortgaged property or, if the mortgage loan is not a rate and term refinance mortgage loan and if the mortgaged property was owned for a relatively short period of time prior to refinancing, modification or conversion, the sum of the sales price of the related mortgaged property plus the added value of any improvements. With respect to a new Manufactured Home, the “Value” is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site), including “accessories” identified in the invoice, plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance, depending on the size of the unit, and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. With respect to a used Manufactured Home, the “Value” is the least of the sale price, the appraised value, and the National Automobile Dealer’s Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable. An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

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                                          $5,084,484,000 (Approximate)
                                  Structured Asset Mortgage Investments II Inc.
                                                    Depositor
                                            Bear Stearns ALT-A Trust
                                       Mortgage Pass-Through Certificates,
                                                  Series 2006-4

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                                              Prospectus Supplement
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                                            Bear, Stearns & Co. Inc.
                                                   Underwriter
You should rely only on the information  contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.  We have not authorized anyone to provide you with different information.
We are not offering the offered certificates in any state where offer is not permitted.
Dealers will be required to deliver a prospectus  supplement and prospectus  when acting as  underwriters  of the
certificates   offered  by  this  prospectus   supplement  and  with  respect  to  their  unsold   allotments  or
subscriptions.  In addition,  all dealers selling the offered certificates,  whether or not participating in this offering,  may be required to deliver a prospectus  supplement  and prospectus for 90 days after the date of this prospectus  supplement,  such delivery obligation generally may be satisfied through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.
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(1)      The description  herein and in Schedule A hereof of the mortgage loans is based upon estimates of the  composition  thereof as of the Cut-off  Date,  as  adjusted to reflect the Stated  Principal  Balances  as of the Cut-off  Date.  Prior to the  issuance of the
Certificates,  mortgage  loans may be removed as a result of (i)  principal  prepayments  thereof in full prior to June 30, 2006,  (ii)
requirements  of Moody’s or S&P or (iii)  delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the trust.  The  Depositor  believes  that the  estimated  information  set forth herein with  respect to the  mortgage  loans as presently
constituted  is  representative  of  the  characteristics   thereof  at  the  time  the  Certificates  are  issued,   although  certain
characteristics of the mortgage loans may vary.